                               TABLE OF CONTENTS
                                                                            PAGE
Managers' Comments........................................................2
Financial Statements and Highlights
 Statements of Assets and Liabilities................................... 46
 Statements of Operations ...............................................61
 Statements of Changes in Net Assets.................................... 76
 Notes to Financial Statements.......................................... 98
 Schedules of Investments
  Balanced Fund.........................................................135
  Bond & Mortgage Securities Fund.......................................148
  Capital Preservation Fund.............................................156
  Government Securities Fund............................................161
  High Quality Intermediate-Term Bond Fund..............................162
  High Quality Long-Term Bond Fund......................................168
  High Quality Short-Term Bond Fund.....................................174
  International Emerging Markets Fund...................................180
  International Fund I..................................................183
  International Fund II ................................................188
  International SmallCap Fund...........................................190
  LargeCap Growth Fund..................................................193
  LargeCap S&P 500 Index Fund...........................................195
  LargeCap Value Fund...................................................203
  MidCap Blend Fund.....................................................205
  MidCap Growth Fund....................................................208
  MidCap S&P 400 Index Fund.............................................211
  MidCap Value Fund.....................................................218
  Money Market Fund.....................................................221
  Partners LargeCap Blend Fund..........................................224
  Partners LargeCap Blend Fund I........................................226
  Partners LargeCap Growth Fund I.......................................231
  Partners LargeCap Growth Fund II......................................233
  Partners LargeCap Value Fund..........................................236
  Partners MidCap Blend Fund............................................239
  Partners MidCap Growth Fund...........................................243
  Partners MidCap Value Fund............................................246
  Partners SmallCap Growth Fund I.......................................248
  Partners SmallCap Growth Fund II......................................250
  Partners SmallCap Value Fund..........................................252
  Preferred Securities Fund.............................................254
  Principal LifeTime 2010 Fund..........................................256
  Principal LifeTime 2020 Fund..........................................257
  Principal LifeTime 2030 Fund..........................................258
  Principal LifeTime 2040 Fund..........................................259
  Principal LifeTime 2050 Fund..........................................260
  Principal LifeTime Strategic Income Fund..............................261
  Real Estate Fund......................................................262
  SmallCap Blend Fund...................................................263
  SmallCap Growth Fund..................................................268
  SmallCap S&P 600 Index Fund...........................................273
  SmallCap Value Fund...................................................283
  Technology Fund.......................................................287
 Financial Highlights...................................................288
Report of Independent Auditors..........................................415
Board of Directors......................................................416
Shareholder Meeting Results.............................................418
Federal Income Tax Information..........................................419

MANAGERS' COMMENTS


Principal Management Corporation and its Sub-Advisors are staffed with investment professionals who manage each individual Fund. Comments by these individuals in the following paragraphs summarize in capsule form the general strategy and results of each Fund from its inception through October 31, 2002. The accompanying graphs display results for the life of the Fund. Average annual total return figures provided for each Fund in the graphs reflect all expenses of the Fund (including the contingent deferred sales charge for Class J shares) and assume all distributions are reinvested. Past performance is not predictive of future performance. Returns and net asset values fluctuate. Shares are redeemable at current net asset value, which may be more or less than original cost.


The various indices included in the following graphs are unmanaged and do not reflect any commissions or fees which would be incurred by an investor purchasing the securities included in the index. Investors cannot invest directly into these or any indices.


BALANCED FUND

WILLIAM C. ARMSTRONG, DIRK LASCHANZKY AND
DOUGLAS R. RAMSEY

GROWTH OF $10,000

        Cumulative Returns
        as of October 31, 2002
Class                   1 Year  Life of Fund*
Advisors Preferred      -9.21%  -9.85%
Advisors Select         -9.39%  -10.05%
J                       -10.50% -9.29%
Institutional           -8.69%  -8.43%
Preferred               -8.89%  -9.53%
Select                  -9.02%  -9.70%

        60% S&P
        500/40%
        Lehman      Lehman
        Brothers    Brothers
        Aggregate   Aggregate   Standard &    Morningstar
          Bond        Bond      Poor's 500   Domestic Hybrid    Balanced Fund,
         Index       Index      Stock Index     Category        Advisor Select
         10          10            10             10                9.525
"2001"   9.234       11.241        8.152          9.476             9.065
"2002"   8.617       11.903        6.92           9.96              8.214


Note: Past performance is not predictive of future performance.
The performance of Advisors Preferred, Preferred, Select, Institutional, and Class J shares will vary from the performance of Advisors Select shares based on the differences in sales charges and fees. The returns shown do not reflect taxes, if any, that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

* The inception date of the Institutional Class and Class J shares was March 1, 2001. The Advisors Preferred, Advisors Select, Preferred and Select Classes inception was December 6, 2000.

LOGO

The Principal Investors Fund - Balanced Fund underperformed the 60% S&P500/40% Lehman Aggregate Index for the year primarily due to the Fund's overweighted position in stocks versus bonds. For the one year period ended October 31, 2002, the Fund returned -9.39% compared to -6.68% for the Index. Individual security selection tended to add value, but overall performance suffered due to the overweighted equity position in the Fund's portfolio. The overweighted position in value companies versus growth companies tended to make a marginal contribution to the Fund's performance. International exposure was positive for overall portfolio returns for the year. The fixed-income holdings continued to provide competitive returns for the Fund.


The equity markets continued to disappoint investors with sharp price declines during the past year. Investor confidence is at low levels as the economy remains troubled and companies provide analysts with negative information about future quarters' earnings. The earnings shortfall and increased expectations of expanded overseas military activity kept the equity market in a downturn. The fixed-income markets advanced during the year as inflation remained low and yields moved down, increasing bond prices. The difference in yield between various fixed-income securities became wider as investors sought the safety of government securities. The economic future remains uncertain as economists continue to debate when the recovery will boost the financial markets.


Investors are uncomfortable with the equity markets for a number of reasons, including lack of earnings growth, continued financial scandals and a lackluster economy. As a result, investors have begun scrutinizing company financial statements more carefully to identify the quality firms. The integrity of financial reporting and companies' ability to grow earnings, even in a slowing economic environment, will be increasingly important to investors. Now that company CEOs must sign reported financial statements and assume personal liability for those numbers, investors may begin to feel more confident about the quality of reported earnings.


The equity markets experienced declines across all areas during the past year. Small-cap companies generally were down less than larger firms. International markets were down sharply and domestic growth and value firms fell together. Fixed-income markets advanced as yields dropped and prices increased across all maturities.


The Fund continues to maintain a diversified position with investments in domestic equities, foreign equities and domestic fixed-income securities. The Fund will remain overweighted in stocks versus bonds until a clear economic and market environment favors one asset class over the other. An improving economic environment in the coming year could provide value to the Fund's equity and fixed-income components.

BOND AND MORTGAGE SECURITIES FUND

WILLIAM C. ARMSTRONG

GROWTH OF $10,000

        Cumulative Returns
        as of October 31, 2002
Class                  1 Year  Life of Fund*
Advisors Preferred      4.08%   7.86%
Advisors Select         3.80%   7.58%
J                       2.86%   6.21%
Institutional           4.76%   7.03%
Preferred               4.50%   8.22%
Select                  4.96%   8.38%

        Lehman Brothers     Morningstar        Bond & Mortgage
        Aggregate Bond    Intermediate-Term    Securities Fund,
            Index          Bond Category       Advisors Select
            10                10                   10
"2001"      11.241            11.148               10.932
"2002"      11.903            11.761               11.347


Note: Past performance is not predictive of future performance.
The performance of Advisors Preferred, Preferred, Select, Institutional, and Class J shares will vary from the performance of Advisors Select shares based on the differences in sales charges and fees. The returns shown do not reflect taxes, if any, that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

* The inception date of the Institutional Class and Class J shares was March 1, 2001. The Advisors Preferred, Advisors Select, Preferred and Select Classes inception was December 6, 2000.

LOGO

The Principal Investors Fund - Bond & Mortgage Securities Fund underperformed the Lehman Aggregate Index for the one-year period ended October 31, 2002, returning 3.80% compared to 5.89% for the Index. Performance was hindered by an underweighted position versus the Index in U.S. Treasuries and agencies, as well as a slightly overweighted position in investment grade corporate bonds. In addition, a small allocation to below investment grade corporate bonds (a sector which is not part of the Lehman Aggregate Index) negatively impacted the performance of the Fund.


Throughout the year the Fund's portfolio was further diversified in the corporate bond sector and purchases were focused on high quality sectors such as banks and stable sectors such as railroads and energy. In addition, allocations to U.S. Treasuries and agencies were increased during the year as the volatility within the market warranted taking less risk within the portfolio. The portfolio benefited from overweighted positions in mortgage-backed securities and commercial mortgage-backed securities, which were both top-performing sectors within fixed-income security investments during this time.


The Federal Reserve (Fed) continued its unprecedented easing policy throughout the year, dropping the federal funds rate to 1.75%, down from 2.50% at the end of October 2001. These rate cuts were intended to maintain the strength of consumer spending, while trying to stimulate both business spending and the U.S. equity market.


However, the Fed's efforts to revitalize economic and equity performance were hampered by continual shocks to investor and consumer confidence led by accounting scandals at Enron, WorldCom, Qwest, and Tyco. As a consequence, investors punished industries such as telecom, pipeline utilities, and autos. Burdened by debt and cash flow problems, the prices of securities in these industries fell in both the debt and equity markets. Volatility continued to be high within the corporate bond market and the difference in price due to risk between high quality, stable bonds and lower-rated riskier bonds remained at all time highs. Consumers supported economic growth by taking advantage of 40-year-low mortgage rates to refinance homes, which gave them extra cash to spend.

CAPITAL PRESERVATION FUND

KEVIN W. CROFT

GROWTH OF $10,000

        Cumulative Returns
        as of October 31, 2002
Class                  1 Year  Life of Fund*
Advisors Preferred      3.68%   3.78%
Advisors Select         3.50%   3.59%
J                       2.24%   2.62%
Institutional           4.27%   4.35%
Preferred               4.00%   4.10%
Select                  3.88%   3.94%

        Lehman Brothers
        Mutual Fund U.S.      Morningstar      Capital Preservation
        Government 1-3      Short-Term Bond          Fund,
          Year Index           Category          Advisors Select
            10                   10                  9.525
"2001"      10.443               10.458              10.144
"2002"      10.956               7.888               10.499


Note: Past performance is not predictive of future performance.
The performance of Advisors Preferred, Preferred, Select, Institutional, and Class J shares will vary from the performance of Advisors Select shares based on the differences in sales charges and fees. The returns shown do not reflect taxes, if any, that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

* The Advisors Preferred, Advisors Select, J, Institutional, Preferred and Select Classes inception was June 15, 2001.

LOGO

The Principal Investors Fund - Capital Preservation Fund underperformed the Lehman Mutual Fund 1-3 Year Government/Credit Index due to the plunge in interest rates throughout the summer months. In the past year, the Fund returned 3.50%, compared to 4.91% for the Index. The Fund offers a competitive dividend yield that is more than 1.4% higher than the 90-day commercial paper rate. The Fund generates the dividend income of a short-term bond fund and the low price volatility of a money market fund by maintaining positions in book value wrap agreements, and short-term and long-term investments.


The book value wrap agreements (the contracts that create the Fund's stable value characteristics) worked as expected and met the primary objective of maintaining a constant $10 share price. Book value wrap agreements remove share price volatility, creating consistent performance that is earned exclusively through dividend income. Due to the constant share price, Fund performance will generally be above the Index when interest rates rise and below the Index when interest rates fall.


Last year's potent combination of interest rate cuts and federal tax cuts set the stage for economic expansion in the latter part of 2002 and into 2003. This scenario was on track until both Wall Street and Main Street lost confidence in corporate America during the second quarter as management credibility came under fire following the announcement of numerous accounting frauds and formal Securities and Exchange Commission investigations.


Equity markets slumped and corporate bond markets were volatile due to continued ratings downgrades by several large corporate bond issuers. U.S. economic growth accelerated in the third quarter as consumers returned en masse to auto showrooms, led by another round of 0% financing. The housing market continued to be very strong and housing starts and home sales remained near record levels.


The cyclical recovery from recession continues, but the recovery is not gaining the momentum it needs from business. The summer stock market plunge hurt business confidence, and left company managers hesitant to add to payrolls or increase capital spending. The U.S. economy should continue to grow at a very modest pace for the foreseeable future.

GOVERNMENT SECURITIES FUND

MARK KARSTROM AND MARTIN J. SCHAFER

GROWTH OF $10,000

        Cumulative Returns
        as of October 31, 2002
Class                   1 Year  Life of Fund*
Advisors Preferred      5.09%   7.60%
Advisors Select         5.00%   7.43%
J                       3.87%   6.59%
Institutional           5.86%   7.59%
Preferred               5.61%   8.01%
Select                  5.48%   7.89%

        Lehman Brothers        Morningstar              Government
        Mortgage Backed    Intermediate Government    Securities Fund,
        Securities Index        Category              Advisors Select
             10                   10                      9.525
"2001"       11.106               11.116                  10.81
"2002"       11.806               11.262                  11.351


Note: Past performance is not predictive of future performance.
The performance of Advisors Preferred, Preferred, Select, Institutional, and Class J shares will vary from the performance of Advisors Select shares based on the differences in sales charges and fees. The returns shown do not reflect taxes, if any, that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

* The inception date of the Institutional Class and Class J shares was March 1, 2001. The Advisors Preferred, Advisors Select, Preferred and Select Classes inception was December 6, 2000.

LOGO

The Principal Investors Fund - Government Securities Fund returned 5.00% for the year ending October 31, 2002, lagging the 6.30% performance of the Lehman MBS Index. This underperformance was due to the refinancing of the mortgage loans underlying the bonds in the Fund's portfolio. Those funds then had to be reinvested at lower interest rates this year. Generally mortgage securities outperform when interest rates are stable to rising as their higher yield and lower price volatility produce better returns than other government securities.


A potent combination of Federal Reserve interest rate cuts and government tax cuts set the stage for economic expansion for the latter part of 2001 and into 2002. This process was on track until the second quarter of this year. Then both Wall Street and Main Street lost confidence in corporate America as management credibility came under fire following announcements of accounting frauds and formal Securities and Exchange Commission investigations. Equity markets slumped and corporate bond markets were volatile due to continued ratings downgrades by several large corporate bond issuers. U.S. economic growth accelerated in the third quarter as consumers returned en masse to auto showrooms, led by another round of 0% financing. The housing market continued to be very strong as housing starts and home sales remained near record levels. The cyclical recovery from recession continues, but the recovery is not gaining the momentum it needs from business. The summer stock market plunge hurt business confidence, and left company managers hesitant to add to payrolls or increase capital spending. The U.S. economy should continue to grow at a very modest pace for the foreseeable future.


The portfolio continues to emphasize the exclusive use of government mortgage securities that produce higher yields, safety of principal, and favorable risk/return characteristics. While mortgage securities generally underperform U.S. Treasuries during periods of falling interest rates, their additional yield and lower volatility of mortgage securities generally leads to superior long-term performance. The Fund remains positioned to perform well over the next year.

HIGH QUALITY INTERMEDIATE-TERM BOND FUND

KEVIN W. CROFT AND MARTIN J. SCHAFER

GROWTH OF $10,000

        Cumulative Returns
        as of October 31, 2002
Class                   1 Year  Life of Fund*
Advisors Preferred      4.61%   8.17%
Advisors Select         4.43%   7.99%
J                       3.21%   6.54%
Institutional           5.56%   7.77%
Preferred               4.93%   8.58%
Select                  4.81%   8.36%

                                                High Quality
        Lehman Brothers    Morningstar        Intermediate-Term
        Aggregate Bond   Intermediate-Term       Bond Fund,
            Index          Bond Category       Advisors Select
            10                10                  10
"2001"      11.241            11.148              10.945
"2002"      11.903            11.761              11.43


Note: Past performance is not predictive of future performance.
The performance of Advisors Preferred, Preferred, Select, Institutional, and Class J shares will vary from the performance of Advisors Select shares based on the differences in sales charges and fees. The returns shown do not reflect taxes, if any, that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

* The inception date of the Institutional Class and Class J shares was March 1, 2001. The Advisors Preferred, Advisors Select, Preferred and Select Classes inception was December 6, 2000.

LOGO

The Principal Investors Fund - High Quality Intermediate-Term Bond Fund underperformed the Lehman Aggregate Index for the one-year period ended October 31, 2002, returning 4.43% compared to 5.89% for the Index. Performance was hindered by an underweighted position versus the Index in U.S. Treasuries and U.S. agencies, as well as a slightly overweighted position in investment grade corporate bonds. Throughout the year the Fund was further diversified in the corporate bond sector and purchases were focused on high quality sectors such as banks and stable sectors such as railroads and energy.


In addition, allocations to U.S. Treasuries and agencies were increased during the year as the volatility in the market warranted taking less risk in the Fund. The Fund benefited from overweighted positions in mortgage-backed securities and commercial mortgage-backed securities, which were both top performing sectors during this time.


The Federal Reserve (Fed) continued its unprecedented easing policy throughout the year, dropping the federal funds target rate 1.75%, down from 2.50% at the end of October 2001. These rate cuts were intended to maintain the strength of consumer spending, while trying to stimulate both business spending and the U.S. equity market.


However, the Fed's efforts to revitalize economic and equity performance were hampered by continual shocks to investor confidence and consumer confidence led by accounting scandals at Enron, WorldCom, Qwest, and Tyco. As a consequence, investors punished industries such as telecom, pipeline utilities, and autos. Burdened by debt and cash flow problems, the prices of securities in these industries fell in both the debt and equity markets. Volatility continued to be high within the corporate bond market and the difference in price due to risk between high quality, stable bonds and lower rated, riskier bonds remained at all time highs. Consumers supported economic growth by taking advantage of 40-year-low mortgage rates to refinance homes, which gave them extra cash to spend.

HIGH QUALITY LONG-TERM BOND FUND

KEVIN W. CROFT AND MARTIN J. SCHAFER

GROWTH OF $10,000

        Cumulative Returns
        as of October 31, 2002
Class                  1 Year  Life of Fund*
Advisors Preferred      4.34%   7.98%
Advisors Select         4.15%   7.80%
J                       3.11%   6.45%
Institutional           5.81%   7.89%
Preferred               4.66%   8.18%
Select                  4.53%   8.17%

        Lehman Brothers                         High Quality
          Long Term           Morningstar        Long-Term
        Government/Credit    Long-Term Bond      Bond Fund,
            Index              Category        Advisors Select
            10                  10                 10
"2001"      11.311              11.906             10.892
"2002"      11.818              11.031             11.344


Note: Past performance is not predictive of future performance.
The performance of Advisors Preferred, Preferred, Select, Institutional, and Class J shares will vary from the performance of Advisors Select shares based on the differences in sales charges and fees. The returns shown do not reflect taxes, if any, that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

* The inception date of the Institutional Class and Class J shares was March 1, 2001. The Advisors Preferred, Advisors Select, Preferred and Select Classes inception was December 6, 2000.


LOGO

As bond prices rose, fixed-income total returns for the year continued their positive momentum. The Principal Investors Fund - High Quality Long-Term Bond Fund gained 4.15% compared to 4.48% for the Lehman Long Government /Credit Index for the one-year period ended October 31, 2002. The Fund's performance was largely attributable to the Fund's short duration. Duration is a measure of the expected life of a fixed-income security and is used to determine the sensitivity of a security's price to changes in interest rates. The favorable performance of the Fund's holdings in commercial mortgage-backed securities, asset backed securities and corporate bonds enhanced performance.


A potent combination of Federal Reserve interest rate cuts and government tax cuts set the stage for economic expansion for the latter part of 2001 and into 2002. This process was on track until the second quarter of this year. Then both Wall Street and Main Street lost confidence in corporate America as management credibility came under fire following announcements of accounting frauds and formal Securities and Exchange Commission investigations. Equity markets slumped and corporate bond markets were volatile due to continued ratings downgrades by several large corporate bond issuers.


U.S. economic growth accelerated in the third quarter as consumers returned en masse to auto showrooms, led by another round of 0% financing. The housing market continued to be very strong as housing starts and home sales remained near record levels. The cyclical recovery from recession continues, but the recovery is not gaining the momentum it needs from business. The summer stock market plunge hurt business confidence, and left company managers hesitant to add to payrolls or increase capital spending. The U.S. economy should continue to grow at a very modest pace for the foreseeable future.


By employing a disciplined investment process and by focusing on sector and security selection, we expect to reward our clients with favorable results over a reasonable period of time. We have ample opportunity to enhance Fund returns, and to provide the security of a well-diversified portfolio by exploiting our research expertise in a variety of market sectors.

HIGH QUALITY SHORT-TERM BOND FUND

MARTIN J. SCHAFER

GROWTH OF $10,000

        Cumulative Returns
        as of October 31, 2002
Class                  1 Year  Life of Fund*
Advisors Preferred      3.91%   7.26%
Advisors Select         3.72%   6.98%
J                       2.34%   5.62%
Institutional           4.29%   6.60%
Preferred               4.13%   7.51%
Select                  3.20%   6.96%

        Lehman Brothers
        Mutual Fund 1-5       Morningstar          High Quality
         Gov't/Credit       Short-Term Bond    Short-Term Bond Fund,
            Index              Category           Advisors Select
            10                  10                   9.525
"2001"      11.129              10.97                10.844
"2002"      11.763              8.275                11.247


Note: Past performance is not predictive of future performance.
The performance of Advisors Preferred, Preferred, Select, Institutional, and Class J shares will vary from the performance of Advisors Select shares based on the differences in sales charges and fees. The returns shown do not reflect taxes, if any, that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

* The inception date of the Institutional Class and Class J shares was March 1, 2001. The Advisors Preferred, Advisors Select, Preferred and Select Classes inception was December 6, 2000.

LOGO

The Principal Investors Fund - High Quality Short-Term Bond Fund underperformed the Lehman Mutual Fund 1-5 year Government/Credit Index for the one-year period ended October 31, 2002. The Fund returned 3.72% compared to 5.70% for the Index. Underperformance is attributable to several factors including 1) expenses, since the Index does not have expenses and 2) the Fund's Enron holdings during the final months of 2001. As a result of the Enron debacle, we increased the diversification and scrutiny of the corporate bond portfolio. The performance for the first ten months of 2002 was in line with the Index.


A potent combination of Federal Reserve interest rate cuts and government tax cuts set the stage for economic expansion for the latter part of 2001 and into 2002. This process was on track until the second quarter of this year. Then both Wall Street and Main Street lost confidence in corporate America as management credibility came under fire following announcements of accounting frauds and formal Securities and Exchange Commission investigations. Equity markets slumped and corporate bond markets were volatile due to continued ratings downgrades by several large corporate bond issuers. As bond prices rose, fixed income total returns for the year continued their positive momentum.


U.S. economic growth accelerated in the third quarter as consumers returned en masse to auto showrooms, led by another round of 0% financing. The housing market continued to be very strong as housing starts and home sales remained near record levels. The cyclical recovery from recession continues, but the recovery is not gaining the momentum it needs from business. The summer stock market plunge hurt business confidence, and left company managers hesitant to add to payrolls or increase capital spending. The U.S. economy should continue to grow at a very modest pace for the foreseeable future.


By employing a disciplined investment process and by focusing on sector and security selection, we expect to reward our clients with favorable results over a reasonable period of time. We have ample opportunity to enhance Fund returns, and to provide the security of a well-diversified portfolio by exploiting our research expertise in a variety of market sectors.

INTERNATIONAL EMERGING MARKETS FUND

MICHAEL A. MARUSIAK AND MICHAEL L. REYNAL


GROWTH OF $10,000

        Cumulative Returns
        as of October 31, 2002
Class                  1 Year  Life of Fund*
Advisors Preferred      5.53%   -8.06%
Advisors Select         5.34%   -8.21%
J                       4.17%   -9.44%
Institutional           6.03%   -8.67%
Preferred               5.97%   -7.85%
Select                  5.85%   -7.86%

        Morgan Stanley
           Capital            Morningstar
        International         Diversified             International
       Emerging Markets     Emerging Markets       Emerging Markets Fund,
        Free Index-ID           Category             Advisors Select
           10                    10                     9.525
"2001"     8.377                 8.472                  8.155
"2002"     9.084                 6.867                  8.59


Note: Past performance is not predictive of future performance.
The performance of Advisors Preferred, Preferred, Select, Institutional, and Class J shares will vary from the performance of Advisors Select shares based on the differences in sales charges and fees. The returns shown do not reflect taxes, if any, that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

* The inception date of the Institutional Class and Class J shares was March 1, 2001. The Advisors Preferred, Advisors Select, Preferred and Select Classes inception was December 6, 2000.

LOGO

The Principal Investors Fund - International Emerging Markets Fund underperformed the MSCI Emerging Markets Free (EMF) Index by 3.10%. For the one-year period ending October 31, 2002, the Fund returned 5.34%, compared to 8.44% for the Index. This underperformance was primarily due to poor stock selection in Korea and Taiwan, as the Fund remained underweighted in the information technology sector, which outperformed the benchmark. Poor stock selection in the materials sector, due to an underweighted position in gold stocks, hurt the Fund relative to the Index. On the other hand, the Fund benefited from stock selection in the financials sector, being overweighted in Central European banks on convergence, and being underweighted in Brazilian banks as the crisis unfolded. Stock selection in the consumer staples sector provided outperformance relative to the benchmark.


Emerging markets outperformed developed markets during the one-year period ending October 31, 2002. The MSCI EMF Index returned 8.44%, compared to -13.21% for the MSCI Europe, Australasia, Far East (EAFE) Index and -15.11% for the S&P 500 Index. The global economic recovery, which was expected in 2002, has yet to truly materialize. Early hopes for a rebound in global markets were disappointed, as developed markets slowed in the second quarter of the year. Aggressive rate cuts by the Federal Reserve late in 2001 did not have the expected effect on the U.S. economy. In Europe, inflation fears also kept interest rates flat year-to-date, providing little impetus to growth. Global currencies were volatile during this period, with the euro gaining 13.3% against the U.S. dollar, while the yen, though trading in a very volatile pattern, closed essentially flat against the dollar. Commodity prices during the year exhibited high volatility, consistent with changing sentiment toward the global economic cycle.


The year was marked by high political activity in Argentina, Brazil and Turkey. After Argentina's default at the end of 2001, the elections in Brazil drew market focus, since its high debt level looked unsustainable during a period of political change. Turkey has also been an area of concern, again due to strong election risk and with the increased likelihood of a U.S. war with Iraq. Turkey has been a key ally for the United States, and the winning Turkish party has a fundamentalist Islamic background. In Asia, the continued strength of the consumer helped prop up markets, despite weakness in the information technology sector, especially in Taiwan and Korea. Central European markets performed relatively well on convergence with Europe, as the financials sector in particular benefited from lowering interest rates. Russia remained a successful investment, with continued progress on structural reform and an increase in already high oil prices.


We expect emerging markets to continue their outperformance. Lowered economic growth expectations have reduced valuations in emerging markets, which have reached historically attractive levels. Interest rates in developed markets are at low levels, which favors highly indebted countries. We will focus on Asia, which should gain from any economic activity. In Latin America we prefer Mexico, though the economic upturn will be slow, consistent with the United States. Eastern Europe/Middle East/Africa (EMEA) markets are tied to European Union growth, which appears to be muted for the short-term outlook.

INTERNATIONAL FUND I

KURTIS D. SPIELER

GROWTH OF $10,000

        Cumulative Returns
        as of October 31, 2002
Class                    1 Year  Life of Fund*
Advisors Preferred      -12.03% -20.73%
Advisors Select         -12.33% -20.99%
J                       -13.41% -20.62%
Institutional           -11.60% -19.85%
Preferred               -11.61% -20.48%
Select                  -11.96% -20.64%

        Morgan Stanley
          Capital
        International
        EAFE (Europe,
        Australia and        Morningstar          International
          Far East)         Foregin Stock            Fund I,
          Index-ND            Category           Advisors Select
           10                  10                   9.525
"2001"     7.782               7.634                7.029
"2002"     6.754               7.897                6.162


Note: Past performance is not predictive of future performance.
The performance of Advisors Preferred, Preferred, Select, Institutional, and Class J shares will vary from the performance of Advisors Select shares based on the differences in sales charges and fees. The returns shown do not reflect taxes, if any, that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

* The inception date of the Institutional Class and Class J shares was March 1, 2001. The Advisors Preferred, Advisors Select, Preferred and Select Classes inception was December 6, 2000.

LOGO

International equity markets posted negative returns in the last year, largely due to concerns about the sustainability of the global economic recovery. The Principal Investors Fund - International Fund I outperformed the MSCI Europe, Australasia and Far East (EAFE) Index by approximately 1.6% for the one-year period ending October 31, 2001, returning -12.33%, compared to -13.21% for the Index.


Initial market performance in the fiscal year was positive as companies experienced a rebound in business after the September 11 terrorist attacks. This strong economic and company performance faded in the second half of 2002. The sluggish economic growth negatively impacted company earnings and ultimately resulted in weak equity markets from July through September.


The Fund outperformed the Index based on strong stock selection in the information technology, energy and financials sectors. In the technology sector, we added value within semiconductor equipment and products. Samsung Electronics was a strong performer for the Fund. In the energy sector, returns were generated with the holdings in integrated oil companies trading on discount valuations. The focus on retail banks and insurance companies with solid balance sheets was the correct strategy within the financials sector.


The best performing sectors in the last year were consumer staples, basic materials and consumer discretionary. In general, the bright spot in the global economy continues to be the ongoing consumer spending. The basic materials industry benefited from better commodity prices and cheap valuations. On the negative side, the information technology and telecommunication services sectors were hit particularly hard. Companies in these sectors suffer from weak pricing and poor balance sheets.


Fund managers are currently finding good value in the basic materials and consumer staples sectors. The pharmaceuticals, information technology and financial sectors are viewed less favorably. The Fund's investment positioning is a result of implementing a bottom-up, borderless philosophy in international investing. This philosophy focuses on in-depth research of companies and investing at discount valuations.

INTERNATIONAL FUND II

MUSTAFA SAGUN

GROWTH OF $10,000

        Cumulative Returns
        as of October 31, 2002
Class                   1 Year  Life of Fund*
Advisors Preferred      -9.07%  -18.67%
Advisors Select         -12.32% -20.33%
J                       -13.20% -18.42%
Institutional           -11.58% -19.69%
Preferred               -11.72% -19.93%
Select                  -11.96% -20.04%

        Morgan Stanley
           Capital
        International
        EAFE (Europe,
        Australia and         Morningstar       International
          Far East)          Foreign Stock        Fund, II,
          Index-ND             Category        Advisors Select
           10                   10                9.525
"2001"     7.782                7.634             7.433
"2002"     6.754                7.897             6.517


Note: Past performance is not predictive of future performance.
The performance of Advisors Preferred, Preferred, Select, Institutional, and Class J shares will vary from the performance of Advisors Select shares based on the differences in sales charges and fees. The returns shown do not reflect taxes, if any, that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

*       The inception date of the Class J shares was March 1, 2001.
        The Advisors Preferred, Advisors Select, Institutional, Preferred and Select Classes inception was December 6, 2000.

LOGO

Global equity markets continued their downward slide over the past year. The Principal Investors Fund - International Fund II outperformed the Morgan Stanley Capital International Europe, Australasia, Far East (MSCI EAFE) Index by 0.89% for the one-year period ended October 31, 2002, returning -12.32%, compared to -13.21% for the Index. A sluggish global economy, weak corporate earnings and turmoil in the Middle East have all contributed to market weakness.


The information technology and telecommunications sectors were the worst performing sectors again this year. Corporate technology spending continues to be weak and the excesses of the internet bubble are still plaguing these sectors. The health care, financials and industrials sectors were also poor performers this year. Consumer staples, materials and consumer discretionary were the best performing sectors. Japan was the weakest region over the past year, while Asia Pacific excluding Japan was the strongest region.


At the conclusion of the third calendar quarter of 2002, the Fund's lead portfolio manager was changed. The investment process of the Fund uses bottom-up stock selection, focusing on the identification of companies exhibiting positive fundamental change at a reasonable valuation. Going forward, the Fund will continue to utilize this sector-neutral approach, relying on stock selection as the primary driver of relative performance over time.


We maintain our outlook for a moderately improving economy over the next several quarters. Key risks to our outlook are the sustainability of U.S. consumer strength, as well as any escalation of military action in the Middle East.

INTERNATIONAL SMALLCAP FUND

BRIAN W. PATTINSON

GROWTH OF $10,000

        Cumulative Returns
        as of October 31, 2002
Class                    1 Year  Life of Fund*
Advisors Preferred      -10.38% -20.23%
Advisors Select         -10.41% -20.36%
J                       -11.39% -19.30%
Institutional           -9.85%  -18.62%
Preferred               -9.87%  -19.88%
Select                  -10.09% -20.04%

                            Morgan Stanley
                              Capital
                            International
                            EAFE (Europe,
        Salomon Smith       Australia and       Morningstar      International
        Barney DISC           Far East)         Foreign Stock    SmallCap Fund,
      <$2 Billion Index     SmallCap Index        Category       Advisors Select
           10                  10                 10                9.525
"2001"     8.662               8.676              7.634             7.143
"2002"     8.288               8.024              7.897             6.399


Note: Past performance is not predictive of future performance.
The performance of Advisors Preferred, Preferred, Select, Institutional, and Class J shares will vary from the performance of Advisors Select shares based on the differences in sales charges and fees. The returns shown do not reflect taxes, if any, that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

* The inception date of the Institutional Class and Class J shares was March 1, 2001. The Advisors Preferred, Advisors Select, Preferred and Select Classes inception was December 6, 2000.

LOGO

The Principal Investors Fund - International SmallCap Fund underperformed the Morgan Stanley Capital International Europe, Australasia, Far East (MSCI EAFE) Small Cap Index by 2.35% over the last twelve months. For the one-year period ended October 31, 2002, the Fund returned -10.41%, compared to -7.52% for the Index. The biggest contributor to underperformance was poor stock selection in the materials and health care sectors. Strong stock selection in the industrials, information technology and consumer discretionary sectors were bright points for the year.


Regionally, Australia was the biggest contributor to the Fund's underperformance due to poor stock selection. Japan was the best contributor to performance for the Fund due to both strong stock selection and an underweighted position in this underperforming region. Asia and Canada were also positive contributors to performance for the year.


Global equity markets continued their downward slide over the past year. A sluggish global economy, weak corporate earnings and turmoil in the Middle East have all contributed to market weakness. The information technology and telecommunications sectors were the worst performing sectors again this year. Corporate technology spending continues to be weak and the excesses of the internet bubble are still plaguing these sectors. The health care, financials and industrial sectors were also poor performers this year. Consumer staples, materials and consumer discretionary were the best performing sectors. Japan was the weakest region over the past year, while Asia Pacific excluding Japan was the strongest region.


Fund managers maintain an outlook for a moderately improving economy over the next several quarters. Key risks to our outlook are the sustainability of U.S. consumer strength, as well as any escalation of military action in the Middle East.

LARGECAP GROWTH FUND

MARY SUNDERLAND

GROWTH OF $10,000

        Cumulative Returns
        as of October 31, 2002
Class                   1 Year  Life of Fund*
Advisors Preferred      -18.10% -28.73%
Advisors Select         -18.12% -28.80%
J                       -19.22% -22.59%
Institutional           -17.50% -21.85%
Preferred               -17.75% -28.51%
Select                  -17.91% -28.58%

                           Morningstar
        Russell 1000       Large Growth    LargeCap Growth Fund,
        Growth Index         Category        Advisors Select
           10                 10                10
"2001"     7.044              6.661             6.859
"2002"     5.662              6.453             5.616


Note: Past performance is not predictive of future performance.
The performance of Advisors Preferred, Preferred, Select, Institutional, and Class J shares will vary from the performance of Advisors Select shares based on the differences in sales charges and fees. The returns shown do not reflect taxes, if any, that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

* The inception date of the Institutional Class and Class J shares was March 1, 2001. The Advisors Preferred, Advisors Select, Preferred and Select Classes inception was December 6, 2000.

LOGO

Over the past year, the Principal Investors Fund - LargeCap Growth Fund declined 18.12%, outperforming the Russell 1000 Growth Index, which dropped 19.62%. The Fund benefited from holdings in the consumer staples, health care, and industrial sectors, which held up during a difficult economic environment. Performance was also helped by an overweighted position relative to the Index in financials. These positives were offset by the Fund's technology holdings, which are key components of information technology spending in the U.S. economy. As companies experienced flagging demand, capital spending was put on hold.


The Fund continues to hold market share leaders in the critical parts of technology spending. Moreover, these companies have solid balance sheets and are well managed, suggesting they will weather the storm. Since technology company stock prices can anticipate a resurgence in capital spending by nine to twelve months, the Fund is maintaining its positions in anticipation of an economic recovery in 2003.


Over the past twelve months, the market struggled due to concerns about the economy, weak corporate earnings, accounting issues and geopolitical uncertainty. Large growth stocks declined more than other styles and capitalization ranges. However, once the economy starts to improve, large growth stocks will likely benefit the most since economic growth will help generate good earnings recoveries for many of these economically sensitive stocks. We expect growth stocks to lead the market as the economic recovery gains momentum.


Continuing declines in inflation are expected to make growth stock investing rewarding over the long term. In an economy where corporations are unable to raise prices, growth will be highly valued. Despite the difficult downturn in capital spending over the past year, U.S. corporations will continue their investments in innovation and productivity enhancing products once the economy improves. Technology, health care, financials, and consumer cyclicals will likely offer above average growth over the next three to five years.

LARGECAP S&P 500 INDEX FUND

ROBERT BAUR AND RHONDA VANDERBEEK

GROWTH OF $10,000

        Cumulative Returns
        as of October 31, 2002
Class                   1 Year  Life of Fund*
Advisors Preferred      -15.86% -19.32%
Advisors Select         -16.15% -19.52%
J                       -17.14% -18.11%
Institutional           -15.54% -17.35%
Preferred               -15.31% -18.95%
Select                  -15.79% -19.18%

        Standard &       Morningstar         LargeCap S&P
        Poor's 500       Large Blend        500 Index Fund,
        Stock Index       Category          Advisors Select
          10               10                  10
"2001"    8.152            8.099               8.076
"2002"    6.92             8.296               6.772


Note: Past performance is not predictive of future performance.
The performance of Advisors Preferred, Preferred, Select, Institutional, and Class J shares will vary from the performance of Advisors Select shares based on the differences in sales charges and fees. The returns shown do not reflect taxes, if any, that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

* The inception date of the Institutional Class and Class J shares was March 1, 2001. The Advisors Preferred, Advisors Select, Preferred and Select Classes inception was December 6, 2000.

LOGO

The Principal Investors Fund - LargeCap S&P 500 Index Fund's performance for the fiscal year ended October 31, 2002, was -16.15%, compared to -15.11% for the S&P 500 Index. The Fund seeks investment results that correspond to the performance of the Standard & Poor's 500 Index. Within the Fund, the percentage of total assets allocated to each of the 500 stocks closely follows the weightings of each of the stocks in the S&P 500 Index.


Perceptions of the economy swung from extreme pessimism to firm optimism and back again over the twelve months ending October 31, 2002. The September 11 terrorist attacks raised expectations that consumers would stop spending, but those ideas quickly faded as auto and home sales continued to surge to record or near-record levels. Even as consumers were doing their part to help the economy emerge from recession, companies cut payrolls and the economy lost over 1.1 million jobs. Most of the job losses were in manufacturing. Job growth returned in the late spring and summer, but in a less than spectacular fashion; a mere 215,000 jobs were created. Yet, the economy expanded a strong 3% over the fiscal year. Good economic growth but fewer workers created a surge in productivity, corporate profits, and real wage growth. Productivity expanded at a 4.5% pace, real wage growth has remained above 3.0% for the past twelve months, and corporate profits experienced double digit growth.


Consumer spending has been the story of the recovery. As surveys of consumer confidence fell through the summer, retail sales, the best measure of spending, have grown at an annualized rate of 3.2% so far in 2002. Consumers shrugged off rising unemployment, a falling stock market, headlines of war and a crisis of corporate governance to purchase record numbers of cars and homes. New home sales surged to an annual rate of one million in September and auto sales stayed elevated all year.


The Federal Reserve (Fed) has done its part, reducing the fed funds rate from 2.5% in October 2001 to a scant 1.75%. Even so, the cost of capital for business has risen from a falling stock market and widening differences between yields on U.S. Treasuries and corporate bonds. As a result, companies have been hesitant to invest or add to payrolls. Reports on gross domestic product show that investment is beginning to turn the corner and is poised for recovery. Inflation has remained in check all year, allowing the Fed to keep rates historically low.

LARGECAP VALUE FUND

JOHN PIHLBLAD

GROWTH OF $10,000

        Cumulative Returns
        as of October 31, 2002
Class                   1 Year  Life of Fund*
Advisors Preferred      -9.09%  -10.24%
Advisors Select         -9.26%  -10.38%
J                       -10.35% -11.59%
Institutional           -8.54%  -10.82%
Preferred               -8.79%  -9.92%
Select                  -8.90%  -10.03%

                           Morningstar
        Russell 1000       Large Value       LargeCap Value Fund,
        Value Index         Category           Advisors Select
          10                 10                   10
"2001"    9.025              9.52                 8.674
"2002"    8.121              9.272                7.871


Note: Past performance is not predictive of future performance.
The performance of Advisors Preferred, Preferred, Select, Institutional, and Class J shares will vary from the performance of Advisors Select shares based on the differences in sales charges and fees. The returns shown do not reflect taxes, if any, that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

* The inception date of the Institutional Class and Class J shares was March 1, 2001. The Advisors Preferred, Advisors Select, Preferred and Select Classes inception was December 6, 2000.

LOGO

During the fiscal year ended October 31, 2002, the market declined as investors juggled concerns over lackluster corporate profits, pending military action in Iraq, waning consumer confidence and continued revelations of corporate misdeeds. The Principal Investors Fund -- LargeCap Value Fund outperformed the Russell 1000 Value Index, posting a -9.26% total return compared to -10.02% for the Index. The Fund's performance was a result of strong stock selection.


We maintain our outlook for a moderately improving economy over the next several quarters. Key risks to our outlook are the sustainability of U.S. consumer strength, as well as any escalation of military action in the Middle East.


In managing equity portfolios, our investment philosophy is based on the belief that superior stock selection is the key to consistent and repeatable outperformance. Further, we believe that the key to superior stock selection lies in the identification of companies with the following attributes: 1) improving business fundamentals, 2) rising investor expectations, and 3) attractive relative valuation.


Our equity portfolio construction process reflects an active, bottom-up style of management where security selection is the key driver of excess returns relative to the designated index. This process is maintained while neutralizing unintended risks.

MIDCAP BLEND FUND

K. WILLIAM NOLIN

GROWTH OF $10,000

        Cumulative Returns
        as of October 31, 2002
Class                   1 Year  Life of Fund*
Advisors Preferred      -2.78%  -5.62%
Advisors Select         -2.95%  -5.81%
J                       -4.00%  -6.26%
Institutional           -2.23%  -5.43%
Preferred               -2.47%  -5.30%
Select                  -2.59%  -5.47%

         Standard &                        Morningstar
        Poor's MidCap   Russell MidCap    Mid-Cap Blend   MidCap Blend Fund,
         400 Index          Index            Category      Advisors Select
           10               10                10              10
"2001"     9.47             9.008             9.709           8.824
"2002"     9.015            8.286             9.327           8.564


Note: Past performance is not predictive of future performance.
The performance of Advisors Preferred, Preferred, Select, Institutional, and Class J shares will vary from the performance of Advisors Select shares based on the differences in sales charges and fees. The returns shown do not reflect taxes, if any, that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

* The inception date of the Institutional Class and Class J shares was March 1, 2001. The Advisors Preferred, Advisors Select, Preferred and Select Classes inception was December 6, 2000.

LOGO

The Principal Investors Fund - MidCap Blend Fund outperformed the Russell Midcap Index for the one-year period ended October 31, 2002, returning -2.95%, compared to -8.02% for the Index.


The Fund benefited from solid stock selection in the technology, financial, and health care sectors, and these sectors accounted for the majority of the Fund's outperformance over the Index. Although the average technology stock in the Russell Midcap Index was down nearly 40%, the Fund avoided owning many of these companies. In the financial sector, the Fund benefited from owning dominant companies like Sallie Mae and AFLAC that were up over 20%. In the health care sector, the Fund avoided many biotech companies that were down as much as 60% and instead owned companies like Boston Scientific, which was up more than 50% due to its development of a better stent to open blocked arteries.


We are optimistic about the Fund's prospects. The companies in the Fund's portfolio have returns on equity and profit margins that are much higher than the companies in the Index, which makes the companies in the portfolio superior businesses. These companies also have a price/earnings ratio less than that of the companies in the Index. We believe that superior businesses that are selling at lower valuations are a great combination.


The strategy of the Fund continues to view equity investments as long-term ownership stakes in operating businesses. The economic worth of a company is determined by the future free cash flows that it will produce for its owners. We believe that by purchasing companies at a discount to their economic worth we will generate excess returns. When examining companies, we focus on companies with competitive advantages that will lead to sustainable growth.

MIDCAP GROWTH FUND

MARK M. MCGREW

GROWTH OF $10,000

        Cumulative Returns
        as of October 31, 2002
Class                   1 Year  Life of Fund*
Advisors Preferred      -30.60% -36.39%
Advisors Select         -30.65% -36.50%
J                       -31.45% -33.84%
Institutional           -30.07% -33.24%
Preferred               -30.22% -36.18%
Select                  -30.38% -36.26%

                           Morningstar
        Russell Midcap    Mid-Cap Growth    MidCap Growth Fund,
         Growth Index        Category         Advisors Select
           10                 10                 10
"2001"     7.31               7.415              6.317
"2002"     6.023              6.886              4.381

Note: Past performance is not predictive of future performance.
The performance of Advisors Preferred, Preferred, Select, Institutional, and Class J shares will vary from the performance of Advisors Select shares based on the differences in sales charges and fees. The returns shown do not reflect taxes, if any, that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

* The inception date of the Institutional Class and Class J shares was March 1, 2001. The Advisors Preferred, Advisors Select, Preferred and Select Classes inception was December 6, 2000.

LOGO

For the twelve months ending October 31, 2002, the Principal Investors Fund - Mid-Cap Growth Fund returned -30.65%, compared with -17.61% posted by the Russell Midcap Growth Index.


In the last two months of calendar year 2001, the Fund outperformed the Index by approximately 2%. This outperformance was due to lower quality companies in the technology, financial and consumer discretionary sectors moving sharply higher in anticipation of the beginning of an economic recovery. These companies had been previously out-of-favor with investors. Investors' optimism was short-lived, however, as economic news began to worsen in early 2002. Earnings growth continued to be non-existent while further outbreaks of corporate fraud and mismanagement weighed heavily on investors. As a result, shares of companies in the economically sensitive telecommunications, technology and consumer discretionary sectors declined significantly falling anywhere from 30% to 60%. Because the Fund's strategic positioning favored value priced, lower quality companies, performance was hurt by poor stock selection in these sectors. Of the approximate 16% underperformance during the first six months of calendar year 2002, stock selection was responsible for 14% or nearly 90% of the total.


The investment process uses bottom-up portfolio construction and emphasizes individual stock selection, focusing on identifying companies exhibiting positive fundamental change at a reasonable valuation. This process proved to be beneficial during the last four months of the fiscal year as the Fund outperformed the Index by approximately 1.5%. The Fund will continue to utilize a sector-neutral approach, relying on stock selection to drive relative performance over time.

MIDCAP S&P 400 INDEX FUND

ROBERT BAUR AND RHONDA VANDERBEEK

GROWTH OF $10,000

        Cumulative Returns
        as of October 31, 2002
Class                   1 Year  Life of Fund*
Advisors Preferred      -6.08%  -8.32%
Advisors Select         -6.25%  -8.41%
J                       -7.45%  -9.15%
Institutional           -5.61%  -8.25%
Preferred               -5.78%  -8.01%
Select                  -5.99%  -8.12%

         Standard &       Morningstar          MidCap S&P
        Poor's MidCap    Mid-Cap Blend       400 Index Fund,
          400 Index        Category          Advisors Select
           10               10                  10
"2001"     9.47             9.709               8.739
"2002"     9.015            9.327               8.193


Note: Past performance is not predictive of future performance.
The performance of Advisors Preferred, Preferred, Select, Institutional, and Class J shares will vary from the performance of Advisors Select shares based on the differences in sales charges and fees. The returns shown do not reflect taxes, if any, that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

* The inception date of the Institutional Class and Class J shares was March 1, 2001. The Advisors Preferred, Advisors Select, Preferred and Select Classes inception was December 6, 2000.

LOGO

The Principal Investors Fund - MidCap S&P 400 Index Fund's performance for the fiscal year ended October 31, 2002, was -6.25%, compared to -4.80% for the S&P 400 Index. The Fund seeks investment results that correspond to the performance of the S&P 400 Index. Within the Fund, the percentage of total assets allocated to each of the 400 stocks closely follows the weightings of each of the stocks in the S&P 400 Index.


Perceptions of the economy swung from extreme pessimism to firm optimism and back again over the twelve months ending October 31, 2002. The September 11 terrorist attacks raised expectations that consumers would stop spending, but those ideas quickly faded as auto and home sales continued to surge to record or near-record levels. Even as consumers were doing their part to help the economy emerge from recession, companies cut payrolls and the economy lost over 1.1 million jobs. Most of the job losses were in manufacturing. Job growth returned in the late spring and summer, but in a less than spectacular fashion; a mere 215,000 jobs were created. Yet, the economy expanded a strong 3% over the fiscal year. Good economic growth but fewer workers created a surge in productivity, corporate profits, and real wage growth. Productivity expanded at a 4.5% pace, real wage growth has remained above 3.0% for the past twelve months, and corporate profits experienced double digit growth.


Consumer spending has been the story of the recovery. As surveys of consumer confidence fell through the summer, retail sales, the best measure of spending, have grown at an annualized rate of 3.2% so far in 2002. Consumers shrugged off rising unemployment, a falling stock market, headlines of war and a crisis of corporate governance to purchase record numbers of cars and homes. New home sales surged to an annual rate of one million in September and auto sales stayed elevated all year.


The Federal Reserve (Fed) has done its part, reducing the fed funds rate from 2.5% in October 2001 to a scant 1.75%. Even so, the cost of capital for business has risen from a falling stock market and widening differences between yields on U.S. Treasuries and corporate bonds. As a result, companies have been hesitant to invest or add to payrolls. Reports on gross domestic product show that investment is beginning to turn the corner and is poised for recovery. Inflation has remained in check all year, allowing the Fed to keep rates historically low.

MIDCAP VALUE FUND

CATHERINE A. ZAHARIS

GROWTH OF $10,000

        Cumulative Returns
        as of October 31, 2002
Class                   1 Year  Life of Fund*
Advisors Preferred      0.61%   -0.54%
Advisors Select         0.44%   -0.68%
J                       -0.74%  -2.99%
Institutional           1.19%   -2.15%
Preferred               0.92%   -0.17%
Select                  0.91%   -0.28%

        Standard &
      Poor's MidCap      Russell         Morningstar
     400/Barra Value   Midcap Value     Mid-Cap Value     MidCap Value Fund,
          Index           Index            Category        Advisors Select
          10              10                10                10
"2001"    10.12           9.993             10.228            9.316
"2002"    10.011          9.695             8.354             9.357


Note: Past performance is not predictive of future performance.
The performance of Advisors Preferred, Preferred, Select, Institutional, and Class J shares will vary from the performance of Advisors Select shares based on the differences in sales charges and fees. The returns shown do not reflect taxes, if any, that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

* The inception date of the Institutional Class and Class J shares was March 1, 2001. The Advisors Preferred, Advisors Select, Preferred and Select Classes inception was December 6, 2000.

LOGO

The Principal Investors Fund - Mid-Cap Value Fund had a positive return of 0.44% for the year ending October 31, 2002. The Fund outperformed both the Russell Midcap Value Index, and the S&P 400 Midcap Value Index, which declined 2.98 and 1.08%, respectively over the same period.


The best sector returns came from the health care and consumer staples sectors, which typically perform well in a negative economic environment. The health care companies benefited from growing demand as well as the pricing strength they maintained even though the economy continued to struggle throughout the year. The consumer staple companies did not have the same strength in pricing and demand, nor did they suffer a decline in these factors. These sectors alone were able to help the Fund sustain a positive return for the year.


The Fund was most negatively impacted by the information technology and utility sectors. Utility companies have continued to battle the aftermath of Enron's demise. Although the Fund was buffeted by having a greater focus on companies that paid higher dividends, were more regulated, and avoided the energy merchant aspects of the business, nearly all utility companies were hurt by the headlines. The information technology sector fared the worst during this period. The Fund's companies fell less than the Index, but had the poorest returns of all sectors in the portfolio. The economic weakness and the continued decline from the bubble of the late 1990s still impacted these companies. We have continued to focus on quality within this sector, but that did not protect the Fund from a decline in utilities.


The Fund continues to use a screening process that identifies companies that exhibit two key attributes: 1) high quality companies selling at a discount to intrinsic value, with 2) improving business outlooks that the market is beginning to recognize. At some point, we expect the combination of unprecedented interest rate cuts and the federal government's fiscal stimulus to restore economic growth in the United States. Equity markets often turn ahead of the economy, so we will remain vigilant in identifying the key turning points and properly positioning the Fund for future growth.


MONEY MARKET FUND

MICHAEL R. JOHNSON AND ALICE ROBERTSON

The money fund industry average maturity over the course of fiscal 2002 was in the 55-62 day range with downward movements coming as money market funds took advantage of higher rates in the shorter maturities. The Principal Investors Fund - Money Market Fund strives to stay in line with the money fund industry averages in both yield and maturity. The Fund's managers continue to choose from a list of high quality investments that is actively monitored by our fixed-income analytical staff.


The Federal Reserve (Fed) continued its easing mode with a 0.50% fed funds rate cut on November 6, 2001, and another 0.25% cut on December 11, 2001. (The fed funds rate is the overnight lending rate between banks.) This moved the targeted rate from 2.50% to 1.75%. This is the lowest level since the 1950s. While the Fed maintained the 1.75% rate for the remainder of fiscal year 2002, it did change its bias twice. On March 19, the Fed moved from a weakness bias to a neutral bias and then on August 13, back to a weakness bias. While the Fed has not signaled that it will lower rates any further, it is maintaining a slower growth environment.


Investment in money market funds is neither insured nor guaranteed by the U.S. government. While the Fund strives to maintain a $1.00 per share net asset value, it is possible to lose money by investing in it.

PARTNERS LARGECAP BLEND FUND

LINDA A. DUESSEL, DAVID P. GILMORE AND J. THOMAS MADDEN

GROWTH OF $10,000

        Cumulative Returns
        as of October 31, 2002
Class                    1 Year  Life of Fund*
Advisors Preferred      -10.11% -11.58%
Advisors Select         -10.18% -11.72%
J                       -11.35% -12.87%
Institutional           -9.66%  -11.14%
Preferred               -9.82%  -11.37%
Select                  -9.93%  -11.43%

        Standard &        Morningstar       Partners LargeCap
        Poor's 500        Large Blend          Blend Fund,
        Stock Index        Category          Advisors Select
          10                10                  10
"2001"    8.152             8.099               8.61
"2002"    6.92              8.296               7.734


Note: Past performance is not predictive of future performance.
The performance of Advisors Preferred, Preferred, Select, Institutional, and Class J shares will vary from the performance of Advisors Select shares based on the differences in sales charges and fees. The returns shown do not reflect taxes, if any, that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

*       The inception date of the Class J shares was March 1, 2001.
        The Advisors Preferred, Advisors Select, Institutional, Preferred and Select Classes inception was December 6, 2000.

LOGO

We are pleased with our positive relative performance, despite what has continued to be a tough overall environment for equities. During the twelve-month reporting period ended October 31, 2002, the Principal Investors Fund - Partners Large Cap Blend Fund declined 10.18%, less than the S&P 500 Index which fell 15.11%.


Economic recovery in the United States has been less sure-footed than many analysts had expected, and it certainly has occurred more slowly than investors have hoped. After a period of positive returns late in 2001 and early this year, especially for small- and mid-cap stocks, equities resumed their downtrend. Hopes of stronger earnings growth faded mid-year due to corporate earnings warnings. Any economic improvements that did occur were overshadowed by news of corporate fraud and accounting scandals, as well as terrorism fears and concerns about conflicts with Iraq.


Overall, no equity class was immune to deeper bear market losses, and stocks of all levels of capitalizations, in both the growth and value camps, delivered similarly negative performance. In the latter portion of the fiscal year, larger companies and growth stocks, fared somewhat better than others, potentially reflecting a change in the market leadership that has favored smaller companies and the value style of investing since the stock bubble burst in the spring of 2000. The S&P Barra Value Index declined 15.8%, while the S&P Barra Growth Index fell 15.0%. At the end of the fiscal year, the Fund held 54% of its assets in value stocks with the remaining 46% in growth stocks.


Our strong relative performance during this period resulted from better sector allocation and security selection. Amongst sectors, the Fund benefited most from being underweight Telecommunication Services and Information Technology. Security selection had the greatest impact on performance during the year with strong contributions from selection within Information Technology, Industrials, Utilities and Healthcare.


Earlier this year, we trimmed our exposure in Healthcare, Utilities and Energy. We used proceeds from those sales to take advantage of attractive opportunities in Financials, Technology and Telecommunications, after having been underweight in those areas during the first half of the Fund's fiscal year. We continued to add to our regional Bell carrier exposure - bringing the Fund to its first overweight position in the Telecommunications sector in two years - on the belief that there is value to be recognized in this sector. We also have maintained a significant emphasis on pharmaceuticals companies, which generally have low valuations at this time, while we have little exposure to retail stocks given concerns about consumer spending.


After three negative years for equities, the odds are in favor of a better year in 2003. Earnings expectations are more reasonable, as the consumer continues to do his or her part, and capital spending in the corporate sector appears to be stabilizing. Valuations are still above historical norms, but that can be resolved fairly quickly, as economic growth results in strong operating leverage and higher earnings from companies that have reduced their cost structure. Resolution of, or improvement in, geopolitical tensions would also provide a lift. Within the Partners Large Cap Blend Fund, Fund managers are staying with a discipline of looking for companies that are believed to have attractive risk/reward characteristics as compared to the rest of the market. The Fund will continue to be well diversified, reasonably balanced with a tilt toward the names and sectors Fund managers believe have the greatest opportunity for outperformance in the coming year.

PARTNERS LARGECAP BLEND FUND I

MUSTAFA SAGUN

GROWTH OF $10,000

        Cumulative Returns
        as of October 31, 2002
Class                    1 Year  Life of Fund*
Advisors Preferred      -19.78% -22.85%
Advisors Select         -19.84% -22.99%
J                       -20.82% -20.94%
Institutional           -19.29% -20.26%
Preferred               -19.59% -22.59%
Select                  -19.60% -22.71%

        Standard &        Morningstar     Partners LargeCap
        Poor's 500        Large Blend       Blend Fund I,
        Stock Index        Category        Advisors Select
          10                10                10
"2001"    8.152             8.099             7.74
"2002"    6.92              8.296             6.204


Note: Past performance is not predictive of future performance.
The performance of Advisors Preferred, Preferred, Select, Institutional, and Class J shares will vary from the performance of Advisors Select shares based on the differences in sales charges and fees. The returns shown do not reflect taxes, if any, that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

* The inception date of the Institutional Class and Class J shares was March 1, 2001. The Advisors Preferred, Advisors Select, Preferred and Select Classes inception was December 6, 2000.

LOGO

For the twelve months ended October 31, 2002, the Principal Investors Fund - Partners LargeCap Blend Fund I returned -19.84%, compared with -15.11% posted by the S&P 500 Index. Within the Fund's portfolio, solid performance in basic materials and transportation sectors was more than offset by underperformance within consumer staples and communication services.


At the beginning of March, risk controls were further enhanced by reducing company-specific risk. Specifically, we lowered our active weightings in each company and added more companies to diversify company level risk. This proved to be effective as news about accounting irregularities and other negative events continued to plague the equity market.


Perceptions of the economy swung from extreme pessimism to firm optimism and back again over the twelve months ending October 31, 2002. The September 11 terrorist attacks raised expectations that consumers would stop spending, but those ideas quickly faded as auto and home sales continued to surge to record or near-record levels. Even as consumers were doing their part to help the economy emerge from recession, companies cut payrolls and the economy lost over 1.1 million jobs. Most of the job losses were in manufacturing. Job growth returned in the late spring and summer, but in a less than spectacular fashion; a mere 215,000 jobs were created. Yet, the economy expanded a strong 3% over the fiscal year. Good economic growth but fewer workers created a surge in productivity, corporate profits, and real wage growth. Productivity expanded at a 4.5% pace, real wage growth has remained above 3.0% for the past twelve months, and corporate profits experienced double digit growth.


Consumer spending has been the story of the recovery. As surveys of consumer confidence fell through the summer, retail sales, the best measure of spending, have grown at an annualized rate of 3.2% so far in 2002. Consumers shrugged off rising unemployment, a falling stock market, headlines of war and a crisis of corporate governance to purchase record numbers of cars and homes. New home sales surged to an annual rate of one million in September and auto sales stayed elevated all year.


The Federal Reserve (Fed) has done its part, reducing the fed funds rate from 2.5% in October 2001 to a scant 1.75% by a year later. Even so, the cost of capital for business has risen from a falling stock market and widening spreads between yields on U.S. Treasuries and corporate bonds. (Spread is the difference in yield between various securities.) As a result, companies have been hesitant to invest or add to payrolls. Reports on gross domestic product show that investment is beginning to turn the corner and is poised for recovery. Inflation has remained in check all year, allowing the Fed to keep rates historically low.

PARTNERS LARGECAP GROWTH FUND I

JEFF ALVINO, WILLIAM AUSLANDER AND PETER DANNENBAUM

GROWTH OF $10,000

        Cumulative Returns
        as of October 31, 2002
Class                    1 Year  Life of Fund*
Advisors Preferred      -17.99% -23.13%
Advisors Select         -19.38% -23.93%
J                       -20.23% -20.30%
Institutional           -18.80% -23.30%
Preferred               -18.88% -23.50%
Select                  -19.03% -23.59%

        Standard &        Morningstar      Partners LargeCap
        Poor's 500        Large Growth      Growth Fund I,
        Stock Index         Category        Advisors Select
          10                 10                10
"2001"    8.152              6.661             7.829
"2002"    6.92               6.453             6.312


Note: Past performance is not predictive of future performance.
The performance of Advisors Preferred, Preferred, Select, Institutional, and Class J shares will vary from the performance of Advisors Select shares based on the differences in sales charges and fees. The returns shown do not reflect taxes, if any, that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

*       The inception date of the Class J shares was March 1, 2001.
        The Advisors Preferred, Advisors Select, Institutional, Preferred and Select Classes inception was December 6, 2000.

LOGO

Domestic equities endured a very difficult twelve months, as a number of market indices approached or fell below their September 2001 lows. Growth stocks were particularly hard hit across the capitalization spectrum, and weakness was especially pronounced in technology, biotechnology, and telecom services. Corporate malfeasance was at the forefront of investors' minds, amid a number of headline scandals and bankruptcies. Weak corporate profits, earnings warnings, and a lack of encouraging forward guidance also contributed to market pessimism. Investor concern about geopolitical conflict overseas as a result of fears of terrorist threats domestically and a lackluster economic recovery.


The Fund lagged the S&P 500 Index as a result of both stock selection and sector allocation. Retail companies within consumer discretionary suffered from a soft economy and weak consumer purchasing. Discount retailers, Kohl's and Target, were added as they continue to chip away at department store market share. Wal-Mart continues to be a dominant player in the retail industry. Their superstore format has impacted department stores and supermarkets. Home Depot has come under pressure from stiff competition by Lowes. Several of the media companies we owned within consumer discretionary also detracted from performance.


The Fund was underweight energy as the sector contains many names Fund managers view as value, not growth, opportunities. This cost the Fund from an allocation perspective as the integrated oils, which it does not own, performed well. The Fund did own oil services, which Fund managers view as a growth opportunity as natural gas demand increases. These names lagged the integrated oils. Stock selection in technology was favorable compared to the index, although it was still one of the weakest segments of the Index and the second weakest in the Fund. Within technology, the Fund has maintained the strategy of overweighting the largest, most dominant companies within the respective space, including Intel, Microsoft and Cisco. While these names all declined during the period, for the most part, the larger cap names did not suffer nearly as much as mid and small cap names in the same industries. Intuit was a particularly strong performer as the company benefited from divesting its mortgage business, a positive event as the unit was dilutive to growth.


The underperformance within the industrials sector was mainly due to the positions held in General Electric and Tyco. While Tyco was eliminated during January, the overweight relative to the Index and the decline in the price of the stock in reaction to Enron fears, coupled with the company's intent to break itself up, adversely affected the portfolio. General Electric continued to be hurt by accounting fears, despite a strong and well-diversified business model. Underweights and stock selection in telecomm and utilities were beneficial. In telecommunications services SBC Communications was eliminated and weight in Verizon was increased. Fund managers believe Verizon to be the leading wireless company and feel it's well positioned to withstand the industry shakeout.


Financials were underweight due to a modest allocation to banks where few growth opportunities were found. Diversified financials have been weighted more heavily in the Fund. Capital One, was eliminated as it fell sharply after the government issued a memo of understanding recommending the need for more controls. While Capital One beat expectations and increased guidance for future growth the stock was sold on concern about industry risk for credit card companies in general. Citigroup was also negatively impacted on concerns they may have assisted Enron in masking financial issues as well as exposure to Latin American and troubled names such as Adelphia and WorldCom. In the view of Fund managers, these exposures are not material given the diversity of Citigroup's business model, but the Fund's exposure was reduced as the related risks could affect the stock for some time. Later the Fund's position was increased based on price weakness because Fund managers continue to like the business model and long-term growth prospects. Freddie Mac was also added as it is believed the company will continue to benefit from the drop in interest rates, which has perpetuated an increased volume in mortgage refinancing.


Fund managers continue to monitor market, sector, industry, and company-specific developments. Geopolitical concerns and continued bad news around corporate management have caused a drag on both the consumer and business undermining a recovery. Additionally, the preannouncement season has shaken confidence about the much needed earnings and profit recovery. The Fund's investment approach seeks to identify companies with earnings visibility, solid cash flow generation, and management integrity. The Fund owns a mix of stable and cyclical stocks.

PARTNERS LARGECAP GROWTH FUND II

PRESCOTT LEGARD AND GREGORY WOODHAMS

GROWTH OF $10,000

        Cumulative Returns
        as of October 31, 2002
Class                   1 Year  Life of Fund*
Advisors Preferred      -17.41% -24.73%
Advisors Select         -17.46% -24.86%
J                       -18.43% -18.52%
Institutional           -16.80% -24.28%
Preferred               -17.12% -24.54%
Select                  -17.25% -24.61%

                           Morningstar       Partners LargeCap
        Russell 1000       Large Growth       Growth Fund II,
        Growth Index         Category         Advisors Select
          10                  10                 10
"2001"    7.044               6.661              7.472
"2002"    5.662               6.453              6.167


Note: Past performance is not predictive of future performance.
The performance of Advisors Preferred, Preferred, Select, Institutional, and Class J shares will vary from the performance of Advisors Select shares based on the differences in sales charges and fees. The returns shown do not reflect taxes, if any, that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

*       The inception date of the Class J shares was March 1, 2001.
        The Advisors Preferred, Advisors Select, Institutional, Preferred and Select Classes inception was December 6, 2000.


LOGO

During a challenging period for equity investors, the Principal Investors Fund - Partners LargeCap Growth Fund II management team stuck with its proven process for identifying and investing in companies whose revenues and earnings are growing at sustainable, accelerating rates. This approach proved effective during the year ended October 31, 2002 as the Fund outperformed its benchmark and peers.


Shifting investor sentiment and volatility marked the last twelve months. The Fund turned in positive results during the first half of the period as investors balanced positive economic news with disappointing corporate profits. In the second half, the stock market took a distinct turn for the worse amid corporate scandals, tepid economic growth and rising international tension. In the end, the confluence of these negative trends more than outweighed a modest improvement in corporate profits, and stocks fell sharply as many investors abandoned equities in favor of bonds.


Facing uncertain conditions, consumers remained remarkably resilient and drove positive results for many companies whose earnings are dependent on consumer spending. In the Fund, this is reflected in contributions from our investments in manufacturers of non-cyclical products. Examples include companies that make everyday household goods such as laundry detergent and cleaning products as well as snacks and prepared foods. We also earned positive results from brewers.


Though they came under pressure when the market declined last summer, our investments in clothing stores and selected holdings in department stores and specialty retailers also turned in positive results.


In a difficult environment, our bottom-up search for companies experiencing accelerating growth also led us to opportunities in industries that often are overlooked by growth investors. This included diversified manufacturing companies, manufacturers of heavy machinery and equipment, and delivery companies.


With their earnings under pressure, corporations continued to restrain capital expenditures. This weighed heavily on our investments in hardware, software and electrical equipment manufacturers whose revenues are tied to corporate technology spending.


Our health care holdings declined along with the market. The main detractors were pharmaceutical companies, which were hampered by generic competition, government pressure to lower prices for Medicare and Medicaid, and by delays in new product introductions. In addition, disappointing sales and setbacks in product development slowed our stake in companies that make medical products and supplies.


Financial stocks also hurt our returns. Financial services companies and banks fell as investors worried about loan defaults amid high-profile bankruptcies and slowing economic growth. Property and casualty insurance companies also declined even though industry leaders benefited from improved pricing conditions. On a positive note, our holdings in life and health insurance companies gained ground.


After more than two years of negative performance, there are indications that the pressure on stock prices could begin to ease. The economy and corporate profits have improved, though neither has grown as much as hoped. If they continue, these trends could help the market sustain positive returns. That said, terrorism, war and economic weakness are among the uncertainties that could put new pressure on stock prices.

PARTNERS LARGECAP VALUE FUND

MARILYN FEDAK AND JOHN PHILLIPS

GROWTH OF $10,000

        Cumulative Returns
        as of October 31, 2002
Class                  1 Year  Life of Fund*
Advisors Preferred      -7.73%  -3.18%
Advisors Select         -9.96%  -4.46%
J                       -11.03% -8.14%
Institutional           -9.32%  -3.91%
Preferred               -9.37%  -3.99%
Select                  -9.59%  -4.11%

                           Morningstar       Partners LargeCap
        Russell 1000       Large Value         Value Fund,
        Value Index         Category         Advisors Select
          10                 10                 10
"2001"    9.025              9.52               9.711
"2002"    8.121              9.272              8.744

Note: Past performance is not predictive of future performance.
The performance of Advisors Preferred, Preferred, Select, Institutional, and Class J shares will vary from the performance of Advisors Select shares based on the differences in sales charges and fees. The returns shown do not reflect taxes, if any, that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

*       The inception date of the Class J shares was March 1, 2001.
        The Advisors Preferred, Advisors Select, Institutional, Preferred and Select Classes inception was December 6, 2000.

LOGO

Equity markets fell precipitously in the last twelve months, as the S&P 500 declined 15.11%. Announcements of fraud and accounting irregularities, earnings disappointments, and fears over terrorist attacks and a war with Iraq all dampened investor sentiment. Value significantly outperformed growth during the period, as the Russell 1000 Value Index fell 10.0% while the Russell 1000 Growth Index fell 19.6%.


After the initial shock of the September 11 terrorist attacks, the market rallied; however, the rally was not long lived and had leveled off by the end of 2001. In the first quarter, weak returns in the technology and telecommunications industries virtually offset gains in the rest of the market. A crisis of confidence swept the markets in the second quarter, as the revelation that WorldCom's management had perpetrated one of the largest accounting frauds in modern history further fueled anxiety about the integrity of corporate reporting. In the third quarter, uncertainty about the durability of the economic recovery, fear of war with Iraq and continuing revelations of accounting irregularities or fraud caused markets to fall in the double digits. The market finally seemed to stabilize in October, as the S&P 500 rose 8.8%, its biggest monthly gain in more than two years.


In this trying environment, the Fund proved to be defensive, declining 9.96%, outperforming both its benchmark and the broad market. In managing the Fund we followed our research-driven, value stock selection and benchmark sensitive portfolio construction disciplines.


Our underweight of the consumer growth, technology and utilities (which includes telecommunications) sectors proved beneficial during the period. The technology and utilities sectors were hit hard by earnings disappointments and major scandals, falling 32% and 25%, respectively. The media companies in the consumer growth sector were negatively impacted after September 11, so our underweight was helpful there also. Our overweight of the pro-cyclical, old economy industrial resources sector, which includes firms such as paper producers and chemical companies, also contributed to returns.


Our holdings in the financial sector contributed the most to relative returns. Our emphasis on thrifts and major regional banks, such as Unionbancal, Countrywide Credit, Golden West Financial and Regions Financial, which advanced between 27% and 43%, significantly boosted returns. Holdings in the consumer cyclical area benefited, as Black & Decker, TJX, Fortune Brands and Liz Claiborne, returned between 22% and 43%.


In addition, underweighting or avoiding stocks that declined also contributed to Fund performance. Our underweight of Ford, which declined 46%, added to relative returns, as did our underweight of McDonalds, which fell 30%.


In the utilities sector, our investment in regulated electric companies such as TXU, Ameren, and Con Edison contributed to returns, as did our avoidance of unregulated firms such as Southern Company, Exelon and FPL. During the period, we initiated a position in AT&T Wireless, which had traded off too far, in our view, as its subscriber growth and customer turnover slowed. This transaction proved beneficial, as the stock was one of the major contributors to portfolio returns.


We were not unscathed by allegations of fraud and corruption, however, as we held WorldCom in the Fund's portfolio. Despite significant research on our part, the fraud at WorldCom was not apparent to us. We scrutinized the financial statements for all of the usual indicators and concluded that the statements were, in fact, telling the correct story. Our holdings in Nortel and Solectron also declined, however, we think these companies will successfully weather the downturn in demand in their markets and represent compelling bargains.


Despite mixed messages on the economic front, investor sentiment improved in October, the crisis of confidence abated and the markets recovered some lost ground. Overall, the value opportunity remains above the historical norm, providing the potential for continued outperformance by the Fund.

PARTNERS MIDCAP BLEND FUND

BRADLEY S. DANIELS, WILLIAM B. GERLACH, CHARLES PURCELL AND
MATTHEW TODOROW

GROWTH OF $10,000

        Cumulative Returns
        as of October 31, 2002
Class                   1 Year  Life of Fund*
Advisors Preferred      -21.13% -20.15%
Advisors Select         -21.26% -20.29%
J                       -22.17% -20.36%
Institutional           -20.71% -19.73%
Preferred               -20.96% -19.94%
Select                  -20.99% -20.01%

        Standard &        Morningstar     Partners MidCap
       Poor's MidCap     Mid-Cap Blend      Blend Fund,
         400 Index         Category       Advisors Select
          10                10               10
"2001"    9.161             8.881            8.7
"2002"    8.721             8.532            6.85

Note: Past performance is not predictive of future performance.
The performance of Advisors Preferred, Preferred, Select, Institutional, and Class J shares will vary from the performance of Advisors Select shares based on the differences in sales charges and fees. The returns shown do not reflect taxes, if any, that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

* The Advisors Preferred, Advisors Select, Institutional, J, Preferred and Select Classes inception was March 1, 2001.

LOGO

The Principal Investors Fund - Partners Mid Cap Blend Fund applies Morgan Stanley Investment Management's value investment philosophy to the medium-sized equity universe, combining fundamental research with a disciplined, quantitative investment process. Fund managers generally keep sector weights within 5% of those of the S&P MidCap 400 Index, with strategic over- and under-weightings assigned to different sectors based on their relative investment attractiveness.


The past twelve months represented a volatile period for the equity markets. During the period, mid-cap stocks, as represented by the S&P MidCap 400 Index, declined nearly 5%. A slowing U.S. economy, disappointing corporate earnings, and accounting irregularities plagued equity markets during the period. Although absolute returns were disappointing for the mid-cap segment of the market, mid-cap stocks outperformed both small- and large-cap stocks during the past twelve months. Additionally, value stocks significantly outperformed growth stocks, led by strong gains within consumer staples and consumer services, and weak performance within telephone services and technology.


During the past twelve months, the Fund underperformed the S&P MidCap 400 Index. This year's disappointing performance was primarily due to selected holdings within consumer services, technology, utilities, and energy. Within consumer services and technology, two of the Fund's larger holdings underperformed significantly due to fraudulent accounting practices. Within utilities and energy, the Fund's exposure to independent power producers and energy traders dampened performance, since the stocks underperformed due to the fallout from Enron coupled with concerns regarding the companies' balance sheet liquidity in the wake of declining electricity prices. Positive contributors to performance included stock selection within health care and basic resources.


During the period, sector allocations had essentially a neutral impact on performance. An overweight in consumer services added to results, as did an underweight in telephone services. A slight overweight in technology dampened returns, since the sector was among the worst performers for the period.


In this difficult market environment, we are avoiding highly leveraged companies with the real or perceived need to raise capital at exorbitant spreads or sell assets at depressed prices. We are investing in companies that are trading at attractive valuations and have substantial cash balances and/or strong cash flow generation with moderate debt burdens. Moreover, we are targeting companies and industries with brand recognition, high barriers to entry, and proven management teams.


Fund managers' outlook remains somewhat cautious. The timing and strength of a profit recovery remains uncertain in light of ample capacity and a weak global economy. Low interest rates, modest wage gains, and recent tax cuts have supported strong consumer spending but sustainability is questionable. Overall, current economic indicators suggest the recovery will be gradual and anemic. Thus far, companies have maintained staff levels during this cycle and curtailed equipment expenditures. Fund managers believe consumer spending will moderate as business spending slowly rebounds, which should create a favorable environment for companies that provide commercial products and services. Fund performance this year has been disappointing, but Fund managers remain committed to the process. They continue to seek attractively valued companies with fundamentally strong business models.

PARTNERS MIDCAP GROWTH FUND

CHRISTOPHER K. MCHUGH, WILLIAM C. MCVAIL AND
ROBERT E. TURNER

GROWTH OF $10,000

        Cumulative Returns
        as of October 31, 2002
Class                   1 Year  Life of Fund*
Advisors Preferred      -18.59% -31.69%
Advisors Select         -19.85% -32.27%
J                       -20.71% -25.98%
Institutional           -19.18% -25.37%
Preferred               -19.33% -31.96%
Select                  -19.48% -32.03%

                            Morningstar        Partners MidCap
        Russell Midcap     Mid-Cap Growth       Growth Fund,
        Growth Index          Category         Advisors Select
           10                  10                 10
"2001"     7.31                7.415              6.22
"2002"     6.023               6.886              4.985

Note: Past performance is not predictive of future performance.
The performance of Advisors Preferred, Preferred, Select, Institutional, and Class J shares will vary from the performance of Advisors Select shares based on the differences in sales charges and fees. The returns shown do not reflect taxes, if any, that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

* The inception date of the Institutional Class and Class J shares was March 1, 2001. The Advisors Preferred, Advisors Select, Preferred and Select Classes inception was December 6, 2000.

LOGO

The twelve-month period ending October 31, 2002, was not at all beneficial to mid-cap growth stocks. The Russell Midcap Growth Index tumbled 17.61%. The S&P 500 Index, in comparison, fell 15.11%. For its part, the Principal Investors Fund - Partners MidCap Growth Fund lost 19.85%, underperforming the Index by 2.24%.


The weakness in mid-cap growth stocks reflected investors' belief that the earnings prospects of mid-cap growth companies weren't bright enough in the short term to justify paying a premium for their shares, so the stocks fell hard. As for the Fund's holdings, four of ten sector positions outperformed their corresponding index sectors.


Throughout the period, we didn't do anything differently than we did before. We continued to pick stocks according to our time-tested principle of buying companies with earnings that exceeded expectations. But that principle didn't generate good results. Indeed, our approach did in fact generate excellent returns in October, when the market staged a strong rally. The Fund was up 9%, but that wasn't enough to compensate for the losses suffered earlier.


In all, the Fund's performance pattern was typical of that of our growth-stock funds, which have tended to outperform in rising markets and underperform in falling markets. We buy the stocks of companies whose earnings are expected to exceed expectations, and those tend to be the stocks with relatively high price/earnings ratios, which suffer in bear markets.


Contributing the most to performance in relative terms were our health-care holdings. They amounted to a 24% weighting and lost 16%, compared with a 27% loss for the Russell Midcap Growth Index health-care sector. Our technology holdings detracted most from results by far; they were richly priced and thus fell the most, more than the tech sector as a whole. Specifically, they declined 55% versus a 46% drop by the sector. In general, tech stocks, constituting 21% of the Fund, suffered due to investor worries about a spate of weak earnings reports, lackluster capital spending for hardware and software, and an intense skepticism about tech companies' earnings rebounding any time soon.


The Fund was relatively heavily invested in technology because of its "sector-neutral" investment policy, which dictates that the Fund's sector weightings closely resemble those of the target index, the Russell Midcap Growth Index. So with the Fund's sizable technology weighting, which was comparable to the tech sector's weighting in the Index, the Fund was enormously vulnerable to the bear market in tech shares.


In absolute terms, our consumer-staples stocks recorded the best return, a gain of 15%, a consequence of their historical propensity to hold up well in sharp market downturns. Unfortunately, our consumer-staples position had only a minimal positive impact on performance, since it accounted for only a 3% weighting, in line with the weighting of the Index's consumer-staples sector.


The stock market has been so distinctly negative that it suggests to us that a rebound may be imminent. Such a rebound could materialize over the next two quarters, as it becomes more evident that earnings are in fact gradually improving. We remain true to our investment process and focus on picking stocks with the strongest earnings prospects in all sectors of the market, since we believe earnings expectations drive stock prices over time. And although recent headlines in the business press may indicate otherwise, we believe the earnings prospects of mid-cap growth companies are auspicious.


For the Fund, we are emphasizing stocks of companies whose earnings tend to pick up early in an economic recovery, like semiconductor, data-storage, paper, software, and retailing companies with strong brands.

PARTNERS MIDCAP VALUE FUND

ROBERT GENDELMAN

GROWTH OF $10,000

        Cumulative Returns
        as of October 31, 2002
Class                   1 Year  Life of Fund*
Advisors Preferred      0.11%   -3.57%
Advisors Select         -1.39%  -4.38%
J                       -2.48%  -5.82%
Institutional           -0.67%  -3.70%
Preferred               -0.83%  -3.88%
Select                  -0.96%  -4.00%

                            Morningstar     Partners MidCap
        Russell Midcap     Mid-Cap Value      Value Fund,
         Value Index         Category       Advisors Select
           10                 10               10
"2001"     9.993              10.228           8.749
"2002"     9.695              8.354            8.627


Note: Past performance is not predictive of future performance.
The performance of Advisors Preferred, Preferred, Select, Institutional, and Class J shares will vary from the performance of Advisors Select shares based on the differences in sales charges and fees. The returns shown do not reflect taxes, if any, that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

*       The inception date of the Class J shares was March 1, 2001.
        The Advisors Preferred, Advisors Select, Institutional, Preferred and Select Classes inception was December 6, 2000.

LOGO

For the one-year period ending October 31, 2002, the Principal Investors Fund - Partners MidCap Value Fund outperformed the Russell MidCap Value Index, as the Fund declined 1.39% while its benchmark index fell 2.98%.


Our selection of stocks in the Industrials and Health Care sectors provided the most favorable contributions to absolute performance and to return relative to the Index. Within both sectors, our holdings outperformed Index sector components. In addition, the Fund was overweight the two sectors. Our outperformance over the period is also attributable to the Fund's overweight allocation to the Energy sector, underweight allocation to Utilities, and zero exposure to Telecommunications Services.


Holdings within the Financials sector underperformed the Index sector components, and also detracted from the Fund's total return. Information Technology holdings also detracted from the Fund's total return, though to a lesser degree than the Index sector components as our stocks performed better than Index components.


Other factors to which we attribute the Fund's strong relative performance include: our persistent rigorous scrutiny of balance sheets and cash flow and income statements - which helped us to avoid major accounting scandal landmines; on the whole, a portfolio of higher-quality companies - resulting from our focus on companies with able management and attractive returns on capital; and our disciplined sell strategy - which allowed us to lock in gains when the Fund's holdings hit our valuation targets and, alternately, limit losses when our investment thesis no longer held true.


As market and economic uncertainty continue, we believe it is ever more important to focus on valuation and quality. The Fund continues, as of October 31, 2002, to have lower price-to-earnings ratios, higher trailing and forward growth rates and higher return on equity as compared to the Index. We believe mid-cap value stocks, and the Fund in particular, are likely to continue to offer good relative performance, providing, as they have historically, downside protection and upside participation.

PARTNERS SMALLCAP GROWTH FUND I

MICHAEL MALOUF AND JENNIFER K. SILVER

GROWTH OF $10,000

        Cumulative Returns
        as of October 31, 2002
Class                   1 Year  Life of Fund*
Advisors Preferred      -30.60% -28.41%
Advisors Select         -30.78% -28.56%
J                       -31.59% -26.64%
Institutional           -30.34% -28.11%
Preferred               -30.11% -28.04%
Select                  -30.52% -28.26%

                           Morningstar       Partners SmallCap
        Russell 2000       Small Growth       Growth Fund I,
        Growth Index         Category         Advisors Select
          10                  10                 10
"2001"    8.369               8.626              7.325
"2002"    6.564               9.153              5.07


Note: Past performance is not predictive of future performance.
The performance of Advisors Preferred, Preferred, Select, Institutional, and Class J shares will vary from the performance of Advisors Select shares based on the differences in sales charges and fees. The returns shown do not reflect taxes, if any, that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

*       The inception date of the Class J shares was March 1, 2001.
        The Advisors Preferred, Advisors Select, Institutional, Preferred and Select Classes inception was December 6, 2000.

LOGO

The Principal Investors Fund - Partners SmallCap Growth Fund I declined 30.78% during the fiscal year ending October 31, 2002. This performance lags the performance of the benchmark Russell 2000 Growth Index that declined 21.57% over the same period.


The 12-month period making up the fiscal year has been one of severe shocks and uncertainty. The terrorist attacks on the World Trade Center and the Pentagon are seared in memory. The lowering of interest rates by the Federal Reserve Board and the tax cuts/rebates enacted by Congress to stimulate the economy are also noteworthy. Last, but not least, the bursting of the internet bubble and the corporate governance scandals have also cast a pall on capital markets.


Strategies associated with the growth style have not provided positive investment results over this period. Widespread earnings disappointments, lower earnings growth expectations, and the attendant narrowing of valuations have created a challenging investment environment.


We made significant changes in the Fund as the factors mentioned above have worked their way through the small cap universe. The first quarter of the fiscal year was a period of good performance. Over the course of calendar 2002 we have reduced the exposure of the Fund to the information technology sector and raised the exposure to the consumer discretionary sector. In addition, we lowered the exposure within the healthcare sector specifically to biotechnology related stocks. These changes occurred through the systematic application of our investment discipline - positive earnings surprises, rising estimates and reasonable valuations. The changes reflect the overall economy in that the consumer has been the source of economic growth while the capital spending and technology segments have weakened despite stimulatory actions by the authorities.


Our selection of stocks in the Consumer Discretionary, Industrials, and Energy sectors helped the Fund by performing better than their counterparts in the benchmark. Coinstar, J.Jill, and Alliance Gaming are stocks in these sectors. Coinstar installs and operates machines that, for a fee, allow customers to exchange coins for exchange receipts. J.Jill is a retailer and Alliance Gaming is a gaming company. Alliance Gaming is not currently held in the Fund.


Our selection of stocks in the Information Technology, Healthcare, and Telecommunication Services sectors were the most responsible for the negative Fund performance. These stocks performed worse than their counterparts in the Index. Microtune, Lantronix, Cell Therapeutics, Endocare, and AirGate PCS are stocks that performed poorly contributing to Fund losses. None of these stocks are currently in the Fund's portfolio. As mentioned earlier, we have reduced exposure to these underperforming sectors.


Looking ahead, we are cautiously optimistic on the investment prospects over the next twelve months. The U.S. economy has been mired in lackluster performance for over two years now. We believe there will be a need to refurbish and revitalize the productive capacities of the U.S. and these needs are probably already approaching critical levels in some segments of the economy. Economic growth would, in our opinion, provide a more conducive environment for growth stocks to perform well. We believe that a gradual yet consistent growth trend is likely to manifest itself during the latter part of 2003. Our niche in the small cap growth segment should provide us the opportunity to identify such emerging growth companies before the recognition of the general trend. The holdings in the Fund currently are attractively valued relative to their respective earnings and growth prospects. Current valuations are the most attractive in over five years. Many of our holdings are performing in-line with fundamentals which gives us the confidence that our investment process is working. We are grateful for the opportunity to serve your investment needs and look forward to executing our charter through the coming year.

PARTNERS SMALLCAP GROWTH FUND II

PAUL A. GRAHAM, JR. AND DAVID N. WABNIK

GROWTH OF $10,000

        Cumulative Returns
        as of October 31, 2002
Class                   1 Year  Life of Fund*
Advisors Preferred      -9.12%  -28.10%
Advisors Select         -9.29%  -28.23%
J                       -10.34% -19.16%
Institutional           -8.77%  -27.83%
Preferred               -8.93%  -27.90%
Select                  -8.95%  -27.96%

        Standard &
      Poor's SmallCap      Russell       Morningstar      Partners SmallCap
      600/Barra Growth   2000 Growth     Small Growth      Growth Fund II,
          Index             Index          Category        Advisors Select
          10                10              10                10
"2001"    8.92              8.369           8.626             6.681
"2002"    8.491             6.564           9.153             6.06

Note: Past performance is not predictive of future performance.
The performance of Advisors Preferred, Preferred, Select, Institutional, and Class J shares will vary from the performance of Advisors Select shares based on the differences in sales charges and fees. The returns shown do not reflect taxes, if any, that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

*       The inception date of the Class J shares was March 1, 2001.
        The Advisors Preferred, Advisors Select, Institutional, Preferred and Select Classes inception was December 6, 2000.

LOGO

Fiscal year 2002 was again a difficult year for small cap growth investors. The fiscal year began on a positive note with small stocks rising on hopes of an economic rebound only to reverse course as accounting scandals, further weakness in the economy, and uncertainty created by the prospect of war with Iraq weighed on investors' minds. For the fiscal year, small cap growth stocks as measured by the Russell 2000 Growth Index lost 21.57% of its value. After trailing for most of the year, small cap growth once again began to outperform small cap value towards the end of the fiscal year. This is in sharp contrast to the prior two years when small cap value outpaced small cap growth stocks by a record margin. Indeed, we suspect that the much awaited reversion to the mean for growth vs. value may be starting to take place, with small cap growth likely to recover lost ground in the coming months.


Since the new manager inception on April 30 of this year, the Principal Investors Fund - Partners Small Cap Growth Fund II has held up well relative to its benchmark, with a -16.64% decline vs. a -28.95% tumble for the Russell 2000 Growth Index. For the April 30 to October 31 period, the Fund benefited from both good stock and sector selection. Stock selection accounted for the majority of the outperformance and was particularly strong in the Information Technology, Healthcare, and Consumer Discretionary sectors. In addition to stock selection, the Fund benefited from an overweight in the strong performing Financials and an underweight in the weak performing Information Technology stocks. The new UBS small cap growth team employs a highly disciplined bottom-up investment process that combines rigorous quantitative research with in-depth fundamental research to construct a portfolio with favorable risk/reward characteristics.


At the end of October, the Fund was slightly overweighted in the Consumer Discretionary, Consumer Staple, and Financial sectors, while it was slightly underweighted in Industrials, Telecommunications, and Utilities stocks. Although we will over- and underweight sectors, we remain committed to a diversified investment approach that identifies attractive growth opportunities in every sector. Over a market cycle we have found that this strategy generates excellent long-term results while minimizing risk.


Despite the recent weakness in small cap stocks, valuations and earnings growth continue to favor small cap stocks. Small cap stocks trade below longer term averages relative to large caps and appear attractive whether one looks at price to sales, price to book, or price to earnings ratios. In addition to the valuation advantage, small cap earnings growth is forecasted to continue to beat large caps. Third quarter 2002 marks the ninth quarter out of the last ten in which small cap earnings growth has topped large caps.


Volatility sparked by economic uncertainties, geopolitical unrest, terrorist threats, and accounting scandals has led to a quick flight to quality in the past several months. We believe this volatility and accompanying liquidity premium should diminish in the months ahead, especially as we get additional data that the economy is on the path to recovery and we begin to approach some resolution of the Iraq situation. Historically, when volatility has been on the decline, it has tended to favor more speculative, smaller stocks that benefit from a stable economic and political environment.


By historical standards, we are still only about half-way through a typical small cap rally, which generally has lasted five to seven years. In these cycles, it is not uncommon to have sharp short-term corrections, only to be followed by a resumption of the small cap rally. We expect a similar upward move by small caps in the months ahead, as the economic and political situations calm down. The major risks to this scenario would be a double-dip recession, unexpected difficulties in dealing with Iraq, or additional major terrorist activity on U.S. soil.

PARTNERS SMALLCAP VALUE FUND

COLEMAN M. BRANDT AND WILLIAM G. CHARCALIS

GROWTH OF $10,000

        Cumulative Returns
        as of October 31, 2002
Class                   1 Year  Life of Fund*
Advisors Preferred      -3.24%  -2.19%
Advisors Select         -3.44%  -2.37%
J                       -4.50%  -2.50%
Institutional           -2.72%  -1.64%
Preferred               -2.93%  -1.88%
Select                  -3.03%  -2.00%

                           Morningstar       Partners SmallCap
        Russell 2000       Small Value         Value Fund,
        Value Index         Category          Advisors Select
           10                10                  10
"2001"     9.134             9.996               9.95
"2002"     8.903             8.258               9.608


Note: Past performance is not predictive of future performance.
The performance of Advisors Preferred, Preferred, Select, Institutional, and Class J shares will vary from the performance of Advisors Select shares based on the differences in sales charges and fees. The returns shown do not reflect taxes, if any, that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

* The Advisors Preferred, Advisors Select, Institutional, J, Preferred and Select Classes inception was March 1, 2001.

LOGO

Our philosophy reflects our belief that superior returns can be achieved, within a small capitalization universe, by combining a systematic quantitative approach with traditional fundamental analysis. Our intent is to provide incremental returns from individual security selection. The Principal Investors Fund - Partners SmallCap Value Fund's benchmark is the Russell 2000 Value Index and the peer group is the Morningstar Small Value category.


The U.S. equity markets were extremely volatile during the twelve months ending October, 2002 with many individual stocks experiencing wild price movements based on investors' emotions rather than on newsworthy events or sound investment rational. We, therefore, feel that the full year needs to be dissected into specific time periods in order to fully understand what occurred, when and why. During November and December 2001, the equity market staged an impressive rally based on expectations that an economic upturn would occur in the early part of 2002. These expectations were focused on positive reports of a strong housing market, stable consumer spending, rising manufacturing activity, increasing consumer confidence, lower energy prices, and low interest rates. All of the major indices gained 8% or more with small cap issues significantly outperforming their large cap counterparts.


From January through March 2002, investors struggled with opposing market forces. On the positive side, the flow of upbeat economic reports continued. A second upward revision to the fourth quarter's real GDP (+1.7%), better than expected reports on consumer spending, the strong housing market and rising consumer confidence suggested that the economic downturn was all but over. Although the economy seemed to be gaining momentum, concerns increased that this growth was not translating into a rapid improvement in corporate profits. In addition, as new information emerged in the Enron situation, more questions were raised over corporate accounting practices and irregularities as well as the possible widespread effects of these issues on companies' balance sheets. There were an increased number of corporate bankruptcies, trouble in the Middle East was escalating and valuations remained high on a historical basis. For the three months, smaller capitalization, value stocks posted solid gains and continued to outperform larger cap stocks.


There were no safe havens from April through September as investors hammered equities of all capitalizations and styles. The market's tone reflected investors' increasing concern over a possible war with Iraq, a continuation of negative economic reports, fear that a slowdown in consumer spending might prompt a double-dip recession, and warnings from several prominent companies that earnings would be significantly below consensus estimates. Additional news of corporate and executive misconduct added to the pressure. Small cap, mid cap, large cap, as well as growth and value stocks posted double-digit losses, with all major indices declining 22% or more.


The market continued its steep decline through October 8 when stock indices began to surge higher, producing their largest monthly gains in fifteen years. The catalysts for the advance included a technical bounce from oversold conditions, short covering, asset re-allocation from bonds to stocks, institutional portfolio managers fearful of missing any rally and an "it can't get any worse" attitude regarding economic data. As one columnist noted "investors expected the worst and were impressed with mediocrity". For the most part, areas that had experienced the most significant declines since July led the rally and large cap growth issues outperformed during the month.


Overall, for the fiscal year ending October 31, 2002, the Principal Investors Fund - Partners SmallCap Value Fund declined 3.44, outperforming its benchmark, the Russell 2000 Value Index (-2.53%). Ark's Small Cap Value strategy is a highly structured, quantitative approach. Our investment process provides that the portfolio sector weights will always be controlled to within +/- 5 percentage points of the Russell 2000 sector weights under all market circumstances. Therefore, portfolio managers have limited discretion in structuring the portfolio and are not making active sector weighting decisions based on personal opinions about the market's direction. The Small Cap Value discipline also provides that the portfolio will always be 95% or more invested. Any cash in the Fund is a residual of the investment process and does not reflect any judgment by the portfolio managers as to market conditions. During the year ending October, the Fund's overweight in the strong performing Consumer Discretionary sector and underweight in the weak Utilities sector versus the Russell 2000 Value Index helped comparative results. In contrast, the Fund's underweight in the robust Financial Services sector detracted from results as did an overweight in the Energy sector.


For the year ending October, superior stock selection in the Consumer Staples and Technology sectors relative to the Russell 2000 Value Index benefited comparative results while weak stock selection in the Materials & Processing and Producer Durables detracted.


We believe the Small Cap Value approach is well suited to this volatile phase of the market and will continue to provide strong comparative returns going forward. The Small Cap Value portfolio's valuation is conservative and we continue to find and add to companies that exhibit earnings growth where valuations are reasonable.


PREFERRED SECURITIES FUND

L. PHILLIP JACOBY AND BERNARD SUSSMAN

GROWTH OF $10,000

        Cumulative Returns
        as of October 31, 2002
Class                 Life of Fund*
Institutional           3.00%

        Lehman Brothers      Morningstar         Preferred
        Aggregate Bond    Intermediate-Term    Securities Fund -
           Index            Bond Category     Institutional Class
           10                  10                  10
"2002"     10.59               10.392              10.3

Note: Past performance is not predictive of future performance.
The returns shown do not reflect taxes, if any, that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

*       The Institutional Class inception was May 1, 2002.

LOGO

From its inception on May 1, 2002 through October 31, 2002, the Principal Investors Fund - Preferred Securities Fund returned 3.00%, compared with a 5.90% return posted by the Lehman Aggregate Index. While performance is strong on an absolute term, the Fund has not kept pace with the recent strong bond market rally led by U.S. Treasuries.


Perceptions of the economy swung from extreme pessimism to firm optimism and back again over the twelve months ending October 31, 2002. The September 11 terrorist attacks raised expectations that consumers would stop spending, but those ideas quickly faded as auto and home sales continued to surge to record or near-record levels. Even as consumers were doing their part to help the economy emerge from recession, companies cut payrolls and the economy lost over 1.1 million jobs. Most of the job losses were in manufacturing. Job growth returned in the late spring and summer, but in a less than spectacular fashion; a mere 215,000 jobs were created. Yet, the economy expanded a strong 3% over the fiscal year. Good economic growth but fewer workers created a surge in productivity, corporate profits, and real wage growth. Productivity expanded at a 4.5% pace, real wage growth has remained above 3.0% for the past twelve months, and corporate profits experienced double digit growth.


Consumer spending has been the story of the recovery. As surveys of consumer confidence fell through the summer, retail sales, the best measure of spending, have grown at an annualized rate of 3.2% so far in 2002. Consumers shrugged off rising unemployment, a falling stock market, headlines of war and a crisis of corporate governance to purchase record numbers of cars and homes. New home sales surged to an annual rate of one million in September and auto sales stayed elevated all year.


The Federal Reserve (Fed) has done its part, reducing the fed funds rate from 2.5% in October 2001 to a scant 1.75% by a year later. Even so, the cost of capital for business has risen from a falling stock market and widening spreads between yields on U.S. Treasuries and corporate bonds. As a result, companies have been hesitant to invest or add to payrolls. Reports on gross domestic product show that investment is beginning to turn the corner and is poised for recovery. Inflation has remained in check all year, allowing the Fed to keep rates historically low.


The Fund emphasizes a rigorous credit approach to identifying superior investment alternatives to traditional fixed-income securities and places primary emphasis on investment grade preferred securities offering superior risk-adjusted yield premiums. The Fund may also opportunistically invest in common stocks, debt securities and securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities.

PRINCIPAL LIFETIME 2010 FUND

DIRK LASCHANZKY AND DOUGLAS RAMSEY

GROWTH OF $10,000

        Cumulative Returns
        as of October 31, 2002
Class                   1 Year  Life of Fund*
Advisors Preferred      -3.81%  -3.30%
Advisors Select         -3.98%  -3.46%
J                       -5.11%  -5.20%
Institutional           -3.25%  -2.72%
Preferred               -3.50%  -3.00%
Select                  -3.63%  -3.13%

        40% S&P
        500/60%
       Lehman                   Lehman
       Brothers   Standard &   Brothers     Morningstar      Principal
      Aggregate   Poor's 500   Aggregate     Domestic      LifeTime 2010
        Bond        Stock        Bond         Hybrid           Fund,
       Index        Index        Index       Category      Advisors Select
        10          10           10           10              10
"2001"  9.893       8.612        10.794       9.447           9.82
"2002"  9.649       7.311        11.43        9.93            9.429


Note: Past performance is not predictive of future performance.
The performance of Advisors Preferred, Preferred, Select, Institutional, and Class J shares will vary from the performance of Advisors Select shares based on the differences in sales charges and fees. The returns shown do not reflect taxes, if any, that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

*       The inception date of the Class J shares was June 15, 2001.
        The Advisors Preferred, Advisors Select, Institutional, Preferred and Select Classes inception was March 1, 2001.

LOGO

The Principal Investors Fund - Principal LifeTime 2010 Fund underperformed the 40% S&P 500/60% Lehman Aggregate Index for the year primarily due to the overweighted position in stocks versus bonds. For the one year period ended October 31, 2002, the Fund returned -3.98% compared to -2.47% for the Index. Individual security selection tended to add value, but overall performance suffered due to the Fund's overweighted equity position. The overweighted position in value companies versus growth companies tended to make a marginal contribution to the Fund performance. International exposure was positive for overall Fund returns for the year. The fixed-income holdings continued to provide competitive returns for the Fund.


The equity markets continued to disappoint investors with sharp price declines during the past year. Investor confidence is at low levels as the economy remains troubled and companies provide analysts with negative information about future quarters' earnings. The earnings shortfall and increased expectations of expanded overseas military activity kept the equity market in a downturn. The fixed-income markets advanced during the year as inflation remained low and yields moved down, increasing bond prices. The difference in yield between various fixed-income securities became wider as investors sought the safety of government securities. The economic future remains uncertain as economists continue to debate when the recovery will boost the financial markets.


Investors are uncomfortable with the equity markets for a number of reasons, including lack of earnings growth, continued financial scandals and a lackluster economy. As a result, investors have begun scrutinizing company financial statements more carefully to identify the quality firms. The integrity of financial reporting and companies' ability to grow earnings even in a slowing economic environment will be increasingly important to investors. Now that company CEOs must sign reported financial statements and assume personal liability for those numbers, investors may begin to feel more confident about the quality of reported earnings.


The equity markets experienced declines across all areas during the past year. Small-cap companies generally were down less than larger firms. International markets were down sharply and domestic growth and value firms fell together. Fixed-income markets advanced as yields dropped and prices increased across all maturities.


The Fund continues to maintain a diversified position with investments in domestic equities, foreign equities and domestic fixed-income securities. The Fund will remain overweighted in stocks versus bonds until a clear economic and market environment favors one asset class over the other. An improving economic environment in the coming year could provide value to the Fund's equity and fixed-income components.

PRINCIPAL LIFETIME 2020 FUND

DIRK LASCHANZKY AND DOUGLAS RAMSEY

GROWTH OF $10,000

        Cumulative Returns
        as of October 31, 2002
Class                   1 Year  Life of Fund*
Advisors Preferred      -5.22%  -4.97%
Advisors Select         -5.40%  -5.14%
J                       -6.50%  -7.05%
Institutional           -4.67%  -4.46%
Preferred               -4.91%  -4.67%
Select                  -5.04%  -4.80%

        50% S&P
        500/50%
       Lehman                   Lehman
       Brothers   Standard &   Brothers     Morningstar      Principal
      Aggregate   Poor's 500   Aggregate     Domestic      LifeTime 2020
        Bond        Stock        Bond         Hybrid           Fund,
       Index        Index        Index       Category      Advisors Select
        10          10           10           10              10
"2001"  9.674       8.612        10.794       9.447           9.68
"2002"  9.232       7.311        11.43        9.93            9.157


Note: Past performance is not predictive of future performance.
The performance of Advisors Preferred, Preferred, Select, Institutional, and Class J shares will vary from the performance of Advisors Select shares based on the differences in sales charges and fees. The returns shown do not reflect taxes, if any, that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

*       The inception date of the Class J shares was June 15, 2001.
        The Advisors Preferred, Advisors Select, Institutional, Preferred and Select Classes inception was March 1, 2001.

LOGO

The Principal Investors Fund - Principal LifeTime 2020 Fund underperformed the 50% S&P 500/50% Lehman Aggregate Index for the year primarily due to the overweighted position in stocks versus bonds. For the one year period ended October 31, 2002, the Fund returned -5.40% compared to -4.57% for the Index. Individual security selection tended to add value, but overall performance suffered due to the Fund's overweighted equity position. The overweighted position in value companies versus growth companies tended to make a marginal contribution to the Fund's performance. International exposure was positive for overall Fund returns for the year. The fixed-income holdings continued to provide competitive returns for the Fund.


The equity markets continued to disappoint investors with sharp price declines during the past year. Investor confidence is at low levels as the economy remains troubled and companies provide analysts with negative information about future quarters' earnings. The earnings shortfall and increased expectations of expanded overseas military activity kept the equity market in a downturn. The fixed-income markets advanced during the year as inflation remained low and yields moved down, increasing bond prices. The difference in yield between various fixed-income securities became wider as investors sought the safety of government securities. The economic future remains uncertain as economists continue to debate when the recovery will boost the financial markets.


Investors are uncomfortable with the equity markets for a number of reasons, including lack of earnings growth, continued financial scandals and a lackluster economy. As a result, investors have begun scrutinizing company financial statements more carefully to identify the quality firms. The integrity of financial reporting and companies' ability to grow earnings even in a slowing economic environment will be increasingly important to investors. Now that company CEOs must sign reported financial statements and assume personal liability for those numbers, investors may begin to feel more confident about the quality of reported earnings.


The equity markets experienced declines across all areas during the past year. Small-cap companies generally were down less than larger firms. International markets were down sharply and domestic growth and value firms fell together. Fixed-income markets advanced as yields dropped and prices increased across all maturities.


The Fund continues to maintain a diversified position with investments in domestic equities, foreign equities and domestic fixed-income securities. The Fund will remain overweighted in stocks versus bonds until a clear economic and market environment favors one asset class over the other. An improving economic environment in the coming year could provide value to the Fund's equity and fixed-income components.

PRINCIPAL LIFETIME 2030 FUND

DIRK LASCHANZKY AND DOUGLAS RAMSEY

GROWTH OF $10,000

        Cumulative Returns
        as of October 31, 2002
Class                   1 Year  Life of Fund*
Advisors Preferred      -7.09%  -7.27%
Advisors Select         -7.26%  -7.43%
J                       -8.44%  -9.63%
Institutional           -6.63%  -6.76%
Preferred               -6.89%  -7.03%
Select                  -6.91%  -7.10%

        60% S&P
        500/40%
       Lehman                   Lehman
       Brothers   Standard &   Brothers     Morningstar      Principal
      Aggregate   Poor's 500   Aggregate     Domestic      LifeTime 2030
        Bond        Stock        Bond         Hybrid           Fund,
       Index        Index        Index       Category      Advisors Select
        10          10           10           10              10
"2001"  9.458       8.612        10.794       9.447           9.48
"2002"  9.826       7.311        11.43        9.93            9.792

 Note: Past performance is not predictive of future performance.
The performance of Advisors Preferred, Preferred, Select, Institutional, and Class J shares will vary from the performance of Advisors Select shares based on the differences in sales charges and fees. The returns shown do not reflect taxes, if any, that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

*       The inception date of the Class J shares was June 15, 2001.
        The Advisors Preferred, Advisors Select, Institutional, Preferred and Select Classes inception was March 1, 2001.

LOGO

The Principal Investors Fund - Principal LifeTime 2030 Fund underperformed the 60% S&P 500/40% Lehman Aggregate Index for the year primarily due to the overweighted position in stocks versus bonds. For the one year period ended October 31, 2002, the Fund returned -7.26% compared to -6.68% for the Index. Individual security selection tended to add value, but overall performance suffered due to the Fund's overweighted equity position. The overweighted position in value companies versus growth companies tended to make a marginal contribution to the Fund's performance. International exposure was positive for overall Fund returns for the year. The fixed-income holdings continued to provide competitive returns for the Fund.


The equity markets continued to disappoint investors with sharp price declines during the past year. Investor confidence is at low levels as the economy remains troubled and companies provide analysts with negative information about future quarters' earnings. The earnings shortfall and increased expectations of expanded overseas military activity kept the equity market in a downturn. The fixed-income markets advanced during the year as inflation remained low and yields moved down, increasing bond prices. The difference in yield between various fixed-income securities became wider as investors sought the safety of government securities. The economic future remains uncertain as economists continue to debate when the recovery will boost the financial markets.


Investors are uncomfortable with the equity markets for a number of reasons, including lack of earnings growth, continued financial scandals and a lackluster economy. As a result, investors have begun scrutinizing company financial statements more carefully to identify the quality firms. The integrity of financial reporting and companies' ability to grow earnings even in a slowing economic environment will be increasingly important to investors. Now that company CEOs must sign reported financial statements and assume personal liability for those numbers, investors may begin to feel more confident about the quality of reported earnings.


The equity markets experienced declines across all areas during the past year. Small-cap companies generally were down less than larger firms. International markets were down sharply and domestic growth and value firms fell together. Fixed-income markets advanced as yields dropped and prices increased across all maturities.


The Fund continues to maintain a diversified position with investments in domestic equities, foreign equities and domestic fixed-income securities. The Fund will remain overweighted in stocks versus bonds until a clear economic and market environment favors one asset class over the other. An improving economic environment in the coming year could provide value to the Fund's equity and fixed-income components.

PRINCIPAL LIFETIME 2040 FUND

DIRK LASCHANZKY AND DOUGLAS RAMSEY

GROWTH OF $10,000

        Cumulative Returns
        as of October 31, 2002
Class                   1 Year  Life of Fund*
Advisors Preferred      -8.57%  -7.86%
Advisors Select         -8.74%  -8.03%
J                       -9.79%  -10.12%
Institutional           -8.12%  -7.36%
Preferred               -8.26%  -7.56%
Select                  -8.49%  -7.76%

        70% S&P
        500/30%
       Lehman                   Lehman
       Brothers   Standard &   Brothers     Morningstar      Principal
      Aggregate   Poor's 500   Aggregate     Domestic      LifeTime 2040
        Bond        Stock        Bond         Hybrid           Fund,
       Index        Index        Index       Category      Advisors Select
        10          10           10           10              10
"2001"  9.245       8.612        10.794       9.447           9.53
"2002"  8.432       7.311        11.43        9.93            9.697

 Note: Past performance is not predictive of future performance.
The performance of Advisors Preferred, Preferred, Select, Institutional, and Class J shares will vary from the performance of Advisors Select shares based on the differences in sales charges and fees. The returns shown do not reflect taxes, if any, that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

*       The inception date of the Class J shares was June 15, 2001.
        The Advisors Preferred, Advisors Select, institutional, Preferred and Select Classes inception was March 1, 2001.

LOGO

The Principal Investors Fund - Principal LifeTime 2040 Fund outperformed the 70% S&P 500/30% Lehman Aggregate Index for the year primarily due quality security selection. For the one year period ended October 31, 2002, the Fund returned -8.74% compared to -8.79% for the Index. Individual security selection tended to add value, but overall performance suffered due to the Fund's overweighted equity position. The overweight position in value companies versus growth companies tended to make a marginal contribution to the Fund performance. International exposure was a positive to overall Fund returns for the year. The Fund's fixed-income performance continued to provide competitive returns and benefit the Fund's performance.


The equity markets continued to disappoint investors with sharp price declines during the past year. Investor confidence is at low levels as the economy remains troubled and companies provide analysts with negative information about future quarters' earnings. The earnings shortfall and increased expectations of expanded overseas military activity kept the equity market in a downturn. The fixed-income markets advanced during the year as inflation remained low and yields moved down, increasing bond prices. The difference in yield between various fixed income securities became wider as investors sought the safety of government securities. The economic future remains uncertain as economists continue to debate when the recovery will boost the financial markets.


Investors are uncomfortable with the equity markets for a number of reasons, including lack of earnings growth, continued financial scandals and a lackluster economy. As a result, investors have begun scrutinizing company financial statements more carefully to identify the quality firms. The integrity of financial reporting and companies' ability to grow earnings even in a slowing economic environment will be increasingly important to investors. Now that company CEOs must sign reported financial statements and assume personal liability for those numbers, investors may begin to feel more confident about the quality of reported earnings.


The equity markets experienced declines across all areas during the past year. Small-cap companies generally were down less than larger firms. International markets were down sharply and domestic growth and value firms fell together. Fixed-income markets advanced as yields dropped and prices increased across all maturities.


The Fund continues to maintain a diversified position with investments in domestic equities, foreign equities and domestic fixed-income securities. The Fund will remain overweighted in stocks versus bonds until a clear economic and market environment favors one asset class over the other. An improving economic environment in the coming year could provide value to the Fund's equity and fixed-income components.

PRINCIPAL LIFETIME 2050 FUND

DIRK LASCHANZKY AND DOUGLAS RAMSEY

GROWTH OF $10,000

        Cumulative Returns
        as of October 31, 2002
Class                   1 Year  Life of Fund*
Advisors Preferred      -10.88% -11.22%
Advisors Select         -11.05% -11.38%
J                       -11.87% -13.93%
Institutional           -10.45% -10.85%
Preferred               -10.69% -10.99%
Select                  -10.81% -11.12%

       80% S&P
       500/20%
       Lehman                   Lehman
       Brothers   Standard &   Brothers     Morningstar      Principal
      Aggregate   Poor's 500   Aggregate      Large        LifeTime 2050
        Bond        Stock        Bond         Blend            Fund,
       Index        Index        Index       Category      Advisors Select
        10          10           10           10              10
"2001"  9.034       8.612        10.794       8.521           9.19
"2002"  8.049       7.311        11.43        8.728           8.175

Note: Past performance is not predictive of future performance.
The performance of Advisors Preferred, Preferred, Select, Institutional, and Class J shares will vary from the performance of Advisors Select shares based on the differences in sales charges and fees. The returns shown do not reflect taxes, if any, that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

*       The inception date of the Class J shares was June 15, 2001.
        The Advisors Preferred, Advisors Select, Institutional, Preferred and Select Classes inception was March 1, 2001.

LOGO

The Principal Investors Fund - Principal LifeTime 2050 Fund slightly underperformed the 80% S&P 500/20% Lehman Aggregate Index for the year. For the one-year period ended October 31, 2002, the Fund returned -11.05% compared to -10.90% for the Index. Individual security selection tended to add value, but overall performance suffered due to the Fund's overweighted equity position. The overweighted position in value companies versus growth companies tended to make a marginal contribution to the Fund's performance. International exposure was positive for overall Fund returns for the year. The fixed-income holdings continued to provide competitive returns for the Fund.


The equity markets continued to disappoint investors with sharp price declines during the past year. Investor confidence is at low levels as the economy remains troubled and companies provide analysts with negative information about future quarters' earnings. The earnings shortfall and increased expectations of expanded overseas military activity kept the equity market in a downturn. The fixed-income markets advanced during the year as inflation remained low and yields moved down, increasing bond prices. The difference in yield between various fixed-income securities became wider as investors sought the safety of government securities. The economic future remains uncertain as economists continue to debate when the recovery will boost the financial markets.


Investors are uncomfortable with the equity markets for a number of reasons, including lack of earnings growth, continued financial scandals and a lackluster economy. As a result, investors have begun scrutinizing company financial statements more carefully to identify the quality firms. The integrity of financial reporting and companies' ability to grow earnings, even in a slowing economic environment, will be increasingly important to investors. Now that company CEOs must sign reported financial statements and assume personal liability for those numbers, investors may begin to feel more confident about the quality of reported earnings.


The equity markets experienced declines across all areas during the past year. Small-cap companies generally were down less than larger firms. International markets were down sharply and domestic growth and value firms fell together. Fixed-income markets advanced as yields dropped and prices increased across all maturities.


The Fund continues to maintain a diversified position with investments in domestic equities, foreign equities and domestic fixed-income securities. The Fund will remain overweighted in stocks versus bonds until a clear economic and market environment favors one asset class over the other. An improving economic environment in the coming year could provide value to the portfolio's equity and fixed-income components.

PRINCIPAL LIFETIME STRATEGIC INCOME FUND

DIRK LASCHANZKY AND DOUGLAS RAMSEY

GROWTH OF $10,000

       Cumulative Returns
        as of October 31, 2002
Class                   1 Year  Life of Fund*
Advisors Preferred      -1.93%  -1.22%
Advisors Select         -2.11%  -1.39%
J                       -3.25%  -2.94%
Institutional           -1.36%  -0.64%
Preferred               -1.63%  -0.92%
Select                  -1.75%  -1.05%

       20% S&P
       500/80%
       Lehman                   Lehman                       Principal
       Brothers   Standard &   Brothers     Morningstar      LifeTime
      Aggregate   Poor's 500   Aggregate     Domestic     Strategic Income
        Bond        Stock        Bond         Hybrid           Fund,
       Index        Index        Index       Category      Advisors Select
        10          10           10           10              10
"2001"  10.338      8.612        10.794       9.447           9.98
"2002"  10.557      7.311        11.43        9.93            9.769

 Note: Past performance is not predictive of future performance.
The performance of Advisors Preferred, Preferred, Select, Institutional, and Class J shares will vary from the performance of Advisors Select shares based on the differences in sales charges and fees. The returns shown do not reflect taxes, if any, that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

*       The inception date of the Class J shares was June 15, 2001.
        The Advisors Preferred, Advisors Select, Institutional, Preferred and Select Classes inception was March 1, 2001.

LOGO

The Principal Investors Fund - Principal LifeTime Strategic Income Fund underperformed the 20% S&P 500/80% Lehman Aggregate Index for the year primarily due to the overweighted position in stocks versus bonds. For the one-year period ended October 31, 2002, the Fund returned -2.11% compared to 1.73% for the Index. Individual security selection tended to add value, but overall performance suffered due to the Fund's overweighted equity position. The overweighted position in value companies versus growth companies tended to make a marginal contribution to the Fund's performance. International exposure was positive for overall Fund returns for the year. The fixed-income holdings continued to provide competitive returns for the Fund. The equity markets continued to disappoint investors with sharp price declines during the past year. Investor confidence is at low levels as the economy remains troubled and companies provide analysts with negative information about future quarter's earnings. The earnings shortfall and increased expectations of expanded overseas military activity kept the equity market in a downturn. The fixed-income markets advanced during the year as inflation remained low and yields moved down, increasing bond prices. The difference in yield between various fixed-income securities became wider as investors sought the safety of government securities. The economic future remains uncertain as economists continue to debate when the recovery will boost the financial markets.


Investors are uncomfortable with the equity markets for a number of reasons, including lack of earnings growth, continued financial scandals and a lackluster economy. As a result, investors have begun scrutinizing company financial statements more carefully to identify the quality firms. The integrity of financial reporting and companies' ability to grow earnings even in a slowing economic environment will be increasingly important to investors. Now that company CEOs must sign reported financial statements and assume personal liability for those numbers, investors may begin to feel more confident about the quality of reported earnings.


The equity markets experienced declines across all areas during the past year. Small-cap companies generally were down less than larger firms. International markets were down sharply and domestic growth and value firms fell together. Fixed-income markets advanced as yields dropped and prices increased across all maturities.


The Fund continues to maintain a diversified position with investments in domestic equities, foreign equities and domestic fixed-income securities. The Fund will remain overweighted in stocks versus bonds until a clear economic and market environment favors one asset class over the other. An improving economic environment in the coming year could provide value to the Fund's equity and fixed-income components.

REAL ESTATE FUND

KELLY D. RUSH

GROWTH OF $10,000

        Cumulative Returns
        as of October 31, 2002
Class                  1 Year  Life of Fund*
Advisors Preferred      9.94%   7.28%
Advisors Select         8.96%   6.72%
J                       7.88%   7.53%
Institutional           10.38%  8.73%
Preferred               9.47%   7.15%
Select                  9.44%   7.13%

                           Morningstar
        Morgan Stanley    Specialty-Real      Real Estate Fund,
          REIT Index      Estate Category      Advisors Select
            10               10                   10
"2001"      11.13            10.758               10.039
"2002"      11.875           8.76                 10.938


Note: Past performance is not predictive of future performance.
The performance of Advisors Preferred, Preferred, Select, Institutional, and Class J shares will vary from the performance of Advisors Select shares based on the differences in sales charges and fees. The returns shown do not reflect taxes, if any, that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

* The inception date of the Institutional Class and Class J shares was March 1, 2001. The Advisors Preferred, Advisors Select, Preferred and Select Classes inception was December 6, 2000.

LOGO

The Principal Investors Fund - Real Estate Fund gained 8.96% for the twelve-month period ending October 31, 2002, outperforming the Morgan Stanley REIT Index by 2.27%, with a return of 6.69%. The strong relative performance was related to both stock selection and property type weightings. Approximately two-thirds of the Fund's outperformance was driven by good decisions regarding individual stocks.


Real estate stock returns stood out in a year where broad stock market performance was poor and the S&P 500 declined 15.11%. Nervous investors favored stability and high current income and real estate stocks offered both. Most public companies experienced earnings declines while real estate companies had modestly positive earnings growth. Most stocks provided little, if any, dividend income while real estate companies gave investors material dividend payments.


Chelsea Property Group, an owner of factory outlet centers, was the Fund's best performing stock with a return of 45.3%. The decision to overweight Chelsea relative to the index was the single best decision of the last twelve months. Chelsea owns some of the best outlet centers in the country and those centers benefited from resilient consumer demand.


The Chelsea exposure was just one of several favorable security weighting decisions. Other good stock choices included overweighting Capital Automotive, Macerich and Pan Pacific. Also, the decision to underweight Avalon Bay Communities, Equity Office Properties and Post Properties aided performance.


Property type weightings also contributed to strong benchmark relative returns. Overweighted positions in regional malls and industrial property owners were especially beneficial. An underweighted position in apartment building owners also helped relative returns.


We emphasized regional mall and industrial owners because we expected these property types would withstand economic pressure better than most. This proved especially true with regional malls and the returns of mall owner stocks reflected it. Industrial companies actually suffered from worse than expected fundamental conditions yet provided exceptional returns. Investors shrugged off the current weak industrial conditions and focused on the likelihood of a quick recovery once the economy turns up.


Many investors anticipated apartment buildings would provide reliable earnings through the recession. This has not proven to be the case as apartment fundamentals eroded rapidly throughout the year and the share prices of apartment owners slumped. We anticipated this weakness and our underweight of apartment owners helped relative results.


Decisions related to hotel owners had the biggest negative impact on relative returns. Performance was hurt by the portfolio being underweighted in hotels during November and December 2001, a time when hotel owner stock prices were recovering from their post-September 11 lows.


The past twelve months reminded investors of the diversification benefits of real estate stocks. Real estate stocks have historically proven to have a low correlation with other stocks, competitive rates of return, and below average volatility. These attributes make them a useful tool in building a prudently diversified portfolio.

SMALLCAP BLEND FUND

MUSTAFA SAGUN

GROWTH OF $10,000

        Cumulative Returns
        as of October 31, 2002
Class                   1 Year  Life of Fund*
Advisors Preferred      -7.79%  -3.83%
Advisors Select         -7.83%  -3.95%
J                       -9.15%  -5.40%
Institutional           -7.34%  -4.52%
Preferred               -7.48%  -3.52%
Select                  -7.98%  -3.84%

                           Morningstar
        Russell 2000       Small Blend      SmallCap Blend Fund,
           Index             Category         Advisors Select
           10                 10                 10
"2001"     9.729              10.399             9.486
"2002"     8.604              9.472              8.743


Note: Past performance is not predictive of future performance.
The performance of Advisors Preferred, Preferred, Select, Institutional, and Class J shares will vary from the performance of Advisors Select shares based on the differences in sales charges and fees. The returns shown do not reflect taxes, if any, that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

* The inception date of the Institutional Class and Class J shares was March 1, 2001. The Advisors Preferred, Advisors Select, Preferred and Select Classes inception was December 6, 2000.

LOGO

The Principal Investors Fund - Small Cap Blend Fund's performance for the fiscal year ended October 31, 2002 was -7.83% while the Russell 2000 Index returned -11.56%. The Fund's outperformance relative to the Index was primarily due to stock selection in the health care and financial sectors, though stock selection from every sector contributed positively to relative performance.


The Fund seeks to identify stocks with improving business fundamentals that trade at a discount to their potential valuation and with market confirmation of these improvements. We utilize time-tested, systematic stock selection strategies to identify small-cap stocks with these characteristics. Then, we construct a risk-controlled portfolio with these stocks to maximize the return potential of the Fund.


The Fund's stock selection strategy will remain focused on identifying stocks within the small-cap universe.


SMALLCAP GROWTH FUND

JOHN F. MCCLAIN

GROWTH OF $10,000

        Cumulative Returns
        as of October 31, 2002
Class                   1 Year  Life of Fund*
Advisors Preferred      -30.69% -26.21%
Advisors Select         -30.69% -26.25%
J                       -31.59% -29.09%
Institutional           -30.33% -28.49%
Preferred               -30.47% -26.07%
Select                  -30.47% -26.07%

                           Morningstar        SmallCap
        Russell 2000       Small Growth      Growth Fund,
        Growth Index         Category      Advisors Select
          10                  10              10
"2001"    8.369               8.626           8.438
"2002"    6.564               9.153           5.848


Note: Past performance is not predictive of future performance.
The performance of Advisors Preferred, Preferred, Select, Institutional, and Class J shares will vary from the performance of Advisors Select shares based on the differences in sales charges and fees. The returns shown do not reflect taxes, if any, that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

* The inception date of the Institutional Class and Class J shares was March 1, 2001. The Advisors Preferred, Advisors Select, Preferred and Select Classes inception was December 6, 2000.

LOGO

The Principal Investors Fund - SmallCap Growth Fund had a poor year in terms of both absolute and relative return. The Fund's performance for the fiscal year ended October 31, 2002 was -30.69%, compared to -21.57% for the Russell 2000 Growth Index. The Fund's relative underperformance was due to poor performance in its technology and telecommunications holdings. The Fund's performance was also affected by the unprecedented magnitude in the decline of technology stocks. During the one-year period, the NASDAQ 100 dropped almost 80% from its market peak.


From a broader standpoint the Fund was also impacted by the continued economic downturn, which emerged in late 2000. The downturn lasted longer and hit profits much harder than past downturns. Even when the economy began to stabilize, the stock market did not respond as it had in previous recessions.


Late in the year, we enhanced the investment process used to manage the Fund. These enhancements are intended to make the investment process more disciplined, consistent and repeatable. Early results have been positive.

SMALLCAP S&P 600 INDEX FUND

ROBERT BAUR AND RHONDA VANDERBEEK

GROWTH OF $10,000

        Cumulative Returns
        as of October 31, 2002
Class                   1 Year  Life of Fund*
Advisors Preferred      -4.75%  -3.00%
Advisors Select         -4.96%  -3.22%
J                       -6.10%  -6.41%
Institutional           -4.19%  -5.55%
Preferred               -4.35%  -2.74%
Select                  -4.56%  -2.86%

                               Morningstar       SmallCap S&P
        Standard & Poor's      Small Blend      600 Index Fund,
        SmallCap 600 Index      Category        Advisors Select
              10                 10                10
"2001"        10.441             10.399            9.249
"2002"        10.046             9.472             8.79


Note: Past performance is not predictive of future performance.
The performance of Advisors Preferred, Preferred, Select, Institutional, and Class J shares will vary from the performance of Advisors Select shares based on the differences in sales charges and fees. The returns shown do not reflect taxes, if any, that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

* The inception date of the Institutional Class and Class J shares was March 1, 2001. The Advisors Preferred, Advisors Select, Preferred and Select Classes inception was December 6, 2000.

LOGO

The Principal Investors Fund - SmallCap S&P 600 Index Fund's performance for the fiscal year ended October 31, 2002, was -4.96%, compared to -3.78% for the S&P 600 Index. The Fund seeks investment results that correspond to the performance of the S&P 600 Index. Within the Fund, the percentage of total assets allocated to each of the 600 stocks closely follows the weightings of each of the stocks in the S&P 600 Index.


Perceptions of the economy swung from extreme pessimism to firm optimism and back again over the 12 months ending October 31, 2002. The September 11 terrorist attacks raised expectations that consumers would stop spending, but those ideas quickly faded as auto and home sales continued to surge to record or near-record levels. Even as consumers were doing their part to help the economy emerge from recession, companies cut payrolls and the economy lost over 1.1 million jobs. Most of the job losses were in manufacturing. Job growth returned in the late spring and summer, but in a less than spectacular fashion; a mere 215,000 jobs were created. Yet the economy expanded a strong 3% over the fiscal year. Good economic growth but fewer workers created a surge in productivity, corporate profits, and real wage growth. Productivity expanded at a 4.5% pace, real wage growth has remained above 3.0% for the past twelve months, and corporate profits experienced double digit growth.


Consumer spending has been the story of the recovery. As surveys of consumer confidence fell through the summer, retail sales, the best measure of spending, have grown at an annualized rate of 3.2% so far in 2002. Consumers shrugged off rising unemployment, a falling stock market, headlines of war and a crisis of corporate governance to purchase record numbers of cars and homes. New home sales surged to an annual rate of one million in September and auto sales stayed elevated all year.


The Federal Reserve (Fed) has done its part, reducing the fed funds rate from 2.5% in October 2001 to a scant 1.75%. Even so, the cost of capital for business has risen from a falling stock market and widening differences between yields on U.S. Treasuries and corporate bonds. As a result, companies have been hesitant to invest or add to payrolls. Reports on gross domestic product show that investment is beginning to turn the corner and is poised for recovery. Inflation has remained in check all year, allowing the Fed to keep rates historically low.

SMALLCAP VALUE FUND

THOMAS MORABITO

GROWTH OF $10,000

        Cumulative Returns
        as of October 31, 2002
Class                  1 Year  Life of Fund*
Advisors Preferred      3.98%   4.67%
Advisors Select         3.90%   4.52%
J                       2.66%   1.53%
Institutional           4.60%   2.44%
Preferred               4.29%   4.94%
Select                  4.17%   4.82%

                            Morningstar
        Russell 2000        Small Value      SmallCap Value Fund,
         Value Index         Category          Advisors Select
           10                 10                  10
"2001"     11.101             11.355              9.824
"2002"     10.82              9.38                10.207


Note: Past performance is not predictive of future performance.
The performance of Advisors Preferred, Preferred, Select, Institutional, and Class J shares will vary from the performance of Advisors Select shares based on the differences in sales charges and fees. The returns shown do not reflect taxes, if any, that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

* The inception date of the Institutional Class and Class J shares was March 1, 2001. The Advisors Preferred, Advisors Select, Preferred and Select Classes inception was December 6, 2000.

LOGO

During the fiscal year ended October 31, 2002, the Principal Investors Fund - Small Cap Value Fund returned 3.90%. During the same time period the Russell 2000 Value Index returned -2.53%.


During the last fiscal year, October 31, 2000 to October 31, 2001, the Fund was positioned slightly on the defensive side based on concerns about the strength of the economic rebound. While this positioning restrained performance during the latter part of 2001, the Fund has performed well since. Strong economic growth in the first calendar quarter of 2002 was fueled by several one-time events - namely low heating costs due to the warm weather, a wave of mortgage refinancing, and record levels of tax refunds that hit consumers' pockets all at once. The warm weather also kept the construction business going during what is normally a slower seasonal period, providing further economic stimulus.


As the year progressed and these one-time benefits expired, the weakness in the economy became apparent, and the Fund prospered. The biggest disappointment during the year came in the energy sector, where oil companies chose to delay investment despite high prices for oil and natural gas. Looking back, it is evident that we miscalculated the amount of demand falloff resulting from the slowing economy. We continue to believe, however, that once the economy rebounds, natural gas drilling activity will need to rise dramatically to meet demand.


As we begin the new fiscal year, the Fund is positioned for a rebound in the general economy. The stimulus from both the federal government's spending and low interest rates should help the economy improve in the coming year. The record reduction in inventories over the past year should also provide stimulus. Industrial companies will need to rebuild inventory in the face of rising demand. With this outlook, the Fund's largest overweighted sectors are industrials and basic materials, while we remain underweighted in consumer discretionary stocks.


The Fund seeks to provide long-term capital appreciation by investing primarily in U.S. based companies with a total market capitalization below $1.5 billion.

TECHNOLOGY FUND

MARY SUNDERLAND

GROWTH OF $10,000

        Cumulative Returns
        as of October 31, 2002
Class                   1 Year  Life of Fund*
Advisors Preferred      -34.50% -41.95%
Advisors Select         -34.25% -41.95%
J                       -35.35% -36.26%
Institutional           -34.07% -41.58%
Preferred               -34.07% -41.69%
Select                  -34.31% -41.86%

        Morgan Stanley        Morgan Stanley
           Capital              Capital
        International         International       Morningstar
      Global Technology      World Information    Specialty-
     and Telecommunications     Technology        Technology    Technology Fund,
           Index                  Index            Category     Advisors Select
           10                     10                10             10
"2001"     6.493                  6.179             5.141          6.177
"2002"     4.564                  4.341             4.557          4.061


Note: Past performance is not predictive of future performance.
The performance of Advisors Preferred, Preferred, Select, Institutional, and Class J shares will vary from the performance of Advisors Select shares based on the differences in sales charges and fees. The returns shown do not reflect taxes, if any, that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

*       The inception date of the Class J shares was March 1, 2001.
        The Advisors Preferred, Advisors Select, Institutional, Preferred and Select Classes inception was December 6, 2000.

LOGO

Over the past year, the Principal Investors Fund - Technology Fund declined 34.25% as compared to a 29.75% decline in the MSCI World Information Technology Index. All sectors within technology recorded sizable losses over the past year. Excess capacity has continued to pressure the performance of many companies, leading many to reduce margins to liquidate growing inventories. Although many companies have successfully cut costs, many others are still unable to produce profits.


Despite the signs of sluggish recovery in the U.S. economy for most of the year, the economy paused in the fall of 2002. Europe and Germany also slowed during the fall. The economic backdrop was a negative for many of the Fund's holdings that are sensitive to the economy. As a result, the Fund underperformed the Index over the past twelve months.


Given the difficult trading environment, the Fund is biased towards stocks that are leading players within their market, have strong and stable cash flows, good management, and that operate in sectors where there is lower pricing pressure. We are cautiously optimistic about technology performance. While valuations of technology relative to the market are now more compelling, bottom-up signals on demand remain mixed.


Corporations have delayed spending since they have suffered a profit recession. However, many existing IT systems and equipment are aging as they approach the end of their replacement cycle. This bodes well for increased corporate spending in this area. Despite the difficult downturn in capital spending over the past year, U.S. corporations will continue their investments in innovation and productivity enhancing products once the economy improves.


IMPORTANT NOTES


LEHMAN BROTHERS AGGREGATE BOND INDEX represents securities that are U.S. domestic, taxable, and dollar denominated. The index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. These major sectors are subdivided into more specific indices that are calculated and reported on a regular basis.


LEHMAN BROTHERS LONG TERM GOV'T./CREDIT INDEX is composed of all bonds covered by the Lehman Brothers Government/Corporate Bond Index with maturities of 10 years or greater. Total return comprises price appreciation/ depreciation and income as a percentage of the original investment. Indices are rebalanced monthly by market capitalization.


LEHMAN BROTHERS MORTGAGE BACKED SECURITIES INDEX is composed of all fixed-rate, securitized mortgage pools by GNMA, FNMA, and the FHLMC, including GNMA Graduated Payment Mortgages. The minimum principal amount required for inclusion is $50 million. Total return comprises price appreciation/depreciation and income as a percentage of the original investment. Indices are rebalanced monthly by market capitalization.


LEHMAN BROTHERS MUTUAL FUND 1-5 GOVERNMENT/CREDIT INDEX is composed of treasury notes, agencies, and credits rated BBB or better, and with maturities of 1 year or greater and 5 years or less. It is a rolling mix of issues, as new issues are added and issues becoming less than 1 year to maturity are deleted.

LEHMAN BROTHERS MUTUAL FUND U.S. GOVERNMENT 1-3 YEAR INDEX is composed of both the Treasury Bond Index (all public obligations of the U.S. Treasury, excluding flower bonds and foreign-targeted issues ) and the Agency Bond Index (all publicly issued debt of U.S. Government agencies and quasi-federal corporations and corporate-debt guaranteed by the U.S. Government). These bonds also must have maturities of 1 to 3 years.


MORGAN STANLEY CAPITAL INTERNATIONAL (MSCI) EAFE (EUROPE, AUSTRALIA AND FAR
EAST) INDEX is a stock index designed to measure the investment returns of developed economies outside of North America.


MORGAN STANLEY CAPITAL INTERNATIONAL (MSCI) EAFE (EUROPE, AUSTRALIA AND FAR
EAST) SMALLCAP INDEX is a stock index designed to measure the investment returns small cap companies of developed economies outside of North America.


MORGAN STANLEY CAPITAL INTERNATIONAL (MSCI) EMF (EMERGING MARKETS FREE) INDEX
 is capitalization weighted and consists of stocks from 26 countries. These countries include: Argentina, Brazil, Chile, China Free, Columbia, Czech Republic, Greece, Hungary, India, Indonesia Free, Israel, Jordan, Korea at 50%, Malaysia Free, Mexico Free, Pakistan, Peru, Philippines Free, Poland, Portugal, South Africa, Sri Lanka, Taiwan at 50%, Thailand Free, Turkey and Venezuela.


MORGAN STANLEY CAPITAL INTERNATIONAL (MSCI) GLOBAL TECHNOLOGY AND TELECOMMUNICATIONS INDEX is an index composed of the developed markets countries in the MSCI World Index. Within these countries, only those securities which are included in the Information Technology and Telecommunication Services sectors according to the MSCI Global Industry Classification Standard are included in the index.


MORGAN STANLEY CAPITAL INTERNATIONAL (MSCI) WORLD INFORMATION TECHNOLOGY INDEX is an index composed mainly of companies that develop software in various fields such as the Internet, applications, systems and/or databases management and companies that provide information technology consulting and services. It also may include manufacturers and distributors of communications equipment, computers & peripherals, electronic equipment and related instruments, and semiconductor equipment and products.


MORGAN STANLEY REIT INDEX is a total-return index comprised of the most actively traded real estate investment trusts, and is designed to be a measure of real estate equity performance.


MORNINGSTAR DIVERSIFIED EMERGING MARKETS CATEGORY consists of diversified emerging-markets funds which invest in developing nations. Most funds divide their assets among 20 or more nations, although they tend to focus on the emerging markets of Asia and Latin America rather than on those of the Middle East, Africa, or Europe.


MORNINGSTAR DOMESTIC HYBRID CATEGORY consists of domestic-hybrid funds that divide their assets among stocks. These funds tend to focus on conservative stocks and bonds.


MORNINGSTAR FOREIGN STOCK CATEGORY consists of foreign-stock funds that can invest in any country outside the United States. Most of these funds divide their assets among a dozen or more developed markets, including Japan, Britain, France, and Germany. They tend to invest the rest in emerging markets such as Hong Kong, Brazil, Mexico and Thailand.


MORNINGSTAR INTERMEDIATE-TERM BOND CATEGORY consists of intermediate-term bond funds that have average durations that are greater than 3.5 years and less than six years. Most of the funds rotate among a variety of sectors in the bond market, based upon which appear to offer better values.


MORNINGSTAR INTERMEDIATE GOVERNMENT CATEGORY consists of intermediate-term government funds that devote at least 90% of their bond holdings to government issues. These funds have, on average, durations between 3.5 and six years.

MORNINGSTAR LARGE BLEND CATEGORY consists of large-cap blend funds that focus on big companies that are fairly representative of the overall stock market in both size and price. They tend to invest across the spectrum of U.S. industries and owing to their broad exposure, the funds' returns are often similar to the S&P 500 Index.


MORNINGSTAR LARGE GROWTH CATEGORY consists of large-cap growth funds that invest in big companies that are projected to grow faster than the overall stock market. Most of these funds focus on either companies in rapidly expanding industries with a high percentage of sales coming from foreign markets.


MORNINGSTAR LARGE VALUE CATEGORY consists of large-cap value funds that focus on big companies that are less expensive than the market as a whole. They often come from the utilities, energy, financial, and cyclical sectors, and many pay dividends. They also generally have more-stable stock prices.


MORNINGSTAR LONG-TERM BOND CATEGORY consists of long-term bond funds that have average durations that exceed six years. Most of them hold some portion of assets in corporate bonds, either investment-grade or high-yield issues, or both.


MORNINGSTAR MID-CAP BLEND CATEGORY consists of mid-cap blend funds that typically invest in stocks of various sizes and mixed characteristics, giving it a middle-of-the road profile. Most shy away from high-priced growth stocks, but aren't so price-conscious that they land in value territory.


MORNINGSTAR MID-CAP GROWTH CATEGORY consists of mid-cap growth funds that typically focus directly on mid-size companies though some invest in stocks of all sizes. Mid-cap growth funds target firms that are projected to grow faster than the overall market, therefore commanding relatively higher prices. Many of these stocks are found in the volatile technology, health-care, and services sectors.


MORNINGSTAR MID-CAP VALUE CATEGORY consists of mid-cap value funds that buy stocks mainly of medium-size companies that are cheap relative to their earnings potential.


MORNINGSTAR SHORT-TERM BOND CATEGORY consists of short-term bond funds that have durations that stay between one and 3.5 years. These funds invest in a variety of bonds, from the most creditworthy, such as Treasury bonds, to mortgages and corporates, and on rare occasions, even more speculative high-yield and emerging markets debt.


MORNINGSTAR SMALL BLEND CATEGORY consists of small-cap blend funds that favor firms at the smaller end of the market-capitalization range, and are flexible in the types of small caps they buy. They own everything from fairly cheap, out-of-favor stocks to somewhat expensive growth stocks. They thus provide exposure both to traditional value sectors, such as financials and cyclicals, and to growth sectors like technology and health care.


MORNINGSTAR SMALL GROWTH CATEGORY consists of small-cap growth funds that focus on stocks at the lower end of the market-capitalization range. These funds tend to favor companies in up-and-coming industries or young firms in their early growth stages and tend to be volatile.


MORNINGSTAR SMALL VALUE CATEGORY consists of small-cap value funds that invest in less-popular companies at the smaller end of the size range and may focus on finding temporarily depressed stocks of companies working through business problems.


MORNINGSTAR SPECIALTY - REAL ESTATE CATEGORY consists of specialty real-estate funds that invest primarily in real-estate investment trusts (REITs) of various types. The performance of these funds is less connected to the overall market than most other types of stock funds.


MORNINGSTAR SPECIALTY - TECHNOLOGY CATEGORY consists of specialty technology funds which buy high-tech businesses. Most concentrate on computer, semiconductor, software, networking, and other computer-related companies. A few also buy medical-device and biotechnology stocks and some concentrate on a single technology industry.

RUSSELL 1000 GROWTH INDEX is an index that measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values.


RUSSELL 1000 VALUE INDEX is an index that measures the performance of those Russell 1000 companies with lower price to book ratios and lower forecasted growth values.


RUSSELL 2000 GROWTH INDEX measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values.


RUSSELL 2000 INDEX measures the performance of the 2,000 smallest companies in the Russell 3000 Index.


RUSSELL 2000 VALUE INDEX measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values.


RUSSELL MIDCAP INDEX is an index that measures the performance of the 800 smallest companies in the Russell 1000 Index.


RUSSELL MIDCAP GROWTH INDEX measures the performance of those Russell MidCap companies with lower price-to-book ratios and higher forecasted growth values. The stocks are also members of the Russell 1000 Value index.


RUSSELL MIDCAP VALUE INDEX is an index that measures the performance of those Russell Midcap companies with lower price-to-book ratios and higher forecasted growth values. The stocks are also members of the Russell 1000 Value index.


S&P 500 INDEX is a market capitalization-weighted index of 500 widely held stocks often used as a proxy for the stock market. It measures the movement of the largest issues. Standard & Poor's chooses the member companies for the 500 based on market size, liquidity and industry group representation. Included are the stocks of industrial, financial, utility and transportation companies.


S&P MIDCAP 400 INDEX includes approximately 10% of the capitalization of U.S. equity securities. These are comprised of stocks in the middle capitalization range. Any mid-sized stocks already included in the S&P 500 are excluded from this index.


S&P MIDCAP 400/BARRA VALUE INDEX is a market capitalization-weighted index of all the stocks in the S&P 400 that have low price-to-book ratios. The index is rebalanced semi-annually on January 1 and July 1.


S&P SMALLCAP 600 INDEX consists of 600 domestic stocks chosen for market size, liquidity and industry group representation. It is a market weighted index (stock price x shares outstanding), with each stock affecting the index in proportion to its market value.


S&P SMALLCAP 600/BARRA GROWTH INDEX is a market capitalization-weighted index of the stocks in the S&P SmallCap 600 Index having the lowest book to price ratios. The index consists of approximately half of the S&P SmallCap 600 on a market capitalization basis.


SALOMON SMITH BARNEY DISC < $2 BILLION INDEX consists of companies that are generally larger than those in Salomon Smith Barney's standard small-cap indices. It contains a full complement of region, country, sector and industry indices.

                      STATEMENTS OF ASSETS AND LIABILITIES
                         PRINCIPAL INVESTORS FUND, INC.
                                OCTOBER 31, 2002
 -------------------------------------------------------------------------------

                                               BOND & MORTGAGE      CAPITAL
                                  BALANCED       SECURITIES      PRESERVATION
                                    FUND            FUND             FUND
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
INVESTMENT IN SECURITIES--AT
 COST ........................  $ 22,051,504    $108,655,276     $ 23,592,342
                                ============    ============     ============
ASSETS
Investment in securities--at
 value........................  $ 21,291,549    $111,211,719     $ 24,155,095
Cash..........................        18,371          12,195            4,114
Receivables:
 Capital Shares sold..........        13,597         338,961          195,278
 Dividends and interest.......        84,777       1,000,631          207,423
 Investment securities sold...        30,511         145,680               --
                                ------------    ------------     ------------
                  Total Assets    21,438,805     112,709,186       24,561,910
LIABILITIES
Accrued expenses..............        19,320          41,534           11,683
Payables:
 Capital Shares reacquired....            --              51               --
 Investment securities
  purchased...................       406,730       7,864,327          752,768
Wrapper agreements............            --              --          529,269
                                ------------    ------------     ------------
             Total Liabilities       426,050       7,905,912        1,293,720
                                ------------    ------------     ------------
NET ASSETS APPLICABLE TO
 OUTSTANDING SHARES...........  $ 21,012,755    $104,803,274     $ 23,268,190
                                ============    ============     ============

NET ASSETS CONSIST OF:
Capital Shares and additional
 paid-in-capital..............  $ 23,906,014    $102,725,614     $ 23,231,901
Accumulated undistributed
 (overdistributed) net
 investment income (operating
 loss)........................       241,046           9,502           36,289
Accumulated undistributed
 (overdistributed) net
 realized gain (loss).........    (2,374,350)       (488,285)         (33,484)
Net unrealized appreciation
 (depreciation) of investments      (759,955)      2,556,443          562,753
Net unrealized appreciation
 (depreciation) on wrapper
 agreements...................            --              --         (529,269)
                                ------------    ------------     ------------
              Total Net Assets  $ 21,012,755    $104,803,274     $ 23,268,190
                                ============    ============     ============
CAPITAL STOCK (PAR VALUE: $.01
 A SHARE):
Shares authorized.............   145,000,000     145,000,000      600,000,000
NET ASSET VALUE PER SHARE:
Advisors Preferred: Net Assets  $  2,394,499    $  2,237,512     $  1,736,111
  Shares issued and
 outstanding..................       296,736         211,199          173,611
  Net asset value per share...  $       8.07    $      10.59     $      10.00
                                ============    ============     ============

Advisors Select: Net Assets...  $  1,422,587    $    388,317     $  1,731,771
  Shares issued and
 outstanding..................       176,656          36,725          173,177
  Net asset value per share...  $       8.05    $      10.57     $      10.00
                                ============    ============     ============

Class J: Net Assets...........  $ 15,113,124    $ 51,759,536     $ 14,460,112
  Shares issued and
 outstanding..................     1,885,797       4,857,004        1,446,011
  Net asset value per share
 /(a)/ .......................  $       8.01    $      10.66     $      10.00
                                ============    ============     ============

Institutional: Net Assets.....  $      8,403    $ 42,162,823     $  1,855,932
  Shares issued and
 outstanding..................         1,043       3,965,390          185,593
  Net asset value per share...  $       8.06    $      10.63     $      10.00
                                ============    ============     ============

Preferred: Net Assets.........  $  1,063,997    $  8,141,622     $  1,743,580
  Shares issued and
 outstanding..................       131,409         768,050          174,358
  Net asset value per share...  $       8.10    $      10.60     $      10.00
                                ============    ============     ============

Select: Net Assets............  $  1,010,145    $    113,464     $  1,740,684
  Shares issued and
 outstanding..................       124,999          10,651          174,068
  Net asset value per share...  $       8.08    $      10.65     $      10.00
                                ============    ============     ============



/(a) /Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes.

                      STATEMENTS OF ASSETS AND LIABILITIES
                         PRINCIPAL INVESTORS FUND, INC.
                                OCTOBER 31, 2002
 -------------------------------------------------------------------------------

                                               HIGH QUALITY      HIGH QUALITY
                              GOVERNMENT     INTERMEDIATE-TERM     LONG-TERM
                            SECURITIES FUND      BOND FUND         BOND FUND
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
INVESTMENT IN
 SECURITIES--AT COST......   $ 77,416,407      $ 20,367,309      $ 13,691,630
                             ============      ============      ============
ASSETS
Investment in
 securities--at value.....   $ 78,867,803      $ 21,251,479      $ 14,361,030
Cash......................         10,217            10,064            10,999
Receivables:
 Capital Shares sold......        548,326            15,187            10,045
 Dividends and interest...        288,794           189,986           148,838
 Investment securities
  sold....................             --            36,488                --
                             ------------      ------------      ------------
              Total Assets     79,715,140        21,503,204        14,530,912
LIABILITIES
Accrued expenses..........         29,145            11,562            10,571
Payables:
 Capital Shares reacquired             50                --                --
 Investment securities
  purchased...............     11,430,797           573,999            29,892
                             ------------      ------------      ------------
         Total Liabilities     11,459,992           585,561            40,463
                             ------------      ------------      ------------
NET ASSETS APPLICABLE TO
 OUTSTANDING SHARES.......   $ 68,255,148      $ 20,917,643      $ 14,490,449
                             ============      ============      ============

NET ASSETS CONSIST OF:
Capital Shares and
 additional
 paid-in-capital..........   $ 66,849,470      $ 20,083,839      $ 13,836,704
Accumulated undistributed
 (overdistributed) net
 investment income
 (operating loss).........         31,741             8,198             9,182
Accumulated undistributed
 (overdistributed) net
 realized gain (loss).....        (77,459)          (58,564)          (24,837)
Net unrealized
 appreciation
 (depreciation) of
 investments..............      1,451,396           884,170           669,400
                             ------------      ------------      ------------
          Total Net Assets   $ 68,255,148      $ 20,917,643      $ 14,490,449
                             ============      ============      ============
CAPITAL STOCK (PAR VALUE:
 $.01 A SHARE):
Shares authorized.........    145,000,000       145,000,000       145,000,000
NET ASSET VALUE PER SHARE:
Advisors Preferred: Net
 Assets...................   $    236,506      $  1,931,805      $  2,229,639
  Shares issued and
 outstanding..............         22,413           183,303           212,121
  Net asset value per
 share....................   $      10.55      $      10.54      $      10.51
                             ============      ============      ============

Advisors Select: Net
 Assets...................   $    582,465      $  1,667,877      $  2,229,489
  Shares issued and
 outstanding..............         55,220           158,266           212,113
  Net asset value per
 share....................   $      10.55      $      10.54      $      10.51
                             ============      ============      ============

Class J: Net Assets.......   $ 44,954,875      $  9,630,153      $  5,544,621
  Shares issued and
 outstanding..............      4,239,911           909,979           521,041
  Net asset value per
 share /(a)/..............   $      10.60      $      10.58      $      10.64
                             ============      ============      ============

Institutional: Net Assets.   $ 20,777,076      $     10,314      $     10,347
  Shares issued and
 outstanding..............      1,959,719               971               965
  Net asset value per
 share....................   $      10.60      $      10.62      $      10.72
                             ============      ============      ============

Preferred: Net Assets.....   $  1,598,695      $  6,194,850      $  2,246,511
  Shares issued and
 outstanding..............        151,212           586,856           213,923
  Net asset value per
 share....................   $      10.57      $      10.56      $      10.50
                             ============      ============      ============

Select: Net Assets........   $    105,531      $  1,482,644      $  2,229,842
  Shares issued and
 outstanding..............          9,988           140,703           212,123
  Net asset value per
 share....................   $      10.57      $      10.54      $      10.51
                             ============      ============      ============



/(a) /Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.
See accompanying notes.

                      STATEMENTS OF ASSETS AND LIABILITIES
                         PRINCIPAL INVESTORS FUND, INC.
                                OCTOBER 31, 2002
 -------------------------------------------------------------------------------

                                  HIGH QUALITY   INTERNATIONAL
                                   SHORT-TERM      EMERGING      INTERNATIONAL
                                    BOND FUND    MARKETS FUND       FUND I
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
INVESTMENT IN SECURITIES--AT
 COST ..........................  $ 24,305,732   $  9,413,161    $ 46,705,080
                                  ============   ============    ============
FOREIGN CURRENCY--AT COST ......  $         --   $    294,177    $     66,204
                                  ============   ============    ============
ASSETS
Investment in securities--at
 value..........................  $ 25,020,200   $  9,261,141    $ 43,114,447
Foreign currency--at value......            --        294,427          66,417
Cash............................        10,064         20,017         428,758
Receivables:
 Capital Shares sold............        93,086         15,379          41,517
 Dividends and interest.........       246,501          7,566          91,684
 Foreign currency contracts.....            --             --           1,625
 Investment securities sold.....            --             --         463,351
                                  ------------   ------------    ------------
                    Total Assets    25,369,851      9,598,530      44,207,799
LIABILITIES
Accrued expenses................        10,663          8,215          27,108
Payables:
 Capital Shares reacquired......           151             --              --
 Foreign currency contracts.....            --             --             375
 Investment securities purchased       609,718             --         549,767
                                  ------------   ------------    ------------
               Total Liabilities       620,532          8,215         577,250
                                  ------------   ------------    ------------
NET ASSETS APPLICABLE TO
 OUTSTANDING SHARES.............  $ 24,749,319   $  9,590,315    $ 43,630,549
                                  ============   ============    ============

NET ASSETS CONSIST OF:
Capital Shares and additional
 paid-in-capital................  $ 24,110,359   $ 10,817,744    $ 53,689,090
Accumulated undistributed
 (overdistributed) net
 investment income (operating
 loss)..........................        11,007             --          11,563
Accumulated undistributed
 (overdistributed) net realized
 gain (loss)....................       (86,515)    (1,074,275)     (6,483,776)
Net unrealized appreciation
 (depreciation) of investments..       714,468       (152,020)     (3,590,633)
Net unrealized appreciation
 (depreciation) on translation
 of assets and liabilities in
 foreign currencies.............            --         (1,134)          4,305
                                  ------------   ------------    ------------
                Total Net Assets  $ 24,749,319   $  9,590,315    $ 43,630,549
                                  ============   ============    ============
CAPITAL STOCK (PAR VALUE: $.01 A
 SHARE):
Shares authorized...............   145,000,000    145,000,000     145,000,000
NET ASSET VALUE PER SHARE:
Advisors Preferred: Net Assets..  $    445,832   $  1,543,230    $  3,303,854
  Shares issued and outstanding.        42,857        176,628         507,649
  Net asset value per share.....  $      10.40   $       8.74    $       6.51
                                  ============   ============    ============

Advisors Select: Net Assets.....  $     39,767   $  1,092,807    $  3,172,453
  Shares issued and outstanding.         3,831        125,219         490,412
  Net asset value per share.....  $      10.38   $       8.73    $       6.47
                                  ============   ============    ============

Class J: Net Assets.............  $ 12,108,359   $  2,240,178    $ 10,104,228
  Shares issued and outstanding.     1,165,011        257,990       1,556,377
  Net asset value per share
 /(a)/ .........................  $      10.39   $       8.68    $       6.49
                                  ============   ============    ============

Institutional: Net Assets.......  $  9,450,314   $  2,516,717    $ 20,503,496
  Shares issued and outstanding.       909,413        288,452       3,143,488
  Net asset value per share.....  $      10.39   $       8.72    $       6.52
                                  ============   ============    ============

Preferred: Net Assets...........  $  2,693,665   $  1,101,773    $  4,165,863
  Shares issued and outstanding.       259,348        125,841         639,789
  Net asset value per share.....  $      10.39   $       8.76    $       6.51
                                  ============   ============    ============

Select: Net Assets..............  $     11,382   $  1,095,610    $  2,380,655
  Shares issued and outstanding.         1,104        125,109         366,229
  Net asset value per share.....  $      10.31   $       8.76    $       6.50
                                  ============   ============    ============



/(a) /Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.
See accompanying notes.

                      STATEMENTS OF ASSETS AND LIABILITIES
                         PRINCIPAL INVESTORS FUND, INC.
                                OCTOBER 31, 2002
 -------------------------------------------------------------------------------

                                  INTERNATIONAL  INTERNATIONAL     LARGECAP
                                     FUND II     SMALLCAP FUND    GROWTH FUND
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
INVESTMENT IN SECURITIES--AT
 COST ..........................  $125,960,424   $  9,915,116    $ 34,982,307
                                  ============   ============    ============
FOREIGN CURRENCY--AT COST ......  $  1,507,282   $        635    $         --
                                  ============   ============    ============
ASSETS
Investment in securities--at
 value..........................  $116,423,102   $  8,894,026    $ 32,360,408
Foreign currency--at value......     1,482,454            621              --
Cash............................     5,596,137         20,033          10,089
Receivables:
 Capital Shares sold............            --             --          32,143
 Dividends and interest.........       276,064         21,089          12,104
 Foreign currency contracts.....         7,689             --              --
 Investment securities sold.....            --         28,439              --
                                  ------------   ------------    ------------
                    Total Assets   123,785,446      8,964,208      32,414,744
LIABILITIES
Accrued expenses................        30,624          9,171          13,531
Payables:
 Capital Shares reacquired......        20,041         35,005              --
 Foreign currency contracts.....           227             --              --
 Investment securities purchased            --         37,006              --
                                  ------------   ------------    ------------
               Total Liabilities        50,892         81,182          13,531
                                  ------------   ------------    ------------
NET ASSETS APPLICABLE TO
 OUTSTANDING SHARES.............  $123,734,554   $  8,883,026    $ 32,401,213
                                  ============   ============    ============

NET ASSETS CONSIST OF:
Capital Shares and additional
 paid-in-capital................  $139,600,797   $ 11,460,758    $ 38,268,493
Accumulated undistributed
 (overdistributed) net
 investment income (operating
 loss)..........................        (7,640)        70,896           3,629
Accumulated undistributed
 (overdistributed) net realized
 gain (loss)....................    (6,306,198)    (1,627,677)     (3,249,010)
Net unrealized appreciation
 (depreciation) of investments..    (9,537,322)    (1,021,090)     (2,621,899)
Net unrealized appreciation
 (depreciation) on translation
 of assets and liabilities in
 foreign currencies.............       (15,083)           139              --
                                  ------------   ------------    ------------
                Total Net Assets  $123,734,554   $  8,883,026    $ 32,401,213
                                  ============   ============    ============
CAPITAL STOCK (PAR VALUE: $.01 A
 SHARE):
Shares authorized...............   125,000,000    145,000,000     145,000,000
NET ASSET VALUE PER SHARE:
Advisors Preferred: Net Assets..  $  1,405,327   $  1,692,394    $    646,155
  Shares issued and outstanding.       205,860        254,338         125,144
  Net asset value per share.....  $       6.83   $       6.65    $       5.16
                                  ============   ============    ============

Advisors Select: Net Assets.....  $    198,712   $  1,075,963    $    644,176
  Shares issued and outstanding.        30,211        162,353         125,141
  Net asset value per share.....  $       6.58   $       6.63    $       5.15
                                  ============   ============    ============

Class J: Net Assets.............  $  3,870,359   $  3,212,052    $  5,092,189
  Shares issued and outstanding.       584,813        483,378       1,015,573
  Net asset value per share
 /(a)/ .........................  $       6.62   $       6.65    $       5.01
                                  ============   ============    ============

Institutional: Net Assets.......  $117,441,835   $    593,506    $ 23,786,485
  Shares issued and outstanding.    17,719,402         88,262       4,676,068
  Net asset value per share.....  $       6.63   $       6.72    $       5.09
                                  ============   ============    ============

Preferred: Net Assets...........  $    623,105   $  1,474,666    $  1,583,955
  Shares issued and outstanding.        94,301        220,242         305,353
  Net asset value per share.....  $       6.61   $       6.70    $       5.19
                                  ============   ============    ============

Select: Net Assets..............  $    195,216   $    834,445    $    648,253
  Shares issued and outstanding.        29,566        124,999         125,140
  Net asset value per share.....  $       6.60   $       6.68    $       5.18
                                  ============   ============    ============



/(a) /Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.
See accompanying notes.

                      STATEMENTS OF ASSETS AND LIABILITIES
                         PRINCIPAL INVESTORS FUND, INC.
                                OCTOBER 31, 2002
 -------------------------------------------------------------------------------

                                    LARGECAP
                                  S&P 500 INDEX    LARGECAP         MIDCAP
                                      FUND        VALUE FUND      BLEND FUND
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
INVESTMENT IN SECURITIES--AT
 COST ..........................  $119,262,530   $ 39,628,955    $ 19,758,062
                                  ============   ============    ============
ASSETS
Investment in securities--at
 value..........................  $101,098,522   $ 38,548,484    $ 19,019,816
Cash............................        10,102         10,098          10,106
Receivables:
 Capital Shares sold............       258,986         50,738          60,437
 Dividends and interest.........       117,133         35,280          14,503
 Investment securities sold.....            --             --         130,321
                                  ------------   ------------    ------------
                    Total Assets   101,484,743     38,644,600      19,235,183
LIABILITIES
Accrued expenses................        55,920         11,772          12,964
Payables:
 Capital Shares reacquired......            25             --              --
 Investment securities purchased         4,407             --         179,222
 Variation margin on futures
  contracts.....................         7,525             --              --
                                  ------------   ------------    ------------
               Total Liabilities        67,877         11,772         192,186
                                  ------------   ------------    ------------
NET ASSETS APPLICABLE TO
 OUTSTANDING SHARES.............  $101,416,866   $ 38,632,828    $ 19,042,997
                                  ============   ============    ============

NET ASSETS CONSIST OF:
Capital Shares and additional
 paid-in-capital................  $121,012,310   $ 42,827,690    $ 20,770,479
Accumulated undistributed
 (overdistributed) net
 investment income (operating
 loss)..........................       447,105        258,082          15,511
Accumulated undistributed
 (overdistributed) net realized
 gain (loss)....................    (1,971,466)    (3,372,473)     (1,004,747)
Net unrealized appreciation
 (depreciation) of investments..   (18,071,083)    (1,080,471)       (738,246)
                                  ------------   ------------    ------------
                Total Net Assets  $101,416,866   $ 38,632,828    $ 19,042,997
                                  ============   ============    ============
CAPITAL STOCK (PAR VALUE: $.01 A
 SHARE):
Shares authorized...............   145,000,000    145,000,000     145,000,000
NET ASSET VALUE PER SHARE:
Advisors Preferred: Net Assets..  $  6,562,744   $  1,029,652    $  2,130,699
  Shares issued and outstanding.       967,207        125,114         235,723
  Net asset value per share.....  $       6.79   $       8.23    $       9.04
                                  ============   ============    ============

Advisors Select: Net Assets.....  $  2,098,977   $  2,033,123    $  1,137,842
  Shares issued and outstanding.       309,994        247,323         126,178
  Net asset value per share.....  $       6.77   $       8.22    $       9.02
                                  ============   ============    ============

Class J: Net Assets.............  $ 61,111,047   $  3,683,561    $ 13,259,972
  Shares issued and outstanding.     9,095,273        448,030       1,482,033
  Net asset value per share
 /(a)/ .........................  $       6.72   $       8.22    $       8.95
                                  ============   ============    ============

Institutional: Net Assets.......  $      7,111   $ 27,085,917    $      8,984
  Shares issued and outstanding.         1,052      3,275,361             997
  Net asset value per share.....  $       6.76   $       8.27    $       9.01
                                  ============   ============    ============

Preferred: Net Assets...........  $ 30,528,656   $  3,769,584    $  1,374,210
  Shares issued and outstanding.     4,470,444        456,600         151,567
  Net asset value per share.....  $       6.83   $       8.26    $       9.07
                                  ============   ============    ============

Select: Net Assets..............  $  1,108,331   $  1,030,991    $  1,131,290
  Shares issued and outstanding.       163,084        124,999         124,999
  Net asset value per share.....  $       6.80   $       8.25    $       9.05
                                  ============   ============    ============



/(a) /Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.
See accompanying notes.

                      STATEMENTS OF ASSETS AND LIABILITIES
                         PRINCIPAL INVESTORS FUND, INC.
                                OCTOBER 31, 2002
 -------------------------------------------------------------------------------

                                                    MIDCAP
                                     MIDCAP      S&P 400 INDEX      MIDCAP
                                   GROWTH FUND       FUND         VALUE FUND
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
INVESTMENT IN SECURITIES--AT
 COST ..........................  $  6,237,323   $ 20,095,145    $ 25,284,377
                                  ============   ============    ============
ASSETS
Investment in securities--at
 value..........................  $  5,881,976   $ 17,353,409    $ 24,081,631
Cash............................        10,014         10,053          10,138
Receivables:
 Capital Shares sold............         7,904         18,947          95,208
 Dividends and interest.........         1,073         12,600          19,179
 Investment securities sold.....        54,483             --         166,009
                                  ------------   ------------    ------------
                    Total Assets     5,955,450     17,395,009      24,372,165
LIABILITIES
Accrued expenses................        12,778         11,278          22,187
Payables:
 Investment securities purchased        58,460             --         117,899
 Variation margin on futures
  contracts.....................            --            800              --
                                  ------------   ------------    ------------
               Total Liabilities        71,238         12,078         140,086
                                  ------------   ------------    ------------
NET ASSETS APPLICABLE TO
 OUTSTANDING SHARES.............  $  5,884,212   $ 17,382,931    $ 24,232,079
                                  ============   ============    ============

NET ASSETS CONSIST OF:
Capital Shares and additional
 paid-in-capital................  $ 10,760,866   $ 20,097,140    $ 26,464,125
Accumulated undistributed
 (overdistributed) net
 investment income (operating
 loss)..........................            --         49,035          37,296
Accumulated undistributed
 (overdistributed) net realized
 gain (loss)....................    (4,521,307)       (26,108)     (1,066,596)
Net unrealized appreciation
 (depreciation) of investments..      (355,347)    (2,737,136)     (1,202,746)
                                  ------------   ------------    ------------
                Total Net Assets  $  5,884,212   $ 17,382,931    $ 24,232,079
                                  ============   ============    ============
CAPITAL STOCK (PAR VALUE: $.01 A
 SHARE):
Shares authorized...............   145,000,000    145,000,000     145,000,000
NET ASSET VALUE PER SHARE:
Advisors Preferred: Net Assets..  $    430,725   $  1,394,257    $  1,222,602
  Shares issued and outstanding.       103,726        162,727         125,614
  Net asset value per share.....  $       4.15   $       8.57    $       9.73
                                  ============   ============    ============

Advisors Select: Net Assets.....  $    449,756   $  1,347,718    $    704,426
  Shares issued and outstanding.       108,629        157,298          72,466
  Net asset value per share.....  $       4.14   $       8.57    $       9.72
                                  ============   ============    ============

Class J: Net Assets.............  $  4,128,164   $  6,372,662    $ 20,878,873
  Shares issued and outstanding.     1,048,685        756,934       2,155,992
  Net asset value per share
 /(a)/ .........................  $       3.94   $       8.42    $       9.68
                                  ============   ============    ============

Institutional: Net Assets.......  $      4,986   $      8,415    $      9,236
  Shares issued and outstanding.         1,247            992             949
  Net asset value per share.....  $       4.00   $       8.48    $       9.73
                                  ============   ============    ============

Preferred: Net Assets...........  $    438,126   $  7,172,534    $    709,454
  Shares issued and outstanding.       104,934        834,237          72,647
  Net asset value per share.....  $       4.18   $       8.60    $       9.77
                                  ============   ============    ============

Select: Net Assets..............  $    432,455   $  1,087,345    $    707,488
  Shares issued and outstanding.       103,663        126,603          72,523
  Net asset value per share.....  $       4.17   $       8.59    $       9.76
                                  ============   ============    ============



/(a) /Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.
See accompanying notes.

                      STATEMENTS OF ASSETS AND LIABILITIES
                         PRINCIPAL INVESTORS FUND, INC.
                                OCTOBER 31, 2002
 -------------------------------------------------------------------------------

                                      MONEY        PARTNERS        PARTNERS
                                      MARKET       LARGECAP        LARGECAP
                                       FUND       BLEND FUND     BLEND FUND I
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
INVESTMENT IN SECURITIES--AT COST  $ 43,633,337  $151,269,885    $ 15,392,146
                                   ============  ============    ============
ASSETS
Investment in securities--at
 value...........................  $ 43,633,337  $144,550,542    $ 13,028,288
Cash.............................         3,817     4,667,104          10,047
Receivables:
 Capital Shares sold.............            --       147,525          23,450
 Dividends and interest..........        37,642       237,847          13,675
 Investment securities sold......            --     1,353,902              --
                                   ------------  ------------    ------------
                     Total Assets    43,674,796   150,956,920      13,075,460
LIABILITIES
Accrued expenses.................        19,189        27,813          10,249
Payables:
 Capital Shares reacquired.......       744,628            --              --
 Dividends payable...............         1,153            --              --
 Variation margin on futures
  contracts......................            --            --           3,440
                                   ------------  ------------    ------------
                Total Liabilities       764,970        27,813          13,689
                                   ------------  ------------    ------------
NET ASSETS APPLICABLE TO
 OUTSTANDING SHARES..............  $ 42,909,826  $150,929,107    $ 13,061,771
                                   ============  ============    ============

NET ASSETS CONSIST OF:
Capital Shares and additional
 paid-in-capital.................  $ 42,909,826  $164,328,818    $ 17,505,122
Accumulated undistributed
 (overdistributed) net investment
 income (operating loss).........            --       730,071          26,110
Accumulated undistributed
 (overdistributed) net realized
 gain (loss).....................            --    (7,410,439)     (2,122,595)
Net unrealized appreciation
 (depreciation) of investments...            --    (6,719,343)     (2,346,866)
                                   ------------  ------------    ------------
                 Total Net Assets  $ 42,909,826  $150,929,107    $ 13,061,771
                                   ============  ============    ============
CAPITAL STOCK (PAR VALUE: $.01 A
 SHARE):
Shares authorized................   600,000,000   125,000,000     145,000,000
NET ASSET VALUE PER SHARE:
Advisors Preferred: Net Assets...  $  2,070,091  $  1,074,886    $  1,284,841
  Shares issued and outstanding..     2,070,091       131,970         211,872
  Net asset value per share......  $      1.000  $       8.14    $       6.06
                                   ============  ============    ============

Advisors Select: Net Assets......  $    563,680  $  1,385,148    $    756,965
  Shares issued and outstanding..       563,680       170,668         125,125
  Net asset value per share......  $      1.000  $       8.12    $       6.05
                                   ============  ============    ============

Class J: Net Assets..............  $ 36,794,612  $  5,315,396    $  8,756,513
  Shares issued and outstanding..    36,794,612       660,250       1,459,793
  Net asset value per share /(a)/  $      1.000  $       8.05    $       6.00
                                   ============  ============    ============

Institutional: Net Assets........  $  1,522,504  $138,527,220    $      6,710
  Shares issued and outstanding..     1,522,504    16,945,292           1,112
  Net asset value per share......  $      1.000  $       8.17    $       6.03
                                   ============  ============    ============

Preferred: Net Assets............  $  1,948,939  $  3,811,000    $  1,497,710
  Shares issued and outstanding..     1,948,939       467,540         246,432
  Net asset value per share......  $      1.000  $       8.15    $       6.08
                                   ============  ============    ============

Select: Net Assets...............  $     10,000  $    815,457    $    759,032
  Shares issued and outstanding..        10,000       100,087         124,999
  Net asset value per share......  $      1.000  $       8.15    $       6.07
                                   ============  ============    ============



/(a) /Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.
See accompanying notes.

                      STATEMENTS OF ASSETS AND LIABILITIES
                         PRINCIPAL INVESTORS FUND, INC.
                                OCTOBER 31, 2002
 -------------------------------------------------------------------------------

                                PARTNERS         PARTNERS          PARTNERS
                             LARGECAP GROWTH  LARGECAP GROWTH   LARGECAP VALUE
                                 FUND I           FUND II            FUND
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
INVESTMENT IN
 SECURITIES--AT COST.......   $305,848,506     $  8,406,771     $516,436,808
                              ============     ============     ============
ASSETS
Investment in
 securities--at value......   $301,240,090     $  8,304,324     $439,951,937
Cash.......................     20,757,494           93,698       24,687,387
Receivables:
 Capital Shares sold.......        580,385            7,952          178,779
 Dividends and interest....        218,789            4,644          777,419
 Investment securities sold      2,301,372           91,321               --
                              ------------     ------------     ------------
               Total Assets    325,098,130        8,501,939      465,595,522
LIABILITIES
Accrued expenses...........         55,855            8,311           80,160
Payables:
 Foreign currency contracts             --            2,044               --
 Investment securities
  purchased................      9,132,920          118,633               --
                              ------------     ------------     ------------
          Total Liabilities      9,188,775          128,988           80,160
                              ------------     ------------     ------------
NET ASSETS APPLICABLE TO
 OUTSTANDING SHARES........   $315,909,355     $  8,372,951     $465,515,362
                              ============     ============     ============

NET ASSETS CONSIST OF:
Capital Shares and
 additional paid-in-capital   $371,812,771     $ 11,127,144     $545,752,155
Accumulated undistributed
 (overdistributed) net
 investment income
 (operating loss)..........        334,094            2,044        3,975,344
Accumulated undistributed
 (overdistributed) net
 realized gain (loss)......    (51,629,094)      (2,651,746)      (7,727,266)
Net unrealized appreciation
 (depreciation) of
 investments...............     (4,608,416)        (102,447)     (76,484,871)
Net unrealized appreciation
 (depreciation) on
 translation of assets and
 liabilities in foreign
 currencies................             --           (2,044)              --
                              ------------     ------------     ------------
           Total Net Assets   $315,909,355     $  8,372,951     $465,515,362
                              ============     ============     ============
CAPITAL STOCK (PAR VALUE:
 $.01 A SHARE):
Shares authorized..........    125,000,000      125,000,000      125,000,000
NET ASSET VALUE PER SHARE:
Advisors Preferred: Net
 Assets....................   $  4,902,595     $    612,819     $  2,796,700
  Shares issued and
 outstanding...............        802,403          100,102          292,315
  Net asset value per share   $       6.11     $       6.12     $       9.57
                              ============     ============     ============

Advisors Select: Net Assets   $  1,858,336     $    610,958     $  4,012,891
  Shares issued and
 outstanding...............        310,439          100,205          429,999
  Net asset value per share   $       5.99     $       6.10     $       9.33
                              ============     ============     ============

Class J: Net Assets........   $  4,305,788     $  2,425,109     $  5,815,992
  Shares issued and
 outstanding...............        731,532          404,934          623,373
  Net asset value per share
 /(a)/ ....................   $       5.89     $       5.99     $       9.33
                              ============     ============     ============

Institutional: Net Assets..   $289,691,413     $  3,266,261     $441,889,646
  Shares issued and
 outstanding...............     47,546,150          528,087       47,044,124
  Net asset value per share   $       6.09     $       6.19     $       9.39
                              ============     ============     ============

Preferred: Net Assets......   $ 14,372,835     $    842,972     $ 10,021,012
  Shares issued and
 outstanding...............      2,372,926          136,964        1,066,258
  Net asset value per share   $       6.06     $       6.15     $       9.40
                              ============     ============     ============

Select: Net Assets.........   $    778,388     $    614,832     $    979,121
  Shares issued and
 outstanding...............        128,956          100,102          104,411
  Net asset value per share   $       6.04     $       6.14     $       9.38
                              ============     ============     ============



/(a) /Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.
See accompanying notes.

                      STATEMENTS OF ASSETS AND LIABILITIES
                         PRINCIPAL INVESTORS FUND, INC.
                                OCTOBER 31, 2002
 -------------------------------------------------------------------------------

                                    PARTNERS       PARTNERS        PARTNERS
                                  MIDCAP BLEND   MIDCAP GROWTH   MIDCAP VALUE
                                      FUND           FUND            FUND
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
INVESTMENT IN SECURITIES--AT
 COST ..........................  $ 12,042,693   $  5,847,631    $ 29,484,545
                                  ============   ============    ============
ASSETS
Investment in securities--at
 value..........................  $ 10,628,654   $  6,180,233    $ 27,791,304
Cash............................       327,537        300,899       2,800,476
Receivables:
 Capital Shares sold............         6,172          2,254         194,350
 Dividends and interest.........         3,903            334          11,568
 Investment securities sold.....       249,338         77,551          97,212
                                  ------------   ------------    ------------
                    Total Assets    11,215,604      6,561,271      30,894,910
LIABILITIES
Accrued expenses................         8,214          9,288          13,648
Payables:
 Investment securities purchased        91,918        136,925          55,116
                                  ------------   ------------    ------------
               Total Liabilities       100,132        146,213          68,764
                                  ------------   ------------    ------------
NET ASSETS APPLICABLE TO
 OUTSTANDING SHARES.............  $ 11,115,472   $  6,415,058    $ 30,826,146
                                  ============   ============    ============

NET ASSETS CONSIST OF:
Capital Shares and additional
 paid-in-capital................  $ 14,058,392   $  9,606,867    $ 33,497,591
Accumulated undistributed
 (overdistributed) net realized
 gain (loss)....................    (1,528,881)    (3,524,411)       (978,204)
Net unrealized appreciation
 (depreciation) of investments..    (1,414,039)       332,602      (1,693,241)
                                  ------------   ------------    ------------
                Total Net Assets  $ 11,115,472   $  6,415,058    $ 30,826,146
                                  ============   ============    ============
CAPITAL STOCK (PAR VALUE: $.01 A
 SHARE):
Shares authorized...............   125,000,000    145,000,000     125,000,000
NET ASSET VALUE PER SHARE:
Advisors Preferred: Net Assets..  $    573,482   $  1,295,828    $  1,449,221
  Shares issued and outstanding.        83,500        244,295         154,315
  Net asset value per share.....  $       6.87   $       5.30    $       9.39
                                  ============   ============    ============

Advisors Select: Net Assets.....  $    571,774   $    652,772    $  1,176,777
  Shares issued and outstanding.        83,500        125,296         127,319
  Net asset value per share.....  $       6.85   $       5.21    $       9.24
                                  ============   ============    ============

Class J: Net Assets.............  $  2,934,970   $  2,648,311    $  4,572,546
  Shares issued and outstanding.       429,376        526,900         496,543
  Net asset value per share
 /(a)/ .........................  $       6.84   $       5.03    $       9.21
                                  ============   ============    ============

Institutional: Net Assets.......  $  5,784,939   $      5,992    $ 21,210,034
  Shares issued and outstanding.       834,596          1,175       2,270,007
  Net asset value per share.....  $       6.93   $       5.10    $       9.34
                                  ============   ============    ============

Preferred: Net Assets...........  $    674,976   $  1,155,468    $  1,485,876
  Shares issued and outstanding.        97,756        219,744         159,311
  Net asset value per share.....  $       6.90   $       5.26    $       9.33
                                  ============   ============    ============

Select: Net Assets..............  $    575,331   $    656,687    $    931,692
  Shares issued and outstanding.        83,500        125,125         100,087
  Net asset value per share.....  $       6.89   $       5.25    $       9.31
                                  ============   ============    ============



/(a) /Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.
See accompanying notes.

                      STATEMENTS OF ASSETS AND LIABILITIES
                         PRINCIPAL INVESTORS FUND, INC.
                                OCTOBER 31, 2002
 -------------------------------------------------------------------------------

                                PARTNERS         PARTNERS          PARTNERS
                             SMALLCAP GROWTH  SMALLCAP GROWTH   SMALLCAP VALUE
                                 FUND I           FUND II            FUND
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
INVESTMENT IN
 SECURITIES--AT COST.......   $ 95,800,963     $ 10,989,444     $176,621,327
                              ============     ============     ============
ASSETS
Investment in
 securities--at value......   $ 85,904,492     $ 10,577,118     $143,130,083
Cash.......................     14,135,803          883,831        3,998,569
Receivables:
 Capital Shares sold.......         21,279               --           91,867
 Dividends and interest....          9,951            3,699           63,546
 Investment securities sold      1,431,535              375               --
                              ------------     ------------     ------------
               Total Assets    101,503,060       11,465,023      147,284,065
LIABILITIES
Accrued expenses...........         25,073            7,867           37,037
Payables:
 Capital Shares reacquired.             --           31,919               --
 Investment securities
  purchased................      5,010,147               --           67,710
                              ------------     ------------     ------------
          Total Liabilities      5,035,220           39,786          104,747
                              ------------     ------------     ------------
NET ASSETS APPLICABLE TO
 OUTSTANDING SHARES........   $ 96,467,840     $ 11,425,237     $147,179,318
                              ============     ============     ============

NET ASSETS CONSIST OF:
Capital Shares and
 additional paid-in-capital   $135,258,389     $ 13,619,779     $179,869,222
Accumulated undistributed
 (overdistributed) net
 realized gain (loss)......    (28,894,078)      (1,782,216)         801,340
Net unrealized appreciation
 (depreciation) of
 investments...............     (9,896,471)        (412,326)     (33,491,244)
                              ------------     ------------     ------------
           Total Net Assets   $ 96,467,840     $ 11,425,237     $147,179,318
                              ============     ============     ============
CAPITAL STOCK (PAR VALUE:
 $.01 A SHARE):
Shares authorized..........    125,000,000      125,000,000      145,000,000
NET ASSET VALUE PER SHARE:
Advisors Preferred: Net
 Assets....................   $  1,091,891     $  1,419,254     $    984,682
  Shares issued and
 outstanding...............        215,090          250,058          103,563
  Net asset value per share   $       5.08     $       5.68     $       9.51
                              ============     ============     ============

Advisors Select: Net Assets   $    788,563     $    567,060     $  1,398,306
  Shares issued and
 outstanding...............        155,842          100,212          147,503
  Net asset value per share   $       5.06     $       5.66     $       9.48
                              ============     ============     ============

Class J: Net Assets........   $  1,386,389     $  1,099,424     $  4,867,132
  Shares issued and
 outstanding...............        281,761          201,094          514,698
  Net asset value per share
 /(a)/ ....................   $       4.92     $       5.47     $       9.46
                              ============     ============     ============

Institutional: Net Assets..   $ 91,759,637     $  7,077,231     $133,399,674
  Shares issued and
 outstanding...............     17,913,677        1,236,420       13,901,519
  Net asset value per share   $       5.12     $       5.72     $       9.60
                              ============     ============     ============

Preferred: Net Assets......   $    931,054     $    691,584     $  5,733,082
  Shares issued and
 outstanding...............        181,462          121,078          599,443
  Net asset value per share   $       5.13     $       5.71     $       9.56
                              ============     ============     ============

Select: Net Assets.........   $    510,306     $    570,684     $    796,442
  Shares issued and
 outstanding...............        100,102          100,106           83,500
  Net asset value per share   $       5.10     $       5.70     $       9.54
                              ============     ============     ============



/(a) /Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.
See accompanying notes.

                      STATEMENTS OF ASSETS AND LIABILITIES
                         PRINCIPAL INVESTORS FUND, INC.
                                OCTOBER 31, 2002
 -------------------------------------------------------------------------------

                                    PREFERRED      PRINCIPAL       PRINCIPAL
                                   SECURITIES      LIFETIME        LIFETIME
                                      FUND         2010 FUND       2020 FUND
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
INVESTMENT IN SECURITIES--AT
 COST ..........................  $ 12,125,557   $ 45,052,279    $ 56,935,250
                                  ============   ============    ============
ASSETS
Investment in securities--at
 value..........................  $ 12,133,922   $ 43,079,019    $ 53,545,860
Cash............................       667,678         52,998          95,400
Receivables:
 Capital Shares sold............        16,591             --              --
 Dividends and interest.........        32,591             --              --
                                  ------------   ------------    ------------
                    Total Assets    12,850,782     43,132,017      53,641,260
LIABILITIES
Accrued expenses................         1,817          7,066           8,948
Payables:
 Capital Shares reacquired......            --         49,804           5,693
                                  ------------   ------------    ------------
               Total Liabilities         1,817         56,870          14,641
                                  ------------   ------------    ------------
NET ASSETS APPLICABLE TO
 OUTSTANDING SHARES.............  $ 12,848,965   $ 43,075,147    $ 53,626,619
                                  ============   ============    ============

NET ASSETS CONSIST OF:
Capital Shares and additional
 paid-in-capital................  $ 12,668,261   $ 44,624,658    $ 56,571,704
Accumulated undistributed
 (overdistributed) net
 investment income (operating
 loss)..........................       297,612        511,476         500,804
Accumulated undistributed
 (overdistributed) net realized
 gain (loss)....................      (125,273)       (87,727)        (56,499)
Net unrealized appreciation
 (depreciation) of investments..         8,365     (1,973,260)     (3,389,390)
                                  ------------   ------------    ------------
                Total Net Assets  $ 12,848,965   $ 43,075,147    $ 53,626,619
                                  ============   ============    ============
CAPITAL STOCK (PAR VALUE: $.01 A
 SHARE):
Shares authorized...............   100,000,000    145,000,000     145,000,000
NET ASSET VALUE PER SHARE:
Advisors Preferred: Net Assets..            NA   $  2,462,059    $  1,916,965
  Shares issued and outstanding.                      262,925         210,402
  Net asset value per share.....                 $       9.36    $       9.11
                                                 ============    ============

Advisors Select: Net Assets.....            NA   $     11,469    $     68,998
  Shares issued and outstanding.                        1,226           7,581
  Net asset value per share.....                 $       9.35    $       9.10
                                                 ============    ============

Class J: Net Assets.............            NA   $  5,070,590    $  8,645,204
  Shares issued and outstanding.                      541,822         949,437
  Net asset value per share
 /(a)/ .........................                 $       9.36    $       9.11
                                                 ============    ============

Institutional: Net Assets.......  $ 12,848,965   $ 35,187,997    $ 42,265,170
  Shares issued and outstanding.     1,247,529      3,743,226       4,624,082
  Net asset value per share.....  $      10.30   $       9.40    $       9.14
                                  ============   ============    ============

Preferred: Net Assets...........            NA   $    333,660    $    721,161
  Shares issued and outstanding.                       35,580          79,030
  Net asset value per share.....                 $       9.38    $       9.13
                                                 ============    ============

Select: Net Assets..............            NA   $      9,372    $      9,121
  Shares issued and outstanding.                        1,000           1,000
  Net asset value per share.....                 $       9.37    $       9.12
                                                 ============    ============



/(a) /Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.
See accompanying notes.

                      STATEMENTS OF ASSETS AND LIABILITIES
                         PRINCIPAL INVESTORS FUND, INC.
                                OCTOBER 31, 2002
 -------------------------------------------------------------------------------




                                    PRINCIPAL      PRINCIPAL       PRINCIPAL
                                    LIFETIME       LIFETIME        LIFETIME
                                    2030 FUND      2040 FUND       2050 FUND
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
INVESTMENT IN SECURITIES--AT
 COST ..........................  $ 43,731,321   $ 20,473,199    $  7,867,045
                                  ============   ============    ============
ASSETS
Investment in securities--at
 value..........................  $ 40,755,596   $ 18,860,323    $  6,875,620
Cash............................        83,598         42,117           3,904
Receivables:
 Capital Shares sold............       173,595         40,242          11,210
                                  ------------   ------------    ------------
                    Total Assets    41,012,789     18,942,682       6,890,734
LIABILITIES
Accrued expenses................         8,900          6,920           5,020
                                  ------------   ------------    ------------
               Total Liabilities         8,900          6,920           5,020
                                  ------------   ------------    ------------
NET ASSETS APPLICABLE TO
 OUTSTANDING SHARES.............  $ 41,003,889   $ 18,935,762    $  6,885,714
                                  ============   ============    ============

NET ASSETS CONSIST OF:
Capital Shares and additional
 paid-in-capital................  $ 43,904,653   $ 20,596,029    $  7,892,929
Accumulated undistributed
 (overdistributed) net
 investment income (operating
 loss)..........................       284,239         88,770          19,880
Accumulated undistributed
 (overdistributed) net realized
 gain (loss)....................      (209,278)      (136,161)        (35,670)
Net unrealized appreciation
 (depreciation) of investments..    (2,975,725)    (1,612,876)       (991,425)
                                  ------------   ------------    ------------
                Total Net Assets  $ 41,003,889   $ 18,935,762    $  6,885,714
                                  ============   ============    ============
CAPITAL STOCK (PAR VALUE: $.01 A
 SHARE):
Shares authorized...............   145,000,000    145,000,000     145,000,000
NET ASSET VALUE PER SHARE:
Advisors Preferred: Net Assets..  $    645,865   $     48,798    $      8,205
  Shares issued and outstanding.        73,873          5,642           1,009
  Net asset value per share.....  $       8.74   $       8.65    $       8.13
                                  ============   ============    ============

Advisors Select: Net Assets.....  $     12,582   $     62,657    $     15,146
  Shares issued and outstanding.         1,442          7,253           1,866
  Net asset value per share.....  $       8.73   $       8.64    $       8.12
                                  ============   ============    ============

Class J: Net Assets.............  $  7,610,667   $  3,304,162    $    776,282
  Shares issued and outstanding.       870,710        381,633          95,191
  Net asset value per share
 /(a)/ .........................  $       8.74   $       8.66    $       8.15
                                  ============   ============    ============

Institutional: Net Assets.......  $ 31,841,183   $ 15,314,182    $  6,044,987
  Shares issued and outstanding.     3,629,869      1,763,899         742,307
  Net asset value per share.....  $       8.77   $       8.68    $       8.14
                                  ============   ============    ============

Preferred: Net Assets...........  $    884,843   $    197,312    $     32,960
  Shares issued and outstanding.       101,078         22,758           4,048
  Net asset value per share.....  $       8.75   $       8.67    $       8.14
                                  ============   ============    ============

Select: Net Assets..............  $      8,749   $      8,651    $      8,134
  Shares issued and outstanding.         1,000          1,000           1,000
  Net asset value per share.....  $       8.75   $       8.65    $       8.13
                                  ============   ============    ============



/(a) /Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.
See accompanying notes.

                      STATEMENTS OF ASSETS AND LIABILITIES
                         PRINCIPAL INVESTORS FUND, INC.
                                OCTOBER 31, 2002
 -------------------------------------------------------------------------------

                                 PRINCIPAL
                             LIFETIME STRATEGIC   REAL ESTATE      SMALLCAP
                                INCOME FUND          FUND         BLEND FUND
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
INVESTMENT IN
 SECURITIES--AT COST.......    $ 18,902,753      $ 31,828,328    $ 24,728,650
                               ============      ============    ============
ASSETS
Investment in
 securities--at value......    $ 18,525,733      $ 31,258,986    $ 22,953,775
Cash.......................          38,469            10,087           9,583
Receivables:
 Capital Shares sold.......          44,178           145,889         283,349
 Dividends and interest....              --            19,134          19,936
                               ------------      ------------    ------------
               Total Assets      18,608,380        31,434,096      23,266,643
LIABILITIES
Accrued expenses...........           5,129            19,414          18,060
Payables:
 Capital Shares reacquired.              --                --         225,532
 Investment securities
  purchased................              --           242,985              --
 Variation margin on
  futures contracts........              --                --           7,600
                               ------------      ------------    ------------
          Total Liabilities           5,129           262,399         251,192
                               ------------      ------------    ------------
NET ASSETS APPLICABLE TO
 OUTSTANDING SHARES........    $ 18,603,251      $ 31,171,697    $ 23,015,451
                               ============      ============    ============

NET ASSETS CONSIST OF:
Capital Shares and
 additional paid-in-capital    $ 18,851,451      $ 31,497,575    $ 26,302,630
Accumulated undistributed
 (overdistributed) net
 investment income
 (operating loss)..........         173,880           532,062              --
Accumulated undistributed
 (overdistributed) net
 realized gain (loss)......         (45,060)         (288,598)     (1,542,911)
Net unrealized appreciation
 (depreciation) of
 investments...............        (377,020)         (569,342)     (1,744,268)
                               ------------      ------------    ------------
           Total Net Assets    $ 18,603,251      $ 31,171,697    $ 23,015,451
                               ============      ============    ============
CAPITAL STOCK (PAR VALUE:
 $.01 A SHARE):
Shares authorized..........     145,000,000       145,000,000     145,000,000
NET ASSET VALUE PER SHARE:
Advisors Preferred: Net
 Assets....................    $    767,028      $  3,824,798    $    906,343
  Shares issued and
 outstanding...............          79,270           344,966          93,466
  Net asset value per share    $       9.68      $      11.09    $       9.70
                               ============      ============    ============

Advisors Select: Net Assets    $     14,751      $  1,000,652    $     49,326
  Shares issued and
 outstanding...............           1,526            90,957           5,092
  Net asset value per share    $       9.67      $      11.00    $       9.69
                               ============      ============    ============

Class J: Net Assets........    $    753,912      $ 20,109,695    $ 17,167,442
  Shares issued and
 outstanding...............          77,874         1,816,936       1,804,408
  Net asset value per share
 /(a)/ ....................    $       9.68      $      11.07    $       9.51
                               ============      ============    ============

Institutional: Net Assets..    $ 16,909,311      $     11,233    $  4,680,837
  Shares issued and
 outstanding...............       1,740,499             1,006         487,419
  Net asset value per share    $       9.72      $      11.17    $       9.60
                               ============      ============    ============

Preferred: Net Assets......    $    148,560      $  5,375,231    $    201,502
  Shares issued and
 outstanding...............          15,310           487,121          20,688
  Net asset value per share    $       9.70      $      11.03    $       9.74
                               ============      ============    ============

Select: Net Assets.........    $      9,689      $    850,088    $     10,001
  Shares issued and
 outstanding...............           1,000            76,976           1,032
  Net asset value per share    $       9.69      $      11.04    $       9.69
                               ============      ============    ============



/(a) /Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.
See accompanying notes.

                      STATEMENTS OF ASSETS AND LIABILITIES
                         PRINCIPAL INVESTORS FUND, INC.
                                OCTOBER 31, 2002
 -------------------------------------------------------------------------------

                                                   SMALLCAP
                                    SMALLCAP        S&P 600        SMALLCAP
                                   GROWTH FUND    INDEX FUND      VALUE FUND
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
INVESTMENT IN SECURITIES--AT
 COST ..........................  $ 12,546,336   $ 18,776,529    $ 19,200,239
                                  ============   ============    ============
ASSETS
Investment in securities--at
 value..........................  $ 11,418,726   $ 16,616,466    $ 18,296,634
Cash............................        63,101         10,036          10,043
Receivables:
 Capital Shares sold............        13,122         32,454          76,133
 Dividends and interest.........         1,720          7,229          10,197
 Investment securities sold.....       477,329          1,234         462,627
                                  ------------   ------------    ------------
                    Total Assets    11,973,998     16,667,419      18,855,634
LIABILITIES
Accrued expenses................        11,244         11,820           9,767
Payables:
 Investment securities purchased       594,580          6,293         283,676
 Variation margin on futures
  contracts.....................            --          2,850              --
                                  ------------   ------------    ------------
               Total Liabilities       605,824         20,963         293,443
                                  ------------   ------------    ------------
NET ASSETS APPLICABLE TO
 OUTSTANDING SHARES.............  $ 11,368,174   $ 16,646,456    $ 18,562,191
                                  ============   ============    ============

NET ASSETS CONSIST OF:
Capital Shares and additional
 paid-in-capital................  $ 17,420,134   $ 19,307,419    $ 19,487,816
Accumulated undistributed
 (overdistributed) net
 investment income (operating
 loss)..........................            --          9,589          61,020
Accumulated undistributed
 (overdistributed) net realized
 gain (loss)....................    (4,924,350)      (521,889)        (83,040)
Net unrealized appreciation
 (depreciation) of investments..    (1,127,610)    (2,148,663)       (903,605)
                                  ------------   ------------    ------------
                Total Net Assets  $ 11,368,174   $ 16,646,456    $ 18,562,191
                                  ============   ============    ============
CAPITAL STOCK (PAR VALUE: $.01 A
 SHARE):
Shares authorized...............   145,000,000    145,000,000     145,000,000
NET ASSET VALUE PER SHARE:
Advisors Preferred: Net Assets..  $    630,362   $    676,213    $  1,145,066
  Shares issued and outstanding.       125,235         69,355         108,414
  Net asset value per share.....  $       5.03   $       9.75    $      10.56
                                  ============   ============    ============

Advisors Select: Net Assets.....  $    646,247   $  1,343,787    $    890,817
  Shares issued and outstanding.       128,510        138,362          84,472
  Net asset value per share.....  $       5.03   $       9.71    $      10.55
                                  ============   ============    ============

Class J: Net Assets.............  $  4,448,794   $  7,197,065    $  4,953,270
  Shares issued and outstanding.       919,035        757,498         475,436
  Net asset value per share
 /(a)/ .........................  $       4.84   $       9.50    $      10.42
                                  ============   ============    ============

Institutional: Net Assets.......  $  4,344,262   $      8,808    $  9,641,192
  Shares issued and outstanding.       884,065            918         919,537
  Net asset value per share.....  $       4.91   $       9.59    $      10.48
                                  ============   ============    ============

Preferred: Net Assets...........  $    666,021   $  6,850,272    $  1,055,651
  Shares issued and outstanding.       131,589        701,386          99,774
  Net asset value per share.....  $       5.06   $       9.77    $      10.58
                                  ============   ============    ============

Select: Net Assets..............  $    632,488   $    570,311    $    876,195
  Shares issued and outstanding.       124,999         58,405          82,863
  Net asset value per share.....  $       5.06   $       9.76    $      10.57
                                  ============   ============    ============



/(a) /Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.
See accompanying notes.

                      STATEMENTS OF ASSETS AND LIABILITIES
                         PRINCIPAL INVESTORS FUND, INC.
                                OCTOBER 31, 2002
 -------------------------------------------------------------------------------

                                                                  TECHNOLOGY
                                                                     FUND
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
INVESTMENT IN SECURITIES--AT COST ............................   $ 10,348,374
                                                                 ============
FOREIGN CURRENCY--AT COST ....................................   $     66,982
                                                                 ============
ASSETS
Investment in securities--at value............................   $  8,640,288
Foreign currency--at value....................................         68,196
Cash..........................................................        251,948
Receivables:
 Capital Shares sold..........................................         19,574
 Dividends and interest.......................................          4,412
                                                                 ------------
                                                  Total Assets      8,984,418
LIABILITIES
Accrued expenses..............................................          8,745
Payables:
 Foreign currency contracts...................................          1,380
                                                                 ------------
                                             Total Liabilities         10,125
                                                                 ------------
NET ASSETS APPLICABLE TO OUTSTANDING SHARES ..................   $  8,974,293
                                                                 ============

NET ASSETS CONSIST OF:
Capital Shares and additional paid-in-capital.................   $ 15,094,732
Accumulated undistributed (overdistributed) net investment
 income (operating loss)......................................          1,380
Accumulated undistributed (overdistributed) net realized gain
 (loss).......................................................     (4,412,761)
Net unrealized appreciation (depreciation) of investments.....     (1,708,086)
Net unrealized appreciation (depreciation) on translation of
 assets and liabilities in foreign currencies.................           (972)
                                                                 ------------
                                              Total Net Assets   $  8,974,293
                                                                 ============
CAPITAL STOCK (PAR VALUE: $.01 A SHARE):
Shares authorized.............................................    125,000,000
NET ASSET VALUE PER SHARE:
Advisors Preferred: Net Assets................................   $    357,490
  Shares issued and outstanding...............................        100,116
  Net asset value per share...................................   $       3.57
                                                                 ============

Advisors Select: Net Assets...................................   $    449,992
  Shares issued and outstanding...............................        126,214
  Net asset value per share...................................   $       3.57
                                                                 ============

Class J: Net Assets...........................................   $  2,078,922
  Shares issued and outstanding...............................        593,258
  Net asset value per share /(a)/ ............................   $       3.50
                                                                 ============

Institutional: Net Assets.....................................   $  4,868,151
  Shares issued and outstanding...............................      1,346,678
  Net asset value per share...................................   $       3.61
                                                                 ============

Preferred: Net Assets.........................................   $    856,284
  Shares issued and outstanding...............................        238,013
  Net asset value per share...................................   $       3.60
                                                                 ============

Select: Net Assets............................................   $    363,454
  Shares issued and outstanding...............................        101,451
  Net asset value per share...................................   $       3.58
                                                                 ============



/(a) /Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.
See accompanying notes.

                            STATEMENTS OF OPERATIONS
                         PRINCIPAL INVESTORS FUND, INC.
                          YEAR ENDED OCTOBER 31, 2002
 -------------------------------------------------------------------------------

                                                BOND & MORTGAGE     CAPITAL
                                    BALANCED      SECURITIES      PRESERVATION
                                      FUND           FUND             FUND
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
NET INVESTMENT INCOME (OPERATING
 LOSS)
Income:
 Dividends......................  $   131,679     $       --       $      --
 Interest.......................      334,477      3,063,985         727,927
 Crediting rate interest........           --             --         (28,249)
                                  -----------     ----------       ---------
                    Total Income      466,156      3,063,985         699,678
Expenses:
 Management and investment
  advisory fees.................       77,240        317,776          75,123
 Distribution fees..............       60,247        146,577          41,582
 Administrative service fees....        7,223         11,396           8,677
 Registration fees - Class J....           --             --           4,429
 Service fees...................       10,983         18,854          13,399
 Shareholder reports - Class J..           --             --             913
 Transfer and administrative
  fees - Class J................       44,939        121,554          23,547
 Wrapper fees...................           --             --          14,389
 Other expenses - Class J.......           43             16             277
                                  -----------     ----------       ---------
            Total Gross Expenses      200,675        616,173         182,336
 Less: Fees paid indirectly.....        1,465             --              --
                                  -----------     ----------       ---------
              Total Net Expenses      199,210        616,173         182,336
                                  -----------     ----------       ---------
Net Investment Income (Operating
                           Loss)      266,946      2,447,812         517,342

NET REALIZED AND UNREALIZED GAIN
 (LOSS) ON INVESTMENTS AND
 FOREIGN CURRENCIES
Net realized gain (loss) from:
 Investment transactions........   (2,268,858)      (394,047)        (36,861)
Change in unrealized
 appreciation/depreciation of:
 Investments....................      (55,449)     1,716,468         268,795
 Wrapper agreements.............           --             --        (231,934)
                                  -----------     ----------       ---------
Net Realized and Unrealized Gain
       (Loss) on Investments and
              Foreign Currencies   (2,324,307)     1,322,421              --
                                  -----------     ----------       ---------
  Net Increase (Decrease) in Net
           Assets Resulting from
                      Operations  $(2,057,361)    $3,770,233       $ 517,342
                                  ===========     ==========       =========



See accompanying notes.

                            STATEMENTS OF OPERATIONS
                         PRINCIPAL INVESTORS FUND, INC.
                          YEAR ENDED OCTOBER 31, 2002
 -------------------------------------------------------------------------------

                                                HIGH QUALITY      HIGH QUALITY
                               GOVERNMENT     INTERMEDIATE-TERM    LONG-TERM
                             SECURITIES FUND      BOND FUND        BOND FUND
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
NET INVESTMENT INCOME
 (OPERATING LOSS)
Income:
 Interest..................    $2,064,893        $  943,266        $795,209
                               ----------        ----------        --------
               Total Income     2,064,893           943,266         795,209
Expenses:
 Management and investment
  advisory fees............       151,592            67,508          54,486
 Distribution fees.........       108,136            41,976          34,342
 Administrative service
  fees.....................         7,750            14,179          12,757
 Service fees..............        13,751            22,193          19,795
 Transfer and
  administrative fees -
  Class J..................        86,836            23,497          15,831
 Other expenses - Class J..             2                 8              10
                               ----------        ----------        --------
             Total Expenses       368,067           169,361         137,221
                               ----------        ----------        --------
      Net Investment Income
           (Operating Loss)     1,696,826           773,905         657,988

NET REALIZED AND UNREALIZED
 GAIN (LOSS) ON INVESTMENTS
 AND FOREIGN CURRENCIES
Net realized gain (loss)
 from:
 Investment transactions...        17,661           (43,043)        (25,271)
Change in unrealized
 appreciation/depreciation
 of:
 Investments...............       769,037           296,594          62,373
                               ----------        ----------        --------
Net Realized and Unrealized
 Gain (Loss) on Investments
                        and
         Foreign Currencies       786,698           253,551          37,102
                               ----------        ----------        --------
 Net Increase (Decrease) in
  Net Assets Resulting from
                 Operations    $2,483,524        $1,027,456        $695,090
                               ==========        ==========        ========



See accompanying notes.

                            STATEMENTS OF OPERATIONS
                         PRINCIPAL INVESTORS FUND, INC.
                          YEAR ENDED OCTOBER 31, 2002
 -------------------------------------------------------------------------------

                                   HIGH QUALITY  INTERNATIONAL
                                    SHORT-TERM     EMERGING      INTERNATIONAL
                                    BOND FUND    MARKETS FUND       FUND I
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
NET INVESTMENT INCOME (OPERATING
 LOSS)
Income:
 Dividends.......................  $       --     $ 172,864      $   433,536
 Withholding tax on foreign
  dividends......................          --       (17,894)         (45,024)
 Interest........................   1,007,730         8,168           22,755
                                   ----------     ---------      -----------
                     Total Income   1,007,730       163,138          411,267
Expenses:
 Management and investment
  advisory fees..................      80,264       106,393          187,347
 Distribution fees...............      41,169        15,278           38,657
 Administrative service fees.....      11,236         6,495            6,015
 Service fees....................      18,561        10,019            9,044
 Transfer and administrative fees
  - Class J......................      25,597         6,017           28,247
 Other expenses - Class J........          17             5               22
                                   ----------     ---------      -----------
             Total Gross Expenses     176,844       144,207          269,332
 Less: Fees paid indirectly......          --            --              101
                                   ----------     ---------      -----------
               Total Net Expenses     176,844       144,207          269,231
                                   ----------     ---------      -----------
 Net Investment Income (Operating
                            Loss)     830,886        18,931          142,036

NET REALIZED AND UNREALIZED GAIN
 (LOSS) ON INVESTMENTS AND
 FOREIGN CURRENCIES
Net realized gain (loss) from:
 Investment transactions.........     (92,218)     (219,864)      (2,876,679)
 Foreign currency transactions...          --       (30,299)          (9,476)
Change in unrealized
 appreciation/depreciation of:
 Investments.....................     302,198       (66,835)      (1,199,133)
 Translation of assets and
  liabilities in foreign
  currencies.....................          --           261            4,434
                                   ----------     ---------      -----------
 Net Realized and Unrealized Gain
        (Loss) on Investments and
               Foreign Currencies     209,980      (316,737)      (4,080,854)
                                   ----------     ---------      -----------
   Net Increase (Decrease) in Net
 Assets Resulting from Operations  $1,040,866     $(297,806)     $(3,938,818)
                                   ==========     =========      ===========



See accompanying notes.

                            STATEMENTS OF OPERATIONS
                         PRINCIPAL INVESTORS FUND, INC.
                          YEAR ENDED OCTOBER 31, 2002
 -------------------------------------------------------------------------------

                                   INTERNATIONAL  INTERNATIONAL     LARGECAP
                                      FUND II     SMALLCAP FUND   GROWTH FUND
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
NET INVESTMENT INCOME (OPERATING
 LOSS)
Income:
 Dividends.......................  $  1,136,157   $   153,593     $   128,766
 Withholding tax on foreign
  dividends......................      (126,222)      (14,795)             --
 Interest........................        14,870         7,549          21,393
                                   ------------   -----------     -----------
                     Total Income     1,024,805       146,347         150,159
Expenses:
 Management and investment
  advisory fees..................       537,533        86,766          94,411
 Distribution fees...............        18,202        17,866          23,958
 Administrative service fees.....         2,834         5,819           4,341
 Service fees....................         4,769         8,948           6,797
 Transfer and administrative fees
  - Class J......................        12,744         9,777          17,023
 Other expenses - Class J........           206            23              --
                                   ------------   -----------     -----------
             Total Gross Expenses       576,288       129,199         146,530
 Less: Fees paid indirectly......         4,206            --              --
                                   ------------   -----------     -----------
               Total Net Expenses       572,082       129,199         146,530
                                   ------------   -----------     -----------
 Net Investment Income (Operating
                            Loss)       452,723        17,148           3,629

NET REALIZED AND UNREALIZED GAIN
 (LOSS) ON INVESTMENTS AND
 FOREIGN CURRENCIES
Net realized gain (loss) from:
 Investment transactions.........    (5,271,475)     (601,206)     (2,721,236)
 Foreign currency transactions...      (666,447)          241              --
 Futures contracts...............        (3,758)           --              --
Change in unrealized
 appreciation/depreciation of:
 Investments.....................    (9,026,971)     (595,516)     (1,055,762)
 Translation of assets and
  liabilities in foreign
  currencies.....................       (21,970)          414              --
                                   ------------   -----------     -----------
 Net Realized and Unrealized Gain
        (Loss) on Investments and
               Foreign Currencies   (14,990,621)   (1,196,067)     (3,776,998)
                                   ------------   -----------     -----------
   Net Increase (Decrease) in Net
 Assets Resulting from Operations  $(14,537,898)  $(1,178,919)    $(3,773,369)
                                   ============   ===========     ===========



See accompanying notes.

                            STATEMENTS OF OPERATIONS
                         PRINCIPAL INVESTORS FUND, INC.
                          YEAR ENDED OCTOBER 31, 2002
 -------------------------------------------------------------------------------

                                      LARGECAP
                                    S&P 500 INDEX    LARGECAP        MIDCAP
                                        FUND        VALUE FUND     BLEND FUND
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
NET INVESTMENT INCOME (OPERATING
 LOSS)
Income:
 Dividends........................  $    960,936   $   413,997    $   177,742
 Interest.........................        59,322        21,191         21,039
                                    ------------   -----------    -----------
                      Total Income     1,020,258       435,188        198,781
Expenses:
 Management and investment
  advisory fees...................        94,342        97,556         82,434
 Distribution fees................       207,479        25,349         46,118
 Administrative service fees......        26,072         9,072          6,661
 Service fees.....................        38,975        14,078         10,197
 Transfer and administrative fees
  - Class J.......................       177,983        11,965         33,594
 Other expenses - Class J.........             7            --             --
                                    ------------   -----------    -----------
              Total Gross Expenses       544,858       158,020        179,004
 Less: Fees paid indirectly.......            --           353            290
                                    ------------   -----------    -----------
                Total Net Expenses       544,858       157,667        178,714
                                    ------------   -----------    -----------
  Net Investment Income (Operating
                             Loss)       475,400       277,521         20,067

NET REALIZED AND UNREALIZED GAIN
 (LOSS) ON INVESTMENTS AND FOREIGN
 CURRENCIES
Net realized gain (loss) from:
 Investment transactions..........    (1,033,723)   (3,039,167)      (742,864)
 Futures contracts................      (739,659)           --             --
 Other investment companies.......         2,624           718         10,346
Change in unrealized
 appreciation/depreciation of:
 Investments......................   (15,724,506)     (611,015)      (440,913)
 Futures contracts................        95,715            --             --
                                    ------------   -----------    -----------
  Net Realized and Unrealized Gain
         (Loss) on Investments and
                Foreign Currencies   (17,399,549)   (3,649,464)    (1,173,431)
                                    ------------   -----------    -----------
    Net Increase (Decrease) in Net
  Assets Resulting from Operations  $(16,924,149)  $(3,371,943)   $(1,153,364)
                                    ============   ===========    ===========



See accompanying notes.

                            STATEMENTS OF OPERATIONS
                         PRINCIPAL INVESTORS FUND, INC.
                          YEAR ENDED OCTOBER 31, 2002
 -------------------------------------------------------------------------------

                                                     MIDCAP
                                       MIDCAP     S&P 400 INDEX      MIDCAP
                                    GROWTH FUND       FUND         VALUE FUND
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
NET INVESTMENT INCOME (OPERATING
 LOSS)
Income:
 Dividends........................  $    19,156   $   145,529     $   281,141
 Interest.........................        4,242        11,065          23,342
                                    -----------   -----------     -----------
                      Total Income       23,398       156,594         304,483
Expenses:
 Management and investment
  advisory fees...................       40,851        21,338         115,525
 Distribution fees................       22,198        32,232          71,240
 Administrative service fees......        3,410        10,802           6,698
 Service fees.....................        5,509        16,880          10,399
 Transfer and administrative fees
  - Class J.......................       17,506        21,654          55,882
 Other expenses - Class J.........            5            --               8
                                    -----------   -----------     -----------
              Total Gross Expenses       89,479       102,906         259,752
 Less: Fees paid indirectly.......          286            --           2,309
                                    -----------   -----------     -----------
                Total Net Expenses       89,193       102,906         257,443
                                    -----------   -----------     -----------
  Net Investment Income (Operating
                             Loss)      (65,795)       53,688          47,040

NET REALIZED AND UNREALIZED GAIN
 (LOSS) ON INVESTMENTS AND FOREIGN
 CURRENCIES
Net realized gain (loss) from:
 Investment transactions..........   (1,918,496)       92,034      (1,074,817)
 Futures contracts................           --       (51,785)             --
 Other investment companies.......          515           419           5,912
Change in unrealized
 appreciation/depreciation of:
 Investments......................     (680,355)   (2,095,604)       (656,290)
 Futures contracts................           --       (11,700)             --
                                    -----------   -----------     -----------
  Net Realized and Unrealized Gain
         (Loss) on Investments and
                Foreign Currencies   (2,598,336)   (2,066,636)     (1,725,195)
                                    -----------   -----------     -----------
    Net Increase (Decrease) in Net
  Assets Resulting from Operations  $(2,664,131)  $(2,012,948)    $(1,678,155)
                                    ===========   ===========     ===========



See accompanying notes.

                            STATEMENTS OF OPERATIONS
                         PRINCIPAL INVESTORS FUND, INC.
                          YEAR ENDED OCTOBER 31, 2002
 -------------------------------------------------------------------------------

                                         MONEY      PARTNERS        PARTNERS
                                         MARKET     LARGECAP        LARGECAP
                                          FUND     BLEND FUND     BLEND FUND I
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
NET INVESTMENT INCOME (OPERATING LOSS)
Income:
 Dividends............................  $     --  $  1,298,254    $   150,499
 Interest.............................   526,965        43,642         12,276
                                        --------  ------------    -----------
                          Total Income   526,965     1,341,896        162,775
Expenses:
 Management and investment advisory
  fees................................   107,562       515,612         48,105
 Distribution fees....................   107,138        19,914         39,191
 Administrative service fees..........     6,518         6,166          5,138
 Registration fees - Class J..........    11,297            --             --
 Service fees.........................    10,003         9,454          7,938
 Shareholder reports - Class J........     3,253            --             --
 Transfer and administrative fees -
  Class J.............................    78,094        12,061         29,666
 Other expenses - Class J.............         4            30             --
                                        --------  ------------    -----------
                  Total Gross Expenses   323,869       563,237        130,038
 Less: Fees paid indirectly...........        --        15,217             --
                                        --------  ------------    -----------
                    Total Net Expenses   323,869       548,020        130,038
                                        --------  ------------    -----------
Net Investment Income (Operating Loss)   203,096       793,876         32,737

NET REALIZED AND UNREALIZED GAIN
 (LOSS) ON INVESTMENTS AND FOREIGN
 CURRENCIES
Net realized gain (loss) from:
 Investment transactions..............        --    (6,948,806)    (1,408,200)
 Futures contracts....................        --            --       (265,725)
 Other investment companies...........        --           353             --
Change in unrealized
 appreciation/depreciation of:
 Investments..........................        --    (5,061,993)    (1,249,915)
 Futures contracts....................        --            --         16,992
                                        --------  ------------    -----------
      Net Realized and Unrealized Gain
     (Loss) on Investments and Foreign
                            Currencies        --   (12,010,446)    (2,906,848)
                                        --------  ------------    -----------
 Net Increase (Decrease) in Net Assets
             Resulting from Operations  $203,096  $(11,216,570)   $(2,874,111)
                                        ========  ============    ===========



See accompanying notes.

                            STATEMENTS OF OPERATIONS
                         PRINCIPAL INVESTORS FUND, INC.
                          YEAR ENDED OCTOBER 31, 2002
 -------------------------------------------------------------------------------

                                PARTNERS         PARTNERS          PARTNERS
                             LARGECAP GROWTH  LARGECAP GROWTH   LARGECAP VALUE
                                 FUND I           FUND II            FUND
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
NET INVESTMENT INCOME
 (OPERATING LOSS)
Income:
 Dividends.................   $  1,495,869     $    67,653      $  6,103,694
 Interest..................         78,702           1,773           128,974
                              ------------     -----------      ------------
               Total Income      1,574,571          69,426         6,232,668
Expenses:
 Management and investment
  advisory fees............      1,180,164          74,373         2,087,627
 Distribution fees.........         21,443          14,767            25,225
 Administrative service
  fees.....................         10,247           3,628            10,836
 Service fees..............         14,842           5,749            15,855
 Transfer and
  administrative fees -
  Class J..................         13,762           8,958            14,679
 Other expenses - Class J..             19              42                 3
                              ------------     -----------      ------------
       Total Gross Expenses      1,240,477         107,517         2,154,225
 Less: Fees paid indirectly             --              --            13,135
                              ------------     -----------      ------------
         Total Net Expenses      1,240,477         107,517         2,141,090
                              ------------     -----------      ------------
      Net Investment Income
           (Operating Loss)        334,094         (38,091)        4,091,578

NET REALIZED AND UNREALIZED
 GAIN (LOSS) ON INVESTMENTS
 AND FOREIGN CURRENCIES
Net realized gain (loss)
 from:
 Investment transactions...    (50,158,382)     (1,228,187)       (7,740,401)
 Foreign currency
  transactions.............             --         (12,438)               --
 Futures contracts.........             --         (21,170)               --
Change in unrealized
 appreciation/depreciation
 of:
 Investments...............     (4,609,606)        (28,009)      (75,745,607)
 Translation of assets and
  liabilities in foreign
  currencies...............             --          (2,168)               --
                              ------------     -----------      ------------
Net Realized and Unrealized
 Gain (Loss) on Investments
     and Foreign Currencies    (54,767,988)     (1,291,972)      (83,486,008)
                              ------------     -----------      ------------
 Net Increase (Decrease) in
       Net Assets Resulting
            from Operations   $(54,433,894)    $(1,330,063)     $(79,394,430)
                              ============     ===========      ============



See accompanying notes.

                            STATEMENTS OF OPERATIONS
                         PRINCIPAL INVESTORS FUND, INC.
                          YEAR ENDED OCTOBER 31, 2002
 -------------------------------------------------------------------------------

                                      PARTNERS      PARTNERS        PARTNERS
                                    MIDCAP BLEND  MIDCAP GROWTH   MIDCAP VALUE
                                        FUND          FUND            FUND
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
NET INVESTMENT INCOME (OPERATING
 LOSS)
Income:
 Dividends........................  $    65,696   $    10,444     $   172,182
 Interest.........................        3,434         1,931          12,261
                                    -----------   -----------     -----------
                      Total Income       69,130        12,375         184,443
Expenses:
 Management and investment
  advisory fees...................       87,368        54,609         178,701
 Distribution fees................       16,445        15,607          21,411
 Administrative service fees......        3,639         4,251           5,644
 Service fees.....................        5,771         6,693           8,713
 Shareholder reports - Class J....          687            --              --
 Transfer and administrative fees
  - Class J.......................        9,813         9,160          12,819
 Other expenses - Class J.........           --            --               7
                                    -----------   -----------     -----------
                    Total Expenses      123,723        90,320         227,295
                                    -----------   -----------     -----------
  Net Investment Income (Operating
                             Loss)      (54,593)      (77,945)        (42,852)

NET REALIZED AND UNREALIZED GAIN
 (LOSS) ON INVESTMENTS AND FOREIGN
 CURRENCIES
Net realized gain (loss) from:
 Investment transactions..........   (1,196,068)   (1,310,316)       (582,320)
 Other investment companies.......           --            --             226
Change in unrealized
 appreciation/depreciation of:
 Investments......................   (1,090,717)      (31,521)     (1,507,179)
                                    -----------   -----------     -----------
  Net Realized and Unrealized Gain
 (Loss) on Investments and Foreign
                        Currencies   (2,286,785)   (1,341,837)     (2,089,273)
                                    -----------   -----------     -----------
    Net Increase (Decrease) in Net
  Assets Resulting from Operations  $(2,341,378)  $(1,419,782)    $(2,132,125)
                                    ===========   ===========     ===========



See accompanying notes.

                            STATEMENTS OF OPERATIONS
                         PRINCIPAL INVESTORS FUND, INC.
                          YEAR ENDED OCTOBER 31, 2002
 -------------------------------------------------------------------------------

                                PARTNERS         PARTNERS          PARTNERS
                             SMALLCAP GROWTH  SMALLCAP GROWTH   SMALLCAP VALUE
                                 FUND I           FUND II            FUND
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
NET INVESTMENT INCOME
 (OPERATING LOSS)
Income:
 Dividends.................   $     77,589      $  11,795       $    679,457
 Interest..................         39,174          2,305             30,306
                              ------------      ---------       ------------
               Total Income        116,763         14,100            709,763
Expenses:
 Management and investment
  advisory fees............        627,905         50,446            882,076
 Distribution fees.........          9,160          8,463             24,757
 Administrative service
  fees.....................          3,586          3,263              6,561
 Service fees..............          5,697          5,139              9,978
 Transfer and
  administrative fees -
  Class J..................          3,874          3,717             16,711
 Other expenses - Class J..             --              1                  6
                              ------------      ---------       ------------
       Total Gross Expenses        650,222         71,029            940,089
 Less: Fees paid indirectly             --            745                 --
                              ------------      ---------       ------------
         Total Net Expenses        650,222         70,284            940,089
                              ------------      ---------       ------------
      Net Investment Income
           (Operating Loss)       (533,459)       (56,184)          (230,326)

NET REALIZED AND UNREALIZED
 GAIN (LOSS) ON INVESTMENTS
 AND FOREIGN CURRENCIES
Net realized gain (loss)
 from:
 Investment transactions...    (27,071,126)      (343,678)         1,031,666
Change in unrealized
 appreciation/depreciation
 of:
 Investments...............     (9,734,952)        52,853        (32,917,195)
                              ------------      ---------       ------------
Net Realized and Unrealized
 Gain (Loss) on Investments
                        and
         Foreign Currencies    (36,806,078)      (290,825)       (31,885,529)
                              ------------      ---------       ------------
 Net Increase (Decrease) in
  Net Assets Resulting from
                 Operations   $(37,339,537)     $(347,009)      $(32,115,855)
                              ============      =========       ============



See accompanying notes.

                            STATEMENTS OF OPERATIONS
                         PRINCIPAL INVESTORS FUND, INC.
                 YEARS ENDED OCTOBER 31, 2002, EXCEPT AS NOTED
 -------------------------------------------------------------------------------

                                       PREFERRED    PRINCIPAL      PRINCIPAL
                                       SECURITIES    LIFETIME       LIFETIME
                                       FUND /(A)/   2010 FUND      2020 FUND
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
NET INVESTMENT INCOME (OPERATING
 LOSS)
Income:
 Dividends...........................  $ 306,546   $   666,037    $   666,513
 Interest............................     22,645           956          1,212
                                       ---------   -----------    -----------
                         Total Income    329,191       666,993        667,725
Expenses:
 Management and investment advisory
  fees...............................     31,579        27,705         33,119
 Distribution fees...................         --        15,869         27,419
 Administrative service fees.........         --           868            855
 Service fees........................         --         1,019          1,026
 Transfer and administrative fees -
  Class J............................         --        12,466         22,565
 Other expenses - Class J............         --            21             10
                                       ---------   -----------    -----------
                       Total Expenses     31,579        57,948         84,994
                                       ---------   -----------    -----------
     Net Investment Income (Operating
                                Loss)    297,612       609,045        582,731

NET REALIZED AND UNREALIZED GAIN
 (LOSS) ON INVESTMENTS AND FOREIGN
 CURRENCIES
Net realized gain (loss) from:
 Investment transactions.............   (128,564)      (87,878)       (56,666)
 Other investment companies..........      3,291           151            167
Change in unrealized
 appreciation/depreciation of:
 Investments.........................      8,365    (1,899,911)    (3,337,449)
                                       ---------   -----------    -----------
     Net Realized and Unrealized Gain
            (Loss) on Investments and
                   Foreign Currencies   (116,908)   (1,987,638)    (3,393,948)
                                       ---------   -----------    -----------
Net Increase (Decrease) in Net Assets
            Resulting from Operations  $ 180,704   $(1,378,593)   $(2,811,217)
                                       =========   ===========    ===========



/(a) /Period from May 1, 2002 (date operations commenced) through October 31,
  2002.
See accompanying notes.

                            STATEMENTS OF OPERATIONS
                         PRINCIPAL INVESTORS FUND, INC.
                          YEAR ENDED OCTOBER 31, 2002
 -------------------------------------------------------------------------------

                                        PRINCIPAL     PRINCIPAL     PRINCIPAL
                                         LIFETIME      LIFETIME      LIFETIME
                                        2030 FUND     2040 FUND     2050 FUND
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
NET INVESTMENT INCOME (OPERATING
 LOSS)
Income:
 Dividends...........................  $   426,496   $   171,139    $  66,036
 Interest............................          909           556          150
                                       -----------   -----------    ---------
                         Total Income      427,405       171,695       66,186
Expenses:
 Management and investment advisory
  fees...............................       25,814        12,928        6,114
 Distribution fees...................       23,701         9,581        3,262
 Administrative service fees.........          477           115           53
 Service fees........................          618           164           87
 Transfer and administrative fees -
  Class J............................       20,010         8,092        2,737
 Other expenses - Class J............           43            56            6
                                       -----------   -----------    ---------
                       Total Expenses       70,663        30,936       12,259
                                       -----------   -----------    ---------
     Net Investment Income (Operating
                                Loss)      356,742       140,759       53,927

NET REALIZED AND UNREALIZED GAIN
 (LOSS) ON INVESTMENTS AND FOREIGN
 CURRENCIES
Net realized gain (loss) from:
 Investment transactions.............     (159,681)      (86,264)      (7,019)
 Other investment companies..........          178           146          114
Change in unrealized
 appreciation/depreciation of:
 Investments.........................   (2,945,544)   (1,729,228)    (895,410)
                                       -----------   -----------    ---------
     Net Realized and Unrealized Gain
    (Loss) on Investments and Foreign
                           Currencies   (3,105,047)   (1,815,346)    (902,315)
                                       -----------   -----------    ---------
Net Increase (Decrease) in Net Assets
            Resulting from Operations  $(2,748,305)  $(1,674,587)   $(848,388)
                                       ===========   ===========    =========



See accompanying notes.

                            STATEMENTS OF OPERATIONS
                         PRINCIPAL INVESTORS FUND, INC.
                          YEAR ENDED OCTOBER 31, 2002
 -------------------------------------------------------------------------------

                                    PRINCIPAL
                                LIFETIME STRATEGIC  REAL ESTATE     SMALLCAP
                                   INCOME FUND         FUND        BLEND FUND
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
NET INVESTMENT INCOME
 (OPERATING LOSS)
Income:
 Dividends....................      $ 219,925       $ 892,848     $   185,435
 Interest.....................            366          15,677          28,398
                                    ---------       ---------     -----------
                  Total Income        220,291         908,525         213,833
Expenses:
 Management and investment
  advisory fees...............          8,780         166,237         127,800
 Distribution fees............          3,201          63,968          59,914
 Administrative service fees..            327          10,939           6,956
 Service fees.................            398          16,442          10,907
 Transfer and administrative
  fees - Class J..............          2,306          47,561          45,646
 Other expenses - Class J.....             20               3               6
                                    ---------       ---------     -----------
          Total Gross Expenses         15,032         305,150         251,229
 Less: Fees paid indirectly...             --              --             885
                                    ---------       ---------     -----------
            Total Net Expenses         15,032         305,150         250,344
                                    ---------       ---------     -----------
         Net Investment Income
              (Operating Loss)        205,259         603,375         (36,511)

NET REALIZED AND UNREALIZED
 GAIN (LOSS) ON INVESTMENTS
 AND FOREIGN CURRENCIES
Net realized gain (loss) from:
 Investment transactions......        (22,636)       (227,435)     (1,053,670)
 Futures contracts............             --              --        (483,719)
 Other investment companies...             38          99,611           3,245
Change in unrealized
 appreciation/depreciation of:
 Investments..................       (378,340)       (702,319)     (1,955,956)
 Futures contracts............             --              --          30,607
                                    ---------       ---------     -----------
   Net Realized and Unrealized
    Gain (Loss) on Investments
                           and
            Foreign Currencies       (400,938)       (830,143)     (3,459,493)
                                    ---------       ---------     -----------
Net Increase (Decrease) in Net
         Assets Resulting from
                    Operations      $(195,679)      $(226,768)    $(3,496,004)
                                    =========       =========     ===========



See accompanying notes.

                            STATEMENTS OF OPERATIONS
                         PRINCIPAL INVESTORS FUND, INC.
                          YEAR ENDED OCTOBER 31, 2002
 -------------------------------------------------------------------------------

                                                       SMALLCAP
                                         SMALLCAP      S&P 600       SMALLCAP
                                       GROWTH FUND    INDEX FUND    VALUE FUND
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
NET INVESTMENT INCOME (OPERATING
 LOSS)
Income:
 Dividends...........................  $    30,485   $   103,751    $ 206,807
 Interest............................        8,489         9,314       18,910
                                       -----------   -----------    ---------
                         Total Income       38,974       113,065      225,717
Expenses:
 Management and investment advisory
  fees...............................       70,555        20,663      103,133
 Distribution fees...................       23,304        33,239       22,852
 Administrative service fees.........        4,398        10,580        7,278
 Service fees........................        7,081        16,268       11,312
 Transfer and administrative fees -
  Class J............................       15,683        21,766       12,028
 Other expenses - Class J............            2            19            8
                                       -----------   -----------    ---------
                 Total Gross Expenses      121,023       102,535      156,611
 Less: Fees paid indirectly..........          427            --        1,419
                                       -----------   -----------    ---------
                   Total Net Expenses      120,596       102,535      155,192
                                       -----------   -----------    ---------
     Net Investment Income (Operating
                                Loss)      (81,622)       10,530       70,525

NET REALIZED AND UNREALIZED GAIN
 (LOSS) ON INVESTMENTS AND FOREIGN
 CURRENCIES
Net realized gain (loss) from:
 Investment transactions.............   (4,404,782)     (351,721)     (90,811)
 Futures contracts...................           --      (158,750)          --
 Other investment companies..........          683           457        6,353
Change in unrealized
 appreciation/depreciation of:
 Investments.........................      151,985    (2,075,914)    (747,433)
 Futures contracts...................           --        11,400           --
                                       -----------   -----------    ---------
     Net Realized and Unrealized Gain
    (Loss) on Investments and Foreign
                           Currencies   (4,252,114)   (2,574,528)    (831,891)
                                       -----------   -----------    ---------
Net Increase (Decrease) in Net Assets
            Resulting from Operations  $(4,333,736)  $(2,563,998)   $(761,366)
                                       ===========   ===========    =========



See accompanying notes.

                            STATEMENTS OF OPERATIONS
                         PRINCIPAL INVESTORS FUND, INC.
                          YEAR ENDED OCTOBER 31, 2002
 -------------------------------------------------------------------------------

                                                                   TECHNOLOGY
                                                                      FUND
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
NET INVESTMENT INCOME (OPERATING LOSS)
Income:
 Dividends.....................................................   $    51,524
 Withholding tax on foreign dividends..........................        (5,042)
 Interest......................................................           231
                                                                  -----------
                                                   Total Income        46,713
Expenses:
 Management and investment advisory fees.......................        77,442
 Distribution fees.............................................        12,160
 Administrative service fees...................................         2,623
 Service fees..................................................         4,175
 Transfer and administrative fees - Class J....................         8,029
 Other expenses - Class J......................................             2
                                                                  -----------
                                           Total Gross Expenses       104,431
 Less: Fees paid indirectly....................................           906
                                                                  -----------
                                             Total Net Expenses       103,525
                                                                  -----------
                         Net Investment Income (Operating Loss)       (56,812)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND
 FOREIGN CURRENCIES
Net realized gain (loss) from:
 Investment transactions.......................................    (2,727,908)
 Foreign currency transactions.................................       (67,551)
Change in unrealized appreciation/depreciation of:
 Investments...................................................      (755,204)
 Translation of assets and liabilities in foreign currencies...        (6,484)
                                                                  -----------
     Net Realized and Unrealized Gain (Loss) on Investments and
                                             Foreign Currencies    (3,557,147)
                                                                  -----------
Net Increase (Decrease) in Net Assets Resulting from Operations   $(3,613,959)
                                                                  ===========



See accompanying notes.

                      STATEMENTS OF CHANGES IN NET ASSETS
                         PRINCIPAL INVESTORS FUND, INC.
                    YEARS ENDED OCTOBER 31, EXCEPT AS NOTED
 -------------------------------------------------------------------------------

                                                              BOND & MORTGAGE
                                  BALANCED                       SECURITIES
                                    FUND                            FUND
---------------------------------------------------------------------------------------
                            YEAR          PERIODS          YEAR            PERIODS
                           ENDED           ENDED           ENDED            ENDED
                        OCTOBER 31,     OCTOBER 31,     OCTOBER 31,      OCTOBER 31,
                            2002        2001 /(A)/         2002          2001 /(A)/
                        ------------  ---------------  -------------  -----------------
---------------------------------------------------------------------------------------
OPERATIONS
Net investment income
 (operating loss).....  $   266,946   $   141,242      $  2,447,812    $   641,582
Net realized gain
 (loss) from
 investment
 transactions and
 foreign currency
 transactions.........   (2,268,858)      (97,986)         (394,047)       153,152
Change in unrealized
 appreciation/depreciation
 of investments and
 translation of assets
 and liabilities in
 foreign currencies....      (55,449)     (704,506)        1,716,468        839,975
                         -----------   -----------      ------------    -----------
Net Increase (Decrease)
          in Net Assets
         Resulting from
             Operations   (2,057,361)     (661,250)        3,770,233      1,634,709
DIVIDENDS AND
 DISTRIBUTIONS TO
 SHAREHOLDERS
From net investment
 income:
 Advisors Preferred....      (19,550)         (233)          (74,680)       (87,165)
 Advisors Select.......      (27,110)         (233)          (74,106)       (83,999)
 Class J...............      (69,898)           --        (1,065,505)       (93,459)/(b)/
 Institutional.........         (218)           --        (1,032,386)       (50,119)/(b)/
 Preferred.............      (23,138)      (10,951)         (213,880)      (233,105)
 Select................      (21,800)         (233)          (74,803)       (91,179)
From net realized gain
 on investments and
 foreign currency
 transactions:
 Advisors Preferred....           --            --           (14,250)            --
 Advisors Select.......           --            --           (14,263)            --
 Class J...............           --            --           (56,092)            --
 Institutional.........           --            --           (39,501)            --
 Preferred.............           --            --           (14,269)            --
 Select................           --            --           (14,250)            --
                         -----------   -----------      ------------    -----------
    Total Dividends and
          Distributions     (161,714)      (11,650)       (2,687,985)      (639,026)
CAPITAL SHARE
 TRANSACTIONS
Shares sold:
 Advisors Preferred....    1,592,399     1,214,372         2,217,422      2,562,449
 Advisors Select.......       39,936     1,944,940           573,364      2,562,375
 Class J...............   15,469,539    4,332,049/(b)/    48,547,833     8,133,774/(b)/
 Institutional.........           --       10,053/(b)/    40,850,912     5,554,027/(b)/
 Preferred.............       50,512     4,700,000         9,889,222      9,700,000
 Select................           --     1,214,339           101,581      2,562,375
Shares issued in
 reinvestment of
 dividends and
 distributions:
 Advisors Preferred....           --            --             6,205             --
 Advisors Select.......        9,556            --             3,639             --
 Class J...............       68,513            --         1,113,122        90,388/(b)/
 Institutional.........           --            --         1,071,344        49,801/(b)/
 Preferred.............           --            --           140,541             --
 Select................           --            --               336             --
Shares redeemed:
 Advisors Preferred....     (101,281)           --        (2,599,861)            --
 Advisors Select.......     (191,156)      (98,397)       (2,792,773)            --
 Class J...............   (2,738,983)     (268,611)/(b)/  (6,515,489)      (496,201)/(b)/
 Institutional.........           --            --        (5,399,814)      (621,854)/(b)/
 Preferred.............           --    (3,343,050)       (4,599,628)    (7,387,200)
 Select................           --            --        (2,592,547)            --
                         -----------   -----------      ------------    -----------
Net Increase (Decrease)
     in Net Assets from
          Capital Share
           Transactions   14,199,035     9,705,695        80,015,409     22,709,934
                         -----------   -----------      ------------    -----------
         Total Increase
             (Decrease)   11,979,960     9,032,795        81,097,657     23,705,617
NET ASSETS
Beginning of period....    9,032,795            --        23,705,617             --
                         -----------   -----------      ------------    -----------
End of period
 (including
 undistributed net
 investment income as
 set forth below)......  $21,012,755   $ 9,032,795      $104,803,274    $23,705,617
                         ===========   ===========      ============    ===========
Undistributed
 (Overdistributed) Net
 Investment Income
 (Operating Loss)......  $   241,046   $   130,702      $      9,502    $     4,299
                         ===========   ===========      ============    ===========



/(a) /Period from December 1, 2000 (date operations commenced) through October
  31, 2001.
/(b) /Period from February 27, 2001 (inception date of Class) through October
  31, 2001.
See accompanying notes.

                      STATEMENTS OF CHANGES IN NET ASSETS
                         PRINCIPAL INVESTORS FUND, INC.
                    YEARS ENDED OCTOBER 31, EXCEPT AS NOTED
 -------------------------------------------------------------------------------

                                 CAPITAL
                               PRESERVATION                  GOVERNMENT
                                   FUND                    SECURITIES FUND
-----------------------------------------------------------------------------------
                            YEAR         PERIOD         YEAR           PERIODS
                           ENDED         ENDED         ENDED            ENDED
                        OCTOBER 31,   OCTOBER 31,   OCTOBER 31,      OCTOBER 31,
                            2002       2001 /(A)/       2002         2001 /(B)/
                        ------------  ------------  ------------  -----------------
-----------------------------------------------------------------------------------
OPERATIONS
Net investment income
 (operating loss).....  $   517,342   $   157,447   $ 1,696,826    $   612,395
Net realized gain
 (loss) from
 investment
 transactions and
 foreign currency
 transactions.........      (36,861)        3,377        17,661         (1,781)
Change in unrealized
 appreciation/depreciation
 of investments and
 translation of assets
 and liabilities in
 foreign currencies....       36,861        (3,377)      769,037        682,359
                         -----------   -----------   -----------    -----------
Net Increase (Decrease)
          in Net Assets
         Resulting from
             Operations      517,342       157,447     2,483,524      1,292,973
DIVIDENDS AND
 DISTRIBUTIONS TO
 SHAREHOLDERS
From net investment
 income:
 Advisors Preferred....      (61,641)      (24,853)      (70,881)       (90,341)
 Advisors Select.......      (58,478)      (23,706)      (73,382)       (87,820)
 Class J...............     (189,056)      (25,784)     (842,514)       (59,042)/(c)/
 Institutional.........      (76,068)      (30,213)     (611,382)       (37,289)/(c)/
 Preferred.............      (67,110)      (26,828)      (92,208)      (238,683)
 Select................      (64,989)      (26,063)      (73,698)       (93,579)
                         -----------   -----------   -----------    -----------
    Total Dividends and
          Distributions     (517,342)     (157,447)   (1,764,065)      (606,754)
CAPITAL SHARE
 TRANSACTIONS
Shares Sold:
 Advisors Preferred....          305     1,650,000       131,350      2,545,649
 Advisors Select.......          277     1,650,000       607,360      2,586,193
 Class J...............   12,626,319     2,358,712    45,159,015     4,481,445/(c)/
 Institutional.........          428     1,750,000    22,122,703     3,706,025/(c)/
 Preferred.............          357     1,650,000     1,594,445      9,712,246
 Select................          336     1,650,000         1,358      2,545,576
Shares issued in
 reinvestment of
 dividends and
 distributions:
 Advisors Preferred....       61,641        24,165            25             --
 Advisors Select.......       58,478        23,016         5,220            466
 Class J...............      189,056        25,187       833,074        55,890/(c)/
 Institutional.........       76,068        29,436       610,852        36,939/(c)/
 Preferred.............       67,110        26,114        16,734             53
 Select................       64,989        25,359            --             --
Shares redeemed:
 Advisors Preferred....           --            --    (2,500,000)            --
 Advisors Select.......           --            --    (2,663,837)       (14,428)
 Class J...............     (731,317)       (7,846)   (5,949,587)      (244,073)/(c)/
 Institutional.........           --            --    (5,641,980)      (414,569)/(c)/
 Preferred.............           --            --    (2,637,874)    (7,336,800)
 Select................           --            --    (2,500,000)            --
                         -----------   -----------   -----------    -----------
Net Increase (Decrease)
     in Net Assets from
          Capital Share
           Transactions   12,414,047    10,854,143    49,188,858     17,660,612
                         -----------   -----------   -----------    -----------
         Total Increase
             (Decrease)   12,414,047    10,854,143    49,908,317     18,346,831
NET ASSETS
Beginning of period....   10,854,143            --    18,346,831             --
                         -----------   -----------   -----------    -----------
End of period
 (including
 undistributed net
 investment income as
 set forth below)......  $23,268,190    10,854,143   $68,255,148     18,346,831
                         ===========   ===========   ===========    ===========
Undistributed
 (Overdistributed) Net
 Investment Income
 (Operating Loss)......  $    36,289   $     8,040   $    31,741    $     4,637
                         ===========   ===========   ===========    ===========



/(a) /Period from June 15, 2001 (date operations commenced) through October 31,
  2001.
/(b) /Period from December 1, 2000 (date operations commenced) through October
  31, 2001.
/(c) /Period from February 27, 2001 (inception date of Class) through October
  31, 2001.
See accompanying notes.

                      STATEMENTS OF CHANGES IN NET ASSETS
                         PRINCIPAL INVESTORS FUND, INC.
                    YEARS ENDED OCTOBER 31, EXCEPT AS NOTED
 -------------------------------------------------------------------------------

                                HIGH QUALITY                   HIGH QUALITY
                              INTERMEDIATE-TERM                  LONG-TERM
                                  BOND FUND                      BOND FUND
--------------------------------------------------------------------------------------
                            YEAR          PERIODS          YEAR           PERIODS
                           ENDED           ENDED          ENDED            ENDED
                        OCTOBER 31,     OCTOBER 31,    OCTOBER 31,      OCTOBER 31,
                            2002        2001 /(A)/         2002         2001 /(C)/
                        ------------  ---------------  ------------  -----------------
--------------------------------------------------------------------------------------
OPERATIONS
Net investment income
 (operating loss).....  $   773,905   $   541,817      $   657,988    $   547,560
Net realized gain
 (loss) from
 investment
 transactions and
 foreign currency
 transactions.........      (43,043)      106,741          (25,271)        97,611
Change in unrealized
 appreciation/depreciation
 of investments and
 translation of assets
 and liabilities in
 foreign currencies....      296,594       587,576           62,373        607,027
                         -----------   -----------      -----------    -----------
Net Increase (Decrease)
          in Net Assets
         Resulting from
             Operations    1,027,456     1,236,134          695,090      1,252,198
DIVIDENDS AND
 DISTRIBUTIONS TO
 SHAREHOLDERS
From net investment
 income:
 Advisors Preferred....     (108,378)      (91,554)        (120,722)       (93,773)
 Advisors Select.......     (111,120)      (92,464)        (116,178)       (90,677)
 Class J...............     (226,420)      (18,233)/(b)/   (156,640)       (17,489)/(b)/
 Institutional.........         (526)         (388)/(b)/       (533)          (395)/(b)/
 Preferred.............     (227,969)     (241,166)        (128,839)      (246,395)
 Select................     (111,015)      (94,867)        (125,459)       (97,039)
From net realized gain
 on investments and
 foreign currency
 transactions:
 Advisors Preferred....      (22,075)           --          (21,346)            --
 Advisors Select.......      (23,935)           --          (21,345)            --
 Class J...............      (15,335)           --          (13,902)            --
 Institutional.........          (86)           --              (82)            --
 Preferred.............      (22,075)           --          (21,325)            --
 Select................      (22,075)           --          (21,345)            --
                         -----------   -----------      -----------    -----------
    Total Dividends and
          Distributions     (891,009)     (538,672)        (747,716)      (545,768)
CAPITAL SHARE
 TRANSACTIONS
Shares sold:
 Advisors Preferred....      450,677     2,552,849               --      2,543,249
 Advisors Select.......       66,897     2,785,160               --      2,543,176
 Class J...............    9,092,641    1,311,061/(b)/    5,109,679     1,203,093/(b)/
 Institutional.........           --        9,959/(b)/           --         9,914/(b)/
 Preferred.............    5,193,170     9,700,000           26,983      9,699,998
 Select................           --     2,552,776               --      2,543,176
Shares issued in
 reinvestment of
 dividends and
 distributions:
 Advisors Preferred....        1,699            --               --             --
 Advisors Select.......       10,329         4,000               --             --
 Class J...............      233,543       15,029/(b)/      163,652        14,107/(b)/
 Preferred.............      114,223            --              481             --
Shares redeemed:
 Advisors Preferred....   (1,138,574)           --         (400,000)            --
 Advisors Select.......   (1,243,540)      (24,355)        (400,000)            --
 Class J...............   (1,188,030)      (29,607)/(b)/ (1,038,578)       (46,491)/(b)/
 Preferred.............   (1,890,273)   (7,358,400)        (406,194)    (7,329,600)
 Select................   (1,137,500)           --         (400,000)            --
                         -----------   -----------      -----------    -----------
Net Increase (Decrease)
     in Net Assets from
          Capital Share
           Transactions    8,565,262    11,518,472        2,656,023     11,180,622
                         -----------   -----------      -----------    -----------
         Total Increase
             (Decrease)    8,701,709    12,215,934        2,603,397     11,887,052
NET ASSETS
Beginning of period....   12,215,934            --       11,887,052             --
                         -----------   -----------      -----------    -----------
End of period
 (including
 undistributed net
 investment income as
 set forth below)......  $20,917,643   $12,215,934      $14,490,449    $11,887,052
                         ===========   ===========      ===========    ===========
Undistributed
 (Overdistributed) Net
 Investment Income
 (Operating Loss)......  $     8,198   $     4,201      $     9,182    $        --
                         ===========   ===========      ===========    ===========



/(a) /Period from November 30, 2000 (date operations commenced) through October
  31, 2001.
/(b) /Period from February 27, 2001 (inception date of Class) through October
  31, 2001.
/(c) /Period from November 27, 2000 (date operations commenced) through October
  31, 2001.
See accompanying notes.

                      STATEMENTS OF CHANGES IN NET ASSETS
                         PRINCIPAL INVESTORS FUND, INC.
                    YEARS ENDED OCTOBER 31, EXCEPT AS NOTED
 -------------------------------------------------------------------------------

                                HIGH QUALITY                   INTERNATIONAL
                                 SHORT-TERM                      EMERGING
                                  BOND FUND                    MARKETS FUND
--------------------------------------------------------------------------------------
                            YEAR          PERIODS          YEAR           PERIODS
                           ENDED           ENDED          ENDED            ENDED
                        OCTOBER 31,     OCTOBER 31,    OCTOBER 31,      OCTOBER 31,
                            2002        2001 /(A)/         2002         2001 /(C)/
                        ------------  ---------------  ------------  -----------------
--------------------------------------------------------------------------------------
OPERATIONS
Net investment income
 (operating loss).....  $   830,886   $   552,469      $    18,931    $    42,754
Net realized gain
 (loss) from
 investment
 transactions and
 foreign currency
 transactions.........      (92,218)      129,725         (250,163)      (856,840)
Change in unrealized
 appreciation/depreciation
 of investments and
 translation of assets
 and liabilities in
 foreign currencies....      302,198       412,270          (66,574)       (86,580)
                         -----------   -----------      -----------    -----------
Net Increase (Decrease)
          in Net Assets
         Resulting from
             Operations    1,040,866     1,094,464         (297,806)      (900,666)
DIVIDENDS AND
 DISTRIBUTIONS TO
 SHAREHOLDERS
From net investment
 income:
 Advisors Preferred....      (80,721)      (89,216)          (5,372)          (178)
 Advisors Select.......      (64,383)      (86,278)          (3,218)          (178)
 Class J...............     (207,204)      (15,009)/(b)/       (501)            --
 Institutional.........     (208,014)      (16,021)/(b)/     (5,501)            --
 Preferred.............     (171,372)     (237,630)          (9,075)        (8,366)
 Select................      (83,036)      (92,429)          (7,657)          (178)
From net realized gain
 on investments and
 foreign currency
 transactions:
 Advisors Preferred....      (27,675)           --               --             --
 Advisors Select.......      (27,701)           --               --             --
 Class J...............      (14,502)           --               --             --
 Institutional.........      (19,765)           --               --             --
 Preferred.............      (27,675)           --               --             --
 Select................      (27,675)           --               --             --
                         -----------   -----------      -----------    -----------
    Total Dividends and
          Distributions     (959,723)     (536,583)         (31,324)        (8,900)
CAPITAL SHARE
 TRANSACTIONS
Shares sold:
 Advisors Preferred....      431,362     2,551,979          601,899      1,306,237
 Advisors Select.......           --     2,551,898                1      1,306,349
 Class J...............   12,194,902    1,006,953/(b)/    3,409,219       421,384/(b)/
 Institutional.........    9,585,792    1,304,380/(b)/    2,676,439       388,383/(b)/
 Preferred.............    2,676,177     9,701,521            8,181      4,700,000
 Select................           --     2,551,899               --      1,306,338
Shares issued in
 reinvestment of
 dividends and
 distributions:
 Advisors Preferred....        1,358            --               --             --
 Class J...............      215,787       11,937/(b)/          427             --
 Institutional.........      227,215       15,641/(b)/        5,406             --
 Preferred.............       85,955            --               --             --
Shares redeemed:
 Advisors Preferred....   (2,561,833)           --          (83,802)            --
 Advisors Select.......   (2,514,023)           --               --             --
 Class J...............   (1,468,848)      (41,019)/(b)/ (1,284,009)       (14,770)/(b)/
 Institutional.........   (1,668,842)     (125,200)/(b)/   (240,922)       (58,543)/(b)/
 Preferred.............   (2,710,140)   (7,351,200)            (156)    (3,619,050)
 Select................   (2,563,356)           --               --             --
                         -----------   -----------      -----------    -----------
Net Increase (Decrease)
     in Net Assets from
          Capital Share
           Transactions   11,931,506    12,178,789        5,092,683      5,736,328
                         -----------   -----------      -----------    -----------
         Total Increase
             (Decrease)   12,012,649    12,736,670        4,763,553      4,826,762
NET ASSETS
Beginning of period....   12,736,670            --        4,826,762             --
                         -----------   -----------      -----------    -----------
End of period
 (including
 undistributed net
 investment income as
 set forth below)......  $24,749,319   $12,736,670      $ 9,590,315    $ 4,826,762
                         ===========   ===========      ===========    ===========
Undistributed
 (Overdistributed) Net
 Investment Income
 (Operating Loss)......  $    11,007   $       554      $        --    $    31,425
                         ===========   ===========      ===========    ===========



/(a) /Period from November 29, 2000 (date operations commenced) through October
  31, 2001.
/(b) /Period from February 27, 2001 (inception date of Class) through October
  31, 2001.
/(c) /Period from November 30, 2000 (date operations commenced) through October
  31, 2001.
See accompanying notes.

                      STATEMENTS OF CHANGES IN NET ASSETS
                         PRINCIPAL INVESTORS FUND, INC.
                    YEARS ENDED OCTOBER 31, EXCEPT AS NOTED
 -------------------------------------------------------------------------------

                                INTERNATIONAL                  INTERNATIONAL
                                   FUND I                         FUND II
---------------------------------------------------------------------------------------
                            YEAR          PERIODS          YEAR            PERIODS
                           ENDED           ENDED           ENDED            ENDED
                        OCTOBER 31,     OCTOBER 31,     OCTOBER 31,      OCTOBER 31,
                            2002        2001 /(A)/         2002          2001 /(C)/
                        ------------  ---------------  -------------  -----------------
---------------------------------------------------------------------------------------
OPERATIONS
Net investment income
 (operating loss).....  $   142,036   $    23,029      $    452,723    $    16,707
Net realized gain
 (loss) from
 investment
 transactions and
 foreign currency
 transactions.........   (2,886,155)     (935,397)       (5,941,680)    (1,014,024)
Change in unrealized
 appreciation/depreciation
 of investments and
 translation of assets
 and liabilities in
 foreign currencies....   (1,194,699)     (812,117)       (9,048,941)      (503,464)
                         -----------   -----------      ------------    -----------
Net Increase (Decrease)
          in Net Assets
         Resulting from
             Operations   (3,938,818)   (1,724,485)      (14,537,898)    (1,500,781)
DIVIDENDS AND
 DISTRIBUTIONS TO
 SHAREHOLDERS
From net investment
 income:
 Advisors Preferred....           --           (41)           (3,994)            --
 Advisors Select.......           --           (41)           (2,575)            --
 Class J...............           --            --            (1,823)            --
 Institutional.........     (130,368)           --           (26,415)            --
 Preferred.............      (10,824)       (1,927)           (6,426)            --
 Select................       (3,215)          (41)           (5,485)            --
                         -----------   -----------      ------------    -----------
    Total Dividends and
          Distributions     (144,407)       (2,050)          (46,718)            --
CAPITAL SHARE
 TRANSACTIONS
Shares sold:
 Advisors Preferred....    1,130,856     1,192,522         1,124,002        933,000
 Advisors Select.......      429,513     1,267,381            19,517        932,500
 Class J...............   10,011,327    2,633,665/(b)/     4,127,136     1,103,658/(b)/
 Institutional.........   22,050,268    2,195,337/(b)/   136,702,564     10,897,666
 Preferred.............    2,026,823     4,700,000           455,693        932,000
 Select................            1     1,192,489                --        932,500
Shares issued in
 acquistions:
 Advisors Preferred....    1,520,974            --                --             --
 Advisors Select.......    1,980,135            --                --             --
 Class J...............      689,174            --                --             --
 Institutional.........       16,163            --                --             --
 Preferred.............    1,495,958            --                --             --
 Select................    1,521,396            --                --             --
Shares issued in
 reinvestment of
 dividends and
 distributions:
 Class J...............           --            --             1,719             --
 Institutional.........      130,284            --            17,995             --
 Preferred.............        5,449            --                --             --
Shares redeemed:
 Advisors Preferred....      (79,793)           --          (575,954)            --
 Advisors Select.......     (146,749)      (18,175)         (588,128)            (1)
 Class J...............   (1,489,741)     (154,682)/(b)/    (606,060)       (55,214)/(b)/
 Institutional.........   (1,187,280)     (305,939)/(b)/  (7,311,089)    (8,046,238)
 Preferred.............      (89,547)   (3,277,500)         (602,565)            --
 Select................           --            --          (574,750)            --
                         -----------   -----------      ------------    -----------
Net Increase (Decrease)
     in Net Assets from
          Capital Share
           Transactions   40,015,211     9,425,098       132,190,080      7,629,871
                         -----------   -----------      ------------    -----------
         Total Increase
             (Decrease)   35,931,986     7,698,563       117,605,464      6,129,090
NET ASSETS
Beginning of period....    7,698,563            --         6,129,090             --
                         -----------   -----------      ------------    -----------
End of period
 (including
 undistributed net
 investment income as
 set forth below)......  $43,630,549   $ 7,698,563      $123,734,554    $ 6,129,090
                         ===========   ===========      ============    ===========
Undistributed
 (Overdistributed) Net
 Investment Income
 (Operating Loss)......  $    11,563   $    22,415      $     (7,640)   $    33,566
                         ===========   ===========      ============    ===========



/(a) /Period from November 28, 2000 (date operations commenced) through October
  31, 2001.
/(b) /Period from February 27, 2001 (inception date of Class) through October
  31, 2001.
/(c) /Period from November 27, 2000 (date operations commenced) through October
  31, 2001.
See accompanying notes.

                      STATEMENTS OF CHANGES IN NET ASSETS
                         PRINCIPAL INVESTORS FUND, INC.
                    YEARS ENDED OCTOBER 31, EXCEPT AS NOTED
 -------------------------------------------------------------------------------

                                INTERNATIONAL                    LARGECAP
                                SMALLCAP FUND                   GROWTH FUND
--------------------------------------------------------------------------------------
                            YEAR          PERIODS          YEAR           PERIODS
                           ENDED           ENDED          ENDED            ENDED
                        OCTOBER 31,     OCTOBER 31,    OCTOBER 31,      OCTOBER 31,
                            2002        2001 /(A)/         2002         2001 /(C)/
                        ------------  ---------------  ------------  -----------------
--------------------------------------------------------------------------------------
OPERATIONS
Net investment income
 (operating loss).....  $    17,148   $     9,905      $     3,629    $    (2,523)
Net realized gain
 (loss) from
 investment
 transactions and
 foreign currency
 transactions.........     (600,965)     (976,503)      (2,721,236)      (527,774)
Change in unrealized
 appreciation/depreciation
 of investments and
 translation of assets
 and liabilities in
 foreign currencies....     (595,102)     (425,849)      (1,055,762)    (1,566,137)
                         -----------   -----------      -----------    -----------
Net Increase (Decrease)
          in Net Assets
         Resulting from
             Operations   (1,178,919)   (1,392,447)      (3,773,369)    (2,096,434)
DIVIDENDS AND
 DISTRIBUTIONS TO
 SHAREHOLDERS
From net investment
 income:
 Advisors Preferred....           --           (94)              --             --
 Advisors Select.......           --           (94)              --             --
 Institutional.........         (746)           --               --             --
 Preferred.............         (844)       (4,418)              --             --
 Select................           --           (94)              --             --
Tax return of capital
 distributions:
 Advisors Preferred....           --            --               --           (144)
 Advisors Select.......           --            --               --           (144)
 Preferred.............           --            --               --         (6,768)
 Select................           --            --               --           (144)
                         -----------   -----------      -----------    -----------
    Total Dividends and
          Distributions       (1,590)       (4,700)              --         (7,200)
CAPITAL SHARE
 TRANSACTIONS
Shares sold:
 Advisors Preferred....      987,203     1,192,522               --      1,036,119
 Advisors Select.......      467,808     1,192,506               --      1,036,106
 Class J...............    4,235,078      767,807/(b)/    5,489,880     1,677,494/(b)/
 Institutional.........      629,622      202,692/(b)/   24,774,350     1,856,791/(b)/
 Preferred.............    1,303,925     4,699,990        1,435,978      4,700,000
 Select................           --     1,192,489               --      1,036,091
Shares issued in
 reinvestment of
 dividends and
 distributions:
 Institutional.........          718            --               --             --
 Preferred.............           44            --               --             --
Shares redeemed:
 Advisors Preferred....      (48,904)           --               --             --
 Advisors Select.......     (189,725)          (13)              --            (12)
 Class J...............   (1,146,745)      (33,360)/(b)/   (728,417)       (81,324)/(b)/
 Institutional.........      (98,282)      (46,723)/(b)/   (569,906)      (266,090)/(b)/
 Preferred.............     (570,470)   (3,277,500)        (310,544)    (2,808,300)
                         -----------   -----------      -----------    -----------
Net Increase (Decrease)
     in Net Assets from
          Capital Share
           Transactions    5,570,272     5,890,410       30,091,341      8,186,875
                         -----------   -----------      -----------    -----------
         Total Increase
             (Decrease)    4,389,763     4,493,263       26,317,972      6,083,241
NET ASSETS
Beginning of period....    4,493,263            --        6,083,241             --
                         -----------   -----------      -----------    -----------
End of period
 (including
 undistributed net
 investment income as
 set forth below)......  $ 8,883,026   $ 4,493,263      $32,401,213    $ 6,083,241
                         ===========   ===========      ===========    ===========
Undistributed
 (Overdistributed) Net
 Investment Income
 (Operating Loss)......  $    70,896   $     1,667      $     3,629    $        --
                         ===========   ===========      ===========    ===========



/(a) /Period from November 29, 2000 (date operations commenced) through October
  31, 2001.
/(b) /Period from February 27, 2001 (inception date of Class) through October
  31, 2001.
/(c) /Period from November 27, 2000 (date operations commenced) through October
  31, 2001.
See accompanying notes.

                      STATEMENTS OF CHANGES IN NET ASSETS
                         PRINCIPAL INVESTORS FUND, INC.
                    YEARS ENDED OCTOBER 31, EXCEPT AS NOTED
 -------------------------------------------------------------------------------

                                   LARGECAP
                                S&P 500 INDEX                     LARGECAP
                                     FUND                        VALUE FUND
---------------------------------------------------------------------------------------
                            YEAR           PERIODS          YEAR           PERIODS
                            ENDED           ENDED          ENDED            ENDED
                         OCTOBER 31,     OCTOBER 31,    OCTOBER 31,      OCTOBER 31,
                            2002         2001 /(A)/         2002         2001 /(A)/
                        -------------  ---------------  ------------  -----------------
---------------------------------------------------------------------------------------
OPERATIONS
Net investment income
 (operating loss).....  $    475,400   $    52,280      $   277,521    $    60,201
Net realized gain
 (loss) from
 investment
 transactions and
 foreign currency
 transactions.........    (1,770,758)     (200,708)      (3,038,449)      (334,377)
Change in unrealized
 appreciation/depreciation
 of investments and
 translation of assets
 and liabilities in
 foreign currencies....   (15,628,791)   (2,442,292)        (611,015)      (469,456)
                         ------------   -----------      -----------    -----------
Net Increase (Decrease)
          in Net Assets
         Resulting from
             Operations   (16,924,149)   (2,590,720)      (3,371,943)      (743,632)
DIVIDENDS AND
 DISTRIBUTIONS TO
 SHAREHOLDERS
From net investment
 income:
 Advisors Preferred....        (5,468)         (147)          (6,181)          (116)
 Advisors Select.......        (3,847)         (147)          (8,832)          (116)
 Class J...............       (26,767)           --           (2,399)            --
 Institutional.........           (98)           --          (37,850)            --
 Preferred.............       (25,293)       (6,909)          (9,775)        (5,452)
 Select................        (7,450)         (147)          (8,450)          (116)
                         ------------   -----------      -----------    -----------
    Total Dividends and
          Distributions       (68,923)       (7,350)         (73,487)        (5,800)
CAPITAL SHARE
 TRANSACTIONS
Shares sold:
 Advisors Preferred....     6,541,754     1,209,781               --      1,281,074
 Advisors Select.......     1,364,233     1,314,071          103,443      3,030,747
 Class J...............    67,813,175    15,365,990/(b)/   3,842,041     1,351,800/(b)/
 Institutional.........            --       10,075/(b)/   28,184,730     2,387,330/(b)/
 Preferred.............    43,227,326     6,087,337        4,127,643      4,699,967
 Select................       260,147     1,209,739               --      1,281,038
Shares issued in
 reinvestment of
 dividends and
 distributions:
 Advisors Select.......           356            --            4,791             --
 Class J...............        26,639            --            2,270             --
 Institutional.........            --            --           37,746             --
 Preferred.............        16,531            --               --             --
Shares redeemed:
 Advisors Preferred....      (492,209)           --               --             --
 Advisors Select.......      (179,003)      (29,372)        (409,628)      (230,947)
 Class J...............    (8,960,865)     (808,931)/(b)/   (777,207)      (149,368)/(b)/
 Institutional.........            --            --         (959,493)      (351,382)/(b)/
 Preferred.............    (9,639,350)   (3,329,256)      (1,085,755)    (3,543,150)
 Select................          (160)           --               --             --
                         ------------   -----------      -----------    -----------
Net Increase (Decrease)
     in Net Assets from
          Capital Share
           Transactions    99,978,574    21,029,434       33,070,581      9,757,109
                         ------------   -----------      -----------    -----------
         Total Increase
             (Decrease)    82,985,502    18,431,364       29,625,151      9,007,677
NET ASSETS
Beginning of period....    18,431,364            --        9,007,677             --
                         ------------   -----------      -----------    -----------
End of period
 (including
 undistributed net
 investment income as
 set forth below)......  $101,416,866   $18,431,364      $38,632,828    $ 9,007,677
                         ============   ===========      ===========    ===========
Undistributed
 (Overdistributed) Net
 Investment Income
 (Operating Loss)......  $    447,105   $    44,930      $   258,082    $    54,401
                         ============   ===========      ===========    ===========



/(a) /Period from December 1, 2000 (date operations commenced) through October
  31, 2001.
/(b) /Period from February 27, 2001 (inception date of Class) through October
  31, 2001.
See accompanying notes.

                      STATEMENTS OF CHANGES IN NET ASSETS
                         PRINCIPAL INVESTORS FUND, INC.
                    YEARS ENDED OCTOBER 31, EXCEPT AS NOTED
 -------------------------------------------------------------------------------

                                   MIDCAP                         MIDCAP
                                 BLEND FUND                     GROWTH FUND
--------------------------------------------------------------------------------------
                            YEAR          PERIODS          YEAR           PERIODS
                           ENDED           ENDED          ENDED            ENDED
                        OCTOBER 31,     OCTOBER 31,    OCTOBER 31,      OCTOBER 31,
                            2002        2001 /(A)/         2002         2001 /(C)/
                        ------------  ---------------  ------------  -----------------
--------------------------------------------------------------------------------------
OPERATIONS
Net investment income
 (operating loss).....  $    20,067   $    20,077      $   (65,795)   $   (29,607)
Net realized gain
 (loss) from
 investment
 transactions and
 foreign currency
 transactions.........     (732,518)     (272,519)      (1,917,981)    (2,603,612)
Change in unrealized
 appreciation/depreciation
 of investments and
 translation of assets
 and liabilities in
 foreign currencies....     (440,913)     (297,333)        (680,355)       325,008
                         -----------   -----------      -----------    -----------
Net Increase (Decrease)
          in Net Assets
         Resulting from
             Operations   (1,153,364)     (549,775)      (2,664,131)    (2,308,211)
DIVIDENDS AND
 DISTRIBUTIONS TO
 SHAREHOLDERS
From net investment
 income:
 Advisors Preferred....       (2,875)         (170)              --             --
 Advisors Select.......         (754)         (170)              --             --
 Institutional.........          (80)           --               --             --
 Preferred.............       (6,775)       (7,990)              --             --
 Select................       (5,250)         (170)              --             --
Tax return of capital
 distributions:
 Advisors Preferred....           --            --               --            (12)
 Advisors Select.......           --            --               --            (12)
 Preferred.............           --            --               --           (564)
 Select................           --            --               --            (12)
                         -----------   -----------      -----------    -----------
    Total Dividends and
          Distributions      (15,734)       (8,500)              --           (600)
CAPITAL SHARE
 TRANSACTIONS
Shares sold:
 Advisors Preferred....    1,179,281     1,269,574               --      1,118,921
 Advisors Select.......        6,364     1,275,787           19,515      1,140,368
 Class J...............   13,533,560    2,959,165/(b)/    5,261,041     1,755,536/(b)/
 Institutional.........           --       10,072/(b)/           --        10,517/(b)/
 Preferred.............      238,740     4,700,000           11,213      4,700,000
 Select................           --     1,269,538               --      1,118,890
Shares redeemed:
 Advisors Preferred....      (92,014)           --          (87,500)            --
 Advisors Select.......         (776)       (1,310)         (91,547)        (5,689)
 Class J...............   (1,896,434)     (172,527)/(b)/   (794,572)       (62,913)/(b)/
 Preferred.............           --    (3,508,650)         (92,426)    (3,056,700)
 Select................           --            --          (87,500)            --
                         -----------   -----------      -----------    -----------
Net Increase (Decrease)
     in Net Assets from
          Capital Share
           Transactions   12,968,721     7,801,649        4,138,224      6,718,930
                         -----------   -----------      -----------    -----------
         Total Increase
             (Decrease)   11,799,623     7,243,374        1,474,093      4,410,119
NET ASSETS
Beginning of period....    7,243,374            --        4,410,119             --
                         -----------   -----------      -----------    -----------
End of period
 (including
 undistributed net
 investment income as
 set forth below)......  $19,042,997   $ 7,243,374      $ 5,884,212    $ 4,410,119
                         ===========   ===========      ===========    ===========
Undistributed
 (Overdistributed) Net
 Investment Income
 (Operating Loss)......  $    15,511   $    11,577      $        --    $        --
                         ===========   ===========      ===========    ===========



/(a) /Period from December 1, 2000 (date operations commenced) through October
  31, 2001.
/(b) /Period from February 27, 2001 (inception date of Class) through October
  31, 2001.
/(c) /Period from November 27, 2000 (date operations commenced) through October
  31, 2001.

See accompanying notes.

                      STATEMENTS OF CHANGES IN NET ASSETS
                         PRINCIPAL INVESTORS FUND, INC.
                    YEARS ENDED OCTOBER 31, EXCEPT AS NOTED
 -------------------------------------------------------------------------------

                                   MIDCAP
                                S&P 400 INDEX                     MIDCAP
                                    FUND                        VALUE FUND
--------------------------------------------------------------------------------------
                            YEAR          PERIODS          YEAR           PERIODS
                           ENDED           ENDED          ENDED            ENDED
                        OCTOBER 31,     OCTOBER 31,    OCTOBER 31,      OCTOBER 31,
                            2002        2001 /(A)/         2002         2001 /(C)/
                        ------------  ---------------  ------------  -----------------
--------------------------------------------------------------------------------------
OPERATIONS
Net investment income
 (operating loss).....  $    53,688   $    25,691      $    47,040    $    34,023
Net realized gain
 (loss) from
 investment
 transactions and
 foreign currency
 transactions.........       40,668       (11,861)      (1,068,905)       246,153
Change in unrealized
 appreciation/depreciation
 of investments and
 translation of assets
 and liabilities in
 foreign currencies....   (2,107,304)     (629,832)        (656,290)      (546,456)
                         -----------   -----------      -----------    -----------
Net Increase (Decrease)
          in Net Assets
         Resulting from
             Operations   (2,012,948)     (616,002)      (1,678,155)      (266,280)
DIVIDENDS AND
 DISTRIBUTIONS TO
 SHAREHOLDERS
From net investment
 income:
 Advisors Preferred....       (4,546)         (158)          (6,156)          (159)
 Advisors Select.......       (2,264)         (158)          (3,791)          (159)
 Class J...............           --            --           (4,671)            --
 Institutional.........          (93)           --             (103)            --
 Preferred.............       (8,585)       (7,426)         (10,125)        (7,473)
 Select................       (6,956)         (158)          (8,662)          (159)
From net realized gain
 on investments and
 foreign currency
 transactions:
 Advisors Preferred....       (8,766)           --          (33,179)            --
 Advisors Select.......       (8,758)           --          (33,178)            --
 Class J...............      (19,685)           --         (113,241)            --
 Institutional.........          (69)           --             (251)            --
 Preferred.............       (8,834)           --          (33,150)            --
 Select................       (8,758)           --          (33,150)            --
                         -----------   -----------      -----------    -----------
    Total Dividends and
          Distributions      (77,314)       (7,900)        (279,657)        (7,950)
CAPITAL SHARE
 TRANSACTIONS
Shares sold:
 Advisors Preferred....      331,766     1,299,388          622,917      1,323,625
 Advisors Select.......      267,279     1,299,456               --      1,323,588
 Class J...............    6,160,011    2,506,919/(b)/   22,038,559     3,552,085/(b)/
 Institutional.........           --       10,177/(b)/           --        10,051/(b)/
 Preferred.............    8,426,340     4,707,687            1,055      4,700,000
 Select................       12,790     1,299,438               --      1,323,588
Shares issued in
 reinvestment of
 dividends and
 distributions:
 Class J...............       18,977            --          114,911             --
 Preferred.............          319            --               --             --
Shares redeemed:
 Advisors Preferred....       (6,685)           --         (554,831)            --
 Advisors Select.......       (1,522)          (14)        (500,000)            --
 Class J...............   (1,030,707)     (136,388)/(b)/ (2,619,657)      (200,373)/(b)/
 Preferred.............   (1,469,772)   (3,598,350)        (500,597)    (3,670,800)
 Select................          (14)           --         (500,000)            --
                         -----------   -----------      -----------    -----------
Net Increase (Decrease)
     in Net Assets from
          Capital Share
           Transactions   12,708,782     7,388,313       18,102,357      8,361,764
                         -----------   -----------      -----------    -----------
         Total Increase
             (Decrease)   10,618,520     6,764,411       16,144,545      8,087,534
NET ASSETS
Beginning of period....    6,764,411            --        8,087,534             --
                         -----------   -----------      -----------    -----------
End of period
 (including
 undistributed net
 investment income as
 set forth below)......  $17,382,931   $ 6,764,411      $24,232,079    $ 8,087,534
                         ===========   ===========      ===========    ===========
Undistributed
 (Overdistributed) Net
 Investment Income
 (Operating Loss)......  $    49,035   $    17,791      $    37,296    $    26,073
                         ===========   ===========      ===========    ===========



/(a) /Period from December 1, 2000 (date operations commenced) through October
  31, 2001.
/(b) /Period from February 27, 2001 (inception date of Class) through October
  31, 2001.
/(c) /Period from November 29, 2000 (date operations commenced) through October
  31, 2001.
See accompanying notes.

                      STATEMENTS OF CHANGES IN NET ASSETS
                         PRINCIPAL INVESTORS FUND, INC.
                    YEARS ENDED OCTOBER 31, EXCEPT AS NOTED
 -------------------------------------------------------------------------------

                                    MONEY                          PARTNERS
                                    MARKET                         LARGECAP
                                     FUND                         BLEND FUND
----------------------------------------------------------------------------------------
                            YEAR           PERIODS          YEAR            PERIODS
                            ENDED           ENDED           ENDED            ENDED
                         OCTOBER 31,     OCTOBER 31,     OCTOBER 31,      OCTOBER 31,
                            2002         2001 /(A)/         2002          2001 /(C)/
                        -------------  ---------------  -------------  -----------------
----------------------------------------------------------------------------------------
OPERATIONS
Net investment income
 (operating loss).....  $    203,096   $   254,087      $    793,876    $   109,580
Net realized gain
 (loss) from
 investment
 transactions and
 foreign currency
 transactions.........            --            --        (6,948,453)      (477,203)
Change in unrealized
 appreciation/depreciation
 of investments and
 translation of assets
 and liabilities in
 foreign currencies....            --            --        (5,061,993)    (1,657,350)
                         ------------   -----------      ------------    -----------
Net Increase (Decrease)
          in Net Assets
         Resulting from
             Operations       203,096       254,087       (11,216,570)    (2,024,973)
DIVIDENDS AND
 DISTRIBUTIONS TO
 SHAREHOLDERS
From net investment
 income:
 Advisors Preferred....        (9,714)       (3,667)           (1,530)          (183)
 Advisors Select.......        (4,954)      (12,551)               --           (183)
 Class J...............      (121,349)      (46,367)/(b)/          --             --
 Institutional.........        (9,555)       (1,665)/(b)/    (136,961)        (8,418)
 Preferred.............       (56,275)     (185,992)           (4,504)          (183)
 Select................        (1,249)       (3,845)           (3,353)          (183)
                         ------------   -----------      ------------    -----------
    Total Dividends and
          Distributions      (203,096)     (254,087)         (146,348)        (9,150)
CAPITAL SHARE
 TRANSACTIONS
Shares sold:
 Advisors Preferred....     8,690,975       100,000           263,046      1,036,166
 Advisors Select.......       587,541       867,307           889,737      1,062,712
 Class J...............    42,715,709    7,883,440/(b)/     6,060,083       625,775/(b)/
 Institutional.........     1,682,840      232,980/(b)/   150,526,683     21,244,643
 Preferred.............     2,496,062     4,700,000         4,271,997      1,036,000
 Select................            --       100,000                --      1,036,000
Shares issued in
 reinvestment of
 dividends and
 distributions:
 Advisors Preferred....         5,553            --                --             --
 Advisors Select.......         4,047         9,106                --             --
 Class J...............       119,305       43,997/(b)/            --             --
 Institutional.........         9,472        1,405/(b)/       129,941             --
 Preferred.............         9,359            --                --             --
Shares redeemed:
 Advisors Preferred....    (6,726,437)           --              (432)            --
 Advisors Select.......      (695,049)     (209,272)         (342,679)        (6,955)
 Class J...............   (13,308,845)     (658,994)/(b)/    (750,141)       (20,952)/(b)/
 Institutional.........      (355,877)      (48,316)/(b)/ (16,670,717)    (4,713,898)
 Preferred.............    (5,256,482)           --        (1,350,861)            --
 Select................       (90,000)           --                --             --
                         ------------   -----------      ------------    -----------
Net Increase (Decrease)
     in Net Assets from
          Capital Share
           Transactions    29,888,173    13,021,653       143,026,657     21,299,491
                         ------------   -----------      ------------    -----------
         Total Increase
             (Decrease)    29,888,173    13,021,653       131,663,739     19,265,368
NET ASSETS
Beginning of period....    13,021,653            --        19,265,368             --
                         ------------   -----------      ------------    -----------
End of period
 (including
 undistributed net
 investment income as
 set forth below)......  $ 42,909,826   $13,021,653      $150,929,107    $19,265,368
                         ============   ===========      ============    ===========
Undistributed
 (Overdistributed) Net
 Investment Income
 (Operating Loss)......  $         --   $        --      $    730,071    $   100,430
                         ============   ===========      ============    ===========



/(a) /Period from November 28, 2000 (date operations commenced) through October
  31, 2001.
/(b) /Period from February 27, 2001 (inception date of Class) through October
  31, 2001.
/(c) /Period from November 29, 2000 (date operations commenced) through October
  31, 2001.
See accompanying notes.

                      STATEMENTS OF CHANGES IN NET ASSETS
                         PRINCIPAL INVESTORS FUND, INC.
                    YEARS ENDED OCTOBER 31, EXCEPT AS NOTED
 -------------------------------------------------------------------------------

                                  PARTNERS                        PARTNERS
                               LARGECAP BLEND                 LARGECAP GROWTH
                                   FUND I                          FUND I
---------------------------------------------------------------------------------------
                            YEAR          PERIODS          YEAR            PERIODS
                           ENDED           ENDED           ENDED            ENDED
                        OCTOBER 31,     OCTOBER 31,     OCTOBER 31,      OCTOBER 31,
                            2002        2001 /(A)/         2002          2001 /(A)/
                        ------------  ---------------  -------------  -----------------
---------------------------------------------------------------------------------------
OPERATIONS
Net investment income
 (operating loss).....  $    32,737   $    24,562      $    334,094    $   (10,078)
Net realized gain
 (loss) from
 investment
 transactions and
 foreign currency
 transactions.........   (1,673,925)     (448,670)      (50,158,382)    (1,470,712)
Change in unrealized
 appreciation/depreciation
 of investments and
 translation of assets
 and liabilities in
 foreign currencies....   (1,232,923)   (1,113,943)       (4,609,606)         1,190
                         -----------   -----------      ------------    -----------
Net Increase (Decrease)
          in Net Assets
         Resulting from
             Operations   (2,874,111)   (1,538,051)      (54,433,894)    (1,479,600)
DIVIDENDS AND
 DISTRIBUTIONS TO
 SHAREHOLDERS
From net investment
 income:
 Advisors Preferred....       (4,725)          (89)               --             --
 Advisors Select.......       (3,015)          (89)               --             --
 Class J...............       (4,405)           --                --             --
 Institutional.........          (94)           --                --             --
 Preferred.............       (7,863)       (4,183)               --             --
 Select................       (6,637)          (89)               --             --
Tax return of capital
 distributions:
 Advisors Preferred....           --            --                --            (44)
 Advisors Select.......           --            --                --            (44)
 Institutional.........           --            --                --         (2,024)
 Preferred.............           --            --                --            (44)
 Select................           --            --                --            (44)
                         -----------   -----------      ------------    -----------
    Total Dividends and
          Distributions      (26,739)       (4,450)               --         (2,200)
CAPITAL SHARE
 TRANSACTIONS
Shares sold:
 Advisors Preferred....      679,772     1,152,271         4,114,416        909,100
 Advisors Select.......            2     1,152,239         2,086,027      1,027,526
 Class J...............    9,462,754    3,038,048/(b)/     4,863,513     1,208,501/(b)/
 Institutional.........           --       10,090/(b)/   345,532,196     16,243,406
 Preferred.............      935,645     4,700,000        20,036,356        909,100
 Select................           --     1,152,239           175,154        909,100
Shares issued in
 reinvestment of
 dividends and
 distributions:
 Class J...............        4,306            --                --             --
Shares redeemed:
 Advisors Preferred....      (86,767)           --           (29,291)            --
 Advisors Select.......           --            --          (913,140)       (49,811)
 Class J...............   (1,356,664)     (126,153)/(b)/    (699,369)       (58,685)/(b)/
 Institutional.........           --            --       (15,397,600)    (4,277,981)
 Preferred.............      (55,910)   (3,156,750)       (4,763,469)            --
                         -----------   -----------      ------------    -----------
Net Increase (Decrease)
     in Net Assets from
          Capital Share
           Transactions    9,583,138     7,921,984       355,004,793     16,820,256
                         -----------   -----------      ------------    -----------
         Total Increase
             (Decrease)    6,682,288     6,379,483       300,570,899     15,338,456
NET ASSETS
Beginning of period....    6,379,483            --        15,338,456             --
                         -----------   -----------      ------------    -----------
End of period
 (including
 undistributed net
 investment income as
 set forth below)......  $13,061,771   $ 6,379,483      $315,909,355    $15,338,456
                         ===========   ===========      ============    ===========
Undistributed
 (Overdistributed) Net
 Investment Income
 (Operating Loss)......  $    26,110   $    20,112      $    334,094    $        --
                         ===========   ===========      ============    ===========



/(a) /Period from November 28, 2000 (date operations commenced) through October
  31, 2001.
/(b) /Period from February 27, 2001 (inception date of Class) through October
  31, 2001.
See accompanying notes.

                      STATEMENTS OF CHANGES IN NET ASSETS
                         PRINCIPAL INVESTORS FUND, INC.
                    YEARS ENDED OCTOBER 31, EXCEPT AS NOTED
 -------------------------------------------------------------------------------

                                  PARTNERS                        PARTNERS
                               LARGECAP GROWTH                 LARGECAP VALUE
                                   FUND II                          FUND
---------------------------------------------------------------------------------------
                            YEAR          PERIODS          YEAR            PERIODS
                           ENDED           ENDED           ENDED            ENDED
                        OCTOBER 31,     OCTOBER 31,     OCTOBER 31,      OCTOBER 31,
                            2002        2001 /(A)/         2002          2001 /(C)/
                        ------------  ---------------  -------------  -----------------
---------------------------------------------------------------------------------------
OPERATIONS
Net investment income
 (operating loss).....  $   (38,091)  $   (19,604)     $  4,091,578    $   113,467
Net realized gain
 (loss) from
 investment
 transactions and
 foreign currency
 transactions.........   (1,261,795)   (1,403,301)       (7,740,401)       135,460
Change in unrealized
 appreciation/depreciation
 of investments and
 translation of assets
 and liabilities in
 foreign currencies....      (30,177)      (74,314)      (75,745,607)      (739,264)
                         -----------   -----------      ------------    -----------
Net Increase (Decrease)
          in Net Assets
         Resulting from
             Operations   (1,330,063)   (1,497,219)      (79,394,430)      (490,337)
DIVIDENDS AND
 DISTRIBUTIONS TO
 SHAREHOLDERS
From net investment
 income:
 Advisors Preferred....           --            --                --           (268)
 Advisors Select.......           --            --                --           (268)
 Institutional.........           --            --          (198,033)       (12,328)
 Preferred.............           --            --            (3,241)          (268)
 Select................           --            --            (1,892)          (268)
From net realized gain
 on investments and
 foreign currency
 transactions:
 Advisors Preferred....           --            --            (4,097)            --
 Advisors Select.......           --            --            (4,097)            --
 Class J...............           --            --            (4,203)            --
 Institutional.........           --            --          (114,771)            --
 Preferred.............           --            --            (4,115)            --
 Select................           --            --            (4,093)            --
Tax return of capital
 distributions:
 Advisors Preferred....           --           (48)               --             --
 Advisors Select.......           --           (48)               --             --
 Institutional.........           --        (2,208)               --             --
 Preferred.............           --           (48)               --             --
 Select................           --           (48)               --             --
                         -----------   -----------      ------------    -----------
    Total Dividends and
          Distributions           --        (2,400)         (338,542)       (13,400)
CAPITAL SHARE
 TRANSACTIONS
Shares sold:
 Advisors Preferred....           --       892,000         1,770,110      1,078,300
 Advisors Select.......           --       892,000         4,236,318      1,078,300
 Class J...............    2,787,493      792,880/(b)/     6,720,463       819,925/(b)/
 Institutional.........    2,007,398     7,403,524       510,565,455     32,593,158
 Preferred.............      210,962       892,000        14,148,076      1,078,300
 Select................           --       892,000            40,598      1,078,300
Shares issued in
 reinvestment of
 dividends and
 distributions:
 Class J...............           --            --             3,833             --
 Institutional.........           --            --           302,573             --
 Preferred.............           --            --                40             --
Shares redeemed:
 Advisors Preferred....           --            --           (63,136)            --
 Advisors Select.......           --            --        (1,110,524)            --
 Class J...............     (464,225)      (38,111)/(b)/    (803,304)       (63,631)/(b)/
 Institutional.........   (1,686,846)   (3,378,422)      (15,710,771)    (8,356,707)
 Preferred.............          (20)           --        (3,653,605)            --
                         -----------   -----------      ------------    -----------
Net Increase (Decrease)
     in Net Assets from
          Capital Share
           Transactions    2,854,762     8,347,871       516,446,126     29,305,945
                         -----------   -----------      ------------    -----------
         Total Increase
             (Decrease)    1,524,699     6,848,252       436,713,154     28,802,208
NET ASSETS
Beginning of period....    6,848,252            --        28,802,208             --
                         -----------   -----------      ------------    -----------
End of period
 (including
 undistributed net
 investment income as
 set forth below)......  $ 8,372,951   $ 6,848,252      $465,515,362    $28,802,208
                         ===========   ===========      ============    ===========
Undistributed
 (Overdistributed) Net
 Investment Income
 (Operating Loss)......  $     2,044   $      (124)     $  3,975,344    $   100,067
                         ===========   ===========      ============    ===========



/(a) /Period from November 30, 2000 (date operations commenced) through October
  31, 2001.
/(b) /Period from February 27, 2001 (inception date of Class) through October
  31, 2001.
/(c) /Period from November 27, 2000 (date operations commenced) through October
  31, 2001.
See accompanying notes.

                      STATEMENTS OF CHANGES IN NET ASSETS
                         PRINCIPAL INVESTORS FUND, INC.
                    YEARS ENDED OCTOBER 31, EXCEPT AS NOTED
 -------------------------------------------------------------------------------

                                PARTNERS                     PARTNERS
                              MIDCAP BLEND                    MIDCAP
                                  FUND                      GROWTH FUND
----------------------------------------------------------------------------------
                            YEAR        PERIOD         YEAR           PERIODS
                           ENDED         ENDED        ENDED            ENDED
                        OCTOBER 31,   OCTOBER 31,  OCTOBER 31,      OCTOBER 31,
                            2002      2001 /(A)/       2002         2001 /(B)/
                        ------------  -----------  ------------  -----------------
----------------------------------------------------------------------------------
OPERATIONS
Net investment income
 (operating loss).....  $   (54,593)  $  (20,064)  $   (77,945)   $   (46,014)
Net realized gain
 (loss) from
 investment
 transactions.........   (1,196,068)    (332,813)   (1,310,316)    (2,214,095)
Change in unrealized
 appreciation/depreciation
 of investments and
 translation of assets
 and liabilities in
 foreign currencies....   (1,090,717)    (323,322)      (31,521)       364,123
                         -----------   ----------   -----------    -----------
Net Increase (Decrease)
          in Net Assets
         Resulting from
             Operations   (2,341,378)    (676,199)   (1,419,782)    (1,895,986)
CAPITAL SHARE
 TRANSACTIONS
Shares sold:
 Advisors Preferred....           --      835,000       606,805      1,151,121
 Advisors Select.......           --      835,003           226      1,151,087
 Class J...............    2,808,111    1,501,497     3,255,625       884,225/(c)/
 Institutional.........    5,055,002    2,196,153            --        10,371/(c)/
 Preferred.............      144,283      835,000       856,395      4,700,000
 Select................           --      835,000            --      1,151,089
Shares redeemed:
 Advisors Preferred....           --           --       (12,793)            --
 Class J...............     (333,802)     (75,993)     (512,666)       (69,003)/(c)/
 Institutional.........     (486,309)      (2,190)           --             --
 Preferred.............      (13,706)          --      (288,356)    (3,153,300)
                         -----------   ----------   -----------    -----------
Net Increase (Decrease)
     in Net Assets from
          Capital Share
           Transactions    7,173,579    6,959,470     3,905,236      5,825,590
                         -----------   ----------   -----------    -----------
         Total Increase
             (Decrease)    4,832,201    6,283,271     2,485,454      3,929,604
NET ASSETS
Beginning of period....    6,283,271           --     3,929,604             --
                         -----------   ----------   -----------    -----------
End of period
 (including
 undistributed net
 investment income as
 set forth below)......  $11,115,472   $6,283,271   $ 6,415,058    $ 3,929,604
                         ===========   ==========   ===========    ===========
Undistributed
 (Overdistributed) Net
 Investment Income
 (Operating Loss)......  $        --   $       --   $        --    $        --
                         ===========   ==========   ===========    ===========



/(a) /Period from March 1, 2001 (date operations commenced) through October 31,
  2001.
/(b) /Period from November 29, 2000 (date operations commenced) through October
  31, 2001.
/(c) /Period from February 27, 2001 (inception date of Class) through October
  31, 2001.
See accompanying notes.

                      STATEMENTS OF CHANGES IN NET ASSETS
                         PRINCIPAL INVESTORS FUND, INC.
                    YEARS ENDED OCTOBER 31, EXCEPT AS NOTED
 -------------------------------------------------------------------------------

                                  PARTNERS                        PARTNERS
                                   MIDCAP                     SMALLCAP GROWTH
                                 VALUE FUND                        FUND I
---------------------------------------------------------------------------------------
                            YEAR          PERIODS          YEAR            PERIODS
                           ENDED           ENDED           ENDED            ENDED
                        OCTOBER 31,     OCTOBER 31,     OCTOBER 31,      OCTOBER 31,
                            2002        2001 /(A)/         2002          2001 /(A)/
                        ------------  ---------------  -------------  -----------------
---------------------------------------------------------------------------------------
OPERATIONS
Net investment income
 (operating loss).....  $   (42,852)  $    10,141      $   (533,459)   $   (58,570)
Net realized gain
 (loss) from
 investment
 transactions and
 foreign currency
 transactions.........     (582,094)     (396,110)      (27,071,126)    (1,822,952)
Change in unrealized
 appreciation/depreciation
 of investments and
 translation of assets
 and liabilities in
 foreign currencies....   (1,507,179)     (186,062)       (9,734,952)      (161,519)
                         -----------   -----------      ------------    -----------
Net Increase (Decrease)
          in Net Assets
         Resulting from
             Operations   (2,132,125)     (572,031)      (37,339,537)    (2,043,041)
DIVIDENDS AND
 DISTRIBUTIONS TO
 SHAREHOLDERS
From net investment
 income:
 Advisors Preferred....           --           (86)               --             --
 Advisors Select.......           --           (86)               --             --
 Institutional.........       (5,746)       (3,956)               --             --
 Preferred.............          (95)          (86)               --             --
 Select................           --           (86)               --             --
Tax return of capital
 distributions:
 Institutional.........       (6,321)           --                --             --
 Preferred.............         (105)           --                --             --
                         -----------   -----------      ------------    -----------
    Total Dividends and
          Distributions      (12,267)       (4,300)               --             --
CAPITAL SHARE
 TRANSACTIONS
Shares sold:
 Advisors Preferred....      489,123     1,027,900           562,686        896,500
 Advisors Select.......      407,687     1,108,132           349,582        896,500
 Class J...............    4,909,701    1,059,896/(b)/     1,829,621       363,709/(b)/
 Institutional.........   22,729,373     6,899,605       126,413,558     10,633,627
 Preferred.............      730,505     1,027,900         1,073,285        896,500
 Select................           --     1,027,900                 3        896,500
Shares issued in
 reinvestment of
 dividends and
 distributions:
 Institutional.........        9,167            --                --             --
Shares redeemed:
 Advisors Preferred....         (689)           --            (1,253)            --
 Advisors Select.......     (187,093)      (23,832)          (67,438)            --
 Class J...............     (788,079)      (68,463)/(b)/    (307,733)        (6,771)/(b)/
 Institutional.........   (2,868,689)   (3,823,798)       (4,131,191)    (3,689,903)
 Preferred.............     (119,377)           --          (757,364)            --
                         -----------   -----------      ------------    -----------
Net Increase (Decrease)
     in Net Assets from
          Capital Share
           Transactions   25,311,629     8,235,240       124,963,756     10,886,662
                         -----------   -----------      ------------    -----------
         Total Increase
             (Decrease)   23,167,237     7,658,909        87,624,219      8,843,621
NET ASSETS
Beginning of period....    7,658,909            --         8,843,621             --
                         -----------   -----------      ------------    -----------
End of period
 (including
 undistributed net
 investment income as
 set forth below)......  $30,826,146   $ 7,658,909      $ 96,467,840    $ 8,843,621
                         ===========   ===========      ============    ===========
Undistributed
 (Overdistributed) Net
 Investment Income
 (Operating Loss)......  $        --   $     5,841      $         --    $        --
                         ===========   ===========      ============    ===========



/(a) /Period from November 28, 2000 (date operations commenced) through October
  31, 2001.
/(b) /Period from February 27, 2001 (inception date of Class) through October
  31, 2001.
See accompanying notes.

                      STATEMENTS OF CHANGES IN NET ASSETS
                         PRINCIPAL INVESTORS FUND, INC.
                    YEARS ENDED OCTOBER 31, EXCEPT AS NOTED
 -------------------------------------------------------------------------------

                                  PARTNERS                      PARTNERS
                               SMALLCAP GROWTH                  SMALLCAP
                                   FUND II                     VALUE FUND
------------------------------------------------------------------------------------
                            YEAR          PERIODS          YEAR           PERIOD
                           ENDED           ENDED           ENDED          ENDED
                        OCTOBER 31,     OCTOBER 31,     OCTOBER 31,    OCTOBER 31,
                            2002        2001 /(A)/         2002         2001 /(C)/
                        ------------  ---------------  -------------  --------------
------------------------------------------------------------------------------------
OPERATIONS
Net investment income
 (operating loss).....  $   (56,184)  $   (28,273)     $   (230,326)   $   (19,156)
Net realized gain
 (loss) from
 investment
 transactions and
 foreign currency
 transactions.........     (343,678)   (1,439,283)        1,031,666        206,970
Change in unrealized
 appreciation/depreciation
 of investments and
 translation of assets
 and liabilities in
 foreign currencies....       52,853      (465,179)      (32,917,195)      (574,049)
                         -----------   -----------      ------------    -----------
Net Increase (Decrease)
          in Net Assets
         Resulting from
             Operations     (347,009)   (1,932,735)      (32,115,855)      (386,235)
DIVIDENDS AND
 DISTRIBUTIONS TO
 SHAREHOLDERS
From net realized gain
 on investments and
 foreign currency
 transactions:
 Advisors Preferred....           --            --           (12,383)            --
 Advisors Select.......           --            --           (12,383)            --
 Class J...............           --            --           (25,930)            --
 Institutional.........           --            --          (112,291)            --
 Preferred.............           --            --           (12,383)            --
 Select................           --            --           (12,383)            --
Tax return of capital
 distributions:
 Advisors Preferred....           --           (48)               --             --
 Advisors Select.......           --           (48)               --             --
 Institutional.........           --        (2,208)               --             --
 Preferred.............           --           (48)               --             --
 Select................           --           (48)               --             --
                         -----------   -----------      ------------    -----------
    Total Dividends and
          Distributions           --        (2,400)         (187,753)            --
CAPITAL SHARE
 TRANSACTIONS
Shares sold:
 Advisors Preferred....      845,438       867,700           195,507        835,000
 Advisors Select.......           --       867,700           664,924        835,003
 Class J...............    1,153,569      391,808/(b)/     5,341,162      1,541,510
 Institutional.........    7,163,550     5,146,120       168,844,037      8,084,650
 Preferred.............      110,735       867,699         6,107,723        835,000
 Select................           --       867,700                --        835,000
Shares issued in
 reinvestment of
 dividends and
 distributions:
 Class J...............           --            --            13,695             --
 Institutional.........           --            --            99,907             --
Shares redeemed:
 Advisors Preferred....       (2,174)           --            (9,008)            --
 Advisors Select.......           --            --           (34,400)            --
 Class J...............     (173,299)      (22,216)/(b)/  (1,100,805)       (26,565)
 Institutional.........   (1,298,377)   (3,078,572)      (10,659,704)    (2,072,020)
 Preferred.............           --            --          (461,455)            --
                         -----------   -----------      ------------    -----------
Net Increase (Decrease)
     in Net Assets from
          Capital Share
           Transactions    7,799,442     5,907,939       169,001,583     10,867,578
                         -----------   -----------      ------------    -----------
         Total Increase
             (Decrease)    7,452,433     3,972,804       136,697,975     10,481,343
NET ASSETS
Beginning of period....    3,972,804            --        10,481,343             --
                         -----------   -----------      ------------    -----------
End of period
 (including
 undistributed net
 investment income as
 set forth below)......  $11,425,237   $ 3,972,804      $147,179,318    $10,481,343
                         ===========   ===========      ============    ===========
Undistributed
 (Overdistributed) Net
 Investment Income
 (Operating Loss)......  $        --   $        --      $         --    $        --
                         ===========   ===========      ============    ===========



/(a) /Period from November 29, 2000 (date operations commenced) through October
  31, 2001.
/(b) /Period from February 27, 2001 (inception date of Class) through October
  31, 2001.
/(c) /Period from March 1, 2001 (date operations commenced) through October 31,
  2001./ /
See accompanying notes.

                      STATEMENTS OF CHANGES IN NET ASSETS
                         PRINCIPAL INVESTORS FUND, INC.
                    YEARS ENDED OCTOBER 31, EXCEPT AS NOTED
 -------------------------------------------------------------------------------

                                                          PRINCIPAL
                                   PREFERRED               LIFETIME
                                SECURITIES FUND           2010 FUND
-------------------------------------------------------------------------------
                                    PERIOD           YEAR          PERIODS
                                     ENDED          ENDED           ENDED
                                  OCTOBER 31,    OCTOBER 31,     OCTOBER 31,
                                  2002 /(A)/         2002         2001 /(B)/
                                ---------------  ------------  ----------------
-------------------------------------------------------------------------------
OPERATIONS
Net investment income
 (operating loss).............   $   297,612     $   609,045    $   36,297
Net realized gain (loss) from
 investment transactions and
 foreign currency transactions      (125,273)        (87,727)            5
Change in unrealized
 appreciation/depreciation of
 investments and translation
 of assets and liabilities in
 foreign currencies...........         8,365      (1,899,911)      (73,349)
                                 -----------     -----------    ----------
Net Increase (Decrease) in Net
         Assets Resulting from
                    Operations       180,704      (1,378,593)      (37,047)
DIVIDENDS AND DISTRIBUTIONS TO
 SHAREHOLDERS
From net investment income:
 Advisors Preferred...........            --            (101)           --
 Advisors Select..............            --             (84)           --
 Class J......................            --          (6,653)           --
 Institutional................            --        (126,781)           --
 Preferred....................            --            (132)           --
 Select.......................            --            (120)           --
                                 -----------     -----------    ----------
           Total Dividends and
                 Distributions            --        (133,871)           --
CAPITAL SHARE TRANSACTIONS
Shares sold:
 Advisors Preferred...........            --       2,481,138        10,000
 Advisors Select..............            --           2,204        10,003
 Class J......................            --       5,406,654      500,873/(c)/
 Institutional................    12,995,787      33,474,531     4,381,514
 Preferred....................            --         341,003        10,000
 Select.......................            --              --        10,000
Shares issued in reinvestment
 of dividends and
 distributions:
 Class J......................            --           6,008            --
 Institutional................            --         126,623            --
Shares redeemed:
 Advisors Preferred...........            --          (3,432)           --
 Class J......................            --        (611,634)       (8,468)/(c)/
 Institutional................      (327,526)     (1,484,274)      (11,021)
 Preferred....................            --         (17,064)           --
                                 -----------     -----------    ----------
Net Increase (Decrease) in Net
     Assets from Capital Share
                  Transactions    12,668,261      39,721,757     4,902,901
                                 -----------     -----------    ----------
     Total Increase (Decrease)    12,848,965      38,209,293     4,865,854
NET ASSETS
Beginning of period...........            --       4,865,854            --
                                 -----------     -----------    ----------
End of period (including
 undistributed net investment
 income as set forth below)...   $12,848,965     $43,075,147    $4,865,854
                                 ===========     ===========    ==========
Undistributed
 (Overdistributed) Net
 Investment Income (Operating
 Loss)........................   $   297,612     $   511,476    $   36,297
                                 ===========     ===========    ==========



/(a) /Period from May 1, 2002 (date operations commenced) through October 31,
  2002.
/(b) /Period from March 1, 2001 (date operations commenced) through October 31,
  2001.
/(c) /Period from June 15, 2001, date shares first offered, through October 31,
  2001.
See accompanying notes.

                      STATEMENTS OF CHANGES IN NET ASSETS
                         PRINCIPAL INVESTORS FUND, INC.
                    YEARS ENDED OCTOBER 31, EXCEPT AS NOTED
 -------------------------------------------------------------------------------

                                 PRINCIPAL                     PRINCIPAL
                                  LIFETIME                      LIFETIME
                                 2020 FUND                     2030 FUND
------------------------------------------------------------------------------------
                            YEAR         PERIODS          YEAR          PERIODS
                           ENDED          ENDED          ENDED           ENDED
                        OCTOBER 31,    OCTOBER 31,    OCTOBER 31,     OCTOBER 31,
                            2002        2001 /(A)/        2002         2001 /(A)/
                        ------------  --------------  ------------  ----------------
------------------------------------------------------------------------------------
OPERATIONS
Net investment income
 (operating loss).....  $   582,731   $   16,445      $   356,742    $   15,477
Net realized gain
 (loss) from
 investment
 transactions and
 foreign currency
 transactions.........      (56,499)          --         (159,503)      (49,484)
Change in unrealized
 appreciation/depreciation
 of investments and
 translation of assets
 and liabilities in
 foreign currencies....   (3,337,449)     (51,941)      (2,945,544)      (30,181)
                         -----------   ----------      -----------    ----------
Net Increase (Decrease)
          in Net Assets
         Resulting from
             Operations   (2,811,217)     (35,496)      (2,748,305)      (64,188)
DIVIDENDS AND
 DISTRIBUTIONS TO
 SHAREHOLDERS
From net investment
 income:
 Advisors Preferred....          (80)          --              (86)           --
 Advisors Select.......          (63)          --              (70)           --
 Class J...............       (9,377)          --           (9,705)           --
 Institutional.........      (88,640)          --          (78,186)           --
 Preferred.............         (112)          --             (118)           --
 Select................         (100)          --             (106)           --
                         -----------   ----------      -----------    ----------
    Total Dividends and
          Distributions      (98,372)          --          (88,271)           --
CAPITAL SHARE
 TRANSACTIONS
Shares sold:
 Advisors Preferred....    2,153,340       10,000          670,716        10,000
 Advisors Select.......       63,748       10,003            4,136        10,003
 Class J...............    9,481,628    1,186,427/(b)/   8,263,082      889,283/(b)/
 Institutional.........   42,392,337    2,872,558       32,510,666     4,400,771
 Preferred.............      723,221       10,000          945,392        10,000
 Select................           --       10,000               --        10,000
Shares issued in
 reinvestment of
 dividends and
 distributions:
 Class J...............        8,932           --            9,177            --
 Institutional.........       88,502           --           78,043            --
Shares redeemed:
 Advisors Preferred....     (208,430)          --          (19,875)           --
 Class J...............   (1,419,700)     (18,937)/(b)/   (831,753)      (30,831)/(b)/
 Institutional.........     (751,462)     (32,439)      (2,435,291)     (541,477)
 Preferred.............       (8,024)          --          (47,389)           --
                         -----------   ----------      -----------    ----------
Net Increase (Decrease)
     in Net Assets from
          Capital Share
           Transactions   52,524,092    4,047,612       39,146,904     4,757,749
                         -----------   ----------      -----------    ----------
         Total Increase
             (Decrease)   49,614,503    4,012,116       36,310,328     4,693,561
NET ASSETS
Beginning of period....    4,012,116           --        4,693,561            --
                         -----------   ----------      -----------    ----------
End of period
 (including
 undistributed net
 investment income as
 set forth below)......  $53,626,619   $4,012,116      $41,003,889    $4,693,561
                         ===========   ==========      ===========    ==========
Undistributed
 (Overdistributed) Net
 Investment Income
 (Operating Loss)......  $   500,804   $   16,445      $   284,239    $   15,477
                         ===========   ==========      ===========    ==========



/(a) /Period from March 1, 2001 (date operations commenced) through October 31,
  2001.
/(b) /Period from June 15, 2001, date shares first offered, through October 31,
  2001.
See accompanying notes.

                      STATEMENTS OF CHANGES IN NET ASSETS
                         PRINCIPAL INVESTORS FUND, INC.
                    YEARS ENDED OCTOBER 31, EXCEPT AS NOTED
 -------------------------------------------------------------------------------

                                  PRINCIPAL                     PRINCIPAL
                                LIFETIME 2040                 LIFETIME 2050
                                    FUND                          FUND
------------------------------------------------------------------------------------
                            YEAR          PERIODS         YEAR          PERIODS
                           ENDED           ENDED          ENDED          ENDED
                        OCTOBER 31,     OCTOBER 31,    OCTOBER 31,    OCTOBER 31,
                            2002        2001 /(A)/        2002         2001 /(A)/
                        ------------  ---------------  -----------  ----------------
------------------------------------------------------------------------------------
OPERATIONS
Net investment income
 (operating loss).....  $   140,759   $     6,889      $   53,927    $    4,907
Net realized gain
 (loss) from
 investment
 transactions and
 foreign currency
 transactions.........      (86,118)      (47,756)         (6,905)      (27,791)
Change in unrealized
 appreciation/depreciation
 of investments and
 translation of assets
 and liabilities in
 foreign currencies....   (1,729,228)      116,352        (895,410)      (96,015)
                         -----------   -----------      ----------    ----------
Net Increase (Decrease)
          in Net Assets
         Resulting from
             Operations   (1,674,587)       75,485        (848,388)     (118,899)
DIVIDENDS AND
 DISTRIBUTIONS TO
 SHAREHOLDERS
From net investment
 income:
 Advisors Preferred....          (79)           --             (82)           --
 Advisors Select.......          (61)           --             (66)           --
 Class J...............       (3,139)           --          (2,555)           --
 Institutional.........      (55,389)           --         (37,009)           --
 Preferred.............         (111)           --            (114)           --
 Select................          (99)           --            (102)           --
From net realized gain
 on investments and
 foreign currency
 transactions:
 Advisors Preferred....           (5)           --              --            --
 Advisors Select.......           (5)           --              --            --
 Class J...............         (286)           --              --            --
 Institutional.........       (1,952)           --              --            --
 Preferred.............           (5)           --              --            --
 Select................           (5)           --              --            --
                         -----------   -----------      ----------    ----------
    Total Dividends and
          Distributions      (61,136)           --         (39,928)           --
CAPITAL SHARE
 TRANSACTIONS
Shares sold:
 Advisors Preferred....       41,424        10,000              80        10,000
 Advisors Select.......       56,181        10,003           9,435        10,003
 Class J...............    3,687,049      377,371/(b)/     733,405      292,056/(b)/
 Institutional.........   14,345,201     4,676,454       5,117,090     2,692,577
 Preferred.............      195,635        10,000          26,573        10,000
 Select................           --        10,000              --        10,000
Shares issued in
 reinvestment of
 dividends and
 distributions:
 Class J...............        2,944            --           2,075            --
 Institutional.........       57,199            --          36,870            --
Shares redeemed:
 Advisors Preferred....         (106)           --              --            --
 Advisors Select.......       (1,458)           --          (1,436)           --
 Class J...............     (378,435)      (26,861)/(b)/  (111,039)       (3,329)/(b)/
 Institutional.........     (682,651)   (1,791,323)       (612,521)     (327,977)
 Preferred.............       (2,627)           --            (933)           --
                         -----------   -----------      ----------    ----------
Net Increase (Decrease)
     in Net Assets from
          Capital Share
           Transactions   17,320,356     3,275,644       5,199,599     2,693,330
                         -----------   -----------      ----------    ----------
         Total Increase
             (Decrease)   15,584,633     3,351,129       4,311,283     2,574,431
NET ASSETS
Beginning of period....    3,351,129     3,351,129       2,574,431     2,574,431
                         -----------   -----------      ----------    ----------
End of period
 (including
 undistributed net
 investment income as
 set forth below)......  $18,935,762   $ 6,702,258      $6,885,714    $5,148,862
                         ===========   ===========      ==========    ==========
Undistributed
 (Overdistributed) Net
 Investment Income
 (Operating Loss)......  $    88,770   $     6,889      $   19,880    $    4,907
                         ===========   ===========      ==========    ==========



/(a) /Period from March 1, 2001 (date operations commenced) through October 31,
  2001.
/(b) /Period from June 15, 2001, date shares first offered, through October 31,
  2001.
See accompanying notes.

                      STATEMENTS OF CHANGES IN NET ASSETS
                         PRINCIPAL INVESTORS FUND, INC.
                    YEARS ENDED OCTOBER 31, EXCEPT AS NOTED
 -------------------------------------------------------------------------------

                                 PRINCIPAL
                            LIFETIME STRATEGIC                REAL ESTATE
                                INCOME FUND                      FUND
------------------------------------------------------------------------------------
                            YEAR         PERIODS         YEAR           PERIODS
                           ENDED          ENDED         ENDED            ENDED
                        OCTOBER 31,    OCTOBER 31,   OCTOBER 31,      OCTOBER 31,
                            2002       2001 /(A)/        2002         2001 /(C)/
                        ------------  -------------  ------------  -----------------
------------------------------------------------------------------------------------
OPERATIONS
Net investment income
 (operating loss).....  $   205,259   $   14,453     $   603,375    $   244,032
Net realized gain
 (loss) from
 investment
 transactions and
 foreign currency
 transactions.........      (22,598)     (22,462)       (127,824)      (160,774)
Change in unrealized
 appreciation/depreciation
 of investments and
 translation of assets
 and liabilities in
 foreign currencies....     (378,340)       1,320        (702,319)       132,977
                         -----------   ----------     -----------    -----------
Net Increase (Decrease)
          in Net Assets
         Resulting from
             Operations     (195,679)      (6,689)       (226,768)       216,235
DIVIDENDS AND
 DISTRIBUTIONS TO
 SHAREHOLDERS
From net investment
 income:
 Advisors Preferred....         (121)          --         (42,791)          (878)
 Advisors Select.......         (103)          --         (41,730)          (878)
 Class J...............       (1,369)          --         (93,834)            --
 Institutional.........      (43,949)          --            (408)            --
 Preferred.............         (151)          --         (47,320)       (41,266)
 Select................         (139)          --         (45,362)          (878)
                         -----------   ----------     -----------    -----------
    Total Dividends and
          Distributions      (45,832)          --        (271,445)       (43,900)
CAPITAL SHARE
 TRANSACTIONS
Shares sold:
 Advisors Preferred....      960,852       10,000       3,371,191      1,231,623
 Advisors Select.......        5,191       10,003         182,598      1,287,813
 Class J...............      846,630     104,752/(b)/  22,469,658     2,279,661/(d)/
 Institutional.........   17,410,240    2,089,041              --         9,947/(d)/
 Preferred.............      139,425       10,000       5,308,219      4,703,139
 Select................           --       10,000          56,150      1,231,589
Shares issued in
 reinvestment of
 dividends and
 distributions:
 Advisors Select.......           --           --           1,355             --
 Class J...............          529           --          90,836             --
 Institutional.........       43,770           --              --             --
 Preferred.............           --           --             295             --
Shares redeemed:
 Advisors Preferred....     (198,729)          --        (761,740)            --
 Advisors Select.......           --           --        (635,302)       (17,615)
 Class J...............     (174,693)          --      (3,894,040)      (132,616)/(d)/
 Institutional.........   (1,954,168)    (459,798)             --             --
 Preferred.............       (1,592)          --      (1,265,328)    (3,394,800)
 Select................           (2)          --        (625,058)            --
                         -----------   ----------     -----------    -----------
Net Increase (Decrease)
     in Net Assets from
          Capital Share
           Transactions   17,077,453    1,773,998      24,298,834      7,198,741
                         -----------   ----------     -----------    -----------
         Total Increase
             (Decrease)   16,835,942    1,767,309      23,800,621      7,371,076
NET ASSETS
Beginning of period....    1,767,309           --       7,371,076             --
                         -----------   ----------     -----------    -----------
End of period
 (including
 undistributed net
 investment income as
 set forth below)......  $18,603,251   $1,767,309     $31,171,697    $ 7,371,076
                         ===========   ==========     ===========    ===========
Undistributed
 (Overdistributed) Net
 Investment Income
 (Operating Loss)......  $   173,880   $   14,453     $   532,062    $   200,132
                         ===========   ==========     ===========    ===========



/(a) /Period from March 1, 2001 (date operations commenced) through October 31,
  2001.
/(b) /Period from June 15, 2001, date shares first offered, through October 31,
  2001.
/(c) /Period from November 30, 2000 (date operations commenced) through October
  31, 2001.
/(d) /Period from February 27, 2001 (inception date of Class) through October
  31, 2001.
See accompanying notes.

                      STATEMENTS OF CHANGES IN NET ASSETS
                         PRINCIPAL INVESTORS FUND, INC.
                    YEARS ENDED OCTOBER 31, EXCEPT AS NOTED
 -------------------------------------------------------------------------------

                                  SMALLCAP                       SMALLCAP
                                 BLEND FUND                     GROWTH FUND
--------------------------------------------------------------------------------------
                            YEAR          PERIODS          YEAR           PERIODS
                           ENDED           ENDED          ENDED            ENDED
                        OCTOBER 31,     OCTOBER 31,    OCTOBER 31,      OCTOBER 31,
                            2002        2001 /(A)/         2002         2001 /(C)/
                        ------------  ---------------  ------------  -----------------
--------------------------------------------------------------------------------------
OPERATIONS
Net investment income
 (operating loss).....  $   (36,511)  $    13,927      $   (81,622)   $   (40,763)
Net realized gain
 (loss) from
 investment
 transactions and
 foreign currency
 transactions.........   (1,534,144)        5,879       (4,404,099)      (185,260)
Change in unrealized
 appreciation/depreciation
 of investments and
 translation of assets
 and liabilities in
 foreign currencies....   (1,925,349)      181,081          151,985     (1,279,595)
                         -----------   -----------      -----------    -----------
Net Increase (Decrease)
          in Net Assets
         Resulting from
             Operations   (3,496,004)      200,887       (4,333,736)    (1,505,618)
DIVIDENDS AND
 DISTRIBUTIONS TO
 SHAREHOLDERS
From net investment
 income:
 Advisors Preferred....         (506)         (124)              --             --
 Advisors Select.......           --          (124)              --             --
 Institutional.........          (59)           --               --             --
 Preferred.............       (4,349)       (5,828)              --             --
 Select................       (2,813)         (124)              --             --
From net realized gain
 on investments and
 foreign currency
 transactions:
 Advisors Preferred....       (2,329)           --          (44,671)            --
 Advisors Select.......       (2,365)           --          (45,576)            --
 Class J...............       (6,064)           --          (78,414)            --
 Institutional.........          (18)           --          (36,811)            --
 Preferred.............       (2,325)           --          (44,588)            --
 Select................       (2,327)           --          (44,587)            --
Tax return of capital
 distributions:
 Advisors Preferred....          (70)           --               --             --
 Institutional.........           (8)           --               --             --
 Preferred.............         (601)           --               --             --
 Select Class..........         (389)           --               --             --
                         -----------   -----------      -----------    -----------
    Total Dividends and
          Distributions      (24,223)       (6,200)        (294,647)            --
CAPITAL SHARE
 TRANSACTIONS
Shares sold:
 Advisors Preferred....    1,096,709     1,352,319                6      1,238,523
 Advisors Select.......       30,028     1,381,976           62,486      1,277,858
 Class J...............   19,496,939    2,706,380/(b)/    6,474,485     1,647,376/(b)/
 Institutional.........    4,993,898       10,179/(b)/    5,305,715       699,394/(b)/
 Preferred.............      219,552     4,699,998           92,145      4,700,000
 Select................           --     1,352,337               --      1,238,489
Shares issued in
 reinvestment of
 dividends and
 distributions:
 Advisors Select.......           36            --              947             --
 Class J...............        5,868            --           74,425             --
 Institutional.........           --            --           36,425             --
Shares redeemed:
 Advisors Preferred....   (1,243,774)           --               --             --
 Advisors Select.......   (1,183,744)       (9,693)         (56,779)       (23,964)
 Class J...............   (2,302,685)     (139,365)/(b)/ (1,437,793)       (65,420)/(b)/
 Institutional.........       (2,445)           --         (202,338)      (102,801)/(b)/
 Preferred.............   (1,183,531)   (3,757,050)         (41,504)    (3,415,500)
 Select................   (1,182,941)           --               --             --
                         -----------   -----------      -----------    -----------
Net Increase (Decrease)
     in Net Assets from
          Capital Share
           Transactions   18,743,910     7,597,081       10,308,220      7,193,955
                         -----------   -----------      -----------    -----------
         Total Increase
             (Decrease)   15,223,683     7,791,768        5,679,837      5,688,337
NET ASSETS
Beginning of period....    7,791,768            --        5,688,337             --
                         -----------   -----------      -----------    -----------
End of period
 (including
 undistributed net
 investment income as
 set forth below)......  $23,015,451   $ 7,791,768      $11,368,174    $ 5,688,337
                         ===========   ===========      ===========    ===========
Undistributed
 (Overdistributed) Net
 Investment Income
 (Operating Loss)......  $        --   $     7,727      $        --    $        --
                         ===========   ===========      ===========    ===========



/(a) /Period from November 28, 2000 (date operations commenced) through October
  31, 2001.
/(b) /Period from February 27, 2001 (inception date of Class) through October
  31, 2001.
/(c) /Period from November 27, 2000 (date operations commenced) through October
  31, 2001.
See accompanying notes.

                      STATEMENTS OF CHANGES IN NET ASSETS
                         PRINCIPAL INVESTORS FUND, INC.
                    YEARS ENDED OCTOBER 31, EXCEPT AS NOTED
 -------------------------------------------------------------------------------

                                  SMALLCAP
                                   S&P 600                       SMALLCAP
                                 INDEX FUND                     VALUE FUND
--------------------------------------------------------------------------------------
                            YEAR          PERIODS          YEAR           PERIODS
                           ENDED           ENDED          ENDED            ENDED
                        OCTOBER 31,     OCTOBER 31,    OCTOBER 31,      OCTOBER 31,
                            2002        2001 /(A)/         2002         2001 /(C)/
                        ------------  ---------------  ------------  -----------------
--------------------------------------------------------------------------------------
OPERATIONS
Net investment income
 (operating loss).....  $    10,530   $    13,204      $    70,525    $    48,748
Net realized gain
 (loss) from
 investment
 transactions and
 foreign currency
 transactions.........     (510,014)       88,151          (84,458)       344,430
Change in unrealized
 appreciation/depreciation
 of investments and
 translation of assets
 and liabilities in
 foreign currencies....   (2,064,514)      (84,149)        (747,433)      (156,172)
                         -----------   -----------      -----------    -----------
Net Increase (Decrease)
          in Net Assets
         Resulting from
             Operations   (2,563,998)       17,206         (761,366)       237,006
DIVIDENDS AND
 DISTRIBUTIONS TO
 SHAREHOLDERS
From net investment
 income:
 Advisors Preferred....         (138)         (130)          (5,129)          (258)
 Advisors Select.......           --          (130)          (2,627)          (258)
 Institutional.........          (60)           --          (19,221)            --
 Preferred.............       (4,595)       (6,110)          (9,313)       (12,126)
 Select................       (2,852)         (130)          (7,644)          (258)
From net realized gain
 on investments and
 foreign currency
 transactions:
 Advisors Preferred....      (17,289)           --          (58,062)            --
 Advisors Select.......      (17,303)           --          (58,061)            --
 Class J...............      (30,601)           --          (43,513)            --
 Institutional.........         (127)           --          (68,619)            --
 Preferred.............      (17,372)           --          (58,012)            --
 Select................      (17,289)           --          (58,061)            --
                         -----------   -----------      -----------    -----------
    Total Dividends and
          Distributions     (107,626)       (6,500)        (388,262)       (12,900)
CAPITAL SHARE
 TRANSACTIONS
Shares sold:
 Advisors Preferred....      166,952     1,406,426          359,592      1,356,975
 Advisors Select.......      912,422     1,406,387           49,463      1,356,937
 Class J...............    7,407,825    2,170,071/(b)/    5,507,726       902,895/(b)/
 Institutional.........           --       10,220/(b)/   10,137,563     1,388,257/(b)/
 Preferred.............    9,877,478     4,705,145          268,949      4,699,994
 Select................       51,538     1,406,387               --      1,356,938
Shares issued in
 reinvestment of
 dividends and
 distributions:
 Class J...............       29,332            --           39,125             --
 Institutional.........           --            --           87,312             --
 Preferred.............          143            --               --             --
Shares redeemed:
 Advisors Preferred....     (685,251)           --         (518,747)            --
 Advisors Select.......     (765,550)           --         (464,574)            --
 Class J...............   (1,115,413)     (136,925)/(b)/   (910,869)      (102,589)/(b)/
 Institutional.........           --            --       (1,089,736)      (205,602)/(b)/
 Preferred.............   (2,945,557)   (3,919,200)        (523,545)    (3,770,850)
 Select................     (675,056)           --         (437,500)            (1)
                         -----------   -----------      -----------    -----------
Net Increase (Decrease)
     in Net Assets from
          Capital Share
           Transactions   12,258,863     7,048,511       12,504,759      6,982,954
                         -----------   -----------      -----------    -----------
         Total Increase
             (Decrease)    9,587,239     7,059,217       11,355,131      7,207,060
NET ASSETS
Beginning of period....    7,059,217            --        7,207,060             --
                         -----------   -----------      -----------    -----------
End of period
 (including
 undistributed net
 investment income as
 set forth below)......  $16,646,456   $ 7,059,217      $18,562,191    $ 7,207,060
                         ===========   ===========      ===========    ===========
Undistributed Net
 Investment Income
 (Operating Loss)......  $     9,589   $     6,704      $    61,020    $    35,848
                         ===========   ===========      ===========    ===========



/(a) /Period from November 30, 2000 (date operations commenced) through October
  31, 2001.
/(b) /Period from February 27, 2001 (inception date of Class) through October
  31, 2001.
/(c) /Period from November 29, 2000 (date operations commenced) through October
  31, 2001.
See accompanying notes.

                      STATEMENTS OF CHANGES IN NET ASSETS
                         PRINCIPAL INVESTORS FUND, INC.
                    YEARS ENDED OCTOBER 31, EXCEPT AS NOTED
 -------------------------------------------------------------------------------

                                                         TECHNOLOGY
                                                            FUND
-------------------------------------------------------------------------------
                                                    YEAR           PERIODS
                                                   ENDED            ENDED
                                                OCTOBER 31,      OCTOBER 31,
                                                    2002         2001 /(A)/
                                                ------------  -----------------
-------------------------------------------------------------------------------
OPERATIONS
Net investment income (operating loss)........  $   (56,812)   $   (28,215)
Net realized gain (loss) from investment
 transactions and foreign currency
 transactions.................................   (2,795,459)    (1,658,405)
Change in unrealized appreciation/depreciation
 of investments and translation of assets and
 liabilities in foreign currencies............     (761,688)      (947,370)
                                                -----------    -----------
         Net Increase (Decrease) in Net Assets
                     Resulting from Operations   (3,613,959)    (2,633,990)
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS
From net investment income:
 Institutional................................       (1,923)            --
                                                -----------    -----------
             Total Dividends and Distributions       (1,923)            --
CAPITAL SHARE TRANSACTIONS
Shares sold:
 Advisors Preferred...........................           --        800,475
 Advisors Select..............................      183,629        800,574
 Class J......................................    2,540,762     1,247,740/(b)/
 Institutional................................    7,738,398      6,649,990
 Preferred....................................      645,465        800,481
 Select.......................................        4,528        800,489
Shares issued in reinvestment of dividends and
 distributions:
 Institutional................................        1,453             --
Shares redeemed:
 Advisors Select..............................      (90,116)            --
 Class J......................................     (522,421)       (89,545)/(b)/
 Institutional................................   (2,738,872)    (3,449,797)
 Preferred....................................      (99,068)            --
                                                -----------    -----------
    Net Increase (Decrease) in Net Assets from
                    Capital Share Transactions    7,663,758      7,560,407
                                                -----------    -----------
                     Total Increase (Decrease)    4,047,876      4,926,417
NET ASSETS
Beginning of period...........................    4,926,417             --
                                                -----------    -----------
End of period (including undistributed net
 investment income as set forth below)........  $ 8,974,293    $ 4,926,417
                                                ===========    ===========
Undistributed (Overdistributed) Net Investment
 Income (Operating Loss)......................  $     1,380    $    (1,767)
                                                ===========    ===========



/(a) /Period from November 27, 2000 (date operations commenced) through October
  31, 2001.
/(b) /Period from February 27, 2001 (inception date of Class) through October
  31, 2001.
See accompanying notes.

                         NOTES TO FINANCIAL STATEMENTS
                         PRINCIPAL INVESTORS FUND, INC.
                                OCTOBER 31, 2002
 -------------------------------------------------------------------------------

1. ORGANIZATION

Principal Investors Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company and operates in the mutual fund industry. At October 31, 2002 the Fund consists of 43 separate funds (Balanced Fund, Bond & Mortgage Securities Fund, Capital Preservation Fund, Government Securities Fund, High Quality Intermediate-Term Bond Fund, High Quality Long-Term Bond Fund, High Quality Short-Term Bond Fund, International Emerging Markets Fund, International Fund I, International Fund II, International SmallCap Fund, LargeCap Growth Fund, LargeCap S&P 500 Index Fund, LargeCap Value Fund, MidCap Blend Fund, MidCap Growth Fund, MidCap S&P 400 Index Fund, MidCap Value Fund, Money Market Fund, Partners LargeCap Blend Fund, Partners LargeCap Blend Fund I, Partners LargeCap Growth Fund I, Partners LargeCap Growth Fund II, Partners LargeCap Value Fund, Partners MidCap Blend Fund, Partners MidCap Growth Fund, Partners MidCap Value Fund, Partners SmallCap Growth Fund I, Partners SmallCap Growth Fund II, Partners SmallCap Value Fund, Preferred Securities Fund, Principal LifeTime 2010 Fund, Principal LifeTime 2020 Fund, Principal LifeTime 2030 Fund, Principal LifeTime 2040 Fund, Principal LifeTime 2050 Fund, Principal LifeTime Strategic Income Fund, Real Estate Fund, SmallCap Blend Fund, SmallCap Growth Fund, SmallCap S&P 600 Index Fund, SmallCap Value Fund, and Technology Fund; known as the "Funds").

Effective May 1, 2002, the initial purchase of 10,000 shares of the Institutional Class of the Preferred Securities Fund was made by Principal Life Insurance Company.

Effective September 26, 2002, LargeCap Blend Fund changed its name to Partners LargeCap Blend Fund I.

Effective October 29, 2002, International Fund I acquired all the assets and assumed all the liabilities of European Fund and Pacific Basin Fund pursuant to a plan of acquisition approved by shareholders of European Fund and Pacific Basin Fund on October 28, 2002. The acquisition was accomplished by a tax-free exchange of shares from European Fund and Pacific Basin Fund for shares of the International Fund I. The aggregate net assets of International Fund I, European Fund, and Pacific Basin Fund immediately before the acquisition were approximately $34,743,000, $4,162,000, and $3,062,000 respectively.

All classes of shares for each fund represent interests in the same portfolio of investments, and will vote together as a single class except where otherwise required by law or as determined by the Fund's Board of Directors. In addition, the Board of Directors declares separate dividends on each class of shares.


2. SIGNIFICANT ACCOUNTING POLICIES

The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following summarizes the significant accounting policies of the Funds:



SECURITY VALUATION. . Principal LifeTime 2010 Fund, Principal LifeTime 2020 Fund, Principal LifeTime 2030 Fund, Principal LifeTime 2040 Fund, Principal LifeTime 2050 Fund and Principal LifeTime Strategic Income Fund (collectively the "Principal LifeTime Funds") primarily invest in combinations of other funds (the "Underlying Funds") managed by Principal Management Corporation ("the Manager"). Investments in the Underlying Funds are valued at the closing net asset value per share of each Underlying Fund on the day of valuation.

Money Market Fund values its securities at amortized cost, which approximates market. Under the amortized cost method, a security is valued by applying a constant yield to maturity of the difference between the principal amount due at maturity and the cost of the security to the fund.

The Funds (with the exception of Money Market Fund and the Principal LifeTime Funds) value securities for which market quotations are readily available at market value, which is determined using the last reported sale price or, if no sales are reported, as is regularly the case for some securities traded over-the-counter, the last reported bid price. When reliable market quotations are not considered to be readily available, which may be the case, for example, with respect to certain debt securities, preferred stocks and foreign securities, the investments are valued by using prices provided by market makers or estimates of market values obtained from yield data and other factors relating to instruments or securities with similar characteristics in accordance with procedures established in good faith by the Fund's Board of Directors. Short-term securities are valued at amortized cost, which approximates market.

                         NOTES TO FINANCIAL STATEMENTS
                         PRINCIPAL INVESTORS FUND, INC.
                                OCTOBER 31, 2002
 -------------------------------------------------------------------------------
2. SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

With respect to Capital Preservation Fund, the valuation of wrapper agreements (see Operating Policies) will generally be equal to the difference between the book value and the market value of the covered assets plus the accrued crediting rate income, and will be reflected as an asset or liability of the fund. The Board of Directors has adopted policies and procedures that set forth the steps to be followed by the Manager to establish a fair value of each wrapper agreement.



FOREIGN SECURITIES. . Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the New York Stock Exchange. The values of such securities used in computing net asset value per share are usually determined as of such times. Occasionally, events which affect the values of such securities and foreign currency exchange rates may occur between the times at which they are generally determined and the close of the New York Stock Exchange. If events materially affecting the value of such securities occur during such period, then these securities are valued at their fair value as determined in good faith by the Manager under procedures established and regularly reviewed by the Fund's Board of Directors. To the extent each fund invests in foreign securities listed on foreign exchanges which trade on days on which a fund does not determine its net asset value, for example Saturdays and other customary national U.S. holidays, each fund's net asset value could be significantly affected on days when shareholders do not have access to the fund.

Certain securities issued by companies in emerging market countries may have more than one quoted valuation at any given point in time, sometimes referred to as a "local" price and a "premium" price. The premium price is often a negotiated price, which may not consistently represent a price at which a specific transaction can be effected. It is the policy of the Fund to value such securities at prices at which it is expected those shares may be sold, and the Manager or any sub-advisor is authorized to make such determinations subject to such oversight by the Fund's Board of Directors as may occasionally be necessary.

The value of foreign securities in foreign currency amounts is expressed in U.S. dollars at the closing daily rate of exchange. The identified cost of the fund holdings is translated at approximate rates prevailing when acquired. Income and expense amounts are translated at approximate rates prevailing when received or paid, with daily accruals of such amounts reported at approximate rates prevailing at the date of valuation. Since the carrying amount of the foreign securities is determined based on the exchange rate and market values at the close of the period, it is not practicable to isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities during the period.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between trade and settlement dates on security transactions, and the difference between the amount of dividends and foreign withholding taxes recorded on the books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized appreciation (depreciation) on translation of assets and liabilities in foreign currencies arise from changes in the exchange rate relating to assets and liabilities, other than investments in securities, purchased and held in non-U.S. denominated currencies.



INCOME AND INVESTMENT TRANSACTIONS. . The Funds record investment transactions on a trade date basis. The identified cost basis has been used in determining the net realized gain or loss from investment transactions and unrealized appreciation or depreciation of investments. The Funds record dividend income on the ex-dividend date, except dividend income from foreign securities whereby the ex-dividend date has passed; such dividends are recorded as soon as the Funds are informed of the ex-dividend date. Interest income is recognized on an accrual basis. Discounts and premiums on securities purchased are accreted/amortized over the lives of the respective securities. The Funds allocate daily all income and realized and unrealized gains or losses to each class of shares based upon the relative proportion of the value of settled shares outstanding of each class.

With respect to Capital Preservation Fund, the crediting rate income represents the difference between the actual interest earned on covered assets under the wrapper agreements (see Operating Policies) and the contractual rate of interest pursuant to the terms of the wrapper agreements.



EXPENSES. . Management fees are allocated daily to each class of shares based upon the relative proportion of the value of shares outstanding (number of settled shares outstanding for Money Market Fund) of each class. Expenses specifically attributable to a particular class are charged directly to such class. Expenses included in the statements of operations of the Principal LifeTime Funds reflect the expenses of each Principal LifeTime Fund and do not include any expenses associated with the Underlying Funds.

                         NOTES TO FINANCIAL STATEMENTS
                         PRINCIPAL INVESTORS FUND, INC.
                                OCTOBER 31, 2002
 -------------------------------------------------------------------------------
2. SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)



DISTRIBUTIONS TO SHAREHOLDERS . With respect to Capital Preservation Fund, all net investment income is declared as dividends daily to shareholders of record as of that day; distributions of net realized gain from investment transactions are recorded on the ex-dividend date. With respect to Money Market Fund, all net investment income and any realized gains and losses from investment transactions are declared as dividends daily to settled shares of record as of that day. Dividends and distributions to shareholders of the other Funds are recorded on the ex-dividend date. Dividends and distributions to shareholders from net investment income and net realized gain from investments and foreign currency transactions are determined in accordance with federal tax regulations, which may differ from accounting principles generally accepted in the United States. These differences are primarily due to differing treatments for net operating losses, foreign currency transactions, futures contracts, certain defaulted securities, sales of Passive Foreign Investment Companies, losses deferred due to wash sales, contra crediting rate income, commission recapture, and mortgage-backed securities. Permanent book and tax basis differences are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification. To the extent dividends and distributions exceed current and accumulated earnings and profits for federal income tax purposes, they are reported as tax return of capital distributions.



FEDERAL INCOME TAXES. . No provision for federal income taxes is considered necessary because each of the Funds is qualified as a "regulated investment company" under the Internal Revenue Code and intends to distribute each year substantially all of its net investment income and realized capital gains to shareholders.


3. OPERATING POLICIES



FEES PAID INDIRECTLY. . The Funds direct certain portfolio transactions to a broker that, in turn, pays a portion of the Fund's operating expenses. Certain of the Funds have also entered into an arrangement with their custodian whereby interest earned on uninvested cash balances is used to offset a portion of each fund's expenses. These amounts are reflected in the statements of operations.



FUTURES CONTRACTS. . The Funds may enter into futures contracts as a hedge against changes in market conditions. Initial margin deposits are made by cash deposits or segregation of specific securities as may be required by the exchange on which the transaction was conducted. Pursuant to the contracts, a fund agrees to receive from or pay to the broker, an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as "variation margin" and are recorded by the fund as a variation margin receivable or payable on futures contracts. During the period the futures contracts are open, daily changes in the value of the contracts are recognized as unrealized gains or losses. These unrealized gains or losses are included as a component of net unrealized appreciation (depreciation) of investments on the statement of assets and liabilities. When the contracts are closed, the fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the fund's cost basis in the contract. .




JOINT TRADING ACCOUNT. . Certain of the Funds may, pursuant to an exemptive order issued by the Securities and Exchange Commission, transfer uninvested funds into a joint trading account. The order permits the participating funds' cash balances to be deposited into a single joint account along with the cash of other registered investment companies managed by Principal Management Corporation. These balances may be invested in one or more short-term instruments.



LINE OF CREDIT. . The Funds participate with other funds managed by Principal Management Corporation in an unsecured joint line of credit with two banks which allow the participants to borrow up to $75 million, collectively. Borrowings are made solely to facilitate the handling of unusual and/or unanticipated short-term cash requirements. Interest is charged to each participant, based on its borrowings, at a rate equal to the Fed Funds Rate plus .50%. Additionally, a commitment fee is charged at the annual rate of .09% on the amount of the line of credit. The commitment fee is allocated among the participating funds in proportion to their average net assets during each calendar quarter. At October 31, 2002, the Funds had no outstanding borrowings under the line of credit.

                         NOTES TO FINANCIAL STATEMENTS
                         PRINCIPAL INVESTORS FUND, INC.
                                OCTOBER 31, 2002
 -------------------------------------------------------------------------------
3. OPERATING POLICIES (CONTINUED)



SHORT SALES . The Funds may engage in "short sales against the box." This technique involves selling either a security owned by a fund, or a security equivalent in kind and amount to the security sold short that the fund has the right to obtain, for delivery at a specified date in the future. A fund may enter into a short sale against the box to hedge against anticipated declines in the market price of portfolio securities. If the value of the securities sold short increases prior to the scheduled delivery date, a fund loses the opportunity to participate in the gain.



WRAPPER AGREEMENTS . Capital Preservation Fund enters into wrapper agreements with wrap providers. A wrapper agreement is a derivative instrument that is designed to protect the fund from investment losses and under most circumstances maintain a constant net asset value per share. Under normal circumstances, the value of the wrapper agreement is expected to vary inversely with the market value of the fund's assets covered ("covered assets") by the wrapper agreement.

If the market value of the covered assets is less than their book value, the wrapper agreements are assets of the fund with a value equal to the difference. If the market value of the covered assets is more than their book value, the wrapper agreements are liabilities of the fund with a value equal to the excess. The book value of the wrapper agreement is equal to the purchase price of covered assets less the sale price of covered assets sold to cover share redemptions plus interest accrued at the crediting rate.


4. MANAGEMENT AGREEMENT AND TRANSACTIONS WITH AFFILIATES



MANAGEMENT SERVICES. . The Fund has agreed to pay investment advisory and management fees to Principal Management Corporation (wholly owned by Princor Financial Services Corporation, a subsidiary of Principal Financial Services, Inc.) computed at an annual percentage rate of each fund's average daily net assets. The annual rates used in this calculation for the Funds are as follows:

 Balanced Fund                                                                  0.50%  Partners LargeCap Growth Fund   1.00  %
                                                                                       II
 Bond & Mortgage Securities Fund                                                0.55    Partners LargeCap Value Fund   0.80
 Capital Preservation Fund                                                      0.52    Partners MidCap Blend Fund     1.00
 Government Securities Fund                                                     0.40    Partners MidCap Growth Fund    1.00
 High Quality Intermediate-Term Bond Fund                                       0.40    Partners MidCap Value Fund     1.00
 High Quality Long-Term Bond Fund                                               0.40   Partners SmallCap Growth Fund   1.10
                                                                                       I
 High Quality Short-Term Bond Fund                                              0.40   Partners SmallCap Growth Fund   1.00
                                                                                       II
 International Emerging Markets Fund                                            1.35    Partners SmallCap Value Fund   1.00
 International Fund I                                                           0.90   Preferred Securities Fund       0.75
 International Fund II                                                          1.00   Principal LifeTime 2010 Fund    0.1225
 International SmallCap Fund                                                    1.20   Principal LifeTime 2020 Fund    0.1225
 LargeCap Growth Fund                                                           0.55   Principal LifeTime 2030 Fund    0.1225
 LargeCap S&P 500 Index Fund                                                    0.15   Principal LifeTime 2040 Fund    0.1225
 LargeCap Value Fund                                                            0.45   Principal LifeTime 2050 Fund    0.1225
 MidCap Blend Fund                                                              0.65   Principal LifeTime Strategic    0.1225
                                                                                       Income Fund
 MidCap Growth Fund                                                             0.65    Real Estate Fund               0.85
 MidCap S&P 400 Index Fund                                                      0.15    SmallCap Blend Fund            0.75
 MidCap Value Fund                                                              0.65    SmallCap Growth Fund           0.75
 Money Market Fund                                                              0.40   SmallCap S&P 600 Index Fund     0.15
 Partners LargeCap Blend Fund                                                   0.75    SmallCap Value Fund            0.75
 Partners LargeCap Blend Fund I                                                        Technology Fund                 1.00
 Partners LargeCap Growth Fund I                                                0.75

                         NOTES TO FINANCIAL STATEMENTS
                         PRINCIPAL INVESTORS FUND, INC.
                                OCTOBER 31, 2002
 -------------------------------------------------------------------------------
4. MANAGEMENT AGREEMENT AND TRANSACTIONS WITH AFFILIATES (CONTINUED)

In addition to the management fee, Advisors Preferred, Advisors Select, Preferred and Select classes of shares of each fund pay the Manager a service fee and an administrative service fee computed at an annual percentage rate of each class's average daily net assets. As of October 31, 2002, the annual rate for the service fee and the administrative service fee are .17%, .25%, .15%, and ..15% and the annual rates for the administrative service fee are .15%, .20%, ..11%, and .13% for Advisors Preferred, Advisors Select, Preferred and Select, respectively. Class J shares of each fund reimburses the Manager for transfer and administrative services. The Manager has agreed to provide portfolio accounting services for the Funds. Currently, there is no charge for these services.

Effective November 1, 2002, the waiver for Class J shares will convert from a contractual expense waiver to a voluntary expense waiver. The Manager will voluntarily agree to reduce its fees and/or pay expenses for Class J shares of each fund. The reductions and reimbursements are in amounts that maintain total operating expenses within certain limits. The limits are expressed as a percentage of average daily net assets attributable to Class J on an annualized basis during the reporting period. The following are the expense limits effective November 1, 2002:

 Balanced Fund                  1.45%   Partners LargeCap Growth Fund    1.70%
                                        I
 Bond & Mortgage Securities     1.50    Partners LargeCap Growth Fund    1.95
 Fund                                   II
 Capital Preservation Fund      1.60    Partners LargeCap Value Fund     1.75
 Government Securities Fund     1.35    Partners MidCap Blend Fund       1.90
 High Quality                   1.35    Partners MidCap Growth Fund      1.95
 Intermediate-Term Bond Fund
 High Quality Long-Term Bond    1.40    Partners MidCap Value Fund       1.90
 Fund
 High Quality Short-Term Bond   1.35    Partners SmallCap Growth Fund    2.05
 Fund                                   I
 International Emerging         2.30    Partners SmallCap Growth Fund    1.95
 Markets Fund                           II
 International Fund I           1.85    Partners SmallCap Value Fund     1.95
 International Fund II          2.10    Principal LifeTime 2010 Fund     1.30
 International SmallCap Fund    2.15    Principal LifeTime 2020 Fund     1.40
 LargeCap Growth Fund           1.60    Principal LifeTime 2030 Fund     1.50
 LargeCap S&P 500 Index Fund    1.10    Principal LifeTime 2040 Fund     1.60
 LargeCap Value Fund            1.50    Principal LifeTime 2050 Fund     1.70
 MidCap Blend Fund              1.60    Principal LifeTime Strategic     1.30
                                        Income Fund
 MidCap Growth Fund             1.75    Real Estate Fund                 1.90
 MidCap S&P 400 Index Fund      1.20    SmallCap Blend Fund              1.70
 MidCap Value Fund              1.70    SmallCap Growth Fund             1.80
 Money Market Fund              1.35    SmallCap S&P 600 Index Fund      1.30
 Partners LargeCap Blend Fund   1.70    SmallCap Value Fund              1.70
 Partners LargeCap Blend Fund   1.40    Technology Fund                  2.30
 I



With respect to Capital Preservation Fund, the Manager will continue to contractually reimburse up to .04% of the wrapper agreement premiums.



DISTRIBUTION FEES. . The Advisors Preferred, Advisors Select, Class J, and Select shares of each fund bear distribution fees. The fee is computed at an annual rate of the average daily net assets attributable to each class. Distribution fees are paid to Princor Financial Services Corporation, a portion of which may be paid to other selling dealers for providing certain services. As of October 31, 2002, the annual rates are .25%, .30%, .50% and .10% for Advisors Preferred, Advisors Select, Class J and Select, respectively.

                         NOTES TO FINANCIAL STATEMENTS
                         PRINCIPAL INVESTORS FUND, INC.
                                OCTOBER 31, 2002
 -------------------------------------------------------------------------------
4. MANAGEMENT AGREEMENT AND TRANSACTIONS WITH AFFILIATES (CONTINUED)




CONTINGENT DEFERRED SALES CHARGE (CDSC). . Class J shares are subject to a 1% CDSC on certain redemptions made within 18 months of purchase. The charge is based on the lesser of the current market value or the cost of shares being redeemed. Princor Financial Services Corporation, as principal underwriter, receives proceeds of any CDSC. The aggregate amount of these charges retained by Princor Financial Services Corporation for the year ended October 31, 2002, were as follows:

 Balanced Fund               $13,219    Partners LargeCap Growth      $3,441
                                        Fund I
 Bond & Mortgage              33,197    Partners LargeCap Growth       2,746
 Securities Fund                        Fund II
 Capital Preservation Fund     4,555    Partners LargeCap Value        2,546
                                        Fund
 Government Securities        24,513    Partners MidCap Blend Fund     1,380
 Fund
 High Quality                  4,516    Partners MidCap Growth         2,592
 Intermediate-Term Bond                 Fund
 Fund
 High Quality Long-Term        4,524    Partners MidCap Value Fund     2,728
 Bond Fund
 High Quality Short-Term       5,967    Partners SmallCap Growth         965
 Bond Fund                              Fund I
 International Emerging        1,233    Partners SmallCap Growth         816
 Markets Fund                           Fund II
 International Fund I          6,682    Partners SmallCap Value         2391
                                        Fund
 International Fund II         2,808    Principal LifeTime 2010        4,100
                                        Fund
 International SmallCap        2,559    Principal LifeTime 2020        7,946
 Fund                                   Fund
 LargeCap Growth Fund          3,544    Principal LifeTime 2030        6,084
                                        Fund
 LargeCap S&P 500 Index       46,149    Principal LifeTime 2040        2,458
 Fund                                   Fund
 LargeCap Value Fund           3,702    Principal LifeTime 2050          579
                                        Fund
 MidCap Blend Fund             8,053    Principal LifeTime               271
                                        Strategic Income Fund
 MidCap Growth Fund            3,369    Real Estate Fund               9,761
 MidCap S&P 400 Index Fund     5,692    SmallCap Blend Fund            9,831
 MidCap Value Fund            13,439    SmallCap Growth Fund           3,492
 Money Market Fund            56,521    SmallCap S&P 600 Index         4,770
                                        Fund
 Partners LargeCap Blend       2,467    SmallCap Value Fund            2,286
 Fund
 Partners LargeCap Blend       6,624    Technology Fund                2,047
 Fund I

                         NOTES TO FINANCIAL STATEMENTS
                         PRINCIPAL INVESTORS FUND, INC.
                                OCTOBER 31, 2002
 -------------------------------------------------------------------------------
4. MANAGEMENT AGREEMENT AND TRANSACTIONS WITH AFFILIATES (CONTINUED)



AFFILIATED OWNERSHIP. . At October 31, 2002, Principal Life Insurance Company (an affiliate of the Manager) and benefit plans sponsored on behalf of Principal Life Insurance Company owned shares of the Funds as follows:

                         ADVISORS   ADVISORS
                         PREFERRED   SELECT   CLASS J  INSTITUTIONAL  PREFERRED   SELECT
                         ---------  --------  -------  -------------  ---------  ---------
 Balanced Fund            125,002    125,118   10,428        1,043     125,000    124,999
 Bond & Mortgage              963        965    9,671       33,968         963        963
 Securities Fund
 Capital Preservation     173,437    173,012  172,444      185,375     174,166    173,883
 Fund
 Government Securities      9,844      9,817    9,756          976       9,953      9,859
 Fund
 High Quality             140,686    140,679    9,709          971     140,891    140,703
 Intermediate-Term Bond
 Fund
 High Quality Long-Term   212,121    212,113    9,653          965     211,848    212,123
 Bond Fund
 High Quality               1,061      3,831    9,775          978         995      1,104
 Short-Term Bond Fund
 International Emerging   125,222    125,219    9,662          966     125,000    125,109
 Markets Fund
 International Fund I     365,784    367,030   31,215      712,901     361,702    366,229
 International Fund II     29,566     29,530       --           --      32,649     29,566
 International SmallCap   125,002    125,120   10,460        1,046     125,000    124,999
 Fund
 LargeCap Growth Fund     125,144    125,141   12,903    2,038,656     125,000    125,140
 LargeCap S&P 500 Index   125,122    125,118       --        1,052          --    124,999
 Fund
 LargeCap Value Fund      125,114    125,111    9,728    1,213,253     125,000    124,999
 MidCap Blend Fund        125,002    125,112    9,970          997     125,000    124,999
 MidCap Growth Fund       103,726    103,655   12,469        1,247     103,570    103,663
 MidCap S&P 400 Index     125,223    125,109    9,921          992     125,000    125,109
 Fund
 MidCap Value Fund         72,524     72,466    9,488          949      72,606     72,523
 Money Market Fund         10,000     10,000  100,000       10,000      10,000     10,000
 Partners LargeCap        100,000    100,173       --           --          --    100,087
 Blend Fund
 Partners LargeCap        125,002    125,125   11,123        1,112     125,000    124,999
 Blend Fund I
 Partners LargeCap        100,100    100,201       --           --          --    100,100
 Growth Fund I
 Partners LargeCap        100,102    100,205   11,779      100,000     100,102    100,102
 Growth Fund II
 Partners LargeCap        100,166    100,166       --           --          --    100,083
 Value Fund
 Partners MidCap Blend     83,500     83,500   82,500       83,500      83,500     83,500
 Fund
 Partners MidCap Growth   125,128    125,251   11,751        1,175     125,000    125,125
 Fund
 Partners MidCap Value    100,175    100,175    9,737      100,000     100,087    100,087
 Fund
 Partners SmallCap        100,204    100,204       --      100,000          --    100,102
 Growth Fund I
 Partners SmallCap        100,212    100,212   12,547      100,000     100,106    100,106
 Growth Fund II
 Partners SmallCap         83,500     83,500   82,500           --      83,500     83,500
 Value Fund
 Preferred Securities         N/A        N/A      N/A       10,000         N/A        N/A
 Fund
 Principal LifeTime         1,000      1,000    9,960        1,000       1,000      1,000
 2010 Fund
 Principal LifeTime         1,000      1,000    9,980        1,000       1,000      1,000
 2020 Fund
 Principal LifeTime         1,000      1,000   10,000        1,000       1,000      1,000
 2030 Fund
 Principal LifeTime         1,000      1,000   10,020        1,000       1,000      1,000
 2040 Fund
 Principal LifeTime         1,000      1,000   10,030        1,000       1,000      1,000
 2050 Fund
 Principal LifeTime         1,000      1,000    9,930        1,000       1,000      1,000
 Strategic Income Fund
 Real Estate Fund          72,157     72,064   10,060        1,006      72,047     72,091
 SmallCap Blend Fund        1,032      1,032    9,497      487,419       1,027      1,032
 SmallCap Growth Fund     125,235    125,115   10,834        1,083     125,000    124,999
 SmallCap S&P 600 Index    53,057     52,885    9,183          918      53,030     53,150
 Fund
 SmallCap Value Fund       82,785     82,740    9,363          936      82,759     82,863
 Technology Fund          100,116    100,232   13,193      100,000     100,116    100,116

                         NOTES TO FINANCIAL STATEMENTS
                         PRINCIPAL INVESTORS FUND, INC.
                                OCTOBER 31, 2002
 -------------------------------------------------------------------------------
4. MANAGEMENT AGREEMENT AND TRANSACTIONS WITH AFFILIATES (CONTINUED)



AFFILIATED BROKERAGE COMMISSIONS. . No brokerage commissions were paid by the Funds to Princor Financial Services Corporation during the period. Brokerage commissions were paid to other affiliates as follows:

                                                              PERIODS ENDED
                                                            OCTOBER 31, 2002
                                                      -----------------------------
 Partners LargeCap Growth Fund I                                $123,127
 Partners LargeCap Growth Fund II                                     36
 Partners LargeCap Value Fund                                    865,585
 Partners MidCap Value Fund                                       50,061
 Partners SmallCap Growth Fund I                                  56,539
 Partners SmallCap Growth Fund II                                     70
 Preferred Securities Fund                                        18,937

                         NOTES TO FINANCIAL STATEMENTS
                         PRINCIPAL INVESTORS FUND, INC.
                                OCTOBER 31, 2002
 -------------------------------------------------------------------------------
5.  INVESTMENT TRANSACTIONS

For the period ended October 31, 2002, the cost of investment securities purchased and proceeds from investment securities sold (not including short-term investments and U.S. government securities) by the Funds were as follows:

                                              PURCHASES              SALES
                                       ------------------------  --------------
 Balanced Fund                               $ 25,128,197         $ 11,989,172
 Bond & Mortgage Securities Fund               76,424,033           19,271,409
 Capital Preservation Fund                     12,891,057            1,836,858
 Government Securities Fund                    57,927,301           16,100,188
 High Quality Intermediate-Term Bond           17,742,780            9,914,538
 Fund
 High Quality Long-Term Bond Fund              14,092,227           11,858,916
 High Quality Short-Term Bond Fund             31,816,594           20,617,656
 International Emerging Markets Fund           15,808,663           11,058,083
 International Fund I                          46,072,163           14,409,294
 International Fund II                        177,241,192           52,416,775
 International SmallCap Fund                    9,616,643            4,326,257
 LargeCap Growth Fund                          33,827,822            4,747,386
 LargeCap S&P 500 Index Fund                  139,504,810           40,794,999
 LargeCap Value Fund                           58,814,430           26,701,160
 MidCap Blend Fund                             19,118,321            7,251,157
 MidCap Growth Fund                            20,584,753           16,592,446
 MidCap S&P 400 Index Fund                     18,569,713            6,542,427
 MidCap Value Fund                             44,630,362           28,320,285
 Partners LargeCap Blend Fund                 184,380,104           46,302,976
 Partners LargeCap Blend Fund I                17,962,426            9,015,884
 Partners LargeCap Growth Fund I              612,654,024          271,411,932
 Partners LargeCap Growth Fund II              15,571,887           12,643,769
 Partners LargeCap Value Fund                 515,518,712           19,084,523
 Partners MidCap Blend Fund                    20,696,718           13,550,953
 Partners MidCap Growth Fund                   15,276,317           11,606,344
 Partners MidCap Value Fund                    36,111,721           13,146,204
 Partners SmallCap Growth Fund I              171,318,150           56,546,997
 Partners SmallCap Growth Fund II              12,981,026            5,956,930
 Partners SmallCap Value Fund                 188,462,114           23,489,521
 Preferred Securities Fund                     12,994,920            1,029,552
 Principal LifeTime 2010 Fund                  44,214,457            3,969.775
 Principal LifeTime 2020 Fund                  56,280,460            3,310,889
 Principal LifeTime 2030 Fund                  43,909,677            4,147,907
 Principal LifeTime 2040 Fund                  19,419,730            2,060,268
 Principal LifeTime 2050 Fund                   6,467,431            1,255,213
 Principal LifeTime Strategic Income           20,598,164            3,402,847
 Fund
 Real Estate Fund                              32,434,943            8,644,581
 SmallCap Blend Fund                           34,154,457           16,935,462
 SmallCap Growth Fund                          32,816,327           22,976,767
 SmallCap S&P 600 Index Fund                   19,507,713            8,068,793
 SmallCap Value Fund                           29,172,554           17,237,708
 Technology Fund                               18,286,489           10,660,814

                         NOTES TO FINANCIAL STATEMENTS
                         PRINCIPAL INVESTORS FUND, INC.
                                OCTOBER 31, 2002
 -------------------------------------------------------------------------------
5. INVESTMENT TRANSACTIONS (CONTINUED)

The Funds may trade portfolio securities on a "to-be-announced" (TBA) basis. In a TBA transaction, the fund commits to purchase or sell securities for which all specific information is not known at the time of the trade. Securities purchased on a TBA basis are not settled until they are delivered to the fund, normally 15 to 30 days later. These transactions are subject to market fluctuations and their current value is determined in the same manner as for other portfolio securities. As of October 31, 2002, the Funds had TBA purchase commitments involving securities with face amounts, cost, and market values as follows:

                           FACE AMOUNT           COST             MARKET VALUE
                           -----------  -----------------------  --------------
 Balanced Fund             $   325,000        $   332,258         $   334,778
 Bond & Mortgage             5,750,000          5,917,250           5,955,640
 Securities Fund
 Capital Preservation          450,000            453,234             457,255
 Fund
 Government Securities      11,350,000         11,430,797          11,496,495
 Fund
 High Quality                  450,000            444,727             464,588
 Intermediate-Term Bond
 Fund
 High Quality Short-Term       250,000            251,797             254,031
 Bond Fund

                         NOTES TO FINANCIAL STATEMENTS
                         PRINCIPAL INVESTORS FUND, INC.
                                OCTOBER 31, 2002
 -------------------------------------------------------------------------------
5. INVESTMENT TRANSACTIONS (CONTINUED)

At October 31, 2002, net federal income tax unrealized appreciation (depreciation) of investments held by the Funds was composed of the following:

                                               TAX COST              GROSS UNREALIZED                        Net
                                                            --------------------------------              UNREAlized
                                            OF INVESTMENTS                                                Appreciation
                                             IN SECURITIES  APPRECIATION       (DEPRECIATION)             (Depreciation)
                                            --------------  ------------       ------------               of Investments

 Balanced Fund                               $ 22,357,048   $    754,302  $ (1,819,801)                  $  (1,065,499)
 Bond & Mortgage Securities Fund              108,655,276      2,989,120      (432,677)                      2,556,443
 Capital Preservation Fund                     23,592,342      1,163,549      (600,796)                        562,753
 Government Securities Fund                    77,416,407      1,464,760       (13,364)                      1,451,396
 High Quality Intermediate-Term Bond Fund      20,367,309        963,538       (79,368)                        884,170
 High Quality Long-Term Bond Fund              13,691,630        766,756       (97,356)                        669,400
 High Quality Short-Term Bond Fund             24,305,732        781,788       (67,320)                        714,468
 International Emerging Markets Fund            9,463,042        486,543      (688,444)                       (201,901)
 International Fund I                          46,984,108        734,020    (4,603,681)                     (3,869,661)
 International Fund II                        127,619,109      2,266,609   (13,462,616)                    (11,196,007)
 International SmallCap Fund                    9,937,373        307,172    (1,350,519)                     (1,043,347)
 LargeCap Growth Fund                          35,510,614      1,459,331    (4,609,537)                     (3,150,206)
 LargeCap S&P 500 Index Fund                  119,264,486      2,834,951   (21,000,915)                    (18,165,964)
 LargeCap Value Fund                           39,919,588      1,787,780    (3,158,884)                     (1,371,104)
 MidCap Blend Fund                             19,783,613        831,166    (1,594,963)                       (763,797)
 MidCap Growth Fund                             6,309,751        281,419      (709,194)                       (427,775)
 MidCap S&P 400 Index Fund                     20,103,636      1,146,320    (3,896,547)                     (2,750,227)
 MidCap Value Fund                             25,297,876        639,156    (1,855,401)                     (1,216,245)
 Partners LargeCap Blend Fund                 152,617,665      6,739,134   (14,806,257)                     (8,067,123)
 Partners LargeCap Blend Fund I                15,699,214        325,091    (2,996,017)                     (2,670,926)
 Partners LargeCap Growth Fund I              319,228,424     13,652,608   (31,640,942)                    (17,988,334)
 Partners LargeCap Growth Fund II               8,611,213        220,305      (527,194)                       (306,889)
 Partners LargeCap Value Fund                 516,467,404     14,637,787   (91,153,254)                    (76,515,467)
 Partners MidCap Blend Fund                    12,439,361        595,815    (2,406,522)                     (1,810,707)
 Partners MidCap Growth Fund                    5,929,120        545,213      (294,100)                        251,113
 Partners MidCap Value Fund                    29,618,950      1,035,958    (2,863,604)                     (1,827,646)
 Partners SmallCap Growth I Fund               96,160,052      4,684,884   (14,940,444)                    (10,255,560)
 Partners SmallCap Growth II Fund              10,995,139        652,457    (1,070,478)                       (418,021)
 Partners SmallCap Value Fund                 177,340,407      4,470,283   (38,680,607)                    (34,210,324)
 Preferred Securities Fund                     12,125,557        175,954      (167,589)                          8,365
 Principal LifeTime 2010 Fund                  45,143,271        540,552    (2,604,804)                     (2,064,252)
 Principal LifeTime 2020 Fund                  56,996,315        592,412    (4,042,867)                     (3,450,455)
 Principal LifeTime 2030 Fund                  43,945,738        499,030    (3,689,172)                     (3,190,142)
 Principal LifeTime 2040 Fund                  20,619,872        167,293    (1,926,842)                     (1,759,549)
 Principal LifeTime 2050 Fund                   7,904,327         41,070    (1,069,777)                     (1,028,707)
 Principal LifeTime Strategic Income Fund      18,959,285        189,433      (622,985)                       (433,552)
 Real Estate Fund                              31,845,039      1,205,989    (1,792,042)                       (586,053)
 SmallCap Blend Fund                           24,768,202      1,496,136    (3,310,563)                     (1,814,427)
 SmallCap Growth Fund                          12,793,784        632,514    (2,007,572)                     (1,375,058)
 SmallCap S&P 600 Index Fund                   18,782,354      1,490,002    (3,655,890)                     (2,165,888)
 SmallCap Value Fund                           19,208,598        934,572    (1,846,536)                       (911,964)
 Technology Fund                               10,645,212        167,465    (2,172,389)                     (2,004,924)


The Funds' investments are with various issuers in various industries. The schedules of investments contained herein summarize concentrations of credit risk by country,issuer and industry.

                         NOTES TO FINANCIAL STATEMENTS
                         PRINCIPAL INVESTORS FUND, INC.
                                OCTOBER 31, 2002
 -------------------------------------------------------------------------------
5. INVESTMENT TRANSACTIONS (CONTINUED)




FOREIGN CURRENCY CONTRACTS. . At October 31, 2002, certain funds owned forward contracts to both purchase and sell foreign currencies at specified future dates at fixed exchange rates. Forward foreign currency contracts are valued at the forward rate, and are marked-to-market daily. The change in market value is recorded by each fund as an unrealized gain or loss.

When the contract is closed, each fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

The use of forward foreign currency contracts does not eliminate the fluctuations in underlying prices of each fund's portfolio securities, but it does establish a rate of exchange that can be achieved in the future. Although forward foreign currency contracts limit the risk of loss due to a decline in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency increase. In addition, each fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts.

                                                                             VALUE AT     NET UNREALIZED
                         FOREIGN CURRENCY   CONTRACTS TO                    OCTOBER 31,    APPRECIATION
                        PURCHASE CONTRACTS     ACCEPT      IN EXCHANGE FOR     2002       (DEPRECIATION)
                        ------------------  -------------  ---------------  -----------  ----------------
 International Fund I   Hong Kong Dollar      3,768,016       $482,788       $482,890        $  102
                        Japanese Yen         16,762,339        135,552        136,975         1,423
 International Fund II  Hong Kong Dollar        696,452         89,179         89,215            36
                        Japanese Yen         50,147,731        402,437        409,784         7,347
 Technology Fund        Japanese Yen          8,932,547         73,045         72,993           (52)





                                                                            VALUE AT     NET UNREALIZED
                        FOREIGN CURRENCY   CONTRACTS TO                    OCTOBER 31,    APPRECIATION
                         SALE CONTRACTS       DELIVER     IN EXCHANGE FOR     2002       (DEPRECIATION)
                        -----------------  -------------  ---------------  -----------  ----------------
 International Fund I   Hong Kong Dollar     3,768,016       $482,518       $482,890        $  (372)
                        Japanese Yen        16,762,339        137,072        136,975             97
 International Fund II  Hong Kong Dollar     3,634,102        465,642        465,855           (213)
                        Japanese Yen        50,219,462        410,664        410,372            292
 Partners LargeCap      Swiss Franc            147,442         98,806         99,995         (1,189)
   Growth Fund II       Euro                   106,358        104,314        105,169           (855)
 Technology Fund        Japanese Yen         9,064,586         72,744         74,072         (1,328)

                         NOTES TO FINANCIAL STATEMENTS
                         PRINCIPAL INVESTORS FUND, INC.
                                OCTOBER 31, 2002
 -------------------------------------------------------------------------------
6.  CAPITAL SHARE TRANSACTIONS

                                                                            BOND & MORTGAGE    CAPITAL      GOVERNMENT
                                                                 BALANCED     SECURITIES     PRESERVATION    SECURITIES
                                                                   FUND          FUND            FUND          FUND
                                                                ----------  ---------------  ------------   -----------
 YEAR ENDED OCTOBER 31, 2002:
 Shares sold:
  Advisors Preferred..........................................    184,082       210,892              30        12,567
  Advisors Select.............................................      4,368        54,585              28        57,863
  Class J.....................................................  1,768,492     4,631,515       1,262,632     4,310,888
  Institutional...............................................         --     3,906,987              43     2,120,574
  Preferred...................................................      6,409       946,965              36       151,632
  Select......................................................         --         9,655              33           128
 Shares issued in reinvestment of dividends and distributions:
  Advisors Preferred..........................................         --           592           6,164             2
  Advisors Select.............................................      1,042           346           5,847           500
  Class J.....................................................      7,488       106,369          18,905        79,613
  Institutional...............................................         --       102,536           7,606        58,507
  Preferred...................................................         --        13,428           6,711         1,598
  Select......................................................         --            32           6,499            --
 Shares redeemed:
  Advisors Preferred..........................................    (12,348)     (250,290)             --      (240,161)
  Advisors Select.............................................    (23,008)     (268,438)             --      (255,978)
  Class J.....................................................   (321,980)     (621,196)        (73,131)     (567,176)
  Institutional...............................................         --      (519,587)             --      (540,516)
  Preferred...................................................         --      (442,343)             --      (253,196)
  Select......................................................         --      (249,034)             --      (240,138)
                                                                ---------     ---------       ---------     ---------
                                       Net Increase (Decrease)  1,614,545     7,633,014       1,241,403     4,696,707
                                                                =========     =========       =========     =========

Transactions in Capital Shares by fund were as follows:

                         NOTES TO FINANCIAL STATEMENTS
                         PRINCIPAL INVESTORS FUND, INC.
                                OCTOBER 31, 2002
 -------------------------------------------------------------------------------
6.  CAPITAL SHARE TRANSACTIONS (CONTINUED)

                                                                            BOND & MORTGAGE    CAPITAL      GOVERNMENT
                                                                 BALANCED     SECURITIES     PRESERVATION   SECURITIES
                                                                   FUND          FUND            FUND          FUND
                                                                ----------  ---------------  ------------  ------------
 PERIODS ENDED OCTOBER 31, 2001:
 Shares sold:
  Advisors Preferred..........................................    125,002       250,005         165,000       250,005
  Advisors Select.............................................    204,839       250,232         165,000       254,200
  Class J.....................................................    461,238       778,881         235,872       434,697
  Institutional...............................................      1,043       529,536         175,000       357,194
  Preferred...................................................    470,000       970,000         165,000       971,173
  Select......................................................    124,999       249,998         165,000       249,998
 Shares issued in reinvestment of dividends and distributions:
  Advisors Preferred..........................................         --            --           2,417            --
  Advisors Select.............................................         --            --           2,302            45
  Class J.....................................................         --         8,617           2,518         5,396
  Institutional...............................................         --         4,747           2,944         3,556
  Preferred...................................................         --            --           2,611             5
  Select......................................................         --            --           2,536            --
 Shares redeemed:
  Advisors Preferred..........................................         --            --              --            --
  Advisors Select.............................................    (10,585)           --              --        (1,410)
  Class J.....................................................    (29,441)      (47,182)           (785)      (23,507)
  Institutional...............................................         --       (58,829)             --       (39,596)
  Preferred...................................................   (345,000)     (720,000)             --      (720,000)
  Select......................................................         --            --              --            --
                                                                ---------     ---------       ---------     ---------
                                       Net Increase (Decrease)  1,002,095     2,216,005       1,085,415     1,741,756
                                                                =========     =========       =========     =========

                         NOTES TO FINANCIAL STATEMENTS
                         PRINCIPAL INVESTORS FUND, INC.
                                OCTOBER 31, 2002
 -------------------------------------------------------------------------------
6.  CAPITAL SHARE TRANSACTIONS (CONTINUED)

                                                                  HIGH QUALITY     HIGH QUALITY  HIGH QUALITY   INTERNATIONAL
                                                                INTERMEDIATE-TERM   LONG-TERM     SHORT-TERM      EMERGING
                                                                    BOND FUND       BOND FUND     BOND FUND     MARKETS FUND
                                                                -----------------  ------------  ------------  ---------------
 YEAR ENDED OCTOBER 31, 2002:
 Shares sold:
  Advisors Preferred..........................................        42,555              --         41,664         60,116
  Advisors Select.............................................         6,442              --             --             --
  Class J.....................................................       876,966         492,259      1,193,114        355,739
  Institutional...............................................            --              --        935,977        273,170
  Preferred...................................................       507,281           2,630        264,268            856
  Select......................................................            --              --             --             --
 Shares issued in reinvestment of dividends and distributions:
  Advisors Preferred..........................................           164              --            132             --
  Advisors Select.............................................         1,006              --             --             --
  Class J.....................................................        22,518          15,819         21,113             46
  Institutional...............................................            --              --         22,252            578
  Preferred...................................................        10,996              47          8,436             --
  Select......................................................            --              --             --             --
 Shares redeemed:
  Advisors Preferred..........................................      (109,421)        (38,120)      (248,944)        (8,710)
  Advisors Select.............................................      (119,713)        (38,121)      (246,402)            --
  Class J.....................................................      (114,201)        (99,722)      (143,751)      (139,825)
  Institutional...............................................            --              --       (164,003)       (23,068)
  Preferred...................................................      (181,421)        (38,754)      (263,356)           (15)
  Select......................................................      (109,294)        (38,111)      (248,894)            --
                                                                    --------         -------      ---------       --------
                                       Net Increase (Decrease)       833,878         257,927      1,171,606        518,887
                                                                    ========         =======      =========       ========

                         NOTES TO FINANCIAL STATEMENTS
                         PRINCIPAL INVESTORS FUND, INC.
                                OCTOBER 31, 2002
 -------------------------------------------------------------------------------
6.  CAPITAL SHARE TRANSACTIONS (CONTINUED)

                                                                  HIGH QUALITY     HIGH QUALITY  HIGH QUALITY   INTERNATIONAL
                                                                INTERMEDIATE-TERM   LONG-TERM     SHORT-TERM      EMERGING
                                                                    BOND FUND       BOND FUND     BOND FUND     MARKETS FUND
                                                                -----------------  ------------  ------------  ---------------
 PERIODS ENDED OCTOBER 31, 2001:
 Shares sold:
  Advisors Preferred..........................................       250,005          250,241       250,005        125,222
  Advisors Select.............................................       272,509          250,234       250,233        125,219
  Class J.....................................................       126,095          115,757        97,315         43,552
  Institutional...............................................           971              965       125,595         44,846
  Preferred...................................................       970,000          970,000       970,000        470,000
  Select......................................................       249,997          250,234       249,998        125,109
 Shares issued in reinvestment of dividends and distributions:
  Advisors Preferred..........................................            --               --            --             --
  Advisors Select.............................................           386               --            --             --
  Class J.....................................................         1,437            1,349         1,147             --
  Institutional...............................................            --               --         1,502             --
  Preferred...................................................            --               --            --             --
  Select......................................................            --               --            --             --
 Shares redeemed:
  Advisors Preferred..........................................            --               --            --             --
  Advisors Select.............................................        (2,364)              --            --             --
  Class J.....................................................        (2,836)          (4,421)       (3,927)        (1,522)
  Institutional...............................................            --               --       (11,910)        (7,074)
  Preferred...................................................      (720,000)        (720,000)     (720,000)      (345,000)
  Select......................................................            --               --            --             --
                                                                   ---------        ---------     ---------       --------
                                       Net Increase (Decrease)     1,146,200        1,114,359     1,209,958        580,352
                                                                   =========        =========     =========       ========

                         NOTES TO FINANCIAL STATEMENTS
                         PRINCIPAL INVESTORS FUND, INC.
                                OCTOBER 31, 2002
 -------------------------------------------------------------------------------
6.  CAPITAL SHARE TRANSACTIONS (CONTINUED)

                                                                                              INTERNATIONAL    LARGECAP
                                                                INTERNATIONAL  INTERNATIONAL    SMALLCAP        GROWTH
                                                                   FUND I         FUND II         FUND           FUND
                                                                -------------  -------------  -------------  ------------
 YEAR ENDED OCTOBER 31, 2002:
 Shares sold:
  Advisors Preferred..........................................     153,580         176,486       135,790             --
  Advisors Select.............................................      65,928           2,592        65,241             --
  Class J.....................................................   1,368,109         543,953       546,698        920,439
  Institutional...............................................   3,037,279      18,369,025        80,079      4,529,814
  Preferred...................................................     289,976          68,856       165,459        237,116
  Select......................................................          --              --            --             --
 Shares issued in acquisitions:
  Advisors Preferred..........................................     240,660              --            --             --
  Advisors Select.............................................     315,308              --            --             --
  Class J.....................................................     109,219              --            --             --
  Institutional...............................................       2,553              --            --             --
  Preferred...................................................     236,702              --            --             --
  Select......................................................     241,109              --            --             --
 Shares issued in reinvestment of dividends and distributions:
  Advisors Preferred..........................................          --              --            --             --
  Advisors Select.............................................          --              --            --             --
  Class J.....................................................          --             222            --             --
  Institutional...............................................      20,051           2,340            91             --
  Preferred...................................................         862              --             6             --
  Select......................................................          --              --            --             --
 Shares redeemed:
  Advisors Preferred..........................................     (11,714)        (70,723)       (6,454)            --
  Advisors Select.............................................     (22,778)        (72,576)      (28,008)            --
  Class J.....................................................    (212,783)        (82,510)     (148,709)      (133,794)
  Institutional...............................................    (155,279)       (939,064)      (11,596)      (100,713)
  Preferred...................................................     (12,751)        (74,652)      (70,223)       (56,763)
  Select......................................................          --         (70,531)           --             --
                                                                 ---------      ----------      --------      ---------
                                       Net Increase (Decrease)   5,666,031      17,853,418       728,374      5,396,099
                                                                 =========      ==========      ========      =========

                         NOTES TO FINANCIAL STATEMENTS
                         PRINCIPAL INVESTORS FUND, INC.
                                OCTOBER 31, 2002
 -------------------------------------------------------------------------------
6.  CAPITAL SHARE TRANSACTIONS (CONTINUED)

                                                                                              INTERNATIONAL   LARGECAP
                                                                INTERNATIONAL  INTERNATIONAL    SMALLCAP       GROWTH
                                                                   FUND I         FUND II         FUND          FUND
                                                                -------------  -------------  -------------  -----------
 PERIODS ENDED OCTOBER 31, 2001:
 Shares sold:
  Advisors Preferred..........................................     125,123        100,097        125,002       125,144
  Advisors Select.............................................     134,077        100,195        125,121       125,142
  Class J.....................................................     310,811        130,458         89,724       241,775
  Institutional...............................................     279,587      1,210,320         25,885       289,106
  Preferred...................................................     470,000        100,097        470,000       470,000
  Select......................................................     125,120        100,097        124,999       125,140
 Shares issued in reinvestment of dividends and distributions:
  Advisors Preferred..........................................          --             --             --            --
  Advisors Select.............................................          --             --             --            --
  Class J.....................................................          --             --             --            --
  Institutional...............................................          --             --             --            --
  Preferred...................................................          --             --             --            --
  Select......................................................          --             --             --            --
 Shares redeemed:
  Advisors Preferred..........................................          --             --             --            --
  Advisors Select.............................................      (2,123)            --             (1)           (1)
  Class J.....................................................     (18,979)        (7,310)        (4,335)      (12,847)
  Institutional...............................................     (40,703)      (923,219)        (6,197)      (42,139)
  Preferred...................................................    (345,000)            --       (345,000)     (345,000)
  Select......................................................          --             --             --            --
                                                                 ---------      ---------       --------      --------
                                       Net Increase (Decrease)   1,037,913        810,735        605,198       976,320
                                                                 =========      =========       ========      ========

                         NOTES TO FINANCIAL STATEMENTS
                         PRINCIPAL INVESTORS FUND, INC.
                                OCTOBER 31, 2002
 -------------------------------------------------------------------------------
6.  CAPITAL SHARE TRANSACTIONS (CONTINUED)

                                LARGECAP     LARGECAP     MIDCAP      MIDCAP
                                 S&P 500      VALUE       BLEND       GROWTH
                               INDEX FUND      FUND        FUND        FUND
                               -----------  ----------  ----------  -----------
 YEAR ENDED OCTOBER 31, 2002:
 Shares sold:
  Advisors Preferred.........     916,192          --     120,809          --
  Advisors Select............     203,167      11,191         655       3,594
  Class J....................   8,706,399     414,843   1,404,358     963,625
  Institutional..............          --   3,162,091          --          --
  Preferred..................   5,447,296     450,891      26,567       2,337
  Select.....................      38,109          --          --          --
 Shares issued in
 reinvestment of dividends
 and distributions:
  Advisors Preferred.........          --          --          --          --
  Advisors Select............          41         503          --          --
  Class J....................       3,076         238          --          --
  Institutional..............          --       3,965          --          --
  Preferred..................       1,898          --          --          --
  Select.....................          --          --          --          --
 Shares redeemed:
  Advisors Preferred.........     (74,107)         --     (10,088)    (21,536)
  Advisors Select............     (26,550)    (46,113)        (77)    (22,378)
  Class J....................  (1,222,160)    (86,169)   (200,394)   (160,152)
  Institutional..............          --    (103,592)         --          --
  Preferred..................  (1,272,324)   (119,291)         --     (22,403)
  Select.....................         (24)         --          --     (21,466)
                               ----------   ---------   ---------    --------
      Net Increase (Decrease)  12,721,013   3,688,557   1,341,830     721,621
                               ==========   =========   =========    ========

                         NOTES TO FINANCIAL STATEMENTS
                         PRINCIPAL INVESTORS FUND, INC.
                                OCTOBER 31, 2002
 -------------------------------------------------------------------------------
6.  CAPITAL SHARE TRANSACTIONS (CONTINUED)

                                   LARGECAP   LARGECAP    MIDCAP      MIDCAP
                                   S&P 500      VALUE      BLEND      GROWTH
                                  INDEX FUND    FUND       FUND        FUND
                                  ----------  ---------  ---------  -----------
 PERIODS ENDED OCTOBER 31, 2001:
 Shares sold:
  Advisors Preferred............    125,122    125,114    125,002     125,262
  Advisors Select...............    136,520    305,377    125,727     128,143
  Class J.......................  1,703,351    135,247    296,165     255,087
  Institutional.................      1,052    250,595        997       1,247
  Preferred.....................    638,574    470,000    470,000     470,000
  Select........................    124,999    124,999    124,999     125,129
 Shares issued in reinvestment
 of dividends and distributions:
  Advisors Preferred............         --         --         --          --
  Advisors Select...............         --         --         --          --
  Class J.......................         --         --         --          --
  Institutional.................         --         --         --          --
  Preferred.....................         --         --         --          --
  Select........................         --         --         --          --
 Shares redeemed:
  Advisors Preferred............         --         --         --          --
  Advisors Select...............     (3,184)   (23,635)      (127)       (730)
  Class J.......................    (95,393)   (16,129)   (18,096)     (9,875)
  Institutional.................         --    (37,698)        --          --
  Preferred.....................   (345,000)  (345,000)  (345,000)   (345,000)
  Select........................         --         --         --          --
                                  ---------   --------   --------    --------
         Net Increase (Decrease)  2,286,041    988,870    779,667     749,263
                                  =========   ========   ========    ========

                         NOTES TO FINANCIAL STATEMENTS
                         PRINCIPAL INVESTORS FUND, INC.
                                OCTOBER 31, 2002
 -------------------------------------------------------------------------------
6.  CAPITAL SHARE TRANSACTIONS (CONTINUED)

                                                                  MIDCAP      MIDCAP                    PARTNERS
                                                                 S&P 400      VALUE        MONEY        LARGECAP
                                                                INDEX FUND     FUND     MARKET FUND    BLEND FUND
                                                                ----------  ----------  ------------  -------------
 YEAR ENDED OCTOBER 31, 2002:
 Shares sold:
  Advisors Preferred..........................................     38,329      58,560     8,690,975        32,029
  Advisors Select.............................................     32,371          --       587,541       110,383
  Class J.....................................................    633,296   2,093,137    42,715,709       684,930
  Institutional...............................................         --          --     1,682,840    17,134,110
  Preferred...................................................    853,643         106     2,496,062       515,736
  Select......................................................      1,496          --            --            --
 Shares issued in reinvestment of dividends and distributions:
  Advisors Preferred..........................................         --          --         5,553            --
  Advisors Select.............................................         --          --         4,047            --
  Class J.....................................................      1,881      10,946       119,305            --
  Institutional...............................................         --          --         9,472        13,550
  Preferred...................................................         31          --         9,359            --
  Select......................................................         --          --            --            --
 Shares redeemed:
  Advisors Preferred..........................................       (825)    (58,056)   (6,726,437)          (59)
  Advisors Select.............................................       (183)    (52,641)     (695,049)      (41,899)
  Class J.....................................................   (112,533)   (259,796)  (13,308,845)      (86,810)
  Institutional...............................................         --          --      (355,877)   (1,855,928)
  Preferred...................................................   (145,311)    (52,459)   (5,256,482)     (148,283)
  Select......................................................         (2)    (52,476)      (90,000)           --
                                                                ---------   ---------   -----------    ----------
                                       Net Increase (Decrease)  1,302,193   1,687,321    29,888,173    16,357,759
                                                                =========   =========   ===========    ==========

                         NOTES TO FINANCIAL STATEMENTS
                         PRINCIPAL INVESTORS FUND, INC.
                                OCTOBER 31, 2002
 -------------------------------------------------------------------------------
6.  CAPITAL SHARE TRANSACTIONS (CONTINUED)

                                                                  MIDCAP     MIDCAP                   PARTNERS
                                                                 S&P 400      VALUE       MONEY       LARGECAP
                                                                INDEX FUND    FUND     MARKET FUND   BLEND FUND
                                                                ----------  ---------  -----------  ------------
 PERIODS ENDED OCTOBER 31, 2001:
 Shares sold:
  Advisors Preferred..........................................   125,223     125,110      100,000      100,000
  Advisors Select.............................................   125,111     125,107      867,307      102,878
  Class J.....................................................   248,795     331,167    7,883,440       64,323
  Institutional...............................................       992         949      232,980    2,114,494
  Preferred...................................................   470,874     470,000    4,700,000      100,087
  Select......................................................   125,109     124,999      100,000      100,087
 Shares issued in reinvestment of dividends and distributions:
  Advisors Preferred..........................................        --          --           --           --
  Advisors Select.............................................        --          --        9,106           --
  Class J.....................................................        --          --       43,997           --
  Institutional...............................................        --          --        1,405           --
  Preferred...................................................        --          --           --           --
  Select......................................................        --          --           --           --
 Shares redeemed:
  Advisors Preferred..........................................        --          --           --           --
  Advisors Select.............................................        (1)         --     (209,272)        (694)
  Class J.....................................................   (14,505)    (19,462)    (658,994)      (2,193)
  Institutional...............................................        --          --      (48,316)    (460,934)
  Preferred...................................................  (345,000)   (345,000)          --           --
  Select......................................................        --          --           --           --
                                                                --------    --------   ----------    ---------
                                       Net Increase (Decrease)   736,598     812,870   13,021,653    2,118,048
                                                                ========    ========   ==========    =========

                         NOTES TO FINANCIAL STATEMENTS
                         PRINCIPAL INVESTORS FUND, INC.
                                OCTOBER 31, 2002
 -------------------------------------------------------------------------------
6.  CAPITAL SHARE TRANSACTIONS (CONTINUED)

                                                                  PARTNERS      PARTNERS        PARTNERS       PARTNERS
                                                                  LARGECAP      LARGECAP        LARGECAP       LARGECAP
                                                                BLEND FUND I  GROWTH FUND I  GROWTH FUND II   VALUE FUND
                                                                ------------  -------------  --------------  -------------
 YEAR ENDED OCTOBER 31, 2002:
 Shares sold:
  Advisors Preferred..........................................     101,408        707,244            --          199,133
  Advisors Select.............................................          --        357,339            --          451,807
  Class J.....................................................   1,319,331        693,341       377,839          633,407
  Institutional...............................................          --     48,268,323       313,777       46,259,021
  Preferred...................................................     130,416      3,038,160        36,865        1,334,679
  Select......................................................          --         28,856            --            4,328
 Shares issued in reinvestment of dividends and distributions:
  Advisors Preferred..........................................          --             --            --               --
  Advisors Select.............................................          --             --            --               --
  Class J.....................................................         539             --            --              342
  Institutional...............................................          --             --            --           27,166
  Preferred...................................................          --             --            --                3
  Select......................................................          --             --            --               --
 Shares redeemed:
  Advisors Preferred..........................................     (14,538)        (4,941)           --           (6,984)
  Advisors Select.............................................          --       (156,091)           --         (121,974)
  Class J.....................................................    (202,570)      (105,528)      (67,618)         (78,381)
  Institutional...............................................          --     (2,221,289)     (214,872)      (1,530,913)
  Preferred...................................................      (8,984)      (765,234)           (3)        (368,507)
  Select......................................................          --             --            --               --
                                                                 ---------     ----------      --------       ----------
                                       Net Increase (Decrease)   1,325,602     49,840,180       445,988       46,803,127
                                                                 =========     ==========      ========       ==========

                         NOTES TO FINANCIAL STATEMENTS
                         PRINCIPAL INVESTORS FUND, INC.
                                OCTOBER 31, 2002
 -------------------------------------------------------------------------------
6.  CAPITAL SHARE TRANSACTIONS (CONTINUED)

                                                                  PARTNERS      PARTNERS        PARTNERS       PARTNERS
                                                                  LARGECAP      LARGECAP        LARGECAP       LARGECAP
                                                                BLEND FUND I  GROWTH FUND I  GROWTH FUND II   VALUE FUND
                                                                ------------  -------------  --------------  ------------
 PERIODS ENDED OCTOBER 31, 2001:
 Shares sold:
  Advisors Preferred..........................................    125,002        100,100        100,102         100,166
  Advisors Select.............................................    125,125        115,055        100,205         100,166
  Class J.....................................................    358,191        151,609         99,746          73,986
  Institutional...............................................      1,112      1,993,632        817,562       3,060,999
  Preferred...................................................    470,000        100,000        100,102         100,083
  Select......................................................    124,999        100,100        100,102         100,083
 Shares issued in reinvestment of dividends and distributions:
  Advisors Preferred..........................................         --             --             --              --
  Advisors Select.............................................         --             --             --              --
  Class J.....................................................         --             --             --              --
  Institutional...............................................         --             --             --              --
  Preferred...................................................         --             --             --              --
  Select......................................................         --             --             --              --
 Shares redeemed:
  Advisors Preferred..........................................         --             --             --              --
  Advisors Select.............................................         --         (5,864)            --              --
  Class J.....................................................    (15,698)        (7,890)        (5,033)         (5,981)
  Institutional...............................................         --       (494,516)      (388,380)       (772,149)
  Preferred...................................................   (345,000)            --             --              --
  Select......................................................         --             --             --              --
                                                                 --------      ---------       --------       ---------
                                       Net Increase (Decrease)    843,731      2,052,226        924,406       2,757,353
                                                                 ========      =========       ========       =========

                         NOTES TO FINANCIAL STATEMENTS
                         PRINCIPAL INVESTORS FUND, INC.
                                OCTOBER 31, 2002
 -------------------------------------------------------------------------------
6.  CAPITAL SHARE TRANSACTIONS (CONTINUED)

                                                                 PARTNERS    PARTNERS     PARTNERS      PARTNERS
                                                                  MIDCAP      MIDCAP       MIDCAP       SMALLCAP
                                                                BLEND FUND  GROWTH FUND  VALUE FUND   GROWTH FUND I
                                                                ----------  -----------  ----------  ---------------
 YEAR ENDED OCTOBER 31, 2002:
 Shares sold:
  Advisors Preferred..........................................        --     121,579        54,221        115,089
  Advisors Select.............................................        --          45        41,845         69,114
  Class J.....................................................   326,265     510,213       480,952        289,218
  Institutional...............................................   646,408          --     2,237,692     17,727,135
  Preferred...................................................    16,253     148,695        71,630        194,091
  Select......................................................        --          --            --             --
 Shares issued in reinvestment of dividends and distributions:
  Advisors Preferred..........................................        --          --            --             --
  Advisors Select.............................................        --          --            --             --
  Class J.....................................................        --          --            --             --
  Institutional...............................................        --          --           893             --
  Preferred...................................................        --          --            --             --
  Select......................................................        --          --            --             --
 Shares redeemed:
  Advisors Preferred..........................................        --      (2,412)          (81)          (203)
  Advisors Select.............................................        --          --       (20,153)       (13,476)
  Class J.....................................................   (40,697)    (88,887)      (79,748)       (51,919)
  Institutional...............................................   (54,446)         --      (282,192)      (574,398)
  Preferred...................................................    (1,997)    (53,951)      (12,406)      (112,731)
  Select......................................................        --          --            --             --
                                                                 -------     -------     ---------     ----------
                                       Net Increase (Decrease)   891,786     635,282     2,492,653     17,641,920
                                                                 =======     =======     =========     ==========

                         NOTES TO FINANCIAL STATEMENTS
                         PRINCIPAL INVESTORS FUND, INC.
                                OCTOBER 31, 2002
 -------------------------------------------------------------------------------
6.  CAPITAL SHARE TRANSACTIONS (CONTINUED)

                                                                 PARTNERS    PARTNERS     PARTNERS      PARTNERS
                                                                  MIDCAP      MIDCAP       MIDCAP       SMALLCAP
                                                                BLEND FUND  GROWTH FUND  VALUE FUND   GROWTH FUND I
                                                                ----------  -----------  ----------  ---------------
 PERIODS ENDED OCTOBER 31, 2001:
 Shares sold:
  Advisors Preferred..........................................    83,500      125,128     100,175        100,204
  Advisors Select.............................................    83,500      125,251     107,913        100,204
  Class J.....................................................   151,584      116,133     102,012         45,397
  Institutional...............................................   242,888        1,175     684,574      1,181,621
  Preferred...................................................    83,500      470,000     100,087        100,102
  Select......................................................    83,500      125,125     100,087        100,102
 Shares issued in reinvestment of dividends and distributions:
  Advisors Preferred..........................................        --           --          --             --
  Advisors Select.............................................        --           --          --             --
  Class J.....................................................        --           --          --             --
  Institutional...............................................        --           --          --             --
  Preferred...................................................        --           --          --             --
  Select......................................................        --           --          --             --
 Shares redeemed:
  Advisors Preferred..........................................        --           --          --             --
  Advisors Select.............................................        --           --      (2,286)            --
  Class J.....................................................    (7,776)     (10,559)     (6,673)          (935)
  Institutional...............................................      (254)          --    (370,960)      (420,681)
  Preferred...................................................        --     (345,000)         --             --
  Select......................................................        --           --          --             --
                                                                 -------     --------    --------      ---------
                                       Net Increase (Decrease)   720,442      607,253     814,929      1,206,014
                                                                 =======     ========    ========      =========

                         NOTES TO FINANCIAL STATEMENTS
                         PRINCIPAL INVESTORS FUND, INC.
                                OCTOBER 31, 2002
 -------------------------------------------------------------------------------
6.  CAPITAL SHARE TRANSACTIONS (CONTINUED)

                                                      PARTNERS      PARTNERS           PREFERRED                  PRINCIPAL
                                                      SMALLCAP      SMALLCAP           SECURITIES               LIFETIME 2010
                                                   GROWTH FUND II  VALUE FUND             FUND                      FUND
                                                   --------------  -----------  ------------------------  -------------------------
 PERIODS ENDED OCTOBER 31, 2002:
 Shares sold:
  Advisors Preferred.............................      150,230         21,029                        --                   262,294
  Advisors Select................................           --         67,727                        --                       226
  Class J........................................      180,159        465,135                        --                   555,485
  Institutional..................................    1,254,082     14,301,706                 1,279,680                 3,444,606
  Preferred......................................       20,972        562,764                        --                    36,358
  Select.........................................           --             --                        --                        --
 Shares issued in reinvestment of dividends and
 distributions:
  Advisors Preferred.............................           --             --                        --                        --
  Advisors Select................................           --             --                        --                        --
  Class J........................................           --          1,242                        --                       603
  Institutional..................................           --          9,001                        --                    12,764
  Preferred......................................           --             --                        --                        --
  Select.........................................           --             --                        --                        --
 Shares redeemed:
  Advisors Preferred.............................         (384)          (966)                       --                      (369)
  Advisors Select................................           --         (3,724)                       --                        --
  Class J........................................      (28,847)       (99,690)                       --                   (63,897)
  Institutional..................................     (203,785)      (977,668)                  (32,151)                 (153,719)
  Preferred......................................           --        (46,821)                       --                    (1,778)
  Select.........................................           --             --                --                        --
                                                     ---------     ----------   -----------------------    ----------------------
                          Net Increase (Decrease)    1,372,427     14,299,735                 1,247,529                 4,092,573
                                                     =========     ==========   =======================    ======================

                         NOTES TO FINANCIAL STATEMENTS
                         PRINCIPAL INVESTORS FUND, INC.
                                OCTOBER 31, 2002
 -------------------------------------------------------------------------------
6.  CAPITAL SHARE TRANSACTIONS (CONTINUED)

                                                                   PARTNERS      PARTNERS   PREFERRED      PRINCIPAL
                                                                   SMALLCAP      SMALLCAP   SECURITIES   LIFETIME 2010
                                                                GROWTH FUND II  VALUE FUND     FUND          FUND
                                                                --------------  ----------  ----------  ---------------
 PERIODS ENDED OCTOBER 31, 2001:
 Shares sold:
  Advisors Preferred..........................................     100,212         83,500      N/A           1,000
  Advisors Select.............................................     100,212         83,500      N/A           1,000
  Class J.....................................................      53,318        150,556      N/A          50,479
  Institutional...............................................     547,223        774,414      N/A         440,700
  Preferred...................................................     100,106         83,500      N/A           1,000
  Select......................................................     100,106         83,500      N/A           1,000
 Shares issued in reinvestment of dividends and distributions:
  Advisors Preferred..........................................          --             --      N/A              --
  Advisors Select.............................................          --             --      N/A              --
  Class J.....................................................          --             --      N/A              --
  Institutional...............................................          --             --      N/A              --
  Preferred...................................................          --             --      N/A              --
  Select......................................................          --             --      N/A              --
 Shares redeemed:
  Advisors Preferred..........................................          --             --      N/A              --
  Advisors Select.............................................          --             --      N/A              --
  Class J.....................................................      (3,536)        (2,545)     N/A            (848)
  Institutional...............................................    (361,100)      (205,934)     N/A          (1,125)
  Preferred...................................................          --             --      N/A              --
  Select......................................................          --             --      N/A              --
                                                                  --------      ---------      ---         -------
                                       Net Increase (Decrease)     636,541      1,050,491                  493,206
                                                                  ========      =========      ===         =======

                         NOTES TO FINANCIAL STATEMENTS
                         PRINCIPAL INVESTORS FUND, INC.
                                OCTOBER 31, 2002
 -------------------------------------------------------------------------------
6.  CAPITAL SHARE TRANSACTIONS (CONTINUED)

                                                                  PRINCIPAL      PRINCIPAL      PRINCIPAL        PRINCIPAL
                                                                LIFETIME 2020  LIFETIME 2030  LIFETIME 2040    LIFETIME 2050
                                                                    FUND           FUND           FUND             FUND
                                                                -------------  -------------  -------------  -----------------
 YEAR ENDED OCTOBER 31, 2002:
 Shares sold:
  Advisors Preferred..........................................     232,546         75,149          4,654                   9
  Advisors Select.............................................       6,581            442          6,418               1,037
  Class J.....................................................     981,192        869,562        385,927              77,889
  Institutional...............................................   4,403,883      3,484,721      1,520,667             559,095
  Preferred...................................................      78,916        105,526         22,064               3,163
  Select......................................................          --             --             --                  --
 Shares issued in reinvestment of dividends and distributions:
  Advisors Preferred..........................................          --             --             --                  --
  Advisors Select.............................................          --             --             --                  --
  Class J.....................................................         896            929            292                 211
  Institutional...............................................       8,913          7,939          5,703               3,782
  Preferred...................................................          --             --             --                  --
  Select......................................................          --             --             --                  --
 Shares redeemed:
  Advisors Preferred..........................................     (23,144)        (2,276)           (12)                 --
  Advisors Select.............................................          --             --           (165)               (171)
  Class J.....................................................    (151,706)       (88,143)       (40,576)            (12,573)
  Institutional...............................................     (78,788)      (263,289)       (72,430)            (66,082)
  Preferred...................................................        (886)        (5,448)          (306)               (115)
  Select......................................................          --             --             --                  --
                                                                 ---------      ---------      ---------      --------------
                                       Net Increase (Decrease)   5,458,403      4,185,112      1,832,236
                                                                 =========      =========      =========      ==============

                         NOTES TO FINANCIAL STATEMENTS
                         PRINCIPAL INVESTORS FUND, INC.
                                OCTOBER 31, 2002
 -------------------------------------------------------------------------------
6.  CAPITAL SHARE TRANSACTIONS (CONTINUED)

                                                                  PRINCIPAL      PRINCIPAL      PRINCIPAL       PRINCIPAL
                                                                LIFETIME 2020  LIFETIME 2030  LIFETIME 2040   LIFETIME 2050
                                                                    FUND           FUND           FUND            FUND
                                                                -------------  -------------  -------------  ---------------
 PERIODS ENDED OCTOBER 31, 2001:
 Shares sold:
  Advisors Preferred..........................................      1,000          1,000           1,000          1,000
  Advisors Select.............................................      1,000          1,000           1,000          1,000
  Class J.....................................................    121,039         91,596          38,889         30,009
  Institutional...............................................    293,366        457,990         497,730        279,341
  Preferred...................................................      1,000          1,000           1,000          1,000
  Select......................................................      1,000          1,000           1,000          1,000
 Shares issued in reinvestment of dividends and distributions:
  Advisors Preferred..........................................         --             --              --             --
  Advisors Select.............................................         --             --              --             --
  Class J.....................................................         --             --              --             --
  Institutional...............................................         --             --              --             --
  Preferred...................................................         --             --              --             --
  Select......................................................         --             --              --             --
 Shares redeemed:
  Advisors Preferred..........................................         --             --              --             --
  Advisors Select.............................................         --             --              --             --
  Class J.....................................................     (1,984)        (3,234)         (2,899)          (345)
  Institutional...............................................     (3,292)       (57,492)       (187,771)       (33,829)
  Preferred...................................................         --             --              --             --
  Select......................................................         --             --              --             --
                                                                  -------        -------        --------        -------
                                       Net Increase (Decrease)    413,129        492,860         349,949        279,176
                                                                  =======        =======        ========        =======

                         NOTES TO FINANCIAL STATEMENTS
                         PRINCIPAL INVESTORS FUND, INC.
                                OCTOBER 31, 2002
 -------------------------------------------------------------------------------
6.  CAPITAL SHARE TRANSACTIONS (CONTINUED)

                                                                    PRINCIPAL
                                                                LIFETIME STRATEGIC  REAL ESTATE   SMALLCAP     SMALLCAP
                                                                   INCOME FUND         FUND      BLEND FUND   GROWTH FUND
                                                                ------------------  -----------  ----------  -------------
 YEAR ENDED OCTOBER 31, 2002:
 Shares sold:
  Advisors Preferred..........................................         98,853         284,610       98,574           --
  Advisors Select.............................................            526          15,960        2,699       11,672
  Class J.....................................................         85,539       1,948,484    1,787,987      966,754
  Institutional...............................................      1,770,556              --      486,715      835,986
  Preferred...................................................         14,473         471,200       19,747       11,606
  Select......................................................             --           4,891           --           --
 Shares issued in reinvestment of dividends and distributions:
  Advisors Preferred..........................................             --              --           --           --
  Advisors Select.............................................             --             127            3          111
  Class J.....................................................             53           8,426          511        9,032
  Institutional...............................................          4,382              --           --        4,389
  Preferred...................................................             --              28           --           --
  Select......................................................             --              --           --           --
 Shares redeemed:
  Advisors Preferred..........................................        (20,583)        (64,763)    (130,322)          --
  Advisors Select.............................................             --         (53,953)    (124,653)     (10,704)
  Class J.....................................................        (18,129)       (341,593)    (222,932)    (237,694)
  Institutional...............................................       (196,316)             --         (245)     (32,530)
  Preferred...................................................           (163)       (109,402)    (124,059)      (5,017)
  Select......................................................             --         (52,914)    (124,073)          --
                                                                    ---------       ---------    ---------    ---------
                                       Net Increase (Decrease)      1,739,191       2,111,101    1,669,952    1,553,605
                                                                    =========       =========    =========    =========

                         NOTES TO FINANCIAL STATEMENTS
                         PRINCIPAL INVESTORS FUND, INC.
                                OCTOBER 31, 2002
 -------------------------------------------------------------------------------
6.  CAPITAL SHARE TRANSACTIONS (CONTINUED)

                                                                    PRINCIPAL
                                                                LIFETIME STRATEGIC  REAL ESTATE   SMALLCAP     SMALLCAP
                                                                   INCOME FUND         FUND      BLEND FUND   GROWTH FUND
                                                                ------------------  -----------  ----------  -------------
 PERIODS ENDED OCTOBER 31, 2001:
 Shares sold:
  Advisors Preferred..........................................         1,000          125,119     125,214       125,235
  Advisors Select.............................................         1,000          130,470     127,917       130,042
  Class J.....................................................        10,411          214,042     252,411       189,392
  Institutional...............................................       207,991            1,006         949        90,205
  Preferred...................................................         1,000          470,295     470,000       470,000
  Select......................................................         1,000          124,999     125,105       124,999
 Shares issued in reinvestment of dividends and distributions:
  Advisors Preferred..........................................            --               --          --            --
  Advisors Select.............................................            --               --          --            --
  Class J.....................................................            --               --          --            --
  Institutional...............................................            --               --          --            --
  Preferred...................................................            --               --          --            --
  Select......................................................            --               --          --            --
 Shares redeemed:
  Advisors Preferred..........................................            --               --          --            --
  Advisors Select.............................................            --           (1,647)       (874)       (2,611)
  Class J.....................................................            --          (12,423)    (13,569)       (8,449)
  Institutional...............................................       (46,114)              --          --       (13,985)
  Preferred...................................................            --         (345,000)   (345,000)     (345,000)
  Select......................................................            --               --          --            --
                                                                     -------         --------    --------      --------
                                       Net Increase (Decrease)       176,288          706,861     742,153       759,828
                                                                     =======         ========    ========      ========

                         NOTES TO FINANCIAL STATEMENTS
                         PRINCIPAL INVESTORS FUND, INC.
                                OCTOBER 31, 2002
 -------------------------------------------------------------------------------
6.  CAPITAL SHARE TRANSACTIONS (CONTINUED)

                                            SMALLCAP
                                            S&P 600     SMALLCAP    TECHNOLOGY
                                           INDEX FUND  VALUE FUND      FUND
                                           ----------  ----------  ------------
 YEAR ENDED OCTOBER 31, 2002:
 Shares sold:
  Advisors Preferred.....................     17,402      33,359           --
  Advisors Select........................     94,725       4,028       52,728
  Class J................................    677,994     482,391      536,429
  Institutional..........................         --     893,061    1,617,970
  Preferred..............................    850,440      23,983      164,675
  Select.................................      5,261          --        1,335
 Shares issued in reinvestment of
 dividends and distributions:
  Advisors Preferred.....................         --          --           --
  Advisors Select........................         --          --           --
  Class J................................      2,609       3,579           --
  Institutional..........................         --       7,934          239
  Preferred..............................         12          --           --
  Select.................................         --          --           --
 Shares redeemed:
  Advisors Preferred.....................    (73,151)    (50,053)          --
  Advisors Select........................    (81,565)    (44,660)     (26,746)
  Class J................................   (106,656)    (81,960)    (123,074)
  Institutional..........................         --     (89,937)    (596,362)
  Preferred..............................   (274,593)    (49,209)     (26,778)
  Select.................................    (71,956)    (42,241)          --
                                           ---------   ---------    ---------
                  Net Increase (Decrease)  1,040,522   1,090,275    1,600,416
                                           =========   =========    =========

                         NOTES TO FINANCIAL STATEMENTS
                         PRINCIPAL INVESTORS FUND, INC.
                                OCTOBER 31, 2002
 -------------------------------------------------------------------------------
6.  CAPITAL SHARE TRANSACTIONS (CONTINUED)

                                            SMALLCAP
                                            S&P 600     SMALLCAP    TECHNOLOGY
                                           INDEX FUND  VALUE FUND      FUND
                                           ----------  ----------   ----------
 PERIODS ENDED OCTOBER 31, 2001:
 Shares sold:
  Advisors Preferred.....................   125,104     125,108      100,116
  Advisors Select........................   125,202     125,104      100,232
  Class J................................   196,544      81,110      195,713
  Institutional..........................       918     127,886      799,056
  Preferred..............................   470,527     470,000      100,116
  Select.................................   125,100     125,104      100,116
 Shares issued in reinvestment of
 dividends and distributions:
  Advisors Preferred.....................        --          --           --
  Advisors Select........................        --          --           --
  Class J................................        --          --           --
  Institutional..........................        --          --           --
  Preferred..............................        --          --           --
  Select.................................        --          --           --
 Shares redeemed:
  Advisors Preferred.....................        --          --           --
  Advisors Select........................        --          --           --
  Class J................................   (12,993)     (9,684)     (15,810)
  Institutional..........................        --     (19,407)    (474,225)
  Preferred..............................  (345,000)   (345,000)          --
  Select.................................        --          --           --
                                           --------    --------     --------
                  Net Increase (Decrease)   685,402     680,221      905,314
                                           ========    ========     ========

                         NOTES TO FINANCIAL STATEMENTS
                         PRINCIPAL INVESTORS FUND, INC.
                                OCTOBER 31, 2002
 -------------------------------------------------------------------------------
6. FEDERAL TAX INFORMATION


DISTRIBUTIONS TO SHAREHOLDERS . The tax character of distributions paid during 2002 and 2001 were as follows:

                                 ORDINARY INCOME     LONG-TERM CAPITAL GAIN   RETURN OF CAPITAL
                                 ------------        ----------               ----------
                                  2002       2001      2002        2001         2002       2001
                                  ----       ----      ----        ----         ----       ----
 Balanced Fund                 $  161,714  $ 11,650   $   --       --          $   --     $   --
 Bond & Mortgage Securities     2,687,985   639,026       --               --      --         --
 Fund
 Capital Preservation Fund        517,342   157,447       --              --       --         --
 Government Securities Fund     1,764,065   606,754       --              --       --         --
 High Quality                     891,009   538,672       --              --       --         --
 Intermediate-Term Bond Fund
 High Quality Long-Term Bond      747,716   545,768       --              --       --         --
 Fund
 High Quality Short-Term Bond     959,723   536,583       --              --       --         --
 Fund
 International Emerging            31,324     8,900       --              --       --         --
 Markets Fund
 International Fund I             144,407     2,050       --              --       --         --
 International Fund II             46,718        --       --              --       --         --
 International SmallCap Fund        1,590     4,700       --              --       --         --
 LargeCap Growth Fund                  --        --       --            --         --      7,200
 LargeCap S&P 500 Index Fund       68,923     7,350       --               --      --         --
 LargeCap Value Fund               73,487     5,800       --              --       --         --
 MidCap Blend Fund                 15,734     8,500       --              --       --         --
 MidCap Growth Fund                    --        --       --               --      --        600
 MidCap S&P 400 Index Fund         68,848     7,900    8,466              --       --         --
 MidCap Value Fund                279,657     7,950       --              --       --         --
 Money Market Fund                203,096   254,087       --              --       --         --
 Partners LargeCap Blend Fund     146,348     9,150       --              --       --         --
 Partners LargeCap Blend Fund      26,739     4,450       --              --       --         --
 I
 Partners LargeCap Growth              --        --       --              --       --      2,200
 Fund I
 Partners LargeCap Growth              --        --       --              --       --      2,400
 Fund II
 Partners LargeCap Value Fund     338,542    13,400       --               --      --         --
 Partners MidCap Blend Fund            --        --       --               --      --         --
 Partners MidCap Growth Fund           --        --       --              --       --         --
 Partners MidCap Value Fund         5,841     4,300       --              --    6,426         --
 Partners SmallCap Growth              --        --       --              --       --         --
 Fund I
 Partners SmallCap Growth              --        --       --              --       --      2,400
 Fund II
 Partners SmallCap Value Fund     187,753        --       --              --       --         --
 Preferred Securities Fund             --       N/A       --         N/A           --        N/A
 Principal LifeTime 2010 Fund     133,871        --       --              --       --         --
 Principal LifeTime 2020 Fund      98,372        --       --              --       --         --
 Principal LifeTime 2030 Fund      88,271        --       --               --      --         --
 Principal LifeTime 2040 Fund      61,136        --       --              --       --         --
 Principal LifeTime 2050 Fund      39,928        --       --               --      --         --
 Principal LifeTime Strategic      45,832        --       --              --       --         --
 Income Fund
 Real Estate Fund                 271,445    43,900       --               --      --         --
 SmallCap Blend Fund               21,579     6,200    1,576               --   1,068         --
 SmallCap Growth Fund             294,647        --       --              --       --         --
 SmallCap S&P 600 Index Fund      107,626     6,500       --              --       --         --
 SmallCap Value Fund              384,256    12,900    4,006            --         --         --
 Technology Fund                    1,923        --       --               --      --         --


For tax purposes, short-term capital gain distributions are considered ordinary income distributions.

                         NOTES TO FINANCIAL STATEMENTS
                         PRINCIPAL INVESTORS FUND, INC.
                                OCTOBER 31, 2002
 -------------------------------------------------------------------------------
6. FEDERAL TAX INFORMATION (CONTINUED)



DISTRIBUTABLE EARNINGS. .

                                     UNDISTRIBUTED          UNDISTRIBUTED
                                     ORDINARY INCOME   LONG-TERM CAPITAL GAINS
                                    ----------------   -----------------------
 Balanced Fund                         $  241,046            $       --
 Bond & Mortgage Securities Fund            9,502                    --
 Capital Preservation Fund                 39,666                    --
 Government Securities Fund                31,741                    --
 High Quality Intermediate-Term
 Bond Fund                                  8,198                    --
 High Quality Long-Term Bond Fund           9,182                    --
 High Quality Short-Term Bond Fund         11,007                    --
 International Emerging Markets
 Fund                                          --                    --
 International Fund I                      13,083                    --
 International Fund II                         --                    --
 International SmallCap Fund               71,855                    --
 LargeCap Growth Fund                       3,629                    --
 LargeCap S&P 500 Index Fund              447,105                    --
 LargeCap Value Fund                      258,082                    --
 MidCap Blend Fund                         15,511                    --
 MidCap Growth Fund                            --                    --
 MidCap S&P 400 Index Fund                 49,035                    --
 MidCap Value Fund                         37,295                    --
 Money Market Fund                             --                    --
 Partners LargeCap Blend Fund             730,071                    --
 Partners LargeCap Blend Fund I            26,110                    --
 Partners LargeCap Growth Fund I          334,094                    --
 Partners LargeCap Growth Fund II              --                    --
 Partners LargeCap Value Fund           3,975,344                    --
 Partners MidCap Blend Fund                    --                    --
 Partners MidCap Growth Fund                   --                    --
 Partners MidCap Value Fund                    --                    --
 Partners SmallCap Growth Fund I               --                    --
 Partners SmallCap Growth Fund II              --                    --
 Partners SmallCap Value Fund             374,961             1,145,459
 Preferred Securities Fund                297,612                    --
 Principal LifeTime 2010 Fund             511,476                 3,265
 Principal LifeTime 2020 Fund             502,289                 3,082
 Principal LifeTime 2030 Fund             284,239                 5,139
 Principal LifeTime 2040 Fund              95,346                 3,935
 Principal LifeTime 2050 Fund              19,880                 1,612
 Principal LifeTime Strategic
 Income Fund                              182,445                 2,907
 Real Estate Fund                         532,062                    --
 SmallCap Blend Fund                           --                    --
 SmallCap Growth Fund                          --                    --
 SmallCap S&P 600 Index Fund                9,589                    --
 SmallCap Value Fund                       61,020                    --
 Technology Fund                               --                    --

As of October 31, 2002, the components of distributable earnings on a tax basis were as follows:

                         NOTES TO FINANCIAL STATEMENTS
                         PRINCIPAL INVESTORS FUND, INC.
                                OCTOBER 31, 2002
 -------------------------------------------------------------------------------
6. FEDERAL TAX INFORMATION (CONTINUED)


CAPITAL LOSS CARRYFORWARDS . Capital loss carryforwards are losses that can be used to offset future capital gains of the fund. At October 31, 2002, the Funds had approximate net capital loss carryforwards as follows:

                                                           NET CAPITAL LOSS CARRYFORWARDS EXPIRING IN:
                                                               2008           2009             2010
                                                           -------------  -------------  ----------------
 Balanced Fund                                              $       --     $   44,000      $ 2,025,000
 Bond & Mortgage Securities Fund                                    --             --          487,000
 Capital Preservation Fund                                          --             --           37,000
 Government Securities Fund                                         --          1,000           77,000
 High Quality Intermediate-Term Bond Fund                           --             --           59,000
 High Quality Long-Term Bond Fund                                   --             --           25,000
 High Quality Short-Term Bond Fund                                  --             --           87,000
 International Emerging Markets Fund                                --        631,000          393,000
 International Fund I                                        1,220,000      2,110,000        2,875,000
 International Fund II                                              --        797,000        3,851,000
 International SmallCap Fund                                        --        913,000          692,000
 LargeCap Growth Fund                                               --        479,000        2,242,000
 LargeCap S&P 500 Index Fund                                        --        105,000        1,771,000
 LargeCap Value Fund                                                --        325,000        2,757,000
 MidCap Blend Fund                                                  --        273,000          707,000
 MidCap Growth Fund                                                 --        859,000        3,590,000
 MidCap S&P 400 Index Fund                                          --             --           13,000
 MidCap Value Fund                                                  --             --        1,053,000
 Partners LargeCap Blend Fund                                       --        477,000        5,585,000
 Partners LargeCap Blend Fund I                                     --        354,000        1,444,000
 Partners LargeCap Growth Fund I                                    --        727,000       37,522,000
 Partners LargeCap Growth Fund II                                   --        819,000        1,629,000
 Partners LargeCap Value Fund                                       --             --        7,697,000
 Partners MidCap Blend Fund                                         --        165,000          967,000
 Partners MidCap Growth Fund                                        --      1,773,000        1,670,000
 Partners MidCap Value Fund                                         --        333,000          511,000
 Partners SmallCap Growth Fund I                                    --      1,783,000       26,752,000
 Partners SmallCap Growth Fund II                                   --      1,059,000          717,000
 Preferred Securities Fund                                          --             --          125,000
 Real Estate Fund                                                   --        161,000          111,000
 SmallCap Blend Fund                                                --             --        1,473,000
 SmallCap Growth Fund                                               --             --        4,677,000
 SmallCap S&P 600 Index Fund                                        --             --          505,000
 SmallCap Value Fund                                                --             --           75,000
 Technology Fund                                                    --      1,608,000        2,508,000


International Fund I acquired approximately $1,464,000 and $1,134,000 of capital losses, included above, as part of its acquisition of European Fund and Pacific Basin Fund respectively, which may be applied against realized net taxable gains in future years, subject to certain limitations imposed by Section 382 of the Internal Revenue Code.

                            SCHEDULE OF INVESTMENTS

                                 BALANCED FUND

                                OCTOBER 31, 2002

                                                             Shares
                                                              Held                   Value
-----------------------------------------------------------------------------------------------------
COMMON STOCKS (60.24%)
ADVERTISING SERVICES (0.02%)
                                                                                  $
 R.H. Donnelley /1/                                                180                  4,354
AEROSPACE & DEFENSE (0.02%)
 Esterline Technologies /1/                                        220                  3,993
AEROSPACE & DEFENSE EQUIPMENT (1.02%)
 BE Aerospace /1/                                                  670                  2,050
 DRS Technologies /1/                                              140                  4,640
 Lockheed Martin                                                 1,580                 91,482
 Moog /1/                                                          250                  6,642
 United Technologies                                             1,770                109,156
                                                                                      213,970
AGRICULTURAL CHEMICALS (0.02%)
 Agrium                                                            390                  3,838
AGRICULTURAL OPERATIONS (0.03%)
 Delta & Pine Land                                                 330                  6,326
APPAREL MANUFACTURERS (0.04%)
 Phillips-Van Heusen                                               330                  4,462
 Quiksilver /1/                                                    200                  4,802
                                                                                        9,264
APPLICATIONS SOFTWARE (1.34%)
 Citrix Systems /1/                                                430                  3,247
 Intuit /1/                                                        570                 29,594
 Microsoft /1/                                                   4,200                224,574
 Siebel Systems /1/                                              3,260                 24,515
                                                                                      281,930
AUTO-MEDIUM & HEAVY DUTY TRUCKS (0.02%)
 Oshkosh Truck                                                      90                  5,126
AUTO/TRUCK PARTS & EQUIPMENT-ORIGINAL (0.05%)
 American Axle & Manufacturing Holdings /1/                        220                  5,214
 Tower Automotive /1/                                            1,000                  5,300
                                                                                       10,514
AUTO/TRUCK PARTS & EQUIPMENT-REPLACEMENT (0.02%)
 Aftermarket Technology /1/                                        340                  3,784
BUILDING & CONSTRUCTION PRODUCTS-MISCELLANEOUS (0.02%)
 ElkCorp                                                           220                  3,467
BUILDING PRODUCTS-AIR & HEATING (0.02%)
 Lennox International                                              280                  3,623
BUILDING PRODUCTS-WOOD (0.02%)
 Universal Forest Products                                         234                  4,182
BUILDING-HEAVY CONSTRUCTION (0.05%)
 Chicago Bridge & Iron                                             260                  7,046
 Granite Construction                                              200                  3,204
                                                                                       10,250
                                                             Shares
                                                              Held                   Value
-----------------------------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
BUILDING-RESIDENTIAL & COMMERCIAL (0.33%)
                                                                                  $
 Dominion Homes /1/                                                180                  2,781
 Lennar                                                          1,130                 62,342
 Ryland Group                                                      100                  4,160
                                                                                       69,283
CABLE TV (0.30%)
 Comcast /1/                                                     2,710                 62,357
CASINO HOTELS (0.57%)
 Ameristar Casinos /1/                                             230                  2,990
 Aztar /1/                                                         280                  3,783
 Harrah's Entertainment /1/                                        610                 25,620
 MGM Mirage                                                      1,100                 34,210
 Park Place Entertainment /1/                                    7,400                 53,650
                                                                                      120,253
CHEMICALS-DIVERSIFIED (0.86%)
 E.I. Du Pont de Nemours                                         3,210                132,412
 Georgia Gulf                                                      190                  4,133
 Hercules /1/                                                    2,320                 22,272
 Rohm & Haas                                                       670                 22,291
                                                                                      181,108
CHEMICALS-SPECIALTY (0.02%)
 Albemarle                                                         150                  4,218
CIRCUIT BOARDS (0.02%)
 Benchmark Electronics /1/                                         170                  3,784
COAL (0.03%)
 Arch Coal                                                         370                  6,423
COATINGS & PAINT (0.03%)
 RPM                                                               410                  6,175
COLLECTIBLES (0.03%)
 Action Performance /1/                                            260                  5,366
COMMERCIAL BANKS (1.77%)
 Amsouth Bancorp                                                 3,380                 66,248
 Commerce Bancshares                                             1,439                 59,848
 First Midwest Bancorp                                             120                  3,335
 First Tennessee National                                        1,970                 73,048
 Gold Banc                                                         630                  6,199
 Greater Bay Bancorp                                               370                  5,639
 Independent Bank                                                   78                  1,700
 Local Financial /1/                                               350                  4,998
 North Fork Bancorp.                                             1,850                 71,151
 Old National Bancorp                                              200                  4,760
 Sky Financial Group                                               270                  5,189
 South Financial Group                                             180                  3,897
 UnionBanCal                                                     1,560                 66,612
                                                                                      372,624
COMMERCIAL SERVICE-FINANCE (1.52%)
 H&R Block                                                       4,010                177,964
 Paychex                                                         4,910                141,506
                                                                                      319,470
                                                             Shares
                                                              Held                   Value
-----------------------------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
COMMERCIAL SERVICES (0.11%)
                                                                                  $
 Alliance Data Systems /1/                                       1,020                 17,340
 Central Parking                                                   260                  6,040
                                                                                       23,380
COMPUTER DATA SECURITY (0.01%)
 Netscreen Technologies /1/                                        150                  1,976
COMPUTER SERVICES (0.32%)
 Computer Sciences /1/                                           2,080                 67,163
COMPUTERS (0.12%)
 Hewlett-Packard                                                 1,601                 25,296
COMPUTERS-MEMORY DEVICES (0.42%)
 EMC /1/                                                         5,130                 26,214
 Veritas Software /1/                                            4,130                 62,983
                                                                                       89,197
COMPUTERS-PERIPHERAL EQUIPMENT (0.00%)
 Electronics for Imaging /1/                                        51                    929
CONSULTING SERVICES (0.02%)
 Right Management Consultants /1/                                  310                  4,086
CONSUMER PRODUCTS-MISCELLANEOUS (0.53%)
 American Greetings                                              1,160                 17,446
 Clorox                                                          1,560                 70,091
 Fortune Brands                                                    380                 19,023
 Scotts /1/                                                         80                  3,808
                                                                                      110,368
CONTAINERS-METAL & GLASS (0.39%)
 Ball                                                            1,270                 61,506
 Owens-Illinois /1/                                              1,760                 21,102
                                                                                       82,608
CONTAINERS-PAPER & PLASTIC (0.17%)
 Pactiv /1/                                                      1,330                 26,387
 Sealed Air /1/                                                    630                  9,652
                                                                                       36,039
COSMETICS & TOILETRIES (1.16%)
 Gillette                                                        2,670                 79,780
 Kimberly-Clark                                                    490                 25,235
 Procter & Gamble                                                1,580                139,751
                                                                                      244,766
DATA PROCESSING & MANAGEMENT (0.73%)
 Acxiom /1/                                                      4,140                 52,164
 Automatic Data Processing                                       2,380                101,221
                                                                                      153,385
DECISION SUPPORT SOFTWARE (0.07%)
 Cognos                                                            290                  5,748
 NetIQ /1/                                                         240                  3,386
 Precise Software Solutions /1/                                    550                  6,380
                                                                                       15,514
                                                             Shares
                                                              Held                   Value
-----------------------------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
DIAGNOSTIC KITS (0.03%)
                                                                                  $
 Idexx Laboratories /1/                                            170                  5,865
DISTRIBUTION-WHOLESALE (0.02%)
 Aviall /1/                                                        360                  3,359
DIVERSIFIED FINANCIAL SERVICES (0.84%)
 Citigroup                                                       4,750                175,512
DIVERSIFIED MANUFACTURING OPERATIONS (1.17%)
 3M                                                                380                 48,237
 A.O. Smith                                                        240                  5,270
 General Electric                                                7,520                189,880
 Harsco                                                            130                  3,335
                                                                                      246,722
DIVERSIFIED OPERATIONS (0.02%)
 Walter Industries                                                 462                  5,059
E-COMMERCE-SERVICES (0.18%)
 WebMD /1/                                                       6,120                 38,617
ELECTRIC-INTEGRATED (1.94%)
 Black Hills                                                       160                  4,216
 CH Energy Group                                                   149                  7,428
 Edison International /1/                                        7,490                 75,274
 Entergy                                                         2,130                 93,912
 Exelon                                                          2,220                111,888
 PPL                                                             1,740                 60,221
 Progress Energy                                                   960                 40,051
 TXU                                                             1,050                 15,068
                                                                                      408,058
ELECTRONIC COMPONENTS-MISCELLANEOUS (0.02%)
 OSI Systems /1/                                                   240                  3,838
ELECTRONIC COMPONENTS-SEMICONDUCTOR (0.54%)
 Applied Micro Circuits /1/                                        587                  2,301
 Intel                                                           2,780                 48,094
 LSI Logic /1/                                                   3,650                 21,535
 Omnivision Technologies /1/                                       280                  3,169
 Texas Instruments                                               2,430                 38,540
                                                                                      113,639
ELECTRONICS-MILITARY (0.08%)
 L-3 Communications Holdings /1/                                   360                 16,920
ENGINEERING-RESEARCH & DEVELOPMENT SERVICES (0.05%)
 EMCOR Group /1/                                                    90                  4,375
 URS /1/                                                           270                  5,119
                                                                                        9,494
ENGINES-INTERNAL COMBUSTION (0.03%)
 Briggs & Stratton                                                 140                  5,383
ENTERPRISE SOFTWARE & SERVICE (0.22%)
 BEA Systems /1/                                                 5,680                 45,946
                                                             Shares
                                                              Held                   Value
-----------------------------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
ENTERTAINMENT SOFTWARE (0.02%)
                                                                                  $
 Activision /1/                                                    200                  4,100
FIDUCIARY BANKS (0.44%)
 State Street                                                    2,260                 93,496
FINANCE-INVESTMENT BANKER & BROKER (1.09%)
 Bear Stearns                                                    1,120                 68,376
 Jefferies Group                                                   150                  6,248
 Merrill Lynch                                                   3,080                116,886
 Morgan Stanley Dean Witter                                        970                 37,752
                                                                                      229,262
FINANCE-MORTGAGE LOAN/BANKER (0.44%)
 Federal National Mortgage Association                           1,390                 92,935
FOOD-CONFECTIONERY (0.35%)
 J.M. Smucker                                                      110                  4,027
 Wm. Wrigley Jr.                                                 1,300                 68,601
                                                                                       72,628
FOOD-MISCELLANEOUS/DIVERSIFIED (0.15%)
 American Italian Pasta /1/                                         90                  3,100
 Dole Food                                                         710                 20,860
 J & J Snack Foods /1/                                             120                  4,440
 Ralcorp Holdings /1/                                              180                  4,070
                                                                                       32,470
FOOD-RETAIL (0.25%)
 Whole Foods Market /1/                                            520                 24,260
 Winn-Dixie Stores                                               1,930                 28,989
                                                                                       53,249
FOOD-WHOLESALE & DISTRIBUTION (1.17%)
 Supervalu                                                         840                 14,112
 Sysco                                                           7,330                232,214
                                                                                      246,326
GARDEN PRODUCTS (0.03%)
 Toro                                                               96                  6,131
GAS-DISTRIBUTION (0.13%)
 AGL Resources                                                     300                  7,050
 New Jersey Resources                                              230                  7,263
 Oneok                                                             210                  3,977
 Peoples Energy                                                    130                  4,726
 Southern Union /1/                                                390                  4,813
                                                                                       27,829
HOME FURNISHINGS (0.01%)
 Bassett Furniture Industries                                       97                  1,268
IDENTIFICATION SYSTEM-DEVELOPMENT (0.02%)
 Paxar /1/                                                         240                  3,461
INDUSTRIAL GASES (0.04%)
 Airgas /1/                                                        500                  7,630
INSTRUMENTS-CONTROLS (0.17%)
 Johnson Controls                                                  350                 27,300
                                                             Shares
                                                              Held                   Value
-----------------------------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
INSTRUMENTS-CONTROLS (CONTINUED)
                                                                                  $
 Photon Dynamics /1/                                               210                  4,507
 Watts Industries                                                  250                  4,117
                                                                                       35,924
INTERNET BROKERS (0.29%)
 E*trade Group /1/                                              13,550                 60,975
INTERNET FINANCIAL SERVICES (0.03%)
 IndyMac Bancorp /1/                                               340                  6,338
INTERNET SECURITY (0.69%)
 CheckFree /1/                                                   3,890                 63,329
 Internet Security Systems /1/                                     230                  4,246
 Symantec /1/                                                    1,920                 76,800
                                                                                      144,375
INVESTMENT COMPANIES (0.02%)
 American Capital Strategies                                       250                  4,915
LIFE & HEALTH INSURANCE (0.03%)
 Scottish Annuity & Life Holdings                                  130                  2,300
 Stancorp Financial Group                                           80                  4,320
                                                                                        6,620
LOTTERY SERVICES (0.02%)
 Gtech Holdings /1/                                                200                  5,200
MACHINERY-CONSTRUCTION & MINING (0.01%)
 Terex /1/                                                         230                  2,682
MACHINERY-GENERAL INDUSTRY (0.05%)
 Albany International                                              470                  9,959
MACHINERY-MATERIAL HANDLING (0.01%)
 Nacco Industries                                                   70                  3,024
MEDICAL INSTRUMENTS (2.03%)
 Biomet                                                          4,305                126,825
 Medtronic                                                       6,140                275,072
 St. Jude Medical /1/                                              700                 24,927
                                                                                      426,824
MEDICAL PRODUCTS (1.67%)
 Johnson & Johnson                                               5,960                350,150
MEDICAL STERILIZATION PRODUCT (0.12%)
 Steris /1/                                                        920                 24,408
MEDICAL-BIOMEDICAL/GENE (0.02%)
 Enzon /1/                                                         170                  3,298
MEDICAL-DRUGS (1.87%)
 Forest Laboratories /1/                                           250                 24,497
 ICN Pharmaceuticals                                             2,330                 19,456
 OSI Pharmaceuticals /1/                                           200                  3,464
 Pfizer                                                         10,730                340,892
                                                             Shares
                                                              Held                   Value
-----------------------------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
MEDICAL-DRUGS (CONTINUED)
                                                                                  $
 Salix Pharmaceuticals /1/                                         530                  4,346
                                                                                      392,655
MEDICAL-GENERIC DRUGS (0.11%)
 Mylan Laboratories                                                710                 22,344
MEDICAL-HMO (0.37%)
 Aetna                                                             600                 24,180
 UnitedHealth Group                                                600                 54,570
                                                                                       78,750
MEDICAL-HOSPITALS (0.55%)
 Curative Health Services /1/                                      360                  5,382
 Tenet Healthcare /1/                                            3,865                111,119
                                                                                      116,501
MEDICAL-OUTPATIENT & HOME MEDICAL CARE (0.03%)
 Select Medical /1/                                                410                  5,305
MEDICAL-WHOLESALE DRUG DISTRIBUTION (1.18%)
 Cardinal Health                                                 3,580                247,772
METAL PROCESSORS & FABRICATION (0.07%)
 Quanex                                                            180                  6,397
 Worthington Industries                                            470                  8,855
                                                                                       15,252
METAL-DIVERSIFIED (0.02%)
 Hecla Mining /1/                                                  990                  3,584
MISCELLANEOUS INVESTING (0.95%)
 Annaly Mortgage Management                                      3,270                 57,323
 Capital Automotive                                                180                  4,410
 CBL & Associates Properties                                       200                  7,392
 Chelsea Property Group                                            170                  5,533
 Developers Diversified Realty                                     250                  5,350
 Essex Property Trust                                               80                  3,797
 Home Properties of New York                                       120                  3,804
 Hospitality Properties Trust                                      100                  3,272
 IMPAC Mortgage Holdings                                           520                  5,658
 Keystone Property Trust                                           220                  3,645
 Macerich                                                          160                  4,552
 Mack-Cali Realty                                                2,140                 61,825
 Manufactured Home Communities                                     150                  4,283
 Pan Pacific Retail Properties                                     200                  6,700
 Prentiss Properties Trust                                         160                  4,312
 PS Business Parks                                                 170                  5,387
 Regency Centers                                                   170                  5,314
 SL Green Realty                                                   140                  4,085
 United Dominion Realty Trust                                      220                  3,175
                                                                                      199,817
MONEY CENTER BANKS (1.17%)
 Bank of America                                                 3,530                246,394
MOTORCYCLE & MOTOR SCOOTER (0.57%)
 Harley-Davidson                                                 2,300                120,290
                                                             Shares
                                                              Held                   Value
-----------------------------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
MULTI-LINE INSURANCE (1.62%)
                                                                                  $
 Allstate                                                          610                 24,266
 American International Group                                    2,610                163,256
 Cigna                                                             950                 34,333
 MetLife                                                         2,330                 55,640
 Old Republic International                                      2,140                 63,793
                                                                                      341,288
MULTIMEDIA (1.14%)
 Belo                                                            1,790                 41,349
 Gannett                                                         1,470                111,617
 McGraw-Hill                                                     1,070                 69,015
 Walt Disney                                                     1,070                 17,869
                                                                                      239,850
NETWORKING PRODUCTS (1.25%)
 Anixter International /1/                                         140                  3,230
 Black Box /1/                                                     120                  5,073
 Cisco Systems /1/                                              14,510                162,222
 Emulex /1/                                                      5,120                 91,904
                                                                                      262,429
NON-FERROUS METALS (0.02%)
 RTI International Metals /1/                                      480                  4,968
NON-HAZARDOUS WASTE DISPOSAL (0.03%)
 Allied Waste Industries /1/                                       770                  6,275
OFFICE AUTOMATION & EQUIPMENT (0.50%)
 Global Imaging Systems /1/                                        260                  4,781
 Ikon Office Solutions                                           3,630                 25,700
 Xerox /1/                                                      11,340                 75,298
                                                                                      105,779
OIL COMPANY-EXPLORATION & PRODUCTION (0.60%)
 Apache                                                          1,240                 67,034
 Denbury Resources /1/                                             388                  4,520
 Encore Acquisition /1/                                            280                  4,584
 Evergreen Resources /1/                                           140                  5,758
 Houston Exploration /1/                                           110                  3,378
 Newfield Exploration /1/                                        1,150                 40,239
                                                                                      125,513
OIL COMPANY-INTEGRATED (2.05%)
 ChevronTexaco                                                     389                 26,308
 ConocoPhillips                                                    370                 17,945
 Exxon Mobil                                                     9,360                315,058
 Occidental Petroleum                                            2,510                 71,610
                                                                                      430,921
OIL FIELD MACHINERY & EQUIPMENT (0.01%)
 Universal Compression Holdings /1/                                130                  2,522
OIL-FIELD SERVICES (0.07%)
 Hanover Compressor /1/                                            220                  2,308
 Key Energy Services /1/                                           490                  4,376
 Seacor Smit /1/                                                   100                  4,110
 Willbros Group /1/                                                530                  3,927
                                                                                       14,721
                                                             Shares
                                                              Held                   Value
-----------------------------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
PAPER & RELATED PRODUCTS (0.09%)
                                                                                  $
 Louisiana-Pacific                                                 630                  4,246
 Pope & Talbot                                                     500                  5,890
 Schweitzer-Mauduit International                                  320                  7,933
                                                                                       18,069
PRINTING-COMMERCIAL (0.01%)
 Banta                                                              90                  2,772
PROPERTY & CASUALTY INSURANCE (0.73%)
 Arch Capital Group /1/                                            210                  5,882
 Fidelity National Financial                                     2,220                 67,044
 Progressive                                                     1,240                 68,200
 Selective Insurance Group                                         180                  4,032
 Travelers Property Casualty /1/                                    87                  1,154
 Travelers Property Casualty /1/                                   188                  2,542
 W.R. Berkley                                                      130                  4,830
                                                                                      153,684
PUBLICLY TRADED INVESTMENT FUND (5.02%)
 iShares MSCI EAFE Index Fund                                    6,600                650,760
 iShares MSCI Japan Index Fund /1/                              11,100                 76,701
 iShares MSCI Netherlands Index Fund                             2,500                 33,650
 iShares MSCI Pacific ex-Japan Index Fund /1/                    1,700                 88,400
 iShares S&P Europe 350 Index Fund                               4,295                205,516
                                                                                    1,055,027
PUBLISHING-NEWSPAPERS (0.28%)
 Tribune                                                         1,210                 58,140
REGIONAL BANKS (3.56%)
 Bank One                                                        3,550                136,923
 Fifth Third Bancorp                                             3,360                213,360
 Union Planters                                                  2,430                 68,672
 US Bancorp                                                      6,780                142,990
 Wells Fargo                                                     3,670                185,225
                                                                                      747,170
REINSURANCE (0.03%)
 Platinum Underwriters Holdings /1/                                246                  6,175
RESPIRATORY PRODUCTS (0.02%)
 Respironics /1/                                                   130                  4,152
RETAIL-APPAREL & SHOE (0.08%)
 Brown Shoe                                                        330                  6,385
 Charlotte Russe Holding /1/                                       270                  3,335
 Shoe Carnival                                                     210                  2,726
 Urban Outfitters /1/                                              140                  3,363
                                                                                       15,809
RETAIL-ARTS & CRAFTS (0.29%)
 Michaels Stores /1/                                             1,350                 60,696
RETAIL-AUTO PARTS (0.03%)
 CSK Auto /1/                                                      330                  4,092
 PEP Boys-Manny Moe & Jack                                         260                  3,016
                                                                                        7,108
                                                             Shares
                                                              Held                   Value
-----------------------------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
RETAIL-AUTOMOBILE (0.02%)
                                                                                  $
 Sonic Automotive /1/                                              240                  3,780
RETAIL-BEDDING (1.05%)
 Bed Bath & Beyond /1/                                           6,220                220,561
RETAIL-BUILDING PRODUCTS (0.09%)
 Home Depot                                                        660                 19,061
RETAIL-DISCOUNT (0.32%)
 ShopKo Stores                                                     231                  2,927
 Tuesday Morning /1/                                               190                  3,973
 Wal-Mart Stores                                                 1,110                 59,440
                                                                                       66,340
RETAIL-DRUG STORE (0.28%)
 Duane Reade /1/                                                   250                  4,810
 Walgreen                                                        1,600                 54,000
                                                                                       58,810
RETAIL-HOME FURNISHINGS (0.19%)
 Haverty Furniture                                                 278                  3,570
 Pier 1 Imports                                                  1,980                 37,323
                                                                                       40,893
RETAIL-JEWELRY (0.05%)
 Tiffany                                                           400                 10,472
RETAIL-MAIL ORDER (0.02%)
 J. Jill Group /1/                                                 150                  3,234
RETAIL-MAJOR DEPARTMENT STORE (0.27%)
 Sears Roebuck                                                   2,140                 56,196
RETAIL-REGIONAL DEPARTMENT STORE (0.63%)
 Kohls /1/                                                       2,260                132,097
RETAIL-RESTAURANTS (0.35%)
 CBRL Group                                                        220                  5,155
 McDonald's                                                      3,260                 59,039
 Rare Hospitality International /1/                                240                  6,403
 Red Robin Gourmet Burgers /1/                                     390                  3,615
                                                                                       74,212
RETAIL-SPORTING GOODS (0.02%)
 Sports Authority /1/                                              600                  3,564
RETAIL-VIDEO RENTAL (0.03%)
 Movie Gallery /1/                                                 310                  5,639
SAVINGS & LOANS-THRIFTS (0.42%)
 Dime Community Bancshares                                         220                  4,620
 Flagstar Bancorp.                                                 260                  5,005
 Greenpoint Financial                                            1,450                 63,177
 Independence Community Bank                                       230                  5,904
 Pennfed Financial Services                                        200                  5,240
 Webster Financial                                                 110                  3,565
                                                                                       87,511
                                                             Shares
                                                              Held                   Value
-----------------------------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
SCHOOLS (0.03%)
                                                                                  $
 Sylvan Learning Systems /1/                                       420                  6,413
SEMICONDUCTOR COMPONENT-INTEGRATED CIRCUITS (1.20%)
 Linear Technology                                               4,690                129,631
 Maxim Integrated Products /1/                                   3,790                120,674
 O2Micro International /1/                                         128                  1,098
                                                                                      251,403
SEMICONDUCTOR EQUIPMENT (0.38%)
 Applied Materials /1/                                           5,010                 75,300
 Photronics /1/                                                    310                  3,764
                                                                                       79,064
STEEL-PRODUCERS (0.04%)
 Reliance Steel & Aluminum                                         180                  3,771
 Steel Dynamics /1/                                                380                  4,951
                                                                                        8,722
STEEL-SPECIALTY (0.03%)
 Gibraltar Steel                                                   270                  5,543
TELECOMMUNICATION EQUIPMENT (0.20%)
 UTStarcom /1/                                                   2,470                 42,188
TELEPHONE-INTEGRATED (1.58%)
 Alltel                                                          1,140                 56,669
 AT&T                                                           11,460                149,438
 Level 3 Communications /1/                                      5,910                 28,126
 SBC Communications                                                680                 17,449
 Sprint                                                          3,940                 48,935
 Verizon Communications                                            815                 30,774
                                                                                      331,391
THERAPEUTICS (0.03%)
 CV Therapeutics /1/                                               150                  3,600
 Guilford Pharmaceuticals /1/                                      700                  3,514
                                                                                        7,114
TOBACCO (0.13%)
 Philip Morris                                                     570                 23,227
 Universal                                                         140                  4,931
                                                                                       28,158
TOOLS-HAND HELD (0.13%)
 Black & Decker                                                    580                 27,121
TRANSPORT-RAIL (0.86%)
 Genesee & Wyoming /1/                                             160                  3,504
 Kansas City Southern Industries /1/                               230                  3,220
 Norfolk Southern                                                3,480                 70,296
 Union Pacific                                                   1,760                103,928
                                                                                      180,948
TRANSPORT-SERVICES (0.50%)
 FedEx                                                           1,980                105,316
TRANSPORT-TRUCK (0.05%)
 Covenant Transport /1/                                            280                  4,807
 SCS Transportation                                                100                    910
                                                             Shares
                                                              Held                   Value
-----------------------------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
TRANSPORT-TRUCK (CONTINUED)
                                                                                  $
 Yellow                                                            210                  5,815
                                                                                       11,532
TRAVEL SERVICES (0.02%)
 Navigant International /1/                                        320                  3,658
WIRELESS EQUIPMENT (0.34%)
 Motorola                                                        7,715                 70,747
                                                  TOTAL COMMON STOCKS              12,657,698

                                                            Principal
                                                             Amount                  Value
-----------------------------------------------------------------------------------------------------
BONDS (16.13%)
AEROSPACE & DEFENSE (0.05%)
 Northrop Grumman
                                                           $                      $
  7.75%; 02/15/31                                               10,000                 11,253
AEROSPACE & DEFENSE EQUIPMENT (0.08%)
 Lockheed Martin
  7.65%; 05/01/16                                                5,000                  6,161
 United Technologies
  6.10%; 05/15/12                                               10,000                 11,037
                                                                                       17,198
AIRLINES (0.12%)
 Northwest Airlines
  7.58%; 03/01/19                                                9,147                  8,128
 Southwest Airlines
  5.10%; 05/01/06                                               17,010                 17,497
                                                                                       25,625
ASSET BACKED SECURITIES (0.22%)
 Chase Funding Mortgage Loan
  Asset-Backed Certificates
  3.07%; 07/25/17                                               20,000                 20,103
  4.41%; 02/25/17                                               25,000                 25,616
                                                                                       45,719
AUTO-CARS & LIGHT TRUCKS (0.26%)
 DaimlerChrysler Holding
  7.13%; 04/10/03                                               30,000                 30,450
  7.30%; 01/15/12                                               15,000                 16,240
 Ford Motor
  7.45%; 07/16/31                                               10,000                  7,640
                                                                                       54,330
AUTO/TRUCK PARTS & EQUIPMENT-ORIGINAL (0.12%)
 Delphi
  6.50%; 05/01/09                                                5,000                  5,094
 Lear
  7.96%; 05/15/05                                               10,000                 10,350
 TRW
  7.13%; 06/01/09                                                5,000                  5,293
                                                            Principal
                                                             Amount                  Value
-----------------------------------------------------------------------------------------------------
BONDS (CONTINUED)
AUTO/TRUCK PARTS & EQUIPMENT-ORIGINAL (CONTINUED)
 Visteon
                                                           $                      $
  8.25%; 08/01/10                                                5,000                  5,173
                                                                                       25,910
AUTOMOBILE SEQUENTIAL (0.87%)
 Ford Credit Auto Owner Trust
  4.72%; 12/15/05                                              100,000                104,458
 Toyota Auto Receivables Owner Trust
  4.72%; 09/15/08                                               75,000                 78,625
                                                                                      183,083
BEVERAGES-NON-ALCOHOLIC (0.12%)
 Coca-Cola Enterprises
  4.38%; 09/15/09                                                5,000                  5,016
  5.25%; 05/15/07                                               10,000                 10,753
 PepsiAmericas
  3.88%; 09/12/07                                               10,000                 10,042
                                                                                       25,811
BREWERY (0.10%)
 Anheuser-Busch
  4.38%; 01/15/13                                               10,000                  9,811
 Coors Brewing
  6.38%; 05/15/12                                               10,000                 11,064
                                                                                       20,875
BROADCASTING SERVICES & PROGRAMMING (0.01%)
 Grupo Televisa
  8.50%; 03/11/32                                                2,000                  1,710
BUILDING & CONSTRUCTION PRODUCTS-MISCELLANEOUS (0.10%)
 CRH America
  6.95%; 03/15/12                                                4,000                  4,417
 Masco
  6.00%; 05/03/04                                               15,000                 15,659
                                                                                       20,076
BUILDING PRODUCTS-AIR & HEATING (0.08%)
 York International
  6.63%; 08/15/06                                               15,000                 16,376
BUILDING PRODUCTS-CEMENT & AGGREGATE (0.07%)
 Cemex Central Sa De Cv /2/
  8.63%; 07/18/03                                               15,000                 15,525
BUILDING-RESIDENTIAL & COMMERCIAL (0.05%)
 DR Horton
  8.50%; 04/15/12                                               10,000                  9,825
CABLE TV (0.02%)
 COX Communications
  6.75%; 03/15/11                                                5,000                  5,044
CASINO HOTELS (0.05%)
 Mirage Resorts
  6.75%; 02/01/08                                               10,000                 10,006
                                                            Principal
                                                             Amount                  Value
-----------------------------------------------------------------------------------------------------
BONDS (CONTINUED)
CASINO SERVICES (0.05%)
 International Game Technology
                                                           $                      $
  8.38%; 05/15/09                                               10,000                 10,950
CELLULAR TELECOMMUNICATIONS (0.09%)
 AT&T Wireless Services
  7.88%; 03/01/11                                               10,000                  8,700
 Telus
  7.50%; 06/01/07                                                5,000                  4,125
 Verizon Wireless /2/
  5.38%; 12/15/06                                                5,000                  4,937
                                                                                       17,762
CHEMICALS-DIVERSIFIED (0.10%)
 Chevron Phillips Chemical
  7.00%; 03/15/11                                               20,000                 21,833
COATINGS & PAINT (0.03%)
 Valspar
  6.00%; 05/01/07                                                5,000                  5,325
COMMERCIAL BANKS (0.23%)
 KeyBank
  5.70%; 08/15/12                                                5,000                  5,222
 Union Planters Bank
  5.13%; 06/15/07                                               10,000                 10,318
 US Bank
  6.38%; 08/01/11                                               30,000                 33,191
                                                                                       48,731
COMPUTER SERVICES (0.02%)
 Unisys
  8.13%; 06/01/06                                                5,000                  5,100
COMPUTERS (0.05%)
 International Business Machines
  4.25%; 09/15/09                                               10,000                  9,922
COMPUTERS-INTEGRATED SYSTEMS (0.03%)
 NCR /2/
  7.13%; 06/15/09                                                5,000                  5,344
CREDIT CARD ASSET BACKED SECURITIES (0.67%)
 American Express Credit Account      Master Trust
  5.53%; 10/15/08                                              100,000                108,540
 Citibank Credit Card Master Trust I
  5.50%; 02/15/06                                               30,000                 31,405
                                                                                      139,945
CREDIT CARD CONTROL AMORTIZATION (0.19%)
 Sears Credit Account Master Trust
  6.20%; 07/16/07                                                9,375                  9,532
  7.25%; 11/15/07                                               30,000                 30,958
                                                                                       40,490
DIVERSIFIED FINANCIAL SERVICES (0.43%)
 Citigroup
  6.00%; 02/21/12                                               20,000                 21,426
                                                            Principal
                                                             Amount                  Value
-----------------------------------------------------------------------------------------------------
BONDS (CONTINUED)
DIVERSIFIED FINANCIAL SERVICES (CONTINUED)
 Citigroup (continued)
                                                           $                      $
  6.63%; 06/15/32                                               10,000                 10,189
  7.25%; 10/01/10                                                5,000                  5,666
 General Electric Capital
  4.63%; 09/15/09                                                5,000                  5,040
  6.75%; 03/15/32                                               20,000                 20,947
 John Deere Capital
  7.00%; 03/15/12                                               15,000                 17,041
 Textron Financial
  5.88%; 06/01/07                                               10,000                 10,244
                                                                                       90,553
DIVERSIFIED OPERATIONS (0.05%)
 Kansas City Southern Railway
  7.50%; 06/15/09                                                5,000                  5,175
 Rio Tinto Finance
  5.75%; 07/03/06                                                5,000                  5,458
                                                                                       10,633
ELECTRIC-GENERATION (0.06%)
 Allegheny Energy Supply /2/
  8.25%; 04/15/12                                                3,000                  1,590
 Reliant Energy Finance /2/
  7.40%; 11/15/02                                               10,000                  9,930
                                                                                       11,520
ELECTRIC-INTEGRATED (0.66%)
 Arizona Public Service
  6.50%; 03/01/12                                                7,000                  7,215
 Consumers Energy
  6.00%; 03/15/05                                                5,000                  4,799
 Duke Energy
  6.25%; 01/15/12                                                5,000                  5,212
 Exelon
  6.75%; 05/01/11                                                5,000                  5,331
 GPU
  7.70%; 12/01/05                                               15,000                 15,838
 Indianapolis Power & Light
  7.38%; 08/01/07                                                5,000                  5,023
 MidAmerican Energy Holdings
  6.75%; 12/30/31                                               10,000                  9,993
 Niagara Mohawk Power
  5.38%; 10/01/04                                               15,000                 15,592
 Oncor Electric Delivery /2/
  6.38%; 05/01/12                                               15,000                 15,261
 PG&E National Energy Group
  10.38%; 05/16/11                                              10,000                  2,100
 Progress Energy
  6.55%; 03/01/04                                               25,000                 25,528
 PSEG Power /2/
  6.95%; 06/01/12                                               10,000                  8,700
 Southwestern Electric Power
  4.50%; 07/01/05                                               10,000                  9,638
 Teco Energy
  6.13%; 05/01/07                                               10,000                  8,550
                                                                                      138,780
                                                            Principal
                                                             Amount                  Value
-----------------------------------------------------------------------------------------------------
BONDS (CONTINUED)
ELECTRONIC COMPONENTS-MISCELLANEOUS (0.03%)
 Flextronics International
                                                           $                      $
  9.88%; 07/01/10                                                5,000                  5,200
FEDERAL & FEDERALLY SPONSORED CREDIT (0.18%)
 Federal Farm Credit Bank
  7.25%; 06/12/07                                               20,000                 23,442
 Housing Urban Development
  2.99%; 08/01/05                                               15,000                 15,224
                                                                                       38,666
FINANCE-AUTO LOANS (0.42%)
 Ford Motor Credit
  6.50%; 01/25/07                                               45,000                 40,759
 General Motors Acceptance
  6.38%; 01/30/04                                               15,000                 15,119
  6.88%; 09/15/11                                                5,000                  4,556
  6.88%; 08/28/12                                                5,000                  4,525
  7.00%; 02/01/12                                               20,000                 18,432
  8.00%; 11/01/31                                                5,000                  4,465
                                                                                       87,856
FINANCE-COMMERCIAL (0.02%)
 CIT Group
  7.38%; 04/02/07                                                5,000                  5,165
FINANCE-CONSUMER LOANS (0.20%)
 American General Finance
  5.38%; 09/01/09                                                5,000                  5,091
 Household Finance
  2.88%; 09/19/03                                               10,000                  9,605
  5.75%; 01/30/07                                               25,000                 22,236
  7.63%; 05/17/32                                                5,000                  4,169
                                                                                       41,101
FINANCE-INVESTMENT BANKER & BROKER (0.28%)
 Banque Paribas
  6.88%; 03/01/09                                               15,000                 16,694
 Goldman Sachs Group
  6.60%; 01/15/12                                               15,000                 16,303
 Lehman Brothers Holdings
  6.63%; 01/18/12                                               15,000                 16,278
 Morgan Stanley Dean Witter /3/
  0.64%; 04/01/34                                              367,121                  9,785
                                                                                       59,060
FINANCE-LEASING COMPANY (0.02%)
 Case Credit
  6.13%; 02/15/03                                                5,000                  4,888
FINANCE-MORTGAGE LOAN/BANKER (2.31%)
 Countrywide Home Loans
  5.25%; 06/15/04                                               30,000                 30,922
 Federal Home Loan Bank System
  5.75%; 05/15/12                                               15,000                 16,450
 Federal Home Loan Mortgage
  5.75%; 01/15/12                                               30,000                 32,862
  6.00%; 05/25/12                                               50,000                 52,313
  6.75%; 03/15/31                                               30,000                 34,589
                                                            Principal
                                                             Amount                  Value
-----------------------------------------------------------------------------------------------------
BONDS (CONTINUED)
FINANCE-MORTGAGE LOAN/BANKER (CONTINUED)
 Federal National Mortgage Association
                                                           $                      $
  3.70%; 11/01/07                                               25,000                 25,501
  3.75%; 07/29/05                                               35,000                 35,787
  4.32%; 07/26/07                                               20,000                 20,945
  5.00%; 01/20/07                                               10,000                 10,394
  5.00%; 03/12/07                                               35,000                 35,440
  5.25%; 08/01/12                                               15,000                 15,384
  5.50%; 03/15/11                                              120,000                129,763
  6.00%; 05/15/08                                               25,000                 28,117
  6.25%; 07/19/11                                               15,000                 15,852
                                                                                      484,319
FINANCE-OTHER SERVICES (0.20%)
 Mellon Funding
  4.88%; 06/15/07                                               10,000                 10,531
 Newcourt Credit Group
  6.88%; 02/16/05                                               10,000                 10,071
 Pemex Master Trust /2/
  7.88%; 02/01/09                                               20,000                 20,625
                                                                                       41,227
FOOD-FLOUR & GRAIN (0.02%)
 Archer-Daniels-Midland
  5.88%; 10/01/32                                                5,000                  4,780
FOOD-MISCELLANEOUS/DIVERSIFIED (0.12%)
 Corn Products International
  8.45%; 08/15/09                                                5,000                  4,806
 General Mills
  6.00%; 02/15/12                                               10,000                 10,711
 Kraft Foods
  6.50%; 11/01/31                                               10,000                 10,612
                                                                                       26,129
FOOD-RETAIL (0.10%)
 Kroger
  7.50%; 04/01/31                                               10,000                 10,742
 Safeway
  5.80%; 08/15/12                                               10,000                 10,470
                                                                                       21,212
FORESTRY (0.10%)
 Weyerhaeuser
  6.13%; 03/15/07                                               10,000                 10,543
  7.38%; 03/15/32                                               10,000                 10,101
                                                                                       20,644
HOME EQUITY SEQUENTIAL (0.07%)
 Residential Asset Securities
  4.59%; 10/25/26                                               15,000                 15,465
INDUSTRIAL GASES (0.08%)
 Praxair
  4.75%; 07/15/07                                               10,000                 10,525
  6.50%; 03/01/08                                                5,000                  5,622
                                                                                       16,147
                                                            Principal
                                                             Amount                  Value
-----------------------------------------------------------------------------------------------------
BONDS (CONTINUED)
LIFE & HEALTH INSURANCE (0.07%)
 Lincoln National
                                                           $                      $
  5.25%; 06/15/07                                               15,000                 15,186
MACHINERY-ELECTRICAL (0.02%)
 Emerson Electric
  6.00%; 08/15/32                                                5,000                  4,898
MEDICAL-DRUGS (0.07%)
 American Home Products
  5.88%; 03/15/04                                               15,000                 15,476
MEDICAL-HMO (0.10%)
 Anthem
  4.88%; 08/01/05                                               20,000                 20,485
MEDICAL-HOSPITALS (0.12%)
 HCA
  7.13%; 06/01/06                                               10,000                 10,510
 Tenet Healthcare
  5.00%; 07/01/07                                               10,000                 10,300
  6.50%; 06/01/12                                                5,000                  4,944
                                                                                       25,754
METAL-ALUMINUM (0.05%)
 Alcoa
  4.25%; 08/15/07                                               10,000                 10,314
METAL-DIVERSIFIED (0.07%)
 Falconbridge
  7.35%; 06/05/12                                                5,000                  5,155
 Noranda
  7.25%; 07/15/12                                               10,000                  9,627
                                                                                       14,782
MISCELLANEOUS INVESTING (0.10%)
 Camden Property Trust
  5.88%; 06/01/07                                                5,000                  5,256
 New Plan Excel Realty Trust
  5.88%; 06/15/07                                                5,000                  5,211
 United Dominion Realty Trust
  6.50%; 06/15/09                                               10,000                 10,430
                                                                                       20,897
MONEY CENTER BANKS (0.29%)
 Bank of America
  4.88%; 09/15/12                                               40,000                 39,778
 JP Morgan Chase
  5.35%; 03/01/07                                               10,000                 10,526
 Royal Bank of Scotland Group
  5.00%; 10/01/14                                               10,000                  9,716
                                                                                       60,020
MORTGAGE BACKED SECURITIES (1.53%)
 Bear Stearns Commercial Mortgage Securities
  7.64%; 02/15/32                                               17,768                 19,920
 Chase Commercial Mortgage Securities
  7.76%; 04/15/32                                               10,000                 11,880
                                                            Principal
                                                             Amount                  Value
-----------------------------------------------------------------------------------------------------
BONDS (CONTINUED)
MORTGAGE BACKED SECURITIES (CONTINUED)
 DLJ Commercial Mortgage
                                                           $                      $
  7.62%; 06/10/33                                               15,000                 17,734
 First Union-Lehman Brothers-Bank of America
  6.56%; 11/18/35                                               40,000                 44,885
 GMAC Commercial Mortgage Securities
  6.96%; 09/15/35                                               30,000                 34,277
 JP Morgan Chase Commercial Mortgage Securities /2/
  /3/
  0.35%; 05/12/34                                              142,720                  5,164
 LB-UBS Commercial Mortgage Trust /2/ /3/
  0.65%; 03/15/34                                              283,281                  9,581
 Morgan Stanley Dean Witter Capital I /2/ /3/
  0.31%; 12/15/35                                              344,663                 10,697
 Nationslink Funding
  7.23%; 06/20/31                                               95,000                109,399
 PNC Mortgage Acceptance
  7.33%; 12/10/32                                               50,000                 58,076
                                                                                      321,613
MULTIMEDIA (0.32%)
 AOL Time Warner
  6.15%; 05/01/07                                               15,000                 14,837
  7.63%; 04/15/31                                               10,000                  9,061
 Gannett
  4.95%; 04/01/05                                               10,000                 10,556
  6.38%; 04/01/12                                                5,000                  5,606
 Viacom
  6.40%; 01/30/06                                                5,000                  5,420
  6.63%; 05/15/11                                               10,000                 11,051
 Walt Disney
  6.38%; 03/01/12                                               10,000                 10,734
                                                                                       67,265
MUNICIPAL-COUNTY (0.02%)
 Region of Lombardy
  5.80%; 10/25/32                                                5,000                  5,056
NON-HAZARDOUS WASTE DISPOSAL (0.02%)
 Allied Waste
  8.50%; 12/01/08                                                5,000                  4,875
OIL & GAS DRILLING (0.12%)
 Nabors Holdings /2/
  4.88%; 08/15/09                                               10,000                 10,215
 Northern Natural Gas /2/
  6.88%; 05/01/05                                               10,000                 10,525
 Transocean
  6.63%; 04/15/11                                                5,000                  5,286
                                                                                       26,026
OIL COMPANY-EXPLORATION & PRODUCTION (0.45%)
 Alberta Energy
  7.38%; 11/01/31                                                5,000                  5,564
 Anadarko Petroleum
  5.00%; 10/01/12                                                5,000                  4,973
  5.38%; 03/01/07                                               10,000                 10,675
                                                            Principal
                                                             Amount                  Value
-----------------------------------------------------------------------------------------------------
BONDS (CONTINUED)
OIL COMPANY-EXPLORATION & PRODUCTION (CONTINUED)
 Canadian Natural Resources
                                                           $                      $
  7.20%; 01/15/32                                                5,000                  5,382
 Devon Energy
  7.95%; 04/15/32                                                5,000                  5,799
 Kerr-McGee
  5.88%; 09/15/06                                               25,000                 26,981
 Nexen
  7.88%; 03/15/32                                                5,000                  5,039
 Petroleos Mexicanos /2/
  6.50%; 02/01/05                                               15,000                 15,525
 Union Oil Company of California
  5.05%; 10/01/12                                                5,000                  4,879
 XTO Energy
  7.50%; 04/15/12                                               10,000                 10,600
                                                                                       95,417
OIL COMPANY-INTEGRATED (0.19%)
 Amerada Hess
  7.13%; 03/15/33                                                5,000                  5,155
 ConocoPhillips /2/
  4.75%; 10/15/12                                               15,000                 14,777
 Marathon Oil
  6.80%; 03/15/32                                               15,000                 14,960
 PanCanadian Energy
  7.20%; 11/01/31                                                5,000                  5,486
                                                                                       40,378
OIL REFINING & MARKETING (0.07%)
 Valero Energy
  6.88%; 04/15/12                                               15,000                 14,463
OIL-FIELD SERVICES (0.02%)
 Hanover Equipment Trust /2/
  8.50%; 09/01/08                                                5,000                  4,750
PAPER & RELATED PRODUCTS (0.29%)
 Domtar
  7.88%; 10/15/11                                               10,000                 11,275
 International Paper
  6.75%; 09/01/11                                               25,000                 27,378
 Norske Skogindustrier /2/
  7.63%; 10/15/11                                               10,000                 10,647
 Sappi Papier Holding /2/
  6.75%; 06/15/12                                                5,000                  5,376
 Stora Enso Oyj
  7.38%; 05/15/11                                                5,000                  5,649
                                                                                       60,325
PIPELINES (0.21%)
 Duke Energy Field Services
  7.88%; 08/16/10                                               15,000                 14,761
 Kinder Morgan Energy Partners
  6.75%; 03/15/11                                                5,000                  5,290
 Plains All American Pipeline /2/
  7.75%; 10/15/12                                                5,000                  5,100
 Tennessee Gas Pipeline
  8.38%; 06/15/32                                               10,000                  9,500
                                                            Principal
                                                             Amount                  Value
-----------------------------------------------------------------------------------------------------
BONDS (CONTINUED)
PIPELINES (CONTINUED)
 Texas Eastern Transmission
                                                           $                      $
  5.25%; 07/15/07                                               10,000                 10,365
                                                                                       45,016
POULTRY (0.08%)
 Tyson Foods
  6.63%; 10/01/04                                               15,000                 15,851
PROPERTY & CASUALTY INSURANCE (0.09%)
 ACE
  6.00%; 04/01/07                                               15,000                 15,735
 St. Paul
  5.75%; 03/15/07                                                3,000                  3,082
                                                                                       18,817
PUBLISHING-BOOKS (0.08%)
 Reed Elsevier Capital
  6.13%; 08/01/06                                               15,000                 16,198
REAL ESTATE OPERATOR & DEVELOPER (0.13%)
 EOP Operating
  7.00%; 07/15/11                                               10,000                 10,654
  7.38%; 11/15/03                                                5,000                  5,207
 First Industrial
  6.88%; 04/15/12                                               10,000                 10,578
                                                                                       26,439
REGIONAL AUTHORITY (0.28%)
 Financement Quebec
  5.00%; 10/25/12                                               15,000                 15,269
 Province of Nova Scotia
  5.75%; 02/27/12                                               15,000                 16,208
 Province of Ontario
  5.13%; 07/17/12                                               10,000                 10,445
 Province of Quebec
  5.75%; 02/15/09                                                5,000                  5,486
  7.50%; 09/15/29                                               10,000                 12,275
                                                                                       59,683
REGIONAL BANKS (0.53%)
 KeyCorp
  4.63%; 05/16/05                                               20,000                 20,756
 Korea Development Bank
  7.13%; 04/22/04                                               25,000                 26,678
 PNC Funding
  5.75%; 08/01/06                                               20,000                 20,993
 Wachovia
  5.63%; 12/15/08                                               20,000                 21,172
 Wells Fargo
  5.13%; 02/15/07                                               20,000                 21,379
                                                                                      110,978
RESEARCH & DEVELOPMENT (0.05%)
 Science Applications International /2/
  7.13%; 07/01/32                                               10,000                  9,907
RETAIL-DISCOUNT (0.10%)
 Target
  5.38%; 06/15/09                                               10,000                 10,605
                                                            Principal
                                                             Amount                  Value
-----------------------------------------------------------------------------------------------------
BONDS (CONTINUED)
RETAIL-DISCOUNT (CONTINUED)
 Wal-Mart Stores
                                                           $                      $
  4.38%; 07/12/07                                               10,000                 10,436
                                                                                       21,041
RETAIL-DRUG STORE (0.03%)
 CVS /2/
  7.77%; 01/10/12                                                4,873                  5,460
RETAIL-MAJOR DEPARTMENT STORE (0.03%)
 Sears Roebuck Acceptance
  7.00%; 06/01/32                                                7,500                  6,254
RETAIL-REGIONAL DEPARTMENT STORE (0.02%)
 Federated Department Stores
  7.00%; 02/15/28                                                5,000                  4,999
RETAIL-RESTAURANTS (0.05%)
 Yum! Brands
  7.70%; 07/01/12                                               10,000                 10,350
SOVEREIGN (0.21%)
 Finland Government
  4.75%; 03/06/07                                                5,000                  5,411
 Italy Government
  5.63%; 06/15/12                                               10,000                 10,908
 Mexico Government
  8.38%; 01/14/11                                               20,000                 21,550
 Poland Government
  6.25%; 07/03/12                                                5,000                  5,425
                                                                                       43,294
SPECIAL PURPOSE ENTITY (0.03%)
 Ahold Lease
  7.82%; 01/02/20                                                5,000                  5,383
SUPRANATIONAL BANK (0.12%)
 Corp Andina de Fomento
  6.75%; 03/15/05                                                4,000                  4,176
  6.88%; 03/15/12                                               10,000                 10,009
 European Investment Bank
  4.63%; 03/01/07                                               10,000                 10,578
                                                                                       24,763
TELECOMMUNICATION SERVICES (0.05%)
 Citizens Communications
  6.38%; 08/15/04                                               10,000                 10,000
TELEPHONE-INTEGRATED (0.71%)
 Alltel
  7.00%; 07/01/12                                               10,000                 11,263
 AT&T
  6.00%; 03/15/09                                               15,000                 14,325
  6.50%; 11/15/06                                                5,000                  5,000
 BellSouth
  6.88%; 10/15/31                                               10,000                 10,754
 British Telecommunications
  7.88%; 12/15/05                                               20,000                 22,317
                                                            Principal
                                                             Amount                  Value
-----------------------------------------------------------------------------------------------------
BONDS (CONTINUED)
TELEPHONE-INTEGRATED (CONTINUED)
 France Telecom
                                                           $                      $
  9.25%; 03/01/11                                               10,000                 11,033
 SBC Communications
  5.88%; 08/15/12                                               10,000                 10,628
 Sprint Capital
  6.00%; 01/15/07                                                5,000                  4,035
  6.90%; 05/01/19                                               10,000                  6,714
 Telefonica Europe
  7.75%; 09/15/10                                               10,000                 11,215
 Telefonos de Mexico
  8.25%; 01/26/06                                               10,000                 10,537
 Verizon
  6.50%; 09/15/11                                               10,000                 10,548
  7.38%; 04/01/32                                               10,000                 10,394
 Verizon Florida
  6.13%; 01/15/13                                               10,000                 10,245
                                                                                      149,008
TEXTILE-HOME FURNISHINGS (0.03%)
 Mohawk Industries
  6.50%; 04/15/07                                                5,000                  5,466
TOOLS-HAND HELD (0.02%)
 Stanley Works /2/
  4.90%; 11/01/12                                                5,000                  4,996
TRANSPORT-RAIL (0.23%)
 Burlington Northern Santa Fe
  7.95%; 08/15/30                                                5,000                  5,963
 CSX
  6.25%; 10/15/08                                               15,000                 16,248
 Union Pacific
  5.75%; 10/15/07                                               25,000                 27,003
                                                                                       49,214
                                                          TOTAL BONDS               3,388,210

                                                            Principal
     Type           Rate             Maturity                Amount                  Value
-----------------------------------------------------------------------------------------------------
FEDERAL HOME LOAN MORTGAGE CORPORATION (FHLMC) CERTIFICATES (7.28%)
                                                           $                      $
FHLMC           3.50%         09/15/07                          65,000                 65,947
FHLMC           5.50%         03/01/09 - 12/01/18               63,168                 65,283
FHLMC           6.00%         02/01/17 - 08/01/32              479,487                497,339
FHLMC           6.50%         04/01/16 - 11/01/32              630,755                655,062
FHLMC           7.00%         09/01/20 - 09/01/31              151,197                157,931
FHLMC           7.50%         10/01/30 - 11/01/30               64,700                 68,361
FHLMC           8.00%         11/01/30 - 02/01/31               18,881                 20,156
                                             TOTAL FHLMC CERTIFICATES               1,530,079

                                                            Principal
     Type           Rate             Maturity                Amount                  Value
-----------------------------------------------------------------------------------------------------
FEDERAL NATIONAL MORTGAGE ASSOCIATION (FNMA) CERTIFICATES (4.64%)
                                                           $                      $
FNMA            5.50%         10/01/22 - 11/01/32              150,000                153,325
FNMA            6.00%         05/01/09 - 08/01/32              277,523                288,090
FNMA            6.50%         04/01/10 - 06/01/32              402,444                418,797
FNMA            7.25%         01/15/10 - 05/15/30               95,000                115,123
                                              TOTAL FNMA CERTIFICATES                 975,335

GOVERNMENT NATIONAL MORTGAGE ASSOCIATION (GNMA) CERTIFICATES (2.12%)
GNMA I          6.50%         07/15/31                          42,048                 43,830
GNMA I          7.00%         10/15/29 - 09/15/31              223,040                234,344
GNMA I          7.50%         01/15/31                          41,837                 44,484
GNMA II         6.50%         02/20/32                          67,561                 70,149
GNMA II         7.50%         10/20/30                          14,435                 15,316
GNMA II         8.00%         01/20/31                          35,671                 38,013
                                              TOTAL GNMA CERTIFICATES                 446,136

                                                            Principal
                                                             Amount                  Value
-----------------------------------------------------------------------------------------------------
TREASURY BONDS (5.89%)
 U.S. Treasury
                                                           $                      $
  2.25%; 07/31/04                                              200,000                202,188
  3.50%; 11/15/06                                              170,000                176,308
  4.38%; 05/15/07                                               25,000                 26,800
  4.75%; 11/15/08                                               45,000                 48,878
  4.88%; 02/15/12                                               50,000                 53,913
  5.00%; 02/15/11                                               30,000                 32,717
  5.00%; 08/15/11                                               30,000                 32,678
  5.38%; 02/15/31                                               65,000                 68,608
  5.63%; 05/15/08                                               35,000                 39,608
  5.75%; 11/15/05                                               85,000                 93,995
  6.00%; 08/15/09                                               60,000                 69,349
  6.13%; 08/15/07                                               35,000                 40,248
  6.25%; 08/15/23                                               75,000                 86,124
  6.25%; 05/15/30                                               37,000                 42,976
  7.13%; 02/15/23                                               15,000                 18,906
  7.25%; 05/15/16                                               60,000                 75,752
  7.50%; 11/15/16                                               20,000                 25,783
  8.00%; 11/15/21                                               75,000                102,433
                                                 TOTAL TREASURY BONDS               1,237,264

                                                            Principal
                                                             Amount                  Value
-----------------------------------------------------------------------------------------------------
COMMERCIAL PAPER (5.03%)
FINANCE-MORTGAGE LOAN/BANKER (5.03%)
 Investment in Joint Trading Account; Federal Home
  Loan Bank System
                                                           $                      $
  1.72%; 11/01/02                                            1,056,827              1,056,827
                                               TOTAL COMMERCIAL PAPER               1,056,827
                                                                                  -----------

                                TOTAL PORTFOLIO INVESTMENTS (101.33%)              21,291,549
LIABILITIES, NET OF CASH AND RECEIVABLES (-1.33%)                                    (278,794)
                                           TOTAL NET ASSETS (100.00%)             $21,012,755
                                                                                  --------------

1   Non-income producing security.
2 Restricted Security - The fund held securities, which may require registration under the Securities Act of 1933, or an exemption therefrom, in order to effect their sale in the ordinary course of business. At the end of the period, restricted securities totaled $204,632 or 0.97% of net assets.
3   Variable rate.
See accompanying notes

                            SCHEDULE OF INVESTMENTS
                        BOND & MORTGAGE SECURITIES FUND

                                OCTOBER 31, 2002

                                                          Principal

                                                          Amount                                Value

----------------------------------------------------------------------------------------------------------------
BONDS (39.47%)
AEROSPACE & DEFENSE (0.20%)
 Northrop Grumman
                                                                     $                      $
  7.75%; 02/15/31                                                        100,000                 112,532
 Raytheon
  7.90%; 03/01/03                                                         97,000                  98,272
                                                                                                 210,804
AEROSPACE & DEFENSE EQUIPMENT (0.30%)
 Lockheed Martin
  7.65%; 05/01/16                                                        100,000                 123,210
 United Technologies
  6.10%; 05/15/12                                                        175,000                 193,150
                                                                                                 316,360
AIRLINES (0.15%)
 Northwest Airlines
  7.58%; 03/01/19                                                         77,747                  69,086
 Southwest Airlines
  5.10%; 05/01/06                                                         85,052                  87,488
                                                                                                 156,574
ASSET BACKED SECURITIES (0.52%)
 Chase Funding Mortgage Loan
  3.07%; 07/25/17                                                        315,000                 316,624
  4.41%; 02/25/17                                                        225,000                 230,545
                                                                                                 547,169
AUTO-CARS & LIGHT TRUCKS (0.48%)
 DaimlerChrysler Holding
  7.13%; 04/10/03                                                        230,000                 233,449
  7.30%; 01/15/12                                                        165,000                 178,636
 Ford Motor
  7.45%; 07/16/31                                                        125,000                  95,501
                                                                                                 507,586
AUTO/TRUCK PARTS & EQUIPMENT-ORIGINAL (0.20%)
 Delphi
  6.50%; 05/01/09                                                         50,000                  50,938
 Lear
  7.96%; 05/15/05                                                         70,000                  72,450
 TRW
  7.13%; 06/01/09                                                         30,000                  31,757
 Visteon
  8.25%; 08/01/10                                                         55,000                  56,905
                                                                                                 212,050
AUTOMOBILE SEQUENTIAL (2.36%)
 Capital Auto Receivables Asset Trust
  4.50%; 10/15/07                                                        680,000                 713,214
 DaimlerChrysler Auto Trust
  6.11%; 11/08/04                                                        375,000                 382,697
 Ford Credit Auto Owner Trust
  4.72%; 12/15/05                                                        750,000                 783,433
 Toyota Auto Receivables Owner Trust
  4.72%; 09/15/08                                                        570,000                 597,548
                                                                                               2,476,892
BEVERAGES-NON-ALCOHOLIC (0.25%)
 Coca-Cola Enterprises
  4.38%; 09/15/09                                                        100,000                 100,310
  5.25%; 05/15/07                                                         75,000                  80,646
                                                          Principal

                                                          Amount                                Value

----------------------------------------------------------------------------------------------------------------
BONDS (CONTINUED)
BEVERAGES-NON-ALCOHOLIC (CONTINUED)
 PepsiAmericas
                                                                     $                      $
  3.88%; 09/12/07                                                         85,000                  85,360
                                                                                                 266,316
BREWERY (0.25%)
 Anheuser-Busch
  4.38%; 01/15/13                                                        100,000                  98,109
 Coors Brewing
  6.38%; 05/15/12                                                        145,000                 160,427
                                                                                                 258,536
BROADCASTING SERVICES & PROGRAMMING (0.03%)
 Clear Channel Communications
  7.88%; 06/15/05                                                          8,000                   8,479
 Grupo Televisa
  8.50%; 03/11/32                                                         25,000                  21,375
                                                                                                  29,854
BUILDING & CONSTRUCTION PRODUCTS-MISCELLANEOUS (0.17%)
 CRH America
  6.95%; 03/15/12                                                         76,000                  83,914
 Masco
  5.88%; 07/15/12                                                         30,000                  31,038
  6.00%; 05/03/04                                                         60,000                  62,638
                                                                                                 177,590
BUILDING PRODUCTS-AIR & HEATING (0.04%)
 York International
  6.63%; 08/15/06                                                         35,000                  38,210
BUILDING PRODUCTS-CEMENT & AGGREGATE (0.10%)
 Cemex Central Sa De Cv /1/
  8.63%; 07/18/03                                                        100,000                 103,500
BUILDING-RESIDENTIAL & COMMERCIAL (0.07%)
 DR Horton
  8.50%; 04/15/12                                                         70,000                  68,775
CABLE TV (0.04%)
 COX Communications
  6.75%; 03/15/11                                                         40,000                  40,351
CASINO HOTELS (0.08%)
 Mirage Resorts
  6.75%; 02/01/08                                                         85,000                  85,051
CASINO SERVICES (0.08%)
 International Game Technology
  8.38%; 05/15/09                                                         75,000                  82,125
CELLULAR TELECOMMUNICATIONS (0.27%)
 AT&T Wireless Services
  7.88%; 03/01/11                                                        140,000                 121,800
 Telus
  7.50%; 06/01/07                                                         35,000                  28,875
  8.00%; 06/01/11                                                         20,000                  15,400
                                                          Principal

                                                          Amount                                Value

----------------------------------------------------------------------------------------------------------------
BONDS (CONTINUED)
CELLULAR TELECOMMUNICATIONS (CONTINUED)
 Verizon Wireless /1/
                                                                     $                      $
  5.38%; 12/15/06                                                        115,000                 113,545
                                                                                                 279,620
CHEMICALS-DIVERSIFIED (0.16%)
 Chevron Phillips Chemical
  7.00%; 03/15/11                                                        150,000                 163,750
COATINGS & PAINT (0.04%)
 Valspar
  6.00%; 05/01/07                                                         40,000                  42,598
COMMERCIAL BANKS (0.44%)
 KeyBank
  5.70%; 08/15/12                                                        100,000                 104,442
 Marshall & Isley Bank
  4.13%; 09/04/07                                                        100,000                 102,554
 Union Planters Bank
  5.13%; 06/15/07                                                         85,000                  87,701
 US Bank
  6.38%; 08/01/11                                                        150,000                 165,954
                                                                                                 460,651
COMPUTER SERVICES (0.02%)
 Unisys
  8.13%; 06/01/06                                                         25,000                  25,500
COMPUTERS (0.08%)
 International Business Machines
  4.25%; 09/15/09                                                         85,000                  84,341
COMPUTERS-INTEGRATED SYSTEMS (0.03%)
 NCR /1/
  7.13%; 06/15/09                                                         25,000                  26,720
CREDIT CARD ASSET BACKED SECURITIES (1.30%)
 American Express Credit Account      Master Trust
  5.53%; 10/15/08                                                        375,000                 407,025
 Citibank Credit Card Master Trust I
  5.50%; 02/15/06                                                        185,000                 193,662
 Discover Card Master Trust I
  6.85%; 07/17/07                                                        400,000                 438,717
 MBNA Master Credit Card Trust
  6.60%; 04/16/07                                                        300,000                 326,561
                                                                                               1,365,965
CREDIT CARD CONTROL AMORTIZATION (0.25%)
 Sears Credit Account Master Trust
  6.20%; 07/16/07                                                         75,000                  76,260
  7.25%; 11/15/07                                                        185,000                 190,907
                                                                                                 267,167
DIVERSIFIED FINANCIAL SERVICES (1.20%)
 Citigroup
  6.00%; 02/21/12                                                         90,000                  96,415
  6.63%; 06/15/32                                                        120,000                 122,266
  7.25%; 10/01/10                                                         75,000                  84,986
                                                          Principal

                                                          Amount                                Value

----------------------------------------------------------------------------------------------------------------
BONDS (CONTINUED)
DIVERSIFIED FINANCIAL SERVICES (CONTINUED)
 General Electric Capital
                                                                     $                      $
  4.63%; 09/15/09                                                        425,000                 428,436
  6.75%; 03/15/32                                                        150,000                 157,102
 John Deere Capital
  7.00%; 03/15/12                                                        250,000                 284,019
 Textron Financial
  5.88%; 06/01/07                                                         85,000                  87,076
                                                                                               1,260,300
DIVERSIFIED OPERATIONS (0.08%)
 Rio Tinto Finance
  5.75%; 07/03/06                                                         75,000                  81,869
ELECTRIC-GENERATION (0.05%)
 Allegheny Energy Supply /1/
  8.25%; 04/15/12                                                         18,000                   9,540
 Reliant Energy Finance /1/
  7.40%; 11/15/02                                                         45,000                  44,685
                                                                                                  54,225
ELECTRIC-INTEGRATED (1.43%)
 Arizona Public Service
  6.50%; 03/01/12                                                         60,000                  61,838
 Consumers Energy
  6.00%; 03/15/05                                                         45,000                  43,189
 Dominion Resources
  6.00%; 01/31/03                                                        200,000                 200,988
 DTE Energy
  7.05%; 06/01/11                                                        100,000                 107,631
 Duke Energy
  6.25%; 01/15/12                                                         60,000                  62,539
 Exelon
  6.75%; 05/01/11                                                        105,000                 111,960
 GPU
  7.70%; 12/01/05                                                        125,000                 131,984
 Indianapolis Power & Light
  7.38%; 08/01/07                                                         45,000                  45,211
 MidAmerican Energy Holdings
  6.75%; 12/30/31                                                         85,000                  84,936
 Niagara Mohawk Power
  5.38%; 10/01/04                                                         60,000                  62,369
 Oncor Electric Delivery /1/
  6.38%; 05/01/12                                                        150,000                 152,613
 PG&E National Energy Group
  10.38%; 05/16/11                                                        85,000                  17,850
 PPL Energy Supply
  6.40%; 11/01/11                                                         50,000                  44,493
 Progress Energy
  6.55%; 03/01/04                                                        100,000                 102,112
  6.75%; 03/01/06                                                        100,000                 102,722
 PSEG Power /1/
  6.95%; 06/01/12                                                         50,000                  43,500
 Southwestern Electric Power
  4.50%; 07/01/05                                                         80,000                  77,107
 Teco Energy
  6.13%; 05/01/07                                                         50,000                  42,752
                                                                                               1,495,794
                                                          Principal

                                                          Amount                                Value

----------------------------------------------------------------------------------------------------------------
BONDS (CONTINUED)
ELECTRONIC COMPONENTS-MISCELLANEOUS (0.04%)
 Flextronics International
                                                                     $                      $
  9.88%; 07/01/10                                                         40,000                  41,600
ENERGY-ALTERNATE SOURCES (0.17%)
 MidAmerican Energy Holdings /1/
  4.63%; 10/01/07                                                        180,000                 177,858
FEDERAL & FEDERALLY SPONSORED CREDIT (0.32%)
 Federal Farm Credit Bank
  7.25%; 06/12/07                                                        180,000                 210,978
 Housing Urban Development
  2.99%; 08/01/05                                                        125,000                 126,863
                                                                                                 337,841
FINANCE-AUTO LOANS (0.90%)
 Ford Motor Credit
  6.50%; 01/25/07                                                        305,000                 276,255
  6.88%; 02/01/06                                                        200,000                 184,390
 General Motors Acceptance
  6.38%; 01/30/04                                                        100,000                 100,795
  6.88%; 09/15/11                                                        105,000                  95,674
  6.88%; 08/28/12                                                        125,000                 113,126
  7.00%; 02/01/12                                                        115,000                 105,985
  8.00%; 11/01/31                                                         70,000                  62,501
                                                                                                 938,726
FINANCE-COMMERCIAL (0.07%)
 CIT Group
  5.75%; 09/25/07                                                         70,000                  68,239
FINANCE-CONSUMER LOANS (0.35%)
 American General Finance
  5.38%; 09/01/09                                                         75,000                  76,368
 Household Finance
  2.88%; 09/19/03                                                        125,000                 120,053
  5.75%; 01/30/07                                                        150,000                 133,417
  7.63%; 05/17/32                                                         50,000                  41,693
                                                                                                 371,531
FINANCE-INVESTMENT BANKER & BROKER (0.66%)
 Banque Paribas
  6.88%; 03/01/09                                                        225,000                 250,413
 Goldman Sachs Group
  6.60%; 01/15/12                                                        150,000                 163,027
 Lehman Brothers Holdings
  6.63%; 01/18/12                                                        190,000                 206,194
 Morgan Stanley Dean Witter /2/
  0.64%; 04/01/34                                                      2,569,849                  68,494
                                                                                                 688,128
FINANCE-LEASING COMPANY (0.04%)
 Case Credit
  6.13%; 02/15/03                                                         40,000                  39,108
FINANCE-MORTGAGE LOAN/BANKER (5.59%)
 Countrywide Home Loans
  5.25%; 06/15/04                                                        250,000                 257,681
                                                          Principal

                                                          Amount                                Value

----------------------------------------------------------------------------------------------------------------
BONDS (CONTINUED)
FINANCE-MORTGAGE LOAN/BANKER (CONTINUED)
 Federal Home Loan Bank System
                                                                     $                      $
  5.75%; 05/15/12                                                        160,000                 175,470
 Federal Home Loan Mortgage
  5.75%; 01/15/12                                                        250,000                 273,852
  6.00%; 05/25/12                                                        475,000                 496,971
  6.75%; 03/15/31                                                        762,000                 878,559
 Federal National Mortgage Association
  3.70%; 11/01/07                                                        440,000                 448,821
  3.75%; 07/29/05                                                        350,000                 357,873
  4.32%; 07/26/07                                                        175,000                 183,269
  5.00%; 01/20/07                                                        200,000                 207,871
  5.00%; 03/12/07                                                        310,000                 313,895
  5.25%; 01/15/09                                                        350,000                 379,218
  5.25%; 08/01/12                                                        175,000                 179,479
  5.50%; 03/15/11                                                        850,000                 919,158
  6.00%; 05/15/08                                                        375,000                 421,763
  6.00%; 05/15/11                                                         75,000                  83,565
  6.25%; 07/19/11                                                        210,000                 221,922
  6.63%; 11/15/30                                                         50,000                  56,664
                                                                                               5,856,031
FINANCE-OTHER SERVICES (0.49%)
 Mellon Funding
  4.88%; 06/15/07                                                         65,000                  68,452
 Newcourt Credit Group
  6.88%; 02/16/05                                                         75,000                  75,533
 Pemex Master Trust /1/
  7.88%; 02/01/09                                                        250,000                 257,812
 Verizon Global Funding
  7.75%; 12/01/30                                                        100,000                 107,152
                                                                                                 508,949
FOOD-FLOUR & GRAIN (0.08%)
 Archer-Daniels-Midland
  5.88%; 10/01/32                                                         85,000                  81,256
FOOD-MISCELLANEOUS/DIVERSIFIED (0.34%)
 Corn Products International
  8.45%; 08/15/09                                                         30,000                  28,836
 General Mills
  6.00%; 02/15/12                                                        160,000                 171,379
 Kraft Foods
  6.25%; 06/01/12                                                         20,000                  22,188
  6.50%; 11/01/31                                                        130,000                 137,950
                                                                                                 360,353
FOOD-RETAIL (0.43%)
 Kroger
  7.50%; 04/01/31                                                        100,000                 107,420
 Safeway
  3.63%; 11/05/03                                                        250,000                 252,246
  5.80%; 08/15/12                                                         90,000                  94,230
                                                                                                 453,896
FOOD-WHOLESALE & DISTRIBUTION (0.11%)
 Sysco International /1/
  6.10%; 06/01/12                                                        100,000                 111,422
                                                          Principal

                                                          Amount                                Value

----------------------------------------------------------------------------------------------------------------
BONDS (CONTINUED)
HOME EQUITY SEQUENTIAL (0.14%)
 Residential Asset Securities
                                                                     $                      $
  4.59%; 10/25/26                                                        140,000                 144,340
INDUSTRIAL GASES (0.19%)
 Praxair
  4.75%; 07/15/07                                                         80,000                  84,203
  6.50%; 03/01/08                                                        100,000                 112,432
                                                                                                 196,635
LIFE & HEALTH INSURANCE (0.12%)
 Lincoln National
  5.25%; 06/15/07                                                        125,000                 126,550
MACHINERY-ELECTRICAL (0.04%)
 Emerson Electric
  4.63%; 10/15/12                                                         25,000                  24,443
  6.00%; 08/15/32                                                         20,000                  19,591
                                                                                                  44,034
MEDICAL-DRUGS (0.10%)
 American Home Products
  5.88%; 03/15/04                                                        100,000                 103,176
MEDICAL-HMO (0.21%)
 Anthem
  4.88%; 08/01/05                                                        175,000                 179,241
  6.80%; 08/01/12                                                         35,000                  37,694
                                                                                                 216,935
MEDICAL-HOSPITALS (0.28%)
 HCA
  6.95%; 05/01/12                                                         50,000                  50,657
  7.13%; 06/01/06                                                         40,000                  42,040
 Tenet Healthcare
  5.00%; 07/01/07                                                         85,000                  87,553
  6.50%; 06/01/12                                                        115,000                 113,705
                                                                                                 293,955
METAL-ALUMINUM (0.43%)
 Alcan
  6.45%; 03/15/11                                                        160,000                 176,719
 Alcoa
  4.25%; 08/15/07                                                        265,000                 273,309
                                                                                                 450,028
METAL-DIVERSIFIED (0.09%)
 Falconbridge
  7.35%; 06/05/12                                                         20,000                  20,619
 Noranda
  7.25%; 07/15/12                                                         80,000                  77,022
                                                                                                  97,641
MISCELLANEOUS INVESTING (0.20%)
 Archstone-Smith Operating Trust
  5.00%; 08/15/07                                                         55,000                  56,389
 Camden Property Trust
  5.88%; 06/01/07                                                         20,000                  21,023
 New Plan Excel Realty Trust
  5.88%; 06/15/07                                                         40,000                  41,689
                                                          Principal

                                                          Amount                                Value

----------------------------------------------------------------------------------------------------------------
BONDS (CONTINUED)
MISCELLANEOUS INVESTING (CONTINUED)
 United Dominion Realty Trust
                                                                     $                      $
  6.50%; 06/15/09                                                         85,000                  88,657
                                                                                                 207,758
MONEY CENTER BANKS (0.78%)
 Bank of America
  4.75%; 10/15/06                                                        100,000                 105,424
  4.88%; 09/15/12                                                        295,000                 293,364
  7.40%; 01/15/11                                                        155,000                 180,718
 JP Morgan Chase
  5.25%; 05/30/07                                                         65,000                  68,265
  5.35%; 03/01/07                                                         75,000                  78,948
 Royal Bank of Scotland Group
  5.00%; 10/01/14                                                         90,000                  87,440
                                                                                                 814,159
MORTGAGE BACKED SECURITIES (3.80%)
 Banc of America Commercial Mortgage /1/ /2/
  0.30%; 07/11/43                                                      2,478,948                  86,271
 Bear Stearns Commercial Mortgage Securities
  3.97%; 11/11/35                                                      1,000,000               1,002,360
  7.64%; 02/15/32                                                        490,102                 549,478
 Chase Commercial Mortgage Securities
  7.03%; 10/15/08                                                        262,070                 290,888
  7.76%; 04/15/32                                                        117,000                 138,991
 DLJ Commercial Mortgage
  7.62%; 06/10/33                                                         75,000                  88,673
 First Union National Bank Commercial Mortgage
  6.14%; 02/12/34                                                        150,000                 164,170
  7.20%; 10/15/32                                                        100,000                 115,981
 First Union-Lehman Brothers-Bank of America
  6.56%; 11/18/35                                                        400,000                 448,846
 GMAC Commercial Mortgage Securities
  6.96%; 09/15/35                                                        185,000                 211,374
 JP Morgan Chase Commercial Mortgage Securities /1/ /2/
  0.35%; 05/12/34                                                      2,426,239                  87,787
 LB-UBS Commercial Mortgage Trust /1/ /2/
  0.65%; 03/15/34                                                      1,416,403                  47,904
 Morgan Stanley Capital I /1/
  7.49%; 11/15/28                                                        120,000                 136,717
 Morgan Stanley Dean Witter Capital I /1/ /2/
  0.31%; 12/15/35                                                      2,240,315                  69,533
 NationsLink Funding
  7.23%; 06/20/31                                                        115,000                 132,430
 PNC Mortgage Acceptance
  7.33%; 12/10/32                                                        350,000                 406,533
                                                                                               3,977,936
MULTI-LINE INSURANCE (0.12%)
 Metlife
  5.25%; 12/01/06                                                        125,000                 131,117
                                                          Principal

                                                          Amount                                Value

----------------------------------------------------------------------------------------------------------------
BONDS (CONTINUED)
MULTIMEDIA (0.92%)
 AOL Time Warner
                                                                     $                      $
  6.15%; 05/01/07                                                        135,000                 133,529
  7.63%; 04/15/31                                                        165,000                 149,512
 Gannett
  4.95%; 04/01/05                                                        100,000                 105,558
  6.38%; 04/01/12                                                         60,000                  67,275
 Viacom
  5.63%; 05/01/07                                                        130,000                 139,429
  6.40%; 01/30/06                                                        195,000                 211,401
 Walt Disney
  6.38%; 03/01/12                                                        150,000                 161,005
                                                                                                 967,709
NON-HAZARDOUS WASTE DISPOSAL (0.07%)
 Allied Waste
  8.50%; 12/01/08                                                         70,000                  68,250
OIL & GAS DRILLING (0.32%)
 Nabors Holdings /1/
  4.88%; 08/15/09                                                        100,000                 102,155
 Nabors Industries /1/
  5.38%; 08/15/12                                                         25,000                  25,121
 Northern Natural Gas /1/
  6.88%; 05/01/05                                                        125,000                 131,562
 Transocean
  6.63%; 04/15/11                                                         75,000                  79,287
                                                                                                 338,125
OIL COMPANY-EXPLORATION & PRODUCTION (1.02%)
 Alberta Energy
  7.38%; 11/01/31                                                         45,000                  50,077
 Anadarko Finance
  6.75%; 05/01/11                                                        100,000                 111,509
 Anadarko Petroleum
  5.00%; 10/01/12                                                         15,000                  14,918
  5.38%; 03/01/07                                                         35,000                  37,363
 Canadian Natural Resources
  7.20%; 01/15/32                                                         70,000                  75,350
 Devon Energy
  7.95%; 04/15/32                                                        100,000                 115,970
 Kerr-McGee
  5.88%; 09/15/06                                                        195,000                 210,452
 Nexen
  7.88%; 03/15/32                                                         65,000                  65,512
 Petroleos Mexicanos /1/
  6.50%; 02/01/05                                                        100,000                 103,500
 Union Oil Company of California
  5.05%; 10/01/12                                                         45,000                  43,908
 Woodside Finance /1/
  6.70%; 08/01/11                                                        150,000                 160,942
 XTO Energy
  7.50%; 04/15/12                                                         75,000                  79,500
                                                                                               1,069,001
OIL COMPANY-INTEGRATED (0.49%)
 Amerada Hess
  6.65%; 08/15/11                                                         75,000                  81,971
  7.13%; 03/15/33                                                         60,000                  61,855
                                                          Principal

                                                          Amount                                Value

----------------------------------------------------------------------------------------------------------------
BONDS (CONTINUED)
OIL COMPANY-INTEGRATED (CONTINUED)
 Conoco
                                                                     $                      $
  6.95%; 04/15/29                                                        100,000                 109,824
 Marathon Oil
  6.80%; 03/15/32                                                        100,000                  99,736
 PanCanadian Energy
  7.20%; 11/01/31                                                         75,000                  82,283
 Petrobras International Finance /1/
  9.13%; 02/01/07                                                        100,000                  83,000
                                                                                                 518,669
OIL REFINING & MARKETING (0.12%)
 Valero Energy
  6.88%; 04/15/12                                                        130,000                 125,349
OIL-FIELD SERVICES (0.01%)
 Hanover Equipment Trust /1/
  8.50%; 09/01/08                                                         15,000                  14,250
PAPER & RELATED PRODUCTS (0.78%)
 Abitibi-Consolidated
  6.95%; 12/15/06                                                         80,000                  80,322
 Domtar
  7.88%; 10/15/11                                                        130,000                 146,580
 International Paper
  6.75%; 09/01/11                                                         75,000                  82,135
  8.00%; 07/08/03                                                        200,000                 207,345
 Norske Skogindustrier /1/
  7.63%; 10/15/11                                                        110,000                 117,122
 Sappi Papier Holding /1/
  6.75%; 06/15/12                                                         35,000                  37,629
 Stora Enso Oyj
  7.38%; 05/15/11                                                         15,000                  16,946
 Weyerhaeuser
  6.13%; 03/15/07                                                         65,000                  68,528
  7.38%; 03/15/32                                                         60,000                  60,606
                                                                                                 817,213
PIPELINES (0.38%)
 Duke Energy Field Services
  7.88%; 08/16/10                                                        135,000                 132,850
 Kinder Morgan Energy Partners
  6.75%; 03/15/11                                                         75,000                  79,355
 Plains All American Pipeline /1/
  7.75%; 10/15/12                                                         15,000                  15,300
 Tennessee Gas Pipeline
  8.38%; 06/15/32                                                         80,000                  76,000
 Texas Eastern Transmission
  5.25%; 07/15/07                                                         90,000                  93,283
                                                                                                 396,788
POULTRY (0.17%)
 Tyson Foods
  6.63%; 10/01/04                                                        170,000                 179,643
PROPERTY & CASUALTY INSURANCE (0.12%)
 ACE
  6.00%; 04/01/07                                                         90,000                  94,411
                                                          Principal

                                                          Amount                                Value

----------------------------------------------------------------------------------------------------------------
BONDS (CONTINUED)
PROPERTY & CASUALTY INSURANCE (CONTINUED)
 St. Paul
                                                                     $                      $
  5.75%; 03/15/07                                                         30,000                  30,822
                                                                                                 125,233
PUBLISHING-BOOKS (0.08%)
 Reed Elsevier Capital
  6.13%; 08/01/06                                                         75,000                  80,991
REAL ESTATE OPERATOR & DEVELOPER (0.30%)
 EOP Operating
  7.00%; 07/15/11                                                        120,000                 127,844
  7.38%; 11/15/03                                                        120,000                 124,973
 First Industrial
  6.88%; 04/15/12                                                         60,000                  63,469
                                                                                                 316,286
REGIONAL AUTHORITY (0.72%)
 Financement Quebec
  5.00%; 10/25/12                                                        325,000                 330,821
 Province of Nova Scotia
  5.75%; 02/27/12                                                        125,000                 135,070
 Province of Ontario
  5.13%; 07/17/12                                                         70,000                  73,112
 Province of Quebec
  5.75%; 02/15/09                                                         20,000                  21,945
  7.50%; 09/15/29                                                        100,000                 122,752
 Region of Lombardy
  5.80%; 10/25/32                                                         75,000                  75,843
                                                                                                 759,543
REGIONAL BANKS (1.22%)
 KeyCorp
  4.63%; 05/16/05                                                        175,000                 181,610
 Korea Development Bank
  7.13%; 04/22/04                                                        225,000                 240,099
 PNC Funding
  5.75%; 08/01/06                                                        275,000                 288,659
 Wachovia
  5.63%; 12/15/08                                                        265,000                 280,527
 Wells Fargo
  5.00%; 11/15/14                                                         25,000                  24,865
  5.13%; 02/15/07                                                        245,000                 261,895
                                                                                               1,277,655
RESEARCH & DEVELOPMENT (0.08%)
 Science Applications International /1/
  7.13%; 07/01/32                                                         90,000                  89,165
RETAIL-DISCOUNT (0.26%)
 Target
  5.38%; 06/15/09                                                         80,000                  84,837
  5.88%; 03/01/12                                                         55,000                  58,928
 Wal-Mart Stores
  4.38%; 07/12/07                                                        125,000                 130,453
                                                                                                 274,218
                                                          Principal

                                                          Amount                                Value

----------------------------------------------------------------------------------------------------------------
BONDS (CONTINUED)
RETAIL-DRUG STORE (0.04%)
 CVS /1/
                                                                     $                      $
  7.77%; 01/10/12                                                         38,981                  43,679
RETAIL-MAJOR DEPARTMENT STORE (0.05%)
 Sears Roebuck Acceptance
  7.00%; 06/01/32                                                         60,000                  50,032
RETAIL-REGIONAL DEPARTMENT STORE (0.08%)
 Federated Department Stores
  7.00%; 02/15/28                                                         85,000                  84,987
RETAIL-RESTAURANTS (0.08%)
 Yum! Brands
  7.70%; 07/01/12                                                         80,000                  82,800
RETAIL-TOY STORE (0.05%)
 Toys R Us
  6.88%; 08/01/06                                                         60,000                  55,320
SOVEREIGN (0.60%)
 Finland Government
  4.75%; 03/06/07                                                         60,000                  64,928
 Italy Government
  5.63%; 06/15/12                                                        145,000                 158,175
 Mexico Government
  8.38%; 01/14/11                                                        275,000                 296,312
 Poland Government
  6.25%; 07/03/12                                                        105,000                 113,925
                                                                                                 633,340
SPECIAL PURPOSE ENTITY (1.20%)
 Ahold Lease
  7.82%; 01/02/20                                                         35,000                  37,681
 Targeted Return Index Securities /1/ /2/
  6.00%; 01/25/07                                                        687,000                 711,959
  7.66%; 01/15/32                                                        480,000                 511,099
                                                                                               1,260,739
SUPRANATIONAL BANK (0.24%)
 Corp Andina de Fomento
  6.75%; 03/15/05                                                         40,000                  41,764
  6.88%; 03/15/12                                                        100,000                 100,091
 European Investment Bank
  4.63%; 03/01/07                                                        100,000                 105,775
                                                                                                 247,630
TELECOMMUNICATION SERVICES (0.13%)
 Citizens Communications
  6.38%; 08/15/04                                                        135,000                 135,000
TELEPHONE COMMUNICATION (0.13%)
 Telstra
  6.38%; 04/01/12                                                        125,000                 134,825
TELEPHONE-INTEGRATED (1.91%)
 Alltel
  7.00%; 07/01/12                                                        105,000                 118,258
                                                          Principal

                                                          Amount                                Value

----------------------------------------------------------------------------------------------------------------
BONDS (CONTINUED)
TELEPHONE-INTEGRATED (CONTINUED)
 Alltel (continued)
                                                                     $                      $
  7.88%; 07/01/32                                                         15,000                  17,148
 AT&T
  6.00%; 03/15/09                                                        225,000                 214,875
  6.50%; 11/15/06                                                         35,000                  35,000
 BellSouth
  6.88%; 10/15/31                                                        125,000                 134,420
 British Telecommunications
  7.88%; 12/15/05                                                        280,000                 312,443
 COX Communications
  7.50%; 08/15/04                                                        115,000                 118,161
 France Telecom
  9.25%; 03/01/11                                                         85,000                  93,782
 SBC Communications
  5.88%; 08/15/12                                                        170,000                 180,676
 Sprint Capital
  6.00%; 01/15/07                                                         65,000                  52,457
  6.90%; 05/01/19                                                        150,000                 100,712
 Telefonica Europe
  7.75%; 09/15/10                                                        175,000                 196,258
 Telefonos de Mexico
  8.25%; 01/26/06                                                        160,000                 168,600
 Verizon
  6.50%; 09/15/11                                                        100,000                 105,482
  7.38%; 04/01/32                                                         70,000                  72,755
 Verizon Florida
  6.13%; 01/15/13                                                         75,000                  76,837
                                                                                               1,997,864
TEXTILE-HOME FURNISHINGS (0.11%)
 Mohawk Industries
  6.50%; 04/15/07                                                        110,000                 120,250
TOOLS-HAND HELD (0.07%)
 Stanley Works /1/
  4.90%; 11/01/12                                                         70,000                  69,945
TRANSPORT-RAIL (0.96%)
 Burlington Northern Santa Fe
  7.95%; 08/15/30                                                        120,000                 143,103
 Canadian National Railway
  6.38%; 10/15/11                                                        200,000                 221,120
 Canadian Pacific Railway
  7.13%; 10/15/31                                                         50,000                  56,000
 CSX
  6.25%; 10/15/08                                                        170,000                 184,148
 Kansas City Southern
  7.50%; 06/15/09                                                         30,000                  31,050
 Union Pacific
  5.75%; 10/15/07                                                        300,000                 324,032
  6.63%; 02/01/29                                                         45,000                  47,157
                                                                                               1,006,610
                                                                    TOTAL BONDS               41,366,554

                                                          Principal

     Type           Rate               Maturity           Amount                                Value

----------------------------------------------------------------------------------------------------------------
FEDERAL HOME LOAN MORTGAGE CORPORATION (FHLMC) CERTIFICATES (15.81%)
                                                                     $                      $
FHLMC           3.50%         09/15/07                                   575,000                 583,375
FHLMC           5.50%         04/01/09 - 11/01/32                      2,812,364               2,892,008
FHLMC           6.00%         12/01/16 - 08/01/32                      4,592,782               4,761,079
FHLMC           6.50%         07/01/19 - 05/01/32                      3,611,437               3,747,522
FHLMC           7.00%         08/01/16 - 11/01/32                      3,709,390               3,878,546
FHLMC           7.50%         10/01/30 - 02/01/32                        586,799                 620,003
FHLMC           8.00%         11/01/30 - 02/01/31                         83,214                  88,834
                                                       TOTAL FHLMC CERTIFICATES               16,571,367

FEDERAL NATIONAL MORTGAGE ASSOCIATION (FNMA) CERTIFICATES (14.85%)
FNMA            3.32%         06/25/30                                   200,000                 200,750
FNMA            5.50%         11/01/17                                 1,850,000               1,907,235
FNMA            6.00%         05/01/09 - 08/01/32                      2,285,158               2,359,729
FNMA            6.50%         04/01/10 - 08/01/32                      6,978,352               7,261,565
FNMA            7.00%         09/01/31 - 03/01/32                      1,781,805               1,861,479
FNMA            7.25%         01/15/10 - 05/15/30                      1,420,000               1,713,351
FNMA            7.50%         09/01/31                                   248,799                 263,174
                                                        TOTAL FNMA CERTIFICATES               15,567,283

GOVERNMENT NATIONAL MORTGAGE ASSOCIATION (GNMA) CERTIFICATES (6.28%)
GNMA I          6.00%         08/15/31 - 01/15/32                        591,521                 612,881
GNMA I          6.50%         07/15/31 - 11/01/32                        918,192                 956,258
GNMA I          7.00%         04/15/31 - 08/15/31                      1,838,255               1,931,392
GNMA I          7.50%         10/15/29 - 01/15/31                        463,490                 492,948
GNMA II         6.00%         09/20/32                                 1,495,136               1,545,396
GNMA II         6.50%         02/20/32                                   315,285                 327,362
GNMA II         7.50%         10/20/30                                   202,082                 214,423
GNMA II         8.00%         01/20/31                                   475,614                 506,842
                                                        TOTAL GNMA CERTIFICATES                6,587,502

                                                          Principal

                                                          Amount                                Value

----------------------------------------------------------------------------------------------------------------
TREASURY BONDS (20.00%)
 U.S. Treasury
                                                                     $                      $
  2.75%; 10/31/03                                                        490,000                 496,718
  3.25%; 05/31/04                                                      2,000,000               2,052,500
  3.50%; 11/15/06                                                      1,010,000               1,047,475
  3.63%; 03/31/04                                                      2,750,000               2,832,239
  4.38%; 05/15/07                                                      1,190,000               1,275,665
  4.38%; 08/15/12                                                        675,000                 700,734
  4.63%; 05/15/06                                                      1,055,000               1,136,598
  4.75%; 11/15/08                                                        320,000                 347,575
  4.88%; 02/15/12                                                        520,000                 560,693
  5.00%; 08/15/11                                                        285,000                 310,445
  5.38%; 02/15/31                                                      1,050,000               1,108,284
                                                          Principal

                                                          Amount                                Value

----------------------------------------------------------------------------------------------------------------
TREASURY BONDS (CONTINUED)
 U.S. Treasury (continued)
                                                                     $                      $
  5.50%; 05/15/09                                                        200,000                 225,478
  5.63%; 05/15/08                                                        350,000                 396,086
  5.75%; 11/15/05                                                      2,000,000               2,211,640
  6.00%; 08/15/09                                                        660,000                 762,841
  6.13%; 08/15/07                                                        425,000                 488,721
  6.25%; 08/15/23                                                      1,275,000               1,464,108
  6.25%; 05/15/30                                                        640,000                 743,375
  6.50%; 02/15/10                                                        575,000                 683,388
  6.75%; 08/15/26                                                        500,000                 610,723
  7.25%; 05/15/16                                                        310,000                 391,387
  7.50%; 11/15/16                                                        490,000                 631,679
  8.00%; 11/15/21                                                        350,000                 478,023
                                                           TOTAL TREASURY BONDS               20,956,375

                                                          Principal

                                                          Amount                                Value

----------------------------------------------------------------------------------------------------------------
COMMERCIAL PAPER (9.70%)
FINANCE-MORTGAGE LOAN/BANKER (9.70%)
 Investment in Joint Trading Account; Federal Home Loan
  Bank System
  1.72%; 11/01/02                                                     10,162,638              10,162,638
                                                         TOTAL COMMERCIAL PAPER               10,162,638
                                                                                            ------------

                                          TOTAL PORTFOLIO INVESTMENTS (106.11%)              111,211,719
LIABILITIES, NET OF CASH AND RECEIVABLES
(-6.11%)                                                                                      (6,408,445)
                                                     TOTAL NET ASSETS (100.00%)             $104,803,274
                                                                                            ---------------

/1 /Restricted Security - The fund held securities, which may require registration under the Securities Act of 1933, or an exemption therefrom, in order to effect their sale in the ordinary course of business. At the end of the period, restricted securities totaled $3,685,835 or 3.52% of net assets.
/2 /Variable rate.
See accompanying notes.

                            SCHEDULE OF INVESTMENTS
                           CAPITAL PRESERVATION FUND

                                OCTOBER 31, 2002

                                                       Principal

                                                       Amount                              Value

-----------------------------------------------------------------------------------------------------------
BONDS (78.04%)
AEROSPACE & DEFENSE (0.44%)
 Raytheon
                                                                  $                     $
  7.90%; 03/01/03                                                    100,000                101,311
AEROSPACE & DEFENSE EQUIPMENT (0.48%)
 United Technologies
  6.50%; 06/01/09                                                    100,000                111,474
ASSET BACKED SECURITIES (1.70%)
 Chase Funding Mortgage Loan
  4.88%; 08/25/28                                                     50,000                 51,301
  5.04%; 12/25/23                                                     50,000                 52,190
 Comm Commercial Mortgage
  7.21%; 08/15/33                                                    263,620                293,079
                                                                                            396,570
AUTO-CARS & LIGHT TRUCKS (1.98%)
 DaimlerChrysler
  4.85%; 06/06/05                                                    250,000                255,902
  7.75%; 05/27/03                                                    200,000                205,084
                                                                                            460,986
AUTO/TRUCK PARTS & EQUIPMENT-ORIGINAL (0.44%)
 Delphi Automotive Systems
  6.13%; 05/01/04                                                    100,000                102,793
AUTOMOBILE SEQUENTIAL (6.01%)
 Capital Auto Receivables Asset Trust
  3.58%; 10/16/06                                                    100,000                102,697
  4.16%; 07/16/07                                                    200,000                207,123
 Chase Manhattan Auto Owner Trust
  3.80%; 05/15/08                                                    150,000                154,801
 Ford Credit Auto Owner Trust
  4.01%; 03/15/06                                                    150,000                155,084
  4.75%; 08/15/06                                                    100,000                105,543
 Honda Auto Receivables Owner Trust
  3.61%; 12/18/07                                                    100,000                102,598
  4.49%; 09/17/07                                                    100,000                104,950
 M&I Auto Loan Trust
  3.04%; 10/20/08                                                    150,000                150,984
 Nissan Auto Receivables Owner Trust
  4.60%; 09/17/07                                                    100,000                105,111
 Toyota Auto Receivables Owner Trust
  4.00%; 07/15/08                                                    100,000                103,672
  4.72%; 09/15/08                                                    100,000                104,833
                                                                                          1,397,396
BEVERAGES-NON-ALCOHOLIC (0.23%)
 Coca-Cola Enterprises
  5.25%; 05/15/07                                                     50,000                 53,764
CELLULAR TELECOMMUNICATIONS (0.90%)
 Cingular Wireless
  5.63%; 12/15/06                                                     50,000                 50,133
 Verizon Wireless /1/
  5.38%; 12/15/06                                                     50,000                 49,368
 Vodafone Group
  7.63%; 02/15/05                                                    100,000                109,604
                                                                                            209,105
                                                       Principal

                                                       Amount                              Value

-----------------------------------------------------------------------------------------------------------
BONDS (CONTINUED)
CHEMICALS-DIVERSIFIED (1.09%)
 Chevron Phillips Chemical
                                                                  $                     $
  5.38%; 06/15/07                                                     50,000                 52,331
 ChevronTexaco Capital
  3.50%; 09/17/07                                                    100,000                101,159
 Dow Chemical
  5.75%; 12/15/08                                                    100,000                101,231
                                                                                            254,721
COATINGS & PAINT (0.11%)
 Valspar
  6.00%; 05/01/07                                                     25,000                 26,624
COMMERCIAL BANKS (1.02%)
 Marshall & Isley Bank
  4.13%; 09/04/07                                                     25,000                 25,639
 US Bancorp
  5.10%; 07/15/07                                                    100,000                106,434
 Wachovia Bank
  4.85%; 07/30/07                                                    100,000                105,492
                                                                                            237,565
COMMERCIAL MBS (0.56%)
 LB-UBS Commercial Mortgage Trust
  6.41%; 12/15/19                                                    118,318                129,483
COMPUTERS (0.21%)
 International Business Machines
  4.25%; 09/15/09                                                     50,000                 49,612
COSMETICS & TOILETRIES (0.23%)
 Procter & Gamble
  4.75%; 06/15/07                                                     50,000                 53,261
CREDIT CARD ASSET BACKED SECURITIES (6.40%)
 American Express Master Trust
  7.85%; 08/15/05                                                    200,000                220,626
 Bank One Issuance Trust
  2.94%; 06/16/08                                                    100,000                100,884
  4.16%; 01/15/08                                                    100,000                104,275
 Capital One Master Trust
  5.30%; 06/15/09                                                    150,000                162,087
 Discover Card Master Trust I
  5.60%; 05/16/06                                                    250,000                259,980
 MBNA Master Credit Card Trust
  5.25%; 02/15/06                                                    200,000                206,192
  5.80%; 12/15/05                                                    200,000                205,829
 Sears Credit Account Master Trust
  7.00%; 07/15/08                                                    218,750                228,800
                                                                                          1,488,673
DISTRIBUTION-WHOLESALE (0.23%)
 Costco Wholesale
  5.50%; 03/15/07                                                     50,000                 53,905
DIVERSIFIED FINANCIAL SERVICES (2.18%)
 Citigroup
  6.75%; 12/01/05                                                    100,000                110,356
 General Electric Capital
  5.00%; 06/15/07                                                    100,000                104,695
 Household Finance
  6.00%; 05/01/04                                                    200,000                188,530
                                                       Principal

                                                       Amount                              Value

-----------------------------------------------------------------------------------------------------------
BONDS (CONTINUED)
DIVERSIFIED FINANCIAL SERVICES (CONTINUED)
 John Deere Capital
                                                                  $                     $
  4.50%; 08/22/07                                                    100,000                102,856
                                                                                            506,437
DIVERSIFIED MANUFACTURING OPERATIONS (0.11%)
 Cooper Industries /1/
  5.25%; 07/01/07                                                     25,000                 26,044
DIVERSIFIED OPERATIONS (0.47%)
 Rio Tinto Finance
  5.75%; 07/03/06                                                    100,000                109,158
ELECTRIC (0.42%)
 Nisource Finance
  5.75%; 04/15/03                                                    100,000                 96,669
ELECTRIC-DISTRIBUTION (0.45%)
 Detroit Edison
  5.05%; 10/01/05                                                    100,000                105,027
ELECTRIC-INTEGRATED (2.69%)
 Conectiv /1/
  5.30%; 06/01/05                                                     15,000                 15,211
 DTE Energy
  6.00%; 06/01/04                                                    100,000                104,320
 Niagara Mohawk Power
  7.38%; 07/01/03                                                    113,415                116,885
  7.75%; 05/15/06                                                    100,000                113,115
 Oncor Electric Delivery /1/
  5.00%; 09/01/07                                                     50,000                 47,091
 Progress Energy
  6.55%; 03/01/04                                                    200,000                204,224
 Southwestern Electric Power
  4.50%; 07/01/05                                                     25,000                 24,096
                                                                                            624,942
FIDUCIARY BANKS (0.11%)
 Bank of New York
  3.90%; 09/01/07                                                     25,000                 25,389
FINANCE-AUTO LOANS (1.63%)
 Ford Motor Credit
  6.70%; 07/16/04                                                    100,000                 97,922
  6.88%; 02/01/06                                                    100,000                 92,195
 General Motors Acceptance
  6.75%; 01/15/06                                                    100,000                 99,062
  6.88%; 09/15/11                                                    100,000                 91,118
                                                                                            380,297
FINANCE-COMMERCIAL (0.45%)
 Heller Financial
  6.00%; 03/19/04                                                    100,000                105,096
FINANCE-CONSUMER LOANS (0.09%)
 American General Finance
  5.38%; 09/01/09                                                     20,000                 20,365
FINANCE-CREDIT CARD (1.38%)
 American Express
  6.88%; 11/01/05                                                    100,000                111,688
                                                       Principal

                                                       Amount                              Value

-----------------------------------------------------------------------------------------------------------
BONDS (CONTINUED)
FINANCE-CREDIT CARD (CONTINUED)
 Citibank Credit Card
                                                                  $                     $
  5.30%; 01/09/06                                                    200,000                208,224
                                                                                            319,912
FINANCE-INVESTMENT BANKER & BROKER (1.68%)
 Banque Paribas
  8.35%; 06/15/07                                                     50,000                 60,281
 Goldman Sachs Group
  7.63%; 08/17/05                                                    100,000                111,673
 Lehman Brothers Holdings
  6.25%; 05/15/06                                                    100,000                107,585
 Morgan Stanley Dean Witter
  7.75%; 06/15/05                                                    100,000                110,725
                                                                                            390,264
FINANCE-LEASING COMPANY (0.44%)
 Boeing Capital
  5.65%; 05/15/06                                                    100,000                102,475
FINANCE-MORTGAGE LOAN/BANKER (14.85%)
 Countrywide Home Loan
  5.25%; 05/22/03                                                    100,000                101,796
  6.85%; 06/15/04                                                    100,000                105,562
 Federal Home Loan Mortgage
  4.50%; 06/15/03                                                    100,000                101,808
  4.50%; 08/15/04                                                    300,000                313,918
  5.25%; 02/15/04                                                    150,000                156,927
  5.75%; 04/15/08                                                    200,000                222,676
  5.75%; 03/15/09                                                    150,000                166,576
  6.25%; 07/15/04                                                    200,000                214,771
  6.88%; 01/15/05                                                    250,000                275,989
  7.00%; 07/15/05                                                    225,000                252,752
 Federal National Mortgage Association
  3.88%; 03/15/05                                                    250,000                260,402
  5.25%; 06/15/06                                                    200,000                217,003
  5.50%; 02/15/06                                                    200,000                218,089
  6.00%; 05/15/08                                                    450,000                506,116
  7.13%; 02/15/05                                                    200,000                222,408
  7.13%; 06/15/10                                                    100,000                119,243
                                                                                          3,456,036
FINANCE-OTHER SERVICES (0.69%)
 Mellon Funding
  4.88%; 06/15/07                                                     50,000                 52,655
 Verizon Global Funding
  6.75%; 12/01/05                                                    100,000                107,027
                                                                                            159,682
FOOD-CANNED (0.23%)
 Campbell Soup
  5.50%; 03/15/07                                                     50,000                 53,758
FOOD-MISCELLANEOUS/DIVERSIFIED (1.85%)
 General Mills
  5.13%; 02/15/07                                                    100,000                105,019
 Kellogg
  6.00%; 04/01/06                                                    100,000                108,833
 Kraft Foods
  4.63%; 11/01/06                                                    100,000                104,609
                                                       Principal

                                                       Amount                              Value

-----------------------------------------------------------------------------------------------------------
BONDS (CONTINUED)
FOOD-MISCELLANEOUS/DIVERSIFIED (CONTINUED)
 Unilever Capital
                                                                  $                     $
  6.88%; 11/01/05                                                    100,000                111,960
                                                                                            430,421
FOOD-RETAIL (0.43%)
 Safeway
  3.63%; 11/05/03                                                    100,000                100,899
HOME EQUITY SEQUENTIAL (0.22%)
 Residential Asset Securities
  4.99%; 02/25/27                                                     50,000                 51,945
INDUSTRIAL GASES (0.23%)
 Praxair
  4.75%; 07/15/07                                                     50,000                 52,627
LIFE & HEALTH INSURANCE (0.15%)
 Lincoln National
  5.25%; 06/15/07                                                     35,000                 35,434
LINEN SUPPLY & RELATED ITEMS (0.11%)
 Cintas
  5.13%; 06/01/07                                                     25,000                 26,593
MEDICAL PRODUCTS (0.22%)
 Baxter International
  5.25%; 05/01/07                                                     50,000                 52,231
MEDICAL-HMO (0.11%)
 Anthem
  4.88%; 08/01/05                                                     25,000                 25,606
MEDICAL-HOSPITALS (0.11%)
 Tenet Healthcare
  5.00%; 07/01/07                                                     25,000                 25,751
METAL-ALUMINUM (1.30%)
 Alcan
  6.25%; 11/01/08                                                    100,000                111,534
 Alcoa
  7.25%; 08/01/05                                                    170,000                189,941
                                                                                            301,475
MISCELLANEOUS INVESTING (0.40%)
 Archstone-Smith Operating Trust
  5.00%; 08/15/07                                                     35,000                 35,884
 New Plan Excel Realty Trust
  5.88%; 06/15/07                                                     15,000                 15,633
 Simon Property Group /1/
  5.38%; 08/28/08                                                     40,000                 41,133
                                                                                             92,650
MONEY CENTER BANKS (1.50%)
 Bank of America
  4.75%; 10/15/06                                                    150,000                158,135
 Bank of Boston
  6.88%; 07/15/03                                                    135,000                139,080
 JP Morgan Chase
  5.35%; 03/01/07                                                     50,000                 52,632
                                                                                            349,847
                                                       Principal

                                                       Amount                              Value

-----------------------------------------------------------------------------------------------------------
BONDS (CONTINUED)
MORTGAGE BACKED SECURITIES (7.90%)
 Banc of America Commercial Mortgage
                                                                  $                     $
  4.77%; 07/11/43                                                    150,000                154,150
 Bear Stearns Commercial Mortgage Securities
  3.97%; 11/11/35                                                    150,000                150,354
 CS First Boston Mortgage Securities
  6.38%; 12/16/35                                                    150,000                166,610
 First Union National Bank Commercial Mortgage
  5.59%; 02/12/34                                                    144,893                154,650
 GE Capital Commercial Mortgage
  4.97%; 08/11/36                                                    150,000                155,423
 JP Morgan Chase Commercial Mortgage Securities
  4.37%; 10/12/37                                                    100,000                102,090
  4.55%; 05/12/34                                                    138,516                144,213
 LB-UBS Commercial Mortgage Trust
  7.95%; 05/15/25                                                    130,000                156,090
 Merrill Lynch Mortgage Investors
  7.37%; 11/15/31                                                    278,073                305,813
 Morgan Stanley Dean Witter Capital I
  7.15%; 09/01/15                                                    191,508                211,742
 PNC Mortgage Acceptance
  7.11%; 12/10/32                                                    123,807                137,094
                                                                                          1,838,229
MULTIMEDIA (0.89%)
 Gannett
  5.50%; 04/01/07                                                     90,000                 97,708
 Viacom
  6.40%; 01/30/06                                                    100,000                108,410
                                                                                            206,118
OIL & GAS DRILLING (0.22%)
 Nabors Holdings /1/
  4.88%; 08/15/09                                                     50,000                 51,077
OIL COMPANY-EXPLORATION & PRODUCTION (0.23%)
 Kerr-McGee
  5.38%; 04/15/05                                                     50,000                 52,609
OIL COMPANY-INTEGRATED (0.80%)
 Amerada Hess
  5.90%; 08/15/06                                                     25,000                 26,690
 Conoco Funding
  5.45%; 10/15/06                                                    100,000                106,958
 Marathon Oil
  5.38%; 06/01/07                                                     50,000                 52,632
                                                                                            186,280
PAPER & RELATED PRODUCTS (1.12%)
 International Paper
  8.00%; 07/08/03                                                    200,000                207,345
 Weyerhaeuser
  5.50%; 03/15/05                                                     25,000                 25,951
  6.13%; 03/15/07                                                     25,000                 26,357
                                                                                            259,653
                                                       Principal

                                                       Amount                              Value

-----------------------------------------------------------------------------------------------------------
BONDS (CONTINUED)
PIPELINES (0.44%)
 Duke Energy Field Services
                                                                  $                     $
  7.50%; 08/16/05                                                    100,000                101,271
PROPERTY & CASUALTY INSURANCE (0.11%)
 St. Paul
  5.75%; 03/15/07                                                     25,000                 25,685
PUBLISHING-BOOKS (0.46%)
 Reed Elsevier Capital
  6.13%; 08/01/06                                                    100,000                107,987
PUBLISHING-NEWSPAPERS (0.11%)
 Thomson
  5.75%; 02/01/08                                                     25,000                 26,715
REGIONAL AUTHORITY (0.45%)
 Province of Quebec
  5.00%; 07/17/09                                                    100,000                105,622
REGIONAL BANKS (2.77%)
 Bank One
  7.63%; 08/01/05                                                    100,000                112,401
 FleetBoston Financial
  7.25%; 09/15/05                                                    100,000                107,709
 KeyCorp
  4.63%; 05/16/05                                                     50,000                 51,888
 Korea Development Bank
  7.13%; 04/22/04                                                    100,000                106,711
 PNC Funding
  5.75%; 08/01/06                                                    100,000                104,967
 SunTrust Banks
  5.05%; 07/01/07                                                     50,000                 53,299
 Wells Fargo
  5.90%; 05/21/06                                                    100,000                108,464
                                                                                            645,439
RETAIL-DISCOUNT (1.10%)
 Target
  6.40%; 02/15/03                                                    150,000                151,763
 Wal-Mart Stores
  4.38%; 07/12/07                                                    100,000                104,363
                                                                                            256,126
RETAIL-DRUG STORE (0.43%)
 CVS /1/
  3.88%; 11/01/07                                                    100,000                 99,842
SAVINGS & LOANS-THRIFTS (0.11%)
 Golden West Financial
  4.13%; 08/15/07                                                     25,000                 25,527
SOVEREIGN (0.90%)
 Finland Government
  4.75%; 03/06/07                                                    100,000                108,213
 Italy Government
  3.63%; 09/14/07                                                    100,000                101,972
                                                                                            210,185
SUPRANATIONAL BANK (0.45%)
 European Investment Bank
  4.63%; 03/01/07                                                    100,000                105,775
                                                       Principal

                                                       Amount                              Value

-----------------------------------------------------------------------------------------------------------
BONDS (CONTINUED)
TELECOMMUNICATION SERVICES (0.11%)
 Citizens Communications
                                                                  $                     $
  6.38%; 08/15/04                                                     25,000                 25,000
TELEPHONE-INTEGRATED (1.65%)
 BellSouth
  5.00%; 10/15/06                                                    125,000                132,402
 British Telecommunications
  7.88%; 12/15/05                                                    100,000                111,587
 SBC Communications
  5.75%; 05/02/06                                                     50,000                 53,526
 Sprint Capital
  7.13%; 01/30/06                                                    100,000                 85,841
                                                                                            383,356
TOOLS-HAND HELD (0.43%)
 Stanley Works /1/
  3.50%; 11/01/07                                                    100,000                 99,772
TRANSPORT-RAIL (0.83%)
 Burlington Northern Santa Fe
  6.38%; 12/15/05                                                    100,000                110,054
 Union Pacific
  7.60%; 05/01/05                                                     75,000                 83,558
                                                                                            193,612
                                                                TOTAL BONDS              18,160,153

                                                       Principal

    Type          Rate              Maturity           Amount                              Value

-----------------------------------------------------------------------------------------------------------
FEDERAL HOME LOAN MORTGAGE CORPORATION (FHLMC) CERTIFICATES (10.88%)
                                                                  $                     $
FHLMC          4.50%        08/01/09                                 649,352                659,822
FHLMC          5.50%        03/01/09 - 04/01/09                      228,582                236,252
FHLMC          6.00%        06/01/09 - 10/01/17                      798,017                830,089
FHLMC          6.50%        06/01/16 - 07/01/31                      530,679                555,605
FHLMC          7.00%        07/01/15 - 07/01/31                      236,615                249,143
                                                   TOTAL FHLMC CERTIFICATES               2,530,911

FEDERAL NATIONAL MORTGAGE ASSOCIATION (FNMA) CERTIFICATES (2.70%)
FNMA           5.50%        01/01/09 - 09/01/17                      499,431                515,592
FNMA           7.00%        07/15/05                                 100,000                112,258
                                                    TOTAL FNMA CERTIFICATES                 627,850

                                                       Principal

                                                       Amount                              Value

-----------------------------------------------------------------------------------------------------------
COMMERCIAL PAPER (12.19%)
DIVERSIFIED FINANCIAL SERVICES (0.43%)
 General Electric Capital
                                                                  $                     $
  1.76%; 12/18/02                                                    100,000                 99,773
FINANCE-CONSUMER LOANS (0.64%)
 Household Finance
  1.72%; 11/12/02                                                    150,000                149,921
FINANCE-INVESTMENT BANKER & BROKER (1.72%)
 Goldman Sachs Group
  1.70%; 11/22/02                                                    100,000                 99,897
 Morgan Stanley Group
  1.77%; 01/14/03                                                    150,000                149,454
 Salomon Smith Barney Holdings
  1.75%; 12/06/02                                                    150,000                149,745
                                                                                            399,096
FINANCE-MORTGAGE LOAN/BANKER (8.76%)
 Investment in Joint Trading Account; Federal Home
  Loan Bank System
  1.72%; 11/01/02                                                  2,037,977              2,037,978
FINANCE-OTHER SERVICES (0.64%)
 Commoloco
  1.60%; 01/28/03                                                    150,000                149,413
                                                     TOTAL COMMERCIAL PAPER               2,836,181
                                                                                        -----------

                                      TOTAL PORTFOLIO INVESTMENTS (103.81%)              24,155,095
LIABILITIES, NET OF CASH, RECEIVABLES AND WRAPPER AGREEMENTS (-3.81%)                      (886,905)
                                                 TOTAL NET ASSETS (100.00%)             $23,268,190
                                                                                        --------------


/1 /Restricted Security - The fund held securities, which may require registration under the Securities Act of 1933, or an exemption therefrom, in order to effect their sale in the ordinary course of business. At the end of the period, restricted securities totaled $429,538 or 1.85% of net assets.

See accompanying notes.

                            SCHEDULE OF INVESTMENTS

                           GOVERNMENT SECURITIES FUND

                                OCTOBER 31, 2002

                                          Principal

 Type    Rate        Maturity               Amount                Value

---------------------------------------------------------------------------------

FEDERAL HOME LOAN MORTGAGE CORPORATION (FHLMC) CERTIFICATES (51.59%)
                                          $                     $
FHLMC    5.00%  12/01/32                   2,000,000             1,963,400

FHLMC    5.50%  03/01/09 - 01/01/33        6,678,302             6,809,455

FHLMC    6.00%  12/01/08 - 01/01/33        9,243,033             9,522,795

FHLMC    6.50%  12/01/15 - 10/01/32       12,913,960            13,426,625

FHLMC    7.00%  06/01/20 - 06/01/31        1,607,895             1,679,329

FHLMC    7.50%  10/01/30 - 04/01/32        1,524,863             1,611,127

FHLMC    8.00%  08/01/30 - 11/01/30          185,211               197,720

                           TOTAL FHLMC CERTIFICATES             35,210,451



FEDERAL NATIONAL MORTGAGE ASSOCIATION (FNMA) CERTIFICATES (32.86%)

FNMA     4.50%  08/01/09                   1,349,256             1,371,010

FNMA     5.50%  09/01/17 - 07/01/31        3,483,006             3,584,889

FNMA     6.00%  10/01/08 - 08/01/32        6,929,354             7,182,800

FNMA     6.50%  04/01/10 - 06/01/32        6,421,191             6,665,596

FNMA     7.00%  05/01/22 - 04/01/32        3,006,956             3,147,504

FNMA     7.50%  01/01/31 - 05/01/31          452,909               479,082

                            TOTAL FNMA CERTIFICATES             22,430,881



GOVERNMENT NATIONAL MORTGAGE ASSOCIATION (GNMA) CERTIFICATES (15.47%)

GNMA I   6.50%  06/15/31 - 11/01/32        3,508,857             3,656,152

GNMA I   7.00%  05/15/31 - 02/15/32        2,166,582             2,275,893

GNMA I   7.50%  11/15/30 - 01/15/31          799,138               849,791

GNMA I   8.00%  12/15/30                     655,162               701,962

GNMA II  5.50%  11/01/32                   1,000,000             1,015,625

GNMA II  6.00%  10/20/28 - 04/20/32        1,417,285             1,465,908

GNMA II  6.50%  10/20/28                     573,075               595,746

                            TOTAL GNMA CERTIFICATES             10,561,077





                                              Principal
                                               Amount                 Value
-------------------------------------------------------------------------------------

COMMERCIAL PAPER (15.63%)

FINANCE-MORTGAGE LOAN/BANKER (15.63%)

 Federal National Mortgage Association
                                                                    $
  1.53%; 01/14/03                            $3,000,000              2,990,565

  1.67%; 12/16/02                            2,000,000               1,995,825

  1.68%; 01/08/03                            2,000,000               1,993,654
 Investment in Joint Trading Account;
  Federal Home Loan Bank System

  1.72%; 11/01/02                            3,685,350               3,685,350

                                                                    10,665,394


                                 TOTAL COMMERCIAL PAPER             10,665,394
                                                                    ----------


                 TOTAL PORTFOLIO INVESTMENTS (115.55%)             78,867,803
LIABILITIES, NET OF CASH AND
 RECEIVABLES (-15.55%)                                             (10,612,655)
                            TOTAL NET ASSETS (100.00%)             $68,255,148
                                                                   --------------

See accompanying notes.

                            SCHEDULE OF INVESTMENTS
                    HIGH QUALITY INTERMEDIATE-TERM BOND FUND

                                OCTOBER 31, 2002

                                                          Principal

                                                          Amount                              Value

--------------------------------------------------------------------------------------------------------------
BONDS (50.15%)
AEROSPACE & DEFENSE EQUIPMENT (0.13%)
 United Technologies
                                                                     $                     $
  6.10%; 05/15/12                                                        25,000                 27,593
ASSET BACKED SECURITIES (0.05%)
 Chase Funding Mortgage Loan
  5.04%; 12/25/23                                                        10,000                 10,438
AUTO-CARS & LIGHT TRUCKS (0.17%)
 DaimlerChrysler
  8.50%; 01/18/31                                                        25,000                 28,298
 Ford Motor
  7.45%; 07/16/31                                                        10,000                  7,640
                                                                                                35,938
AUTO/TRUCK PARTS & EQUIPMENT-ORIGINAL (0.05%)
 Visteon
  8.25%; 08/01/10                                                        10,000                 10,346
AUTOMOBILE SEQUENTIAL (1.50%)
 DaimlerChrysler Auto Trust
  5.32%; 09/06/06                                                       100,000                105,820
  6.85%; 11/06/05                                                       100,000                105,774
 Ford Credit Auto Owner Trust
  4.14%; 12/15/05                                                       100,000                102,955
                                                                                               314,549
BEVERAGES-NON-ALCOHOLIC (0.20%)
 Coca-Cola Enterprises
  5.25%; 05/15/07                                                        30,000                 32,259
 PepsiAmericas
  3.88%; 09/12/07                                                        10,000                 10,042
                                                                                                42,301
BREWERY (0.23%)
 Anheuser-Busch
  4.38%; 01/15/13                                                        20,000                 19,622
 Coors Brewing
  6.38%; 05/15/12                                                        25,000                 27,660
                                                                                                47,282
BROADCASTING SERVICES & PROGRAMMING (0.02%)
 Grupo Televisa
  8.50%; 03/11/32                                                         6,000                  5,130
BUILDING & CONSTRUCTION PRODUCTS-MISCELLANEOUS (0.18%)
 CRH America
  6.95%; 03/15/12                                                        10,000                 11,041
 Masco
  5.88%; 07/15/12                                                        25,000                 25,865
                                                                                                36,906
CELLULAR TELECOMMUNICATIONS (0.72%)
 AT&T Wireless Services
  7.88%; 03/01/11                                                        50,000                 43,500
 Verizon Wireless /1/
  5.38%; 12/15/06                                                        50,000                 49,368
 Vodafone Group
  7.75%; 02/15/10                                                        50,000                 57,143
                                                                                               150,011
                                                          Principal

                                                          Amount                              Value

--------------------------------------------------------------------------------------------------------------
BONDS (CONTINUED)
CHEMICALS-DIVERSIFIED (0.29%)
 Chevron Phillips Chemical
                                                                     $                     $
  5.38%; 06/15/07                                                        25,000                 26,165
 ChevronTexaco Capital
  3.50%; 09/17/07                                                        25,000                 25,290
 Dow Chemical
  6.13%; 02/01/11                                                        10,000                  9,913
                                                                                                61,368
COATINGS & PAINT (0.13%)
 Valspar
  6.00%; 05/01/07                                                        25,000                 26,624
COMMERCIAL BANKS (0.73%)
 KeyBank
  5.70%; 08/15/12                                                        25,000                 26,110
 Marshall & Isley Bank
  4.13%; 09/04/07                                                        10,000                 10,256
 US Bank
  6.38%; 08/01/11                                                        50,000                 55,318
 Wachovia Bank
  7.80%; 08/18/10                                                        50,000                 60,049
                                                                                               151,733
COMPUTERS (0.12%)
 International Business Machines
  4.25%; 09/15/09                                                        25,000                 24,806
COSMETICS & TOILETRIES (0.10%)
 Procter & Gamble
  4.75%; 06/15/07                                                        20,000                 21,304
CREDIT CARD ASSET BACKED SECURITIES (4.44%)
 American Express Credit Account Master Trust
  5.60%; 11/15/06                                                       150,000                158,033
 American Express Master Trust
  7.85%; 08/15/05                                                       100,000                110,313
 Citibank Credit Card Issuance Trust
  6.90%; 10/17/07                                                       200,000                223,501
 Citibank Credit Card Master Trust I
  5.50%; 02/15/06                                                       100,000                104,682
 Discover Card Master Trust I
  6.85%; 07/17/07                                                       100,000                109,679
 MBNA Master Credit Card Trust
  6.90%; 01/15/08                                                       200,000                222,932
                                                                                               929,140
CREDIT CARD CONTROL AMORTIZATION (0.49%)
 Sears Credit Account Master Trust
  7.25%; 11/15/07                                                       100,000                103,193
DISTRIBUTION-WHOLESALE (0.13%)
 Costco Wholesale
  5.50%; 03/15/07                                                        25,000                 26,952
DIVERSIFIED FINANCIAL SERVICES (1.36%)
 Citigroup
  6.63%; 06/15/32                                                        10,000                 10,189
  6.75%; 12/01/05                                                       200,000                220,713
 General Electric Capital
  6.00%; 06/15/12                                                        25,000                 26,557
                                                          Principal

                                                          Amount                              Value

--------------------------------------------------------------------------------------------------------------
BONDS (CONTINUED)
DIVERSIFIED FINANCIAL SERVICES (CONTINUED)
 General Electric Capital (continued)
                                                                     $                     $
  6.75%; 03/15/32                                                        25,000                 26,183
                                                                                               283,642
DIVERSIFIED OPERATIONS (0.26%)
 Rio Tinto Finance
  5.75%; 07/03/06                                                        50,000                 54,579
ELECTRIC-GENERATION (0.02%)
 Allegheny Energy Supply /1/
  8.25%; 04/15/12                                                         6,000                  3,180
ELECTRIC-INTEGRATED (2.15%)
 Commonwealth Edison
  6.40%; 10/15/05                                                        50,000                 53,343
 Dominion Resources
  7.82%; 09/15/14                                                       100,000                106,364
 DTE Energy
  7.05%; 06/01/11                                                        25,000                 26,908
 Duke Energy
  6.25%; 01/15/12                                                        15,000                 15,635
 Energy East
  6.75%; 06/15/12                                                         5,000                  5,342
 MidAmerican Energy Holdings
  6.75%; 12/30/31                                                        50,000                 49,962
 Niagara Mohawk Power
  7.75%; 05/15/06                                                        55,000                 62,213
 Oncor Electric Delivery
  7.00%; 05/01/32                                                        20,000                 19,115
 Progress Energy
  6.05%; 04/15/07                                                        25,000                 25,306
  7.75%; 03/01/31                                                        25,000                 24,560
 PSEG Power /1/
  6.95%; 06/01/12                                                        10,000                  8,700
 Southern Capital Funding
  5.30%; 02/01/07                                                        50,000                 52,891
                                                                                               450,339
FEDERAL & FEDERALLY SPONSORED CREDIT (0.10%)
 Housing Urban Development
  2.99%; 08/01/05                                                        20,000                 20,298
FIDUCIARY BANKS (0.05%)
 Bank of New York
  3.90%; 09/01/07                                                        10,000                 10,156
FINANCE-AUTO LOANS (1.37%)
 Ford Motor Credit
  6.13%; 04/28/03                                                        40,000                 40,016
  6.50%; 01/25/07                                                        55,000                 49,816
  7.38%; 02/01/11                                                        85,000                 75,965
 General Motors Acceptance
  6.75%; 01/15/06                                                        75,000                 74,297
  6.88%; 09/15/11                                                        45,000                 41,003
  8.00%; 11/01/31                                                         5,000                  4,464
                                                                                               285,561
FINANCE-COMMERCIAL (0.60%)
 CIT Group
  7.38%; 04/02/07                                                        20,000                 20,660
                                                          Principal

                                                          Amount                              Value

--------------------------------------------------------------------------------------------------------------
BONDS (CONTINUED)
FINANCE-COMMERCIAL (CONTINUED)
 Heller Financial
                                                                     $                     $
  6.00%; 03/19/04                                                       100,000                105,096
                                                                                               125,756
FINANCE-CONSUMER LOANS (0.46%)
 American General Finance
  5.38%; 09/01/09                                                        15,000                 15,274
 Household Finance
  6.50%; 01/24/06                                                        90,000                 81,176
                                                                                                96,450
FINANCE-INVESTMENT BANKER & BROKER (1.32%)
 Banque Paribas
  6.88%; 03/01/09                                                        50,000                 55,647
 Goldman Sachs Group
  7.63%; 08/17/05                                                        50,000                 55,837
 Lehman Brothers Holdings
  6.25%; 05/15/06                                                        75,000                 80,689
 Morgan Stanley Dean Witter
  7.75%; 06/15/05                                                        75,000                 83,044
                                                                                               275,217
FINANCE-LEASING COMPANY (0.09%)
 Boeing Capital
  5.80%; 01/15/13                                                        20,000                 19,459
FINANCE-MORTGAGE LOAN/BANKER (11.05%)
 Countrywide Home Loan
  6.85%; 06/15/04                                                       100,000                105,562
 Federal Home Loan Mortgage
  5.00%; 05/15/04                                                       200,000                209,919
  5.25%; 02/15/04                                                       150,000                156,928
  5.25%; 01/15/06                                                       250,000                270,525
  5.75%; 04/15/08                                                        75,000                 83,503
  5.75%; 03/15/09                                                       250,000                277,627
  6.63%; 09/15/09                                                        50,000                 58,134
  6.88%; 01/15/05                                                       125,000                137,994
 Federal National Mortgage Association
  3.70%; 11/01/07                                                        45,000                 45,902
  5.25%; 06/15/06                                                       200,000                217,004
  5.38%; 11/15/11                                                       100,000                106,777
  5.50%; 02/15/06                                                       250,000                272,611
  6.13%; 03/15/12                                                        50,000                 56,105
  7.13%; 02/15/05                                                        50,000                 55,602
  7.13%; 06/15/10                                                        45,000                 53,659
  7.13%; 01/15/30                                                       170,000                203,268
                                                                                             2,311,120
FINANCE-OTHER SERVICES (0.55%)
 Mellon Funding
  4.88%; 06/15/07                                                        25,000                 26,328
 Newcourt Credit Group
  6.88%; 02/16/05                                                        10,000                 10,071
 Pemex Master Trust /1/
  8.00%; 11/15/11                                                        25,000                 25,750
 Verizon Global Funding
  7.75%; 12/01/30                                                        50,000                 53,576
                                                                                               115,725
                                                          Principal

                                                          Amount                              Value

--------------------------------------------------------------------------------------------------------------
BONDS (CONTINUED)
FOOD-CANNED (0.13%)
 Campbell Soup
                                                                     $                     $
  5.50%; 03/15/07                                                        25,000                 26,879
FOOD-MISCELLANEOUS/DIVERSIFIED (1.21%)
 General Mills
  6.00%; 02/15/12                                                        50,000                 53,556
 HJ Heinz Finance /1/
  6.75%; 03/15/32                                                        25,000                 27,096
 Kellogg
  6.00%; 04/01/06                                                        50,000                 54,417
 Kraft Foods
  4.63%; 11/01/06                                                        50,000                 52,305
  5.63%; 11/01/11                                                        50,000                 52,945
 Unilever Capital
  7.13%; 11/01/10                                                        10,000                 11,729
                                                                                               252,048
FOOD-RETAIL (0.60%)
 Kroger
  6.20%; 06/15/12                                                        25,000                 26,177
  6.75%; 04/15/12                                                        25,000                 27,162
 Safeway
  3.63%; 11/05/03                                                        50,000                 50,449
  5.80%; 08/15/12                                                        20,000                 20,940
                                                                                               124,728
HOME EQUITY SEQUENTIAL (0.05%)
 Residential Asset Securities
  4.99%; 02/25/27                                                        10,000                 10,389
INDUSTRIAL GASES (0.13%)
 Praxair
  6.38%; 04/01/12                                                        25,000                 27,337
LIFE & HEALTH INSURANCE (0.07%)
 Lincoln National
  5.25%; 06/15/07                                                        15,000                 15,186
LINEN SUPPLY & RELATED ITEMS (0.05%)
 Cintas
  5.13%; 06/01/07                                                        10,000                 10,637
MACHINERY-ELECTRICAL (0.02%)
 Emerson Electric
  6.00%; 08/15/32                                                         5,000                  4,898
MEDICAL PRODUCTS (0.12%)
 Baxter International
  5.25%; 05/01/07                                                        25,000                 26,116
MEDICAL-DRUGS (0.13%)
 Eli Lilly
  6.00%; 03/15/12                                                        25,000                 27,556
MEDICAL-HMO (0.08%)
 Anthem
  6.80%; 08/01/12                                                        15,000                 16,154
MEDICAL-HOSPITALS (0.19%)
 Tenet Healthcare
  5.00%; 07/01/07                                                        25,000                 25,751
                                                          Principal

                                                          Amount                              Value

--------------------------------------------------------------------------------------------------------------
BONDS (CONTINUED)
MEDICAL-HOSPITALS (CONTINUED)
 Tenet Healthcare (continued)
                                                                     $                     $
  6.50%; 06/01/12                                                        15,000                 14,831
                                                                                                40,582
METAL-ALUMINUM (0.33%)
 Alcan
  6.45%; 03/15/11                                                        25,000                 27,612
 Alcoa
  7.38%; 08/01/10                                                        35,000                 41,048
                                                                                                68,660
METAL-DIVERSIFIED (0.12%)
 Noranda
  7.25%; 07/15/12                                                        25,000                 24,069
MISCELLANEOUS INVESTING (0.20%)
 New Plan Excel Realty Trust
  5.88%; 06/15/07                                                         5,000                  5,211
 Simon Property Group /1/
  5.38%; 08/28/08                                                        10,000                 10,283
 United Dominion Realty Trust
  6.50%; 06/15/09                                                        25,000                 26,076
                                                                                                41,570
MONEY CENTER BANKS (0.86%)
 Bank of America
  4.75%; 10/15/06                                                       100,000                105,424
  7.40%; 01/15/11                                                        25,000                 29,148
 JP Morgan Chase
  5.35%; 03/01/07                                                        25,000                 26,316
 Royal Bank of Scotland Group
  5.00%; 10/01/14                                                        20,000                 19,431
                                                                                               180,319
MORTGAGE BACKED SECURITIES (4.53%)
 Bear Stearns Commercial Mortgage Securities
  5.91%; 02/14/31                                                       107,133                115,103
 GMAC Commercial Mortgage Securities
  6.96%; 09/15/35                                                       150,000                171,385
  7.27%; 08/15/36                                                       100,000                115,729
 JP Morgan Chase Commercial Mortgage Securities
  4.55%; 05/12/34                                                       184,688                192,284
 JP Morgan Commercial Mortgage Finance
  7.07%; 09/15/29                                                        40,694                 43,894
 LB Commercial Conduit Mortgage Trust
  7.33%; 10/15/32                                                       110,000                128,278
 LB-UBS Commercial Mortgage Trust
  7.95%; 05/15/25                                                        75,000                 90,052
 PNC Mortgage Acceptance
  7.11%; 12/10/32                                                        82,538                 91,396
                                                                                               948,121
MULTIMEDIA (0.84%)
 AOL Time Warner
  6.13%; 04/15/06                                                        20,000                 19,781
  7.63%; 04/15/31                                                        40,000                 36,245
 Gannett
  6.38%; 04/01/12                                                        25,000                 28,031
                                                          Principal

                                                          Amount                              Value

--------------------------------------------------------------------------------------------------------------
BONDS (CONTINUED)
MULTIMEDIA (CONTINUED)
 Viacom
                                                                     $                     $
  5.63%; 05/01/07                                                        15,000                 16,088
  6.40%; 01/30/06                                                        55,000                 59,626
 Walt Disney
  6.38%; 03/01/12                                                        15,000                 16,101
                                                                                               175,872
OIL & GAS DRILLING (0.17%)
 Nabors Holdings /1/
  4.88%; 08/15/09                                                        10,000                 10,216
 Nabors Industries /1/
  5.38%; 08/15/12                                                        10,000                 10,048
 Transocean
  6.63%; 04/15/11                                                        15,000                 15,857
                                                                                                36,121
OIL COMPANY-EXPLORATION & PRODUCTION (0.69%)
 Anadarko Petroleum
  5.38%; 03/01/07                                                        20,000                 21,350
 Devon Energy
  7.95%; 04/15/32                                                        15,000                 17,396
 Husky Energy
  6.25%; 06/15/12                                                        25,000                 26,572
 Kerr-McGee
  5.38%; 04/15/05                                                        50,000                 52,609
 Nexen
  7.88%; 03/15/32                                                        15,000                 15,118
 Noble Energy
  8.00%; 04/01/27                                                        10,000                 11,161
                                                                                               144,206
OIL COMPANY-INTEGRATED (0.78%)
 Amerada Hess
  7.13%; 03/15/33                                                        20,000                 20,618
 Conoco Funding
  6.35%; 10/15/11                                                        80,000                 88,012
 Marathon Oil
  6.13%; 03/15/12                                                        25,000                 26,167
 Phillips Petroleum
  8.50%; 05/25/05                                                        25,000                 28,458
                                                                                               163,255
OIL REFINING & MARKETING (0.12%)
 Valero Energy
  6.13%; 04/15/07                                                        25,000                 24,973
PAPER & RELATED PRODUCTS (0.84%)
 International Paper
  5.85%; 10/30/12 /1/                                                    10,000                 10,258
  8.00%; 07/08/03                                                       100,000                103,672
 Nexfor
  7.25%; 07/01/12                                                        20,000                 20,202
 Weyerhaeuser
  6.13%; 03/15/07                                                        15,000                 15,814
  6.75%; 03/15/12                                                        15,000                 15,722
  7.38%; 03/15/32                                                        10,000                 10,101
                                                                                               175,769
                                                          Principal

                                                          Amount                              Value

--------------------------------------------------------------------------------------------------------------
BONDS (CONTINUED)
PIPELINES (0.39%)
 Duke Energy Field Services
                                                                     $                     $
  7.50%; 08/16/05                                                        50,000                 50,635
 El Paso
  7.00%; 05/15/11                                                        30,000                 19,800
 Kinder Morgan
  6.80%; 03/01/08                                                        10,000                 10,525
                                                                                                80,960
PROPERTY & CASUALTY INSURANCE (0.06%)
 St. Paul
  5.75%; 03/15/07                                                        12,000                 12,329
PUBLISHING-BOOKS (0.26%)
 Reed Elsevier Capital
  6.75%; 08/01/11                                                        50,000                 55,179
REAL ESTATE OPERATOR & DEVELOPER (0.23%)
 EOP Operating
  7.00%; 07/15/11                                                        45,000                 47,941
REGIONAL AUTHORITY (0.75%)
 Province of Nova Scotia
  5.75%; 02/27/12                                                        20,000                 21,611
 Province of Ontario
  5.13%; 07/17/12                                                        25,000                 26,112
 Province of Quebec
  7.13%; 02/09/24                                                        80,000                 93,334
 Region of Lombardy
  5.80%; 10/25/32                                                        15,000                 15,169
                                                                                               156,226
REGIONAL BANKS (1.57%)
 Bank One
  7.63%; 08/01/05                                                        50,000                 56,201
 KeyCorp
  4.63%; 05/16/05                                                        25,000                 25,944
 Korea Development Bank
  7.13%; 04/22/04                                                        25,000                 26,678
 PNC Funding
  5.75%; 08/01/06                                                        55,000                 57,732
 SunTrust Banks
  5.05%; 07/01/07                                                        25,000                 26,650
 Wells Fargo
  5.90%; 05/21/06                                                       125,000                135,579
                                                                                               328,784
RESEARCH & DEVELOPMENT (0.15%)
 Science Applications International /1/
  6.25%; 07/01/12                                                        30,000                 31,300
RETAIL-DISCOUNT (0.68%)
 Target
  5.38%; 06/15/09                                                        25,000                 26,512
  5.40%; 10/01/08                                                        50,000                 53,201
 Wal-Mart Stores
  7.55%; 02/15/30                                                        50,000                 61,588
                                                                                               141,301
                                                          Principal

                                                          Amount                              Value

--------------------------------------------------------------------------------------------------------------
BONDS (CONTINUED)
RETAIL-MAJOR DEPARTMENT STORE (0.13%)
 Sears Roebuck Acceptance
                                                                     $                     $
  6.70%; 04/15/12                                                        30,000                 27,556
RETAIL-RESTAURANTS (0.08%)
 McDonald's
  5.38%; 04/30/07                                                        15,000                 16,184
SAVINGS & LOANS-THRIFTS (0.07%)
 Golden West Financial
  4.13%; 08/15/07                                                        15,000                 15,316
SOVEREIGN (0.74%)
 Finland Government
  4.75%; 03/06/07                                                        25,000                 27,053
 Italy Government
  5.63%; 06/15/12                                                        50,000                 54,543
 Mexico Government
  7.50%; 01/14/12                                                        50,000                 52,125
 Poland Government
  6.25%; 07/03/12                                                        20,000                 21,700
                                                                                               155,421
SUPRANATIONAL BANK (0.25%)
 Corp Andina de Fomento
  6.88%; 03/15/12                                                        25,000                 25,023
 European Investment Bank
  4.63%; 03/01/07                                                        25,000                 26,444
                                                                                                51,467
TELECOMMUNICATION SERVICES (0.24%)
 Citizens Communications
  6.38%; 08/15/04                                                        50,000                 50,000
TELEPHONE COMMUNICATION (0.13%)
 Telstra
  6.38%; 04/01/12                                                        25,000                 26,965
TELEPHONE-INTEGRATED (2.35%)
 Alltel
  7.00%; 07/01/12                                                        25,000                 28,157
 AT&T
  6.00%; 03/15/09                                                        50,000                 47,750
  6.50%; 11/15/06                                                        25,000                 25,000
 BellSouth
  5.00%; 10/15/06                                                       100,000                105,922
  6.88%; 10/15/31                                                        20,000                 21,507
 British Telecommunications
  7.88%; 12/15/05                                                        50,000                 55,793
 COX Communications
  6.88%; 06/15/05                                                        50,000                 51,191
 France Telecom
  9.25%; 03/01/11                                                        20,000                 22,067
 SBC Communications
  5.75%; 05/02/06                                                        50,000                 53,526
  5.88%; 08/15/12                                                        10,000                 10,628
 Sprint Capital
  7.13%; 01/30/06                                                        50,000                 42,920
 Telefonica Europe
  7.75%; 09/15/10                                                        25,000                 28,037
                                                                                               492,498
                                                          Principal

                                                          Amount                              Value

--------------------------------------------------------------------------------------------------------------
BONDS (CONTINUED)
TEXTILE-HOME FURNISHINGS (0.05%)
 Mohawk Industries
                                                                     $                     $
  6.50%; 04/15/07                                                        10,000                 10,932
TOOLS-HAND HELD (0.05%)
 Stanley Works /1/
  4.90%; 11/01/12                                                        10,000                  9,992
TRANSPORT-RAIL (0.65%)
 Burlington Northern Santa Fe
  7.95%; 08/15/30                                                        15,000                 17,888
 CSX
  6.25%; 10/15/08                                                        35,000                 37,912
 Union Pacific
  6.63%; 02/01/29                                                        50,000                 52,397
  7.60%; 05/01/05                                                        25,000                 27,853
                                                                                               136,050
                                                                   TOTAL BONDS              10,488,942

                                                          Principal

     Type           Rate               Maturity           Amount                              Value

--------------------------------------------------------------------------------------------------------------
FEDERAL HOME LOAN MORTGAGE CORPORATION (FHLMC) CERTIFICATES (19.74%)
                                                                     $                     $
FHLMC           5.50%         03/01/09                                   89,774                 92,787
FHLMC           6.00%         09/01/16 - 06/01/28                     1,140,441              1,183,987
FHLMC           6.50%         12/01/15 - 05/01/32                     1,741,958              1,814,003
FHLMC           7.00%         11/01/30 - 01/01/32                       608,599                635,499
FHLMC           7.50%         12/01/15 - 04/01/32                       341,899                362,085
FHLMC           8.00%         11/01/30                                   38,464                 41,062
                                                      TOTAL FHLMC CERTIFICATES               4,129,423

FEDERAL NATIONAL MORTGAGE ASSOCIATION (FNMA) CERTIFICATES (9.68%)
FNMA            5.50%         06/01/09 - 10/01/17                       811,211                837,468
FNMA            6.00%         10/01/16 - 09/01/32                       545,442                562,485
FNMA            6.50%         12/01/31                                  399,157                413,784
FNMA            7.00%         09/01/31                                  201,662                210,680
                                                       TOTAL FNMA CERTIFICATES               2,024,417

GOVERNMENT NATIONAL MORTGAGE ASSOCIATION (GNMA) CERTIFICATES (5.42%)
GNMA I          7.00%         07/15/31 - 02/15/32                       260,211                273,279
GNMA I          7.50%         12/15/30 - 04/15/31                       296,114                314,866
GNMA I          8.00%         02/15/32                                   40,913                 43,828
GNMA II         6.50%         10/20/28 - 05/20/32                       433,012                449,885
GNMA II         8.00%         08/20/29                                   48,972                 52,227
                                                       TOTAL GNMA CERTIFICATES               1,134,085

                                                          Principal

                                                          Amount                              Value

--------------------------------------------------------------------------------------------------------------
TREASURY BONDS (10.28%)
 U.S. Treasury
                                                                     $                     $
  4.38%; 05/15/07                                                       450,000                482,394
  4.75%; 11/15/08                                                        75,000                 81,463
  4.88%; 02/15/12                                                        80,000                 86,260
  5.00%; 02/15/11                                                       250,000                272,639
  5.38%; 02/15/31                                                        15,000                 15,833
  6.50%; 02/15/10                                                       375,000                445,688
 U.S. Treasury Strip /2/
  0.00%; 11/15/15                                                       385,000                202,727
  0.00%; 11/15/18                                                       475,000                202,403
  0.00%; 05/15/20                                                       440,000                169,892
  0.00%; 08/15/25                                                       670,000                191,153
                                                          TOTAL TREASURY BONDS               2,150,452

                                                          Principal

                                                          Amount                              Value

--------------------------------------------------------------------------------------------------------------
COMMERCIAL PAPER (6.33%)
FINANCE-MORTGAGE LOAN/BANKER (6.33%)
 Investment in Joint Trading Account; Federal Home Loan
  Bank System                                                        10,000,000
  1.72%; 11/01/02                                                     1,324,160              1,324,160
                                                        TOTAL COMMERCIAL PAPER               1,324,160
                                                                                           -----------

                                         TOTAL PORTFOLIO INVESTMENTS (101.60%)              21,251,479
LIABILITIES, NET OF CASH AND RECEIVABLES (-1.60%)                                             (333,836)
                                                    TOTAL NET ASSETS (100.00%)             $20,917,643
                                                                                           --------------


/1 /Restricted Security - The fund held securities, which may require registration under the Securities Act of 1933, or an exemption therefrom, in order to effect their sale in the ordinary course of business. At the end of the period, restricted securities totaled $196,191 or 0.94% of net assets.
/2 /Non-income producing security.
See accompanying notes.

                            SCHEDULE OF INVESTMENTS
                        HIGH QUALITY LONG-TERM BOND FUND

                                OCTOBER 31, 2002

                                                          Principal

                                                          Amount                              Value

-------------------------------------------------------------------------------------------------------------
BONDS (79.03%)
AEROSPACE & DEFENSE (0.52%)
 Raytheon
                                                                     $                     $
  7.90%; 03/01/03                                                        75,000                 75,983
AEROSPACE & DEFENSE EQUIPMENT (0.64%)
 Lockheed
  6.75%; 03/15/03                                                        75,000                 76,138
 United Technologies
  6.10%; 05/15/12                                                        15,000                 16,556
                                                                                                92,694
AUTO-CARS & LIGHT TRUCKS (0.54%)
 DaimlerChrysler
  6.90%; 09/01/04                                                        75,000                 79,019
AUTOMOBILE SEQUENTIAL (1.84%)
 DaimlerChrysler Auto Trust
  6.85%; 11/06/05                                                       105,000                111,063
 Ford Credit Auto Owner Trust
  4.01%; 03/15/06                                                       150,000                155,084
                                                                                               266,147
BEVERAGES-NON-ALCOHOLIC (0.22%)
 Coca-Cola Enterprises
  5.25%; 05/15/07                                                        30,000                 32,258
BREWERY (0.32%)
 Anheuser-Busch
  4.38%; 01/15/13                                                        30,000                 29,433
 Coors Brewing
  6.38%; 05/15/12                                                        15,000                 16,596
                                                                                                46,029
BUILDING & CONSTRUCTION PRODUCTS-MISCELLANEOUS (0.15%)
 CRH America
  6.95%; 03/15/12                                                         6,000                  6,625
 Masco
  5.88%; 07/15/12                                                        15,000                 15,519
                                                                                                22,144
BUILDING-RESIDENTIAL & COMMERCIAL (0.10%)
 Centex
  5.80%; 09/15/09                                                        15,000                 14,998
CELLULAR TELECOMMUNICATIONS (0.73%)
 AT&T Wireless Services
  7.35%; 03/01/06                                                        25,000                 22,625
 Cingular Wireless
  7.13%; 12/15/31                                                        15,000                 13,650
 Verizon Wireless /1/
  5.38%; 12/15/06                                                        35,000                 34,557
 Vodafone Group
  7.75%; 02/15/10                                                        30,000                 34,286
                                                                                               105,118
CHEMICALS-DIVERSIFIED (0.14%)
 Chevron Phillips Chemical
  5.38%; 06/15/07                                                        20,000                 20,932
COATINGS & PAINT (0.11%)
 Valspar
  6.00%; 05/01/07                                                        15,000                 15,974
                                                          Principal

                                                          Amount                              Value

-------------------------------------------------------------------------------------------------------------
BONDS (CONTINUED)
COMMERCIAL BANKS (0.41%)
 Marshall & Isley Bank
                                                                     $                     $
  4.13%; 09/04/07                                                        15,000                 15,383
 US Bank
  6.38%; 08/01/11                                                        40,000                 44,255
                                                                                                59,638
COMMERCIAL SERVICE-FINANCE (0.07%)
 Equifax /1/
  4.95%; 11/01/07                                                        10,000                 10,140
COMPUTER SERVICES (0.10%)
 Electronic Data Systems
  7.13%; 10/15/09                                                        15,000                 13,911
COMPUTERS (0.28%)
 Hewlett-Packard
  6.50%; 07/01/12                                                        15,000                 15,365
 International Business Machines
  4.25%; 09/15/09                                                        25,000                 24,806
                                                                                                40,171
COMPUTERS-INTEGRATED SYSTEMS (0.04%)
 NCR /1/
  7.13%; 06/15/09                                                         5,000                  5,344
COSMETICS & TOILETRIES (0.11%)
 Procter & Gamble
  4.75%; 06/15/07                                                        15,000                 15,978
CREDIT CARD ASSET BACKED SECURITIES (7.00%)
 American Express Credit Account Master Trust
  5.60%; 11/15/06                                                       175,000                184,372
 Citibank Credit Card Issuance Trust
  6.90%; 10/17/07                                                       150,000                167,625
 Citibank Credit Card Master Trust I
  5.88%; 03/10/11                                                       150,000                165,849
 Discover Card Master Trust I
  6.05%; 08/18/08                                                       150,000                164,876
  6.85%; 07/17/07                                                       150,000                164,519
 MBNA Master Credit Card Trust
  6.90%; 01/15/08                                                       150,000                167,199
                                                                                             1,014,440
CREDIT CARD CONTROL AMORTIZATION (1.07%)
 Sears Credit Account Master Trust
  7.25%; 11/15/07                                                       150,000                154,790
DISTRIBUTION-WHOLESALE (0.15%)
 Costco Wholesale
  5.50%; 03/15/07                                                        20,000                 21,562
DIVERSIFIED FINANCIAL SERVICES (2.65%)
 Citigroup
  6.63%; 06/15/32                                                        10,000                 10,189
  6.75%; 12/01/05                                                       145,000                160,017
 General Electric Capital
  6.00%; 06/15/12                                                        20,000                 21,246
  7.38%; 01/19/10                                                       105,000                120,800
 John Deere Capital
  7.00%; 03/15/12                                                        15,000                 17,041
                                                          Principal

                                                          Amount                              Value

-------------------------------------------------------------------------------------------------------------
BONDS (CONTINUED)
DIVERSIFIED FINANCIAL SERVICES (CONTINUED)
 Nisource Finance
                                                                     $                     $
  7.50%; 11/15/03                                                        40,000                 39,096
 Textron Financial
  5.88%; 06/01/07                                                        15,000                 15,366
                                                                                               383,755
DIVERSIFIED MANUFACTURING OPERATIONS (0.11%)
 Cooper Industries /1/
  5.25%; 07/01/07                                                        15,000                 15,627
ELECTRIC-INTEGRATED (3.30%)
 AmerenEnergy Generating
  7.95%; 06/01/32                                                        10,000                 10,719
 Appalachian Power
  4.80%; 06/15/05                                                        20,000                 19,460
 Carolina Power & Light
  8.63%; 09/15/21                                                        75,000                 90,332
 Commonwealth Edison
  6.40%; 10/15/05                                                        30,000                 32,006
 Conectiv /1/
  5.30%; 06/01/05                                                        10,000                 10,141
 Dominion Resources
  8.13%; 06/15/10                                                        50,000                 55,919
 DTE Energy
  7.05%; 06/01/11                                                        30,000                 32,289
 Duke Energy
  6.25%; 01/15/12                                                        35,000                 36,481
 MidAmerican Energy Holdings
  6.75%; 12/30/31                                                        35,000                 34,974
 Niagara Mohawk Power
  7.75%; 05/15/06                                                        30,000                 33,934
 Oncor Electric Delivery
  7.00%; 05/01/32                                                        15,000                 14,336
 Pepco Holdings /1/
  5.50%; 08/15/07                                                        15,000                 15,112
 PSEG Power /1/
  6.95%; 06/01/12                                                        10,000                  8,700
 Teco Energy
  7.00%; 05/01/12                                                        15,000                 12,194
 Tennessee Valley Authority
  6.00%; 03/15/13                                                        65,000                 72,135
                                                                                               478,732
FEDERAL & FEDERALLY SPONSORED CREDIT (0.22%)
 Student Loan Marketing Association
  5.00%; 06/30/04                                                        30,000                 31,465
FIDUCIARY BANKS (0.22%)
 Bank of New York
  4.14%; 08/02/07                                                        15,000                 15,459
  5.20%; 07/01/07                                                        15,000                 16,046
                                                                                                31,505
FINANCE-AUTO LOANS (2.58%)
 Ford Motor Credit
  7.38%; 02/01/11                                                       200,000                178,741
 General Motors Acceptance
  5.80%; 03/12/03                                                       100,000                100,473
  6.75%; 01/15/06                                                        50,000                 49,531
                                                          Principal

                                                          Amount                              Value

-------------------------------------------------------------------------------------------------------------
BONDS (CONTINUED)
FINANCE-AUTO LOANS (CONTINUED)
 General Motors Acceptance (continued)
                                                                     $                     $
  6.88%; 08/28/12                                                        15,000                 13,575
  8.00%; 11/01/31                                                        35,000                 31,251
                                                                                               373,571
FINANCE-COMMERCIAL (0.25%)
 Tyco Capital
  7.50%; 11/14/03                                                        35,000                 35,894
FINANCE-CONSUMER LOANS (1.15%)
 American General Finance
  5.75%; 03/15/07                                                        40,000                 42,072
 Household Finance
  6.50%; 01/24/06                                                        85,000                 76,666
 SLM
  5.63%; 04/10/07                                                        15,000                 16,206
 Washington Mutual Financial
  6.50%; 11/15/03                                                        30,000                 31,276
                                                                                               166,220
FINANCE-CREDIT CARD (0.13%)
 Capital One Bank
  6.65%; 03/15/04                                                        20,000                 18,439
FINANCE-INVESTMENT BANKER & BROKER (2.23%)
 Banque Paribas
  6.88%; 03/01/09                                                        25,000                 27,824
 Bear Stearns
  6.50%; 05/01/06                                                        25,000                 27,034
 Credit Suisse First Boston
  6.50%; 01/15/12                                                        40,000                 41,738
 Goldman Sachs Group
  7.63%; 08/17/05                                                        45,000                 50,253
 Lehman Brothers Holdings
  6.25%; 05/15/06                                                        50,000                 53,792
 Merrill Lynch
  7.00%; 01/15/07                                                        45,000                 50,572
 Morgan Stanley Dean Witter
  7.75%; 06/15/05                                                        65,000                 71,971
                                                                                               323,184
FINANCE-LEASING COMPANY (0.52%)
 Boeing Capital
  7.10%; 09/27/05                                                        40,000                 43,014
 Pitney Bowes Credit
  5.75%; 08/15/08                                                        30,000                 32,994
                                                                                                76,008
FINANCE-MORTGAGE LOAN/BANKER (10.77%)
 Countrywide Home Loan
  6.85%; 06/15/04                                                        40,000                 42,225
 Federal Home Loan Bank System
  4.88%; 11/15/06                                                       200,000                214,531
 Federal Home Loan Mortgage
  5.75%; 03/15/09                                                       415,000                460,861
  6.25%; 07/15/32                                                       525,000                568,446
 Federal National Mortgage Association
  6.09%; 09/27/27                                                       150,000                155,363
  7.13%; 04/30/26                                                       100,000                119,650
                                                                                             1,561,076
                                                          Principal

                                                          Amount                              Value

-------------------------------------------------------------------------------------------------------------
BONDS (CONTINUED)
FINANCE-OTHER SERVICES (0.94%)
 Mellon Funding
                                                                     $                     $
  4.88%; 06/15/07                                                        15,000                 15,797
 National Rural Utilities
  5.75%; 08/28/09                                                        30,000                 30,822
 Pemex Master Trust /1/
  8.00%; 11/15/11                                                        35,000                 36,050
 Verizon Global Funding
  7.75%; 12/01/30                                                        50,000                 53,576
                                                                                               136,245
FOOD-CANNED (0.22%)
 Campbell Soup
  5.50%; 03/15/07                                                        30,000                 32,255
FOOD-FLOUR & GRAIN (0.07%)
 Archer-Daniels-Midland
  5.88%; 10/01/32                                                        10,000                  9,560
FOOD-MISCELLANEOUS/DIVERSIFIED (0.83%)
 General Mills
  6.00%; 02/15/12                                                        30,000                 32,134
 HJ Heinz Finance /1/
  6.75%; 03/15/32                                                        15,000                 16,258
 Kraft Foods
  5.63%; 11/01/11                                                        20,000                 21,178
 Sara Lee
  6.13%; 11/01/32                                                        15,000                 15,301
 Unilever Capital
  7.13%; 11/01/10                                                        30,000                 35,187
                                                                                               120,058
FOOD-RETAIL (0.76%)
 Fred Meyer
  7.38%; 03/01/05                                                        30,000                 32,630
 Safeway
  6.05%; 11/15/03                                                        75,000                 77,625
                                                                                               110,255
FOOD-WHOLESALE & DISTRIBUTION (0.11%)
 Sysco International /1/
  6.10%; 06/01/12                                                        15,000                 16,713
HOME EQUITY SEQUENTIAL (1.07%)
 Residential Asset Securities
  4.99%; 02/25/27                                                       150,000                155,835
INDUSTRIAL GASES (0.19%)
 Praxair
  6.38%; 04/01/12                                                        25,000                 27,337
INVESTMENT MANAGEMENT & ADVISORY SERVICES (0.11%)
 AMVESCAP
  6.60%; 05/15/05                                                        15,000                 16,180
LIFE & HEALTH INSURANCE (0.40%)
 Lincoln National
  5.25%; 06/15/07                                                        20,000                 20,248
 Torchmark
  6.25%; 12/15/06                                                        35,000                 37,776
                                                                                                58,024
                                                          Principal

                                                          Amount                              Value

-------------------------------------------------------------------------------------------------------------
BONDS (CONTINUED)
MACHINERY-ELECTRICAL (0.03%)
 Emerson Electric
                                                                     $                     $
  6.00%; 08/15/32                                                         5,000                  4,898
MEDICAL-DRUGS (0.30%)
 Eli Lilly
  6.00%; 03/15/12                                                        25,000                 27,556
 Wyeth
  7.90%; 02/15/05                                                        15,000                 16,354
                                                                                                43,910
MEDICAL-HMO (0.11%)
 Anthem
  6.80%; 08/01/12                                                        15,000                 16,154
MEDICAL-HOSPITALS (0.11%)
 Tenet Healthcare
  5.00%; 07/01/07                                                        15,000                 15,451
METAL-ALUMINUM (0.47%)
 Alcan
  6.45%; 03/15/11                                                        30,000                 33,135
 Alcoa
  7.38%; 08/01/10                                                        30,000                 35,184
                                                                                                68,319
MISCELLANEOUS INVESTING (0.61%)
 Camden Property Trust
  5.88%; 06/01/07                                                        15,000                 15,767
 Kimco Realty
  6.50%; 10/01/03                                                        20,000                 20,770
 Mack-Cali Realty
  7.00%; 03/15/04                                                        15,000                 15,773
 New Plan Excel Realty Trust
  5.88%; 06/15/07                                                         5,000                  5,211
 Simon Property Group
  6.75%; 02/09/04                                                        15,000                 15,644
 United Dominion Realty Trust
  6.50%; 06/15/09                                                        15,000                 15,646
                                                                                                88,811
MONEY CENTER BANKS (0.99%)
 Bank of America
  4.75%; 10/15/06                                                        85,000                 89,610
 JP Morgan Chase
  6.75%; 02/01/11                                                        50,000                 53,995
                                                                                               143,605
MORTGAGE BACKED SECURITIES (17.26%)
 Banc of America Commercial Mortgage
  5.12%; 07/11/43                                                       150,000                153,750
  7.33%; 11/15/31                                                       150,000                174,466
 CS First Boston Mortgage Securities
  4.39%; 08/15/36                                                       171,829                177,940
 DLJ Mortgage Acceptance /1/
  7.58%; 03/13/28                                                       150,000                157,929
 First Union National Bank Commercial Mortgage
  6.14%; 02/12/34                                                       150,000                164,171
  7.84%; 05/17/32                                                       150,000                178,979
                                                          Principal

                                                          Amount                              Value

-------------------------------------------------------------------------------------------------------------
BONDS (CONTINUED)
MORTGAGE BACKED SECURITIES (CONTINUED)
 GE Capital Commercial Mortgage
                                                                     $                     $
  4.97%; 08/11/36                                                        75,000                 77,712
 GMAC Commercial Mortgage Securities
  6.96%; 09/15/35                                                       300,000                342,769
  7.27%; 08/15/36                                                       150,000                173,594
 JP Morgan Commercial Mortgage Finance
  7.07%; 09/15/29                                                       135,648                146,314
 LB Commercial Conduit Mortgage Trust
  7.33%; 10/15/32                                                       450,000                524,773
 LB-UBS Commercial Mortgage Trust
  5.59%; 06/15/31                                                        75,000                 79,167
  7.95%; 05/15/25                                                       125,000                150,087
                                                                                             2,501,651
MULTI-LINE INSURANCE (0.26%)
 Allstate
  7.88%; 05/01/05                                                        15,000                 16,612
 Hartford Financial Services Group
  4.70%; 09/01/07                                                        15,000                 15,313
 Safeco
  7.25%; 09/01/12                                                         5,000                  5,222
                                                                                                37,147
MULTIMEDIA (1.04%)
 AOL Time Warner
  6.13%; 04/15/06                                                        70,000                 69,234
 Gannett
  5.50%; 04/01/07                                                        15,000                 16,285
 Viacom
  6.40%; 01/30/06                                                        50,000                 54,205
 Walt Disney
  7.00%; 03/01/32                                                        10,000                 10,577
                                                                                               150,301
OIL & GAS DRILLING (0.11%)
 Nabors Holdings /1/
  4.88%; 08/15/09                                                        15,000                 15,323
OIL COMPANY-EXPLORATION & PRODUCTION (0.52%)
 Anadarko Petroleum
  5.38%; 03/01/07                                                        25,000                 26,688
 Devon Energy
  7.95%; 04/15/32                                                        15,000                 17,396
 Husky Energy
  6.25%; 06/15/12                                                        15,000                 15,943
 Nexen
  7.88%; 03/15/32                                                         5,000                  5,039
 Union Oil Company of California
  5.05%; 10/01/12                                                        10,000                  9,757
                                                                                                74,823
OIL COMPANY-INTEGRATED (0.73%)
 Amerada Hess
  7.13%; 03/15/33                                                        15,000                 15,464
 Conoco Funding
  6.35%; 10/15/11                                                        40,000                 44,006
 Marathon Oil
  6.80%; 03/15/32                                                        15,000                 14,961
                                                          Principal

                                                          Amount                              Value

-------------------------------------------------------------------------------------------------------------
BONDS (CONTINUED)
OIL COMPANY-INTEGRATED (CONTINUED)
 Phillips Petroleum
                                                                     $                     $
  8.75%; 05/25/10                                                        25,000                 30,818
                                                                                               105,249
OIL REFINING & MARKETING (0.10%)
 Valero Energy
  6.88%; 04/15/12                                                        15,000                 14,463
PAPER & RELATED PRODUCTS (0.96%)
 International Paper
  5.85%; 10/30/12                                                        20,000                 20,517
  8.00%; 07/08/03                                                        75,000                 77,754
 MeadWestvaco
  6.85%; 04/01/12                                                        10,000                 10,567
 Nexfor
  7.25%; 07/01/12                                                        15,000                 15,151
 Weyerhaeuser
  7.38%; 03/15/32                                                        15,000                 15,151
                                                                                               139,140
PIPELINES (0.70%)
 El Paso
  7.00%; 05/15/11                                                        45,000                 29,700
 Kinder Morgan
  6.45%; 03/01/03                                                        40,000                 40,285
 Kinder Morgan Energy Partners
  6.75%; 03/15/11                                                        30,000                 31,742
                                                                                               101,727
PROPERTY & CASUALTY INSURANCE (0.07%)
 St. Paul
  5.75%; 03/15/07                                                        10,000                 10,274
PUBLISHING-NEWSPAPERS (0.11%)
 Thomson
  5.75%; 02/01/08                                                        15,000                 16,029
REAL ESTATE OPERATOR & DEVELOPER (0.26%)
 EOP Operating
  7.00%; 07/15/11                                                        35,000                 37,288
REGIONAL AUTHORITY (1.04%)
 New Brunswick
  3.50%; 10/23/07                                                        10,000                 10,076
 Province of Nova Scotia
  5.75%; 02/27/12                                                        25,000                 27,014
 Province of Ontario
  5.13%; 07/17/12                                                        25,000                 26,111
 Province of Quebec
  7.13%; 02/09/24                                                        75,000                 87,501
                                                                                               150,702
REGIONAL BANKS (2.29%)
 Bank One
  6.00%; 08/01/08                                                        50,000                 54,846
 FleetBoston Financial
  7.25%; 09/15/05                                                        40,000                 43,084
 KeyCorp
  4.63%; 05/16/05                                                        20,000                 20,755
 Korea Development Bank
  7.13%; 04/22/04                                                        35,000                 37,349
                                                          Principal

                                                          Amount                              Value

-------------------------------------------------------------------------------------------------------------
BONDS (CONTINUED)
REGIONAL BANKS (CONTINUED)
 PNC Funding
                                                                     $                     $
  5.75%; 08/01/06                                                        20,000                 20,993
 SunTrust Banks
  5.05%; 07/01/07                                                        15,000                 15,990
 Wachovia
  4.95%; 11/01/06                                                        55,000                 58,175
 Wells Fargo
  5.90%; 05/21/06                                                        75,000                 81,348
                                                                                               332,540
RESEARCH & DEVELOPMENT (0.14%)
 Science Applications International /1/
  7.13%; 07/01/32                                                        20,000                 19,814
RETAIL-DISCOUNT (0.64%)
 Target
  5.40%; 10/01/08                                                        30,000                 31,920
 Wal-Mart Stores
  7.55%; 02/15/30                                                        50,000                 61,589
                                                                                                93,509
RETAIL-DRUG STORE (0.10%)
 CVS /1/
  3.88%; 11/01/07                                                        15,000                 14,976
RETAIL-MAJOR DEPARTMENT STORE (0.13%)
 Sears Roebuck Acceptance
  6.70%; 04/15/12                                                        20,000                 18,370
RETAIL-RESTAURANTS (0.23%)
 McDonald's
  5.38%; 04/30/07                                                        15,000                 16,184
 Wendy's International
  6.20%; 06/15/14                                                        15,000                 16,487
                                                                                                32,671
SAVINGS & LOANS-THRIFTS (0.11%)
 Golden West Financial
  4.13%; 08/15/07                                                        15,000                 15,316
SOVEREIGN (1.29%)
 Italy Government
  5.63%; 06/15/12                                                        75,000                 81,814
 Mexico Government
  7.50%; 01/14/12                                                        85,000                 88,613
 Poland Government
  6.25%; 07/03/12                                                        15,000                 16,275
                                                                                               186,702
SUPRANATIONAL BANK (1.13%)
 Corp Andina de Fomento
  6.88%; 03/15/12                                                        25,000                 25,023
 European Investment Bank
  4.63%; 03/01/07                                                        50,000                 52,887
 Inter-American Development Bank
  6.38%; 10/22/07                                                        75,000                 85,753
                                                                                               163,663
TELECOMMUNICATION SERVICES (0.21%)
 Citizens Communications
  6.38%; 08/15/04                                                        30,000                 30,000
                                                          Principal

                                                          Amount                              Value

-------------------------------------------------------------------------------------------------------------
BONDS (CONTINUED)
TELEPHONE-INTEGRATED (2.85%)
 Alltel
                                                                     $                     $
  7.88%; 07/01/32                                                        20,000                 22,865
 AT&T
  6.00%; 03/15/09                                                        75,000                 71,625
 BellSouth
  5.00%; 10/15/06                                                        50,000                 52,961
  6.88%; 10/15/31                                                        25,000                 26,884
 British Telecommunications
  7.88%; 12/15/05                                                        50,000                 55,793
 COX Communications
  6.88%; 06/15/05                                                        25,000                 25,596
 Deutsche Telekom International Finance
  9.25%; 06/01/32                                                        20,000                 23,579
 France Telecom
  9.25%; 03/01/11                                                        25,000                 27,583
 SBC Communications
  5.75%; 05/02/06                                                        50,000                 53,526
 Sprint
  9.25%; 04/15/22                                                        65,000                 52,087
                                                                                               412,499
TEXTILE-HOME FURNISHINGS (0.04%)
 Mohawk Industries
  6.50%; 04/15/07                                                         5,000                  5,466
TOOLS-HAND HELD (0.10%)
 Stanley Works /1/
  4.90%; 11/01/12                                                        15,000                 14,988
TRANSPORT-RAIL (0.62%)
 Burlington Northern Santa Fe
  7.95%; 08/15/30                                                        30,000                 35,776
 CSX
  8.63%; 05/15/22                                                        15,000                 18,082
 Union Pacific
  6.63%; 02/01/29                                                        35,000                 36,678
                                                                                                90,536
                                                                   TOTAL BONDS              11,451,523

                                                          Principal

     Type           Rate               Maturity           Amount                              Value

-------------------------------------------------------------------------------------------------------------
FEDERAL HOME LOAN MORTGAGE CORPORATION (FHLMC) CERTIFICATES (6.47%)
                                                                     $                     $
FHLMC           6.50%         05/01/31 - 06/01/32                       630,203                653,879
FHLMC           7.00%         12/01/30                                  271,599                283,616
                                                      TOTAL FHLMC CERTIFICATES                 937,495



                                                          Principal

     Type           Rate               Maturity           Amount                              Value

-------------------------------------------------------------------------------------------------------------
FEDERAL NATIONAL MORTGAGE ASSOCIATION (FNMA) CERTIFICATES (4.66%)
                                                                     $                     $
FNMA            5.50%         01/01/09                                  219,313                226,398
FNMA            7.00%         07/15/05                                  400,000                449,035
                                                       TOTAL FNMA CERTIFICATES                 675,433

GOVERNMENT NATIONAL MORTGAGE ASSOCIATION (GNMA) CERTIFICATES (0.71%)
GNMA I          6.00%         07/15/32                                   98,719                102,284
                                                       TOTAL GNMA CERTIFICATES                 102,284

                                                          Principal

                                                          Amount                              Value

-------------------------------------------------------------------------------------------------------------
TREASURY BONDS (7.63%)
 U.S. Treasury Strip /2/
                                                                     $                     $
  0.00%; 11/15/15                                                       750,000                394,922
  0.00%; 11/15/18                                                       600,000                255,667
  0.00%; 05/15/20                                                       700,000                270,283
  0.00%; 08/15/25                                                       650,000                185,447
                                                          TOTAL TREASURY BONDS               1,106,319

                                                          Principal

                                                          Amount                              Value

-------------------------------------------------------------------------------------------------------------
COMMERCIAL PAPER (0.61%)
FINANCE-MORTGAGE LOAN/BANKER (0.61%)
 Investment in Joint Trading Account; Federal Home Loan
  Bank System
  1.72%; 11/01/02                                                        87,976                 87,976
                                                        TOTAL COMMERCIAL PAPER                  87,976
                                                                                           -----------

                                          TOTAL PORTFOLIO INVESTMENTS (99.11%)              14,361,030
CASH AND RECEIVABLES, NET OF LIABILITIES (0.89%)                                               129,419
                                                    TOTAL NET ASSETS (100.00%)             $14,490,449
                                                                                           -------------


/1 /Restricted Security - The fund held securities, which may require registration under the Securities Act of 1933, or an exemption therefrom, in order to effect their sale in the ordinary course of business. At the end of the period, restricted securities totaled $391,672 or 2.70% of net assets.
/2 /Non-income producing security.
See accompanying notes.

                            SCHEDULE OF INVESTMENTS
                       HIGH QUALITY SHORT-TERM BOND FUND

                                OCTOBER 31, 2002

                                                           Principal

                                                           Amount                             Value

-------------------------------------------------------------------------------------------------------------
BONDS (88.18%)
AEROSPACE & DEFENSE (0.41%)
 Raytheon
                                                                      $                     $
  7.90%; 03/01/03                                                        100,000               101,311
AEROSPACE & DEFENSE EQUIPMENT (0.52%)
 Lockheed
  6.75%; 03/15/03                                                        100,000               101,517
 United Technologies
  4.88%; 11/01/06                                                         25,000                26,365
                                                                                               127,882
AUTO-CARS & LIGHT TRUCKS (0.43%)
 DaimlerChrysler
  6.90%; 09/01/04                                                        100,000               105,358
AUTOMOBILE SEQUENTIAL (5.55%)
 Capital Auto Receivables Asset Trust
  3.82%; 07/15/05                                                        130,000               133,321
 DaimlerChrysler Auto Trust
  6.85%; 11/06/05                                                        225,000               237,992
  7.63%; 06/08/05                                                        200,000               210,110
 Ford Credit Auto Owner Trust
  4.01%; 03/15/06                                                        245,000               253,303
  4.72%; 12/15/05                                                        215,000               224,584
 Honda Auto Receivables Owner Trust
  4.49%; 09/17/07                                                        100,000               104,950
 Toyota Auto Receivables Owner Trust
  4.72%; 09/15/08                                                        200,000               209,666
                                                                                             1,373,926
BEVERAGES-NON-ALCOHOLIC (0.15%)
 Coca-Cola Enterprises
  5.25%; 05/15/07                                                         35,000                37,635
BUILDING & CONSTRUCTION PRODUCTS-MISCELLANEOUS (0.10%)
 Masco
  6.00%; 05/03/04                                                         25,000                26,099
CELLULAR TELECOMMUNICATIONS (0.79%)
 360 Communications
  7.50%; 03/01/06                                                         25,000                27,617
 AT&T Wireless Services
  7.35%; 03/01/06                                                         40,000                36,200
 Cingular Wireless
  5.63%; 12/15/06                                                         20,000                20,053
 Verizon Wireless /1/
  5.38%; 12/15/06                                                         75,000                74,051
 Vodafone Group
  7.63%; 02/15/05                                                         35,000                38,361
                                                                                               196,282
CHEMICALS-DIVERSIFIED (0.15%)
 Chevron Phillips Chemical
  5.38%; 06/15/07                                                         35,000                36,632
COATINGS & PAINT (0.13%)
 Valspar
  6.00%; 05/01/07                                                         30,000                31,948
COMMERCIAL BANKS (0.33%)
 Marshall & Isley Bank
  4.13%; 09/04/07                                                         25,000                25,639
                                                           Principal

                                                           Amount                             Value

-------------------------------------------------------------------------------------------------------------
BONDS (CONTINUED)
COMMERCIAL BANKS (CONTINUED)
 US Bancorp
                                                                      $                     $
  6.75%; 10/15/05                                                         50,000                55,454
                                                                                                81,093
COMMERCIAL SERVICE-FINANCE (0.06%)
 Equifax /1/
  4.95%; 11/01/07                                                         15,000                15,211
COMPUTER SERVICES (0.10%)
 Electronic Data Systems
  6.85%; 10/15/04                                                         25,000                24,781
COMPUTERS (0.27%)
 Hewlett-Packard
  5.50%; 07/01/07                                                         40,000                41,321
 International Business Machines
  4.25%; 09/15/09                                                         25,000                24,806
                                                                                                66,127
COSMETICS & TOILETRIES (0.21%)
 Gillette
  4.00%; 06/30/05                                                         25,000                26,118
 Procter & Gamble
  4.75%; 06/15/07                                                         25,000                26,631
                                                                                                52,749
CREDIT CARD ASSET BACKED SECURITIES (7.87%)
 American Express Credit Account Master Trust
  5.60%; 11/15/06                                                        250,000               263,389
 American Express Master Trust
  7.85%; 08/15/05                                                        210,000               231,657
 Capital One Master Trust
  5.30%; 06/15/09                                                        220,000               237,728
 Citibank Credit Card Issuance Trust
  6.90%; 10/17/07                                                        225,000               251,438
 Discover Card Master Trust I
  5.60%; 05/16/06                                                        200,000               207,984
  6.05%; 08/18/08                                                        230,000               252,810
 MBNA Master Credit Card Trust
  6.35%; 12/15/06                                                        250,000               268,275
  6.90%; 01/15/08                                                        210,000               234,078
                                                                                             1,947,359
CREDIT CARD CONTROL AMORTIZATION (0.90%)
 Sears Credit Account Master Trust
  7.25%; 11/15/07                                                        215,000               221,865
DISTRIBUTION-WHOLESALE (0.11%)
 Costco Wholesale
  5.50%; 03/15/07                                                         25,000                26,952
DIVERSIFIED FINANCIAL SERVICES (2.00%)
 Citigroup
  6.75%; 12/01/05                                                        280,000               308,998
 General Electric Capital
  5.00%; 06/15/07                                                         35,000                36,643
 John Deere Capital
  4.50%; 08/22/07                                                         25,000                25,714
 Nisource Finance
  7.50%; 11/15/03                                                        100,000                97,740
                                                           Principal

                                                           Amount                             Value

-------------------------------------------------------------------------------------------------------------
BONDS (CONTINUED)
DIVERSIFIED FINANCIAL SERVICES (CONTINUED)
 Textron Financial
                                                                      $                     $
  5.88%; 06/01/07                                                         25,000                25,611
                                                                                               494,706
DIVERSIFIED MANUFACTURING OPERATIONS (0.10%)
 Cooper Industries /1/
  5.25%; 07/01/07                                                         25,000                26,044
ELECTRIC-DISTRIBUTION (0.11%)
 Detroit Edison
  5.05%; 10/01/05                                                         25,000                26,257
ELECTRIC-INTEGRATED (1.77%)
 Appalachian Power
  4.80%; 06/15/05                                                         35,000                34,055
 Commonwealth Edison
  6.40%; 10/15/05                                                         45,000                48,009
 Conectiv /1/
  5.30%; 06/01/05                                                         15,000                15,211
 Dominion Resources
  7.82%; 09/15/14                                                         75,000                79,773
 Gulf Power
  4.69%; 08/01/03                                                         45,000                45,686
 Niagara Mohawk Power
  7.38%; 07/01/03                                                         56,708                58,443
 Oncor Electric Delivery /1/
  5.00%; 09/01/07                                                         25,000                23,545
 Pepco Holdings /1/
  5.50%; 08/15/07                                                         25,000                25,187
 Progress Energy
  6.75%; 03/01/06                                                         45,000                46,225
 Teco Energy
  6.13%; 05/01/07                                                         15,000                12,825
 Tennessee Valley Authority
  6.38%; 06/15/05                                                         45,000                49,555
                                                                                               438,514
ENERGY-ALTERNATE SOURCES (0.08%)
 MidAmerican Energy Holdings /1/
  4.63%; 10/01/07                                                         20,000                19,762
FEDERAL & FEDERALLY SPONSORED CREDIT (2.32%)
 Federal Farm Credit Bank
  7.25%; 06/12/07                                                        400,000               468,841
 Student Loan Marketing Association
  5.00%; 06/30/04                                                        100,000               104,883
                                                                                               573,724
FIDUCIARY BANKS (0.23%)
 Bank of New York
  4.14%; 08/02/07                                                         30,000                30,919
  5.20%; 07/01/07                                                         25,000                26,743
                                                                                                57,662
FINANCE-AUTO LOANS (2.60%)
 Ford Motor Credit
  5.75%; 02/23/04                                                        365,000               359,769
  7.75%; 11/15/02                                                         60,000                60,023
 General Motors Acceptance
  5.80%; 03/12/03                                                        100,000               100,473
                                                           Principal

                                                           Amount                             Value

-------------------------------------------------------------------------------------------------------------
BONDS (CONTINUED)
FINANCE-AUTO LOANS (CONTINUED)
 General Motors Acceptance (continued)
                                                                      $                     $
  6.13%; 08/28/07                                                         25,000                24,017
  6.75%; 01/15/06                                                        100,000                99,062
                                                                                               643,344
FINANCE-COMMERCIAL (1.27%)
 CIT Group
  7.38%; 04/02/07                                                        100,000               103,303
 Heller Financial
  6.00%; 03/19/04                                                        200,000               210,191
                                                                                               313,494
FINANCE-CONSUMER LOANS (1.11%)
 American General Finance
  5.88%; 07/14/06                                                         80,000                85,026
 Household Finance
  6.50%; 01/24/06                                                        140,000               126,274
 SLM
  5.63%; 04/10/07                                                         10,000                10,804
 Washington Mutual Financial
  6.50%; 11/15/03                                                         50,000                52,127
                                                                                               274,231
FINANCE-CREDIT CARD (0.19%)
 Capital One Bank
  6.65%; 03/15/04                                                         50,000                46,097
FINANCE-INVESTMENT BANKER & BROKER (2.18%)
 Banque Paribas
  8.35%; 06/15/07                                                         45,000                54,253
 Bear Stearns
  6.50%; 05/01/06                                                         50,000                54,068
 Credit Suisse First Boston
  5.75%; 04/15/07                                                         55,000                57,128
 Goldman Sachs Group
  7.63%; 08/17/05                                                         25,000                27,918
 Lehman Brothers Holdings
  6.25%; 05/15/06                                                        110,000               118,343
 Merrill Lynch
  6.00%; 11/15/04                                                         80,000                84,725
 Morgan Stanley Dean Witter
  7.75%; 06/15/05                                                        130,000               143,943
                                                                                               540,378
FINANCE-LEASING COMPANY (0.26%)
 Boeing Capital
  7.10%; 09/27/05                                                         60,000                64,521
FINANCE-MORTGAGE LOAN/BANKER (25.36%)
 Countrywide Home Loan
  6.85%; 06/15/04                                                        105,000               110,840
 Federal Home Loan Bank System
  4.88%; 11/15/06                                                      1,150,000             1,233,553
 Federal Home Loan Mortgage
  3.88%; 02/15/05                                                      1,000,000             1,039,854
  5.25%; 01/15/06                                                      1,150,000             1,244,416
 Federal National Mortgage Association
  3.88%; 03/15/05                                                      1,100,000             1,145,770
  5.13%; 02/13/04                                                        500,000               522,517
                                                           Principal

                                                           Amount                             Value

-------------------------------------------------------------------------------------------------------------
BONDS (CONTINUED)
FINANCE-MORTGAGE LOAN/BANKER (CONTINUED)
 Federal National Mortgage Association (continued)
                                                                      $                     $
  5.25%; 04/15/07                                                        900,000               980,327
                                                                                             6,277,277
FINANCE-OTHER SERVICES (0.66%)
 Caterpillar Financial Services
  4.69%; 04/25/05                                                         25,000                25,932
 Mellon Funding
  4.88%; 06/15/07                                                         25,000                26,328
 National Rural Utilities
  6.00%; 01/15/04                                                         45,000                46,597
 Verizon Global Funding
  6.75%; 12/01/05                                                         60,000                64,216
                                                                                               163,073
FOOD-CANNED (0.22%)
 Campbell Soup
  5.50%; 03/15/07                                                         50,000                53,758
FOOD-MISCELLANEOUS/DIVERSIFIED (0.66%)
 Diageo
  7.13%; 09/15/04                                                         40,000                43,495
 General Mills
  5.13%; 02/15/07                                                         30,000                31,506
 Kellogg
  6.00%; 04/01/06                                                         25,000                27,208
 Kraft Foods
  4.63%; 11/01/06                                                         20,000                20,922
 Unilever Capital
  6.88%; 11/01/05                                                         35,000                39,186
                                                                                               162,317
FOOD-RETAIL (0.64%)
 Fred Meyer
  7.38%; 03/01/05                                                         50,000                54,383
 Safeway
  6.05%; 11/15/03                                                        100,000               103,500
                                                                                               157,883
HOME EQUITY SEQUENTIAL (0.84%)
 Residential Asset Securities
  4.99%; 02/25/27                                                        200,000               207,780
INDUSTRIAL GASES (0.11%)
 Praxair
  4.75%; 07/15/07                                                         25,000                26,314
INVESTMENT MANAGEMENT & ADVISORY SERVICES (0.11%)
 AMVESCAP
  6.60%; 05/15/05                                                         25,000                26,966
LIFE & HEALTH INSURANCE (0.36%)
 Lincoln National
  5.25%; 06/15/07                                                         35,000                35,434
 Torchmark
  6.25%; 12/15/06                                                         50,000                53,966
                                                                                                89,400
                                                           Principal

                                                           Amount                             Value

-------------------------------------------------------------------------------------------------------------
BONDS (CONTINUED)
MEDICAL PRODUCTS (0.15%)
 Baxter International
                                                                      $                     $
  5.25%; 05/01/07                                                         35,000                36,562
MEDICAL-DRUGS (0.11%)
 Wyeth
  7.90%; 02/15/05                                                         25,000                27,257
MEDICAL-HMO (0.10%)
 Anthem
  4.88%; 08/01/05                                                         25,000                25,606
MEDICAL-HOSPITALS (0.10%)
 Tenet Healthcare
  5.00%; 07/01/07                                                         25,000                25,751
METAL-ALUMINUM (0.32%)
 Alcan
  6.25%; 11/01/08                                                         25,000                27,883
 Alcoa
  7.25%; 08/01/05                                                         45,000                50,279
                                                                                                78,162
MISCELLANEOUS INVESTING (0.49%)
 Camden Property Trust
  5.88%; 06/01/07                                                         25,000                26,279
 Kimco Realty
  6.50%; 10/01/03                                                         30,000                31,155
 Mack-Cali Realty
  7.00%; 03/15/04                                                         25,000                26,289
 New Plan Excel Realty Trust
  5.88%; 06/15/07                                                         10,000                10,422
 Simon Property Group
  6.75%; 02/09/04                                                         25,000                26,073
                                                                                               120,218
MONEY CENTER BANKS (1.08%)
 Bank of America
  4.75%; 10/15/06                                                        140,000               147,593
 JP Morgan Chase
  5.25%; 05/30/07                                                         55,000                57,763
  5.35%; 03/01/07                                                         60,000                63,158
                                                                                               268,514
MORTGAGE BACKED SECURITIES (10.00%)
 Bear Stearns Commercial Mortgage Securities
  7.64%; 02/15/32                                                        209,518               234,901
 Chase Commercial Mortgage Securities
  7.03%; 10/15/08                                                        203,470               225,845
 CS First Boston Mortgage Securities
  4.39%; 08/15/36                                                        171,829               177,940
 DLJ Mortgage Acceptance /1/
  7.58%; 03/13/28                                                        250,000               263,215
 First Union Commercial Mortgage Securities
  7.38%; 04/18/29                                                        200,000               228,391
 First Union National Bank Commercial Mortgage
  6.94%; 10/15/32                                                        176,583               194,935
 GE Capital Commercial Mortgage
  3.35%; 08/11/36                                                        117,443               118,955
                                                           Principal

                                                           Amount                             Value

-------------------------------------------------------------------------------------------------------------
BONDS (CONTINUED)
MORTGAGE BACKED SECURITIES (CONTINUED)
 GMAC Commercial Mortgage Securities
                                                                      $                     $
  6.57%; 09/15/33                                                         99,271               107,868
 JP Morgan Chase Commercial Mortgage Securities
  4.37%; 10/12/37                                                        100,000               102,090
  4.55%; 05/12/34                                                        230,860               240,354
 JP Morgan Commercial Mortgage Finance
  7.07%; 09/15/29                                                        189,907               204,840
 LB-UBS Commercial Mortgage Trust
  4.90%; 06/15/26                                                        120,000               126,283
 Morgan Stanley Dean Witter Capital I
  4.57%; 12/18/32                                                        182,934               190,875
 Mortgage Capital Funding
  7.15%; 07/20/27                                                         57,625                59,170
                                                                                             2,475,662
MULTI-LINE INSURANCE (0.38%)
 Allstate
  7.88%; 05/01/05                                                         25,000                27,686
 Hartford Financial Services Group
  4.70%; 09/01/07                                                         25,000                25,523
 Safeco
  7.88%; 03/15/03                                                         40,000                40,707
                                                                                                93,916
MULTIMEDIA (0.79%)
 AOL Time Warner
  6.13%; 04/15/06                                                         60,000                59,343
 Gannett
  5.50%; 04/01/07                                                         25,000                27,141
 Viacom
  7.75%; 06/01/05                                                         45,000                49,874
 Walt Disney
  7.30%; 02/08/05                                                         55,000                59,662
                                                                                               196,020
OIL COMPANY-EXPLORATION & PRODUCTION (0.58%)
 Anadarko Petroleum
  5.38%; 03/01/07                                                         25,000                26,688
 Kerr-McGee
  5.38%; 04/15/05                                                         20,000                21,044
 PennzEnergy
  10.25%; 11/02/05                                                        60,000                70,963
 Petroleos Mexicanos /1/
  6.50%; 02/01/05                                                         25,000                25,875
                                                                                               144,570
OIL COMPANY-INTEGRATED (0.56%)
 Amerada Hess
  5.90%; 08/15/06                                                         25,000                26,691
 Conoco
  5.90%; 04/15/04                                                         60,000                63,079
 Marathon Oil
  5.38%; 06/01/07                                                         25,000                26,316
 Phillips Petroleum
  8.50%; 05/25/05                                                         20,000                22,766
                                                                                               138,852
                                                           Principal

                                                           Amount                             Value

-------------------------------------------------------------------------------------------------------------
BONDS (CONTINUED)
OIL REFINING & MARKETING (0.08%)
 Valero Energy
                                                                      $                     $
  6.13%; 04/15/07                                                         20,000                19,979
PAPER & RELATED PRODUCTS (0.57%)
 International Paper
  8.00%; 07/08/03                                                        100,000               103,672
 Weyerhaeuser
  5.50%; 03/15/05                                                         35,000                36,332
                                                                                               140,004
PIPELINES (0.62%)
 Duke Energy Field Services
  7.50%; 08/16/05                                                         55,000                55,699
 Kinder Morgan
  6.65%; 03/01/05                                                         50,000                52,293
 Kinder Morgan Energy Partners /1/
  5.35%; 08/15/07                                                         25,000                25,686
 Williams
  6.50%; 11/15/02                                                         20,000                19,500
                                                                                               153,178
PROPERTY & CASUALTY INSURANCE (0.20%)
 St. Paul
  7.88%; 04/15/05                                                         45,000                48,874
PUBLISHING-NEWSPAPERS (0.09%)
 Thomson
  5.75%; 02/01/08                                                         20,000                21,372
REAL ESTATE OPERATOR & DEVELOPER (0.46%)
 EOP Operating
  7.38%; 11/15/03                                                        110,000               114,559
REGIONAL AUTHORITY (0.55%)
 New Brunswick
  3.50%; 10/23/07                                                         10,000                10,076
 Province of Ontario
  3.50%; 09/17/07                                                         45,000                45,233
 Province of Quebec
  5.50%; 04/11/06                                                         75,000                80,988
                                                                                               136,297
REGIONAL BANKS (2.60%)
 Bank One
  7.63%; 08/01/05                                                        110,000               123,641
 First Union
  7.55%; 08/18/05                                                        100,000               112,350
 FleetBoston Financial
  7.25%; 09/15/05                                                         50,000                53,854
 KeyCorp
  4.63%; 05/16/05                                                         35,000                36,322
 Korea Development Bank
  7.13%; 04/22/04                                                         80,000                85,369
 PNC Funding
  5.75%; 08/01/06                                                         35,000                36,738
 SunTrust Banks
  5.05%; 07/01/07                                                         20,000                21,320
 Wells Fargo
  5.90%; 05/21/06                                                        160,000               173,542
                                                                                               643,136
                                                           Principal

                                                           Amount                             Value

-------------------------------------------------------------------------------------------------------------
BONDS (CONTINUED)
RETAIL-DISCOUNT (0.33%)
 Wal-Mart Stores
                                                                      $                     $
  6.55%; 08/10/04                                                         75,000                80,840
RETAIL-DRUG STORE (0.10%)
 CVS /1/
  3.88%; 11/01/07                                                         25,000                24,960
RETAIL-MAJOR DEPARTMENT STORE (0.16%)
 Sears Roebuck
  6.25%; 01/15/04                                                         40,000                39,633
RETAIL-RESTAURANTS (0.09%)
 McDonald's
  5.38%; 04/30/07                                                         20,000                21,579
SAVINGS & LOANS-THRIFTS (0.12%)
 Golden West Financial
  4.13%; 08/15/07                                                         30,000                30,632
SOVEREIGN (1.10%)
 Finland Government
  4.75%; 03/06/07                                                         45,000                48,696
 Italy Government
  4.38%; 10/25/06                                                        165,000               173,859
 Mexico Government
  8.50%; 02/01/06                                                         45,000                49,680
                                                                                               272,235
SPECIAL PURPOSE BANKS (0.60%)
 KFW International Finance
  3.75%; 10/01/04                                                        145,000               149,193
SUPRANATIONAL BANK (1.72%)
 Corp Andina de Fomento
  6.75%; 03/15/05                                                         50,000                52,205
 European Investment Bank
  4.63%; 03/01/07                                                        200,000               211,550
 Inter-American Development Bank
  6.50%; 10/20/04                                                        150,000               162,971
                                                                                               426,726
TELECOMMUNICATION SERVICES (0.20%)
 Citizens Communications
  6.38%; 08/15/04                                                         50,000                50,000
TELEPHONE-INTEGRATED (1.77%)
 AT&T
  5.63%; 03/15/04                                                         95,000                94,525
 BellSouth
  5.00%; 10/15/06                                                         50,000                52,961
 British Telecommunications
  7.88%; 12/15/05                                                         70,000                78,111
 COX Communications
  6.88%; 06/15/05                                                         20,000                20,476
 France Telecom
  8.70%; 03/01/06                                                         25,000                26,783
 SBC Communications
  5.75%; 05/02/06                                                         75,000                80,290
                                                           Principal

                                                           Amount                             Value

-------------------------------------------------------------------------------------------------------------
BONDS (CONTINUED)
TELEPHONE-INTEGRATED (CONTINUED)
 Sprint Capital
                                                                      $                     $
  7.13%; 01/30/06                                                        100,000                85,840
                                                                                               438,986
TEXTILE-HOME FURNISHINGS (0.04%)
 Mohawk Industries
  6.50%; 04/15/07                                                         10,000                10,932
TOBACCO (0.43%)
 Philip Morris
  7.50%; 04/01/04                                                        100,000               105,428
TOOLS-HAND HELD (0.10%)
 Stanley Works /1/
  3.50%; 11/01/07                                                         25,000                24,943
TRANSPORT-RAIL (0.33%)
 Burlington Northern Santa Fe
  6.38%; 12/15/05                                                         50,000                55,027
 Union Pacific
  7.60%; 05/01/05                                                         25,000                27,853
                                                                                                82,880
                                                                    TOTAL BONDS             21,824,168

                                                           Principal

     Type            Rate               Maturity           Amount                             Value

-------------------------------------------------------------------------------------------------------------
FEDERAL HOME LOAN MORTGAGE CORPORATION (FHLMC) CERTIFICATES (5.44%)
                                                                      $                     $
FHLMC            4.50%         08/01/09                                  250,000               254,031
FHLMC            5.50%         12/01/08 - 04/01/09                       447,401               462,592
FHLMC            6.00%         08/01/06                                  157,998               164,378
FHLMC            6.50%         12/01/15                                  444,005               466,323
                                                       TOTAL FHLMC CERTIFICATES              1,347,324

FEDERAL NATIONAL MORTGAGE ASSOCIATION (FNMA) CERTIFICATES (2.95%)
FNMA             5.50%         01/01/09 - 05/01/09                       706,912               729,748
                                                        TOTAL FNMA CERTIFICATES                729,748



/1 /Restricted Security - The fund held securities, which may require registration under the Securities Act of 1933, or an exemption therefrom, in order to effect their sale in the ordinary course of business. At the end of the period, restricted securities totaled $563,690 or 2.28% of net assets.
See accompanying notes.

                            SCHEDULE OF INVESTMENTS
                      INTERNATIONAL EMERGING MARKETS FUND

                                OCTOBER 31, 2002

                                                     Shares
                                                      Held                 Value
-----------------------------------------------------------------------------------------
COMMON STOCKS (91.67%)
AEROSPACE & DEFENSE (0.51%)
                                                                         $
 Empresa Bras de Aeronautica                            3,100               48,608
AGRICULTURAL OPERATIONS (0.06%)
 Bunge                                                    230                5,837
APPLICATIONS SOFTWARE (0.95%)
 Infosys Technologies                                      50                3,578
 Satyam Computer Services                               8,100               87,642
                                                                            91,220
AUDIO & VIDEO PRODUCTS (0.49%)
 Vestel Elektronik Sanayi /1/                      25,365,000               46,890
AUTO-CARS & LIGHT TRUCKS (0.66%)
 Perusahaan Otomobil Nasional                          30,000               63,160
AUTO/TRUCK PARTS & EQUIPMENT-REPLACEMENT (1.09%)
 Hyundai Mobis                                          4,660              104,597
BREWERY (2.04%)
 Companhia de Bebidas das Americas                      2,632               38,085
 Grupo Modelo                                          20,000               50,440
 Hite Brewery                                           2,460              107,000
                                                                           195,525
BUILDING PRODUCTS-CEMENT & AGGREGATE (2.84%)
 Anhui Conch Cement                                   338,000               93,174
 Apasco                                                 7,700               44,452
 Grasim Industries                                      6,300               40,950
 Siam Cement                                            3,800               93,957
                                                                           272,533
BUILDING-RESIDENTIAL & COMMERCIAL (0.87%)
 Corporacion GEO /1/                                   13,700               26,926
 Land & Houses Public                                  32,900               56,639
                                                                            83,565
CASINO HOTELS (0.80%)
 Genting Berhad                                        22,200               77,118
CELLULAR TELECOMMUNICATIONS (4.67%)
 America Movil /1/                                     13,000              174,720
 China Mobile /1/                                      63,780              156,600
 Maxis Communications /1/                              44,000               68,897
 Vimpel Communications /1/                              1,698               47,884
                                                                           448,101
CHEMICALS-FIBERS (0.37%)
 Formosa Chemicals & Fibre                             39,980               36,006
COATINGS & PAINT (0.73%)
 Kumgang Korea Chemical                                   710               69,922
COMMERCIAL BANKS (8.81%)
 Bank Pekao                                             3,650               87,107
 Chinatrust Financial Holding /1/                     134,022              106,817
 Hansabank                                              1,975               26,912
 Komercni Banka                                         1,880              118,990
 Kookmin Bank                                           2,954               98,426
 OTP Bank                                              12,120              107,331
 Public Bank                                          108,000               66,508
 Standard Bank Investment                              43,230              127,102
                                                     Shares
                                                      Held                 Value
-----------------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
COMMERCIAL BANKS (CONTINUED)
                                                                         $
 Thai Farmers Bank /1/                                147,300              105,518
                                                                           844,711
COMPUTERS (0.49%)
 Quanta Computer                                       23,000               46,655
DIVERSIFIED FINANCIAL SERVICES (1.18%)
 Shinhan Financial Group                                5,890               62,115
 Sinopac Holdings                                     121,801               50,991
                                                                           113,106
DIVERSIFIED MINERALS (3.93%)
 Anglo American                                        17,569              229,774
 Antofagasta                                           12,970              106,531
 Cia Vale do Rio Doce /1/                               1,530               40,315
                                                                           376,620
DIVERSIFIED OPERATIONS (1.06%)
 Alfa /1/                                              34,700               57,260
 Citic Pacific                                         21,100               44,638
                                                                           101,898
ELECTRIC PRODUCTS-MISCELLANEOUS (0.58%)
 Moatech                                                7,800               55,243
ELECTRIC-GENERATION (2.11%)
 CEZ                                                   29,300               82,108
 Huaneng Power International                           94,000               67,492
 Ratchaburi Electricity Generating Holding            135,600               52,955
                                                                           202,555
ELECTRIC-INTEGRATED (1.06%)
 Korea Electric Power                                  12,050              101,340
ELECTRONIC COMPONENTS-MISCELLANEOUS (7.47%)
 Delta Electronics                                    112,000               77,643
 Samsung Electronics                                    2,103              595,433
 Samsung SDI                                              700               43,488
                                                                           716,564
ELECTRONIC CONNECTORS (1.33%)
 Hon Hai Precision Industry                            35,450              128,010
FINANCE-CONSUMER LOANS (0.82%)
 African Bank Investments                             142,551               78,985
FINANCE-OTHER SERVICES (1.26%)
 Grupo Financiero BBVA Bancomer /1/                   153,344              120,854
FOOD-DAIRY PRODUCTS (0.67%)
 Wimm-Bill-Dann Foods                                   3,200               63,904
FOOD-MISCELLANEOUS/DIVERSIFIED (0.66%)
 Global Bio-Chem Technology Group                     298,000               63,807
FOOD-RETAIL (1.66%)
 Companhia Brasileira de Distribuicao Grupo
  Pao de Acucar                                         3,800               58,976
 Shoprite Holdings                                    149,200               99,799
                                                                           158,775
GAS-DISTRIBUTION (1.21%)
 Korea Gas                                              2,690               46,360
                                                     Shares
                                                      Held                 Value
-----------------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
GAS-DISTRIBUTION (CONTINUED)
                                                                         $
 OAO Gazprom                                            5,240               69,954
                                                                           116,314
GOLD MINING (1.18%)
 Gold Fields                                            4,000               45,768
 Harmony Gold Mining                                    5,030               67,793
                                                                           113,561
INTERNET INFRASTRUCTURE SOFTWARE (0.49%)
 RADVision /1/                                          9,056               46,729
INTERNET SECURITY (0.43%)
 Check Point Software Technologies /1/                  3,000               41,370
MEDICAL-DRUGS (3.22%)
 Dr. Reddy's Laboratories                               3,830               55,535
 Pliva D.D. /2/                                         6,180               74,376
 Ranbaxy Laboratories /2/                               6,360               76,956
 Teva Pharmaceutical Industries                         1,313              101,666
                                                                           308,533
MINING SERVICES (0.77%)
 Yanzhou Coal Mining                                  206,000               73,954
MISCELLANEOUS MANUFACTURERS (0.06%)
 Palmco Holdings                                        4,500                5,448
MONEY CENTER BANKS (1.48%)
 ICICI Banking                                          6,900               42,435
 State Bank of India /2/                                9,263               99,577
                                                                           142,012
OIL COMPANY-EXPLORATION & PRODUCTION (2.10%)
 CNOOC                                                  2,000               49,960
 CNOOC                                                 57,000               71,256
 PTT Exploration & Production                           9,600               26,842
 PTT Public Company Limited                            60,200               53,557
                                                                           201,615
OIL COMPANY-INTEGRATED (7.05%)
 OAO Lukoil Holding                                     2,060              134,553
 PetroChina                                           366,000               68,513
 Sasol                                                 13,020              142,008
 Surgutneftegaz                                         8,900              159,933
 YUKOS                                                  1,231              170,990
                                                                           675,997
PAPER & RELATED PRODUCTS (1.65%)
 Aracruz Celulose                                       2,250               35,977
 Sappi                                                 10,191              122,080
                                                                           158,057
PETROCHEMICALS (3.26%)
 IOI Berhad                                           117,000              172,427
 LG Chemical                                            2,920               87,228
 Reliance Industries /2/                                4,800               52,967
                                                                           312,622
PLATINUM (1.75%)
 Impala Platinum Holdings                               2,930              168,197
PROPERTY & CASUALTY INSURANCE (0.66%)
 Samsung Fire & Marine Insurance                        1,040               63,160
                                                     Shares
                                                      Held                 Value
-----------------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
REAL ESTATE OPERATOR & DEVELOPER (0.60%)
                                                                         $
 Consorcio ARA /1/                                     39,200               57,502
RETAIL-APPLIANCES (0.27%)
 Courts Mammoth                                        33,000               26,401
RETAIL-DISCOUNT (0.31%)
 Lojas Americanas                                  17,500,000               29,642
RETAIL-HYPERMARKETS (1.03%)
 Pick'n Pay Stores                                     73,700               99,036
RETAIL-MAJOR DEPARTMENT STORE (1.01%)
 Ramayana Lestari Sentosa                              74,500               19,574
 Shinsegae Department Store                               570               76,951
                                                                            96,525
SEMICONDUCTOR COMPONENT-INTEGRATED CIRCUITS (2.57%)
 Sunplus Technology                                    30,250               55,704
 Taiwan Semiconductor Manufacturing /1/               101,080              135,239
 Taiwan Semiconductor Manufacturing /1/                 7,050               55,131
                                                                           246,074
SEMICONDUCTOR EQUIPMENT (0.28%)
 ASE Test /1/                                           6,208               26,446
STEEL PIPE & TUBE (0.90%)
 Siderca                                                1,700               27,812
 Tubos de Acero de Mexico                               6,388               58,450
                                                                            86,262
STEEL-PRODUCERS (1.52%)
 POSCO                                                  6,316              146,089
TELECOMMUNICATION SERVICES (1.76%)
 SK Telecom                                             4,999              100,330
 Telekomunikasi Indonesia                             204,900               68,265
                                                                           168,595
TELEPHONE-INTEGRATED (5.57%)
 Brasil Telecom Participacoes                           1,900               53,010
 KT                                                     7,774              159,678
 Matav                                                 23,540               73,382
 Telefonos de Mexico                                    8,121              247,691
                                                                           533,761
TOBACCO (1.37%)
 ITC /2/                                                3,400               43,264
 Korea Tobacco & Ginseng /1/ /2/                       11,950               87,833
                                                                           131,097
                                         TOTAL COMMON STOCKS             8,791,108




                                                     Shares
                                                      Held                 Value
-----------------------------------------------------------------------------------------
PREFERRED STOCKS (1.85%)
DIVERSIFIED MINERALS (0.99%)
                                                                         $
 Caemi Mineracao e Metalurgica                        647,939               94,580
STEEL-SPECIALTY (0.24%)
 Gerdau                                             2,458,763               23,018
TEXTILE-PRODUCTS (0.62%)
 Cia de Tecidos do Norte de Minas -
  Coteminas                                           865,950               59,624
                                      TOTAL PREFERRED STOCKS               177,222


                            SCHEDULE OF INVESTMENTS
                      INTERNATIONAL EMERGING MARKETS FUND

                                OCTOBER 31, 2002



                                                 Principal
                                                   Amount                Value
----------------------------------------------------------------------------------------
COMMERCIAL PAPER (3.05%)
FINANCE-MORTGAGE LOAN/BANKER (3.05%)
 Investment in Joint Trading Account;
  Federal Home Loan Bank System
  1.72%; 11/01/02                                $292,811              $292,811
                                    TOTAL COMMERCIAL PAPER             292,811


                      TOTAL PORTFOLIO INVESTMENTS (96.57%)             9,261,141
CASH AND RECEIVABLES, NET OF LIABILITIES (3.43%)                       329,174
                                TOTAL NET ASSETS (100.00%)             $9,590,315
                                                                       ------------


/1 /Non-income producing security.
/2 /Restricted Security - The fund held securities, which were purchased in private placement transactions and may require registration, or an exemption therefrom, in order to effect their sale in the ordinary course of business. At the end of the period, restricted securities totaled $434,973 or 4.54% of net assets.


                 INVESTMENTS BY COUNTRY
 Country                     Value            Percentage of
                                               Total Value
---------------------------------------------------------------
                           $
 Argentina                     27,812              0.30%
 Brazil                       428,697              4.63
 China                        136,005              1.47
 Czech Republic               201,097              2.17
 Hong Kong                    553,389              5.98
 Hungary                      255,090              2.75
 India                        502,904              5.43
 Indonesia                     87,839              0.95
 Israel                       189,765              2.05
 Korea                      2,005,194             21.65
 Malaysia                     479,959              5.18
 Mexico                       838,294              9.05
 Poland                        87,107              0.94
 Russia                       647,217              6.99
 South Africa                 950,768             10.27
 Spain                         26,912              0.29
 Taiwan                       640,998              6.92
 Thailand                     467,112              5.04
 Turkey                        46,890              0.51
 United Kingdom               336,304              3.63
 United States                351,788              3.80
              TOTAL        $9,261,141            100.00%
                           ------------          ---------

See accompanying notes.

                            SCHEDULE OF INVESTMENTS
                              INTERNATIONAL FUND I

                                OCTOBER 31, 2002

                                                     Shares
                                                      Held                Value
-----------------------------------------------------------------------------------------
COMMON STOCKS (94.99%)
ADVERTISING SALES (0.00%)
                                                                        $
 Clear Media /1/                                       2,000                 1,051
AEROSPACE & DEFENSE (0.04%)
 BAE Systems                                           5,201                15,155
AIRLINES (0.63%)
 China Southern Airlines                              44,000                11,283
 Deutsche Lufthansa /1/                               21,571               248,864
 Singapore Airlines                                    2,000                12,460
                                                                           272,607
APPAREL MANUFACTURERS (0.11%)
 Onward Kashiyama                                      6,000                50,004
APPLICATIONS SOFTWARE (0.00%)
 Aldata Solution Oyj /1/                               2,338                 1,598
AUDIO & VIDEO PRODUCTS (1.03%)
 Matsushita Electric Industrial                        6,000                62,885
 Sony                                                  9,000               387,152
                                                                           450,037
AUTO-CARS & LIGHT TRUCKS (4.74%)
 Bayerische Motoren Werke                             10,909               388,915
 Denway Motors                                        26,000                 8,001
 Honda Motor                                          13,457               482,215
 Nissan Motor                                         91,180               700,354
 PSA Peugeot Citroen                                  10,758               456,402
 Toyota Motor                                          1,400                34,054
                                                                         2,069,941
BEVERAGES-WINE & SPIRITS (1.39%)
 Allied Domecq                                        70,420               420,857
 Diageo                                               16,543               186,347
                                                                           607,204
BREWERY (0.89%)
 Interbrew                                            17,205               387,617
BROADCASTING SERVICES & PROGRAMMING (0.07%)
 SKY Perfect Communications /1/                           36                32,030
BUILDING & CONSTRUCTION PRODUCTS-MISCELLANEOUS (0.14%)
 CRH                                                   2,969                37,635
 CSR                                                   7,697                23,495
                                                                            61,130
BUILDING PRODUCTS-CEMENT & AGGREGATE (0.97%)
 Lafarge                                               5,324               424,161
BUILDING-RESIDENTIAL & COMMERCIAL (0.08%)
 Sekisui House                                         5,000                36,772
CELLULAR TELECOMMUNICATIONS (2.37%)
 America Movil /1/                                    12,800               172,032
 NTT DoCoMo                                               35                64,566
 SmarTone Telecommunications
 Holdings /1/                                         10,500                11,241
 Vodafone Group                                      489,814               787,388
                                                                         1,035,227
CHEMICALS-DIVERSIFIED (2.24%)
 DSMA                                                 11,631               491,826
 Shin-Estu Chemical                                    8,120               250,540
                                                     Shares
                                                      Held                Value
-----------------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
CHEMICALS-DIVERSIFIED (CONTINUED)
                                                                        $
 Showa Denko K. K. /1/                                18,000                21,598
 Sumitomo Chemical                                    50,000               149,784
 Tokuyama                                             14,000                35,768
 Tosoh                                                13,000                27,590
                                                                           977,106
CHEMICALS-SPECIALTY (0.51%)
 Ciba Specialty Chemicals                              1,317                92,784
 Lonza Group                                           2,143               130,290
                                                                           223,074
COMMERCIAL BANKS (5.80%)
 Allied Irish Banks                                   38,816               543,919
 Banco Santander Central Hispano                       3,483                21,351
 Bangkok Bank /1/                                     12,700                15,114
 Bank of Fukuoka                                       3,000                11,069
 Bank of Ireland                                      30,900               342,723
 Chinatrust Financial Holding /1/                    247,000               196,861
 Dah Sing Financial                                    2,400                11,139
 Danske Bank                                           4,715                75,081
 DnB Holding                                          52,320               241,317
 ForeningsSparbanken                                   5,981                65,930
 Fortis                                               18,602               340,062
 Hang Seng Bank                                          600                 6,481
 Kookmin Bank /1/                                        601                19,442
 Kookmin Bank                                          4,188               139,536
 National Bank of Canada                              13,940               261,707
 Nordea                                               58,496               239,413
                                                                         2,531,145
COMMERCIAL SERVICES (0.17%)
 Societe Generale de Surveillance
 Holding /1/                                             252                73,917
COMPUTERS (0.01%)
 Legend Group                                         10,000                 3,622
COMPUTERS-INTEGRATED SYSTEMS (0.33%)
 Fujitsu                                              15,000                48,608
 Meitec                                                2,800                62,509
 OBIC                                                    200                31,002
                                                                           142,119
COMPUTERS-MEMORY DEVICES (0.07%)
 TDK                                                     800                31,410
COMPUTERS-PERIPHERAL EQUIPMENT (0.02%)
 Benq                                                  1,068                 7,659
CONSULTING SERVICES (0.00%)
 Linmark Group                                         5,000                 1,058
CONTAINERS-PAPER & PLASTIC (0.08%)
 Amcor                                                 7,509                33,882
COOPERATIVE BANKS (0.65%)
 Banco Popolare di Verona e Novara                    23,600               282,790
COSMETICS & TOILETRIES (0.71%)
 Kao                                                   3,000                68,566
 Kose                                                    830                25,677
                                                     Shares
                                                      Held                Value
-----------------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
COSMETICS & TOILETRIES (CONTINUED)
                                                                        $
 Shiseido                                             19,500               216,790
                                                                           311,033
DISTRIBUTION-WHOLESALE (0.10%)
 Esprit Holdings                                       8,000                13,437
 Hagemeyer                                             3,720                28,182
                                                                            41,619
DIVERSIFIED FINANCIAL SERVICES (0.20%)
 Shinhan Financial Group                               8,410                88,690
DIVERSIFIED MINERALS (2.12%)
 Anglo American                                       28,048               358,947
 BHP Billiton                                          9,982                53,683
 Cia Vale do Rio Doce /1/                              7,310               192,618
 WMC                                                  60,822               256,210
 Xstrata                                               5,925                61,412
                                                                           922,870
DIVERSIFIED OPERATIONS (0.49%)
 Brascan                                               9,650               188,872
 First Pacific /1/                                    44,000                 4,175
 Hutchison Whampoa                                     3,000                18,463
                                                                           211,510
DIVERSIFIED OPERATORS-COMMERCIAL SERVICE (0.06%)
 Brambles Industries                                   6,911                26,274
ELECTRIC COMPONENT-MISCELLANEOUS (0.11%)
 NEC /1/                                              13,000                47,751
ELECTRIC PRODUCTS-MISCELLANEOUS (0.03%)
 Techtronic Industries                                16,000                12,206
ELECTRIC-GENERATION (0.01%)
 Beijing Datang Power Generation                      20,000                 6,347
ELECTRIC-INTEGRATED (1.54%)
 E.On AG                                              10,441               472,526
 Hongkong Electric Holdings                            3,000                12,193
 Korea Electric Power                                 12,440               188,361
                                                                           673,080
ELECTRIC-TRANSMISSION (0.15%)
 National Grid Transco                                 9,057                64,366
ELECTRONIC COMPONENTS-MISCELLANEOUS (3.02%)
 Hosiden                                               3,000                25,835
 Koninklijke Philips Electronics                      24,239               434,470
 Kyocera                                               4,110               242,219
 Omron                                                 5,000                59,179
 Samsung Electronics                                   1,888               269,512
 Samsung Electronics                                     950               268,978
 Yaskawa Electric                                      9,000                15,721
                                                                         1,315,914
ELECTRONIC COMPONENTS-SEMICONDUCTOR (0.13%)
 Aixtron                                               1,080                 6,396
 New Japan Radio                                       5,000                23,957
 Rohm                                                    200                25,190
                                                                            55,543
                                                     Shares
                                                      Held                Value
-----------------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
ELECTRONIC MEASUREMENT INSTRUMENTS (0.14%)
                                                                        $
 Advantest                                               800                26,316
 Keyence                                                 200                33,108
                                                                            59,424
FINANCE-CONSUMER LOANS (0.07%)
 Aiful                                                   700                29,426
FINANCE-INVESTMENT BANKER & BROKER (0.51%)
 Nikko Securities                                     20,000                80,157
 Nomura Securities                                    12,293               141,483
                                                                           221,640
FINANCE-LEASING COMPANY (0.17%)
 ORIX                                                  1,300                73,537
FINANCE-OTHER SERVICES (0.49%)
 Grupo Financiero BBVA Bancomer /1/                  273,499               215,551
FOOD-CATERING (0.14%)
 Compass Group                                        13,901                61,493
FOOD-MISCELLANEOUS/DIVERSIFIED (3.92%)
 Nestle                                                4,062               870,900
 Unilever                                             13,102               840,126
                                                                         1,711,026
FOOD-RETAIL (0.58%)
 Dairy Farm International Holdings                     5,400                 4,401
 Safeway                                              52,901               183,735
 Tesco                                                20,717                64,256
                                                                           252,392
GAS-DISTRIBUTION (1.47%)
 Centrica                                             94,147               268,073
 Tokyo Gas                                           126,000               368,199
 Xinao Gas Holdings /1/                               29,000                 5,280
                                                                           641,552
GAS-TRANSPORTATION (0.71%)
 Snam Rete Gas                                       104,147               311,473
GOLD MINING (0.31%)
 Barrick Gold                                          9,100               136,313
IMPORT & EXPORT (1.00%)
 Mitsubishi                                           57,515               359,146
 Sumitomo                                             18,000                78,018
                                                                           437,164
INSTRUMENTS-SCIENTIFIC (0.01%)
 Moritex                                               1,000                 3,967
LIFE & HEALTH INSURANCE (0.62%)
 AMP                                                   2,060                14,520
 Power Corp. of Canada                                 8,060               178,810
 Prudential                                           11,005                78,683
                                                                           272,013
MACHINERY TOOLS & RELATED PRODUCTS (0.78%)
 Sandvik                                              14,369               341,880
MACHINERY-CONSTRUCTION & MINING (0.85%)
 Atlas Copco                                          17,624               369,315
                                                     Shares
                                                      Held                Value
-----------------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
MACHINERY-ELECTRICAL (0.99%)
                                                                        $
 Lindeteves-Jacoberg                                  17,000                 7,173
 Schneider Electric                                    8,605               398,808
 SMC                                                     300                23,753
                                                                           429,734
MACHINERY-GENERAL INDUSTRY (0.03%)
 Nippon Thompson                                       4,000                13,027
MEDICAL-DRUGS (7.19%)
 AstraZeneca                                           1,731                64,535
 Aventis                                              11,895               712,078
 Eisai                                                   500                10,795
 GlaxoSmithKline                                      29,481               562,240
 Novartis                                             16,121               614,830
 Novo Nordisk                                          4,800               132,402
 Pharmacia                                               631                27,410
 Sanofi-Synthelabo                                       699                42,745
 Schering                                              4,324               198,473
 Takeda Chemical Industries                            7,117               295,694
 Teva Pharmaceutical Industries                        2,580               199,769
 Yamanouchi Pharmaceutical                            11,293               276,541
                                                                         3,137,512
METAL-ALUMINUM (0.01%)
 Aluminum Corp. of China                              25,000                 2,757
METAL-DIVERSIFIED (0.64%)
 Rio Tinto                                            15,350               277,374
MONEY CENTER BANKS (9.67%)
 ABN AMRO Holding                                     29,490               433,094
 Barclays                                            107,711               744,831
 BNP Paribas                                          23,634               942,276
 DBS Group Holdings                                    3,000                21,068
 HSBC Holdings                                         5,923                65,978
 HSBC Holdings                                           800                 8,719
 Mitsubishi Tokyo Financial Group                         14                91,307
 Royal Bank of Canada                                 13,266               461,075
 Royal Bank of Scotland                               22,265               523,200
 Sumitomo Mitsui Banking                               7,000                28,969
 UBS                                                   9,589               456,975
 UFJ Holdings                                             31                46,812
 UniCredito Italiano                                  97,000               365,025
 United Overseas Bank                                  4,000                30,356
                                                                         4,219,685
MORTGAGE BANKS (0.05%)
 DEPFA Bank                                              510                23,535
MULTI-LINE INSURANCE (2.53%)
 Aegon                                                26,813               363,509
 AXA                                                  18,123               270,465
 ING Groep                                             3,251                54,377
 Riunione Adriatica di Sicurta                        33,500               417,342
                                                                         1,105,693
MULTIMEDIA (1.65%)
 News                                                 22,917               532,362
 News                                                  4,730                27,931
 Pearson                                               8,655                91,942
                                                     Shares
                                                      Held                Value
-----------------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
MULTIMEDIA (CONTINUED)
                                                                        $
 Tokyo Broadcasting System                             5,000                68,566
                                                                           720,801
NON-HOTEL GAMBLING (0.85%)
 Hilton Group                                        136,970               372,864
OFFICE AUTOMATION & EQUIPMENT (0.99%)
 Canon                                                   680                24,997
 Canon                                                11,000               405,844
                                                                           430,841
OIL COMPANY-EXPLORATION & PRODUCTION (0.95%)
 Canadian Natural Resources /1/                        9,003               244,703
 Talisman Energy                                       4,600               167,929
                                                                           412,632
OIL COMPANY-INTEGRATED (7.76%)
 BP Amoco                                             17,034               108,998
 China Petroleum & Chemical                           54,000                 8,377
 ENI                                                  70,403               977,476
 Shell Transport & Trading                           161,048             1,033,034
 TotalFinaElf                                          9,118             1,256,011
                                                                         3,383,896
OIL REFINING & MARKETING (0.46%)
 Statoil                                              27,884               202,476
OPTICAL SUPPLIES (0.10%)
 Cie Generale D'Optique Essilor International          1,129                45,449
PAPER & RELATED PRODUCTS (1.46%)
 Oji Paper                                            39,500               170,562
 Stora Enso Oyj                                       26,069               271,069
 UPM-Kymmene Oyj                                       5,954               193,102
                                                                           634,733
PIPELINES (0.55%)
 TransCanada Pipelines                                16,660               239,447
PRINTING-COMMERCIAL (0.20%)
 Toppan Printing                                      11,500                85,515
PROPERTY & CASUALTY INSURANCE (0.93%)
 Mitsui Sumitomo Insurance /1/                        70,000               290,834
 NRMA Insurance Group                                 28,198                38,968
 Samsung Fire & Marine Insurance                       1,260                76,520
                                                                           406,322
PUBLIC THOROUGHFARES (0.97%)
 Brisa-Auto Estradas de Portugal                      82,890               422,743
PUBLISHING-PERIODICALS (0.78%)
 Wolters Kluwer                                       19,484               341,715
REAL ESTATE OPERATOR & DEVELOPER (0.09%)
 Cheung Kong                                           3,000                19,906
 Keppel Land                                          10,000                 6,456
 Kerry Properties                                      8,669                 6,113
 Sun Hung Kai Properties                               1,000                 6,231
                                                                            38,706
                                                     Shares
                                                      Held                Value
-----------------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
REINSURANCE (0.14%)
                                                                        $
 Swiss Reinsurance                                       891                61,867
RESEARCH & DEVELOPMENT (0.00%)
 Silex Systems /1/                                     5,403                 1,529
RESPIRATORY PRODUCTS (0.04%)
 ResMed /1/                                            5,820                18,218
RETAIL-APPAREL & SHOE (0.51%)
 Debenhams                                             2,178                10,767
 Giordano International                               16,000                 6,103
 Matalan                                              55,401               204,553
                                                                           221,423
RETAIL-AUTOMOBILE (0.01%)
 Astra International                                  16,000                 3,597
RETAIL-CONSUMER ELECTRONICS (0.13%)
 Yamada Denki                                          1,600                37,613
 Yamada Denki                                            800                19,721
                                                                            57,334
RETAIL-DISCOUNT (0.03%)
 Harvey Norman Holdings                                8,764                12,306
RETAIL-MAJOR DEPARTMENT STORE (1.37%)
 Metro                                                25,965               596,545
RETAIL-MISCELLANEOUS/DIVERSIFIED (0.51%)
 Aeon                                                  3,700                90,907
 Ito-Yokado                                            4,260               132,831
                                                                           223,738
SEMICONDUCTOR COMPONENT-INTEGRATED CIRCUITS (0.37%)
 United Microelectronics /1/                         223,045               161,724
SEMICONDUCTOR EQUIPMENT (0.06%)
 ASM Lithography Holding /1/                           3,214                28,168
SOAP & CLEANING PRODUCTS (0.27%)
 Reckitt Benckiser                                     6,517               117,966
STEEL-PRODUCERS (1.18%)
 Acerinox                                              1,278                45,410
 Arcelor /1/                                          26,081               281,784
 BHP Steel /1/                                         9,773                16,164
 China Steel                                               5                    52
 Pohang Iron & Steel                                   1,800               169,142
                                                                           512,552
TELECOMMUNICATION EQUIPMENT (0.87%)
 Nokia                                                 6,377               108,305
 Nokia                                                16,299               270,889
                                                                           379,194
TELECOMMUNICATION SERVICES (0.41%)
 SK Telecom                                            8,835               177,318
TELEPHONE COMMUNICATION (0.04%)
 Telstra                                               5,919                15,637
TELEPHONE-INTEGRATED (3.97%)
 Deutsche Telekom                                     15,410               176,869
 KT                                                   15,368               315,659
                                                     Shares
                                                      Held                Value
-----------------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
TELEPHONE-INTEGRATED (CONTINUED)
                                                                        $
 Nippon Telegraph & Telephone                             18                65,970
 Portugal Telecom                                     12,508                75,559
 Royal KPN /1/                                        45,300               287,108
 TDC                                                   5,994               129,394
 Telecom Italia                                      107,011               564,836
 Telecom Italia                                       14,811               117,632
                                                                         1,733,027
TOBACCO (1.97%)
 Altadis                                              24,810               524,555
 British American Tobacco                             32,830               335,911
                                                                           860,466
TRANSPORT-MARINE (0.02%)
 Evergreen Marine                                      1,794                 7,382
TRANSPORT-RAIL (0.19%)
 East Japan Railway                                       15                68,321
 West Japan Railway                                        5                16,203
                                                                            84,524
TRANSPORT-SERVICES (1.10%)
 Exel                                                 25,526               262,376
 TPG                                                  13,500               218,717
                                                                           481,093
WATER TREATMENT SYSTEMS (0.11%)
 Kurita Water Industries                               5,000                42,446
 Vivendi Environnement /1/                               284                 6,733
                                                                            49,179
WIRE & CABLE PRODUCTS (0.06%)
 Sumitomo Electric Industries                          5,000                25,386
                                        TOTAL COMMON STOCKS             41,445,315

                                                     Shares
                                                      Held                Value
-----------------------------------------------------------------------------------------
PREFERRED STOCKS (0.05%)
MULTIMEDIA (0.05%)
 News                                                  4,249                20,988
                                     TOTAL PREFERRED STOCKS                 20,988


 /1 /Non-income producing security.


                 INVESTMENTS BY COUNTRY
 Country                     Value            Percentage of
                                               Total Value
---------------------------------------------------------------
                          $
 Australia                  1,073,948              2.49%
 Belgium                      727,679              1.69
 Brazil                       192,619              0.45
 Canada                     1,878,856              4.36
 China                         22,417              0.05
 Denmark                      336,877              0.78
 Finland                      844,963              1.96
 France                     4,555,126             10.57
 Germany                    2,088,588              4.84
 Hong Kong                    166,167              0.39
 Indonesia                      3,597              0.01
 Ireland                      947,812              2.20
 Israel                       199,769              0.46
 Italy                      3,036,574              7.04
 Japan                      6,796,766             15.76
 Korea                      1,713,159              3.97
 Luxembourg                   281,784              0.65
 Mexico                       387,583              0.90
 Netherlands                3,521,293              8.17
 Norway                       443,793              1.03
 Portugal                     498,301              1.16
 Singapore                     77,513              0.18
 Spain                        591,316              1.37
 Sweden                     1,016,539              2.36
 Switzerland                2,362,974              5.48
 Taiwan                       373,679              0.87
 Thailand                      15,114              0.03
 United Kingdom             7,265,870             16.85
 United States              1,693,771              3.93
             TOTAL        $43,114,447            100.00%
                          -------------          ---------

See accompanying notes.

                            SCHEDULE OF INVESTMENTS
                             INTERNATIONAL FUND II

                                OCTOBER 31, 2002

                                                      Shares
                                                       Held                  Value
---------------------------------------------------------------------------------------------
COMMON STOCKS (94.09%)
AEROSPACE & DEFENSE (0.49%)
                                                                          $
 BAE Systems                                           209,479                 610,397
APPAREL MANUFACTURERS (1.81%)
 Billabong International                               230,932                 858,721
 Onward Kashiyama                                      165,000               1,375,112
                                                                             2,233,833
AUDIO & VIDEO PRODUCTS (2.37%)
 Matsushita Electric Industrial                         84,000                 880,385
 Sony                                                   47,600               2,047,605
                                                                             2,927,990
AUTO-CARS & LIGHT TRUCKS (4.71%)
 Bayerische Motoren Werke                               64,990               2,316,946
 Nissan Motor                                          255,000               1,958,656
 PSA Peugeot Citroen                                    36,593               1,552,438
                                                                             5,828,040
AUTO/TRUCK PARTS & EQUIPMENT-REPLACEMENT (0.72%)
 Hyundai Mobis                                          39,510                 886,827
BEVERAGES-WINE & SPIRITS (1.73%)
 Diageo                                                190,542               2,146,341
BUILDING & CONSTRUCTION PRODUCTS-MISCELLANEOUS (0.52%)
 CRH                                                    50,573                 641,055
BUILDING & CONSTRUCTION-MISCELLANEOUS (0.38%)
 Transurban Group                                      213,608                 468,282
CELLULAR TELECOMMUNICATIONS (2.23%)
 Vodafone Group                                      1,714,861               2,756,680
CHEMICALS-DIVERSIFIED (0.76%)
 Tosoh                                                 441,000                 935,924
CHEMICALS-SPECIALTY (2.09%)
 Ciba Specialty Chemicals                               36,786               2,591,616
COMMERCIAL BANKS (3.17%)
 Australia & New Zealand Banking Group                 133,947               1,399,833
 Danske Bank                                           102,447               1,631,356
 ForeningsSparbanken                                    55,662                 613,580
 Westpac Banking                                        35,588                 280,469
                                                                             3,925,238
COMMERCIAL SERVICES (1.56%)
 Societe Generale de Surveillance
               Holding /1/                               6,583               1,930,930
COMPUTERS-INTEGRATED SYSTEMS (1.05%)
 Meitec                                                 58,300               1,301,531
COSMETICS & TOILETRIES (1.72%)
 Kao                                                    62,000               1,417,027
 Kose                                                   22,990                 711,225
                                                                             2,128,252
DISTRIBUTION-WHOLESALE (1.18%)
 Esprit Holdings                                       496,000                 833,090
 Hagemeyer                                              82,007                 621,268
                                                                             1,454,358
                                                      Shares
                                                       Held                  Value
---------------------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
DIVERSIFIED FINANCIAL SERVICES (0.54%)
                                                                          $
 Sinopac Holdings                                    1,582,907                 662,676
DIVERSIFIED MINERALS (0.92%)
 Xstrata                                               110,351               1,143,767
ELECTRIC-GENERATION (0.62%)
 Beijing Datang Power Generation                     2,404,000                 762,866
ELECTRONIC COMPONENTS-MISCELLANEOUS (4.25%)
 Koninklijke Philips Electronics                       120,157               2,153,746
 Omron                                                 131,000               1,550,485
 Samsung Electronics                                     4,480               1,268,445
 Yaskawa Electric                                      162,000                 282,981
                                                                             5,255,657
ELECTRONIC COMPONENTS-SEMICONDUCTOR (0.93%)
 Aixtron                                                38,281                 226,700
 Rohm                                                    7,300                 919,427
                                                                             1,146,127
ELECTRONIC MEASUREMENT INSTRUMENTS (1.19%)
 Keyence                                                 8,900               1,473,284
FINANCE-INVESTMENT BANKER & BROKER (1.35%)
 Nikko Securities                                      417,000               1,671,268
FINANCE-LEASING COMPANY (0.02%)
 ORIX                                                      500                  28,283
FOOD-CATERING (0.66%)
 Compass Group                                         185,231                 819,392
FOOD-MISCELLANEOUS/DIVERSIFIED (1.02%)
 Nestle                                                  5,859               1,256,180
FOOD-RETAIL (1.04%)
 Tesco                                                 416,720               1,292,508
GAS-DISTRIBUTION (0.32%)
 Xinao Gas Holdings /1/                              2,142,000                 389,984
GAS-TRANSPORTATION (1.50%)
 Snam Rete Gas                                         619,657               1,853,212
IMPORT & EXPORT (0.85%)
 Sumitomo                                              244,000               1,057,579
INVESTMENT COMPANIES (0.81%)
 Macquarie Infrastructure Group                        627,072               1,005,792
LIFE & HEALTH INSURANCE (1.16%)
 Prudential                                            200,932               1,436,617
MACHINERY TOOLS & RELATED PRODUCTS (0.99%)
 Sandvik                                                51,304               1,220,671
MACHINERY-CONSTRUCTION & MINING (0.86%)
 Atlas Copco                                            50,541               1,059,097
MACHINERY-ELECTRICAL (0.52%)
 SMC                                                     8,100                 641,335
MEDICAL-DRUGS (7.83%)
 AstraZeneca                                            17,600                 656,164
 Aventis                                                25,658               1,535,981
                                                      Shares
                                                       Held                  Value
---------------------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
MEDICAL-DRUGS (CONTINUED)
                                                                          $
 GlaxoSmithKline                                       160,616               3,063,149
 Novartis                                               66,554               2,538,267
 Sanofi-Synthelabo                                      18,723               1,144,931
 Takeda Chemical Industries                             18,000                 747,857
                                                                             9,686,349
MONEY CENTER BANKS (10.86%)
 Barclays                                              332,928               2,302,227
 BNP Paribas                                            70,954               2,828,899
 HSBC Holdings                                         135,531               1,509,712
 ICICI Banking                                         107,900                 663,585
 Royal Bank of Scotland                                114,326               2,686,523
 UBS                                                    52,132               2,484,410
 UFJ Holdings                                              634                 957,391
                                                                            13,432,747
MULTI-LINE INSURANCE (3.63%)
 Aegon                                                 118,834               1,611,057
 AXA                                                    96,328               1,437,582
 ING Groep                                              86,224               1,442,197
                                                                             4,490,836
MULTIMEDIA (1.96%)
 Pearson                                               193,874               2,059,515
 Tokyo Broadcasting System                              27,000                 370,255
                                                                             2,429,770
OIL COMPANY-INTEGRATED (8.88%)
 BP Amoco                                              472,157               3,021,240
 ENI                                                   179,543               2,492,776
 Shell Transport & Trading                             204,948               1,314,629
 TotalFinaElf                                           30,209               4,161,312
                                                                            10,989,957
OPTICAL SUPPLIES (0.55%)
 Cie Generale D'Optique Essilor International           17,025                 685,353
PAPER & RELATED PRODUCTS (0.96%)
 Stora Enso Oyj                                        114,634               1,191,982
REAL ESTATE OPERATOR & DEVELOPER (0.64%)
 Westfield Holdings                                    115,599                 794,911
REINSURANCE (1.20%)
 Swiss Reinsurance                                      21,308               1,479,522
RETAIL-APPAREL & SHOE (0.45%)
 Debenhams                                             112,284                 555,112
RETAIL-MISCELLANEOUS/DIVERSIFIED (1.34%)
 Aeon                                                   67,500               1,658,436
SEMICONDUCTOR EQUIPMENT (0.40%)
 ASM Lithography Holding /1/                            56,700                 496,928
SOAP & CLEANING PRODUCTS (2.03%)
 Reckitt Benckiser                                     138,871               2,513,741
STEEL-PRODUCERS (1.46%)
 Acerinox                                               15,248                 541,791
 BHP Steel /1/                                         767,917               1,270,058
                                                                             1,811,849
                                                      Shares
                                                       Held                  Value
---------------------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
TELECOMMUNICATION EQUIPMENT (1.96%)
                                                                          $
 Nokia                                                 143,085               2,430,105
TELECOMMUNICATION SERVICES (0.79%)
 SK Telecom                                             48,778                 978,974
TELEPHONE-INTEGRATED (3.11%)
 Portugal Telecom                                      224,943               1,358,842
 Telecom Italia                                        314,031               2,494,099
                                                                             3,852,941
                                          TOTAL COMMON STOCKS              116,423,102
                                                                          ------------

                         TOTAL PORTFOLIO INVESTMENTS (94.09%)              116,423,102
CASH AND RECEIVABLES, NET OF LIABILITIES (5.91%)                             7,311,452
                                   TOTAL NET ASSETS (100.00%)             $123,734,554
                                                                          --------------


See accompanying notes.

                            SCHEDULE OF INVESTMENTS
                          INTERNATIONAL SMALLCAP FUND

                                OCTOBER 31, 2002

                                                     Shares
                                                      Held                Value
----------------------------------------------------------------------------------------
COMMON STOCKS (93.82%)
ADVERTISING AGENCIES (0.71%)
                                                                        $
 Asatsu-DK                                             3,660               63,186
ADVERTISING SERVICES (0.54%)
 Taylor Nelson Sofres                                 22,000               48,187
AGRICULTURAL CHEMICALS (0.77%)
 Agrium                                                6,710               68,108
AGRICULTURAL OPERATIONS (1.42%)
 Beghin-Say                                            1,920               70,922
 Hokuto                                                3,170               54,985
                                                                          125,907
AIRLINES (2.80%)
 easyJet /1/                                          29,460              153,711
 Westjet Airlines /1/                                  7,621               95,409
                                                                          249,120
APPLIANCES (0.50%)
 SEB                                                     530               44,088
AUTO/TRUCK PARTS & EQUIPMENT-ORIGINAL (2.13%)
 Keihin                                                8,400               83,239
 Showa                                                12,950              105,706
                                                                          188,945
AUTO/TRUCK PARTS & EQUIPMENT-REPLACEMENT (1.33%)
 Hyundai Mobis                                         5,280              118,513
BEVERAGES-NON-ALCOHOLIC (1.00%)
 Coca-Cola West Japan                                  3,200               53,024
 Cott /1/                                              1,984               36,043
                                                                           89,067
BEVERAGES-WINE & SPIRITS (1.16%)
 Davide Campari                                        3,444              102,898
BREWERY (1.12%)
 Molson /1/                                            5,270               99,174
BROADCASTING SERVICES & PROGRAMMING (0.82%)
 HIT Entertainment                                    19,310               72,958
BUILDING & CONSTRUCTION PRODUCTS-MISCELLANEOUS (1.41%)
 Geberit                                                 452              125,079
BUILDING & CONSTRUCTION-MISCELLANEOUS (1.28%)
 Amec                                                 35,040              114,163
BUILDING-HEAVY CONSTRUCTION (1.16%)
 Grupo Dragados                                        7,107              102,826
BUILDING-RESIDENTIAL & COMMERCIAL (1.77%)
 Persimmon                                             9,050               58,582
 Sekisui Chemical                                     37,400               98,606
                                                                          157,188
CASINO SERVICES (1.07%)
 Aristocrat Leisure                                   35,100               95,065
CHEMICALS-DIVERSIFIED (1.13%)
 NOVA Chemicals                                        5,030              100,569
                                                     Shares
                                                      Held                Value
----------------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
CHEMICALS-SPECIALTY (0.31%)
                                                                        $
 Gurit-Heberlein                                          57               27,801
COMMERCIAL BANKS (3.00%)
 Anglo Irish Bank                                     25,100              167,781
 KorAm Bank /1/                                       15,460               98,457
                                                                          266,238
COMMERCIAL SERVICES (0.82%)
 Intertek Testing Services /1/                        10,550               72,624
CONSULTING SERVICES (0.58%)
 Drake Beam Morin                                      1,640               51,539
CONTAINERS-PAPER & PLASTIC (1.46%)
 Huhtamaki Oyj                                        14,680              130,112
COSMETICS & TOILETRIES (1.26%)
 Aderans                                               5,140              111,812
DISTRIBUTION-WHOLESALE (1.07%)
 Esprit Holdings                                      56,740               95,301
DIVERSIFIED FINANCIAL SERVICES (1.81%)
 Gjensidige                                            5,170              160,594
DIVERSIFIED MINERALS (1.15%)
 Teck Cominco                                         14,800              102,576
DIVERSIFIED OPERATIONS (0.45%)
 Bodycote International                               26,900               39,981
EDUCATIONAL SOFTWARE (0.39%)
 Riverdeep Group /1/                                  34,422               35,111
ELECTRONIC COMPONENTS-MISCELLANEOUS (1.55%)
 Dianippon Screen Manufacturing /1/                    8,000               29,516
 Venture Manufacturing                                14,450              108,025
                                                                          137,541
ENERGY-ALTERNATE SOURCES (1.33%)
 Grupo Auxiliar Metalurgico /1/                        7,224              118,326
ENGINEERING-RESEARCH & DEVELOPMENT SERVICES (2.63%)
 Fugro                                                 3,318              133,076
 JGC                                                   8,000               44,600
 Takuma                                                8,350               55,957
                                                                          233,633
ENTERTAINMENT SOFTWARE (0.95%)
 Eidos /1/                                            23,300               41,921
 UBI Soft Entertainment /1/                            3,500               42,667
                                                                           84,588
FINANCE-CONSUMER LOANS (0.98%)
 Nissin                                               11,900               86,936
FINANCE-INVESTMENT BANKER & BROKER (4.16%)
 Close Brothers Group                                 10,307               87,883
 D Carnegie /1/                                        8,040               49,578
 ICAP                                                  6,730               95,025
 Polaris Securities /1/                              122,767               47,687
 Van Der Moolen Holding                                4,000               89,325
                                                                          369,498
                                                     Shares
                                                      Held                Value
----------------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
FINANCE-OTHER SERVICES (2.78%)
                                                                        $
 Hong Kong Exchanges & Clearing                      104,200              138,276
 Intrum Justitia /1/                                  24,869              108,570
                                                                          246,846
FOOD-CATERING (1.31%)
 Elior                                                24,760              116,469
FOOD-MISCELLANEOUS/DIVERSIFIED (3.42%)
 CSM                                                   4,950               98,873
 Global Bio-Chem Technology Group                    118,290               25,328
 Nong Shim                                             1,690               97,086
 Nutreco Holding                                       6,230               82,179
                                                                          303,466
FOOD-WHOLESALE & DISTRIBUTION (1.60%)
 Fyffes                                              100,571              142,421
FORESTRY (1.03%)
 Tembec /1/                                           14,000               91,665
GAS-DISTRIBUTION (0.65%)
 Toho Gas                                             23,300               57,437
GOLD MINING (0.54%)
 Sons of Gwalia                                       32,900               48,388
INVESTMENT COMPANIES (1.01%)
 EURAZEO /1/                                           1,260               56,150
 Macquarie Infrastructure Group                       21,239               34,066
                                                                           90,216
LIFE & HEALTH INSURANCE (1.06%)
 Industrial-Alliance Life Insurance /1/                4,282               94,367
MACHINERY TOOLS & RELATED PRODUCTS (1.22%)
 ASM Pacific Technology                               55,900              108,583
MARINE SERVICES (1.36%)
 IHC Caland                                            2,722              120,763
MEDICAL LABORATORY & TESTING SERVICE (0.38%)
 Unilabs                                               2,612               33,619
MEDICAL PRODUCTS (1.20%)
 Hogy Medical                                          2,530              106,768
MEDICAL-BIOMEDICAL/GENE (2.09%)
 Novozymes                                             6,110              111,543
 PerBio Science /1/                                    6,350               73,810
                                                                          185,353
MEDICAL-DRUGS (1.33%)
 Galen Holdings                                       19,200              118,351
MISCELLANEOUS INVESTING (1.24%)
 ORIX JREIT /1/                                           27              109,975
MISCELLANEOUS MANUFACTURERS (0.49%)
 FKI                                                  39,600               43,368
MORTGAGE BANKS (1.13%)
 DEPFA Bank                                            2,170              100,141

                                                     Shares
                                                      Held                Value
----------------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
OFFICE AUTOMATION & EQUIPMENT (0.93%)
                                                                        $
 Neopost                                               2,360               82,266
OFFICE SUPPLIES & FORMS (0.67%)
 Corporate Express Australia                          21,840               59,151
PAPER & RELATED PRODUCTS (2.72%)
 Billerud                                              5,782               59,635
 Hokuetsu Paper Mills                                 18,200               96,861
 Norske Skog Canada /1/                               26,200               85,354
                                                                          241,850
PHYSICIAN PRACTICE MANAGEMENT (0.21%)
 Nestor Healthcare Group                               6,982               18,897
PROPERTY & CASUALTY INSURANCE (1.08%)
 Kingsway Financial Services /1/                      12,428               95,900
PUBLISHING-NEWSPAPERS (1.41%)
 John Fairfax Holdings                                77,500              125,596
REAL ESTATE OPERATOR & DEVELOPER (0.73%)
 Hang Lung Group                                      72,100               65,172
REINSURANCE (1.44%)
 Converium Holding /1/                                 3,160              127,582
RENTAL-AUTO & EQUIPMENT (0.39%)
 Ashtead Group                                        87,030               34,380
RETAIL-APPAREL & SHOE (0.04%)
 Cortefiel                                             1,149                4,028
RETAIL-COMPUTER EQUIPMENT (1.21%)
 Electronics Boutique                                 61,350              107,260
RETAIL-CONSUMER ELECTRONICS (1.62%)
 Yamada Denki                                          3,686               86,652
 Yamada Denki                                          2,343               57,757
                                                                          144,409
RETAIL-CONVENIENCE STORE (0.13%)
 T & S Stores                                          1,670               11,549
RETAIL-MAJOR DEPARTMENT STORE (1.15%)
 Shinsegae Department Store                              755              101,927
RETAIL-MISCELLANEOUS/DIVERSIFIED (1.00%)
 York-Benimaru                                         4,110               88,567
RETAIL-PUBS (1.76%)
 J. D. Wetherspoon /1/                                34,800              155,984
SEMICONDUCTOR EQUIPMENT (0.49%)
 ASE Test /1/                                         10,150               43,239
SHIPBUILDING (0.82%)
 Samsung Heavy Industries /1/                         24,760               72,746
STEEL-PRODUCERS (1.32%)
 Voest-Alpine                                          4,610              116,917
TELECOMMUNICATION EQUIPMENT (1.78%)
 Tandberg /1/                                         14,600              158,043
                                                     Shares
                                                      Held                Value
----------------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
TRANSPORT-MARINE (1.20%)
                                                                        $
 Kawasaki Kisen Kaisha                                44,900               62,671
 Mitsui O.S.K. Lines                                  25,200               43,608
                                                                          106,279
TRANSPORT-SERVICES (0.23%)
 CHC Helicopter                                        1,090               20,812
WATER (1.63%)
 Kelda Group                                          24,440              144,533
                                        TOTAL COMMON STOCKS             8,334,535


See accompanying notes.

                            SCHEDULE OF INVESTMENTS
                          INTERNATIONAL SMALLCAP FUND

                                OCTOBER 31, 2002



                                                 Principal
                                                   Amount                Value
----------------------------------------------------------------------------------------
COMMERCIAL PAPER (6.30%)
FINANCE-MORTGAGE LOAN/BANKER (6.30%)
 Investment in Joint Trading Account;
  Federal Home Loan Bank System
  1.72%; 11/01/02                                $559,491              $559,491
                                    TOTAL COMMERCIAL PAPER             559,491


                     TOTAL PORTFOLIO INVESTMENTS (100.12%)             8,894,026
LIABILITIES, NET OF CASH AND RECEIVABLES (-0.12%)                      (11,000)
                                TOTAL NET ASSETS (100.00%)             $8,883,026
                                                                       ------------


/1 /Non-income producing security.


                 INVESTMENTS BY COUNTRY
 Country                     Value            Percentage of
                                               Total Value
---------------------------------------------------------------
                           $
 Australia                    362,267              4.07%
 Austria                      116,917              1.32
 Canada                       889,977             10.01
 Denmark                      111,543              1.25
 Finland                      130,112              1.46
 France                       412,562              4.64
 Hong Kong                    432,661              4.87
 Ireland                      445,455              5.01
 Italy                        102,898              1.16
 Japan                      1,549,402             17.42
 Korea                        488,729              5.50
 Netherlands                  524,215              5.89
 Norway                       318,636              3.58
 Singapore                    108,025              1.21
 Spain                        225,180              2.53
 Sweden                       291,593              3.28
 Switzerland                  314,081              3.53
 Taiwan                        90,926              1.02
 United Kingdom             1,419,356             15.95
 United States                559,491              6.30
              TOTAL        $8,894,026            100.00%
                           ------------          ---------

See accompanying notes.

                            SCHEDULE OF INVESTMENTS
                              LARGECAP GROWTH FUND

                                OCTOBER 31, 2002

                                                     Shares
                                                      Held                  Value
-------------------------------------------------------------------------------------------
COMMON STOCKS (95.23%)
APPLICATIONS SOFTWARE (4.84%)
                                                                         $
 Microsoft /1/                                         26,420              1,412,677
 Siebel Systems /1/                                    20,490                154,085
                                                                           1,566,762
CABLE TV (1.21%)
 Comcast /1/                                           17,040                392,090
COMMERCIAL SERVICE-FINANCE (5.68%)
 H&R Block                                             21,420                950,620
 Paychex                                               30,900                890,538
                                                                           1,841,158
COMPUTERS-MEMORY DEVICES (1.22%)
 Veritas Software /1/                                  25,990                396,348
DATA PROCESSING & MANAGEMENT (1.97%)
 Automatic Data Processing                             14,990                637,525
DIVERSIFIED FINANCIAL SERVICES (1.48%)
 Citigroup                                             12,990                479,981
DIVERSIFIED MANUFACTURING OPERATIONS (3.69%)
 General Electric                                      47,330              1,195,082
ELECTRONIC COMPONENTS-SEMICONDUCTOR (1.68%)
 Intel                                                 17,490                302,577
 Texas Instruments                                     15,250                241,865
                                                                             544,442
ENTERPRISE SOFTWARE & SERVICE (0.89%)
 BEA Systems /1/                                       35,720                288,939
FIDUCIARY BANKS (1.82%)
 State Street                                          14,240                589,109
FINANCE-INVESTMENT BANKER & BROKER (0.74%)
 Morgan Stanley Dean Witter                             6,130                238,580
FINANCE-MORTGAGE LOAN/BANKER (1.81%)
 Federal National Mortgage Association                  8,770                586,362
FOOD-CONFECTIONERY (1.33%)
 Wm. Wrigley Jr.                                        8,170                431,131
FOOD-RETAIL (0.47%)
 Whole Foods Market /1/                                 3,270                152,559
FOOD-WHOLESALE & DISTRIBUTION (4.51%)
 Sysco                                                 46,130              1,461,398
INTERNET SECURITY (1.49%)
 Symantec /1/                                          12,050                482,000
MEDICAL INSTRUMENTS (8.29%)
 Biomet                                                27,100                798,366
 Medtronic                                             38,610              1,729,728
 St. Jude Medical /1/                                   4,420                157,396
                                                                           2,685,490
MEDICAL PRODUCTS (6.80%)
 Johnson & Johnson                                     37,510              2,203,712
MEDICAL-DRUGS (7.23%)
 Forest Laboratories /1/                                1,560                152,865
                                                     Shares
                                                      Held                  Value
-------------------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
MEDICAL-DRUGS (CONTINUED)
                                                                         $
 Pfizer                                                68,890              2,188,635
                                                                           2,341,500
MEDICAL-HMO (1.05%)
 UnitedHealth Group                                     3,760                341,972
MEDICAL-HOSPITALS (2.16%)
 Tenet Healthcare /1/                                  24,300                698,625
MEDICAL-WHOLESALE DRUG DISTRIBUTION (4.81%)
 Cardinal Health                                       22,525              1,558,955
MOTORCYCLE & MOTOR SCOOTER (2.33%)
 Harley-Davidson                                       14,440                755,212
MULTI-LINE INSURANCE (3.17%)
 American International Group                          16,440              1,028,322
NETWORKING PRODUCTS (3.15%)
 Cisco Systems /1/                                     91,280              1,020,510
PROPERTY & CASUALTY INSURANCE (0.07%)
 Travelers Property Casualty /1/                          560                  7,431
 Travelers Property Casualty /1/                        1,155                 15,616
                                                                              23,047
REGIONAL BANKS (4.15%)
 Fifth Third Bancorp                                   21,170              1,344,295
RETAIL-ARTS & CRAFTS (1.18%)
 Michaels Stores /1/                                    8,510                382,610
RETAIL-BEDDING (4.30%)
 Bed Bath & Beyond /1/                                 39,270              1,392,514
RETAIL-BUILDING PRODUCTS (0.42%)
 Home Depot                                             4,680                135,158
RETAIL-DISCOUNT (1.15%)
 Wal-Mart Stores                                        6,960                372,708
RETAIL-DRUG STORE (1.05%)
 Walgreen                                              10,090                340,538
RETAIL-JEWELRY (0.20%)
 Tiffany                                                2,530                 66,235
RETAIL-REGIONAL DEPARTMENT STORE (2.57%)
 Kohls /1/                                             14,230                831,743
SEMICONDUCTOR COMPONENT-INTEGRATED CIRCUITS (4.86%)
 Linear Technology                                     29,480                814,827
 Maxim Integrated Products /1/                         23,860                759,703
                                                                           1,574,530
SEMICONDUCTOR EQUIPMENT (1.46%)
 Applied Materials /1/                                 31,510                473,595
                                         TOTAL COMMON STOCKS              30,854,737

                                                   Principal
                                                     Amount                 Value
-------------------------------------------------------------------------------------------
COMMERCIAL PAPER (4.64%)
FINANCE-MORTGAGE LOAN/BANKER (4.64%)
 Investment in Joint Trading Account;
  Federal Home Loan Bank System
                                                   $                     $
  1.72%; 11/01/02                                   1,505,671              1,505,671
                                      TOTAL COMMERCIAL PAPER               1,505,671
                                                                         -----------

                        TOTAL PORTFOLIO INVESTMENTS (99.87%)              32,360,408
CASH AND RECEIVABLES, NET OF LIABILITIES (0.13%)                              40,805
                                  TOTAL NET ASSETS (100.00%)             $32,401,213
                                                                         -------------

/1 /Non-income producing security.

See accompanying notes.

                            SCHEDULE OF INVESTMENTS
                          LARGECAP S&P 500 INDEX FUND

                                OCTOBER 31, 2002

                                                         Shares
                                                          Held                  Value
------------------------------------------------------------------------------------------------
COMMON STOCKS (97.99%)
ADVERTISING AGENCIES (0.18%)
                                                                             $
 Interpublic Group                                          4,666                  55,852
 Omnicom Group                                              2,286                 131,742
                                                                                  187,594
AEROSPACE & DEFENSE (0.63%)
 Boeing                                                    10,207                 303,658
 Northrop Grumman                                           1,373                 141,597
 Raytheon                                                   4,899                 144,521
 Rockwell Collins                                           2,224                  50,107
                                                                                  639,883
AEROSPACE & DEFENSE EQUIPMENT (0.87%)
 General Dynamics                                           2,456                 194,343
 Goodrich                                                   1,241                  18,739
 Lockheed Martin                                            5,532                 320,303
 United Technologies                                        5,736                 353,739
                                                                                  887,124
AGRICULTURAL OPERATIONS (0.05%)
 Monsanto                                                   3,177                  52,516
AIRLINES (0.16%)
 AMR /1/                                                    1,886                   8,902
 Delta Air Lines                                            1,498                  15,100
 Southwest Airlines                                         9,400                 137,240
                                                                                  161,242
APPAREL MANUFACTURERS (0.14%)
 Jones Apparel Group /1/                                    1,566                  54,246
 Liz Claiborne                                              1,297                  38,547
 VF                                                         1,329                  48,934
                                                                                  141,727
APPLIANCES (0.06%)
 Maytag                                                       947                  24,433
 Whirlpool                                                    828                  38,593
                                                                                   63,026
APPLICATIONS SOFTWARE (3.73%)
 Citrix Systems /1/                                         2,127                  16,059
 Compuware /1/                                              4,571                  22,174
 Intuit /1/                                                 2,572                 133,538
 Mercury Interactive /1/                                    1,022                  26,950
 Microsoft /1/                                             65,869               3,522,015
 Parametric Technology /1/                                  3,176                   7,337
 Rational Software /1/                                      2,348                  15,544
 Siebel Systems /1/                                         5,812                  43,706
                                                                                3,787,323
ATHLETIC FOOTWEAR (0.17%)
 Nike                                                       3,245                 153,132
 Reebok International /1/                                     726                  20,509
                                                                                  173,641
AUTO-CARS & LIGHT TRUCKS (0.41%)
 Ford Motor                                                22,171                 187,566
 General Motors                                             6,815                 226,599
                                                                                  414,165
AUTO-MEDIUM & HEAVY DUTY TRUCKS (0.08%)
 Navistar International /1/                                   734                  16,456
                                                         Shares
                                                          Held                  Value
------------------------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
AUTO-MEDIUM & HEAVY DUTY TRUCKS (CONTINUED)
                                                                             $
 Paccar                                                     1,408                  62,121
                                                                                   78,577
AUTO/TRUCK PARTS & EQUIPMENT-ORIGINAL (0.16%)
 Dana                                                       1,807                  18,070
 Delphi Automotive Systems                                  6,804                  47,356
 TRW                                                        1,564                  83,361
 Visteon                                                    1,589                  10,472
                                                                                  159,259
BEVERAGES-NON-ALCOHOLIC (2.54%)
 Coca-Cola                                                 30,192               1,403,324
 Coca-Cola Enterprises                                      5,453                 130,000
 Pepsi Bottling Group                                       3,467                  93,436
 Pepsico                                                   21,554                 950,531
                                                                                2,577,291
BEVERAGES-WINE & SPIRITS (0.06%)
 Brown-Forman                                                 831                  60,073
BREWERY (0.58%)
 Adolph Coors                                                 439                  30,063
 Anheuser-Busch                                            10,563                 557,304
                                                                                  587,367
BROADCASTING SERVICES & PROGRAMMING (0.27%)
 Clear Channel Communications /1/                           7,448                 275,948
BUILDING & CONSTRUCTION PRODUCTS-MISCELLANEOUS (0.16%)
 Masco                                                      6,033                 124,039
 Vulcan Materials                                           1,233                  41,379
                                                                                  165,418
BUILDING PRODUCTS-AIR & HEATING (0.06%)
 American Standard /1/                                        873                  58,229
BUILDING-MAINTENANCE & SERVICE (0.07%)
 Ecolab                                                     1,572                  75,849
BUILDING-RESIDENTIAL & COMMERCIAL (0.10%)
 Centex                                                       748                  34,019
 KB Home                                                      605                  28,556
 Pulte                                                        744                  34,165
                                                                                   96,740
CABLE TV (0.26%)
 Comcast /1/                                               11,515                 264,960
CASINO HOTELS (0.06%)
 Harrah's Entertainment /1/                                 1,357                  56,994
CASINO SERVICES (0.08%)
 International Game Technology /1/                          1,053                  79,196
CELLULAR TELECOMMUNICATIONS (0.35%)
 AT&T Wireless Services /1/                                32,932                 226,243
 Nextel Communications /1/                                 11,076                 124,937
                                                                                  351,180
CHEMICALS-DIVERSIFIED (0.97%)
 Dow Chemical                                              11,076                 287,865
 E.I. Du Pont de Nemours                                   12,081                 498,341
 Hercules /1/                                               1,327                  12,739
 PPG Industries                                             2,059                  96,835
                                                         Shares
                                                          Held                  Value
------------------------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
CHEMICALS-DIVERSIFIED (CONTINUED)
                                                                             $
 Rohm & Haas                                                2,688                  89,430
                                                                                  985,210
CHEMICALS-SPECIALTY (0.12%)
 Eastman Chemical                                             939                  34,123
 Engelhard                                                  1,564                  34,643
 Great Lakes Chemical                                         609                  14,811
 Sigma-Aldrich                                                890                  40,717
                                                                                  124,294
CIRCUIT BOARDS (0.04%)
 Jabil Circuit /1/                                          2,403                  37,078
COATINGS & PAINT (0.05%)
 Sherwin-Williams                                           1,829                  50,023
COMMERCIAL BANKS (0.81%)
 Amsouth Bancorp                                            4,361                  85,476
 BB&T                                                       5,880                 213,150
 First Tennessee National                                   1,538                  57,029
 Marshall & Ilsley                                          2,556                  71,977
 North Fork Bancorp.                                        1,987                  76,420
 Regions Financial                                          2,689                  91,076
 SouthTrust                                                 4,217                 108,040
 Synovus Financial                                          3,605                  73,866
 Zions Bancorp                                              1,115                  44,834
                                                                                  821,868
COMMERCIAL SERVICE-FINANCE (0.48%)
 Concord EFS /1/                                            6,240                  89,107
 Deluxe                                                       759                  35,081
 Equifax                                                    1,748                  41,183
 H&R Block                                                  2,196                  97,459
 Moody's                                                    1,889                  88,972
 Paychex                                                    4,571                 131,736
                                                                                  483,538
COMMERCIAL SERVICES (0.05%)
 Convergys /1/                                              2,106                  31,337
 Quintiles Transnational /1/                                1,429                  15,362
                                                                                   46,699
COMPUTER AIDED DESIGN (0.02%)
 Autodesk                                                   1,394                  16,310
COMPUTER SERVICES (0.26%)
 Computer Sciences /1/                                      2,086                  67,357
 Electronic Data Systems                                    5,842                  87,980
 Sungard Data Systems /1/                                   3,436                  76,176
 Unisys /1/                                                 3,930                  34,309
                                                                                  265,822
COMPUTERS (3.27%)
 Apple Computer /1/                                         4,364                  70,129
 Dell Computer /1/                                         31,555                 902,789
 Gateway /1/                                                3,940                  11,820
 Hewlett-Packard                                           37,115                 586,417
 International Business Machines                           20,607               1,626,717
 Sun Microsystems /1/                                      39,484                 116,912
                                                                                3,314,784
                                                         Shares
                                                          Held                  Value
------------------------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
COMPUTERS-INTEGRATED SYSTEMS (0.03%)
                                                                             $
 NCR /1/                                                    1,192                  26,510
COMPUTERS-MEMORY DEVICES (0.21%)
 EMC /1/                                                   26,801                 136,953
 Veritas Software /1/                                       4,992                  76,128
                                                                                  213,081
COMPUTERS-PERIPHERAL EQUIPMENT (0.09%)
 Lexmark International /1/                                  1,533                  91,091
CONSUMER PRODUCTS-MISCELLANEOUS (0.24%)
 American Greetings                                           799                  12,017
 Clorox                                                     2,801                 125,849
 Fortune Brands                                             1,824                  91,309
 Tupperware                                                   708                  11,427
                                                                                  240,602
CONTAINERS-METAL & GLASS (0.03%)
 Ball                                                         689                  33,368
CONTAINERS-PAPER & PLASTIC (0.09%)
 Bemis                                                        642                  33,442
 Pactiv /1/                                                 1,926                  38,212
 Sealed Air /1/                                             1,020                  15,626
                                                                                   87,280
COSMETICS & TOILETRIES (2.65%)
 Alberto-Culver                                               706                  36,444
 Avon Products                                              2,869                 139,118
 Colgate-Palmolive                                          6,598                 362,758
 Gillette                                                  12,864                 384,376
 International Flavors & Fragrances                         1,151                  38,616
 Kimberly-Clark                                             6,285                 323,677
 Procter & Gamble                                          15,806               1,398,041
                                                                                2,683,030
CRUISE LINES (0.18%)
 Carnival                                                   7,135                 186,366
DATA PROCESSING & MANAGEMENT (0.71%)
 Automatic Data Processing                                  7,542                 320,761
 First Data                                                 9,209                 321,763
 Fiserv /1/                                                 2,337                  73,008
                                                                                  715,532
DISPOSABLE MEDICAL PRODUCTS (0.03%)
 C.R. Bard                                                    626                  35,012
DISTRIBUTION-WHOLESALE (0.12%)
 Genuine Parts                                              2,124                  62,743
 W.W. Grainger                                              1,131                  54,808
                                                                                  117,551
DIVERSIFIED FINANCIAL SERVICES (2.24%)
 Citigroup                                                 61,557               2,274,531
DIVERSIFIED MANUFACTURING OPERATIONS (4.76%)
 3M                                                         4,743                 602,077
 Cooper Industries                                          1,133                  35,678
 Crane                                                        727                  13,355
 Danaher                                                    1,838                 106,328
 Eaton                                                        856                  58,542
 General Electric /2/                                     121,017               3,055,679
                                                         Shares
                                                          Held                  Value
------------------------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
DIVERSIFIED MANUFACTURING OPERATIONS (CONTINUED)
                                                                             $
 Honeywell International                                    9,964                 238,538
 Illinois Tool Works                                        3,726                 228,776
 ITT Industries                                             1,114                  72,388
 Textron                                                    1,679                  68,839
 Tyco International                                        24,267                 350,901
                                                                                4,831,101
DIVERSIFIED OPERATORS-COMMERCIAL SERVICE (0.14%)
 Cendant /1/                                               12,651                 145,486
E-COMMERCE-SERVICES (0.25%)
 eBay /1/                                                   3,716                 235,074
 TMP Worldwide /1/                                          1,357                  21,007
                                                                                  256,081
ELECTRIC PRODUCTS-MISCELLANEOUS (0.30%)
 Emerson Electric                                           5,120                 246,681
 Molex                                                      2,353                  62,143
                                                                                  308,824
ELECTRIC-GENERATION (0.01%)
 AES /1/                                                    6,600                  11,682
ELECTRIC-INTEGRATED (2.28%)
 Allegheny Energy                                           1,527                   8,704
 Ameren                                                     1,762                  71,185
 American Electric Power                                    4,120                 105,637
 Centerpoint Energy                                         3,698                  26,182
 Cinergy                                                    2,038                  63,402
 CMS Energy                                                 1,749                  13,695
 Consolidated Edison                                        2,591                 110,299
 Constellation Energy Group                                 1,998                  51,109
 Dominion Resources                                         3,704                 177,792
 DTE Energy                                                 2,036                  91,803
 Duke Energy                                               10,796                 221,210
 Edison International /1/                                   3,962                  39,818
 Entergy                                                    2,724                 120,101
 Exelon                                                     3,916                 197,366
 FirstEnergy                                                3,619                 117,436
 FPL Group                                                  2,214                 130,582
 NiSource                                                   2,525                  41,713
 PG&E /1/                                                   4,782                  51,885
 Pinnacle West Capital                                      1,030                  29,355
 PPL                                                        1,969                  68,147
 Progress Energy                                            2,690                 112,227
 Public Service Enterprise Group                            2,512                  71,969
 Southern                                                   8,619                 255,984
 Teco Energy                                                2,105                  31,154
 TXU                                                        3,385                  48,575
 XCEL Energy                                                4,840                  50,336
                                                                                2,307,666
ELECTRICAL COMPONENTS & EQUIPMENT (0.00%)
 Power-One /1/                                                970                   5,220
ELECTRONIC COMPONENTS-MISCELLANEOUS (0.04%)
 Sanmina /1/                                                6,380                  19,650
 Solectron /1/                                             10,019                  22,543
                                                                                   42,193
                                                         Shares
                                                          Held                  Value
------------------------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
ELECTRONIC COMPONENTS-SEMICONDUCTOR (2.16%)
                                                                             $
 Advanced Micro Devices /1/                                 4,163                  25,561
 Altera /1/                                                 4,644                  54,428
 Applied Micro Circuits /1/                                 3,661                  14,351
 Broadcom /1/                                               3,331                  39,905
 Intel                                                     81,067               1,402,459
 LSI Logic /1/                                              4,522                  26,680
 Micron Technology /1/                                      7,341                 117,456
 National Semiconductor /1/                                 2,198                  29,189
 Nvidia /1/                                                 1,861                  22,146
 PMC - Sierra /1/                                           2,034                   9,906
 QLogic /1/                                                 1,134                  39,474
 Texas Instruments                                         21,086                 334,424
 Xilinx /1/                                                 4,104                  77,935
                                                                                2,193,914
ELECTRONIC CONNECTORS (0.01%)
 Thomas & Betts /1/                                           708                  11,724
ELECTRONIC FORMS (0.07%)
 Adobe Systems                                              2,918                  68,982
ELECTRONIC MEASUREMENT INSTRUMENTS (0.10%)
 Agilent Technologies /1/                                   5,646                  77,633
 Tektronix /1/                                              1,084                  19,154
                                                                                   96,787
ENGINEERING-RESEARCH & DEVELOPMENT SERVICES (0.02%)
 Fluor                                                        980                  23,177
ENGINES-INTERNAL COMBUSTION (0.01%)
 Cummins Engine                                               502                  12,028
ENTERPRISE SOFTWARE & SERVICE (0.89%)
 BMC Software /1/                                           2,932                  46,736
 Computer Associates International                          7,025                 104,392
 Novell /1/                                                 4,429                  10,762
 Oracle /1/                                                66,084                 677,361
 Peoplesoft /1/                                             3,796                  68,708
                                                                                  907,959
ENTERTAINMENT SOFTWARE (0.11%)
 Electronic Arts /1/                                        1,693                 110,248
FIDUCIARY BANKS (0.63%)
 Bank of New York                                           8,833                 229,658
 Mellon Financial                                           5,291                 149,682
 Northern Trust                                             2,695                  93,840
 State Street                                               3,941                 163,039
                                                                                  636,219
FILTRATION & SEPARATION PRODUCTS (0.03%)
 Pall                                                       1,492                  25,916
FINANCE-CONSUMER LOANS (0.32%)
 Household International                                    5,531                 131,417
 SLM                                                        1,880                 193,151
                                                                                  324,568
FINANCE-CREDIT CARD (0.99%)
 American Express                                          16,163                 587,848
 Capital One Financial                                      2,693                  82,056
 MBNA                                                      15,539                 315,597
                                                         Shares
                                                          Held                  Value
------------------------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
FINANCE-CREDIT CARD (CONTINUED)
                                                                             $
 Providian Financial                                        3,513                  15,633
                                                                                1,001,134
FINANCE-INVESTMENT BANKER & BROKER (1.55%)
 Bear Stearns                                               1,199                  73,199
 Goldman Sachs Group                                        5,856                 419,289
 Lehman Brothers Holdings                                   2,961                 157,732
 Merrill Lynch                                             10,525                 399,424
 Morgan Stanley Dean Witter                                13,329                 518,765
                                                                                1,568,409
FINANCE-MORTGAGE LOAN/BANKER (1.39%)
 Countrywide Credit Industries                              1,526                  76,773
 Federal Home Loan Mortgage                                 8,461                 521,028
 Federal National Mortgage Association                     12,101                 809,073
                                                                                1,406,874
FINANCIAL GUARANTEE INSURANCE (0.21%)
 AMBAC Financial Group                                      1,286                  79,475
 MBIA                                                       1,788                  78,046
 MGIC Investment                                            1,248                  52,366
                                                                                  209,887
FOOD (0.11%)
 Archer-Daniels-Midland                                     7,924                 107,925
FOOD-CONFECTIONERY (0.25%)
 Hershey Foods                                              1,661                 108,081
 Wm. Wrigley Jr.                                            2,740                 144,590
                                                                                  252,671
FOOD-MISCELLANEOUS/DIVERSIFIED (0.95%)
 Campbell Soup                                              4,988                 105,147
 Conagra Foods                                              6,532                 158,401
 General Mills                                              4,472                 184,783
 H.J. Heinz                                                 4,268                 137,259
 Kellogg                                                    4,987                 158,886
 Sara Lee                                                   9,541                 217,821
                                                                                  962,297
FOOD-RETAIL (0.40%)
 Albertson's                                                4,949                 110,412
 Kroger                                                     9,593                 142,360
 Safeway /1/                                                5,673                 131,047
 Winn-Dixie Stores                                          1,709                  25,669
                                                                                  409,488
FOOD-WHOLESALE & DISTRIBUTION (0.28%)
 Supervalu                                                  1,625                  27,300
 Sysco                                                      8,067                 255,563
                                                                                  282,863
FORESTRY (0.05%)
 Plum Creek Timber                                          2,247                  50,805
GAS-DISTRIBUTION (0.15%)
 KeySpan                                                    1,719                  62,795
 Nicor                                                        534                  16,575
 Peoples Energy                                               430                  15,631
 Sempra Energy                                              2,490                  55,129
                                                                                  150,130
                                                         Shares
                                                          Held                  Value
------------------------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
GOLD MINING (0.12%)
                                                                             $
 Newmont Mining                                             4,882                 120,683
HEALTH CARE COST CONTAINMENT (0.10%)
 McKesson                                                   3,527                 105,140
HOME DECORATION PRODUCTS (0.10%)
 Newell Rubbermaid                                          3,249                 105,333
HOME FURNISHINGS (0.05%)
 Leggett & Platt                                            2,381                  49,644
HOTELS & MOTELS (0.20%)
 Hilton Hotels                                              4,572                  56,236
 Marriott International                                     2,940                  90,934
 Starwood Hotels & Resorts Worldwide                        2,424                  56,479
                                                                                  203,649
HUMAN RESOURCES (0.03%)
 Robert Half International /1/                              2,130                  35,571
IDENTIFICATION SYSTEM-DEVELOPMENT (0.02%)
 Symbol Technologies                                        2,790                  24,133
INDEPENDENT POWER PRODUCER (0.02%)
 Calpine /1/                                                4,581                   9,162
 Mirant /1/                                                 4,888                  10,460
                                                                                   19,622
INDUSTRIAL AUTOMATION & ROBOTS (0.04%)
 Rockwell International                                     2,259                  37,386
INDUSTRIAL GASES (0.23%)
 Air Products & Chemicals                                   2,763                 122,125
 Praxair                                                    1,962                 106,929
                                                                                  229,054
INSTRUMENTS-CONTROLS (0.18%)
 Johnson Controls                                           1,079                  84,162
 Parker Hannifin                                            1,434                  62,566
 Thermo Electron /1/                                        2,024                  37,221
                                                                                  183,949
INSTRUMENTS-SCIENTIFIC (0.12%)
 Applied Biosystems Group                                   2,582                  52,234
 Millipore                                                    587                  19,964
 PerkinElmer                                                1,520                  10,579
 Waters /1/                                                 1,595                  40,162
                                                                                  122,939
INSURANCE BROKERS (0.36%)
 Aon                                                        3,317                  60,800
 Marsh & McLennan                                           6,515                 304,316
                                                                                  365,116
INTERNET BROKERS (0.15%)
 Charles Schwab                                            16,600                 152,388
INVESTMENT MANAGEMENT & ADVISORY SERVICES (0.18%)
 Franklin Resources                                         3,160                 104,248
 Stilwell Financial                                         2,704                  31,664
 T. Rowe Price Group                                        1,489                  42,035
                                                                                  177,947
                                                         Shares
                                                          Held                  Value
------------------------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
LEISURE & RECREATION PRODUCTS (0.02%)
                                                                             $
 Brunswick                                                  1,095                  22,535
LIFE & HEALTH INSURANCE (0.66%)
 Aflac                                                      6,290                 191,468
 Jefferson-Pilot                                            1,797                  72,149
 John Hancock Financial Services                            3,530                 103,429
 Lincoln National                                           2,239                  68,312
 Principal Financial Group /1/                              4,218                 118,315
 Torchmark                                                  1,449                  51,874
 UnumProvident                                              2,935                  60,226
                                                                                  665,773
LINEN SUPPLY & RELATED ITEMS (0.10%)
 Cintas                                                     2,066                  97,660
MACHINERY-CONSTRUCTION & MINING (0.17%)
 Caterpillar                                                4,185                 170,957
MACHINERY-FARM (0.13%)
 Deere                                                      2,899                 134,485
MACHINERY-GENERAL INDUSTRY (0.14%)
 Dover                                                      2,465                  61,822
 Ingersoll-Rand                                             2,057                  80,223
 McDermott International /1/                                  770                   2,734
                                                                                  144,779
MEDICAL INFORMATION SYSTEM (0.05%)
 IMS Health                                                 3,450                  51,888
MEDICAL INSTRUMENTS (1.11%)
 Biomet                                                     3,202                  94,331
 Boston Scientific /1/                                      4,948                 186,193
 Guidant /1/                                                3,718                 109,941
 Medtronic                                                 14,758                 661,158
 St. Jude Medical /1/                                       2,150                  76,562
                                                                                1,128,185
MEDICAL PRODUCTS (2.61%)
 Baxter International                                       7,334                 183,497
 Becton Dickinson                                           3,122                  92,130
 Johnson & Johnson                                         36,189               2,126,104
 Stryker                                                    2,404                 151,692
 Zimmer Holdings /1/                                        2,368                  97,609
                                                                                2,651,032
MEDICAL-BIOMEDICAL/GENE (0.94%)
 Amgen /1/                                                 15,546                 723,822
 Biogen /1/                                                 1,805                  66,225
 Chiron /1/                                                 2,297                  90,732
 Genzyme /1/                                                2,606                  72,577
                                                                                  953,356
MEDICAL-DRUGS (7.25%)
 Abbott Laboratories                                       19,001                 795,572
 Allergan                                                   1,571                  85,541
 Bristol-Myers Squibb                                      23,559                 579,787
 Eli Lilly                                                 13,664                 758,352
 Forest Laboratories /1/                                    2,185                 214,108
 King Pharmaceuticals /1/                                   2,963                  45,482
 Medimmune /1/                                              3,048                  77,876
 Merck                                                     27,361               1,484,061
                                                         Shares
                                                          Held                  Value
------------------------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
MEDICAL-DRUGS (CONTINUED)
                                                                             $
 Pfizer                                                    75,285               2,391,804
 Schering-Plough                                           17,835                 380,777
 Wyeth                                                     16,117                 539,920
                                                                                7,353,280
MEDICAL-GENERIC DRUGS (0.04%)
 Watson Pharmaceutical /1/                                  1,299                  35,710
MEDICAL-HMO (0.67%)
 Aetna                                                      1,827                  73,628
 Anthem /1/                                                 1,714                 107,982
 Humana /1/                                                 2,061                  25,103
 UnitedHealth Group                                         3,690                 335,605
 Wellpoint Health Networks /1/                              1,771                 133,197
                                                                                  675,515
MEDICAL-HOSPITALS (0.49%)
 HCA                                                        6,304                 274,161
 Health Management Associates /1/                           2,899                  55,429
 Tenet Healthcare /1/                                       5,945                 170,919
                                                                                  500,509
MEDICAL-NURSING HOMES (0.02%)
 Manor Care /1/                                             1,195                  23,625
MEDICAL-WHOLESALE DRUG DISTRIBUTION (0.46%)
 AmerisourceBergen                                          1,288                  91,641
 Cardinal Health                                            5,492                 380,102
                                                                                  471,743
METAL PROCESSORS & FABRICATION (0.02%)
 Worthington Industries                                     1,041                  19,612
METAL-ALUMINUM (0.22%)
 Alcoa                                                     10,267                 226,490
METAL-COPPER (0.03%)
 Phelps Dodge                                               1,080                  33,502
METAL-DIVERSIFIED (0.02%)
 Freeport-McMoran Copper & Gold /1/                         1,762                  21,496
MISCELLANEOUS INVESTING (0.28%)
 Equity Office Properties Trust                             5,092                 122,615
 Equity Residential Properties Trust                        3,351                  79,486
 Simon Property Group                                       2,256                  77,042
                                                                                  279,143
MONEY CENTER BANKS (2.33%)
 Bank of America                                           18,276               1,275,665
 JP Morgan Chase                                           24,250                 503,188
 Wachovia                                                  16,679                 580,262
                                                                                2,359,115
MOTORCYCLE & MOTOR SCOOTER (0.19%)
 Harley-Davidson                                            3,676                 192,255
MULTI-LINE INSURANCE (3.19%)
 Allstate                                                   8,582                 341,392
 American International Group                              31,753               1,986,150
 Cigna                                                      1,703                  61,546
 Cincinnati Financial                                       1,969                  74,802
 Hartford Financial Services                                3,011                 118,934
                                                         Shares
                                                          Held                  Value
------------------------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
MULTI-LINE INSURANCE (CONTINUED)
                                                                             $
 Loews                                                      2,263                  97,626
 MetLife                                                    8,536                 203,840
 Prudential Financial /1/                                   7,056                 206,035
 Safeco                                                     1,553                  55,225
 St. Paul                                                   2,752                  90,266
                                                                                3,235,816
MULTIMEDIA (2.56%)
 AOL Time Warner /1/                                       54,287                 800,733
 Gannett                                                    3,245                 246,393
 McGraw-Hill                                                2,359                 152,156
 Meredith                                                     602                  27,421
 Viacom /1/                                                21,463                 957,464
 Walt Disney                                               24,823                 414,544
                                                                                2,598,711
NETWORKING PRODUCTS (1.07%)
 Cisco Systems /1/                                         88,992                 994,931
 Lucent Technologies                                       41,751                  51,354
 Network Appliance /1/                                      4,092                  36,709
                                                                                1,082,994
NON-HAZARDOUS WASTE DISPOSAL (0.19%)
 Allied Waste Industries /1/                                2,397                  19,535
 Waste Management                                           7,439                 171,246
                                                                                  190,781
OFFICE AUTOMATION & EQUIPMENT (0.15%)
 Pitney Bowes                                               2,899                  97,262
 Xerox /1/                                                  8,880                  58,963
                                                                                  156,225
OFFICE SUPPLIES & FORMS (0.08%)
 Avery Dennison                                             1,335                  83,090
OIL & GAS DRILLING (0.22%)
 Nabors Industries /1/                                      1,755                  61,372
 Noble /1/                                                  1,631                  52,714
 Rowan                                                      1,140                  23,245
 Transocean Sedco Forex                                     3,881                  85,304
                                                                                  222,635
OIL COMPANY-EXPLORATION & PRODUCTION (0.52%)
 Anadarko Petroleum                                         3,022                 134,600
 Apache                                                     1,748                  94,497
 Burlington Resources                                       2,447                 100,817
 Devon Energy                                               1,902                  96,051
 EOG Resources                                              1,412                  52,286
 Kerr-McGee                                                 1,220                  53,070
                                                                                  531,321
OIL COMPANY-INTEGRATED (4.33%)
 Amerada Hess                                               1,084                  55,609
 ChevronTexaco                                             12,990                 878,514
 ConocoPhillips                                             8,229                 399,107
 Exxon Mobil                                               82,191               2,766,549
 Marathon Oil                                               3,768                  78,751
 Occidental Petroleum                                       4,577                 130,582
 Unocal                                                     3,132                  86,568
                                                                                4,395,680
                                                         Shares
                                                          Held                  Value
------------------------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
OIL REFINING & MARKETING (0.05%)
                                                                             $
 Ashland                                                      837                  21,971
 Sunoco                                                       927                  27,792
                                                                                   49,763
OIL-FIELD SERVICES (0.54%)
 Baker Hughes                                               4,103                 119,192
 BJ Services /1/                                            1,906                  57,809
 Halliburton                                                5,307                  85,867
 Schlumberger                                               7,022                 281,653
                                                                                  544,521
OPTICAL SUPPLIES (0.02%)
 Bausch & Lomb                                                655                  20,370
PAPER & RELATED PRODUCTS (0.46%)
 Boise Cascade                                                708                  16,843
 Georgia-Pacific                                            2,800                  34,160
 International Paper                                        5,859                 204,655
 Louisiana-Pacific                                          1,271                   8,567
 MeadWestvaco                                               2,431                  50,929
 Temple-Inland                                                651                  26,704
 Weyerhaeuser                                               2,662                 120,589
                                                                                  462,447
PHARMACEUTICALS (0.66%)
 Pharmacia                                                 15,691                 674,713
PHOTO EQUIPMENT & SUPPLIES (0.12%)
 Eastman Kodak                                              3,548                 116,907
PHYSICAL THERAPY & REHABILITATION CENTERS (0.02%)
 Healthsouth /1/                                            4,820                  20,967
PIPELINES (0.12%)
 Dynegy                                                     4,491                   3,054
 El Paso                                                    7,113                  55,126
 Kinder Morgan                                              1,480                  54,183
 Williams                                                   6,281                  11,808
                                                                                  124,171
POWER CONVERTER & SUPPLY EQUIPMENT (0.03%)
 American Power Conversion /1/                              2,384                  30,801
PRINTING-COMMERCIAL (0.03%)
 R.R. Donnelley & Sons                                      1,377                  27,609
PROPERTY & CASUALTY INSURANCE (0.64%)
 ACE                                                        3,190                  98,093
 Chubb                                                      2,089                 117,840
 Progressive                                                2,647                 145,585
 Travelers Property Casualty /1/                           12,162                 164,430
 XL Capital                                                 1,650                 125,648
                                                                                  651,596
PUBLISHING-NEWSPAPERS (0.36%)
 Dow Jones                                                  1,022                  35,893
 Knight Ridder                                              1,011                  60,842
 New York Times                                             1,843                  89,219
 Tribune                                                    3,674                 176,536
                                                                                  362,490
REGIONAL BANKS (3.67%)
 Bank One                                                  14,273                 550,510
                                                         Shares
                                                          Held                  Value
------------------------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
REGIONAL BANKS (CONTINUED)
                                                                             $
 Comerica                                                   2,125                  92,778
 Fifth Third Bancorp                                        7,059                 448,246
 FleetBoston Financial                                     12,742                 298,035
 Huntington Bancshares                                      2,925                  55,312
 KeyCorp                                                    5,187                 126,718
 National City                                              7,432                 201,630
 PNC Financial Services Group                               3,453                 140,399
 Suntrust Banks                                             3,466                 210,871
 Union Planters                                             2,431                  68,700
 US Bancorp                                                23,284                 491,060
 Wells Fargo                                               20,661               1,042,761
                                                                                3,727,020
RETAIL-APPAREL & SHOE (0.25%)
 Gap                                                       10,579                 124,515
 Limited                                                    6,339                  99,332
 Nordstrom                                                  1,642                  32,709
                                                                                  256,556
RETAIL-AUTO PARTS (0.11%)
 Autozone /1/                                               1,281                 109,871
RETAIL-BEDDING (0.12%)
 Bed Bath & Beyond /1/                                      3,551                 125,918
RETAIL-BUILDING PRODUCTS (1.21%)
 Home Depot                                                28,657                 827,614
 Lowe's                                                     9,465                 394,975
                                                                                1,222,589
RETAIL-CONSUMER ELECTRONICS (0.15%)
 Best Buy /1/                                               3,908                  80,544
 Circuit City Stores                                        2,553                  25,300
 RadioShack                                                 2,086                  43,598
                                                                                  149,442
RETAIL-DISCOUNT (3.64%)
 Big Lots /1/                                               1,409                  23,389
 Costco Wholesale /1/                                       5,531                 187,667
 Dollar General                                             4,052                  56,566
 Family Dollar Stores                                       2,107                  64,875
 Target                                                    11,034                 332,344
 TJX                                                        6,564                 134,693
 Wal-Mart Stores                                           54,101               2,897,109
                                                                                3,696,643
RETAIL-DRUG STORE (0.54%)
 CVS                                                        4,774                 132,383
 Walgreen                                                  12,460                 420,525
                                                                                  552,908
RETAIL-JEWELRY (0.05%)
 Tiffany                                                    1,771                  46,365
RETAIL-MAJOR DEPARTMENT STORE (0.24%)
 J.C. Penney                                                3,251                  61,932
 May Department Stores                                      3,503                  81,795
 Sears Roebuck                                              3,842                 100,891
                                                                                  244,618
RETAIL-OFFICE SUPPLIES (0.14%)
 Office Depot /1/                                           3,759                  54,092
                                                         Shares
                                                          Held                  Value
------------------------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
RETAIL-OFFICE SUPPLIES (CONTINUED)
                                                                             $
 Staples /1/                                                5,685                  88,118
                                                                                  142,210
RETAIL-REGIONAL DEPARTMENT STORE (0.33%)
 Dillards                                                   1,025                  16,902
 Federated Department Stores /1/                            2,449                  75,184
 Kohls /1/                                                  4,094                 239,295
                                                                                  331,381
RETAIL-RESTAURANTS (0.55%)
 Darden Restaurants                                         2,083                  39,535
 McDonald's                                                15,510                 280,886
 Starbucks /1/                                              4,722                 112,148
 Wendy's International                                      1,405                  44,510
 Yum! Brands /1/                                            3,611                  81,356
                                                                                  558,435
RETAIL-TOY STORE (0.03%)
 Toys R Us /1/                                              2,582                  25,794
RUBBER-TIRES (0.03%)
 Cooper Tire & Rubber                                         894                  11,631
 Goodyear Tire & Rubber                                     1,985                  14,093
                                                                                   25,724
SAVINGS & LOANS-THRIFTS (0.63%)
 Charter One Financial                                      2,791                  84,511
 Golden West Financial                                      1,878                 129,695
 Washington Mutual                                         11,766                 420,752
                                                                                  634,958
SCHOOLS (0.09%)
 Apollo Group /1/                                           2,110                  87,565
SEMICONDUCTOR COMPONENT-INTEGRATED CIRCUITS (0.35%)
 Analog Devices /1/                                         4,447                 119,179
 Linear Technology                                          3,859                 106,663
 Maxim Integrated Products /1/                              3,927                 125,036
                                                                                  350,878
SEMICONDUCTOR EQUIPMENT (0.46%)
 Applied Materials /1/                                     20,009                 300,735
 Kla-Tencor /1/                                             2,299                  81,867
 Novellus Systems /1/                                       1,764                  55,743
 Teradyne /1/                                               2,225                  26,945
                                                                                  465,290
STEEL-PRODUCERS (0.05%)
 Nucor                                                        950                  40,033
 United States Steel                                        1,238                  15,908
                                                                                   55,941
STEEL-SPECIALTY (0.01%)
 Allegheny Technologies                                       980                   6,713
TELECOMMUNICATION EQUIPMENT (0.42%)
 ADC Telecommunications /1/                                 9,686                  15,304
 Andrew /1/                                                 1,192                  10,251
 Comverse Technology /1/                                    2,273                  16,366
 Qualcomm /1/                                               9,451                 326,248
 Scientific-Atlanta                                         1,904                  23,248
                                                         Shares
                                                          Held                  Value
------------------------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
TELECOMMUNICATION EQUIPMENT (CONTINUED)
                                                                             $
 Tellabs /1/                                                5,003                  38,423
                                                                                  429,840
TELECOMMUNICATION EQUIPMENT-FIBER OPTICS (0.08%)
 CIENA /1/                                                  5,250                  19,320
 Corning /1/                                               11,575                  21,645
 JDS Uniphase /1/                                          16,561                  37,113
                                                                                   78,078
TELECOMMUNICATION SERVICES (0.01%)
 Avaya /1/                                                  4,401                   8,802
TELEPHONE-INTEGRATED (3.95%)
 Alltel                                                     3,782                 188,003
 AT&T                                                      46,768                 609,855
 BellSouth                                                 22,765                 595,305
 CenturyTel                                                 1,724                  48,841
 Citizens Communications /1/                                3,432                  28,554
 Qwest Communications International                        20,396                  69,142
 SBC Communications                                        40,442               1,037,742
 Sprint                                                    10,858                 134,856
 Sprint PCS /1/                                            12,125                  42,195
 Verizon Communications                                    33,185               1,253,066
                                                                                4,007,559
TELEVISION (0.07%)
 Univision Communications /1/                               2,786                  72,185
TOBACCO (1.14%)
 Philip Morris                                             25,710               1,047,683
 RJ Reynolds Tobacco Holdings                               1,088                  44,118
 UST                                                        2,058                  62,954
                                                                                1,154,755
TOOLS-HAND HELD (0.10%)
 Black & Decker                                               979                  45,778
 Snap-On                                                      709                  18,470
 Stanley Works                                              1,041                  33,697
                                                                                   97,945
TOYS (0.12%)
 Hasbro                                                     2,105                  21,513
 Mattel                                                     5,312                  97,528
                                                                                  119,041
TRANSPORT-RAIL (0.46%)
 Burlington Northern Santa Fe                               4,627                 119,053
 CSX                                                        2,588                  71,429
 Norfolk Southern                                           4,723                  95,404
 Union Pacific                                              3,074                 181,520
                                                                                  467,406
TRANSPORT-SERVICES (0.99%)
 FedEx                                                      3,619                 192,494
 United Parcel Service                                     13,578                 814,816
                                                                                1,007,310
TRAVEL SERVICES (0.03%)
 Sabre Holdings /1/                                         1,761                  33,776
TRUCKING & LEASING (0.02%)
 Ryder System                                                 756                  17,350
                                                         Shares
                                                          Held                  Value
------------------------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
WEB PORTALS (0.11%)
                                                                             $
 Yahoo /1/                                                  7,304                 108,976
WIRELESS EQUIPMENT (0.25%)
 Motorola                                                  27,962                 256,412
                                             TOTAL COMMON STOCKS               99,372,221

                                                       Principal
                                                         Amount                 Value
------------------------------------------------------------------------------------------------
COMMERCIAL PAPER (1.70%)
FINANCE-MORTGAGE LOAN/BANKER (1.70%)
 Investment in Joint Trading Account; Federal
  Home Loan Bank System
                                                       $                     $
  1.72%; 11/01/02                                       1,726,301               1,726,301
                                          TOTAL COMMERCIAL PAPER                1,726,301
                                                                             ------------

                            TOTAL PORTFOLIO INVESTMENTS (99.69%)              101,098,522
CASH AND RECEIVABLES, NET OF LIABILITIES (0.31%)                                  318,344
                                      TOTAL NET ASSETS (100.00%)             $101,416,866
                                                                             --------------

/1/ Non-income producing security.
/2/ Security or a portion of the security was pledged to cover margin requirements for futures contracts.

See accompanying notes.

                            SCHEDULE OF INVESTMENTS
                              LARGECAP VALUE FUND

                                OCTOBER 31, 2002

                                                   Shares
                                                    Held                  Value
-----------------------------------------------------------------------------------------
COMMON STOCKS (95.45%)
AEROSPACE & DEFENSE EQUIPMENT (3.22%)
                                                                       $
 Lockheed Martin                                      9,790                566,841
 United Technologies                                 10,950                675,286
                                                                         1,242,127
APPLICATIONS SOFTWARE (0.48%)
 Intuit /1/                                           3,580                185,874
BUILDING-RESIDENTIAL & COMMERCIAL (1.00%)
 Lennar                                               7,010                386,742
CASINO HOTELS (1.82%)
 Harrah's Entertainment /1/                           3,810                160,020
 MGM Mirage                                           6,810                211,791
 Park Place Entertainment /1/                        45,890                332,702
                                                                           704,513
CHEMICALS-DIVERSIFIED (2.76%)
 E.I. Du Pont de Nemours                             19,880                820,050
 Hercules /1/                                        11,420                109,632
 Rohm & Haas                                          4,130                137,405
                                                                         1,067,087
COMMERCIAL BANKS (5.41%)
 Amsouth Bancorp                                     20,960                410,816
 Commerce Bancshares                                  8,920                370,983
 First Tennessee National                            12,210                452,746
 North Fork Bancorp.                                 11,480                441,521
 UnionBanCal                                          9,700                414,190
                                                                         2,090,256
COMMERCIAL SERVICE-FINANCE (0.44%)
 H&R Block                                            3,830                169,975
COMMERCIAL SERVICES (0.28%)
 Alliance Data Systems /1/                            6,310                107,270
COMPUTER SERVICES (1.09%)
 Computer Sciences /1/                               13,050                421,385
COMPUTERS (0.41%)
 Hewlett-Packard                                      9,940                157,052
COMPUTERS-MEMORY DEVICES (0.42%)
 EMC /1/                                             31,810                162,549
CONSUMER PRODUCTS-MISCELLANEOUS (1.71%)
 American Greetings                                   7,170                107,837
 Clorox                                               9,650                433,574
 Fortune Brands                                       2,360                118,142
                                                                           659,553
CONTAINERS-METAL & GLASS (1.25%)
 Ball                                                 7,860                380,660
 Owens-Illinois /1/                                   8,680                104,073
                                                                           484,733
CONTAINERS-PAPER & PLASTIC (0.58%)
 Pactiv /1/                                           8,250                163,680
 Sealed Air /1/                                       3,990                 61,127
                                                                           224,807
COSMETICS & TOILETRIES (3.92%)
 Gillette                                            16,550                494,514
 Kimberly-Clark                                       3,030                156,045
                                                   Shares
                                                    Held                  Value
-----------------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
COSMETICS & TOILETRIES (CONTINUED)
                                                                       $
 Procter & Gamble                                     9,780                865,041
                                                                         1,515,600
DATA PROCESSING & MANAGEMENT (0.84%)
 Acxiom /1/                                          25,700                323,820
DIVERSIFIED FINANCIAL SERVICES (1.60%)
 Citigroup                                           16,710                617,434
DIVERSIFIED MANUFACTURING OPERATIONS (0.77%)
 3M                                                   2,330                295,770
E-COMMERCE-SERVICES (0.62%)
 WebMD /1/                                           37,980                239,654
ELECTRIC-INTEGRATED (6.36%)
 Edison International /1/                            46,470                467,023
 Entergy                                             13,190                581,547
 Exelon                                              13,760                693,504
 PPL                                                 10,800                373,788
 Progress Energy                                      5,970                249,068
 TXU                                                  6,530                 93,706
                                                                         2,458,636
ELECTRONIC COMPONENTS-SEMICONDUCTOR (0.35%)
 LSI Logic /1/                                       22,630                133,517
ELECTRONICS-MILITARY (0.27%)
 L-3 Communications Holdings /1/                      2,260                106,220
FINANCE-INVESTMENT BANKER & BROKER (2.97%)
 Bear Stearns                                         6,920                422,466
 Merrill Lynch                                       19,120                725,604
                                                                         1,148,070
FOOD-MISCELLANEOUS/DIVERSIFIED (0.34%)
 Dole Food                                            4,420                129,860
FOOD-RETAIL (0.46%)
 Winn-Dixie Stores                                   11,940                179,339
FOOD-WHOLESALE & DISTRIBUTION (0.23%)
 Supervalu                                            5,230                 87,864
INSTRUMENTS-CONTROLS (0.45%)
 Johnson Controls                                     2,230                173,940
INTERNET BROKERS (0.98%)
 E*trade Group /1/                                   84,080                378,360
INTERNET SECURITY (1.02%)
 CheckFree /1/                                       24,120                392,674
MEDICAL STERILIZATION PRODUCT (0.39%)
 Steris /1/                                           5,740                152,282
MEDICAL-DRUGS (0.31%)
 ICN Pharmaceuticals                                 14,460                120,741
MEDICAL-GENERIC DRUGS (0.36%)
 Mylan Laboratories                                   4,400                138,468
MEDICAL-HMO (0.40%)
 Aetna                                                3,790                152,737
                                                   Shares
                                                    Held                  Value
-----------------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
MISCELLANEOUS INVESTING (1.91%)
                                                                       $
 Annaly Mortgage Management                          20,280                355,509
 Mack-Cali Realty                                    13,270                383,370
                                                                           738,879
MONEY CENTER BANKS (3.96%)
 Bank of America                                     21,910              1,529,318
MULTI-LINE INSURANCE (2.87%)
 Allstate                                             3,840                152,755
 Cigna                                                5,880                212,503
 MetLife                                             14,460                345,305
 Old Republic International                          13,400                399,454
                                                                         1,110,017
MULTIMEDIA (3.86%)
 Belo                                                11,100                256,410
 Gannett                                              9,120                692,482
 McGraw-Hill                                          6,660                429,570
 Walt Disney                                          6,650                111,055
                                                                         1,489,517
NETWORKING PRODUCTS (1.47%)
 Emulex /1/                                          31,740                569,733
OFFICE AUTOMATION & EQUIPMENT (1.62%)
 Ikon Office Solutions                               22,520                159,442
 Xerox /1/                                           70,350                467,124
                                                                           626,566
OIL COMPANY-EXPLORATION & PRODUCTION (1.72%)
 Apache                                               7,690                415,721
 Newfield Exploration /1/                             7,140                249,829
                                                                           665,550
OIL COMPANY-INTEGRATED (6.94%)
 ChevronTexaco                                        2,440                165,017
 ConocoPhillips                                       2,280                110,580
 Exxon Mobil                                         58,210              1,959,348
 Occidental Petroleum                                15,590                444,783
                                                                         2,679,728
PROPERTY & CASUALTY INSURANCE (2.18%)
 Fidelity National Financial                         13,800                416,760
 Progressive                                          7,770                427,350
                                                                           844,110
PUBLISHING-NEWSPAPERS (0.93%)
 Tribune                                              7,500                360,375
REGIONAL BANKS (8.57%)
 Bank One                                            22,020                849,311
 Union Planters                                      15,060                425,596
 US Bancorp                                          42,070                887,256
 Wells Fargo                                         22,770              1,149,202
                                                                         3,311,365
RETAIL-HOME FURNISHINGS (0.60%)
 Pier 1 Imports                                      12,280                231,478
RETAIL-MAJOR DEPARTMENT STORE (0.90%)
 Sears Roebuck                                       13,250                347,945
                                                   Shares
                                                    Held                  Value
-----------------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
RETAIL-RESTAURANTS (0.95%)
                                                                       $
 McDonald's                                          20,250                366,728
SAVINGS & LOANS-THRIFTS (1.01%)
 Greenpoint Financial                                 9,000                392,130
TELECOMMUNICATION EQUIPMENT (0.68%)
 UTStarcom /1/                                       15,310                261,495
TELEPHONE-INTEGRATED (5.33%)
 Alltel                                               7,050                350,455
 AT&T                                                71,080                926,883
 Level 3 Communications /1/                          36,670                174,513
 SBC Communications                                   4,250                109,055
 Sprint                                              24,610                305,656
 Verizon Communications                               5,050                190,688
                                                                         2,057,250
TOBACCO (0.37%)
 Philip Morris                                        3,530                143,848
TOOLS-HAND HELD (0.44%)
 Black & Decker                                       3,610                168,804
TRANSPORT-RAIL (2.80%)
 Norfolk Southern                                    21,600                436,320
 Union Pacific                                       10,930                645,416
                                                                         1,081,736
TRANSPORT-SERVICES (1.69%)
 FedEx                                               12,270                652,641
WIRELESS EQUIPMENT (1.14%)
 Motorola                                            47,840                438,693
                                       TOTAL COMMON STOCKS              36,876,815

                                                 Principal
                                                   Amount                 Value
-----------------------------------------------------------------------------------------
COMMERCIAL PAPER (4.33%)
FINANCE-MORTGAGE LOAN/BANKER (4.33%)
 Investment in Joint Trading Account;
  Federal Home Loan Bank System
                                                 $                     $
  1.72%; 11/01/02                                 1,671,669              1,671,669
                                    TOTAL COMMERCIAL PAPER               1,671,669
                                                                       -----------

                      TOTAL PORTFOLIO INVESTMENTS (99.78%)              38,548,484
CASH AND RECEIVABLES, NET OF LIABILITIES (0.22%)                            84,344
                                TOTAL NET ASSETS (100.00%)             $38,632,828
                                                                       -------------

/1/  Non-income producing security.
                                      204

See accompanying notes.

                            SCHEDULE OF INVESTMENTS
                               MIDCAP BLEND FUND

                                OCTOBER 31, 2002

                                                 Shares
                                                  Held               Value
------------------------------------------------------------------------------------
COMMON STOCKS (90.42%)
AEROSPACE & DEFENSE (2.68%)
                                                                   $
 Northrop Grumman                                 1,630               168,102
 Raytheon                                         6,700               197,650
 Rockwell Collins                                 6,400               144,192
                                                                      509,944
AEROSPACE & DEFENSE EQUIPMENT (1.75%)
 Alliant Techsystems /1/                          5,530               332,629
APPAREL MANUFACTURERS (0.67%)
 Polo Ralph Lauren /1/                            6,700               127,568
APPLICATIONS SOFTWARE (0.44%)
 Intuit /1/                                       1,630                84,630
BEVERAGES-NON-ALCOHOLIC (0.68%)
 Coca-Cola Enterprises                            5,400               128,736
BUILDING PRODUCTS-AIR & HEATING (0.51%)
 American Standard /1/                            1,470                98,049
BUILDING PRODUCTS-WOOD (1.35%)
 Rayonier                                         6,100               257,298
CASINO SERVICES (2.35%)
 International Game Technology /1/                5,940               446,747
COMMERCIAL BANKS (4.98%)
 M&T Bank                                         3,100               253,952
 Marshall & Ilsley                                1,820                51,251
 North Fork Bancorp.                              5,020               193,069
 TCF Financial                                   10,620               450,713
                                                                      948,985
COMMERCIAL SERVICE-FINANCE (3.18%)
 Deluxe                                           4,800               221,856
 Dun & Bradstreet /1/                             7,800               285,090
 H&R Block                                        2,220                98,524
                                                                      605,470
COMMERCIAL SERVICES (1.84%)
 Arbitron /1/                                     6,770               231,195
 Servicemaster                                   11,730               120,233
                                                                      351,428
COMPUTER SERVICES (1.85%)
 DST Systems /1/                                  2,790                85,793
 Sungard Data Systems /1/                         7,820               173,369
 Unisys /1/                                      10,600                92,538
                                                                      351,700
COMPUTERS-INTEGRATED SYSTEMS (0.41%)
 Diebold                                          2,200                78,430
CONSUMER PRODUCTS-MISCELLANEOUS (0.84%)
 Dial                                             7,500               159,450
COSMETICS & TOILETRIES (0.92%)
 International Flavors & Fragrances               5,200               174,460
DATA PROCESSING & MANAGEMENT (0.41%)
 SEI Investments                                  2,900                77,401
DENTAL SUPPLIES & EQUIPMENT (0.97%)
 Dentsply International                           5,000               184,600
                                                 Shares
                                                  Held               Value
------------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
DIVERSIFIED MANUFACTURING OPERATIONS (0.88%)
                                                                   $
 Cooper Industries                                2,790                87,857
 ITT Industries                                   1,240                80,575
                                                                      168,432
DIVERSIFIED OPERATORS-COMMERCIAL SERVICE (0.50%)
 Viad                                             4,900                95,158
ELECTRIC-INTEGRATED (3.40%)
 Alliant Energy                                   7,100               113,742
 Ameren                                           6,477               261,671
 Exelon                                           3,360               169,344
 Scana                                            3,500               102,130
                                                                      646,887
ELECTRONIC COMPONENTS-MISCELLANEOUS (0.31%)
 Gentex /1/                                       2,000                58,960
FINANCE-CONSUMER LOANS (1.14%)
 SLM                                              2,110               216,781
FINANCE-INVESTMENT BANKER & BROKER (0.32%)
 Lehman Brothers Holdings                         1,160                61,793
FINANCE-MORTGAGE LOAN/BANKER (0.53%)
 Countrywide Credit Industries                    2,019               101,576
FINANCIAL GUARANTEE INSURANCE (0.40%)
 PMI Group                                        2,560                76,288
FOOD-CONFECTIONERY (0.79%)
 Hershey Foods                                    2,300               149,661
FOOD-DAIRY PRODUCTS (0.65%)
 Dean Foods /1/                                   3,300               123,717
FOOD-MISCELLANEOUS/DIVERSIFIED (0.82%)
 McCormick                                        7,000               155,680
FORESTRY (0.73%)
 Plum Creek Timber                                6,114               138,238
GOLD MINING (1.78%)
 Barrick Gold                                     5,700                85,899
 Newmont Mining                                  10,240               253,133
                                                                      339,032
HOSPITAL BEDS & EQUIPMENT (1.20%)
 Hillenbrand Industries                           4,378               227,656
INSTRUMENTS-CONTROLS (0.41%)
 Johnson Controls                                 1,010                78,780
INVESTMENT MANAGEMENT & ADVISORY SERVICES (1.03%)
 Federated Investors                              2,480                66,464
 John Nuveen                                      4,800               130,080
                                                                      196,544
LIFE & HEALTH INSURANCE (1.41%)
 Aflac                                            4,160               126,630
 Nationwide Financial Services                    2,030                56,231
 Torchmark                                        2,370                84,846
                                                                      267,707
                                                 Shares
                                                  Held               Value
------------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
LOTTERY SERVICES (1.16%)
                                                                   $
 Gtech Holdings /1/                               8,495               220,870
MACHINERY-PUMPS (0.47%)
 Graco                                            3,300                90,255
MEDICAL INFORMATION SYSTEM (1.33%)
 IMS Health                                      16,810               252,822
MEDICAL INSTRUMENTS (4.65%)
 Beckman Coulter                                  4,420               123,097
 Biomet                                           6,350               187,071
 Boston Scientific /1/                            6,300               237,069
 Edwards Lifesciences /1/                         5,700               146,433
 St. Jude Medical /1/                             5,400               192,294
                                                                      885,964
MEDICAL PRODUCTS (1.04%)
 Varian Medical Systems /1/                       4,100               197,702
MEDICAL-HMO (0.39%)
 Anthem /1/                                       1,190                74,970
MEDICAL-HOSPITALS (2.40%)
 Health Management Associates /1/                12,700               242,824
 Universal Health Services /1/                    4,440               215,251
                                                                      458,075
MEDICAL-WHOLESALE DRUG DISTRIBUTION (1.20%)
 AmerisourceBergen                                3,210               228,392
METAL-DIVERSIFIED (0.58%)
 Freeport-McMoran Copper & Gold /1/               9,100               111,020
MISCELLANEOUS INVESTING (8.19%)
 AMB Property                                     8,880               237,984
 Boston Properties                                2,260                80,682
 Chelsea Property Group                           3,200               104,160
 Equity Residential Properties Trust              9,749               231,246
 Hospitality Properties Trust                     4,400               143,968
 Kimco Realty                                     9,300               281,790
 Prologis Trust                                   8,800               212,960
 Public Storage                                   6,050               177,991
 United Dominion Realty Trust                     6,200                89,466
                                                                    1,560,247
NON-HAZARDOUS WASTE DISPOSAL (1.17%)
 Republic Services /1/                           10,800               222,264
OIL COMPANY-EXPLORATION & PRODUCTION (1.25%)
 Apache                                           1,175                63,520
 Devon Energy                                     3,460               174,730
                                                                      238,250
OIL COMPANY-INTEGRATED (0.53%)
 Marathon Oil                                     4,830               100,947
OIL FIELD MACHINERY & EQUIPMENT (0.36%)
 National-Oilwell /1/                             3,290                68,597
OIL-FIELD SERVICES (1.13%)
 BJ Services /1/                                  3,840               116,467
 Weatherford International /1/                    2,460                98,499
                                                                      214,966
                                                 Shares
                                                  Held               Value
------------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
PAPER & RELATED PRODUCTS (0.61%)
                                                                   $
 Boise Cascade                                    4,900               116,571
PIPELINES (0.77%)
 Questar                                          5,700               147,060
POWER CONVERTER & SUPPLY EQUIPMENT (0.47%)
 American Power Conversion /1/                    6,900                89,148
PRINTING-COMMERCIAL (0.90%)
 Valassis Communications /1/                      6,640               171,312
PROPERTY & CASUALTY INSURANCE (1.63%)
 Fidelity National Financial                      9,425               284,635
 Leucadia National                                  700                26,257
                                                                      310,892
PUBLICLY TRADED INVESTMENT FUND (7.59%)
 iShares Russell 2000 Index Fund                  3,420               255,303
 iShares S&P MidCap 400 Fund                      2,440               207,351
 iShares S&P SmallCap 600 Index Fund              2,840               272,214
 Standard & Poor's MidCap 400 Depository
  Receipts                                        9,140               710,178
                                                                    1,445,046
REINSURANCE (1.37%)
 Everest Re Group                                 4,500               261,090
RETAIL-JEWELRY (0.53%)
 Tiffany                                          3,840               100,531
SAVINGS & LOANS-THRIFTS (1.92%)
 Charter One Financial                            8,400               254,352
 Golden State Bancorp                             3,010               110,738
                                                                      365,090
TOBACCO (4.48%)
 RJ Reynolds Tobacco Holdings                     7,760               314,668
 UST                                             17,600               538,384
                                                                      853,052
TOYS (1.06%)
 Mattel                                          10,980               201,593
WATER (1.11%)
 American Water Works                             4,720               211,362
                                   TOTAL COMMON STOCKS             17,218,503


COMMERCIAL PAPER (9.46%)
FINANCE-MORTGAGE LOAN/BANKER (9.46%)
 Investment in Joint Trading Account; Federal Home
  Loan Bank System
                                                           $                      $
  1.72%; 11/01/02                                            1,801,313              1,801,313
                                               TOTAL COMMERCIAL PAPER               1,801,313
                                                                                  -----------

                      TOTAL PORTFOLIO INVESTMENTS (99.88%)     19,019,816
CASH AND RECEIVABLES, NET OF LIABILITIES (0.12%)               23,181
                                TOTAL NET ASSETS (100.00%)     $19,042,997
                                                              ------------

/1 /Non-income producing security.
See accompanying notes.

                            SCHEDULE OF INVESTMENTS
                               MIDCAP GROWTH FUND

                                OCTOBER 31, 2002

                                                   Shares
                                                    Held                 Value
----------------------------------------------------------------------------------------
COMMON STOCKS (95.92%)
APPAREL MANUFACTURERS (0.71%)
                                                                       $
 Jones Apparel Group /1/                              1,200                41,568
APPLICATIONS SOFTWARE (2.76%)
 Intuit /1/                                           1,610                83,591
 J.D. Edwards /1/                                     4,150                49,219
 Mercury Interactive /1/                              1,130                29,798
                                                                          162,608
AUTO/TRUCK PARTS & EQUIPMENT-ORIGINAL (0.44%)
 ArvinMeritor                                         1,700                25,755
BATTERIES & BATTERY SYSTEMS (0.92%)
 Energizer Holdings /1/                               1,820                54,309
BEVERAGES-NON-ALCOHOLIC (0.91%)
 Coca-Cola Enterprises                                1,620                38,621
 Pepsi Bottling Group                                   550                14,822
                                                                           53,443
BUILDING PRODUCTS-AIR & HEATING (0.42%)
 American Standard /1/                                  370                24,679
BUILDING-RESIDENTIAL & COMMERCIAL (0.35%)
 NVR /1/                                                 60                20,340
CABLE TV (0.42%)
 USA Networks /1/                                       985                24,911
CASINO HOTELS (1.22%)
 Harrah's Entertainment /1/                           1,100                46,200
 MGM Mirage                                             830                25,813
                                                                           72,013
CELLULAR TELECOMMUNICATIONS (0.75%)
 Nextel Communications /1/                            3,910                44,105
CIRCUIT BOARDS (0.47%)
 Jabil Circuit /1/                                    1,800                27,774
COATINGS & PAINT (0.55%)
 Valspar                                                770                32,163
COMMERCIAL BANKS (2.28%)
 Commerce Bancorp.                                      490                22,496
 Greater Bay Bancorp                                  1,190                18,136
 North Fork Bancorp.                                  1,500                57,690
 TCF Financial                                          840                35,649
                                                                          133,971
COMMERCIAL SERVICE-FINANCE (5.74%)
 Deluxe                                               1,640                75,801
 Dun & Bradstreet /1/                                 2,190                80,045
 Equifax                                              2,970                69,973
 H&R Block                                            1,400                62,132
 Moody's                                              1,060                49,926
                                                                          337,877
COMPUTER AIDED DESIGN (0.40%)
 Cadence Design Systems /1/                           2,300                23,299
COMPUTER SERVICES (2.28%)
 Affiliated Computer Services /1/                     1,390                64,009
 BISYS Group /1/                                      1,800                32,220
                                                   Shares
                                                    Held                 Value
----------------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
COMPUTER SERVICES (CONTINUED)
                                                                       $
 Sungard Data Systems /1/                             1,710                37,911
                                                                          134,140
COMPUTERS-INTEGRATED SYSTEMS (1.87%)
 Brocade Communications System /1/                    2,950                20,267
 Diebold                                              1,040                37,076
 Synopsys /1/                                         1,390                52,611
                                                                          109,954
COMPUTERS-MEMORY DEVICES (1.16%)
 Storage Technology /1/                               1,740                30,763
 Veritas Software /1/                                 2,470                37,668
                                                                           68,431
COMPUTERS-PERIPHERAL EQUIPMENT (1.22%)
 Lexmark International /1/                            1,210                71,898
CONSUMER PRODUCTS-MISCELLANEOUS (0.70%)
 Clorox                                                 910                40,886
CONTAINERS-METAL & GLASS (0.67%)
 Ball                                                   810                39,228
CONTAINERS-PAPER & PLASTIC (0.28%)
 Sealed Air /1/                                       1,070                16,392
COSMETICS & TOILETRIES (0.48%)
 Alberto-Culver                                         550                28,391
DATA PROCESSING & MANAGEMENT (0.73%)
 Global Payments /1/                                  1,510                42,658
DECISION SUPPORT SOFTWARE (0.20%)
 NetIQ /1/                                              830                11,711
DENTAL SUPPLIES & EQUIPMENT (1.23%)
 Dentsply International                               1,960                72,363
DIAGNOSTIC KITS (0.97%)
 Diagnostic Products                                  1,380                56,925
DISTRIBUTION-WHOLESALE (0.48%)
 Ingram Micro /1/                                     1,980                28,373
DIVERSIFIED MANUFACTURING OPERATIONS (1.40%)
 Danaher                                                920                53,222
 SPX /1/                                                700                29,407
                                                                           82,629
E-COMMERCE-SERVICES (0.99%)
 Expedia /1/                                            470                31,800
 Ticketmaster /1/                                     1,120                26,432
                                                                           58,232
ELECTRONIC COMPONENTS-SEMICONDUCTOR (4.85%)
 Broadcom /1/                                         2,100                25,158
 Fairchild Semiconductor International /1/            3,300                39,270
 Intersil Holding /1/                                 2,890                49,101
 Microchip Technology /1/                             3,290                80,276
 National Semiconductor /1/                           2,150                28,552
 QLogic /1/                                             720                25,063
 Xilinx /1/                                           1,990                37,790
                                                                          285,210
                                                   Shares
                                                    Held                 Value
----------------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
ELECTRONIC MEASUREMENT INSTRUMENTS (0.45%)
                                                                       $
 Agilent Technologies /1/                             1,920                26,400
ELECTRONICS-MILITARY (0.85%)
 L-3 Communications Holdings /1/                      1,070                50,290
ENTERPRISE SOFTWARE & SERVICE (0.85%)
 BEA Systems /1/                                      1,990                16,097
 Sybase /1/                                           2,650                33,947
                                                                           50,044
ENTERTAINMENT SOFTWARE (0.83%)
 Activision /1/                                         670                13,735
 Electronic Arts /1/                                    540                35,165
                                                                           48,900
FILTRATION & SEPARATION PRODUCTS (0.87%)
 Donaldson                                            1,620                51,143
FINANCE-INVESTMENT BANKER & BROKER (0.47%)
 Legg Mason                                             600                27,876
FOOD-CONFECTIONERY (0.44%)
 Hershey Foods                                          400                26,028
GOLD MINING (0.63%)
 Newmont Mining                                       1,490                36,833
HEALTH CARE COST CONTAINMENT (2.47%)
 Caremark Rx /1/                                      3,775                66,818
 McKesson                                             2,630                78,400
                                                                          145,218
HOME DECORATION PRODUCTS (0.39%)
 Newell Rubbermaid                                      710                23,018
HOME FURNISHINGS (0.62%)
 La-Z-Boy                                             1,540                36,652
HOTELS & MOTELS (0.55%)
 Marriott International                               1,050                32,477
INSTRUMENTS-SCIENTIFIC (0.89%)
 Fisher Scientific International /1/                  1,840                52,624
INTERNET FINANCIAL SERVICES (0.46%)
 IndyMac Bancorp /1/                                  1,460                27,214
INTERNET SECURITY (1.89%)
 CheckFree /1/                                        2,000                32,560
 Symantec /1/                                         1,960                78,400
                                                                          110,960
INVESTMENT MANAGEMENT & ADVISORY SERVICES (1.34%)
 Federated Investors                                  1,860                49,848
 Neuberger Berman                                       630                18,497
 Stilwell Financial                                     910                10,656
                                                                           79,001
LOTTERY SERVICES (0.70%)
 Gtech Holdings /1/                                   1,590                41,340
MEDICAL INSTRUMENTS (1.96%)
 Edwards Lifesciences /1/                             1,920                49,325
                                                   Shares
                                                    Held                 Value
----------------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
MEDICAL INSTRUMENTS (CONTINUED)
                                                                       $
 St. Jude Medical /1/                                 1,860                66,234
                                                                          115,559
MEDICAL LABORATORY & TESTING SERVICE (1.09%)
 Quest Diagnostics /1/                                1,000                63,830
MEDICAL PRODUCTS (2.43%)
 Becton Dickinson                                     2,380                70,234
 Stryker                                                290                18,299
 Zimmer Holdings /1/                                  1,320                54,410
                                                                          142,943
MEDICAL-BIOMEDICAL/GENE (2.45%)
 Affymetrix /1/                                         940                24,534
 Biogen /1/                                           1,100                40,359
 Chiron /1/                                             950                37,525
 Invitrogen /1/                                       1,490                41,452
                                                                          143,870
MEDICAL-DRUGS (3.39%)
 Allergan                                               740                40,293
 Cephalon /1/                                         1,300                65,312
 King Pharmaceuticals /1/                             2,670                40,984
 Medimmune /1/                                        1,010                25,806
 SICOR /1/                                            1,830                27,249
                                                                          199,644
MEDICAL-GENERIC DRUGS (1.45%)
 Barr Laboratories /1/                                  540                31,768
 Mylan Laboratories                                   1,700                53,499
                                                                           85,267
MEDICAL-HMO (3.79%)
 Health Net /1/                                       3,130                73,242
 Oxford Health Plans /1/                              1,250                44,450
 Wellpoint Health Networks /1/                        1,400               105,294
                                                                          222,986
MEDICAL-HOSPITALS (1.45%)
 Health Management Associates /1/                     1,850                35,372
 Universal Health Services /1/                        1,030                49,934
                                                                           85,306
MEDICAL-WHOLESALE DRUG DISTRIBUTION (1.09%)
 AmerisourceBergen                                      900                64,035
MULTIMEDIA (0.45%)
 E.W. Scripps                                           340                26,245
NETWORKING PRODUCTS (1.04%)
 Emulex /1/                                             860                15,437
 Network Appliance /1/                                5,130                46,021
                                                                           61,458
OIL & GAS DRILLING (1.72%)
 Ensco International                                  2,130                57,595
 Helmerich & Payne                                      790                22,365
 Nabors Industries /1/                                  615                21,507
                                                                          101,467
OIL COMPANY-EXPLORATION & PRODUCTION (3.49%)
 Cimarex Energy                                         415                 6,599
 Forest Oil /1/                                         790                19,710
                                                   Shares
                                                    Held                 Value
----------------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
OIL COMPANY-EXPLORATION & PRODUCTION (CONTINUED)
                                                                       $
 Newfield Exploration /1/                             1,140                39,889
 Noble Energy                                         1,110                40,393
 Ocean Energy                                         2,690                50,115
 Pogo Producing                                       1,350                48,667
                                                                          205,373
OIL-FIELD SERVICES (0.63%)
 BJ Services /1/                                      1,230                37,306
RADIO (1.96%)
 COX Radio /1/                                          970                23,028
 Cumulus Media /1/                                    2,060                35,308
 Westwood One /1/                                     1,570                56,991
                                                                          115,327
RENTAL-AUTO & EQUIPMENT (0.63%)
 Rent-A-Center /1/                                      830                36,811
RETAIL-APPAREL & SHOE (1.64%)
 Abercrombie & Fitch /1/                              1,565                27,888
 Ross Stores                                          1,640                68,634
                                                                           96,522
RETAIL-AUTO PARTS (1.12%)
 Autozone /1/                                           770                66,043
RETAIL-CONSUMER ELECTRONICS (0.68%)
 RadioShack                                           1,920                40,128
RETAIL-DISCOUNT (0.79%)
 Dollar Tree Stores /1/                               1,770                46,533
RETAIL-HOME FURNISHINGS (0.51%)
 Pier 1 Imports                                       1,580                29,783
RETAIL-MAIL ORDER (0.47%)
 Williams-Sonoma /1/                                  1,160                27,608
RETAIL-OFFICE SUPPLIES (1.31%)
 Staples /1/                                          4,960                76,880
RETAIL-RESTAURANTS (1.83%)
 CBRL Group                                           1,330                31,162
 Darden Restaurants                                   1,590                30,178
 Yum! Brands /1/                                      2,060                46,412
                                                                          107,752
SEMICONDUCTOR EQUIPMENT (0.74%)
 Kla-Tencor /1/                                       1,230                43,800
TELECOMMUNICATION EQUIPMENT (0.51%)
 UTStarcom /1/                                        1,770                30,232
TELECOMMUNICATION EQUIPMENT-FIBER OPTICS (0.35%)
 CIENA /1/                                            5,570                20,498
TELECOMMUNICATION SERVICES (0.00%)
 McLeodUSA /1/                                      109,825                     -
TELEPHONE-INTEGRATED (0.67%)
 Citizens Communications /1/                          2,450                20,384
 Level 3 Communications /1/                           3,965                18,870
                                                                           39,254
                                                   Shares
                                                    Held                 Value
----------------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
THERAPEUTICS (0.70%)
                                                                       $
 Gilead Sciences /1/                                  1,180                40,993
TOOLS-HAND HELD (1.03%)
 Black & Decker                                       1,300                60,788
TRANSPORT-TRUCK (0.38%)
 Swift Transportation /1/                             1,380                22,204
TRAVEL SERVICES (1.62%)
 Hotels.com /1/                                       1,225                76,379
 Sabre Holdings /1/                                     990                18,988
                                                                           95,367
                                       TOTAL COMMON STOCKS              5,644,066

                                                 Principal
                                                   Amount                Value
----------------------------------------------------------------------------------------
COMMERCIAL PAPER (4.04%)
FINANCE-MORTGAGE LOAN/BANKER (4.04%)
 Investment in Joint Trading Account;
  Federal Home Loan Bank System
                                                 $                     $
  1.72%; 11/01/02                                   237,910               237,910
                                    TOTAL COMMERCIAL PAPER                237,910
                                                                       ----------

                      TOTAL PORTFOLIO INVESTMENTS (99.96%)              5,881,976
CASH AND RECEIVABLES, NET OF LIABILITIES (0.04%)                            2,236
                                TOTAL NET ASSETS (100.00%)             $5,884,212
                                                                       ------------


 /1/ Non-income producing security.
 See accompanying notes.

                            SCHEDULE OF INVESTMENTS
                           MIDCAP S&P 400 INDEX FUND

                                OCTOBER 31, 2002

                                                     Shares
                                                      Held                  Value
-------------------------------------------------------------------------------------------
COMMON STOCKS (94.67%)
AEROSPACE & DEFENSE (0.14%)
                                                                         $
 Titan /1/                                              1,834                 23,640
AEROSPACE & DEFENSE EQUIPMENT (0.05%)
 Sequa /1/                                                245                  9,435
AGRICULTURAL CHEMICALS (0.17%)
 IMC Global                                             2,705                 29,755
AIRLINES (0.08%)
 Alaska Air Group /1/                                     625                 13,525
APPAREL MANUFACTURERS (0.36%)
 Coach /1/                                              2,087                 62,088
APPLICATIONS SOFTWARE (0.28%)
 Keane /1/                                              1,779                 14,659
 National Instruments /1/                               1,212                 34,772
                                                                              49,431
AUCTION HOUSE & ART DEALER (0.06%)
 Sotheby's Holdings /1/                                 1,447                 10,983
AUDIO & VIDEO PRODUCTS (0.13%)
 Polycom /1/                                            2,348                 23,128
AUTO/TRUCK PARTS & EQUIPMENT-ORIGINAL (0.86%)
 ArvinMeritor                                           1,598                 24,210
 Borg Warner                                              628                 28,247
 Lear /1/                                               1,546                 56,506
 Modine Manufacturing                                     791                 13,835
 Superior Industries International                        625                 26,544
                                                                             149,342
BATTERIES & BATTERY SYSTEMS (0.36%)
 Energizer Holdings /1/                                 2,071                 61,799
BEVERAGES-NON-ALCOHOLIC (0.32%)
 PepsiAmericas                                          3,619                 55,552
BEVERAGES-WINE & SPIRITS (0.31%)
 Constellation Brands /1/                               2,102                 53,244
BUILDING & CONSTRUCTION-MISCELLANEOUS (0.07%)
 Dycom Industries /1/                                   1,125                 12,229
BUILDING PRODUCTS-AIR & HEATING (0.13%)
 York International                                       928                 21,827
BUILDING PRODUCTS-CEMENT & AGGREGATE (0.18%)
 Martin Marietta Materials                              1,148                 31,960
BUILDING PRODUCTS-WOOD (0.16%)
 Rayonier                                                 653                 27,544
BUILDING-HEAVY CONSTRUCTION (0.09%)
 Granite Construction                                     977                 15,652
BUILDING-MAINTENANCE & SERVICE (0.10%)
 Rollins                                                  711                 16,815
BUILDING-MOBIL HOME & MANUFACTURE HOUSING (0.21%)
 Clayton Homes                                          3,241                 36,688
BUILDING-RESIDENTIAL & COMMERCIAL (0.87%)
 DR Horton                                              3,447                 66,423
                                                     Shares
                                                      Held                  Value
-------------------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
BUILDING-RESIDENTIAL & COMMERCIAL (CONTINUED)
                                                                         $
 Lennar                                                 1,522                 83,969
                                                                             150,392
CAPACITORS (0.10%)
 Kemet /1/                                              2,027                 17,777
CASINO HOTELS (0.56%)
 Mandalay Resort Group /1/                              1,609                 45,519
 Park Place Entertainment /1/                           7,097                 51,453
                                                                              96,972
CELLULAR TELECOMMUNICATIONS (0.10%)
 Price Communications /1/                               1,282                 17,102
CHEMICALS-DIVERSIFIED (0.46%)
 Lyondell Chemical                                      3,761                 47,012
 Olin                                                   1,325                 21,545
 Solutia                                                2,466                 10,974
                                                                              79,531
CHEMICALS-PLASTICS (0.07%)
 A. Schulman                                              692                 12,110
CHEMICALS-SPECIALTY (1.30%)
 Albemarle                                                980                 27,558
 Cabot                                                  1,446                 34,241
 Cabot Microelectronics /1/                               570                 25,872
 Crompton                                               2,674                 17,729
 Cytec Industries /1/                                     927                 22,443
 Ferro                                                    948                 23,198
 H.B. Fuller                                              667                 18,989
 Lubrizol                                               1,210                 35,090
 Minerals Technologies                                    474                 20,813
                                                                             225,933
COAL (0.29%)
 Arch Coal                                              1,232                 21,388
 Peabody Energy                                         1,155                 29,741
                                                                              51,129
COATINGS & PAINT (0.52%)
 RPM                                                    2,702                 40,692
 Valspar                                                1,177                 49,163
                                                                              89,855
COMMERCIAL BANKS (6.70%)
 Associated Banc                                        1,779                 59,703
 Bank of Hawaii                                         1,602                 47,451
 Banknorth Group                                        3,489                 80,840
 City National                                          1,177                 53,259
 Colonial Bancgroup                                     2,904                 34,732
 Commerce Bancorp.                                      1,583                 72,676
 Compass Bancshares                                     3,030                 97,869
 First Virginia Banks                                   1,689                 63,219
 FirstMerit                                             1,992                 45,517
 Greater Bay Bancorp                                    1,207                 18,395
 Hibernia                                               3,720                 73,321
 M&T Bank                                               2,161                177,029
 Mercantile Bankshares                                  1,640                 63,862
 National Commerce Financial                            4,853                118,801
 Provident Financial Group                              1,146                 29,785
 Silicon Valley Bancshares /1/                          1,045                 19,636
                                                     Shares
                                                      Held                  Value
-------------------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
COMMERCIAL BANKS (CONTINUED)
                                                                         $
 TCF Financial                                          1,758                 74,610
 Westamerica Bancorp.                                     790                 33,559
                                                                           1,164,264
COMMERCIAL SERVICE-FINANCE (0.37%)
 Dun & Bradstreet /1/                                   1,747                 63,853
COMMERCIAL SERVICES (0.09%)
 Plexus /1/                                               988                 10,601
 Quanta Services /1/                                    1,432                  4,554
                                                                              15,155
COMPUTER AIDED DESIGN (0.36%)
 Cadence Design Systems /1/                             6,250                 63,312
COMPUTER SERVICES (1.90%)
 Affiliated Computer Services /1/                       3,102                142,847
 Bisys Group /1/                                        2,807                 50,245
 Ceridian /1/                                           3,493                 48,134
 DST Systems /1/                                        2,821                 86,746
 Sykes Enterprises /1/                                    951                  3,157
                                                                             331,129
COMPUTERS-INTEGRATED SYSTEMS (1.05%)
 Diebold                                                1,695                 60,427
 Jack Henry & Associates                                2,128                 21,874
 McData /1/                                             2,668                 17,555
 Mentor Graphics /1/                                    1,554                 14,752
 Synopsys /1/                                           1,795                 67,941
                                                                             182,549
COMPUTERS-MEMORY DEVICES (0.50%)
 Quantum /1/                                            3,709                 10,979
 Sandisk /1/                                            1,617                 31,968
 Storage Technology /1/                                 2,492                 44,058
                                                                              87,005
COMPUTERS-PERIPHERAL EQUIPMENT (0.03%)
 InFocus /1/                                              925                  5,420
CONSULTING SERVICES (0.09%)
 Gartner /1/                                            1,947                 15,693
CONSUMER PRODUCTS-MISCELLANEOUS (0.45%)
 Blyth                                                  1,090                 30,738
 Dial                                                   2,231                 47,431
                                                                              78,169
CONTAINERS-PAPER & PLASTIC (0.60%)
 Longview Fibre                                         1,202                  8,173
 Packaging Corp. of America /1/                         2,455                 42,668
 Sonoco Products                                        2,270                 53,345
                                                                             104,186
DATA PROCESSING & MANAGEMENT (1.57%)
 Acxiom /1/                                             2,071                 26,095
 Ascential Software /1/                                 5,840                 14,133
 Certegy /1/                                            1,628                 34,188
 Choicepoint /1/                                        2,014                 76,250
 CSG Systems International /1/                          1,211                 15,596
 Reynolds & Reynolds                                    1,633                 38,653
                                                     Shares
                                                      Held                  Value
-------------------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
DATA PROCESSING & MANAGEMENT (CONTINUED)
                                                                         $
 SEI Investments                                        2,544                 67,899
                                                                             272,814
DECISION SUPPORT SOFTWARE (0.04%)
 Wind River Systems /1/                                 1,859                  6,730
DENTAL SUPPLIES & EQUIPMENT (0.87%)
 Dentsply International                                 1,841                 67,970
 Patterson Dental /1/                                   1,603                 82,570
                                                                             150,540
DIAGNOSTIC EQUIPMENT (0.17%)
 Cytyc /1/                                              2,890                 30,229
DIRECT MARKETING (0.38%)
 Catalina Marketing /1/                                 1,285                 24,865
 Harte-Hanks Communications                             2,165                 41,308
                                                                              66,173
DISTRIBUTION-WHOLESALE (0.59%)
 Fastenal                                               1,785                 60,601
 Tech Data /1/                                          1,327                 42,397
                                                                             102,998
DIVERSIFIED MANUFACTURING OPERATIONS (1.93%)
 Carlisle                                                 716                 26,685
 Federal Signal                                         1,121                 18,934
 FMC /1/                                                  825                 25,237
 Harsco                                                   953                 24,445
 Lancaster Colony                                         861                 39,133
 Pentair                                                1,158                 38,260
 Pittston Brink's Group                                 1,276                 27,013
 SPX /1/                                                1,922                 80,743
 Teleflex                                                 924                 38,863
 Trinity Industries                                     1,080                 16,956
                                                                             336,269
DIVERSIFIED OPERATORS-COMMERCIAL SERVICE (0.23%)
 Viad                                                   2,099                 40,763
ELECTRIC PRODUCTS-MISCELLANEOUS (0.19%)
 Ametek                                                   775                 27,350
 GrafTech International /1/                             1,313                  5,147
                                                                              32,497
ELECTRIC-INTEGRATED (4.96%)
 Allete                                                 2,005                 42,947
 Alliant Energy                                         2,139                 34,267
 Black Hills                                              632                 16,653
 Cleco                                                  1,107                 15,443
 DPL                                                    2,977                 41,083
 DQE                                                    1,743                 27,783
 Energy East                                            3,400                 72,420
 Great Plains Energy                                    1,457                 32,855
 Hawaiian Electric Industries                             856                 40,977
 Idacorp                                                  887                 23,071
 MDU Resources Group                                    1,681                 41,470
 Northeast Utilities                                    3,214                 48,371
 NSTAR                                                  1,247                 52,312
 OGE Energy                                             1,839                 29,332
 Pepco Holdings                                         3,842                 79,529
 PNM Resources                                            920                 20,286
                                                     Shares
                                                      Held                  Value
-------------------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
ELECTRIC-INTEGRATED (CONTINUED)
                                                                         $
 Puget Energy                                           2,060                 43,857
 Scana                                                  2,576                 75,168
 Sierra Pacific Resources                               2,403                 14,370
 Westar Energy                                          1,684                 18,271
 Wisconsin Energy                                       2,708                 62,230
 WPS Resources                                            747                 28,901
                                                                             861,596
ELECTRONIC COMPONENTS-MISCELLANEOUS (0.53%)
 Gentex /1/                                             1,784                 52,592
 Vishay Intertechnology /1/                             3,757                 38,697
                                                                              91,289
ELECTRONIC COMPONENTS-SEMICONDUCTOR (1.73%)
 Cree /1/                                               1,711                 29,515
 Fairchild Semiconductor International /1/              2,753                 32,761
 International Rectifier /1/                            1,495                 25,819
 Intersil Holding /1/                                   3,211                 54,555
 Lattice Semiconductor /1/                              2,581                 17,473
 Microchip Technology /1/                               4,751                115,924
 Semtech /1/                                            1,718                 24,275
                                                                             300,322
ELECTRONIC PARTS DISTRIBUTION (0.33%)
 Arrow Electronics /1/                                  2,363                 31,026
 Avnet                                                  2,816                 26,189
                                                                              57,215
ELECTRONICS-MILITARY (0.60%)
 L-3 Communications Holdings /1/                        2,211                103,917
ENGINEERING-RESEARCH & DEVELOPMENT SERVICES (0.22%)
 Jacobs Engineering Group /1/                           1,279                 38,741
ENTERPRISE SOFTWARE & SERVICE (0.29%)
 Advent Software /1/                                      769                 10,851
 Legato Systems /1/                                     2,703                  9,839
 Sybase /1/                                             2,284                 29,258
                                                                              49,948
ENTERTAINMENT SOFTWARE (0.18%)
 Activision /1/                                         1,569                 32,164
FIDUCIARY BANKS (0.54%)
 Investors Financial Services                           1,518                 46,557
 Wilmington Trust                                       1,545                 46,891
                                                                              93,448
FILTRATION & SEPARATION PRODUCTS (0.19%)
 Donaldson                                              1,038                 32,770
FINANCE-AUTO LOANS (0.15%)
 AmeriCredit /1/                                        3,495                 26,527
FINANCE-CREDIT CARD (0.02%)
 Metris                                                 1,363                  3,885
FINANCE-INVESTMENT BANKER & BROKER (1.18%)
 AG Edwards                                             1,869                 61,490
 Investment Technology Group /1/                        1,133                 36,143
 LaBranche /1/                                          1,388                 37,490
                                                     Shares
                                                      Held                  Value
-------------------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
FINANCE-INVESTMENT BANKER & BROKER (CONTINUED)
                                                                         $
 Legg Mason                                             1,526                 70,898
                                                                             206,021
FINANCIAL GUARANTEE INSURANCE (0.82%)
 PMI Group                                              2,124                 63,295
 Radian Group                                           2,231                 78,688
                                                                             141,983
FOOD-BAKING (0.15%)
 Interstate Bakeries                                    1,036                 25,807
FOOD-CONFECTIONERY (0.47%)
 J.M. Smucker                                           1,166                 42,687
 Tootsie Roll Industries                                1,215                 38,321
                                                                              81,008
FOOD-DAIRY PRODUCTS (0.79%)
 Dean Foods /1/                                         2,128                 79,779
 Dreyer's Grand Ice Cream                                 819                 57,846
                                                                             137,625
FOOD-MEAT PRODUCTS (0.68%)
 Hormel Foods                                           3,267                 79,061
 Smithfield Foods /1/                                   2,574                 40,000
                                                                             119,061
FOOD-MISCELLANEOUS/DIVERSIFIED (0.80%)
 Dole Food                                              1,319                 38,752
 McCormick                                              3,291                 73,192
 Sensient Technologies                                  1,113                 27,102
                                                                             139,046
FOOD-RETAIL (0.46%)
 Ruddick                                                1,092                 16,358
 Whole Foods Market /1/                                 1,353                 63,123
                                                                              79,481
FOOTWEAR & RELATED APPAREL (0.16%)
 Timberland /1/                                           882                 28,030
GAS-DISTRIBUTION (0.71%)
 AGL Resources                                          1,321                 31,044
 Oneok                                                  1,421                 26,914
 Vectren                                                1,594                 39,260
 WGL Holdings                                           1,142                 26,414
                                                                             123,632
GOLF (0.13%)
 Callaway Golf                                          1,787                 21,873
HEALTH CARE COST CONTAINMENT (0.36%)
 First Health Group /1/                                 2,383                 61,910
HOME FURNISHINGS (0.17%)
 Furniture Brands International /1/                     1,324                 29,936
HOSPITAL BEDS & EQUIPMENT (0.43%)
 Hillenbrand Industries                                 1,452                 75,504
HUMAN RESOURCES (0.59%)
 Kelly Services                                           834                 19,732
 Korn/Ferry International /1/                             890                  7,592
 Manpower                                               1,801                 61,414
                                                     Shares
                                                      Held                  Value
-------------------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
HUMAN RESOURCES (CONTINUED)
                                                                         $
 MPS Group /1/                                          2,414                 13,012
                                                                             101,750
INDUSTRIAL GASES (0.15%)
 Airgas /1/                                             1,677                 25,591
INSTRUMENTS-SCIENTIFIC (0.21%)
 FEI /1/                                                  763                 12,246
 Varian /1/                                               798                 23,469
                                                                              35,715
INSURANCE (0.21%)
 HCC Insurance Holdings                                 1,465                 35,936
INSURANCE BROKERS (0.32%)
 Arthur J. Gallagher                                    2,078                 55,732
INTERNET BROKERS (0.22%)
 E*trade Group /1/                                      8,600                 38,700
INTERNET FINANCIAL SERVICES (0.14%)
 IndyMac Bancorp /1/                                    1,341                 24,996
INTERNET INFRASTRUCTURE EQUIPMENT (0.12%)
 Avocent /1/                                            1,059                 21,180
INTERNET INFRASTRUCTURE SOFTWARE (0.02%)
 Retek /1/                                              1,239                  4,051
INTERNET SECURITY (1.45%)
 CheckFree /1/                                          1,837                 29,906
 Internet Security Systems /1/                          1,139                 21,026
 Network Associates /1/                                 3,669                 58,301
 RSA Security /1/                                       1,332                  5,954
 Symantec /1/                                           3,413                136,520
                                                                             251,707
INVESTMENT MANAGEMENT & ADVISORY SERVICES (0.74%)
 Eaton Vance                                            1,634                 46,912
 Neuberger Berman                                       1,644                 48,268
 Waddell & Reed Financial                               1,885                 32,987
                                                                             128,167
LIFE & HEALTH INSURANCE (0.80%)
 AmerUs Group                                             934                 26,806
 Mony Group                                             1,122                 28,689
 Protective Life                                        1,615                 46,157
 Stancorp Financial Group                                 696                 37,584
                                                                             139,236
LOTTERY SERVICES (0.20%)
 Gtech Holdings /1/                                     1,347                 35,022
MACHINERY TOOLS & RELATED PRODUCTS (0.15%)
 Kennametal                                               811                 25,279
MACHINERY-FARM (0.26%)
 AGCO /1/                                               1,754                 44,552
MACHINERY-GENERAL INDUSTRY (0.32%)
 Albany International                                     759                 16,083
 Nordson                                                  789                 20,443
                                                     Shares
                                                      Held                  Value
-------------------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
MACHINERY-GENERAL INDUSTRY (CONTINUED)
                                                                         $
 Tecumseh Products                                        435                 19,732
                                                                              56,258
MACHINERY-PRINT TRADE (0.19%)
 Imation /1/                                              823                 33,677
MACHINERY-PUMPS (0.09%)
 Flowserve /1/                                          1,299                 15,224
MEDICAL INSTRUMENTS (0.50%)
 Apogent Technologies /1/                               2,516                 45,741
 Beckman Coulter                                        1,454                 40,494
                                                                              86,235
MEDICAL LABORATORY & TESTING SERVICE (1.02%)
 Covance /1/                                            1,421                 31,660
 Quest Diagnostics /1/                                  2,292                146,298
                                                                             177,958
MEDICAL LASER SYSTEMS (0.06%)
 Visx /1/                                               1,256                 10,186
MEDICAL PRODUCTS (0.74%)
 Henry Schein /1/                                       1,030                 51,675
 Varian Medical Systems /1/                             1,601                 77,200
                                                                             128,875
MEDICAL STERILIZATION PRODUCT (0.25%)
 Steris /1/                                             1,620                 42,979
MEDICAL-BIOMEDICAL/GENE (1.60%)
 Charles River Laboratories International
  /1/                                                   1,052                 38,661
 Idec Pharmaceuticals /1/                               3,592                165,304
 Incyte Genomics /1/                                    1,589                  7,850
 Millennium Pharmaceuticals /1/                         6,693                 49,796
 Protein Design Labs /1/                                2,094                 17,380
                                                                             278,991
MEDICAL-DRUGS (1.08%)
 ICN Pharmaceuticals                                    1,946                 16,249
 IVAX /1/                                               4,578                 57,454
 Perrigo /1/                                            1,705                 21,483
 Sepracor /1/                                           1,979                 17,217
 SICOR /1/                                              2,732                 40,679
 Vertex Pharmaceuticals /1/                             1,788                 35,063
                                                                             188,145
MEDICAL-GENERIC DRUGS (0.88%)
 Barr Laboratories /1/                                  1,025                 60,301
 Mylan Laboratories                                     2,949                 92,805
                                                                             153,106
MEDICAL-HMO (0.96%)
 Health Net /1/                                         2,945                 68,913
 Oxford Health Plans /1/                                2,071                 73,645
 Pacificare Health Systems /1/                            835                 24,682
                                                                             167,240
MEDICAL-HOSPITALS (0.93%)
 LifePoint Hospitals /1/                                  928                 29,093
 Triad Hospitals /1/                                    1,746                 63,729
 Universal Health Services /1/                          1,408                 68,260
                                                                             161,082
                                                     Shares
                                                      Held                  Value
-------------------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
MEDICAL-OUTPATIENT & HOME MEDICAL CARE (0.67%)
                                                                         $
 Apria Healthcare Group /1/                             1,287                 31,390
 Lincare Holdings /1/                                   2,502                 85,243
                                                                             116,633
METAL PROCESSORS & FABRICATION (0.22%)
 Kaydon                                                   717                 14,318
 Precision Castparts                                    1,231                 23,894
                                                                              38,212
MISCELLANEOUS INVESTING (0.66%)
 Extended Stay America /1/                              2,206                 27,575
 Hospitality Properties Trust                           1,471                 48,131
 New Plan Excel Realty Trust                            2,279                 39,495
                                                                             115,201
MOTION PICTURES & SERVICES (0.09%)
 Macrovision /1/                                        1,200                 15,480
MULTI-LINE INSURANCE (1.14%)
 Allmerica Financial                                    1,249                 10,629
 American Financial Group                               1,621                 37,575
 Horace Mann Educators                                    961                 14,425
 Old Republic International                             2,834                 84,481
 Unitrin                                                1,595                 50,242
                                                                             197,352
MULTIMEDIA (0.52%)
 Belo                                                   2,640                 60,984
 Media General                                            545                 29,811
                                                                              90,795
NETWORKING PRODUCTS (0.20%)
 3Com /1/                                               8,438                 35,600
NON-HAZARDOUS WASTE DISPOSAL (0.46%)
 Republic Services /1/                                  3,850                 79,233
OFFICE FURNISHINGS-ORIGINAL (0.39%)
 Herman Miller                                          1,785                 32,219
 HON Industries                                         1,387                 35,438
                                                                              67,657
OFFICE SUPPLIES & FORMS (0.10%)
 Wallace Computer Services                                978                 17,907
OIL & GAS DRILLING (1.30%)
 Ensco International                                    3,501                 94,667
 Helmerich & Payne                                      1,176                 33,293
 Patterson-UTI Energy /1/                               1,857                 53,704
 Pride International /1/                                3,135                 43,514
                                                                             225,178
OIL COMPANY-EXPLORATION & PRODUCTION (2.23%)
 Cimarex Energy                                           625                  9,937
 Forest Oil /1/                                         1,105                 27,570
 Murphy Oil                                             1,078                 90,369
 Noble Energy                                           1,347                 49,017
 Ocean Energy                                           4,139                 77,110
 Pioneer Natural Resources /1/                          2,732                 67,945
 XTO Energy                                             2,704                 65,031
                                                                             386,979
                                                     Shares
                                                      Held                  Value
-------------------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
OIL FIELD MACHINERY & EQUIPMENT (1.31%)
                                                                         $
 Cooper Cameron /1/                                     1,275                 59,441
 FMC Technologies /1/                                   1,538                 28,453
 Grant Prideco /1/                                      2,617                 25,280
 National-Oilwell /1/                                   1,905                 39,719
 Smith International /1/                                2,385                 74,555
                                                                             227,448
OIL REFINING & MARKETING (0.50%)
 Valero Energy                                          2,489                 87,638
OIL-FIELD SERVICES (1.24%)
 Hanover Compressor /1/                                 1,545                 16,207
 Tidewater                                              1,425                 40,142
 Varco International /1/                                2,276                 37,417
 Weatherford International /1/                          3,061                122,563
                                                                             216,329
PAPER & RELATED PRODUCTS (0.49%)
 Bowater                                                1,300                 44,057
 P.H. Glatfelter                                        1,025                 12,361
 Potlatch                                                 669                 17,488
 Wausau-Mosinee Paper                                   1,212                 11,575
                                                                              85,481
PHARMACY SERVICES (1.17%)
 AdvancePCS /1/                                         2,176                 54,618
 Express Scripts /1/                                    1,852                100,656
 Omnicare                                               2,217                 48,175
                                                                             203,449
PIPELINES (1.04%)
 Aquila                                                 4,241                 15,692
 Equitable Resources                                    1,459                 51,940
 National Fuel Gas                                      1,885                 38,021
 Questar                                                1,926                 49,691
 Western Gas Resources                                    776                 25,693
                                                                             181,037
POULTRY (0.53%)
 Tyson Foods                                            8,311                 92,003
POWER CONVERTER & SUPPLY EQUIPMENT (0.27%)
 Hubbell                                                1,390                 47,190
PRINTING-COMMERCIAL (0.29%)
 Banta                                                    594                 18,295
 Valassis Communications /1/                            1,252                 32,302
                                                                              50,597
PROPERTY & CASUALTY INSURANCE (0.78%)
 Fidelity National Financial                            2,247                 67,860
 Leucadia National                                      1,302                 48,838
 Ohio Casualty /1/                                      1,427                 18,822
                                                                             135,520
PUBLISHING-BOOKS (0.23%)
 Scholastic /1/                                           919                 40,574
PUBLISHING-NEWSPAPERS (1.13%)
 Lee Enterprises                                        1,042                 34,073
 Washington Post                                          223                162,322
                                                                             196,395
                                                     Shares
                                                      Held                  Value
-------------------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
PUBLISHING-PERIODICALS (0.22%)
                                                                         $
 Readers Digest Association                             2,345                 38,130
RACETRACKS (0.28%)
 International Speedway                                 1,251                 48,714
RADIO (1.33%)
 Emmis Communications /1/                               1,247                 27,209
 Entercom Communications /1/                            1,171                 57,637
 Hispanic Broadcasting /1/                              2,558                 54,997
 Westwood One /1/                                       2,513                 91,222
                                                                             231,065
REINSURANCE (0.40%)
 Everest Re Group                                       1,206                 69,972
RENTAL-AUTO & EQUIPMENT (0.06%)
 United Rentals /1/                                     1,802                 10,992
RESORTS & THEME PARKS (0.06%)
 Six Flags /1/                                          2,176                  9,944
RESPIRATORY PRODUCTS (0.21%)
 Edwards Lifesciences /1/                               1,407                 36,146
RETAIL-APPAREL & SHOE (1.15%)
 Abercrombie & Fitch /1/                                2,331                 41,538
 American Eagle Outfitters /1/                          1,697                 24,640
 Claire's Stores                                        1,147                 29,547
 Payless Shoesource /1/                                   532                 26,866
 Ross Stores                                            1,849                 77,381
                                                                             199,972
RETAIL-ARTS & CRAFTS (0.40%)
 Michaels Stores /1/                                    1,561                 70,183
RETAIL-AUTOMOBILE (0.36%)
 Carmax                                                 2,423                 39,713
 Copart /1/                                             2,140                 22,834
                                                                              62,547
RETAIL-BOOKSTORE (0.38%)
 Barnes & Noble /1/                                     1,586                 33,465
 Borders Group /1/                                      1,924                 33,150
                                                                              66,615
RETAIL-COMPUTER EQUIPMENT (0.60%)
 CDW Computer Centers /1/                               1,981                105,033
RETAIL-DISCOUNT (0.60%)
 BJ's Wholesale Club /1/                                1,676                 33,889
 Dollar Tree Stores /1/                                 2,687                 70,641
                                                                             104,530
RETAIL-DRUG STORE (0.12%)
 Longs Drug Stores                                        900                 20,115
RETAIL-HOME FURNISHINGS (0.24%)
 Pier 1 Imports                                         2,199                 41,451
RETAIL-MAIL ORDER (0.37%)
 Williams-Sonoma /1/                                    2,707                 64,427
RETAIL-MAJOR DEPARTMENT STORE (0.21%)
 Saks /1/                                               3,356                 36,413
                                                     Shares
                                                      Held                  Value
-------------------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
RETAIL-PET FOOD & SUPPLIES (0.35%)
                                                                         $
 Petsmart /1/                                           3,176                 60,693
RETAIL-REGIONAL DEPARTMENT STORE (0.19%)
 Neiman-Marcus Group /1/                                1,129                 32,854
RETAIL-RESTAURANTS (1.57%)
 Bob Evans Farms                                          837                 20,816
 Brinker International /1/                              2,307                 65,496
 CBRL Group                                             1,235                 28,936
 Cheesecake Factory /1/                                 1,192                 40,409
 Krispy Kreme Doughnuts /1/                             1,279                 43,870
 Outback Steakhouse /1/                                 1,805                 61,460
 Papa John's International /1/                            456                 11,869
                                                                             272,856
RETAIL-VARIETY STORE (0.26%)
 99 Cents Only Stores /1/                               1,650                 44,632
RUBBER-TIRES (0.10%)
 Bandag                                                   457                 17,476
SAVINGS & LOANS-THRIFTS (3.10%)
 Astoria Financial                                      2,086                 54,611
 Dime Bancorp                                             610                     61
 Golden State Bancorp                                   3,232                118,905
 Greenpoint Financial                                   2,336                101,780
 Independence Community Bank                            1,345                 34,526
 New York Community Bancorp                             2,530                 73,522
 Roslyn Bancorp                                         1,969                 32,605
 Sovereign Bancorp                                      6,140                 86,451
 Webster Financial                                      1,129                 36,591
                                                                             539,052
SCHOOLS (0.62%)
 Career Education /1/                                   1,001                 40,150
 DeVry /1/                                              1,645                 23,359
 Education Management /1/                                 823                 30,204
 Sylvan Learning Systems /1/                              949                 14,491
                                                                             108,204
SEMICONDUCTOR COMPONENT-INTEGRATED CIRCUITS (0.57%)
 Atmel /1/                                             10,989                 18,352
 Cirrus Logic /1/                                       1,963                  6,478
 Cypress Semiconductor /1/                              2,898                 16,287
 Integrated Device Technology /1/                       2,431                 24,011
 Micrel /1/                                             2,181                 18,015
 Triquint Semiconductor /1/                             3,108                 15,695
                                                                              98,838
SEMICONDUCTOR EQUIPMENT (0.33%)
 Credence Systems /1/                                   1,426                 11,879
 Lam Research /1/                                       2,997                 37,732
 LTX /1/                                                1,155                  7,161
                                                                              56,772
SOAP & CLEANING PRODUCTS (0.19%)
 Church & Dwight                                          935                 32,332
STEEL-PRODUCERS (0.14%)
 AK Steel Holding /1/                                   2,539                 18,383
                                                     Shares
                                                      Held                  Value
-------------------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
STEEL-PRODUCERS (CONTINUED)
                                                                         $
 Carpenter Technology                                     523                  5,622
                                                                              24,005
TELECOMMUNICATION EQUIPMENT (0.71%)
 Adtran /1/                                               889                 22,572
 Advanced Fibre Communication /1/                       1,944                 31,452
 Commscope /1/                                          1,453                 11,406
 Harris                                                 1,561                 41,179
 Plantronics /1/                                        1,080                 16,178
                                                                             122,787
TELECOMMUNICATIONS (0.06%)
 Newport /1/                                              898                  9,843
TELEPHONE-INTEGRATED (0.47%)
 Broadwing                                              5,151                 11,744
 Telephone & Data Systems                               1,379                 70,191
                                                                              81,935
TEXTILE-APPAREL (0.04%)
 Unifi /1/                                              1,266                  6,988
TEXTILE-HOME FURNISHINGS (0.48%)
 Mohawk Industries /1/                                  1,571                 84,127
THERAPEUTICS (0.92%)
 Gilead Sciences /1/                                    4,608                160,082
TOBACCO (0.12%)
 Universal                                                615                 21,660
TRANSACTIONAL SOFTWARE (0.04%)
 Transaction Systems Architects /1/                       833                  6,214
TRANSPORT-AIR FREIGHT (0.39%)
 Airborne                                               1,139                 14,682
 Atlas Air Worldwide Holdings /1/                         900                  1,098
 CNF                                                    1,158                 37,276
 EGL /1/                                                1,152                 15,402
                                                                              68,458
TRANSPORT-EQUIPMENT & LEASING (0.13%)
 Gatx                                                   1,151                 23,078
TRANSPORT-MARINE (0.21%)
 Alexander & Baldwin                                      967                 22,484
 Overseas Shipholding Group                               809                 14,036
                                                                              36,520
TRANSPORT-SERVICES (0.78%)
 C.H. Robinson Worldwide                                1,990                 58,844
 Expeditors International Washington I                  2,446                 77,074
                                                                             135,918
TRANSPORT-TRUCK (0.33%)
 JB Hunt Transport Services /1/                           922                 25,530
 Swift Transportation /1/                               2,015                 32,421
                                                                              57,951
WATER (0.61%)
 American Water Works                                   2,354                105,412
WEB HOSTING & DESIGN (0.09%)
 Macromedia /1/                                         1,406                 15,761
                                                     Shares
                                                      Held                  Value
-------------------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
WIRELESS EQUIPMENT (0.23%)
                                                                         $
 Powerwave Technologies /1/                             1,539                  7,095
 RF Micro Devices /1/                                   3,967                 33,676
                                                                              40,771
                                         TOTAL COMMON STOCKS              16,456,851

                                                   Principal
                                                     Amount                 Value
-------------------------------------------------------------------------------------------
COMMERCIAL PAPER (5.16%)
FINANCE-MORTGAGE LOAN/BANKER (5.16%)
 Investment in Joint Trading Account;
  Federal Home Loan Bank System
                                                   $                     $
  1.72%; 11/01/02                                     896,559                896,559
                                      TOTAL COMMERCIAL PAPER                 896,559
                                                                         -----------

                        TOTAL PORTFOLIO INVESTMENTS (99.83%)              17,353,409
CASH AND RECEIVABLES, NET OF LIABILITIES (0.17%)                              29,522
                                  TOTAL NET ASSETS (100.00%)             $17,382,931
                                                                         -------------

 Contract      Commitment        Opening         Current              Unrealized
  Type                          Market Value    Market Value             Gain
                                                                        (Loss)
--------------------------------------------------------------------------------
Futures Contracts
4 MidCap 400      Buy             $845,100        $849,700                $4,600
December, 2002
Futures

/1/ Non-income producing security.
See accompanying notes.

                            SCHEDULE OF INVESTMENTS
                               MIDCAP VALUE FUND

                                OCTOBER 31, 2002

                                                   Shares
                                                    Held                  Value
-----------------------------------------------------------------------------------------
COMMON STOCKS (86.40%)
AIRLINES (0.55%)
                                                                       $
 Skywest                                              8,800                133,505
APPAREL MANUFACTURERS (1.54%)
 Liz Claiborne                                        6,400                190,208
 VF                                                   5,000                184,100
                                                                           374,308
APPLICATIONS SOFTWARE (0.69%)
 Intuit /1/                                           3,200                166,144
AUTO/TRUCK PARTS & EQUIPMENT-ORIGINAL (0.41%)
 Dana                                                 4,272                 42,720
 Lear /1/                                             1,521                 55,593
                                                                            98,313
BATTERIES & BATTERY SYSTEMS (1.29%)
 Energizer Holdings /1/                              10,500                313,320
BREWERY (0.85%)
 Adolph Coors                                         3,000                205,440
BUILDING PRODUCTS-AIR & HEATING (0.96%)
 American Standard /1/                                3,500                233,450
BUILDING-RESIDENTIAL & COMMERCIAL (0.84%)
 Ryland Group                                         4,900                203,840
CASINO HOTELS (0.72%)
 MGM Mirage                                           5,600                174,160
CHEMICALS-DIVERSIFIED (0.47%)
 Hercules /1/                                        11,900                114,240
CHEMICALS-SPECIALTY (1.56%)
 Albemarle                                            4,900                137,788
 Lubrizol                                             8,300                240,700
                                                                           378,488
COATINGS & PAINT (1.13%)
 RPM                                                 18,200                274,092
COMMERCIAL BANKS (10.01%)
 Banknorth Group                                     13,900                322,063
 City National                                        5,700                257,925
 Commerce Bancshares                                  7,500                311,925
 First Tennessee National                            10,653                395,013
 Hibernia                                            18,500                364,635
 Marshall & Ilsley                                   10,100                284,416
 UnionBanCal                                          7,000                298,900
 Whitney Holding                                      5,600                190,176
                                                                         2,425,053
COMMERCIAL SERVICE-FINANCE (2.09%)
 Deluxe                                               5,000                231,100
 H&R Block                                            6,200                275,156
                                                                           506,256
COMMERCIAL SERVICES (0.52%)
 Servicemaster                                       12,400                127,100
COMPUTER SERVICES (1.57%)
 Sungard Data Systems /1/                             8,800                195,096
                                                   Shares
                                                    Held                  Value
-----------------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
COMPUTER SERVICES (CONTINUED)
                                                                       $
 Unisys /1/                                          21,200                185,076
                                                                           380,172
COMPUTERS-INTEGRATED SYSTEMS (0.77%)
 Diebold                                              5,200                185,380
COMPUTERS-MEMORY DEVICES (1.65%)
 Storage Technology /1/                              22,600                399,568
CONSUMER PRODUCTS-MISCELLANEOUS (1.22%)
 Clorox                                               2,800                125,804
 Fortune Brands                                       3,400                170,204
                                                                           296,008
DATA PROCESSING & MANAGEMENT (0.75%)
 Reynolds & Reynolds                                  7,700                182,259
DISTRIBUTION-WHOLESALE (0.96%)
 Ingram Micro /1/                                     6,900                 98,877
 Tech Data /1/                                        4,200                134,190
                                                                           233,067
DIVERSIFIED MANUFACTURING OPERATIONS (2.07%)
 Pentair                                              9,200                303,968
 SPX /1/                                              4,722                198,371
                                                                           502,339
ELECTRIC-INTEGRATED (8.86%)
 Ameren                                               2,900                117,160
 DTE Energy                                           4,600                207,414
 Edison International /1/                            21,600                217,080
 Entergy                                             12,700                559,943
 FirstEnergy                                          4,000                129,800
 FPL Group                                            4,475                263,935
 Pepco Holdings                                       9,800                202,860
 PG&E /1/                                            13,400                145,390
 Scana                                               10,400                303,472
                                                                         2,147,054
ELECTRONIC COMPONENTS-SEMICONDUCTOR (0.53%)
 LSI Logic /1/                                       21,700                128,030
FINANCE-INVESTMENT BANKER & BROKER (1.54%)
 Bear Stearns                                         6,100                372,405
FINANCIAL GUARANTEE INSURANCE (4.14%)
 AMBAC Financial Group                                6,400                395,520
 MGIC Investment                                      5,200                218,192
 PMI Group                                            6,700                199,660
 Radian Group                                         5,400                190,458
                                                                         1,003,830
FOOD-CONFECTIONERY (0.48%)
 Hershey Foods                                        1,800                117,126
FOOD-MISCELLANEOUS/DIVERSIFIED (0.50%)
 Dole Food                                            4,100                120,458
HOME DECORATION PRODUCTS (1.07%)
 Newell Rubbermaid                                    8,000                259,360
INDUSTRIAL GASES (1.73%)
 Praxair                                              7,700                419,650
                                                   Shares
                                                    Held                  Value
-----------------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
INSTRUMENTS-CONTROLS (0.40%)
                                                                       $
 Johnson Controls                                     1,245                 97,110
INTERNET SECURITY (0.56%)
 CheckFree /1/                                        8,300                135,124
LIFE & HEALTH INSURANCE (1.04%)
 Protective Life                                      8,800                251,504
LOTTERY SERVICES (0.60%)
 Gtech Holdings /1/                                   5,600                145,600
MEDICAL INSTRUMENTS (1.52%)
 Edwards Lifesciences /1/                             4,600                118,174
 St. Jude Medical /1/                                 7,000                249,270
                                                                           367,444
MEDICAL-GENERIC DRUGS (0.47%)
 Mylan Laboratories                                   3,600                113,292
MEDICAL-HMO (1.19%)
 Anthem /1/                                           1,800                113,400
 Humana /1/                                          14,400                175,392
                                                                           288,792
METAL PROCESSORS & FABRICATION (1.74%)
 Precision Castparts                                  8,100                157,221
 Timken                                              14,500                264,190
                                                                           421,411
MISCELLANEOUS INVESTING (4.15%)
 Annaly Mortgage Management                           4,376                 76,711
 iStar Financial                                      8,500                241,400
 Mack-Cali Realty                                     9,100                262,899
 Prologis Trust                                      10,100                244,420
 Simon Property Group                                 5,300                180,995
                                                                         1,006,425
MULTI-LINE INSURANCE (1.00%)
 Old Republic International                           8,100                241,461
MULTIMEDIA (0.78%)
 Belo                                                 8,200                189,420
NETWORKING PRODUCTS (0.83%)
 Emulex /1/                                          11,200                201,040
OIL & GAS DRILLING (0.84%)
 Ensco International                                  7,500                202,800
OIL COMPANY-EXPLORATION & PRODUCTION (2.89%)
 Apache                                               8,400                454,104
 Newfield Exploration /1/                             3,800                132,962
 Ocean Energy                                         6,100                113,643
                                                                           700,709
OIL COMPANY-INTEGRATED (2.06%)
 Occidental Petroleum                                 9,900                282,447
 Unocal                                               7,800                215,592
                                                                           498,039
PAPER & RELATED PRODUCTS (0.63%)
 Temple-Inland                                        3,700                151,774
                                                   Shares
                                                    Held                  Value
-----------------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
PROPERTY & CASUALTY INSURANCE (2.37%)
                                                                       $
 Fidelity National Financial                         13,879                419,146
 W.R. Berkley                                         4,200                156,030
                                                                           575,176
REGIONAL BANKS (1.30%)
 Union Planters                                      11,150                315,099
REINSURANCE (1.10%)
 Everest Re Group                                     4,600                266,892
RETAIL-DISCOUNT (1.06%)
 Big Lots /1/                                        15,500                257,300
RETAIL-HOME FURNISHINGS (1.10%)
 Pier 1 Imports                                      14,100                265,785
RETAIL-REGIONAL DEPARTMENT STORE (0.85%)
 Federated Department Stores /1/                      6,700                205,690
RETAIL-RESTAURANTS (1.26%)
 Yum! Brands /1/                                     13,600                306,408
SAVINGS & LOANS-THRIFTS (0.29%)
 Charter One Financial                                2,285                 69,190
STEEL-PRODUCERS (1.04%)
 Nucor                                                6,000                252,840
TELEPHONE-INTEGRATED (0.96%)
 CenturyTel                                           8,200                232,306
TOOLS-HAND HELD (1.16%)
 Black & Decker                                       6,000                280,560
TOYS (0.49%)
 Mattel                                               6,500                119,340
TRANSPORT-RAIL (1.25%)
 Norfolk Southern                                    15,000                303,000
                                       TOTAL COMMON STOCKS              20,935,946

                                                   Shares
                                                    Held                  Value
-----------------------------------------------------------------------------------------
PREFERRED STOCKS (2.45%)
FOOD-DAIRY PRODUCTS (1.43%)
 Suiza Capital Trust II                               6,500                346,125
MISCELLANEOUS INVESTING (1.02%)
 General Growth Properties                            8,000                246,400
                                    TOTAL PREFERRED STOCKS                 592,525

                                                 Principal
                                                   Amount                 Value
-----------------------------------------------------------------------------------------
BONDS (0.86%)
MEDICAL-WHOLESALE DRUG DISTRIBUTION (0.86%)
 AmerisourceBergen
                                                 $                     $
  5.00%; 12/01/07                                   135,000                208,744
                                               TOTAL BONDS                 208,744

                                                 Principal
                                                   Amount                 Value
-----------------------------------------------------------------------------------------
COMMERCIAL PAPER (9.67%)
FINANCE-MORTGAGE LOAN/BANKER (9.67%)
 Investment in Joint Trading Account;
  Federal Home Loan Bank System
  1.72%; 11/01/02                                 2,344,415              2,344,415
                                    TOTAL COMMERCIAL PAPER               2,344,415
                                                                       -----------

                      TOTAL PORTFOLIO INVESTMENTS (99.38%)              24,081,631
CASH AND RECEIVABLES, NET OF LIABILITIES (0.62%)                           150,448
                                TOTAL NET ASSETS (100.00%)             $24,232,079
                                                                       -------------

 /1 /Non-income producing security.

See accompanying notes.

                            SCHEDULE OF INVESTMENTS
                               MONEY MARKET FUND

                                OCTOBER 31, 2002

                                            Principal

                                            Amount                              Value

------------------------------------------------------------------------------------------------
COMMERCIAL PAPER (96.68%)
AEROSPACE & DEFENSE (1.85%)
 BAE Systems Holdings
                                                       $                     $
  1.74%; 11/25/02                                         495,000                494,426
  1.77%; 12/19/02                                         300,000                299,292
                                                                                 793,718
ASSET BACKED SECURITIES (16.64%)
 Corporate Asset Funding
  1.70%; 02/07/03                                         250,000                248,843
  1.75%; 11/21/02                                         400,000                399,611
  1.75%; 01/22/03                                         400,000                398,406
 CXC
  1.71%; 01/17/03                                         350,000                348,720
  1.73%; 11/25/02                                         400,000                399,539
  1.74%; 11/26/02                                         500,000                499,396
  1.75%; 12/10/02                                         270,000                269,488
  1.78%; 01/30/03                                         300,000                298,665
 Peacock Funding
  1.77%; 11/08/02                                         475,000                474,836
  1.77%; 12/10/02                                         250,000                249,523
  1.78%; 11/07/02                                         375,000                374,889
 Quincy Capital
  1.74%; 11/04/02                                         300,000                299,956
  1.74%; 11/13/02                                         350,000                349,797
  1.75%; 11/18/02                                         330,000                329,727
 Receivables Capital
  1.72%; 12/19/02                                         250,000                249,427
  1.75%; 11/12/02                                         350,000                349,813
  1.76%; 12/03/02                                         500,000                499,218
  1.76%; 12/05/02                                         390,000                389,352
 Windmill Funding
  1.78%; 01/02/03                                         400,000                398,774
  1.79%; 01/06/03                                         315,000                313,966
                                                                               7,141,946
COMMERCIAL BANKS (7.68%)
 Nordea North America
  1.67%; 11/12/02                                         320,000                319,837
  1.73%; 12/16/02                                         265,000                264,427
  1.74%; 12/11/02                                         340,000                339,343
  1.82%; 12/05/02                                         400,000                399,301
 Svenska Handelsbanken
  1.70%; 03/18/03                                         400,000                397,412
  1.74%; 12/16/02                                         300,000                299,347
  1.75%; 12/04/02                                         520,000                519,166
  1.75%; 12/16/02                                         210,000                209,543
  1.82%; 12/17/02                                         275,000                274,360
  1.93%; 11/15/02                                         275,000                274,794
                                                                               3,297,530
DIVERSIFIED FINANCIAL SERVICES (8.88%)
 Amstel Funding
  1.72%; 11/15/02                                         250,000                249,833
  1.75%; 03/04/03                                         450,000                447,309
  1.80%; 01/16/03                                         400,000                398,531
  1.80%; 03/13/03                                         250,000                248,350
  1.98%; 11/01/02                                         270,000                270,000
 General Electric
  1.77%; 12/30/02                                         300,000                299,130
  1.77%; 12/31/02                                         335,000                334,012
                                            Principal

                                            Amount                              Value

------------------------------------------------------------------------------------------------
COMMERCIAL PAPER (CONTINUED)
DIVERSIFIED FINANCIAL SERVICES (CONTINUED)
 General Electric Capital
                                                       $                     $
  1.75%; 03/12/03                                         410,000                407,389
 Wells Fargo Financial
  1.71%; 11/19/02                                         370,000                369,684
  1.71%; 01/29/03                                         380,000                378,393
  1.75%; 12/23/02                                         410,000                408,963
                                                                               3,811,594
ELECTRIC-TRANSMISSION (0.93%)
 National Grid Group
  1.83%; 12/18/02                                         400,000                399,044
FINANCE-CONSUMER LOANS (4.13%)
 American General Finance
  1.74%; 11/18/02                                         300,000                299,754
  1.75%; 12/02/02                                         257,000                256,613
 Household Finance
  1.72%; 11/27/02                                         415,000                414,484
  1.74%; 11/01/02                                         400,000                400,000
  1.75%; 11/22/02                                         400,000                399,592
                                                                               1,770,443
FINANCE-CREDIT CARD (4.86%)
 American Express Credit
  1.56%; 02/20/03                                         400,000                398,076
  1.72%; 12/30/02                                         255,000                254,281
  1.74%; 11/06/02                                         765,000                764,815
  1.75%; 11/14/02                                         270,000                269,829
  1.75%; 11/20/02                                         400,000                399,631
                                                                               2,086,632
FINANCE-INVESTMENT BANKER & BROKER (20.41%)
 Bear Stearns
  1.73%; 11/21/02                                         375,000                374,639
  1.73%; 03/14/03                                         300,000                298,083
  1.74%; 01/24/03                                         200,000                199,188
  1.75%; 12/20/02                                         250,000                249,404
  1.76%; 11/20/02                                         300,000                299,721
  1.78%; 11/04/02                                         300,000                299,955
 Goldman Sachs Group
  1.69%; 12/12/02                                         425,000                424,182
  1.76%; 11/13/02                                         500,000                499,707
  1.76%; 01/06/03                                         235,000                234,242
  1.85%; 04/23/03                                         300,000                297,333
 JP Morgan
  1.76%; 03/20/03                                         400,000                397,282
  1.78%; 01/27/03                                         300,000                298,709
 Merrill Lynch
  1.69%; 01/15/03                                         400,000                398,592
  1.70%; 01/03/03                                         805,000                802,605
  1.74%; 01/13/03                                         430,000                428,483
 Morgan Stanley Group
  1.73%; 12/20/02                                         300,000                299,294
  1.75%; 01/17/03                                         380,000                378,578
  1.76%; 11/27/02                                         245,000                244,689
  1.76%; 12/18/02                                         420,000                419,035
  1.77%; 01/08/03                                         500,000                498,328
 Salomon Smith Barney Holdings
  1.69%; 01/10/03                                         415,000                413,636
                                            Principal

                                            Amount                              Value

------------------------------------------------------------------------------------------------
COMMERCIAL PAPER (CONTINUED)
FINANCE-INVESTMENT BANKER & BROKER (CONTINUED)
 Salomon Smith Barney Holdings (continued)
                                                       $                     $
  1.74%; 02/04/03                                         330,000                328,485
  1.75%; 12/06/02                                         275,000                274,529
  1.77%; 02/10/03                                         400,000                398,014
                                                                               8,756,713
FINANCE-LEASING COMPANY (3.45%)
 International Lease Finance
  1.66%; 11/14/02                                         380,000                379,772
  1.69%; 11/05/02                                         350,000                349,934
  1.71%; 12/19/02                                         330,000                329,248
  1.80%; 11/20/02                                         170,000                169,839
 River Fuel
  1.77%; 12/04/02                                         250,000                249,594
                                                                               1,478,387
FINANCE-OTHER SERVICES (5.12%)
 Commoloco
  1.75%; 12/12/02                                         300,000                299,402
 Corporate Receivables
  1.74%; 12/11/02                                         250,000                249,516
  1.75%; 11/22/02                                         250,000                249,745
 Delaware Funding
  1.78%; 11/01/02                                         395,000                395,000
 Private Export Funding
  1.62%; 02/06/03                                         250,000                248,909
  1.63%; 03/17/03                                         400,000                397,537
 Sheffield Receivables
  1.83%; 12/31/02                                         360,000                358,902
                                                                               2,199,011
LIFE & HEALTH INSURANCE (0.69%)
 AIG Funding
  1.85%; 03/17/03                                         300,000                297,903
MEDICAL-DRUGS (1.79%)
 Pfizer
  1.55%; 02/07/03                                         395,000                393,333
  1.77%; 01/28/03                                         375,000                373,378
                                                                                 766,711
METAL-DIVERSIFIED (1.48%)
 Rio Tinto
  1.74%; 12/13/02                                         325,000                324,340
  1.75%; 11/15/02                                         310,000                309,789
                                                                                 634,129
MONEY CENTER BANKS (4.13%)
 Barclays U.S. Funding
  1.72%; 12/09/02                                         285,000                284,483
 BNP Paribas Finance
  1.79%; 12/11/02                                         300,000                299,403
 Citicorp
  1.75%; 12/02/02                                         200,000                199,699
 JP Morgan Chase
  1.69%; 01/09/03                                         300,000                299,028
  1.75%; 11/07/02                                         300,000                299,912
  1.75%; 11/18/02                                         190,000                189,843
  1.76%; 12/02/02                                         200,000                199,697
                                                                               1,772,065
                                            Principal

                                            Amount                              Value

------------------------------------------------------------------------------------------------
COMMERCIAL PAPER (CONTINUED)
OIL COMPANY-INTEGRATED (1.26%)
 ChevronTexaco
                                                       $                     $
  1.72%; 11/19/02                                         295,000                294,746
  1.74%; 11/07/02                                         245,000                244,929
                                                                                 539,675
REGIONAL BANKS (0.82%)
 Wells Fargo
  1.67%; 11/05/02                                         350,000                349,935
RETAIL-MAJOR DEPARTMENT STORE (2.38%)
 May Department Stores
  1.67%; 01/06/03                                         300,000                299,093
  1.68%; 12/23/02                                         395,000                394,041
  1.77%; 01/21/03                                         329,000                327,690
                                                                               1,020,824
SPECIAL PURPOSE ENTITY (3.80%)
 BMW US Capital
  1.75%; 11/01/02                                         280,000                280,000
 Ciesco
  1.72%; 12/03/02                                         285,000                284,564
 Southern Company Funding
  1.71%; 12/09/02                                         425,000                424,233
  1.75%; 01/13/03                                         345,000                343,776
 Tulip Funding
  1.75%; 12/13/02                                         300,000                299,388
                                                                               1,631,961
SUPRANATIONAL BANK (3.72%)
 Corp Andina de Fomento
  1.71%; 11/04/02                                         250,000                249,964
  1.71%; 01/10/03                                         290,000                289,036
  1.72%; 01/07/03                                         400,000                398,719
  1.77%; 12/06/02                                         375,000                374,355
  1.78%; 12/17/02                                         285,000                284,354
                                                                               1,596,428
TELEPHONE COMMUNICATION (1.96%)
 Telstra
  1.73%; 01/28/03                                         445,000                443,118
  1.77%; 01/14/03                                         400,000                398,545
                                                                                 841,663
TOBACCO (0.70%)
 Philip Morris
  1.76%; 11/08/02                                         300,000                299,897
                                          TOTAL COMMERCIAL PAPER              41,486,209







                                            Principal

                                            Amount                              Value

------------------------------------------------------------------------------------------------
BONDS (5.01%)
FINANCE-INVESTMENT BANKER & BROKER (2.76%)
 Lehman Brothers Holdings
                                                       $                     $
  6.13%; 07/15/03                                         250,000                256,571
  6.63%; 12/27/02                                         225,000                226,375
  7.25%; 10/15/03                                         275,000                288,039
 Merrill Lynch
  6.88%; 03/01/03                                         150,000                152,042
 Morgan Stanley
  7.13%; 08/15/03                                         250,000                260,160
                                                                               1,183,187
FINANCE-LEASING COMPANY (0.71%)
 International Lease Finance
  4.75%; 06/02/03                                         300,000                304,897
MONEY CENTER BANKS (1.29%)
 Bank of America
  6.88%; 06/01/03                                         340,000                348,941
 Citicorp
  8.00%; 02/01/03                                         200,000                202,708
                                                                                 551,649
REGIONAL BANKS (0.25%)
 Wells Fargo
  7.20%; 05/01/03                                         105,000                107,395
                                                     TOTAL BONDS               2,147,128
                                                                             -----------

                           TOTAL PORTFOLIO INVESTMENTS (101.69%)              43,633,337
LIABILITIES, NET OF CASH AND RECEIVABLES (-1.69%)                               (723,511)
                                      TOTAL NET ASSETS (100.00%)             $42,909,826
                                                                             --------------

 See accompanying notes.

                            SCHEDULE OF INVESTMENTS
                          PARTNERS LARGECAP BLEND FUND

                                OCTOBER 31, 2002

                                                 Shares
                                                  Held                 Value
---------------------------------------------------------------------------------------
COMMON STOCKS (95.77%)
ADVERTISING AGENCIES (0.71%)
                                                                    $
 Interpublic Group                                24,300                 290,871
 Omnicom Group                                    13,500                 778,005
                                                                       1,068,876
AEROSPACE & DEFENSE (0.86%)
 Raytheon                                         44,200               1,303,900
AEROSPACE & DEFENSE EQUIPMENT (1.03%)
 Lockheed Martin                                  26,900               1,557,510
AGRICULTURAL OPERATIONS (0.12%)
 Monsanto                                         10,595                 175,135
APPLICATIONS SOFTWARE (3.13%)
 Intuit /1/                                       40,600               2,107,952
 Microsoft /1/                                    48,800               2,609,336
                                                                       4,717,288
ATHLETIC FOOTWEAR (0.52%)
 Nike                                             16,600                 783,354
BEVERAGES-NON-ALCOHOLIC (2.81%)
 Coca-Cola                                        53,600               2,491,328
 Pepsico                                          39,650               1,748,565
                                                                       4,239,893
BREWERY (0.89%)
 Anheuser-Busch                                   25,600               1,350,656
BROADCASTING SERVICES & PROGRAMMING (0.52%)
 Clear Channel Communications /1/                 21,200                 785,460
COMMERCIAL SERVICE-FINANCE (1.83%)
 H&R Block                                        62,100               2,755,998
COMPUTER SERVICES (0.43%)
 Sungard Data Systems /1/                         29,600                 656,232
COMPUTERS (3.29%)
 Dell Computer /1/                                72,900               2,085,669
 Hewlett-Packard                                  61,800                 976,440
 International Business Machines                  24,100               1,902,454
                                                                       4,964,563
COMPUTERS-MEMORY DEVICES (0.39%)
 EMC /1/                                         114,700                 586,117
COMPUTERS-PERIPHERAL EQUIPMENT (0.89%)
 Lexmark International /1/                        22,500               1,336,950
COSMETICS & TOILETRIES (1.88%)
 Gillette                                         27,000                 806,760
 Procter & Gamble                                 23,000               2,034,350
                                                                       2,841,110
DATA PROCESSING & MANAGEMENT (0.82%)
 Fiserv /1/                                       39,700               1,240,228
DIVERSIFIED FINANCIAL SERVICES (2.20%)
 Citigroup                                        90,000               3,325,500
DIVERSIFIED MANUFACTURING OPERATIONS (5.87%)
 3M                                               15,200               1,929,488
 Danaher                                          19,800               1,145,430
 Eaton                                            19,400               1,326,766
                                                 Shares
                                                  Held                 Value
---------------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
DIVERSIFIED MANUFACTURING OPERATIONS (CONTINUED)
                                                                    $
 General Electric                                124,600               3,146,150
 Textron                                          31,900               1,307,900
                                                                       8,855,734
ELECTRIC-INTEGRATED (3.12%)
 Cinergy                                          48,300               1,502,613
 FirstEnergy                                      25,500                 827,475
 FPL Group                                        23,600               1,391,928
 NiSource                                         59,800                 987,896
                                                                       4,709,912
ELECTRONIC COMPONENTS-SEMICONDUCTOR (1.16%)
 Intel                                            54,100                 935,930
 Micron Technology /1/                            50,700                 811,200
                                                                       1,747,130
ENTERPRISE SOFTWARE & SERVICE (0.64%)
 Oracle /1/                                       94,600                 969,650
FIDUCIARY BANKS (0.78%)
 Bank of New York                                 45,500               1,183,000
FINANCE-INVESTMENT BANKER & BROKER (1.70%)
 Goldman Sachs Group                               3,100                 221,960
 Lehman Brothers Holdings                         31,300               1,667,351
 Morgan Stanley Dean Witter                       17,400                 677,208
                                                                       2,566,519
FINANCE-MORTGAGE LOAN/BANKER (1.59%)
 Federal Home Loan Mortgage                       16,500               1,016,070
 Federal National Mortgage Association            20,600               1,377,316
                                                                       2,393,386
FOOD-CONFECTIONERY (0.58%)
 Wm. Wrigley Jr.                                  16,500                 870,705
FOOD-MISCELLANEOUS/DIVERSIFIED (0.99%)
 McCormick                                        66,900               1,487,856
FOOD-RETAIL (0.91%)
 Kroger                                           93,000               1,380,120
GAS-DISTRIBUTION (0.47%)
 Sempra Energy                                    32,200                 712,908
INSTRUMENTS-CONTROLS (0.74%)
 Johnson Controls                                 14,300               1,115,400
INSURANCE BROKERS (1.32%)
 Marsh & McLennan                                 42,500               1,985,175
LIFE & HEALTH INSURANCE (0.72%)
 Lincoln National                                 35,600               1,086,156
MACHINERY-CONSTRUCTION & MINING (0.83%)
 Caterpillar                                      30,600               1,250,010
MEDICAL INSTRUMENTS (0.57%)
 St. Jude Medical /1/                             24,300                 865,323
MEDICAL PRODUCTS (2.09%)
 Baxter International                             44,400               1,110,888
 Zimmer Holdings /1/                              49,580               2,043,688
                                                                       3,154,576
                                                 Shares
                                                  Held                 Value
---------------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
MEDICAL-BIOMEDICAL/GENE (0.73%)
                                                                    $
 Biogen /1/                                       30,200               1,108,038
MEDICAL-DRUGS (8.25%)
 Abbott Laboratories                              55,700               2,332,159
 Bristol-Myers Squibb                             34,100                 839,201
 Eli Lilly                                        31,100               1,726,050
 Merck                                            40,200               2,180,448
 Pfizer                                           93,300               2,964,141
 Schering-Plough                                  75,800               1,618,330
 Wyeth                                            23,600                 790,600
                                                                      12,450,929
MEDICAL-GENERIC DRUGS (1.05%)
 Mylan Laboratories                               50,600               1,592,382
MEDICAL-HMO (1.44%)
 Wellpoint Health Networks /1/                    29,000               2,181,090
MEDICAL-HOSPITALS (0.61%)
 Tenet Healthcare /1/                             31,950                 918,562
MEDICAL-WHOLESALE DRUG DISTRIBUTION (1.78%)
 Cardinal Health                                  38,800               2,685,348
METAL-ALUMINUM (0.82%)
 Alcoa                                            56,200               1,239,772
MISCELLANEOUS INVESTING (1.15%)
 Simon Property Group                             50,900               1,738,235
MONEY CENTER BANKS (1.26%)
 Bank of America                                  27,300               1,905,540
MULTIMEDIA (2.82%)
 AOL Time Warner /1/                              81,700               1,205,075
 Gannett                                          19,600               1,488,228
 Viacom /1/                                       35,000               1,561,350
                                                                       4,254,653
NETWORKING PRODUCTS (0.61%)
 Cisco Systems /1/                                82,200                 918,996
NON-HAZARDOUS WASTE DISPOSAL (0.88%)
 Waste Management                                 57,500               1,323,650
OIL COMPANY-EXPLORATION & PRODUCTION (0.45%)
 Anadarko Petroleum                               15,300                 681,462
OIL COMPANY-INTEGRATED (4.66%)
 ChevronTexaco                                    28,500               1,927,455
 ConocoPhillips                                   12,800                 620,800
 Exxon Mobil                                      87,200               2,935,152
 Royal Dutch Petroleum                            36,100               1,544,358
                                                                       7,027,765
OIL-FIELD SERVICES (1.55%)
 Baker Hughes                                     31,900                 926,695
 Schlumberger                                     35,400               1,419,894
                                                                       2,346,589
PAPER & RELATED PRODUCTS (1.68%)
 International Paper                              49,600               1,732,528
                                                 Shares
                                                  Held                 Value
---------------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
PAPER & RELATED PRODUCTS (CONTINUED)
                                                                    $
 MeadWestvaco                                     38,700                 810,765
                                                                       2,543,293
PHARMACEUTICALS (1.90%)
 Pharmacia                                        66,834               2,873,862
REGIONAL BANKS (2.80%)
 Fifth Third Bancorp                              28,000               1,778,000
 Wells Fargo                                      48,600               2,452,842
                                                                       4,230,842
RETAIL-BUILDING PRODUCTS (0.95%)
 Home Depot                                       25,000                 722,000
 Lowe's                                           17,100                 713,583
                                                                       1,435,583
RETAIL-DISCOUNT (3.87%)
 Costco Wholesale /1/                             36,700               1,245,231
 Target                                           48,600               1,463,832
 Wal-Mart Stores                                  58,500               3,132,675
                                                                       5,841,738
RETAIL-DRUG STORE (1.06%)
 Walgreen                                         47,200               1,593,000
SAVINGS & LOANS-THRIFTS (0.83%)
 Washington Mutual                                35,000               1,251,600
SEMICONDUCTOR EQUIPMENT (1.18%)
 Applied Materials /1/                           118,200               1,776,546
TELECOMMUNICATION EQUIPMENT (0.91%)
 Nokia                                            82,200               1,366,164
TELEPHONE-INTEGRATED (4.42%)
 BellSouth                                        41,000               1,072,150
 SBC Communications                               80,500               2,065,630
 Sprint                                           87,600               1,087,992
 Verizon Communications                           64,600               2,439,296
                                                                       6,665,068
TOBACCO (1.71%)
 Philip Morris                                    33,600               1,369,200
 UST                                              39,500               1,208,305
                                                                       2,577,505
                                    TOTAL COMMON STOCKS              144,550,542
                                                                    ------------

                   TOTAL PORTFOLIO INVESTMENTS (95.77%)              144,550,542
CASH AND RECEIVABLES, NET OF LIABILITIES (4.23%)                       6,378,565
                             TOTAL NET ASSETS (100.00%)             $150,929,107
                                                                    --------------


 /1/ Non-income producing security.
                                      225

                            SCHEDULE OF INVESTMENTS
                         PARTNERS LARGECAP BLEND FUND I

                                OCTOBER 31, 2002

                                                     Shares
                                                      Held                  Value
-------------------------------------------------------------------------------------------
COMMON STOCKS (93.66%)
ADVERTISING AGENCIES (0.28%)
                                                                         $
 Interpublic Group                                      1,160                 13,885
 Omnicom Group                                            400                 23,052
                                                                              36,937
AEROSPACE & DEFENSE (0.56%)
 Boeing                                                   900                 26,775
 Raytheon                                                 800                 23,600
 Rockwell Collins                                       1,020                 22,981
                                                                              73,356
AEROSPACE & DEFENSE EQUIPMENT (1.07%)
 General Dynamics                                         420                 33,235
 Lockheed Martin                                          750                 43,425
 United Technologies                                    1,030                 63,520
                                                                             140,180
AGRICULTURAL OPERATIONS (0.04%)
 Monsanto                                                 307                  5,075
APPAREL MANUFACTURERS (0.18%)
 Liz Claiborne                                            810                 24,073
APPLIANCES (0.15%)
 Whirlpool                                                430                 20,042
APPLICATIONS SOFTWARE (3.65%)
 Intuit /1/                                               720                 37,382
 Microsoft /1/ /2/                                      8,210                438,989
                                                                             476,371
ATHLETIC FOOTWEAR (0.19%)
 Nike                                                     530                 25,011
AUTO-CARS & LIGHT TRUCKS (0.43%)
 Ford Motor                                             2,570                 21,742
 General Motors                                         1,030                 34,248
                                                                              55,990
BEVERAGES-NON-ALCOHOLIC (2.61%)
 Coca-Cola                                              3,970                184,526
 Coca-Cola Enterprises                                  1,450                 34,568
 Pepsico                                                2,750                121,275
                                                                             340,369
BREWERY (0.65%)
 Anheuser-Busch                                         1,610                 84,944
BROADCASTING SERVICES & PROGRAMMING (0.17%)
 Clear Channel Communications /1/                         600                 22,230
BUILDING-RESIDENTIAL & COMMERCIAL (0.16%)
 KB Home                                                  430                 20,296
CABLE TV (0.34%)
 Comcast /1/                                            1,920                 44,179
CELLULAR TELECOMMUNICATIONS (0.28%)
 AT&T Wireless Services /1/                             5,346                 36,727
CHEMICALS-DIVERSIFIED (1.14%)
 Dow Chemical                                             800                 20,792
 E.I. Du Pont de Nemours                                1,360                 56,100
 Hercules /1/                                           2,140                 20,544
 PPG Industries                                           550                 25,866
                                                     Shares
                                                      Held                  Value
-------------------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
CHEMICALS-DIVERSIFIED (CONTINUED)
                                                                         $
 Rohm & Haas                                              780                 25,951
                                                                             149,253
CIRCUIT BOARDS (0.17%)
 Jabil Circuit /1/                                      1,460                 22,528
COMMERCIAL BANKS (0.27%)
 BB&T                                                     240                  8,700
 First Tennessee National                                 720                 26,698
                                                                              35,398
COMMERCIAL SERVICE-FINANCE (0.17%)
 Deluxe                                                   490                 22,648
COMPUTER SERVICES (0.30%)
 Computer Sciences /1/                                    770                 24,864
 Electronic Data Systems                                  920                 13,855
                                                                              38,719
COMPUTERS (3.03%)
 Dell Computer /1/                                      4,670                133,609
 Hewlett-Packard                                        3,560                 56,248
 International Business Machines                        2,340                184,719
 Sun Microsystems /1/                                   7,150                 21,171
                                                                             395,747
COMPUTERS-MEMORY DEVICES (0.33%)
 EMC /1/                                                5,210                 26,623
 Veritas Software /1/                                   1,060                 16,165
                                                                              42,788
CONSUMER PRODUCTS-MISCELLANEOUS (0.44%)
 Clorox                                                   610                 27,407
 Fortune Brands                                           590                 29,536
                                                                              56,943
CONTAINERS-PAPER & PLASTIC (0.32%)
 Bemis                                                    430                 22,399
 Sealed Air /1/                                         1,310                 20,069
                                                                              42,468
COSMETICS & TOILETRIES (2.93%)
 Alberto-Culver                                           470                 24,261
 Colgate-Palmolive                                        700                 38,486
 Gillette                                               1,950                 58,266
 International Flavors & Fragrances                       720                 24,156
 Kimberly-Clark                                           840                 43,260
 Procter & Gamble                                       2,190                193,706
                                                                             382,135
CRUISE LINES (0.21%)
 Carnival                                               1,050                 27,426
DATA PROCESSING & MANAGEMENT (1.00%)
 Automatic Data Processing                              1,290                 54,864
 First Data                                             1,580                 55,205
 Fiserv /1/                                               640                 19,993
                                                                             130,062
DISTRIBUTION-WHOLESALE (0.21%)
 W.W. Grainger                                            560                 27,138
                                                     Shares
                                                      Held                  Value
-------------------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
DIVERSIFIED FINANCIAL SERVICES (2.02%)
                                                                         $
 Citigroup                                              7,150                264,192
DIVERSIFIED MANUFACTURING OPERATIONS (4.71%)
 3M                                                       530                 67,278
 Cooper Industries                                        720                 22,673
 Danaher                                                  340                 19,669
 General Electric /2/                                  14,700                371,175
 Honeywell International                                1,560                 37,346
 Illinois Tool Works                                      740                 45,436
 Tyco International                                     3,550                 51,333
                                                                             614,910
DIVERSIFIED OPERATORS-COMMERCIAL SERVICE (0.18%)
 Cendant /1/                                            2,020                 23,230
E-COMMERCE-SERVICES (0.28%)
 eBay /1/                                                 570                 36,058
ELECTRIC PRODUCTS-MISCELLANEOUS (0.21%)
 Emerson Electric                                         580                 27,944
ELECTRIC-INTEGRATED (1.87%)
 Ameren                                                   620                 25,048
 Centerpoint Energy                                     1,790                 12,673
 Dominion Resources                                       790                 37,920
 Duke Energy                                            1,600                 32,784
 Edison International /1/                               2,190                 22,010
 Entergy                                                  820                 36,154
 Exelon                                                   530                 26,712
 FirstEnergy                                            1,050                 34,072
 Southern                                                 550                 16,335
                                                                             243,708
ELECTRONIC COMPONENTS-SEMICONDUCTOR (2.02%)
 Intel                                                  9,840                170,232
 LSI Logic /1/                                          3,300                 19,470
 QLogic /1/                                               780                 27,152
 Texas Instruments                                      1,700                 26,962
 Xilinx /1/                                             1,050                 19,939
                                                                             263,755
ELECTRONIC FORMS (0.14%)
 Adobe Systems                                            780                 18,439
ENTERPRISE SOFTWARE & SERVICE (0.88%)
 Computer Associates International                      1,500                 22,290
 Oracle /1/                                             9,090                 93,172
                                                                             115,462
FIDUCIARY BANKS (1.05%)
 Bank of New York                                       1,470                 38,220
 Mellon Financial                                       1,240                 35,080
 Northern Trust                                           720                 25,070
 State Street                                             940                 38,888
                                                                             137,258
FINANCE-CONSUMER LOANS (0.40%)
 Household International                                  590                 14,018
 SLM                                                      370                 38,014
                                                                              52,032
                                                     Shares
                                                      Held                  Value
-------------------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
FINANCE-CREDIT CARD (1.23%)
                                                                         $
 American Express                                       2,410                 87,652
 Capital One Financial                                    660                 20,110
 MBNA                                                   2,605                 52,907
                                                                             160,669
FINANCE-INVESTMENT BANKER & BROKER (1.52%)
 Bear Stearns                                             430                 26,251
 Goldman Sachs Group                                      800                 57,280
 Lehman Brothers Holdings                                 100                  5,327
 Merrill Lynch                                          1,520                 57,684
 Morgan Stanley Dean Witter                             1,350                 52,542
                                                                             199,084
FINANCE-MORTGAGE LOAN/BANKER (1.43%)
 Federal Home Loan Mortgage                             1,110                 68,354
 Federal National Mortgage Association                  1,780                119,011
                                                                             187,365
FINANCIAL GUARANTEE INSURANCE (0.46%)
 AMBAC Financial Group                                    550                 33,990
 MBIA                                                     600                 26,190
                                                                              60,180
FOOD-MISCELLANEOUS/DIVERSIFIED (0.61%)
 Conagra Foods                                            200                  4,850
 General Mills                                            150                  6,198
 H.J. Heinz                                               140                  4,503
 Kellogg                                                1,020                 32,497
 Sara Lee                                               1,410                 32,190
                                                                              80,238
FOOD-RETAIL (0.54%)
 Albertson's                                              900                 20,079
 Kroger                                                 1,390                 20,628
 Safeway /1/                                            1,300                 30,030
                                                                              70,737
FOOD-WHOLESALE & DISTRIBUTION (0.24%)
 Supervalu                                              1,110                 18,648
 Sysco                                                    420                 13,306
                                                                              31,954
HEALTH CARE COST CONTAINMENT (0.24%)
 McKesson                                               1,060                 31,599
HOME DECORATION PRODUCTS (0.23%)
 Newell Rubbermaid                                        920                 29,826
HOME FURNISHINGS (0.18%)
 Leggett & Platt                                        1,110                 23,144
INDUSTRIAL GASES (0.20%)
 Air Products & Chemicals                                 600                 26,520
INSTRUMENTS-SCIENTIFIC (0.15%)
 Applied Biosystems Group                                 950                 19,219
INSURANCE BROKERS (0.41%)
 Marsh & McLennan                                       1,140                 53,249
INTERNET BROKERS (0.04%)
 Charles Schwab                                           530                  4,865
                                                     Shares
                                                      Held                  Value
-------------------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
INVESTMENT MANAGEMENT & ADVISORY SERVICES (0.17%)
                                                                         $
 T. Rowe Price Group                                      790                 22,302
LIFE & HEALTH INSURANCE (0.81%)
 Aflac                                                    950                 28,918
 John Hancock Financial Services                        1,040                 30,472
 Lincoln National                                         670                 20,442
 Torchmark                                                710                 25,418
                                                                             105,250
MACHINERY-CONSTRUCTION & MINING (0.13%)
 Caterpillar                                              430                 17,566
MACHINERY-GENERAL INDUSTRY (0.41%)
 Dover                                                    940                 23,575
 Ingersoll-Rand                                           760                 29,640
                                                                              53,215
MEDICAL INSTRUMENTS (1.05%)
 Boston Scientific /1/                                    500                 18,815
 Guidant /1/                                              830                 24,543
 Medtronic                                              1,550                 69,440
 St. Jude Medical /1/                                     690                 24,571
                                                                             137,369
MEDICAL PRODUCTS (2.50%)
 Baxter International                                   1,050                 26,271
 Johnson & Johnson                                      4,650                273,187
 Stryker                                                  430                 27,133
                                                                             326,591
MEDICAL-BIOMEDICAL/GENE (1.00%)
 Amgen /1/                                              1,925                 89,628
 Biogen /1/                                               470                 17,244
 Chiron /1/                                               590                 23,305
                                                                             130,177
MEDICAL-DRUGS (6.88%)
 Abbott Laboratories                                    2,200                 92,114
 Allergan                                                 440                 23,958
 Bristol-Myers Squibb                                   2,355                 57,957
 Eli Lilly                                              1,770                 98,235
 Forest Laboratories /1/                                  440                 43,116
 Merck                                                  3,300                178,992
 Pfizer                                                 9,290                295,143
 Schering-Plough                                        2,010                 42,913
 Wyeth                                                  1,990                 66,665
                                                                             899,093
MEDICAL-HMO (0.82%)
 Humana /1/                                             1,710                 20,828
 UnitedHealth Group                                       590                 53,661
 Wellpoint Health Networks /1/                            430                 32,340
                                                                             106,829
MEDICAL-HOSPITALS (0.49%)
 HCA                                                      910                 39,576
 Tenet Healthcare /1/                                     845                 24,294
                                                                              63,870
MEDICAL-WHOLESALE DRUG DISTRIBUTION (0.28%)
 Cardinal Health                                          530                 36,681
                                                     Shares
                                                      Held                  Value
-------------------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
METAL-ALUMINUM (0.12%)
                                                                         $
 Alcoa                                                    730                 16,104
MONEY CENTER BANKS (2.46%)
 Bank of America                                        2,570                179,386
 JP Morgan Chase                                        2,680                 55,610
 Wachovia                                               2,490                 86,627
                                                                             321,623
MOTORCYCLE & MOTOR SCOOTER (0.30%)
 Harley-Davidson                                          740                 38,702
MULTI-LINE INSURANCE (2.21%)
 Allstate                                                 700                 27,846
 American International Group                           3,714                232,311
 MetLife                                                  730                 17,432
 Prudential Financial /1/                                 400                 11,680
                                                                             289,269
MULTIMEDIA (2.49%)
 AOL Time Warner /1/                                    6,040                 89,090
 Gannett                                                  580                 44,039
 McGraw-Hill                                               80                  5,160
 Viacom /1/                                             2,910                129,815
 Walt Disney                                            3,460                 57,782
                                                                             325,886
NETWORKING PRODUCTS (1.06%)
 Cisco Systems /1/                                     12,390                138,520
NON-HAZARDOUS WASTE DISPOSAL (0.23%)
 Waste Management                                       1,290                 29,696
OFFICE AUTOMATION & EQUIPMENT (0.37%)
 Pitney Bowes                                             690                 23,150
 Xerox /1/                                              3,710                 24,634
                                                                              47,784
OFFICE SUPPLIES & FORMS (0.23%)
 Avery Dennison                                           480                 29,875
OIL & GAS DRILLING (0.64%)
 Nabors Industries /1/                                    780                 27,277
 Noble /1/                                                800                 25,856
 Transocean Sedco Forex                                 1,380                 30,332
                                                                              83,465
OIL COMPANY-EXPLORATION & PRODUCTION (0.22%)
 Apache                                                   530                 28,652
OIL COMPANY-INTEGRATED (4.20%)
 ChevronTexaco                                          1,632                110,372
 ConocoPhillips                                           673                 32,641
 Exxon Mobil                                           10,990                369,923
 Occidental Petroleum                                   1,230                 35,092
                                                                             548,028
OIL-FIELD SERVICES (0.20%)
 Schlumberger                                             640                 25,670
PAPER & RELATED PRODUCTS (0.57%)
 International Paper                                      340                 11,876
 Louisiana-Pacific                                      2,460                 16,580
 Temple-Inland                                            490                 20,100
                                                     Shares
                                                      Held                  Value
-------------------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
PAPER & RELATED PRODUCTS (CONTINUED)
                                                                         $
 Weyerhaeuser                                             570                 25,821
                                                                              74,377
PHARMACEUTICALS (0.59%)
 Pharmacia                                              1,780                 76,540
PHOTO EQUIPMENT & SUPPLIES (0.13%)
 Eastman Kodak                                            500                 16,475
PIPELINES (0.15%)
 El Paso                                                2,454                 19,019
PROPERTY & CASUALTY INSURANCE (0.50%)
 ACE                                                      690                 21,217
 Progressive                                              540                 29,700
 Travelers Property Casualty /1/                          343                  4,552
 Travelers Property Casualty /1/                          702                  9,491
                                                                              64,960
PUBLISHING-NEWSPAPERS (0.24%)
 Knight Ridder                                            440                 26,479
 Tribune                                                  110                  5,286
                                                                              31,765
REGIONAL BANKS (4.20%)
 Bank One                                               2,270                 87,554
 Comerica                                                 510                 22,267
 Fifth Third Bancorp                                    1,110                 70,485
 FleetBoston Financial                                  2,200                 51,458
 National City                                          1,580                 42,865
 PNC Financial Services Group                             800                 32,528
 Suntrust Banks                                           150                  9,126
 Union Planters                                           920                 25,999
 US Bancorp                                             2,660                 56,100
 Wells Fargo                                            2,990                150,905
                                                                             549,287
RETAIL-BEDDING (0.21%)
 Bed Bath & Beyond /1/                                    790                 28,013
RETAIL-BUILDING PRODUCTS (1.22%)
 Home Depot                                             4,200                121,296
 Lowe's                                                   910                 37,974
                                                                             159,270
RETAIL-DISCOUNT (3.40%)
 Costco Wholesale /1/                                     400                 13,572
 Dollar General                                         1,710                 23,872
 Target                                                 1,880                 56,625
 Wal-Mart Stores                                        6,540                350,217
                                                                             444,286
RETAIL-DRUG STORE (0.32%)
 Walgreen                                               1,250                 42,188
RETAIL-MAJOR DEPARTMENT STORE (0.37%)
 May Department Stores                                  1,050                 24,518
 Sears Roebuck                                            890                 23,371
                                                                              47,889
RETAIL-OFFICE SUPPLIES (0.16%)
 Staples /1/                                            1,310                 20,305
                                                     Shares
                                                      Held                  Value
-------------------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
RETAIL-REGIONAL DEPARTMENT STORE (0.51%)
                                                                         $
 Federated Department Stores /1/                          740                 22,718
 Kohls /1/                                                760                 44,422
                                                                              67,140
RETAIL-RESTAURANTS (0.37%)
 McDonald's                                             2,680                 48,535
RUBBER-TIRES (0.09%)
 Cooper Tire & Rubber                                     900                 11,709
SAVINGS & LOANS-THRIFTS (0.43%)
 Washington Mutual                                      1,590                 56,858
SEMICONDUCTOR COMPONENT-INTEGRATED CIRCUITS (0.22%)
 Analog Devices /1/                                     1,060                 28,408
SEMICONDUCTOR EQUIPMENT (0.35%)
 Applied Materials /1/                                  1,800                 27,054
 Kla-Tencor /1/                                           520                 18,517
                                                                              45,571
STEEL-PRODUCERS (0.16%)
 Nucor                                                    490                 20,649
TELECOMMUNICATION EQUIPMENT (0.34%)
 Qualcomm /1/                                             680                 23,473
 Scientific-Atlanta                                     1,680                 20,513
                                                                              43,986
TELEPHONE-INTEGRATED (3.74%)
 Alltel                                                   770                 38,277
 AT&T                                                   6,030                 78,631
 BellSouth                                              3,230                 84,464
 SBC Communications                                     4,600                118,036
 Sprint                                                 2,200                 27,324
 Verizon Communications                                 3,760                141,978
                                                                             488,710
TOBACCO (1.02%)
 Philip Morris                                          3,270                133,252
TOOLS-HAND HELD (0.20%)
 Black & Decker                                           560                 26,186
TRANSPORT-RAIL (0.74%)
 Burlington Northern Santa Fe                           1,050                 27,016
 Norfolk Southern                                       1,410                 28,482
 Union Pacific                                            700                 41,335
                                                                              96,833
TRANSPORT-SERVICES (1.06%)
 FedEx                                                    710                 37,765
 United Parcel Service                                  1,680                100,817
                                                                             138,582
WEB PORTALS (0.24%)
 Yahoo /1/                                              2,100                 31,332
WIRELESS EQUIPMENT (0.34%)
 Motorola                                               4,860                 44,566
                                         TOTAL COMMON STOCKS              12,233,578

                                                   Principal
                                                     Amount                 Value
-------------------------------------------------------------------------------------------
COMMERCIAL PAPER (6.08%)
FINANCE-MORTGAGE LOAN/BANKER (6.08%)
 Investment in Joint Trading Account;
  Federal Home Loan Bank System
                                                   $                     $
  1.72%; 11/01/02                                     794,710                794,710
                                      TOTAL COMMERCIAL PAPER                 794,710
                                                                         -----------

                        TOTAL PORTFOLIO INVESTMENTS (99.74%)              13,028,288
CASH AND RECEIVABLES, NET OF LIABILITIES (0.26%)                              33,483
                                  TOTAL NET ASSETS (100.00%)             $13,061,771
                                                                         -------------

                            SCHEDULE OF INVESTMENTS
                         PARTNERS LARGECAP BLEND FUND I

                                OCTOBER 31, 2002


                                                           Unrealized
    Contract                    Opening       Current     Gain (Loss)
      Type        Commitment  Market Value  Market Value
----------------------------------------------------------------------
FUTURES CONTRACTS
16 S&P 500 EMini    Buy         $691,328      $708,320       $16,992
December, 2002
Futures


/1 /Non-income producing security.
/2 /Security or a portion of the security was pledged to cover margin requirements for futures contracts.

See accompanying notes.

                            SCHEDULE OF INVESTMENTS
                        PARTNERS LARGECAP GROWTH  FUND I

                                OCTOBER 31, 2002

                                                   Shares
                                                    Held                 Value
-----------------------------------------------------------------------------------------
COMMON STOCKS (95.36%)
AEROSPACE & DEFENSE EQUIPMENT (2.44%)
                                                                      $
 General Dynamics                                   30,095               2,381,418
 Lockheed Martin                                    52,250               3,025,275
 United Technologies                                37,575               2,317,250
                                                                         7,723,943
APPLICATIONS SOFTWARE (5.67%)
 Microsoft /1/                                     334,850              17,904,429
BEVERAGES-NON-ALCOHOLIC (3.33%)
 Coca-Cola                                         134,135               6,234,595
 Pepsico                                            97,052               4,279,993
                                                                        10,514,588
BREWERY (1.19%)
 Anheuser-Busch                                     71,015               3,746,751
CIRCUIT BOARDS (0.37%)
 Jabil Circuit /1/                                  76,210               1,175,920
COMMERCIAL SERVICES (0.56%)
 Weight Watchers International /1/                  37,550               1,777,993
COMPUTER SERVICES (0.50%)
 Affiliated Computer Services /1/                   12,450                 573,323
 Sungard Data Systems /1/                           45,890               1,017,381
                                                                         1,590,704
COMPUTERS (3.71%)
 Dell Computer /1/                                 221,090               6,325,385
 Hewlett-Packard                                    54,800                 865,840
 International Business Machines                    52,550               4,148,297
 Sun Microsystems /1/                              126,630                 374,951
                                                                        11,714,473
COMPUTERS-MEMORY DEVICES (0.47%)
 EMC /1/                                           193,190                 987,201
 Veritas Software /1/                               32,150                 490,287
                                                                         1,477,488
COSMETICS & TOILETRIES (3.55%)
 Alberto-Culver                                     24,700               1,275,014
 Colgate-Palmolive                                  35,385               1,945,467
 Gillette                                           54,500               1,628,460
 Procter & Gamble                                   71,935               6,362,651
                                                                        11,211,592
DATA PROCESSING & MANAGEMENT (1.15%)
 Automatic Data Processing                          34,300               1,458,779
 First Data                                         62,220               2,173,967
                                                                         3,632,746
DIVERSIFIED FINANCIAL SERVICES (3.98%)
 Citigroup                                         340,550              12,583,323
DIVERSIFIED MANUFACTURING OPERATIONS (6.01%)
 3M                                                 23,600               2,995,784
 General Electric                                  633,190              15,988,047
                                                                        18,983,831
ELECTRONIC COMPONENTS-SEMICONDUCTOR (3.92%)
 Intel                                             468,965               8,113,095
 Microchip Technology /1/                           38,800                 946,720
 Texas Instruments                                 122,355               1,940,550
                                                   Shares
                                                    Held                 Value
-----------------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
ELECTRONIC COMPONENTS-SEMICONDUCTOR (CONTINUED)
                                                                      $
 Xilinx /1/                                         73,475               1,395,290
                                                                        12,395,655
ENTERPRISE SOFTWARE & SERVICE (1.28%)
 Oracle /1/                                        314,470               3,223,318
 Peoplesoft /1/                                     45,250                 819,025
                                                                         4,042,343
ENTERTAINMENT SOFTWARE (0.39%)
 Electronic Arts /1/                                18,800               1,224,256
FIDUCIARY BANKS (1.54%)
 Bank of New York                                  186,750               4,855,500
FINANCE-CREDIT CARD (1.67%)
 American Express                                  144,900               5,270,013
FINANCE-INVESTMENT BANKER & BROKER (1.03%)
 Goldman Sachs Group                                45,620               3,266,392
FINANCE-MORTGAGE LOAN/BANKER (2.44%)
 Federal Home Loan Mortgage                        124,995               7,697,192
FOOD-MISCELLANEOUS/DIVERSIFIED (0.75%)
 Kraft Foods /1/                                    60,150               2,375,925
FOOD-WHOLESALE & DISTRIBUTION (0.51%)
 Sysco                                              50,500               1,599,840
INTERNET BROKERS (0.38%)
 Charles Schwab                                    132,050               1,212,219
MEDICAL INSTRUMENTS (1.49%)
 Medtronic                                         105,205               4,713,184
MEDICAL PRODUCTS (2.69%)
 Johnson & Johnson                                 144,845               8,509,644
MEDICAL-BIOMEDICAL/GENE (2.12%)
 Amgen /1/                                          99,120               4,615,027
 Idec Pharmaceuticals /1/                           45,050               2,073,201
                                                                         6,688,228
MEDICAL-DRUGS (10.46%)
 Abbott Laboratories                                97,645               4,088,396
 Bristol-Myers Squibb                               67,600               1,663,636
 Celgene /1/                                        27,925                 618,539
 Eli Lilly                                          60,100               3,335,550
 Forest Laboratories /1/                            11,775               1,153,832
 Merck                                              98,760               5,356,742
 Pfizer                                            432,280              13,733,536
 Schering-Plough                                       500                  10,675
 Wyeth                                              91,725               3,072,788
                                                                        33,033,694
MEDICAL-HMO (0.97%)
 UnitedHealth Group                                 33,825               3,076,384
MEDICAL-HOSPITALS (1.39%)
 HCA                                               100,870               4,386,836
MEDICAL-WHOLESALE DRUG DISTRIBUTION (0.88%)
 AmerisourceBergen                                  15,075               1,072,586
                                                   Shares
                                                    Held                 Value
-----------------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
MEDICAL-WHOLESALE DRUG DISTRIBUTION (CONTINUED)
                                                                      $
 Cardinal Health                                    24,710               1,710,179
                                                                         2,782,765
MONEY CENTER BANKS (0.51%)
 JP Morgan Chase                                    78,300               1,624,725
MOTORCYCLE & MOTOR SCOOTER (0.27%)
 Harley-Davidson                                    16,100                 842,030
MULTI-LINE INSURANCE (2.46%)
 American International Group                      124,450               7,784,348
MULTIMEDIA (2.32%)
 AOL Time Warner /1/                               129,900               1,916,025
 Gannett                                            24,650               1,871,675
 Viacom /1/                                         79,245               3,535,119
                                                                         7,322,819
NETWORKING PRODUCTS (1.95%)
 Cisco Systems /1/                                 550,525               6,154,870
OIL COMPANY-EXPLORATION & PRODUCTION (0.50%)
 Devon Energy                                       31,400               1,585,700
OIL-FIELD SERVICES (1.45%)
 Baker Hughes                                       98,540               2,862,587
 BJ Services /1/                                    56,525               1,714,403
                                                                         4,576,990
PHARMACEUTICALS (1.16%)
 Pharmacia                                          85,490               3,676,070
REGIONAL BANKS (0.87%)
 Fifth Third Bancorp                                43,460               2,759,710
RETAIL-APPAREL & SHOE (0.25%)
 Limited                                            49,400                 774,098
RETAIL-BEDDING (0.45%)
 Bed Bath & Beyond /1/                              39,700               1,407,762
RETAIL-BUILDING PRODUCTS (2.22%)
 Home Depot                                        178,980               5,168,942
 Lowe's                                             44,000               1,836,120
                                                                         7,005,062
RETAIL-DISCOUNT (5.24%)
 Costco Wholesale /1/                               34,385               1,166,683
 Dollar General                                     63,875                 891,695
 Dollar Tree Stores /1/                             25,850                 679,596
 Target                                             52,600               1,584,312
 TJX                                                78,350               1,607,742
 Wal-Mart Stores                                   198,545              10,632,085
                                                                        16,562,113
RETAIL-DRUG STORE (0.71%)
 Walgreen                                           66,025               2,228,344
RETAIL-JEWELRY (0.28%)
 Tiffany                                            33,245                 870,354
RETAIL-REGIONAL DEPARTMENT STORE (0.70%)
 Kohls /1/                                          38,100               2,226,945
                                                   Shares
                                                    Held                 Value
-----------------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
RETAIL-RESTAURANTS (0.68%)
                                                                      $
 Wendy's International                              19,300                 611,424
 Yum! Brands /1/                                    67,625               1,523,591
                                                                         2,135,015
SCHOOLS (0.31%)
 Apollo Group /1/                                   23,250                 964,875
SEMICONDUCTOR COMPONENT-INTEGRATED CIRCUITS (0.96%)
 Analog Devices /1/                                 18,250                 489,100
 Linear Technology                                  48,300               1,335,012
 Maxim Integrated Products /1/                      37,550               1,195,592
                                                                         3,019,704
SEMICONDUCTOR EQUIPMENT (0.68%)
 Applied Materials /1/                              84,820               1,274,845
 Novellus Systems /1/                               27,950                 883,220
                                                                         2,158,065
TELECOMMUNICATION EQUIPMENT (0.54%)
 Qualcomm /1/                                       49,415               1,705,806
TELEPHONE-INTEGRATED (1.14%)
 Verizon Communications                             95,095               3,590,787
TELEVISION (0.84%)
 Univision Communications /1/                      102,525               2,656,423
THERAPEUTICS (0.29%)
 Gilead Sciences /1/                                26,830                 932,074
TOBACCO (1.21%)
 Philip Morris                                      94,055               3,832,741
WIRELESS EQUIPMENT (0.53%)
 Motorola                                          182,640               1,674,809
                                      TOTAL COMMON STOCKS              301,240,090
                                                                      ------------

                     TOTAL PORTFOLIO INVESTMENTS (95.36%)              301,240,090
CASH AND RECEIVABLES, NET OF LIABILITIES (4.64%)                        14,669,265
                               TOTAL NET ASSETS (100.00%)             $315,909,355
                                                                      --------------

 /1/ Non-income producing security.
                                      232

See accompanying notes.

                            SCHEDULE OF INVESTMENTS
                        PARTNERS LARGECAP GROWTH FUND II

                                OCTOBER 31, 2002

                                                Shares
                                                 Held               Value
-----------------------------------------------------------------------------------
COMMON STOCKS (99.18%)
AEROSPACE & DEFENSE EQUIPMENT (0.42%)
                                                                  $
 Lockheed Martin                                   600                34,740
APPLICATIONS SOFTWARE (5.56%)
 Microsoft /1/                                   8,700               465,189
AUTO-CARS & LIGHT TRUCKS (0.68%)
 DaimlerChrysler /1/                               600                20,460
 General Motors                                  1,100                36,575
                                                                      57,035
AUTO/TRUCK PARTS & EQUIPMENT-ORIGINAL (0.09%)
 Lear /1/                                          200                 7,310
BEVERAGES-NON-ALCOHOLIC (2.55%)
 Coca-Cola                                       2,600               120,848
 Pepsico                                         2,100                92,610
                                                                     213,458
BREWERY (2.75%)
 Anheuser-Busch                                  2,500               131,900
 Heineken                                        2,450                98,434
                                                                     230,334
BUILDING-MAINTENANCE & SERVICE (0.35%)
 Ecolab                                            600                28,950
CELLULAR TELECOMMUNICATIONS (0.53%)
 Vodafone Group                                  2,800                44,576
COMPUTERS (3.95%)
 Dell Computer /1/                               6,600               188,826
 International Business Machines                 1,800               142,092
                                                                     330,918
COMPUTERS-INTEGRATED SYSTEMS (0.13%)
 McData /1/                                      1,600                10,528
COMPUTERS-MEMORY DEVICES (0.19%)
 EMC /1/                                         3,100                15,841
COMPUTERS-PERIPHERAL EQUIPMENT (0.99%)
 Lexmark International /1/                       1,400                83,188
COSMETICS & TOILETRIES (3.49%)
 Gillette                                        1,800                53,784
 Procter & Gamble                                2,700               238,815
                                                                     292,599
DATA PROCESSING & MANAGEMENT (0.33%)
 First Data                                        800                27,952
DIVERSIFIED FINANCIAL SERVICES (1.54%)
 Citigroup                                       3,500               129,325
DIVERSIFIED MANUFACTURING OPERATIONS (4.98%)
 3M                                              1,700               215,798
 General Electric                                6,500               164,125
 Illinois Tool Works                               600                36,840
                                                                     416,763
ELECTRONIC COMPONENTS-SEMICONDUCTOR (2.45%)
 Intel                                           9,000               155,700
 QLogic /1/                                        600                20,886
                                                Shares
                                                 Held               Value
-----------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
ELECTRONIC COMPONENTS-SEMICONDUCTOR (CONTINUED)
                                                                  $
 STMicroelectronics                              1,443                28,384
                                                                     204,970
ENTERPRISE SOFTWARE & SERVICE (1.69%)
 BEA Systems /1/                                 3,800                30,738
 BMC Software /1/                                1,600                25,504
 Oracle /1/                                      8,300                85,075
                                                                     141,317
FIDUCIARY BANKS (0.40%)
 State Street                                      800                33,096
FINANCE-CREDIT CARD (1.18%)
 American Express                                2,000                72,740
 MBNA                                            1,300                26,403
                                                                      99,143
FINANCE-INVESTMENT BANKER & BROKER (2.00%)
 AG Edwards                                        500                16,450
 Bear Stearns                                      900                54,945
 Goldman Sachs Group                               800                57,280
 Morgan Stanley Dean Witter                      1,000                38,920
                                                                     167,595
FINANCE-MORTGAGE LOAN/BANKER (2.12%)
 Federal Home Loan Mortgage                      1,800               110,844
 Federal National Mortgage Association           1,000                66,860
                                                                     177,704
FOOD-CONFECTIONERY (0.63%)
 Wm. Wrigley Jr.                                 1,000                52,770
FOOD-MISCELLANEOUS/DIVERSIFIED (1.74%)
 Kellogg                                         1,700                54,162
 Nestle                                          1,700                91,121
                                                                     145,283
FOOD-WHOLESALE & DISTRIBUTION (1.51%)
 Sysco                                           4,000               126,720
INSTRUMENTS-CONTROLS (0.28%)
 Johnson Controls                                  300                23,400
INTERNET INFRASTRUCTURE SOFTWARE (0.07%)
 F5 Networks /1/                                   611                 5,737
INVESTMENT MANAGEMENT & ADVISORY SERVICES (0.83%)
 Franklin Resources                              2,100                69,279
LIFE & HEALTH INSURANCE (0.36%)
 Aflac                                           1,000                30,440
MACHINERY-FARM (1.05%)
 Deere                                           1,900                88,141
MEDICAL INSTRUMENTS (4.02%)
 Boston Scientific /1/                           2,200                82,786
 Medtronic                                       3,600               161,280
 St. Jude Medical /1/                            2,600                92,586
                                                                     336,652
MEDICAL PRODUCTS (3.54%)
 Johnson & Johnson                               4,700               276,125
                                                Shares
                                                 Held               Value
-----------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
MEDICAL PRODUCTS (CONTINUED)
                                                                  $
 Zimmer Holdings /1/                               500                20,610
                                                                     296,735
MEDICAL-BIOMEDICAL/GENE (1.59%)
 Amgen /1/                                       2,492               116,027
 Genzyme /1/                                       600                16,710
                                                                     132,737
MEDICAL-DRUGS (7.36%)
 Abbott Laboratories                             2,500               104,675
 Eli Lilly                                       1,100                61,050
 Forest Laboratories /1/                           800                78,392
 Novartis                                        2,900               110,026
 Pfizer                                          7,300               231,921
 Wyeth                                             900                30,150
                                                                     616,214
MEDICAL-HMO (0.54%)
 UnitedHealth Group                                500                45,475
MEDICAL-HOSPITALS (0.78%)
 HCA                                             1,500                65,235
MEDICAL-WHOLESALE DRUG DISTRIBUTION (0.33%)
 Cardinal Health                                   400                27,684
MONEY CENTER BANKS (1.17%)
 Bank of America                                 1,400                97,720
MULTI-LINE INSURANCE (3.81%)
 Allstate                                        2,200                87,516
 American International Group                    3,700               231,435
                                                                     318,951
MULTIMEDIA (2.89%)
 E.W. Scripps                                      500                38,595
 Viacom /1/                                      3,355               149,667
 Walt Disney                                     3,200                53,440
                                                                     241,702
NETWORKING PRODUCTS (1.14%)
 Cisco Systems /1/                               8,500                95,030
OIL COMPANY-EXPLORATION & PRODUCTION (1.40%)
 Apache                                          1,300                70,278
 Ocean Energy                                    2,100                39,123
 Pioneer Natural Resources /1/                     300                 7,461
                                                                     116,862
OIL COMPANY-INTEGRATED (0.48%)
 Exxon Mobil                                     1,200                40,392
PHARMACEUTICALS (2.05%)
 Pharmacia                                       4,000               172,000
PUBLICLY TRADED INVESTMENT FUND (9.55%)
 iShares S&P 500 Index Fund                      2,300               204,309
 Nasdaq 100 Shares /1/                           8,000               196,560
 Standard & Poor's 500 Depository Receipts       2,300               204,240
 Standard & Poor's MidCap 400 Depository
  Receipts                                       2,500               194,250
                                                                     799,359
                                                Shares
                                                 Held               Value
-----------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
RADIO (0.64%)
                                                                  $
 Entercom Communications /1/                       500                24,610
 Westwood One /1/                                  800                29,040
                                                                      53,650
REGIONAL BANKS (2.07%)
 Fifth Third Bancorp                             1,700               107,950
 Wells Fargo                                     1,300                65,611
                                                                     173,561
RETAIL-APPAREL & SHOE (0.43%)
 Nordstrom                                       1,800                35,856
RETAIL-BUILDING PRODUCTS (0.81%)
 Home Depot                                      1,200                34,656
 Lowe's                                            800                33,384
                                                                      68,040
RETAIL-CONSUMER ELECTRONICS (0.27%)
 Best Buy /1/                                    1,100                22,671
RETAIL-DISCOUNT (3.47%)
 Target                                          1,300                39,156
 Wal-Mart Stores                                 4,700               251,685
                                                                     290,841
RETAIL-DRUG STORE (1.01%)
 CVS                                             1,100                30,503
 Walgreen                                        1,609                54,304
                                                                      84,807
RETAIL-REGIONAL DEPARTMENT STORE (0.07%)
 Federated Department Stores /1/                   200                 6,140
SEMICONDUCTOR COMPONENT-INTEGRATED CIRCUITS (1.22%)
 Analog Devices /1/                                700                18,760
 Linear Technology                               2,200                60,808
 Maxim Integrated Products /1/                     700                22,288
                                                                     101,856
SEMICONDUCTOR EQUIPMENT (0.84%)
 Applied Materials /1/                           3,000                45,090
 Kla-Tencor /1/                                    700                24,927
                                                                      70,017
TELECOMMUNICATION EQUIPMENT (0.83%)
 Nokia                                           3,900                64,818
 Tellabs /1/                                       600                 4,608
                                                                      69,426
THERAPEUTICS (0.83%)
 Gilead Sciences /1/                             2,000                69,480
TRANSPORT-SERVICES (0.36%)
 United Parcel Service                             500                30,005
TRAVEL SERVICES (0.22%)
 Hotels.com /1/                                    300                18,705
                                                Shares
                                                 Held               Value
-----------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
WEB PORTALS (0.62%)
 Yahoo /1/                                       3,500            $   52,220
                                  TOTAL COMMON STOCKS              8,304,324
                                                                  ----------

                 TOTAL PORTFOLIO INVESTMENTS (99.18%)              8,304,324
CASH AND RECEIVABLES, NET OF LIABILITIES (0.82%)                      68,627
                           TOTAL NET ASSETS (100.00%)             $8,372,951
                                                                  ------------




/1 /Non-income producing security.

See accompanying notes.

                            SCHEDULE OF INVESTMENTS
                          PARTNERS LARGECAP VALUE FUND

                                OCTOBER 31, 2002

                                                      Shares
                                                       Held                  Value
---------------------------------------------------------------------------------------------
COMMON STOCKS (94.51%)
AEROSPACE & DEFENSE (0.27%)
                                                                          $
 Raytheon                                               42,300               1,247,850
AEROSPACE & DEFENSE EQUIPMENT (0.09%)
 Goodrich                                               26,800                 404,680
APPAREL MANUFACTURERS (0.43%)
 Liz Claiborne                                          12,350                 367,042
 VF                                                     43,900               1,616,398
                                                                             1,983,440
APPLIANCES (0.41%)
 Whirlpool                                              41,400               1,929,654
APPLICATIONS SOFTWARE (0.44%)
 Compuware /1/                                         420,000               2,037,420
AUTO-CARS & LIGHT TRUCKS (0.67%)
 Ford Motor                                              1,000                   8,460
 General Motors                                         93,300               3,102,225
                                                                             3,110,685
AUTO/TRUCK PARTS & EQUIPMENT-ORIGINAL (1.71%)
 Autoliv                                                11,400                 221,160
 Dana                                                  144,900               1,449,000
 Delphi Automotive Systems                             304,700               2,120,712
 Lear /1/                                               58,900               2,152,795
 Magna International                                    37,500               2,026,875
                                                                             7,970,542
BEVERAGES-NON-ALCOHOLIC (0.09%)
 Coca-Cola Enterprises                                  17,500                 417,200
BROADCASTING SERVICES & PROGRAMMING (0.03%)
 Liberty Media /1/                                      17,400                 143,898
BUILDING & CONSTRUCTION PRODUCTS-MISCELLANEOUS (0.12%)
 Vulcan Materials                                       16,900                 567,164
BUILDING-RESIDENTIAL & COMMERCIAL (1.46%)
 Centex                                                 52,800               2,401,344
 KB Home                                                43,900               2,072,080
 Pulte                                                  50,600               2,323,552
                                                                             6,796,976
CELLULAR TELECOMMUNICATIONS (0.88%)
 AT&T Wireless Services /1/                            598,600               4,112,382
CHEMICALS-DIVERSIFIED (2.88%)
 Dow Chemical                                          142,600               3,706,174
 E.I. Du Pont de Nemours                               164,100               6,769,125
 PPG Industries                                         62,575               2,942,902
                                                                            13,418,201
CHEMICALS-SPECIALTY (1.15%)
 Cabot                                                  66,100               1,565,248
 Eastman Chemical                                       39,400               1,431,796
 Great Lakes Chemical                                   28,100                 683,392
 Lubrizol                                               49,600               1,438,400
 Millennium Chemicals                                   23,900                 221,553
                                                                             5,340,389
COATINGS & PAINT (0.39%)
 Sherwin-Williams                                       67,300               1,840,655
                                                      Shares
                                                       Held                  Value
---------------------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
COMMERCIAL BANKS (1.51%)
                                                                          $
 Amsouth Bancorp                                       116,500               2,283,400
 Regions Financial                                      87,450               2,961,932
 SouthTrust                                              8,000                 204,960
 UnionBanCal                                            37,150               1,586,305
                                                                             7,036,597
COMMERCIAL SERVICE-FINANCE (0.53%)
 Deluxe                                                 53,500               2,472,770
COMPUTER SERVICES (0.20%)
 Electronic Data Systems                                62,075                 934,850
COMPUTERS (2.48%)
 Hewlett-Packard                                       471,454               7,448,973
 International Business Machines                        52,125               4,114,748
                                                                            11,563,721
COMPUTERS-MEMORY DEVICES (0.09%)
 Quantum /1/                                           146,300                 433,048
CONSUMER PRODUCTS-MISCELLANEOUS (0.47%)
 Fortune Brands                                         43,450               2,175,107
CONTAINERS-PAPER & PLASTIC (0.10%)
 Bemis                                                   3,400                 177,106
 Smurfit-Stone Container /1/                            20,200                 262,802
 Sonoco Products                                         1,300                  30,550
                                                                               470,458
COSMETICS & TOILETRIES (0.50%)
 Procter & Gamble                                       26,100               2,308,545
DISTRIBUTION-WHOLESALE (1.11%)
 Genuine Parts                                          68,825               2,033,090
 Ingram Micro /1/                                      114,350               1,638,636
 Tech Data /1/                                          46,400               1,482,480
                                                                             5,154,206
DIVERSIFIED FINANCIAL SERVICES (3.60%)
 Citigroup                                             453,300              16,749,435
DIVERSIFIED MANUFACTURING OPERATIONS (1.27%)
 Cooper Industries                                      66,600               2,097,234
 Eaton                                                  40,425               2,764,666
 FMC /1/                                                33,775               1,033,177
                                                                             5,895,077
ELECTRIC-INTEGRATED (5.46%)
 Allegheny Energy                                       76,200                 434,340
 Ameren                                                 64,500               2,605,800
 American Electric Power                               106,925               2,741,557
 Cinergy                                                80,450               2,502,800
 CMS Energy                                            143,600               1,124,388
 Consolidated Edison                                    72,950               3,105,481
 Constellation Energy Group                             90,800               2,322,664
 Entergy                                                80,600               3,553,654
 Northeast Utilities                                   139,600               2,100,980
 Pepco Holdings                                         41,900                 867,330
 PPL                                                    74,400               2,574,984
 Puget Energy                                           61,800               1,315,722
 Westar Energy                                           6,200                  67,270
                                                      Shares
                                                       Held                  Value
---------------------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
ELECTRIC-INTEGRATED (CONTINUED)
                                                                          $
 XCEL Energy                                            10,400                 108,160
                                                                            25,425,130
ELECTRONIC COMPONENTS-MISCELLANEOUS (0.07%)
 Solectron /1/                                         138,200                 310,950
ELECTRONIC CONNECTORS (0.15%)
 Thomas & Betts /1/                                     41,100                 680,616
ELECTRONIC PARTS DISTRIBUTION (0.33%)
 Arrow Electronics /1/                                  67,000                 879,710
 Avnet                                                  70,200                 652,860
                                                                             1,532,570
FINANCE-INVESTMENT BANKER & BROKER (2.06%)
 Bear Stearns                                           42,700               2,606,835
 Lehman Brothers Holdings                               43,825               2,334,558
 Merrill Lynch                                          25,200                 956,340
 Morgan Stanley Dean Witter                             94,600               3,681,832
                                                                             9,579,565
FINANCE-MORTGAGE LOAN/BANKER (1.46%)
 Countrywide Credit Industries                          45,675               2,297,909
 Federal Home Loan Mortgage                             43,300               2,666,414
 Federal National Mortgage Association                  27,425               1,833,636
                                                                             6,797,959
FINANCIAL GUARANTEE INSURANCE (0.40%)
 MGIC Investment                                        44,400               1,863,024
FOOD (0.46%)
 Archer-Daniels-Midland                                157,415               2,143,992
FOOD-MISCELLANEOUS/DIVERSIFIED (1.31%)
 Conagra Foods                                         120,250               2,916,063
 H.J. Heinz                                             54,575               1,755,132
 Sara Lee                                               61,600               1,406,328
                                                                             6,077,523
FOOD-RETAIL (0.52%)
 Albertson's                                            76,900               1,715,639
 Kroger                                                 48,400                 718,256
                                                                             2,433,895
FOOD-WHOLESALE & DISTRIBUTION (0.00%)
 Supervalu                                                 700                  11,760
GAS-DISTRIBUTION (0.59%)
 Sempra Energy                                         123,600               2,736,504
HOME DECORATION PRODUCTS (0.09%)
 Newell Rubbermaid                                      13,100                 424,702
HOME FURNISHINGS (0.45%)
 Leggett & Platt                                       101,300               2,112,105
INDEPENDENT POWER PRODUCER (0.08%)
 Reliant Resources /1/                                 210,325                 395,411
INDUSTRIAL GASES (0.08%)
 Praxair                                                 6,900                 376,050
INSTRUMENTS-CONTROLS (1.04%)
 Johnson Controls                                       24,700               1,926,600
                                                      Shares
                                                       Held                  Value
---------------------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
INSTRUMENTS-CONTROLS (CONTINUED)
                                                                          $
 Parker Hannifin                                        67,000               2,923,210
                                                                             4,849,810
INSURANCE BROKERS (0.45%)
 Aon                                                   113,400               2,078,622
LIFE & HEALTH INSURANCE (0.58%)
 Jefferson-Pilot                                        65,800               2,641,870
 Torchmark                                               1,975                  70,705
                                                                             2,712,575
MEDICAL PRODUCTS (0.01%)
 Becton Dickinson                                        1,000                  29,510
MEDICAL-DRUGS (3.20%)
 Abbott Laboratories                                    62,300               2,608,501
 Bristol-Myers Squibb                                   27,900                 686,619
 Merck                                                 130,625               7,085,100
 Schering-Plough                                       211,000               4,504,850
                                                                            14,885,070
MEDICAL-HMO (1.43%)
 Aetna                                                  53,300               2,147,990
 Health Net /1/                                        108,000               2,527,200
 Humana /1/                                            164,100               1,998,738
                                                                             6,673,928
MONEY CENTER BANKS (5.78%)
 Bank of America                                       203,375              14,195,575
 JP Morgan Chase                                       244,900               5,081,675
 Wachovia                                              218,750               7,610,312
                                                                            26,887,562
MULTI-LINE INSURANCE (3.83%)
 Allstate                                              123,400               4,908,852
 American International Group                           83,615               5,230,118
 Cigna                                                  42,300               1,528,722
 MetLife                                               125,700               3,001,716
 St. Paul                                               96,050               3,150,440
                                                                            17,819,848
MULTIMEDIA (0.62%)
 AOL Time Warner /1/                                    40,900                 603,275
 Viacom /1/                                             35,000               1,561,350
 Walt Disney                                            42,400                 708,080
                                                                             2,872,705
OIL COMPANY-INTEGRATED (8.97%)
 Amerada Hess                                           30,600               1,569,780
 ChevronTexaco                                         145,264               9,824,204
 ConocoPhillips                                        121,114               5,874,029
 Exxon Mobil                                           639,000              21,508,740
 Occidental Petroleum                                  104,200               2,972,826
                                                                            41,749,579
OIL REFINING & MARKETING (0.89%)
 Ashland                                                72,200               1,895,250
 Valero Energy                                          63,800               2,246,398
                                                                             4,141,648
PAPER & RELATED PRODUCTS (2.06%)
 Boise Cascade                                          60,950               1,450,001
 Georgia-Pacific                                       172,150               2,100,230
                                                      Shares
                                                       Held                  Value
---------------------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
PAPER & RELATED PRODUCTS (CONTINUED)
                                                                          $
 International Paper                                   100,650               3,515,704
 MeadWestvaco                                          119,916               2,512,240
 Temple-Inland                                             300                  12,306
                                                                             9,590,481
PHOTO EQUIPMENT & SUPPLIES (0.51%)
 Eastman Kodak                                          72,700               2,395,465
POULTRY (0.50%)
 Tyson Foods                                           209,226               2,316,132
POWER CONVERTER & SUPPLY EQUIPMENT (0.38%)
 Hubbell                                                52,300               1,775,585
PRINTING-COMMERCIAL (0.27%)
 R.R. Donnelley & Sons                                  62,650               1,256,133
PROPERTY & CASUALTY INSURANCE (1.12%)
 Chubb                                                  48,300               2,724,603
 Travelers Property Casualty /1/                       149,517               1,984,090
 Travelers Property Casualty /1/                        38,044                 514,355
                                                                             5,223,048
REGIONAL BANKS (7.34%)
 Bank One                                              145,600               5,615,792
 Comerica                                               41,400               1,807,524
 FleetBoston Financial                                 223,662               5,231,454
 Huntington Bancshares                                 120,700               2,282,437
 KeyCorp                                               134,050               3,274,842
 National City                                         147,625               4,005,066
 Suntrust Banks                                         22,000               1,338,480
 Union Planters                                         66,000               1,865,160
 US Bancorp                                            197,150               4,157,893
 Wells Fargo                                            91,200               4,602,864
                                                                            34,181,512
RETAIL-AUTOMOBILE (0.47%)
 Autonation /1/                                        205,100               2,176,111
RETAIL-DISCOUNT (0.26%)
 TJX                                                    58,800               1,206,576
RETAIL-MAJOR DEPARTMENT STORE (1.01%)
 May Department Stores                                 105,350               2,459,923
 Sears Roebuck                                          85,000               2,232,100
                                                                             4,692,023
RETAIL-OFFICE SUPPLIES (0.57%)
 Office Depot /1/                                      184,400               2,653,516
RETAIL-REGIONAL DEPARTMENT STORE (0.62%)
 Federated Department Stores /1/                        93,400               2,867,380
RETAIL-RESTAURANTS (0.72%)
 McDonald's                                            140,600               2,546,266
 Wendy's International                                  25,800                 817,344
                                                                             3,363,610
RETAIL-TOY STORE (0.38%)
 Toys R Us /1/                                         177,400               1,772,226
RUBBER-TIRES (0.14%)
 Goodyear Tire & Rubber                                 94,500                 670,950
                                                      Shares
                                                       Held                  Value
---------------------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
SAVINGS & LOANS-THRIFTS (2.00%)
                                                                          $
 Charter One Financial                                   3,141                  95,109
 Golden West Financial                                  44,775               3,092,162
 Washington Mutual                                     171,287               6,125,223
                                                                             9,312,494
TELECOMMUNICATION EQUIPMENT (1.44%)
 Nortel Networks /1/                                 3,327,800               4,093,194
 Tellabs /1/                                           339,600               2,608,128
                                                                             6,701,322
TELECOMMUNICATION EQUIPMENT-FIBER OPTICS (0.69%)
 CIENA /1/                                             416,600               1,533,088
 Corning /1/                                           887,000               1,658,690
                                                                             3,191,778
TELEPHONE-INTEGRATED (6.76%)
 AT&T                                                  355,600               4,637,024
 BellSouth                                             286,100               7,481,515
 Qwest Communications International                    420,500               1,425,495
 SBC Communications                                    359,800               9,232,468
 Verizon Communications                                230,275               8,695,184
                                                                            31,471,686
TOBACCO (1.30%)
 Philip Morris                                         148,675               6,058,506
TOOLS-HAND HELD (0.59%)
 Black & Decker                                         28,275               1,322,139
 Snap-On                                                 3,800                  98,990
 Stanley Works                                          41,700               1,349,829
                                                                             2,770,958
TRANSPORT-RAIL (2.19%)
 Burlington Northern Santa Fe                          121,400               3,123,622
 CSX                                                    99,900               2,757,240
 Norfolk Southern                                       93,900               1,896,780
 Union Pacific                                          40,800               2,409,240
                                                                            10,186,882
                                          TOTAL COMMON STOCKS              439,951,937
                                                                          ------------

                         TOTAL PORTFOLIO INVESTMENTS (94.51%)              439,951,937
CASH AND RECEIVABLES, NET OF LIABILITIES (5.49%)                            25,563,425
                                   TOTAL NET ASSETS (100.00%)             $465,515,362
                                                                          --------------

/1/ Non-income producing security
                                     238

See accompanying notes.

                            SCHEDULE OF INVESTMENTS
                           PARTNERS MIDCAP BLEND FUND

                                OCTOBER 31, 2002

                                                 Shares
                                                  Held                Value
-------------------------------------------------------------------------------------
COMMON STOCKS (95.62%)
AEROSPACE & DEFENSE (1.45%)
                                                                   $
 Raytheon                                         1,400                 41,300
 Titan /1/                                        9,300                119,877
                                                                       161,177
AEROSPACE & DEFENSE EQUIPMENT (0.39%)
 Goodrich                                         2,900                 43,790
APPLICATIONS SOFTWARE (1.67%)
 Peregrine Systems /1/                           22,600                  2,011
 Rational Software /1/                           13,800                 91,356
 Siebel Systems /1/                              12,300                 92,496
                                                                       185,863
AUDIO & VIDEO PRODUCTS (0.27%)
 Polycom /1/                                      3,100                 30,535
AUTO-MEDIUM & HEAVY DUTY TRUCKS (0.83%)
 Navistar International /1/                       4,100                 91,922
AUTO/TRUCK PARTS & EQUIPMENT-ORIGINAL (0.46%)
 Lear /1/                                         1,400                 51,170
BATTERIES & BATTERY SYSTEMS (0.19%)
 Energizer Holdings /1/                             700                 20,888
BEVERAGES-NON-ALCOHOLIC (0.34%)
 Pepsi Bottling Group                             1,400                 37,730
BUILDING PRODUCTS-CEMENT & AGGREGATE (0.15%)
 Martin Marietta Materials                          600                 16,704
BUILDING-RESIDENTIAL & COMMERCIAL (0.26%)
 Ryland Group                                       700                 29,120
CABLE TV (0.40%)
 Adelphia Communications /1/                      6,300                    794
 Cablevision Systems /1/                          4,600                 43,976
                                                                        44,770
CASINO HOTELS (0.12%)
 Park Place Entertainment /1/                     1,900                 13,775
CELLULAR TELECOMMUNICATIONS (0.09%)
 Triton PCS Holdings /1/                          4,100                 10,045
CHEMICALS-DIVERSIFIED (0.03%)
 Hercules /1/                                       400                  3,840
CHEMICALS-SPECIALTY (0.88%)
 Cabot                                            2,400                 56,832
 Eastman Chemical                                 1,000                 36,340
 W.R. Grace /1/                                   2,600                  4,524
                                                                        97,696
COATINGS & PAINT (0.43%)
 RPM                                              3,200                 48,192
COMMERCIAL BANKS (4.56%)
 Banknorth Group                                  1,700                 39,389
 Compass Bancshares                               2,400                 77,520
 Cullen/Frost Bankers                               500                 17,315
 First Tennessee National                           900                 33,372
 Hibernia                                           700                 13,797
 M&T Bank                                           600                 49,152
                                                 Shares
                                                  Held                Value
-------------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
COMMERCIAL BANKS (CONTINUED)
                                                                   $
 Marshall & Ilsley                                1,100                 30,976
 Mercantile Bankshares                            1,100                 42,834
 National Commerce Financial                      2,900                 70,992
 Provident Financial Group                          400                 10,396
 Zions Bancorp                                    3,000                120,630
                                                                       506,373
COMMERCIAL SERVICE-FINANCE (1.21%)
 Concord EFS /1/                                  7,900                112,812
 Dun & Bradstreet /1/                               600                 21,930
                                                                       134,742
COMPUTER SERVICES (3.30%)
 Affiliated Computer Services /1/                 2,500                115,125
 Bisys Group /1/                                  2,700                 48,330
 DST Systems /1/                                  5,100                156,825
 Sungard Data Systems /1/                         2,100                 46,557
                                                                       366,837
COMPUTERS (0.49%)
 Apple Computer /1/                               3,400                 54,638
COMPUTERS-INTEGRATED SYSTEMS (0.44%)
 Synopsys /1/                                     1,300                 49,205
COMPUTERS-MEMORY DEVICES (2.31%)
 EMC /1/                                         18,900                 96,579
 Veritas Software /1/                            10,500                160,125
                                                                       256,704
CONSULTING SERVICES (0.11%)
 BearingPoint /1/                                 1,500                 11,700
CONSUMER PRODUCTS-MISCELLANEOUS (0.41%)
 Dial                                               500                 10,630
 Fortune Brands                                     700                 35,042
                                                                        45,672
CONTAINERS-PAPER & PLASTIC (1.21%)
 Longview Fibre                                     100                    680
 Packaging Corp. of America /1/                   1,300                 22,594
 Pactiv /1/                                       3,800                 75,392
 Sonoco Products                                  1,500                 35,250
                                                                       133,916
COSMETICS & TOILETRIES (0.51%)
 International Flavors & Fragrances               1,700                 57,035
DATA PROCESSING & MANAGEMENT (0.83%)
 CSG Systems International /1/                      900                 11,591
 First Data                                       1,400                 48,916
 SEI Investments                                  1,200                 32,028
                                                                        92,535
DIRECT MARKETING (0.05%)
 Harte-Hanks                                        300                  5,724
DISTRIBUTION-WHOLESALE (0.52%)
 Tech Data /1/                                    1,800                 57,510
DIVERSIFIED MANUFACTURING OPERATIONS (2.41%)
 Cooper Industries                                1,800                 56,682
 Federal Signal                                   3,000                 50,670
                                                 Shares
                                                  Held                Value
-------------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
DIVERSIFIED MANUFACTURING OPERATIONS (CONTINUED)
                                                                   $
 Harsco                                           1,500                 38,475
 Pentair                                            400                 13,216
 SPX /1/                                          2,500                105,025
 Teleflex                                           100                  4,206
                                                                       268,274
DIVERSIFIED OPERATORS-COMMERCIAL SERVICE (0.53%)
 Aramark /1/                                      2,800                 59,080
E-MARKETING-INFORMATION (0.33%)
 DoubleClick /1/                                  5,200                 36,400
ELECTRIC PRODUCTS-MISCELLANEOUS (0.03%)
 GrafTech International /1/                         900                  3,528
ELECTRIC-INTEGRATED (3.81%)
 Allegheny Energy                                11,200                 63,840
 Ameren                                           1,700                 68,680
 Black Hills                                        100                  2,635
 DQE                                              3,500                 55,790
 Edison International /1/                         4,300                 43,215
 Energy East                                      3,100                 66,030
 Exelon                                           2,300                115,920
 Pinnacle West Capital                              100                  2,850
 Progress Energy                                    100                  4,172
                                                                       423,132
ELECTRONIC COMPONENTS-MISCELLANEOUS (0.64%)
 Solectron /1/                                   13,100                 29,475
 Vishay Intertechnology /1/                       4,000                 41,200
                                                                        70,675
ELECTRONIC COMPONENTS-SEMICONDUCTOR (1.78%)
 Fairchild Semiconductor International /1/        6,300                 74,970
 Intersil Holding /1/                             4,000                 67,960
 Microchip Technology /1/                           800                 19,520
 Micron Technology /1/                            2,200                 35,200
                                                                       197,650
ELECTRONIC PARTS DISTRIBUTION (0.84%)
 Avnet                                           10,000                 93,000
ENTERPRISE SOFTWARE & SERVICE (1.08%)
 Legato Systems /1/                               4,700                 17,108
 Peoplesoft /1/                                   5,700                103,170
                                                                       120,278
ENTERTAINMENT SOFTWARE (0.28%)
 Activision /1/                                   1,500                 30,750
FIDUCIARY BANKS (1.99%)
 Mellon Financial                                 7,800                220,662
FILTRATION & SEPARATION PRODUCTS (0.42%)
 Pall                                             2,700                 46,899
FINANCE-AUTO LOANS (0.26%)
 AmeriCredit /1/                                  3,800                 28,842
FINANCE-CREDIT CARD (0.01%)
 Metris                                             500                  1,425
                                                 Shares
                                                  Held                Value
-------------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
FINANCE-INVESTMENT BANKER & BROKER (1.11%)
                                                                   $
 Investment Technology Group /1/                  1,700                 54,230
 Lehman Brothers Holdings                         1,300                 69,251
                                                                       123,481
FINANCIAL GUARANTEE INSURANCE (1.71%)
 MBIA                                               350                 15,277
 PMI Group                                        1,600                 47,680
 Radian Group                                     3,600                126,972
                                                                       189,929
FOOD-MEAT PRODUCTS (0.13%)
 Smithfield Foods /1/                               900                 13,986
FOOD-MISCELLANEOUS/DIVERSIFIED (0.98%)
 H.J. Heinz                                       1,400                 45,024
 Sara Lee                                         2,800                 63,924
                                                                       108,948
FOOD-RETAIL (0.43%)
 Kroger                                           3,200                 47,488
GAS-DISTRIBUTION (0.36%)
 Sempra Energy                                    1,800                 39,852
HEALTH CARE COST CONTAINMENT (1.19%)
 Caremark Rx /1/                                  7,500                132,750
HUMAN RESOURCES (0.37%)
 Manpower                                         1,200                 40,920
INDEPENDENT POWER PRODUCER (0.70%)
 Calpine /1/                                     33,100                 66,200
 Mirant /1/                                       5,400                 11,556
                                                                        77,756
INSTRUMENTS-CONTROLS (0.49%)
 Parker Hannifin                                    500                 21,815
 Thermo Electron /1/                              1,800                 33,102
                                                                        54,917
INSURANCE BROKERS (0.22%)
 Arthur J. Gallagher                                900                 24,138
INTERNET BROKERS (0.04%)
 E*trade Group /1/                                1,000                  4,500
INTERNET SECURITY (0.43%)
 Network Associates /1/                           3,000                 47,670
INVESTMENT MANAGEMENT & ADVISORY SERVICES (0.45%)
 Affiliated Managers Group /1/                      800                 41,536
 Waddell & Reed Financial                           500                  8,750
                                                                        50,286
LOTTERY SERVICES (1.12%)
 Gtech Holdings /1/                               4,800                124,800
MACHINERY TOOLS & RELATED PRODUCTS (0.28%)
 Kennametal                                       1,000                 31,170
MACHINERY-PUMPS (0.07%)
 Flowserve /1/                                      700                  8,204
MEDICAL INSTRUMENTS (1.41%)
 Beckman Coulter                                    900                 25,065
                                                 Shares
                                                  Held                Value
-------------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
MEDICAL INSTRUMENTS (CONTINUED)
                                                                   $
 St. Jude Medical /1/                             3,700                131,757
                                                                       156,822
MEDICAL LABORATORY & TESTING SERVICE (1.71%)
 Covance /1/                                      1,700                 37,876
 Laboratory Corp. of America Holdings /1/         3,400                 81,940
 Quest Diagnostics /1/                            1,100                 70,213
                                                                       190,029
MEDICAL PRODUCTS (0.78%)
 Varian Medical Systems /1/                       1,800                 86,796
MEDICAL STERILIZATION PRODUCT (0.72%)
 Steris /1/                                       3,000                 79,590
MEDICAL-BIOMEDICAL/GENE (2.95%)
 Icos /1/                                         2,500                 61,775
 Idec Pharmaceuticals /1/                         3,200                147,264
 InterMune /1/                                    1,400                 51,422
 Protein Design Labs /1/                            600                  4,980
 Telik /1/                                        4,200                 61,950
                                                                       327,391
MEDICAL-DRUGS (1.33%)
 Cephalon /1/                                     1,800                 90,432
 Vertex Pharmaceuticals /1/                       2,900                 56,869
                                                                       147,301
MEDICAL-HMO (1.48%)
 Anthem /1/                                       2,200                138,600
 Health Net /1/                                   1,100                 25,740
                                                                       164,340
MEDICAL-HOSPITALS (1.17%)
 LifePoint Hospitals /1/                          2,000                 62,700
 Universal Health Services /1/                    1,400                 67,872
                                                                       130,572
MEDICAL-OUTPATIENT & HOME MEDICAL CARE (0.57%)
 Apria Healthcare Group /1/                       2,600                 63,414
MOTION PICTURES & SERVICES (0.38%)
 Metro-Goldwyn-Mayer /1/                          3,300                 42,240
MULTI-LINE INSURANCE (3.35%)
 Allmerica Financial                              4,500                 38,295
 American Financial Group                         2,900                 67,222
 Hartford Financial Services                      1,800                 71,100
 Loews /1/                                        3,900                 78,000
 MetLife                                          1,300                 31,044
 Old Republic International                       2,900                 86,449
                                                                       372,110
MULTIMEDIA (0.10%)
 Media General                                      200                 10,940
NETWORKING PRODUCTS (0.74%)
 3Com /1/                                         3,000                 12,657
 Emulex /1/                                       2,000                 35,900
 Extreme Networks /1/                             8,100                 34,101
                                                                        82,658
                                                 Shares
                                                  Held                Value
-------------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
NON-HAZARDOUS WASTE DISPOSAL (0.36%)
                                                                   $
 Allied Waste Industries /1/                      4,900                 39,935
OIL & GAS DRILLING (2.85%)
 GlobalSantaFe                                    5,364                128,200
 Nabors Industries /1/                              500                 17,485
 Noble /1/                                        2,600                 84,032
 Precision Drilling /1/                           1,300                 44,395
 Pride International /1/                          3,100                 43,028
                                                                       317,140
OIL COMPANY-EXPLORATION & PRODUCTION (1.67%)
 Murphy Oil                                         100                  8,383
 Ocean Energy                                     2,600                 48,438
 XTO Energy                                       5,350                128,667
                                                                       185,488
OIL FIELD MACHINERY & EQUIPMENT (0.85%)
 Cooper Cameron /1/                               1,500                 69,930
 FMC Technologies /1/                             1,300                 24,050
                                                                        93,980
OIL REFINING & MARKETING (0.20%)
 Sunoco                                             400                 11,992
 Valero Energy                                      300                 10,563
                                                                        22,555
OIL-FIELD SERVICES (0.50%)
 Weatherford International /1/                    1,400                 56,056
PAPER & RELATED PRODUCTS (0.90%)
 Bowater                                          2,100                 71,169
 Temple-Inland                                      700                 28,714
                                                                        99,883
PIPELINES (2.88%)
 Enbridge Energy Management /1/                   4,200                152,040
 Equitable Resources                              2,600                 92,560
 Kinder Morgan Management /1/                     2,550                 75,823
                                                                       320,423
POULTRY (0.21%)
 Tyson Foods                                      2,085                 23,081
PRINTING-COMMERCIAL (0.93%)
 Valassis Communications /1/                      4,000                103,200
PROPERTY & CASUALTY INSURANCE (0.22%)
 ACE                                                800                 24,600
PUBLISHING-BOOKS (0.52%)
 Scholastic /1/                                   1,300                 57,395
PUBLISHING-PERIODICALS (0.88%)
 Readers Digest Association                       6,000                 97,560
RECREATIONAL CENTERS (0.53%)
 Bally Total Fitness Holding /1/                  8,600                 58,480
REGIONAL BANKS (1.09%)
 Comerica                                         2,600                113,516
 PNC Financial Services Group                       200                  8,132
                                                                       121,648
                                                 Shares
                                                  Held                Value
-------------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
REINSURANCE (1.14%)
                                                                   $
 Everest Re Group                                 1,700                 98,634
 Platinum Underwriters Holdings /1/               1,100                 27,610
                                                                       126,244
RENTAL-AUTO & EQUIPMENT (0.07%)
 United Rentals /1/                               1,300                  7,930
RETAIL-APPAREL & SHOE (1.15%)
 Abercrombie & Fitch /1/                          2,400                 42,768
 Foot Locker /1/                                  7,000                 68,600
 Ross Stores                                        400                 16,740
                                                                       128,108
RETAIL-BEDDING (0.57%)
 Linens 'N Things /1/                             2,700                 63,477
RETAIL-BOOKSTORE (1.21%)
 Barnes & Noble /1/                               3,600                 75,960
 Borders Group /1/                                3,400                 58,582
                                                                       134,542
RETAIL-CONSUMER ELECTRONICS (0.39%)
 Circuit City Stores                              4,400                 43,604
RETAIL-DISCOUNT (1.63%)
 BJ's Wholesale Club /1/                          2,900                 58,638
 Dollar General                                   5,000                 69,800
 Dollar Tree Stores /1/                           2,000                 52,580
                                                                       181,018
RETAIL-MAIL ORDER (0.17%)
 Williams-Sonoma /1/                                800                 19,040
RETAIL-RESTAURANTS (0.72%)
 CBRL Group                                         500                 11,715
 Cheesecake Factory /1/                             400                 13,560
 Outback Steakhouse /1/                           1,600                 54,480
                                                                        79,755
RETAIL-TOY STORE (0.29%)
 Toys R Us /1/                                    3,200                 31,968
SAVINGS & LOANS-THRIFTS (1.31%)
 Charter One Financial                            2,821                 85,420
 Downey Financial                                   700                 27,090
 Golden State Bancorp                               900                 33,111
                                                                       145,621
SEMICONDUCTOR COMPONENT-INTEGRATED CIRCUITS (1.11%)
 Atmel /1/                                       10,000                 16,700
 Integrated Device Technology /1/                10,800                106,672
                                                                       123,372
SEMICONDUCTOR EQUIPMENT (0.72%)
 Teradyne /1/                                     6,600                 79,926
STEEL-PRODUCERS (0.14%)
 AK Steel Holding /1/                             2,200                 15,928
THERAPEUTICS (2.91%)
 Gilead Sciences /1/                              4,300                149,382
 Isis Pharmaceuticals /1/                         5,400                 52,704
                                                 Shares
                                                  Held                Value
-------------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
THERAPEUTICS (CONTINUED)
                                                                   $
 Scios /1/                                        4,200                121,212
                                                                       323,298
TOBACCO (0.26%)
 RJ Reynolds Tobacco Holdings                       700                 28,385
TOOLS-HAND HELD (0.41%)
 Stanley Works                                    1,400                 45,318
TOYS (0.74%)
 Hasbro                                           8,100                 82,782
TRANSPORT-AIR FREIGHT (0.29%)
 CNF                                              1,000                 32,190
TRANSPORT-EQUIPMENT & LEASING (0.32%)
 Gatx                                             1,800                 36,090
TRANSPORT-TRUCK (0.32%)
 Swift Transportation /1/                         2,200                 35,398
WIRELESS EQUIPMENT (0.07%)
 Powerwave Technologies /1/                       1,500                  6,915
 Stratex Networks                                   400                    920
                                                                         7,835
                                   TOTAL COMMON STOCKS              10,628,654
                                                                   -----------

                  TOTAL PORTFOLIO INVESTMENTS (95.62%)              10,628,654
CASH AND RECEIVABLES, NET OF LIABILITIES (4.38%)                       486,818
                            TOTAL NET ASSETS (100.00%)             $11,115,472
                                                                   -------------



/1/ Non-income producing security.
                                      242

See accompanying notes.

                            SCHEDULE OF INVESTMENTS
                          PARTNERS MIDCAP GROWTH FUND

                                OCTOBER 31, 2002

                                                Shares
                                                 Held               Value
-----------------------------------------------------------------------------------
COMMON STOCKS (96.34%)
ADVERTISING SALES (0.68%)
                                                                  $
 Lamar Advertising /1/                           1,290                43,783
AEROSPACE & DEFENSE EQUIPMENT (0.45%)
 Alliant Techsystems /1/                           485                29,173
AIRLINES (0.74%)
 JetBlue Airways /1/                             1,170                47,256
APPAREL MANUFACTURERS (1.22%)
 Coach /1/                                       2,630                78,242
APPLICATIONS SOFTWARE (2.78%)
 Intuit /1/                                      2,360               122,531
 Mercury Interactive /1/                         2,110                55,641
                                                                     178,172
AUTO-MEDIUM & HEAVY DUTY TRUCKS (0.93%)
 Navistar International /1/                      2,670                59,861
BEVERAGES-NON-ALCOHOLIC (0.66%)
 Pepsi Bottling Group                            1,580                42,581
BREWERY (0.51%)
 Adolph Coors                                      480                32,870
BUILDING-MAINTENANCE & SERVICE (1.06%)
 Ecolab                                          1,410                68,032
BUILDING-RESIDENTIAL & COMMERCIAL (0.44%)
 Lennar                                            510                28,137
CASINO HOTELS (0.54%)
 MGM Mirage                                      1,110                34,521
CASINO SERVICES (1.20%)
 International Game Technology /1/               1,020                76,714
CELLULAR TELECOMMUNICATIONS (1.47%)
 Nextel Communications /1/                       8,360                94,301
COMMERCIAL BANKS (0.57%)
 Commerce Bancorp.                                 790                36,269
COMMERCIAL SERVICE-FINANCE (1.06%)
 H&R Block                                       1,530                67,901
COMMERCIAL SERVICES (0.90%)
 Corporate Executive Board /1/                     910                30,203
 Weight Watchers International /1/                 580                27,463
                                                                      57,666
COMPUTER AIDED DESIGN (0.64%)
 Autodesk                                        3,520                41,184
COMPUTER GRAPHICS (0.56%)
 Pixar /1/                                         700                35,721
COMPUTER SERVICES (1.97%)
 Affiliated Computer Services /1/                1,650                75,982
 Sungard Data Systems /1/                        2,270                50,326
                                                                     126,308
COMPUTERS-PERIPHERAL EQUIPMENT (1.02%)
 Lexmark International /1/                       1,100                65,362
                                                Shares
                                                 Held               Value
-----------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
CONTAINERS-METAL & GLASS (0.88%)
                                                                  $
 Ball                                            1,170                56,663
DATA PROCESSING & MANAGEMENT (1.65%)
 Choicepoint /1/                                   730                27,638
 Fiserv /1/                                      2,510                78,412
                                                                     106,050
DENTAL SUPPLIES & EQUIPMENT (0.62%)
 Dentsply International                          1,085                40,058
E-COMMERCE-PRODUCTS (1.18%)
 Amazon.com /1/                                  3,900                75,504
E-COMMERCE-SERVICES (0.44%)
 TMP Worldwide /1/                               1,840                28,483
ELECTRONIC COMPONENTS-SEMICONDUCTOR (2.27%)
 Micron Technology /1/                           3,370                53,920
 QLogic /1/                                      2,640                91,898
                                                                     145,818
ELECTRONIC FORMS (1.01%)
 Adobe Systems                                   2,730                64,537
ENTERPRISE SOFTWARE & SERVICE (1.31%)
 BEA Systems /1/                                 4,640                37,533
 Business Objects /1/                            3,120                46,488
                                                                      84,021
ENTERTAINMENT SOFTWARE (1.53%)
 Electronic Arts /1/                             1,510                98,331
FIDUCIARY BANKS (0.99%)
 Investors Financial Services                    2,070                63,487
FINANCE-INVESTMENT BANKER & BROKER (2.65%)
 Bear Stearns                                    1,010                61,661
 Investment Technology Group /1/                 1,230                39,237
 Legg Mason                                      1,040                48,318
 Raymond James Financial                           660                20,658
                                                                     169,874
FINANCE-MORTGAGE LOAN/BANKER (0.40%)
 Doral Financial                                   980                25,735
FOOD-CONFECTIONERY (0.41%)
 Hershey Foods                                     400                26,028
FOOD-DAIRY PRODUCTS (0.43%)
 Dean Foods /1/                                    740                27,743
FOOD-RETAIL (0.71%)
 Whole Foods Market /1/                            970                45,254
FOOD-WHOLESALE & DISTRIBUTION (0.48%)
 Performance Food Group /1/                        820                30,496
HEALTH CARE COST CONTAINMENT (0.89%)
 Caremark Rx /1/                                 3,220                56,994
HOTELS & MOTELS (0.45%)
 Starwood Hotels & Resorts Worldwide             1,250                29,125
HUMAN RESOURCES (1.29%)
 Manpower                                        1,380                47,058
                                                Shares
                                                 Held               Value
-----------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
HUMAN RESOURCES (CONTINUED)
                                                                  $
 Robert Half International /1/                   2,140                35,738
                                                                      82,796
INSURANCE BROKERS (0.42%)
 Willis Group Holdings /1/                         890                27,234
INTERNET SECURITY (3.01%)
 Internet Security Systems /1/                   3,420                63,133
 Network Associates /1/                          3,180                50,530
 Symantec /1/                                    1,980                79,200
                                                                     192,863
INVESTMENT MANAGEMENT & ADVISORY SERVICES (0.87%)
 Affiliated Managers Group /1/                   1,080                56,074
LASERS-SYSTEMS & COMPONENTS (0.54%)
 Cymer /1/                                       1,390                34,917
MACHINERY-FARM (0.54%)
 AGCO /1/                                        1,360                34,544
MACHINERY-PRINT TRADE (0.66%)
 Zebra Technologies /1/                            690                42,449
MEDICAL INSTRUMENTS (0.77%)
 Biomet                                          1,680                49,493
MEDICAL LABORATORY & TESTING SERVICE (0.54%)
 Covance /1/                                     1,540                34,311
MEDICAL PRODUCTS (1.49%)
 Henry Schein /1/                                1,220                61,208
 Varian Medical Systems /1/                        710                34,236
                                                                      95,444
MEDICAL-BIOMEDICAL/GENE (1.14%)
 Idec Pharmaceuticals /1/                        1,590                73,172
MEDICAL-DRUGS (4.78%)
 Allergan                                        1,280                69,696
 Cephalon /1/                                    1,470                73,853
 Medimmune /1/                                   4,555               116,380
 Teva Pharmaceutical Industries                    600                46,458
                                                                     306,387
MEDICAL-GENERIC DRUGS (0.61%)
 Watson Pharmaceutical /1/                       1,430                39,311
MEDICAL-HMO (4.13%)
 Anthem /1/                                      1,470                92,610
 Coventry Health Care /1/                          680                22,753
 Mid Atlantic Medical Services /1/               1,140                41,496
 Wellpoint Health Networks /1/                   1,440               108,302
                                                                     265,161
MEDICAL-HOSPITALS (2.31%)
 LifePoint Hospitals /1/                         1,120                35,112
 Triad Hospitals /1/                             1,060                38,690
 Universal Health Services /1/                   1,540                74,659
                                                                     148,461
MEDICAL-WHOLESALE DRUG DISTRIBUTION (1.26%)
 AmerisourceBergen                               1,140                81,111
                                                Shares
                                                 Held               Value
-----------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
NETWORKING PRODUCTS (0.94%)
                                                                  $
 Network Appliance /1/                           6,690                60,016
OFFICE SUPPLIES & FORMS (1.21%)
 Avery Dennison                                  1,250                77,800
OIL & GAS DRILLING (0.39%)
 Patterson-UTI Energy /1/                          860                24,871
OIL COMPANY-EXPLORATION & PRODUCTION (1.91%)
 Burlington Resources                            1,030                42,436
 Pioneer Natural Resources /1/                   1,220                30,341
 Pogo Producing                                  1,380                49,749
                                                                     122,526
OIL FIELD MACHINERY & EQUIPMENT (0.57%)
 Smith International /1/                         1,170                36,574
OIL-FIELD SERVICES (1.00%)
 BJ Services /1/                                 2,110                63,996
PHARMACY SERVICES (0.77%)
 Accredo Health /1/                              1,060                49,057
PIPELINES (0.43%)
 Kinder Morgan                                     750                27,458
PUBLISHING-BOOKS (0.50%)
 Scholastic /1/                                    730                32,229
RADIO (1.89%)
 Cumulus Media /1/                               2,290                39,251
 Emmis Communications /1/                        1,870                40,803
 Westwood One /1/                                1,130                41,019
                                                                     121,073
REINSURANCE (0.52%)
 RenaissanceRe Holdings                            810                33,210
RETAIL-APPAREL & SHOE (1.33%)
 AnnTaylor Stores /1/                            1,590                37,254
 Chico's FAS /1/                                 2,500                48,250
                                                                      85,504
RETAIL-ARTS & CRAFTS (0.98%)
 Michaels Stores /1/                             1,400                62,944
RETAIL-BEDDING (1.00%)
 Bed Bath & Beyond /1/                           1,810                64,183
RETAIL-COMPUTER EQUIPMENT (1.07%)
 CDW Computer Centers /1/                        1,290                68,396
RETAIL-DISCOUNT (0.62%)
 Big Lots /1/                                    2,380                39,508
RETAIL-JEWELRY (0.62%)
 Tiffany                                         1,520                39,794
RETAIL-MAIL ORDER (0.95%)
 Williams-Sonoma /1/                             2,570                61,166
RETAIL-RESTAURANTS (2.89%)
 Cheesecake Factory /1/                            940                31,866
 Krispy Kreme Doughnuts /1/                        770                26,411
 Panera Bread /1/                                1,420                46,150
                                                Shares
                                                 Held               Value
-----------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
RETAIL-RESTAURANTS (CONTINUED)
                                                                  $
 Starbucks /1/                                   3,400                80,750
                                                                     185,177
RETAIL-VIDEO RENTAL (0.72%)
 Hollywood Entertainment /1/                     2,350                46,201
SCHOOLS (0.48%)
 Apollo Group /1/                                  735                30,503
SEMICONDUCTOR COMPONENT-INTEGRATED CIRCUITS (0.77%)
 Analog Devices /1/                              1,850                49,580
SEMICONDUCTOR EQUIPMENT (3.64%)
 Kla-Tencor /1/                                  2,010                71,576
 Lam Research /1/                                3,630                45,702
 Novellus Systems /1/                            2,050                64,780
 Teradyne /1/                                    4,230                51,225
                                                                     233,283
TELECOMMUNICATION EQUIPMENT (0.74%)
 Tellabs /1/                                     6,220                47,770
TELEVISION (0.67%)
 Univision Communications /1/                    1,670                43,270
THERAPEUTICS (3.73%)
 Gilead Sciences /1/                             1,890                65,658
 Neurocrine Biosciences /1/                      1,160                52,084
 Scios /1/                                       1,560                45,022
 Trimeris /1/                                    1,450                76,705
                                                                     239,469
TRAVEL SERVICES (0.74%)
 Hotels.com /1/                                    760                47,386
WATER (0.40%)
 Philadelphia Suburban                           1,200                25,788
WEB PORTALS (1.88%)
 Overture Services /1/                           1,750                48,178
 Yahoo /1/                                       4,860                72,511
                                                                     120,689
WIRELESS EQUIPMENT (0.92%)
 RF Micro Devices /1/                            6,930                58,829
                                  TOTAL COMMON STOCKS              6,180,233
                                                                  ----------

                 TOTAL PORTFOLIO INVESTMENTS (96.34%)              6,180,233
CASH AND RECEIVABLES, NET OF LIABILITIES (3.66%)                     234,825
                           TOTAL NET ASSETS (100.00%)             $6,415,058
                                                                  ------------


/1 /Non-income producing security.
See accompanying notes.

                            SCHEDULE OF INVESTMENTS
                           PARTNERS MIDCAP VALUE FUND

                                OCTOBER 31, 2002

                                                   Shares
                                                    Held                Value
---------------------------------------------------------------------------------------
COMMON STOCKS (90.15%)
APPAREL MANUFACTURERS (1.91%)
                                                                     $
 Liz Claiborne                                     19,800                588,456
AUTO/TRUCK PARTS & EQUIPMENT-ORIGINAL (1.47%)
 Lear /1/                                          12,400                453,220
BEVERAGES-WINE & SPIRITS (0.97%)
 Constellation Brands /1/                          11,800                298,894
BUILDING & CONSTRUCTION PRODUCTS-MISCELLANEOUS (0.94%)
 Vulcan Materials                                   8,600                288,616
BUILDING PRODUCTS-AIR & HEATING (1.69%)
 American Standard /1/                              7,800                520,260
COMMERCIAL BANKS (4.78%)
 City National                                      5,400                244,350
 North Fork Bancorp.                                7,300                280,758
 SouthTrust                                        18,800                481,656
 TCF Financial                                     11,000                466,840
                                                                       1,473,604
COMPUTER AIDED DESIGN (0.45%)
 Cadence Design Systems /1/                        13,600                137,768
DATA PROCESSING & MANAGEMENT (1.58%)
 Fair, Isaac                                       12,700                488,569
DIALYSIS CENTERS (2.24%)
 DaVita /1/                                        28,800                690,336
DISTRIBUTION-WHOLESALE (1.29%)
 Tech Data /1/                                     12,400                396,180
DIVERSIFIED OPERATORS-COMMERCIAL SERVICE (1.68%)
 Viad                                              26,700                518,514
ELECTRIC-INTEGRATED (4.80%)
 Energy East                                        6,300                134,190
 Entergy                                            4,600                202,814
 Exelon                                             9,900                498,960
 FPL Group                                          3,800                224,124
 Pepco Holdings                                     9,500                196,650
 PPL                                                6,400                221,504
                                                                       1,478,242
ENTERPRISE SOFTWARE & SERVICE (1.67%)
 Computer Associates International                 34,700                515,642
FINANCE-INVESTMENT BANKER & BROKER (1.40%)
 Lehman Brothers Holdings                           8,100                431,487
FINANCIAL GUARANTEE INSURANCE (4.21%)
 AMBAC Financial Group                              6,500                401,700
 PMI Group                                         13,300                396,340
 Radian Group                                      14,200                500,834
                                                                       1,298,874
FOOD (1.11%)
 Archer-Daniels-Midland                            25,100                341,862
FOOD-DAIRY PRODUCTS (1.52%)
 Dean Foods /1/                                    12,500                468,625
                                                   Shares
                                                    Held                Value
---------------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
HUMAN RESOURCES (2.54%)
                                                                     $
 Manpower                                          23,000                784,300
INDUSTRIAL GASES (0.63%)
 Air Products & Chemicals                           4,400                194,480
INSTRUMENTS-CONTROLS (1.90%)
 Johnson Controls                                   4,000                312,000
 Mettler Toledo International /1/                   9,100                272,545
                                                                         584,545
INTERNET FINANCIAL SERVICES (1.53%)
 IndyMac Bancorp /1/                               25,300                471,592
INVESTMENT MANAGEMENT & ADVISORY SERVICES (1.66%)
 Federated Investors                               19,100                511,880
LEISURE & RECREATION PRODUCTS (1.40%)
 Brunswick                                         20,900                430,122
LOTTERY SERVICES (1.08%)
 Gtech Holdings /1/                                12,800                332,800
MEDICAL-BIOMEDICAL/GENE (0.24%)
 Genzyme /1/                                        2,700                 75,195
MEDICAL-HMO (1.49%)
 Anthem /1/                                         7,300                459,900
MEDICAL-OUTPATIENT & HOME MEDICAL CARE (1.76%)
 Lincare Holdings /1/                              15,900                541,713
MULTI-LINE INSURANCE (3.65%)
 Loews                                             11,600                500,424
 PartnerRe                                         11,800                625,400
                                                                       1,125,824
MULTIMEDIA (0.64%)
 Belo                                               8,600                198,660
OFFICE AUTOMATION & EQUIPMENT (0.91%)
 Pitney Bowes                                       8,400                281,820
OIL & GAS DRILLING (1.27%)
 Noble /1/                                          7,400                239,168
 Patterson-UTI Energy /1/                           5,300                153,276
                                                                         392,444
OIL COMPANY-EXPLORATION & PRODUCTION (5.03%)
 Apache                                             6,290                340,037
 Ocean Energy                                      11,300                210,519
 Pioneer Natural Resources /1/                      7,500                186,525
 Talisman Energy                                    7,800                286,416
 XTO Energy                                        21,900                526,695
                                                                       1,550,192
OIL REFINING & MARKETING (1.56%)
 Sunoco                                            16,000                479,680
PHARMACY SERVICES (2.01%)
 Omnicare                                          28,500                619,305
PIPELINES (1.09%)
 Equitable Resources                                9,400                334,640
                                                   Shares
                                                    Held                Value
---------------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
PRINTING-COMMERCIAL (1.31%)
                                                                     $
 Valassis Communications /1/                       15,700                405,060
PROPERTY & CASUALTY INSURANCE (2.68%)
 Chubb                                              4,400                248,204
 XL Capital                                         7,600                578,740
                                                                         826,944
REGIONAL BANKS (1.37%)
 Comerica                                           9,700                423,502
REINSURANCE (0.63%)
 RenaissanceRe Holdings                             4,700                192,700
RETAIL-APPAREL & SHOE (3.64%)
 Foot Locker /1/                                   55,300                541,940
 Payless Shoesource /1/                            11,500                580,750
                                                                       1,122,690
RETAIL-AUTOMOBILE (2.33%)
 Autonation /1/                                    67,800                719,358
RETAIL-DISCOUNT (1.01%)
 BJ's Wholesale Club /1/                           15,400                311,388
RETAIL-MAJOR DEPARTMENT STORE (1.55%)
 May Department Stores                             20,400                476,340
RETAIL-OFFICE SUPPLIES (1.71%)
 Office Depot /1/                                  36,700                528,113
RETAIL-RESTAURANTS (1.58%)
 Brinker International /1/                         17,200                488,308
SAVINGS & LOANS-THRIFTS (1.57%)
 Greenpoint Financial                              11,100                483,627
TELECOMMUNICATION EQUIPMENT (0.56%)
 Harris                                             6,600                174,108
TEXTILE-HOME FURNISHINGS (1.79%)
 Mohawk Industries /1/                             10,300                551,565
THEATERS (0.58%)
 Regal Entertainment Group /1/                      9,200                177,560
TRANSPORT-MARINE (1.15%)
 Teekay Shipping                                   10,800                354,024
TRANSPORT-RAIL (2.59%)
 Canadian National Railway                          8,800                375,496
 CSX                                               15,300                422,280
                                                                         797,776
                                     TOTAL COMMON STOCKS              27,791,304
                                                                     -----------

                    TOTAL PORTFOLIO INVESTMENTS (90.15%)              27,791,304
CASH AND RECEIVABLES, NET OF LIABILITIES (9.85%)                       3,034,842
                              TOTAL NET ASSETS (100.00%)             $30,826,146
                                                                     -------------


/1 /Non-income producing security.
See accompanying notes.

                            SCHEDULE OF INVESTMENTS
                        PARTNERS SMALLCAP GROWTH FUND I

                                OCTOBER 31, 2002

                                                   Shares
                                                    Held                 Value
----------------------------------------------------------------------------------------
COMMON STOCKS (89.05%)
APPLICATIONS SOFTWARE (0.52%)
                                                                      $
 Mercury Interactive /1/                            19,200                506,304
AUTO/TRUCK PARTS & EQUIPMENT-ORIGINAL (0.57%)
 American Axle & Manufacturing Holdings /1/         23,400                554,580
BANKS (1.71%)
 Boston Private Financial Holdings                  89,700              1,651,377
BUILDING-RESIDENTIAL & COMMERCIAL (3.72%)
 KB Home                                            21,100                995,920
 Ryland Group                                       26,800              1,114,880
 Standard-Pacific                                   60,800              1,476,224
                                                                        3,587,024
CASINO SERVICES (2.02%)
 Alliance Gaming /1/                                30,500                511,180
 Scientific Games /1/                              188,900              1,439,418
                                                                        1,950,598
COLLECTIBLES (1.61%)
 Racing Champions Ertl /1/                         119,500              1,553,500
COMMERCIAL BANKS (4.56%)
 Commerce Bancorp.                                  31,600              1,450,756
 First Community Bancorp                            24,700                778,050
 Southwest Bancorp. of Texas /1/                    25,200                711,900
 W Holding                                          82,300              1,462,471
                                                                        4,403,177
COMMERCIAL SERVICE-FINANCE (0.65%)
 Euronet Worldwide /1/                              26,254                127,332
 PRG-Schultz International                          53,100                495,529
                                                                          622,861
COMMERCIAL SERVICES (7.07%)
 Alliance Data Systems /1/                         131,000              2,227,000
 Coinstar /1/                                       85,800              2,573,142
 Corporate Executive Board /1/                      46,800              1,553,292
 Memberworks /1/                                    26,800                464,712
                                                                        6,818,146
COMMUNICATIONS SOFTWARE (0.10%)
 Witness Systems /1/                                38,147                100,327
COMPUTER DATA SECURITY (0.54%)
 Netscreen Technologies /1/                         39,900                525,483
COMPUTER GRAPHICS (0.64%)
 Viewpoint /1/                                     197,800                613,180
COMPUTER SERVICES (0.83%)
 Fidelity National Information Solutions /1/        41,700                798,138
COMPUTERS-PERIPHERAL EQUIPMENT (0.74%)
 Tivo /1/                                          163,700                717,006
ELECTRONIC COMPONENTS & ACCESSORIES (0.49%)
 Integrated Circuit Systems /1/                     23,000                470,120
ELECTRONIC COMPONENTS-SEMICONDUCTOR (0.69%)
 Intersil Holding /1/                               39,300                667,707
                                                   Shares
                                                    Held                 Value
----------------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
ELECTRONIC CONNECTORS (1.02%)
                                                                      $
 Amphenol /1/                                       25,600                985,600
ELECTRONIC MEASUREMENT INSTRUMENTS (0.56%)
 Flir Systems /1/                                   11,400                539,562
ENGINEERING-RESEARCH & DEVELOPMENT SERVICES (0.64%)
 Jacobs Engineering Group /1/                       20,520                621,551
ENTERPRISE SOFTWARE & SERVICE (0.78%)
 BEA Systems /1/                                    92,600                749,042
FILTRATION & SEPARATION PRODUCTS (1.18%)
 Donaldson                                          36,200              1,142,834
FINANCE-INVESTMENT BANKER & BROKER (0.75%)
 Investment Technology Group /1/                    22,700                724,130
HEALTHCARE-SERVICES (0.83%)
 Dianon Systems /1/                                 19,900                796,000
HUMAN RESOURCES (1.39%)
 AMN Healthcare Services /1/                        92,900              1,343,334
INTERNET APPLICATION SOFTWARE (0.69%)
 Verity /1/                                         73,800                665,676
INTERNET CONTENT-ENTERTAINMENT (3.72%)
 Alloy /1/                                         252,300              2,429,397
 NetFlix /1/                                       129,600              1,162,641
                                                                        3,592,038
INTERNET SECURITY (1.55%)
 Internet Security Systems /1/                      29,500                544,570
 Network Associates /1/                             60,000                953,400
                                                                        1,497,970
INVESTMENT MANAGEMENT & ADVISORY SERVICES (1.93%)
 Affiliated Managers Group /1/                      35,800              1,858,736
MEDIA (0.80%)
 Crown Media Holdings /1/                          276,900                775,320
MEDICAL INSTRUMENTS (1.18%)
 Conceptus /1/                                      64,800                902,664
 Endocare /1/                                       83,300                235,822
                                                                        1,138,486
MEDICAL PRODUCTS (0.35%)
 American Medical Systems Holding /1/               23,890                334,221
MEDICAL-BIOMEDICAL/GENE (2.78%)
 Charles River Laboratories International
  /1/                                               20,700                760,725
 InterMune /1/                                      39,900              1,465,527
 Xoma                                               78,500                452,945
                                                                        2,679,197
MEDICAL-DRUGS (2.41%)
 Cephalon /1/                                       34,600              1,738,304
 Salix Pharmaceuticals /1/                          71,800                588,760
                                                                        2,327,064
MEDICAL-HMO (0.78%)
 American Medical Security Group /1/                61,100                750,308
                                                   Shares
                                                    Held                 Value
----------------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
MEDICAL-HOSPITALS (0.85%)
                                                                      $
 United Surgical Partners International /1/         41,300                820,218
MEDICAL-OUTPATIENT & HOME MEDICAL CARE (2.60%)
 Select Medical /1/                                194,000              2,510,360
OIL & GAS DRILLING (2.20%)
 Patterson-UTI Energy /1/                           73,400              2,122,728
OIL COMPANY-EXPLORATION & PRODUCTION (0.58%)
 Evergreen Resources /1/                            13,500                555,255
OIL FIELD MACHINERY & EQUIPMENT (1.80%)
 National-Oilwell /1/                               83,400              1,738,890
OIL-FIELD SERVICES (1.95%)
 Cal Dive International /1/                         85,500              1,878,435
PHARMACY SERVICES (3.31%)
 Accredo Health /1/                                 45,000              2,082,600
 AdvancePCS /1/                                     44,100              1,106,910
                                                                        3,189,510
RADIO (2.09%)
 Radio One /1/                                      55,600                927,408
 Regent Communications /1/                         179,600              1,086,580
                                                                        2,013,988
RETAIL-APPAREL & SHOE (3.66%)
 Hot Topic /1/                                      71,100              1,386,450
 Too /1/                                            46,600              1,178,980
 Urban Outfitters /1/                               40,300                968,006
                                                                        3,533,436
RETAIL-AUTO PARTS (1.71%)
 CSK Auto /1/                                      132,800              1,646,720
RETAIL-COMPUTER EQUIPMENT (1.30%)
 GameStop /1/                                       69,900              1,251,210
RETAIL-MAIL ORDER (1.33%)
 J. Jill Group /1/                                  59,500              1,282,820
RETAIL-PET FOOD & SUPPLIES (1.02%)
 PETsMART /1/                                       51,300                980,343
RETAIL-RESTAURANTS (2.64%)
 California Pizza Kitchen /1/                       33,200                880,497
 Landry's Seafood Restaurant                        46,000              1,046,960
 Panera Bread /1/                                   19,100                620,750
                                                                        2,548,207
SCHOOLS (2.59%)
 Education Management /1/                           41,200              1,512,040
 Princeton Review /1/                              194,080                989,808
                                                                        2,501,848
SECURITY SERVICES (0.99%)
 Kroll /1/                                          48,800                950,624
SEMICONDUCTORS (3.98%)
 Artisan Components /1/                            294,300              3,834,729
TELECOMMUNICATION SERVICES (1.13%)
 Intrado /1/                                        86,100                832,587
                                                   Shares
                                                    Held                 Value
----------------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
TELECOMMUNICATION SERVICES (CONTINUED)
                                                                      $
 PTEK Holdings /1/                                  70,100                257,477
                                                                        1,090,064
THERAPEUTICS (3.52%)
 CV Therapeutics /1/                                57,500              1,380,000
 Neurocrine Biosciences /1/                         12,500                561,250
 NPS Pharmaceuticals /1/                            26,500                688,470
 Scios /1/                                          26,500                764,790
                                                                        3,394,510
                                      TOTAL COMMON STOCKS              85,904,492
                                                                      -----------

                     TOTAL PORTFOLIO INVESTMENTS (89.05%)              85,904,492
CASH AND RECEIVABLES, NET OF LIABILITIES (10.95%)                      10,563,348
                               TOTAL NET ASSETS (100.00%)             $96,467,840
                                                                      -------------


 /1/ Non-income producing security.
See accompanying notes.

                            SCHEDULE OF INVESTMENTS
                        PARTNERS SMALLCAP GROWTH FUND II

                                OCTOBER 31, 2002

                                                 Shares
                                                  Held                Value
-------------------------------------------------------------------------------------
COMMON STOCKS (92.58%)
AIRLINES (0.94%)
                                                                   $
 Atlantic Coast Airlines Holdings /1/             8,100                106,920
APPLICATIONS SOFTWARE (0.53%)
 Mercury Interactive /1/                          2,300                 60,651
AUTO/TRUCK PARTS & EQUIPMENT-ORIGINAL (1.22%)
 American Axle & Manufacturing Holdings
  /1/                                             5,900                139,830
BEVERAGES-NON-ALCOHOLIC (1.44%)
 Cott /1/                                         8,900                164,650
BEVERAGES-WINE & SPIRITS (1.53%)
 Constellation Brands /1/                         6,900                174,777
BUILDING-RESIDENTIAL & COMMERCIAL (1.24%)
 Beazer Homes /1/                                   600                 39,438
 NVR /1/                                            300                101,700
                                                                       141,138
CHEMICALS-SPECIALTY (1.21%)
 Albemarle                                        4,900                137,788
CIRCUIT BOARDS (1.19%)
 Benchmark Electronics /1/                        6,100                135,786
COLLECTIBLES (0.72%)
 Action Performance /1/                           4,000                 82,560
COMMERCIAL BANKS (4.14%)
 Greater Bay Bancorp                              5,100                 77,724
 Sterling Bancshares                             10,000                122,700
 UCBH Holdings                                    6,500                272,285
                                                                       472,709
COMPUTER SERVICES (7.43%)
 Anteon International /1/                         2,000                 46,000
 CACI International /1/                           8,600                351,826
 Cognizant Technology Solutions /1/               4,800                317,616
 Factset Research Systems                         4,900                134,015
                                                                       849,457
DATA PROCESSING & MANAGEMENT (1.83%)
 Fair, Isaac                                      5,450                209,661
DENTAL SUPPLIES & EQUIPMENT (2.48%)
 Patterson Dental /1/                             5,500                283,305
DIAGNOSTIC EQUIPMENT (0.09%)
 Cytyc /1/                                        1,000                 10,460
DIVERSIFIED MANUFACTURING OPERATIONS (2.32%)
 A.O. Smith                                       5,600                122,976
 ESCO Technologies /1/                            3,900                141,960
                                                                       264,936
DRUG DELIVERY SYSTEMS (0.63%)
 Penwest Pharmaceuticals /1/                      7,600                 72,048
ELECTRONIC COMPONENTS-MISCELLANEOUS (1.64%)
 Planar Systems /1/                              10,200                187,374
ELECTRONIC COMPONENTS-SEMICONDUCTOR (0.88%)
 Intersil Holding /1/                             5,908                100,377
                                                 Shares
                                                  Held                Value
-------------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
ELECTRONIC DESIGN AUTOMATION (1.35%)
                                                                   $
 Verisity /1/                                     9,500                153,900
ELECTRONICS-MILITARY (0.69%)
 Engineered Support Systems                       1,600                 78,288
ENGINEERING-RESEARCH & DEVELOPMENT SERVICES (1.79%)
 EMCOR Group /1/                                  4,200                204,162
ENTERTAINMENT SOFTWARE (0.70%)
 THQ /1/                                          5,500                 79,530
FIDUCIARY BANKS (1.74%)
 Investors Financial Services                     6,500                199,355
FOOD-WHOLESALE & DISTRIBUTION (1.43%)
 Performance Food Group /1/                       4,400                163,636
HEALTHCARE-SERVICES (0.94%)
 Dianon Systems /1/                               2,700                108,000
INDUSTRIAL AUTOMATION & ROBOTS (1.31%)
 Cognex /1/                                       7,900                149,784
INSTRUMENTS-SCIENTIFIC (0.80%)
 Fisher Scientific International /1/              3,200                 91,520
INSURANCE BROKERS (1.67%)
 Hilb, Rogal & Hamilton                           2,400                 98,400
 Hub International                                5,400                 92,610
                                                                       191,010
MACHINERY-PUMPS (0.58%)
 Flowserve /1/                                    5,700                 66,804
MEDICAL-BIOMEDICAL/GENE (1.57%)
 Affymetrix /1/                                   2,400                 62,640
 InterMune /1/                                    1,600                 58,768
 Telik /1/                                        3,900                 57,525
                                                                       178,933
MEDICAL-DRUGS (0.91%)
 SICOR /1/                                        7,000                104,230
MEDICAL-HOSPITALS (0.86%)
 Province Healthcare /1/                          7,550                 98,528
MISCELLANEOUS INVESTING (1.93%)
 Mills                                            4,100                113,775
 Ventas                                           9,400                107,160
                                                                       220,935
OFFICE SUPPLIES & FORMS (1.31%)
 Moore /1/                                       13,500                149,175
OIL & GAS DRILLING (1.95%)
 Patterson-UTI Energy /1/                         7,700                222,684
OIL COMPANY-EXPLORATION & PRODUCTION (0.90%)
 Stone Energy /1/                                 3,200                102,912
OIL-FIELD SERVICES (1.26%)
 Tetra Technologies /1/                           6,900                143,865
                                                 Shares
                                                  Held                Value
-------------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
PHARMACY SERVICES (0.16%)
                                                                   $
 Syncor International /1/                           500                 17,915
PHYSICIAN PRACTICE MANAGEMENT (2.35%)
 Pediatrix Medical Group /1/                      6,700                268,000
RADIO (2.08%)
 Cumulus Media /1/                                9,500                162,830
 Salem Communications /1/                         3,000                 74,310
                                                                       237,140
REAL ESTATE MANAGEMENT & SERVICES (1.02%)
 Jones Lang LaSalle /1/                           6,900                116,265
RESEARCH & DEVELOPMENT (1.37%)
 Pharmaceutical Product Development /1/           5,700                156,180
RESPIRATORY PRODUCTS (1.00%)
 Resmed /1/                                       3,400                114,818
RETAIL-APPAREL & SHOE (2.23%)
 Aeropostale /1/                                  1,100                 13,167
 Chico's FAS /1/                                 12,500                241,250
                                                                       254,417
RETAIL-AUTOMOBILE (1.44%)
 Copart /1/                                      15,400                164,318
RETAIL-COMPUTER EQUIPMENT (1.21%)
 Electronics Boutique Holdings /1/                5,500                138,605
RETAIL-PET FOOD & SUPPLIES (1.64%)
 Petco Animal Supplies /1/                        7,500                187,950
RETAIL-RESTAURANTS (2.46%)
 Panera Bread /1/                                 4,200                136,500
 Ruby Tuesday                                     8,300                144,835
                                                                       281,335
RETAIL-SPORTING GOODS (0.64%)
 Gart Sports /1/                                  3,900                 72,618
SAVINGS & LOANS-THRIFTS (4.35%)
 BankUnited Financial /1/                         9,000                146,070
 Harbor Florida Bancshares                        3,500                 78,050
 New York Community Bancorp                       9,400                273,164
                                                                       497,284
SCHOOLS (2.18%)
 Career Education /1/                             6,200                248,682
SEMICONDUCTOR COMPONENT-INTEGRATED CIRCUITS (1.83%)
 Exar /1/                                         8,100                102,060
 Pericom Semiconductor /1/                       12,400                106,628
                                                                       208,688
SEMICONDUCTOR EQUIPMENT (0.76%)
 Rudolph Technologies /1/                         5,100                 87,108
SOFTWARE (0.73%)
 Intercept Group /1/                              5,300                 83,793
SOFTWARE TOOLS (1.76%)
 Borland Software                                15,000                201,450
                                                 Shares
                                                  Held                Value
-------------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
THERAPEUTICS (5.43%)
                                                                   $
 Amylin Pharmaceuticals /1/                       3,300                 57,354
 Isis Pharmaceuticals /1/                         9,000                 87,840
 Medarex /1/                                      2,400                  9,528
 Neurocrine Biosciences /1/                       3,300                148,170
 NPS Pharmaceuticals /1/                          4,400                114,312
 Sangstat Medical /1/                             4,700                 87,702
 Scios /1/                                        4,000                115,440
                                                                       620,346
TOYS (0.98%)
 LeapFrog Enterprises /1/                         4,100                112,053
WEB PORTALS (1.81%)
 Overture Services /1/                            7,500                206,475
                                   TOTAL COMMON STOCKS              10,577,118
                                                                   -----------

                  TOTAL PORTFOLIO INVESTMENTS (92.58%)              10,577,118
CASH AND RECEIVABLES, NET OF LIABILITIES (7.42%)                       848,119
                            TOTAL NET ASSETS (100.00%)             $11,425,237
                                                                   -------------

 /1/ Non-income producing security.
See accompanying notes.

                            SCHEDULE OF INVESTMENTS
                          PARTNERS SMALLCAP VALUE FUND

                                OCTOBER 31, 2002

                                                   Shares
                                                    Held                 Value
-----------------------------------------------------------------------------------------
COMMON STOCKS (97.25%)
AUTO/TRUCK PARTS & EQUIPMENT-ORIGINAL (1.63%)
                                                                      $
 Borg Warner                                        25,900               1,164,982
 Tower Automotive /1/                              231,600               1,227,480
                                                                         2,392,462
BEVERAGES-WINE & SPIRITS (2.44%)
 Constellation Brands /1/                           88,300               2,236,639
 Robert Mondavi /1/                                 40,900               1,349,700
                                                                         3,586,339
BUILDING & CONSTRUCTION-MISCELLANEOUS (1.00%)
 Dycom Industries /1/                              135,700               1,475,059
BUILDING-RESIDENTIAL & COMMERCIAL (1.20%)
 Beazer Homes /1/                                   26,900               1,768,137
CHEMICALS-SPECIALTY (1.42%)
 Cytec Industries /1/                               86,200               2,086,902
COMMERCIAL BANKS (3.33%)
 City National                                      34,500               1,561,125
 Hudson United Bancorp                             109,900               3,346,455
                                                                         4,907,580
COMMERCIAL SERVICE-FINANCE (1.23%)
 NCO Group /1/                                     131,400               1,804,122
COMMERCIAL SERVICES (0.68%)
 Quanta Services /1/                               316,700               1,007,106
COMPUTER AIDED DESIGN (1.73%)
 Autodesk                                          217,600               2,545,920
COMPUTERS-MEMORY DEVICES (1.04%)
 Advanced Digital Information /1/                  215,400               1,525,032
COMPUTERS-PERIPHERAL EQUIPMENT (1.52%)
 Electronics for Imaging /1/                       122,800               2,237,416
CONTAINERS-METAL & GLASS (0.90%)
 Owens-Illinois /1/                                110,900               1,329,691
DATA PROCESSING & MANAGEMENT (3.74%)
 Acxiom /1/                                        148,600               1,872,360
 American Management Systems /1/                    98,000               1,177,960
 Reynolds & Reynolds                               103,400               2,447,478
                                                                         5,497,798
DENTAL SUPPLIES & EQUIPMENT (1.26%)
 Dentsply International                             50,100               1,849,692
DIALYSIS CENTERS (2.92%)
 Renal Care Group /1/                              135,700               4,294,905
DISTRIBUTION-WHOLESALE (1.17%)
 Owens & Minor                                     117,400               1,728,128
DIVERSIFIED MANUFACTURING OPERATIONS (1.21%)
 Pentair                                            53,900               1,780,856
ELECTRIC-INTEGRATED (3.56%)
 ALLETE                                            173,400               3,714,228
 PNM Resources                                      68,900               1,519,245
                                                                         5,233,473
                                                   Shares
                                                    Held                 Value
-----------------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
ELECTRONIC COMPONENTS-SEMICONDUCTOR (0.80%)
                                                                      $
 Pioneer Standard Electronics                      168,000               1,176,000
ENGINEERING-RESEARCH & DEVELOPMENT SERVICES (0.86%)
 Jacobs Engineering Group /1/                       42,000               1,272,180
ENTERPRISE SOFTWARE & SERVICE (1.34%)
 Hyperion Solutions /1/                             73,200               1,976,400
ENVIRONMENTAL CONSULTING & ENGINEERING (1.70%)
 Tetra Tech /1/                                    282,525               2,508,822
FINANCE-LEASING COMPANY (0.59%)
 Financial Federal /1/                              31,200                 874,224
FINANCIAL GUARANTEE INSURANCE (1.42%)
 PMI Group                                          70,000               2,086,000
FOOD-DAIRY PRODUCTS (1.15%)
 Dean Foods /1/                                     45,200               1,694,548
FOOD-MISCELLANEOUS/DIVERSIFIED (1.69%)
 Ralcorp Holdings /1/                              109,900               2,484,839
FOOTWEAR & RELATED APPAREL (1.90%)
 Wolverine World Wide                              173,400               2,793,474
GAS-DISTRIBUTION (1.01%)
 WGL Holdings                                       64,600               1,494,198
GOLF (1.97%)
 Callaway Golf                                     237,000               2,900,880
HEALTH CARE COST CONTAINMENT (1.77%)
 Orthodontic Centers of America /1/                272,500               2,599,650
HOME FURNISHINGS (1.11%)
 Furniture Brands International /1/                 72,200               1,632,442
INSURANCE (2.57%)
 HCC Insurance Holdings                            154,000               3,777,620
INTERNET FINANCIAL SERVICES (2.22%)
 IndyMac Bancorp /1/                               175,600               3,273,184
LIGHTING PRODUCTS & SYSTEMS (0.00%)
 SLI /1/                                            30,100                      90
LOTTERY SERVICES (2.70%)
 Gtech Holdings /1/                                153,000               3,978,000
MEDICAL LABORATORY & TESTING SERVICE (0.91%)
 Covance /1/                                        60,300               1,343,484
MEDICAL PRODUCTS (2.53%)
 Henry Schein /1/                                   35,900               1,801,103
 Mentor                                             50,600               1,917,740
                                                                         3,718,843
MEDICAL-HMO (1.01%)
 Mid Atlantic Medical Services /1/                  40,900               1,488,760
NETWORKING PRODUCTS (2.59%)
 Anixter International /1/                         118,500               2,733,795
 Cable Design Technologies /1/                     219,200               1,074,080
                                                                         3,807,875
                                                   Shares
                                                    Held                 Value
-----------------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
OIL & GAS DRILLING (1.64%)
                                                                      $
 Helmerich & Payne                                  85,100               2,409,181
OIL COMPANY-EXPLORATION & PRODUCTION (0.47%)
 Cimarex Energy                                     43,764                 695,848
OIL REFINING & MARKETING (0.70%)
 Tesoro Petroleum /1/                              317,000               1,033,420
OIL-FIELD SERVICES (1.25%)
 Seacor Smit /1/                                    44,700               1,837,170
PRINTING-COMMERCIAL (0.93%)
 Valassis Communications /1/                        52,800               1,362,240
PROPERTY & CASUALTY INSURANCE (3.51%)
 Fidelity National Financial                        76,443               2,308,578
 First American                                    140,000               2,863,000
                                                                         5,171,578
RENTAL-AUTO & EQUIPMENT (0.83%)
 United Rentals /1/                                199,600               1,217,560
RESEARCH & DEVELOPMENT (0.82%)
 Albany Molecular Research /1/                      78,600               1,213,584
RETAIL-HOME FURNISHINGS (2.25%)
 Pier 1 Imports                                    175,600               3,310,060
RETAIL-JEWELRY (1.52%)
 Zale /1/                                           76,500               2,233,800
RETAIL-RESTAURANTS (5.09%)
 CBRL Group                                         70,000               1,640,100
 CEC Entertainment /1/                              88,900               2,471,420
 Jack in the Box /1/                                52,800               1,145,232
 Rare Hospitality International /1/                 84,000               2,241,120
                                                                         7,497,872
RUBBER-TIRES (1.05%)
 Cooper Tire & Rubber                              118,500               1,541,685
SAVINGS & LOANS-THRIFTS (4.51%)
 Astoria Financial                                 101,300               2,652,034
 Dime Bancorp                                        3,800                     380
 Roslyn Bancorp                                     94,800               1,569,793
 Washington Federal                                 97,860               2,413,228
                                                                         6,635,435
SEMICONDUCTOR EQUIPMENT (1.08%)
 Photronics /1/                                    131,400               1,595,196
SOAP & CLEANING PRODUCTS (1.42%)
 Church & Dwight                                    60,300               2,085,174
STEEL PIPE & TUBE (1.60%)
 Shaw Group /1/                                    157,300               2,353,208
TELECOMMUNICATION EQUIPMENT (2.44%)
 Adtran /1/                                         96,900               2,460,291
 Andrew /1/                                        131,400               1,130,040
                                                                         3,590,331


                                                   Shares
                                                    Held                 Value
-----------------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
TRANSPORT-EQUIPMENT & LEASING (0.98%)
                                                                      $
 Gatx                                               72,200               1,447,610
TRANSPORT-TRUCK (1.34%)
 USFreightways                                      70,000               1,967,000
                                      TOTAL COMMON STOCKS              143,130,083
                                                                      ------------

                     TOTAL PORTFOLIO INVESTMENTS (97.25%)              143,130,083
CASH AND RECEIVABLES, NET OF LIABILITIES (2.75%)                         4,049,235
                               TOTAL NET ASSETS (100.00%)             $147,179,318
                                                                      --------------



 /1/ Non-income producing security.
See accompanying notes.

                            SCHEDULE OF INVESTMENTS
                           PREFERRED SECURITIES FUND

                                OCTOBER 31, 2002

                                                   Shares
                                                    Held                  Value
-----------------------------------------------------------------------------------------
PREFERRED STOCKS (86.93%)
AUTO-CARS & LIGHT TRUCKS (0.54%)
                                                                       $
 General Motors                                       3,000                 69,240
COMMERCIAL BANKS (8.38%)
 Banco Totta & Acores Finance                        10,100                269,266
 Barclays Bank                                        1,000                 25,900
 BSCH Finance                                        10,000                254,300
 BSCH Finance                                         1,700                 44,710
 Compass Capital III                                 14,000                354,200
 National Commerce Capital Trust II                   5,000                128,450
                                                                         1,076,826
DIVERSIFIED FINANCIAL SERVICES (2.31%)
 Citigroup Capital VII                                6,600                170,346
 Household Capital Trust V                            5,000                126,750
                                                                           297,096
DIVERSIFIED OPERATIONS (2.36%)
 Grand Metropolitan                                  11,000                303,050
ELECTRIC-DISTRIBUTION (1.84%)
 Yorkshire Capital Trust I                           10,000                236,000
ELECTRIC-INTEGRATED (6.97%)
 CPL Capital I                                        2,500                 62,775
 DTE Energy Trust I                                   3,000                 75,540
 Duke Energy Capital Trust I                            600                 14,964
 Energy East Capital Trust I                          8,000                201,760
 SWEPCO Capital I                                    12,800                316,416
 Virginia Electric & Power                            8,800                223,432
                                                                           894,887
FINANCE-AUTO LOANS (2.12%)
 General Motors Acceptance                           11,600                271,904
FINANCE-CONSUMER LOANS (0.62%)
 Household International                              4,000                 80,000
FINANCE-INVESTMENT BANKER & BROKER (3.08%)
 Bear Stearns Capital Trust III                       3,200                 81,504
 Lehman Brothers Holdings Capital Trust II           12,300                314,757
                                                                           396,261
FINANCE-LEASING COMPANY (2.41%)
 AT&T Capital                                         5,000                126,000
 AT&T Capital                                         7,300                183,084
                                                                           309,084
FINANCE-OTHER SERVICES (3.18%)
 PSO Capital I                                        7,900                197,737
 TDS Capital I                                        2,300                 56,994
 TransCanada Capital                                  6,000                153,300
                                                                           408,031
FINANCIAL GUARANTEE INSURANCE (0.17%)
 MBIA                                                   800                 22,384
GAS-DISTRIBUTION (0.40%)
 AGL Capital Trust II                                 2,000                 51,860
LIFE & HEALTH INSURANCE (3.51%)
 American General Capital I                           2,300                 61,755
 PLC Capital Trust IV                                 5,000                125,000
                                                   Shares
                                                    Held                  Value
-----------------------------------------------------------------------------------------
PREFERRED STOCKS (CONTINUED)
LIFE & HEALTH INSURANCE (CONTINUED)
                                                                       $
 Torchmark Capital Trust I                           10,400                264,680
                                                                           451,435
MEDICAL-DRUGS (0.56%)
 Rhone-Poulenc                                        2,800                 71,848
MISCELLANEOUS INVESTING (12.89%)
 AMB Property                                         4,200                106,470
 Archstone-Smith Trust                               10,400                272,026
 AvalonBay Communities                                3,500                 93,870
 BRE Properties                                       4,000                100,440
 Equity Residential                                   8,800                232,584
 First Industrial Realty Trust                        5,200                119,288
 HRPT Properties Trust                                5,000                121,700
 Prologis Trust                                       6,700                171,520
 Public Storage                                       3,500                 88,130
 Public Storage                                       5,000                131,250
 Public Storage                                       8,000                219,040
                                                                         1,656,318
MONEY CENTER BANKS (5.33%)
 ABN AMRO Capital Funding Trust I                     5,000                128,300
 BBVA Privanza International                          6,900                174,915
 JP Morgan Chase Capital IX                          10,000                254,400
 National Westminster Bank                            5,000                127,800
                                                                           685,415
MULTI-LINE INSURANCE (4.91%)
 Hartford Capital I                                   8,950                221,960
 Hartford Capital III                                 1,300                 32,396
 ING Groep                                           15,000                376,500
                                                                           630,856
OIL COMPANY-EXPLORATION & PRODUCTION (1.30%)
 Alberta Energy                                       6,200                166,780
OIL COMPANY-INTEGRATED (1.33%)
 Coastal Finance I                                    9,900                170,775
PIPELINES (4.03%)
 Equitable Resources Capital Trust                   15,000                375,000
 TransCanada PipeLines                                5,600                142,800
                                                                           517,800
PROPERTY & CASUALTY INSURANCE (4.48%)
 Ace Capital Trust I                                  2,300                 59,386
 Travelers Property & Casualty Capital
  Trust II                                           12,400                311,240
 XL Capital                                           8,000                205,120
                                                                           575,746
REGIONAL BANKS (5.66%)
 Bank One Capital II                                  8,700                240,903
 Comerica Capital Trust I                             3,600                 92,052
 Fleet Capital Trust VI                               9,800                264,404
 US Bancorp. Capital III                              5,000                129,850
                                                                           727,209
REINSURANCE (0.24%)
 Partner Re Capital Trust I                           1,200                 30,660
SPECIAL PURPOSE ENTITY (6.46%)
 ANZ Trust II                                         8,800                226,336
                                                   Shares
                                                    Held                  Value
-----------------------------------------------------------------------------------------
PREFERRED STOCKS (CONTINUED)
SPECIAL PURPOSE ENTITY (CONTINUED)
                                                                       $
 Corporate-Backed Trust Certificates                  6,200                161,820
 Morgan Stanley Capital Trust II                      5,000                127,750
 NAB Trust                                           12,250                314,212
                                                                           830,118
TELEPHONE-INTEGRATED (1.85%)
 Telephone & Data Systems                            10,000                238,000
                                    TOTAL PREFERRED STOCKS              11,169,583

                                                 Principal
                                                   Amount                 Value
-----------------------------------------------------------------------------------------
BONDS (4.99%)
FINANCE-MORTGAGE LOAN/BANKER (4.99%)
 Federal Home Loan Mortgage
                                                 $                     $
  5.88%; 03/21/11                                   300,000                324,382
 Federal National Mortgage Association
  4.75%; 01/02/07                                   300,000                316,480
                                                                           640,862
                                               TOTAL BONDS                 640,862

                                                 Principal
                                                   Amount                 Value
-----------------------------------------------------------------------------------------
TREASURY BONDS (2.52%)
 U.S. Treasury
  4.88%; 02/15/12                                   300,000                323,477
                                      TOTAL TREASURY BONDS                 323,477
                                                                       -----------

                      TOTAL PORTFOLIO INVESTMENTS (94.44%)              12,133,922
CASH AND RECEIVABLES, NET OF LIABILITIES (5.56%)                           715,043
                                TOTAL NET ASSETS (100.00%)             $12,848,965
                                                                       -------------



See accompanying notes.

                            SCHEDULE OF INVESTMENTS
                          PRINCIPAL LIFETIME 2010 FUND

                                OCTOBER 31, 2002


                                                 Shares
                                                  Held                 Value
---------------------------------------------------------------------------------------
INVESTMENT COMPANIES (100.01%)
PRINCIPAL INVESTORS FUND, INC.
                                                                    $
 Bond & Mortgage Securities Fund                 931,476              9,901,592
 Government Securities Fund                      621,140              6,584,079
 High Quality Short-Term Bond Fund               528,885              5,495,111
 International Fund I                            526,705              3,434,117
 LargeCap Growth Fund                            525,325              2,673,902
 LargeCap Value Fund                             373,076              3,085,339
 Partners LargeCap Growth Fund I                 295,922              1,802,164
 Partners LargeCap Value Fund                    318,292              2,988,766
 Partners SmallCap Growth Fund I                 153,429                785,555
 Preferred Securities Fund                       370,267              3,813,750
 SmallCap Growth Fund                            157,922                775,398
 SmallCap Value Fund                             165,959              1,739,246
                                                                     43,079,019
                             TOTAL INVESTMENT COMPANIES              43,079,019
                                                                    -----------

                  TOTAL PORTFOLIO INVESTMENTS (100.01%)              43,079,019
LIABILITIES, NET OF CASH AND RECEIVABLES (-0.01%)                        (3,872)
                             TOTAL NET ASSETS (100.00%)             $43,075,147
                                                                    --------------

See accompanying notes.

                            SCHEDULE OF INVESTMENTS
                          PRINCIPAL LIFETIME 2020 FUND

                                OCTOBER 31, 2002


                                                  Shares
                                                   Held                  Value
----------------------------------------------------------------------------------------
INVESTMENT COMPANIES (99.85%)
PRINCIPAL INVESTORS FUND, INC. (99.85%)
                                                                      $
 Bond & Mortgage Securities Fund                 1,268,091             13,479,812
 Government Securities Fund                        841,866              8,923,781
 International Emerging Markets Fund               122,537              1,068,521
 International Fund I                              664,875              4,334,985
 LargeCap Growth Fund                              765,891              3,898,387
 LargeCap Value Fund                               612,299              5,063,714
 Partners LargeCap Growth Fund I                   524,417              3,193,702
 Partners LargeCap Value Fund                      481,521              4,521,482
 Partners SmallCap Growth Fund I                   237,564              1,216,329
 Preferred Securities Fund                         374,036              3,852,566
 SmallCap Growth Fund                              253,756              1,245,944
 SmallCap Value Fund                               262,084              2,746,637
                                                                       53,545,860
                               TOTAL INVESTMENT COMPANIES              53,545,860
                                                                      -----------

                     TOTAL PORTFOLIO INVESTMENTS (99.85%)              53,545,860
CASH AND RECEIVABLES, NET OF LIABILITIES (0.15%)                           80,759
                               TOTAL NET ASSETS (100.00%)             $53,626,619
                                                                      -------------



See accompanying notes.

                            SCHEDULE OF INVESTMENTS
                          PRINCIPAL LIFETIME 2030 FUND

                                OCTOBER 31, 2002


                                                 Shares
                                                  Held                 Value
--------------------------------------------------------------------------------------
INVESTMENT COMPANIES (99.39%)
PRINCIPAL INVESTORS FUND, INC. (99.39%)
                                                                    $
 Bond & Mortgage Securities Fund                 735,964              7,823,293
 Government Securities Fund                      492,733              5,222,973
 International Emerging Markets Fund              94,911                827,625
 International Fund I                            645,057              4,205,773
 LargeCap Growth Fund                            689,428              3,509,190
 LargeCap Value Fund                             523,484              4,329,213
 Partners LargeCap Growth Fund I                 504,881              3,074,724
 Partners LargeCap Value Fund                    494,455              4,642,930
 Partners SmallCap Growth Fund I                 226,092              1,157,593
 Preferred Securities Fund                       219,631              2,262,201
 SmallCap Growth Fund                            233,070              1,144,372
 SmallCap Value Fund                             243,865              2,555,709
                                                                     40,755,596
                             TOTAL INVESTMENT COMPANIES              40,755,596
                                                                    -----------

                   TOTAL PORTFOLIO INVESTMENTS (99.39%)              40,755,596
CASH AND RECEIVABLES, NET OF LIABILITIES (0.61%)                        248,293
                             TOTAL NET ASSETS (100.00%)             $41,003,889
                                                                    -------------

See accompanying notes.

                            SCHEDULE OF INVESTMENTS
                          PRINCIPAL LIFETIME 2040 FUND

                                OCTOBER 31, 2002


                                                 Shares
                                                  Held                 Value
--------------------------------------------------------------------------------------
INVESTMENT COMPANIES (99.60%)
PRINCIPAL INVESTORS FUND, INC. (99.60%)
                                                                    $
 Bond & Mortgage Securities Fund                 394,440              4,192,901
 International Emerging Markets Fund              44,613                389,030
 International Fund I                            303,038              1,975,811
 International SmallCap Fund                      55,898                375,631
 LargeCap Growth Fund                            357,817              1,821,286
 LargeCap Value Fund                             299,909              2,480,250
 Partners LargeCap Growth Fund I                 295,396              1,798,962
 Partners LargeCap Value Fund                    258,912              2,431,185
 Partners SmallCap Growth Fund I                 121,736                623,287
 Preferred Securities Fund                        71,646                737,949
 SmallCap Growth Fund                            128,528                631,070
 SmallCap Value Fund                             133,870              1,402,961
                                                                     18,860,323
                             TOTAL INVESTMENT COMPANIES              18,860,323
                                                                    -----------

                   TOTAL PORTFOLIO INVESTMENTS (99.60%)              18,860,323
CASH AND RECEIVABLES, NET OF LIABILITIES (0.40%)                         75,439
                             TOTAL NET ASSETS (100.00%)             $18,935,762
                                                                    -------------



See accompanying notes.

                            SCHEDULE OF INVESTMENTS
                          PRINCIPAL LIFETIME 2050 FUND

                                OCTOBER 31, 2002


                                               Shares
                                                Held                Value
-----------------------------------------------------------------------------------
INVESTMENT COMPANIES (99.85%)
PRINCIPAL INVESTORS FUND, INC. (99.85%)
                                                                  $
 Bond & Mortgage Securities Fund                78,812               837,776
 International Emerging Markets Fund            24,849               216,685
 International Fund I                          112,624               734,311
 International SmallCap Fund                    31,162               209,407
 LargeCap Growth Fund                          151,532               771,297
 LargeCap Value Fund                           127,527             1,054,649
 Partners LargeCap Growth Fund I               124,785               759,938
 Partners LargeCap Value Fund                  109,553             1,028,701
 Partners SmallCap Growth Fund I                51,427               263,307
 Preferred Securities Fund                      14,056               144,780
 SmallCap Growth Fund                           52,213               256,367
 SmallCap Value Fund                            57,099               598,402
                                                                   6,875,620
                           TOTAL INVESTMENT COMPANIES              6,875,620
                                                                  ----------

                 TOTAL PORTFOLIO INVESTMENTS (99.85%)              6,875,620
CASH AND RECEIVABLES, NET OF LIABILITIES (0.15%)                      10,094
                           TOTAL NET ASSETS (100.00%)             $6,885,714
                                                                  ------------

See accompanying notes.

                            SCHEDULE OF INVESTMENTS
                    PRINCIPAL LIFETIME STRATEGIC INCOME FUND

                                OCTOBER 31, 2002


                                                  Shares
                                                   Held                  Value
----------------------------------------------------------------------------------------
INVESTMENT COMPANIES (99.58%)
PRINCIPAL INVESTORS FUND, INC. (99.58%)
                                                                      $
 Bond & Mortgage Securities Fund                   516,315              5,488,431
 High Quality Short-Term Bond Fund                 378,192              3,929,413
 International Fund I                              173,714              1,132,617
 LargeCap Growth Fund                              142,672                726,200
 LargeCap Value Fund                               122,035              1,009,227
 Money Market Fund                               1,509,319              1,509,319
 Partners LargeCap Growth Fund I                   121,307                738,761
 Partners LargeCap Value Fund                      104,719                983,310
 Partners SmallCap Growth Fund I                    50,101                256,518
 Preferred Securities Fund                         185,694              1,912,645
 SmallCap Growth Fund                               55,649                273,238
 SmallCap Value Fund                                54,013                566,054
                                                                       18,525,733
                               TOTAL INVESTMENT COMPANIES              18,525,733
                                                                      -----------

                     TOTAL PORTFOLIO INVESTMENTS (99.58%)              18,525,733
CASH AND RECEIVABLES, NET OF LIABILITIES (0.42%)                           77,518
                               TOTAL NET ASSETS (100.00%)             $18,603,251
                                                                      -------------



See accompanying notes.

                            SCHEDULE OF INVESTMENTS
                                REAL ESTATE FUND

                                OCTOBER 31, 2002


                                                     Shares
                                                      Held                  Value
--------------------------------------------------------------------------------------------
COMMON STOCKS (95.54%)
APARTMENT REITS (16.06%)
                                                                         $
 Apartment Investment & Management                     14,100                495,474
 Archstone-Smith Trust                                 18,810                431,501
 AvalonBay Communities                                  4,000                150,800
 Camden Property Trust                                 19,300                604,862
 Equity Residential Properties Trust                   28,800                683,136
 Essex Property Trust                                  15,600                740,376
 Home Properties of New York                           20,400                646,680
 United Dominion Realty Trust                          86,800              1,252,524
                                                                           5,005,353
DIVERSIFIED REITS (7.57%)
 Brookfield Properties                                 41,600                740,480
 Capital Automotive                                    22,660                555,170
 Keystone Property Trust                               12,000                198,840
 Liberty Property Trust                                15,900                466,506
 Vornado Realty Trust                                  10,800                396,900
                                                                           2,357,896
FACTORY OUTLET REITS (3.03%)
 Chelsea Property Group                                29,000                943,950
HEALTHCARE REITS (3.01%)
 Health Care Property Investors                         9,700                419,040
 Health Care                                            4,500                126,360
 Healthcare Realty Trust                                8,700                269,352
 Nationwide Health Properties                           7,300                124,392
                                                                             939,144
HOTEL REITS (2.71%)
 Hospitality Properties Trust                          11,000                359,920
 Host Marriott                                         57,193                468,983
 LaSalle Hotel Properties                               1,191                 15,602
                                                                             844,505
MALL REITS (17.31%)
 CBL & Associates Properties                           16,938                626,029
 General Growth Properties                             22,500              1,081,800
 Macerich                                              23,400                665,730
 Mills                                                 11,400                316,350
 Rouse                                                 30,700                910,255
 Simon Property Group                                  52,600              1,796,290
                                                                           5,396,454
MANUFACTURED HOUSING REITS (1.85%)
 Manufactured Home Communities                         15,700                448,235
 Sun Communities                                        3,800                128,630
                                                                             576,865
OFFICE & INDUSTRIAL REITS (23.67%)
 Alexandria Real Estate Equities                        8,000                336,000
 AMB Property                                          17,708                474,574
 Brandywine Realty Trust                                5,100                102,000
 Centerpoint Properties                                18,670              1,005,940
 Duke-Weeks Realty                                      4,300                104,490
 Equity Office Properties Trust                        45,038              1,084,515
 Glenborough Realty Trust                              14,553                265,592
 Prentiss Properties Trust                             19,300                520,135
 Prologis Trust                                        75,200              1,819,840
 PS Business Parks                                     23,400                741,546
                                                     Shares
                                                      Held                  Value
--------------------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
OFFICE & INDUSTRIAL REITS (CONTINUED)
                                                                         $
 SL Green Realty                                       31,700                925,006
                                                                           7,379,638
SELF STORAGE REITS (3.29%)
 Public Storage                                        34,900              1,026,758
SHOPPING CENTER REITS (17.04%)
 Developers Diversified Realty                         32,400                693,360
 JDN Realty                                            49,615                539,811
 Kimco Realty                                          43,300              1,311,990
 Pan Pacific Retail Properties                         24,600                824,100
 Realty Income                                         10,800                361,260
 Regency Centers                                       31,359                980,282
 Weingarten Realty Investors                           16,150                599,973
                                                                           5,310,776
                                         TOTAL COMMON STOCKS              29,781,339

                                                   Principal
                                                     Amount                 Value
--------------------------------------------------------------------------------------------
COMMERCIAL PAPER (4.74%)
FINANCE-MORTGAGE LOAN/BANKER (4.74%)
 Investment in Joint Trading Account;
  Federal Home Loan Bank System
                                                   $                     $
  1.72%; 11/01/02                                   1,477,647              1,477,647
                                      TOTAL COMMERCIAL PAPER               1,477,647
                                                                         -----------

                       TOTAL PORTFOLIO INVESTMENTS (100.28%)              31,258,986
LIABILITIES, NET OF CASH AND RECEIVABLES (-0.28%)                            (87,289)
                                  TOTAL NET ASSETS (100.00%)             $31,171,697
                                                                         --------------

See accompanying notes.

                            SCHEDULE OF INVESTMENTS
                              SMALLCAP BLEND FUND

                                OCTOBER 31, 2002

                                                       Shares
                                                        Held               Value
------------------------------------------------------------------------------------------
COMMON STOCKS (92.50%)
AEROSPACE & DEFENSE (0.22%)
                                                                         $
 United Industrial                                      2,540                50,571
AEROSPACE & DEFENSE EQUIPMENT (0.25%)
 Moog /1/                                               2,174                57,763
AIRLINES (0.23%)
 ExpressJet Holdings /1/                                4,660                53,124
APPAREL MANUFACTURERS (0.19%)
 Phillips-Van Heusen                                    3,247                43,899
APPLICATIONS SOFTWARE (1.78%)
 J.D. Edwards /1/ /2/                                  12,905               153,053
 Pinnacle Systems /1/                                  21,606               256,896
                                                                            409,949
ATHLETIC FOOTWEAR (0.68%)
 Reebok International /1/                               5,560               157,070
AUTO/TRUCK PARTS & EQUIPMENT-ORIGINAL (0.59%)
 American Axle & Manufacturing
                           Holdings /1/                 1,800                42,660
 ArvinMeritor                                           1,873                28,376
 Tenneco Automotive /1/                                 5,260                30,245
 Tower Automotive /1/                                   6,337                33,586
                                                                            134,867
BUILDING & CONSTRUCTION PRODUCTS-MISCELLANEOUS (0.18%)
 Simpson Manufacturing /1/                              1,160                40,948
BUILDING PRODUCTS-AIR & HEATING (1.31%)
 Lennox International                                  12,172               157,506
 Nortek /1/                                             1,230                55,165
 York International                                     3,779                88,882
                                                                            301,553
BUILDING PRODUCTS-LIGHT FIXTURES (0.13%)
 Genlyte Group /1/                                        830                31,000
BUILDING PRODUCTS-WOOD (0.14%)
 Universal Forest Products                              1,816                32,452
BUILDING-RESIDENTIAL & COMMERCIAL (0.70%)
 Lennar                                                 1,235                68,135
 M/I Schottenstein Homes                                2,882                93,406
                                                                            161,541
CASINO HOTELS (0.37%)
 Aztar /1/                                              6,274                84,762
CELLULAR TELECOMMUNICATIONS (0.21%)
 Price Communications /1/                               3,610                48,157
CHEMICALS-DIVERSIFIED (0.11%)
 Octel                                                  1,433                25,464
CHEMICALS-PLASTICS (0.22%)
 A. Schulman                                            2,860                50,050
CHEMICALS-SPECIALTY (0.25%)
 Cytec Industries /1/                                   2,420                58,588
CIRCUIT BOARDS (0.68%)
 Benchmark Electronics /1/                              7,057               157,089
                                                       Shares
                                                        Held               Value
------------------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
COAL (0.13%)
                                                                         $
 Alliance Resource Partners                             1,220                29,036
COATINGS & PAINT (0.79%)
 RPM                                                   12,040               181,322
COLLECTIBLES (0.45%)
 Action Performance /1/                                 5,068               104,604
COMMERCIAL BANKS (8.44%)
 BancorpSouth                                           6,909               130,926
 Cathay Bancorp                                           880                35,420
 Chemical Financial                                     2,160                57,823
 Community First Bankshares                             2,360                64,688
 CPB                                                    1,340                65,660
 Cullen/Frost Bankers                                   3,460               119,820
 East-West Bancorp                                      1,410                48,645
 First Citizens BancShares                                341                34,018
 Gold Banc                                              5,000                49,200
 Greater Bay Bancorp                                   11,060               168,555
 Hibernia                                               8,551               168,540
 Hudson United Bancorp                                  5,762               175,453
 Independent Bank                                       1,800                39,240
 National Penn Bancshares                               1,410                38,239
 Pacific Capital Bancorp.                               4,363               117,059
 R & G Financial                                        3,845                91,857
 South Financial Group /2/                              7,805               168,978
 Sterling Bancorp                                       1,446                40,777
 Susquehanna Bancshares                                 3,270                69,324
 Trustmark                                              5,748               129,962
 Whitney Holding                                        3,780               128,369
                                                                          1,942,553
COMMERCIAL SERVICE-FINANCE (0.07%)
 Actrade Financial Technologies /1/                     6,031                15,198
COMMERCIAL SERVICES (0.70%)
 Central Parking                                        2,327                54,056
 Pre-Paid Legal Services /1/                            4,990               107,585
                                                                            161,641
COMPUTER SERVICES (0.63%)
 Anteon International /1/                               2,250                51,750
 Fidelity National Information Solutions /1/            2,370                45,362
 SRA International /1/                                  1,954                47,482
                                                                            144,594
COMPUTERS-INTEGRATED SYSTEMS (0.62%)
 Catapult Communications /1/                            2,866                37,086
 McData /1/                                             4,020                26,452
 Micros Systems /1/                                     2,553                53,000
 Systems & Computer Technology /1/                      2,826                26,621
                                                                            143,159
COMPUTERS-MEMORY DEVICES (1.63%)
 Iomega /1/                                             7,498                64,483
 Overland Storage /1/                                   4,390                56,236
 Western Digital /1/                                   41,251               255,343
                                                                            376,062
CONSULTING SERVICES (0.86%)
 Gartner /1/                                            6,790                54,320
                                                       Shares
                                                        Held               Value
------------------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
CONSULTING SERVICES (CONTINUED)
                                                                         $
 Right Management Consultants /1/                      10,920               143,926
                                                                            198,246
CONSUMER PRODUCTS-MISCELLANEOUS (1.45%)
 American Greetings                                    10,912               164,116
 Central Garden & Pet /1/                               3,780                75,562
 Playtex Products /1/                                   4,795                41,717
 Yankee Candle /1/                                      3,090                52,994
                                                                            334,389
CONTAINERS-METAL & GLASS (0.33%)
 Silgan Holdings /1/                                    4,058                75,154
DATA PROCESSING & MANAGEMENT (1.23%)
 Fair, Isaac                                            4,171               160,458
 Filenet /1/                                           11,246               122,019
                                                                            282,477
DECISION SUPPORT SOFTWARE (0.10%)
 NetIQ /1/                                              1,663                23,465
DIAGNOSTIC KITS (1.12%)
 Diagnostic Products                                    1,509                62,246
 Idexx Laboratories /1/                                 5,666               195,477
                                                                            257,723
DISTRIBUTION-WHOLESALE (0.36%)
 Scansource /1/                                         1,395                83,839
DIVERSIFIED MANUFACTURING OPERATIONS (1.73%)
 Acuity Brands                                          4,744                56,880
 Carlisle                                               2,778               103,536
 ESCO Technologies /1/                                  1,419                51,652
 Griffon /1/                                            5,195                60,002
 Pentair                                                3,848               127,138
                                                                            399,208
DIVERSIFIED OPERATIONS (0.15%)
 Walter Industries                                      3,077                33,693
DRUG DELIVERY SYSTEMS (0.97%)
 Meridian Medical Technologies /1/                      1,370                60,445
 Noven Pharmaceuticals /1/                             12,620               161,662
                                                                            222,107
E-COMMERCE-SERVICES (0.27%)
 Pegasus Solutions /1/                                  5,710                62,239
E-SERVICES-CONSULTING (0.19%)
 Digital Insight /1/                                    4,180                43,556
ELECTRIC-INTEGRATED (1.76%)
 CH Energy Group                                        1,890                94,216
 Cleco                                                  4,170                58,172
 Hawaiian Electric Industries                           1,676                80,230
 Unisource Energy                                       4,504                74,586
 Westar Energy                                          8,920                96,782
                                                                            403,986
ELECTRICAL COMPONENTS & EQUIPMENT (0.70%)
 Power-One /1/                                         29,910               160,946
ELECTRONIC COMPONENTS-MISCELLANEOUS (0.61%)
 DSP Group /1/                                          6,926                99,049
                                                       Shares
                                                        Held               Value
------------------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
ELECTRONIC COMPONENTS-MISCELLANEOUS (CONTINUED)
                                                                         $
 Methode Electronics                                    4,545                41,768
                                                                            140,817
ELECTRONIC COMPONENTS-SEMICONDUCTOR (1.05%)
 ChipPAC /1/ /2/                                       17,510                46,419
 ESS Technology /1/                                    12,071                65,787
 OAK Technology /1/                                     5,925                 9,836
 PLX Technology /1/                                     6,670                22,878
 Zoran /1/                                              6,470                96,985
                                                                            241,905
ELECTRONIC MEASUREMENT INSTRUMENTS (0.48%)
 Analogic                                               1,260                50,362
 Flir Systems /1/                                       1,270                60,109
                                                                            110,471
ELECTRONICS-MILITARY (0.49%)
 Engineered Support Systems                             2,308               112,930
ENGINEERING-RESEARCH & DEVELOPMENT SERVICES (0.14%)
 EMCOR Group /1/                                          670                32,569
ENTERPRISE SOFTWARE & SERVICE (1.25%)
 Hyperion Solutions /1/                                 4,180               112,860
 JDA Software Group /1/                                 5,412                47,355
 Mantech International /1/                              2,220                54,945
 Sybase /1/                                             5,696                72,966
                                                                            288,126
ENTERTAINMENT SOFTWARE (0.95%)
 Acclaim Entertainment /1/ /2/                         17,801                18,869
 Take-Two Interactive Software /1/                      7,740               199,537
                                                                            218,406
FILTRATION & SEPARATION PRODUCTS (0.71%)
 Donaldson                                              5,200               164,164
FINANCE-INVESTMENT BANKER & BROKER (0.27%)
 Jefferies Group                                        1,497                62,350
FINANCE-MORTGAGE LOAN/BANKER (0.64%)
 New Century Financial                                  6,974               147,151
FOOD-BAKING (0.65%)
 Interstate Bakeries                                    6,043               150,531
FOOD-MISCELLANEOUS/DIVERSIFIED (0.98%)
 Chiquita Brands International                          5,500                67,320
 Corn Products International                            2,356                69,431
 Ralcorp Holdings /1/                                   3,904                88,270
                                                                            225,021
FOOD-RETAIL (0.14%)
 Great Atlantic & Pacific Tea /1/                       5,472                31,136
FOOD-WHOLESALE & DISTRIBUTION (0.24%)
 Nash Finch                                             4,475                55,177
FUNERAL SERVICE & RELATED ITEMS (0.34%)
 Stewart Enterprises /1/                               14,501                79,320
GARDEN PRODUCTS (0.94%)
 Toro                                                   3,387               216,294
                                                       Shares
                                                        Held               Value
------------------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
GAS-DISTRIBUTION (1.53%)
                                                                         $
 AGL Resources                                          2,196                51,606
 Energen                                                4,060               113,274
 Northwest Natural                                      4,091               122,648
 UGI /2/                                                1,634                63,383
                                                                            350,911
HUMAN RESOURCES (0.41%)
 CDI /1/                                                3,527                93,783
IDENTIFICATION SYSTEM-DEVELOPMENT (0.35%)
 Paxar /1/                                              5,502                79,339
INDUSTRIAL GASES (0.61%)
 Airgas /1/                                             9,245               141,079
INSTRUMENTS-CONTROLS (0.31%)
 Woodward Governor                                      1,891                71,915
INSTRUMENTS-SCIENTIFIC (0.21%)
 Varian /1/                                             1,638                48,174
INSURANCE BROKERS (0.98%)
 Hilb, Rogal & Hamilton                                 5,496               225,336
INTERNET APPLICATION SOFTWARE (0.55%)
 S1 /1/                                                12,110                53,635
 WebEx Communications /1/                               4,596                72,065
                                                                            125,700
LASERS-SYSTEMS & COMPONENTS (0.09%)
 Coherent /1/                                           1,180                20,851
LIFE & HEALTH INSURANCE (1.45%)
 Stancorp Financial Group                               4,952               267,408
 UICI /1/                                               4,560                66,485
                                                                            333,893
MACHINERY-GENERAL INDUSTRY (0.46%)
 Albany International                                   3,239                68,634
 Tecumseh Products                                        827                37,513
                                                                            106,147
MACHINERY-PRINT TRADE (0.77%)
 Imation /1/                                            4,325               176,979
MEDICAL INFORMATION SYSTEM (0.47%)
 Dendrite International /1/                             8,732                53,877
 VitalWorks /1/                                        16,040                54,215
                                                                            108,092
MEDICAL INSTRUMENTS (0.85%)
 Techne /1/                                             5,920               195,360
MEDICAL PRODUCTS (2.29%)
 American Medical Systems Holding /1/                   3,513                49,147
 Hanger Orthopedic Group /1/                           13,120               186,304
 INAMED /1/                                             2,320                61,851
 Mentor                                                 1,550                58,745
 PolyMedica /1/                                         6,070               170,628
                                                                            526,675
MEDICAL STERILIZATION PRODUCT (0.46%)
 Steris /1/                                             3,995               105,987
                                                       Shares
                                                        Held               Value
------------------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
MEDICAL-BIOMEDICAL/GENE (1.23%)
                                                                         $
 Bio-Rad Laboratories /1/                               3,624               154,419
 Bio-Technology General /1/                            10,519                33,345
 Gene Logic /1/                                         4,559                34,557
 Serologicals /1/                                       6,276                60,438
                                                                            282,759
MEDICAL-DRUGS (0.25%)
 Ligand Pharmaceuticals /1/                             8,600                56,588
MEDICAL-GENERIC DRUGS (0.74%)
 Pharmaceutical Resources /1/                           7,250               170,882
MEDICAL-HMO (0.23%)
 Magellan Health Services /1/                           5,179                 1,191
 Sierra Health Services /1/                             4,144                52,173
                                                                             53,364
MEDICAL-NURSING HOMES (0.04%)
 Beverly Enterprises /1/                                4,409                 9,876
MEDICAL-OUTPATIENT & HOME MEDICAL CARE (0.38%)
 Apria Healthcare Group /1/ /2/                         3,554                86,682
METAL PROCESSORS & FABRICATION (0.99%)
 Precision Castparts                                    5,627               109,220
 Quanex                                                 3,359               119,379
                                                                            228,599
MISCELLANEOUS INVESTING (7.86%)
 Annaly Mortgage Management                             6,114               107,178
 Anworth Mortgage Asset                                 4,140                51,295
 Brandywine Realty Trust                                3,598                71,960
 Capital Automotive                                     8,793               215,429
 CBL & Associates Properties                            1,690                62,462
 Chelsea Property Group                                 3,639               118,450
 Colonial Properties Trust                              1,510                49,921
 Federal Realty Investment Trust                        4,020               105,927
 Health Care                                            6,841               192,095
 Healthcare Realty Trust                                4,918               152,261
 Home Properties of New York                            3,772               119,572
 Kilroy Realty                                          2,001                43,062
 Koger Equity                                           2,802                43,487
 Macerich                                               6,382               181,568
 Nationwide Health Properties                           1,735                29,564
 Newcastle Investment                                   3,500                46,900
 Prentiss Properties Trust                              2,279                61,419
 SL Green Realty                                        1,707                49,810
 Thornburg Mortgage                                     5,650               107,068
                                                                          1,809,428
OFFICE AUTOMATION & EQUIPMENT (0.85%)
 Global Imaging Systems                                 4,777                87,849
 Ikon Office Solutions                                  4,512                31,945
 Imagistics International /1/                           4,120                76,673
                                                                            196,467
OFFICE SUPPLIES & FORMS (0.46%)
 John H. Harland                                        2,108                40,368
 Wallace Computer Services                              3,558                65,147
                                                                            105,515
                                                       Shares
                                                        Held               Value
------------------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
OIL COMPANY-EXPLORATION & PRODUCTION (2.34%)
                                                                         $
 Comstock Resources /1/                                 9,104                72,377
 Denbury Resources /1/                                  6,853                79,837
 Houston Exploration /1/                                3,256                99,992
 Patina Oil & Gas                                       6,740               196,471
 Plains Resources /1/                                   2,218                49,506
 Range Resources /1/                                    8,654                41,279
                                                                            539,462
OIL FIELD MACHINERY & EQUIPMENT (0.48%)
 Hydril /1/                                             4,040               109,282
OIL REFINING & MARKETING (0.28%)
 Frontier Oil                                           1,450                21,765
 Holly                                                  2,402                42,443
                                                                             64,208
PAPER & RELATED PRODUCTS (0.16%)
 P.H. Glatfelter                                        3,080                37,145
PHYSICIAN PRACTICE MANAGEMENT (0.18%)
 US Oncology /1/                                        5,255                42,093
PIPELINES (0.21%)
 Equitable Resources                                    1,378                49,057
PRINTING-COMMERCIAL (0.37%)
 Banta                                                  2,786                85,809
PROPERTY & CASUALTY INSURANCE (1.41%)
 Fidelity National Financial                            8,975               271,045
 Stewart Information Services /1/                       2,620                54,365
                                                                            325,410
RADIO (0.14%)
 Spanish Broadcasting System /1/                        4,681                31,035
RENTAL-AUTO & EQUIPMENT (0.73%)
 Rent-A-Center /1/                                      3,790               168,086
RESEARCH & DEVELOPMENT (0.39%)
 Albany Molecular Research /1/                          5,880                90,787
RESPIRATORY PRODUCTS (0.16%)
 Respironics /1/                                        1,150                36,731
RETAIL-APPAREL & SHOE (2.16%)
 Brown Shoe                                             2,142                41,448
 Claire's Stores                                        8,839               227,692
 Finish Line /1/                                       13,116               117,913
 Mothers Work                                           1,570                56,567
 Payless Shoesource /1/                                 1,070                54,035
                                                                            497,655
RETAIL-AUTO PARTS (0.35%)
 PEP Boys-Manny Moe & Jack                              6,900                80,040
RETAIL-AUTOMOBILE (0.18%)
 Group 1 Automotive /1/                                 1,919                40,568
RETAIL-DISCOUNT (0.36%)
 ShopKo Stores                                          6,526                82,684
                                                       Shares
                                                        Held               Value
------------------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
RETAIL-JEWELRY (0.31%)
                                                                         $
 Finlay Enterprises                                     5,940                71,280
RETAIL-REGIONAL DEPARTMENT STORE (0.33%)
 Dillards                                               4,577                75,475
RETAIL-RESTAURANTS (2.55%)
 Applebees International                                1,084                25,789
 Bob Evans Farms                                        7,902               196,523
 Landry's Seafood Restaurant                            3,541                80,593
 Lone Star Steakhouse & Saloon                          4,092                85,277
 Papa John's International /1/                          3,201                83,322
 Ryan's Family Steak Houses /1/                        11,343               116,379
                                                                            587,883
RETAIL-VIDEO RENTAL (0.33%)
 Hollywood Entertainment /1/                            3,860                75,888
RETIREMENT & AGED CARE (0.21%)
 Genesis Health Ventures /1/                            3,460                48,994
SAVINGS & LOANS-THRIFTS (1.52%)
 American Financial Holdings                            1,867                56,159
 Anchor Bancorp Wisconsin                               2,370                49,106
 Citizens First Bancorp.                                1,160                22,249
 First Essex Bancorp.                                   1,180                44,934
 First Financial Holdings                               2,179                55,695
 MAF Bancorp                                              730                23,718
 PFF Bancorp                                            1,922                59,217
 Seacoast Financial Services                            1,740                37,793
                                                                            348,871
SEMICONDUCTOR COMPONENT-INTEGRATED CIRCUITS (0.22%)
 Standard Microsystems /1/                              2,615                50,130
SEMICONDUCTOR EQUIPMENT (0.22%)
 Photronics /1/                                         4,113                49,932
STEEL PIPE & TUBE (0.26%)
 Valmont Industries                                     2,340                58,968
STEEL-PRODUCERS (0.42%)
 Steel Dynamics /1/                                     7,440                96,943
STEEL-SPECIALTY (0.66%)
 Gibraltar Steel                                        7,380               151,511
TELECOMMUNICATION EQUIPMENT (0.72%)
 Arris Group /1/ /2/                                   15,450                26,883
 Plantronics /1/                                        9,208               137,936
                                                                            164,819
TELECOMMUNICATION EQUIPMENT-FIBER OPTICS (0.09%)
 Sycamore Networks /1/                                  8,690                21,725
TELECOMMUNICATION SERVICES (0.74%)
 Commonwealth Telephone Enterprises                     4,630               170,940
TELEPHONE-INTEGRATED (0.06%)
 General Communication /1/                              2,771                12,857
THERAPEUTICS (1.49%)
 Connetics /1/                                          2,530                32,333
 Corixa /1/                                             5,420                46,341
                                                       Shares
                                                        Held               Value
------------------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
THERAPEUTICS (CONTINUED)
                                                                         $
 Ilex Oncology /1/                                      1,638                10,059
 Sangstat Medical /1/                                   7,779               145,156
 Theragenics /1/                                        3,993                17,250
 United Therapeutics /1/                                6,210                92,840
                                                                            343,979
TRANSACTIONAL SOFTWARE (0.19%)
 Transaction Systems Architects /1/                     5,855                43,678
TRANSPORT-AIR FREIGHT (0.78%)
 Airborne /2/                                          13,868               178,759
TRANSPORT-MARINE (0.72%)
 Alexander & Baldwin                                    5,423               126,090
 Kirby                                                  1,678                39,618
                                                                            165,708
TRANSPORT-TRUCK (1.41%)
 Heartland Express /1/                                  4,427                86,902
 JB Hunt Transport Services /1/                         1,245                34,474
 SCS Transportation                                     2,700                24,570
 Werner Enterprises                                     2,361                48,283
 Yellow                                                 4,728               130,918
                                                                            325,147
TRUCKING & LEASING (0.31%)
 Ryder System /2/                                       3,082                70,732
WEB PORTALS (1.44%)
 United Online /1/                                     27,660               330,814
                                         TOTAL COMMON STOCKS             21,289,878


                            SCHEDULE OF INVESTMENTS
                              SMALLCAP BLEND FUND

                                OCTOBER 31, 2002



                                                 Principal
                                                   Amount                 Value
-----------------------------------------------------------------------------------------
COMMERCIAL PAPER (7.23%)
FINANCE-MORTGAGE LOAN/BANKER (7.23%)
 Investment in Joint Trading Account;
  Federal Home Loan Bank System
  1.72%; 11/01/02                                $1,663,897            $1,663,897
                                    TOTAL COMMERCIAL PAPER             1,663,897


                      TOTAL PORTFOLIO INVESTMENTS (99.73%)             22,953,775
CASH AND RECEIVABLES, NET OF LIABILITIES (0.27%)                       61,676
                                TOTAL NET ASSETS (100.00%)             $23,015,451
                                                                       -------------

                                                         Unrealized
   Contract                   Opening       Current     Gain (Loss)
     Type       Commitment  Market Value  Market Value
--------------------------------------------------------------------
FUTURES CONTRACTS
8 Russell 2000    Buy        $1,463,793    $1,494,400      $30,607
December, 2002
Futures


/1 /Non-income producing security.
/2 /Security or a portion of the security was pledged to cover margin requirements for futures contracts.
See accompanying notes.

                            SCHEDULE OF INVESTMENTS
                              SMALLCAP GROWTH FUND

                                OCTOBER 31, 2002

                                                     Shares
                                                      Held                  Value
--------------------------------------------------------------------------------------------
COMMON STOCKS (97.47%)
AEROSPACE & DEFENSE EQUIPMENT (0.53%)
                                                                         $
 BE Aerospace /1/                                      19,680                 60,221
AGRICULTURAL OPERATIONS (0.16%)
 Hines Horticulture /1/                                 6,104                 18,190
AIRLINES (1.93%)
 Atlantic Coast Airlines Holdings /1/                   5,150                 67,980
 ExpressJet Holdings /1/                                7,150                 81,510
 Skywest                                                4,630                 70,242
                                                                             219,732
APPAREL MANUFACTURERS (1.01%)
 Oshkosh B'gosh                                           850                 25,330
 Quiksilver /1/                                         1,650                 39,617
 Tommy Hilfiger /1/                                     6,531                 49,309
                                                                             114,256
APPLIANCES (0.48%)
 Maytag                                                 2,100                 54,180
ATHLETIC EQUIPMENT (0.32%)
 Nautilus Group /1/                                     2,680                 36,823
ATHLETIC FOOTWEAR (0.51%)
 Reebok International /1/                               2,060                 58,195
AUTO-MEDIUM & HEAVY DUTY TRUCKS (0.25%)
 Oshkosh Truck                                            500                 28,475
AUTO/TRUCK PARTS & EQUIPMENT-ORIGINAL (1.30%)
 American Axle & Manufacturing
  Holdings /1/                                          3,000                 71,100
 ArvinMeritor                                           2,400                 36,360
 Borg Warner                                              900                 40,482
                                                                             147,942
AUTO/TRUCK PARTS & EQUIPMENT-REPLACEMENT (0.37%)
 Aftermarket Technology /1/                             3,795                 42,238
BEVERAGES-WINE & SPIRITS (0.27%)
 Constellation Brands /1/                               1,200                 30,396
BUSINESS TO BUSINESS-E COMMERCE (0.42%)
 ePlus /1/                                              6,588                 47,832
CABLE TV (0.18%)
 Charter Communications /1/                            17,820                 20,119
CASINO SERVICES (0.26%)
 Scientific Games /1/                                   3,865                 29,451
CELLULAR TELECOMMUNICATIONS (0.13%)
 Rural Cellular /1/                                    11,310                 15,269
CHEMICALS-DIVERSIFIED (0.77%)
 Hercules /1/                                           9,100                 87,360
CHEMICALS-SPECIALTY (0.19%)
 MacDermid                                              1,050                 21,084
COATINGS & PAINT (0.32%)
 RPM                                                    2,390                 35,993
COLLECTIBLES (1.49%)
 Action Performance /1/                                 4,000                 82,560
                                                     Shares
                                                      Held                  Value
--------------------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
COLLECTIBLES (CONTINUED)
                                                                         $
 Racing Champions Ertl /1/                              6,700                 87,100
                                                                             169,660
COMMERCIAL BANKS (4.01%)
 City National                                          1,500                 67,875
 Community First Bankshares                             2,050                 56,191
 Cullen/Frost Bankers                                   2,050                 70,991
 East-West Bancorp                                      1,400                 48,300
 First Midwest Bancorp                                  2,400                 66,696
 Greater Bay Bancorp                                    5,270                 80,315
 Hudson United Bancorp                                  2,150                 65,467
                                                                             455,835
COMMERCIAL SERVICE-FINANCE (0.25%)
 Dun & Bradstreet /1/                                     770                 28,144
COMMERCIAL SERVICES (1.38%)
 Alliance Data Systems /1/                              3,300                 56,100
 Coinstar /1/                                           1,750                 52,482
 Pre-Paid Legal Services /1/                            2,250                 48,510
                                                                             157,092
COMMUNICATIONS SOFTWARE (0.38%)
 Inter-Tel                                              1,600                 43,248
COMPUTER DATA SECURITY (0.48%)
 Netscreen Technologies /1/                             4,140                 54,524
COMPUTER SERVICES (0.35%)
 Fidelity National Information Solutions /1/            2,050                 39,237
COMPUTERS-INTEGRATED SYSTEMS (0.99%)
 Kronos /1/                                             1,050                 37,380
 NetScout Systems /1/                                   9,463                 45,054
 NetSolve /1/                                           4,089                 30,013
                                                                             112,447
COMPUTERS-MEMORY DEVICES (0.86%)
 Maxtor /1/                                            12,800                 48,128
 Western Digital /1/                                    7,990                 49,458
                                                                              97,586
COMPUTERS-OTHER (0.12%)
 Concurrent Computer /1/                                7,460                 13,876
CONSULTING SERVICES (0.57%)
 BearingPoint                                           4,540                 35,412
 Gartner /1/                                            3,700                 29,600
                                                                              65,012
CONSUMER PRODUCTS-MISCELLANEOUS (0.54%)
 Yankee Candle /1/                                      3,550                 60,882
CONTAINERS-METAL & GLASS (0.45%)
 Owens-Illinois /1/                                     4,245                 50,898
COSMETICS & TOILETRIES (0.25%)
 Elizabeth Arden /1/                                    2,550                 28,076
DECISION SUPPORT SOFTWARE (0.65%)
 Interactive Intelligence /1/                          10,699                 36,377
 NetIQ /1/                                              2,630                 37,109
                                                                              73,486
                                                     Shares
                                                      Held                  Value
--------------------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
DIAGNOSTIC EQUIPMENT (0.68%)
                                                                         $
 Immucor /1/                                            3,490                 77,827
DIAGNOSTIC KITS (1.27%)
 Biosite Diagnostics /1/                                2,695                 77,832
 Diagnostic Products                                    1,600                 66,000
                                                                             143,832
DISTRIBUTION-WHOLESALE (1.35%)
 Aviall /1/                                             7,650                 71,374
 Ingram Micro /1/                                       3,630                 52,018
 Tech Data /1/                                            950                 30,353
                                                                             153,745
DIVERSIFIED MANUFACTURING OPERATIONS (0.54%)
 A.O. Smith                                             1,250                 27,450
 Griffon /1/                                            2,985                 34,477
                                                                              61,927
E-COMMERCE-SERVICES (0.41%)
 WebMD /1/                                              7,300                 46,063
E-MARKETING-INFORMATION (0.29%)
 Digital River /1/                                      3,150                 32,886
EDUCATIONAL SOFTWARE (0.40%)
 SmartForce /1/                                        11,414                 45,770
ELECTRICAL COMPONENTS & EQUIPMENT (0.29%)
 Power-One /1/                                          6,100                 32,824
ELECTRONIC COMPONENTS-MISCELLANEOUS (1.10%)
 DSP Group /1/                                          2,605                 37,254
 OSI Systems /1/                                        3,900                 62,361
 Sypris Solutions                                       2,450                 25,872
                                                                             125,487
ELECTRONIC COMPONENTS-SEMICONDUCTOR (1.56%)
 ATI Technologies /1/                                   5,370                 34,475
 ChipPAC /1/                                           24,705                 65,493
 Silicon Image /1/                                      6,700                 30,016
 Silicon Laboratories /1/                               2,200                 46,838
                                                                             176,822
ELECTRONIC DESIGN AUTOMATION (0.30%)
 Magma Design Automation /1/                            4,030                 34,416
ELECTRONIC MEASUREMENT INSTRUMENTS (0.43%)
 Itron /1/                                              2,250                 48,802
ENERGY-ALTERNATE SOURCES (0.53%)
 Headwaters /1/                                         3,500                 60,025
ENGINES-INTERNAL COMBUSTION (0.79%)
 Briggs & Stratton                                      1,300                 49,985
 Cummins Engine                                         1,640                 39,294
                                                                              89,279
ENTERTAINMENT SOFTWARE (1.87%)
 Activision /1/                                         6,200                127,100
 Take-Two Interactive Software /1/                      3,300                 85,074
                                                                             212,174
FINANCE-MORTGAGE LOAN/BANKER (0.79%)
 American Home Mortgage Holdings                        5,835                 59,750
                                                     Shares
                                                      Held                  Value
--------------------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
FINANCE-MORTGAGE LOAN/BANKER (CONTINUED)
                                                                         $
 New Century Financial                                  1,450                 30,595
                                                                              90,345
FINANCIAL GUARANTEE INSURANCE (0.48%)
 Triad Guaranty /1/                                     1,500                 54,990
FOOD-BAKING (0.52%)
 Interstate Bakeries                                    2,350                 58,538
FOOD-CANNED (0.29%)
 Del Monte Foods /1/                                    4,150                 33,283
FOOD-CONFECTIONERY (0.27%)
 J.M. Smucker                                             850                 31,119
FOOD-MISCELLANEOUS/DIVERSIFIED (1.01%)
 Chiquita Brands International /1/                      6,350                 77,724
 International Multifoods /1/                           1,900                 36,955
                                                                             114,679
FOOTWEAR & RELATED APPAREL (0.72%)
 Steven Madden /1/                                      2,050                 35,037
 Timberland /1/                                         1,480                 47,034
                                                                              82,071
HEALTHCARE-PRODUCTS (0.44%)
 Zoll Medical /1/                                       1,550                 50,297
HEALTHCARE-SERVICES (0.42%)
 Dianon Systems /1/                                     1,200                 48,000
HOME FURNISHINGS (0.84%)
 American Woodmark                                        750                 39,630
 La-Z-Boy                                               2,350                 55,930
                                                                              95,560
HUMAN RESOURCES (0.54%)
 AMN Healthcare Services /1/                            3,200                 46,272
 Labor Ready /1/                                        2,125                 14,620
                                                                              60,892
IDENTIFICATION SYSTEM-DEVELOPMENT (0.42%)
 Paxar /1/                                              3,350                 48,307
INDUSTRIAL GASES (0.40%)
 Airgas /1/                                             2,950                 45,017
INSTRUMENTS-SCIENTIFIC (0.58%)
 Fisher Scientific International /1/                    2,300                 65,780
INSURANCE BROKERS (0.44%)
 USI Holdings                                           4,700                 50,384
INTERNET FINANCIAL SERVICES (0.27%)
 IndyMac Bancorp /1/                                    1,674                 31,203
INTERNET INFRASTRUCTURE EQUIPMENT (0.31%)
 Avocent /1/                                            1,750                 35,000
INTERNET INFRASTRUCTURE SOFTWARE (0.27%)
 AsiaInfo Holdings /1/                                  8,550                 26,591
 Internet Pictures /1/                                  3,594                  4,097
                                                                              30,688
                                                     Shares
                                                      Held                  Value
--------------------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
INTERNET SECURITY (0.38%)
                                                                         $
 Network Associates /1/                                 2,700                 42,903
INTERNET TELEPHONY (0.25%)
 j2 Global Communications                               1,050                 28,802
INVESTMENT COMPANIES (0.65%)
 American Capital Strategies                            3,750                 73,725
INVESTMENT MANAGEMENT & ADVISORY SERVICES (0.29%)
 Affiliated Managers Group /1/                            630                 32,710
LEISURE & RECREATION PRODUCTS (0.44%)
 Multimedia Games /1/                                   2,250                 49,950
LOTTERY SERVICES (0.54%)
 Gtech Holdings /1/                                     2,350                 61,100
MACHINERY-CONSTRUCTION & MINING (0.51%)
 Terex /1/                                              4,980                 58,067
MACHINERY-FARM (0.29%)
 AGCO /1/                                               1,300                 33,020
MEDICAL INFORMATION SYSTEM (1.09%)
 Cerner /1/                                             1,840                 65,522
 VitalWorks /1/                                        17,400                 58,812
                                                                             124,334
MEDICAL INSTRUMENTS (1.84%)
 Conmed /1/                                             3,750                 73,425
 Intuitive Surgical /1/                                 6,259                 41,935
 Techne /1/                                             2,000                 66,000
 Ventana Medical Systems /1/                            1,600                 27,840
                                                                             209,200
MEDICAL LABORATORY & TESTING SERVICE (0.82%)
 Bio-Reference Labs                                     3,550                 25,635
 Unilab /1/                                             3,150                 67,252
                                                                              92,887
MEDICAL PRODUCTS (0.35%)
 Mentor                                                 1,050                 39,795
MEDICAL STERILIZATION PRODUCT (0.41%)
 Steris /1/                                             1,750                 46,428
MEDICAL-BIOMEDICAL/GENE (2.91%)
 Bio-Rad Laboratories /1/                               1,900                 80,959
 Enzon /1/                                              3,800                 73,720
 Inhale Therapeutic Systems /1/                        12,420                 78,991
 Ribapharm                                             12,529                 57,007
 Texas Biotech /1/                                     20,838                 39,592
                                                                             330,269
MEDICAL-DRUGS (3.07%)
 aaiPharma /1/                                          5,900                 88,500
 Cephalon /1/                                           1,420                 71,341
 Medimmune /1/                                          2,750                 70,262
 OSI Pharmaceuticals /1/                                4,062                 70,354
 Priority Healthcare /1/                                2,000                 48,580
                                                                             349,037
                                                     Shares
                                                      Held                  Value
--------------------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
MEDICAL-GENERIC DRUGS (0.63%)
                                                                         $
 Eon Labs /1/                                           3,200                 72,096
MEDICAL-HOSPITALS (0.67%)
 Community Health Systems /1/                           1,300                 30,550
 LifePoint Hospitals /1/                                1,450                 45,457
                                                                              76,007
MEDICAL-OUTPATIENT & HOME MEDICAL CARE (0.72%)
 Apria Healthcare Group /1/                             2,000                 48,780
 Cross Country /1/                                      2,650                 32,648
                                                                              81,428
METAL PROCESSORS & FABRICATION (1.05%)
 Kaydon                                                 2,350                 46,930
 Quanex                                                 1,200                 42,648
 Worthington Industries                                 1,560                 29,390
                                                                             118,968
METAL-DIVERSIFIED (0.86%)
 Freeport-McMoran Copper & Gold /1/                     4,200                 51,240
 Hecla Mining /1/                                      13,005                 47,078
                                                                              98,318
MISCELLANEOUS INVESTING (4.27%)
 Annaly Mortgage Management                             4,100                 71,873
 CBL & Associates Properties                            1,500                 55,440
 Chelsea Property Group                                 2,000                 65,100
 Federal Realty Investment Trust                        2,400                 63,240
 Macerich                                               2,200                 62,590
 MFA Mortgage Investments                               8,550                 69,511
 Mills                                                  1,150                 31,913
 Newcastle Investment                                   2,250                 30,150
 Tanger Factory Outlet Centers                          1,250                 35,125
                                                                             484,942
NETWORKING PRODUCTS (1.77%)
 Black Box /1/                                          1,050                 44,394
 Emulex /1/                                             3,300                 59,235
 Foundry Networks /1/                                   5,500                 38,885
 Network Appliance /1/                                  3,050                 27,362
 Paradyne Networks /1/                                 27,213                 31,567
                                                                             201,443
NON-HAZARDOUS WASTE DISPOSAL (0.25%)
 Allied Waste Industries /1/                            3,530                 28,770
NON-HOTEL GAMBLING (0.49%)
 Isle of Capri Casinos /1/                              4,350                 55,897
OFFICE AUTOMATION & EQUIPMENT (0.44%)
 Global Imaging Systems /1/                             2,750                 50,572
OFFICE SUPPLIES & FORMS (0.49%)
 John H. Harland                                        2,900                 55,535
OIL & GAS (0.16%)
 Spinnaker Exploration /1/                                950                 18,288
OIL COMPANY-EXPLORATION & PRODUCTION (0.73%)
 Chesapeake Energy                                      7,800                 54,444
 Pogo Producing                                           800                 28,840
                                                                              83,284
                                                     Shares
                                                      Held                  Value
--------------------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
PAPER & RELATED PRODUCTS (0.53%)
                                                                         $
 Aracruz Celulose                                       3,735                 59,723
PHARMACY SERVICES (0.70%)
 Omnicare                                               3,650                 79,314
PHYSICIAN PRACTICE MANAGEMENT (0.65%)
 Pediatrix Medical Group /1/                            1,850                 74,000
PROPERTY & CASUALTY INSURANCE (0.59%)
 First American                                         2,650                 54,193
 PMA Capital                                              964                 13,110
                                                                              67,303
RECREATIONAL VEHICLES (0.44%)
 Polaris Industries                                       800                 50,392
REINSURANCE (0.59%)
 Platinum Underwriters Holdings /1/                     2,684                 67,368
RENTAL-AUTO & EQUIPMENT (0.99%)
 Rent-A-Center /1/                                      2,545                112,871
RESEARCH & DEVELOPMENT (1.06%)
 Albany Molecular Research /1/                          4,350                 67,164
 Pharmaceutical Product Development /1/                 1,950                 53,430
                                                                             120,594
RESPIRATORY PRODUCTS (1.12%)
 Edwards Lifesciences /1/                               1,800                 46,242
 Respironics /1/                                        2,550                 81,447
                                                                             127,689
RETAIL-APPAREL & SHOE (4.63%)
 Aeropostale /1/                                        7,050                 84,388
 AnnTaylor Stores /1/                                   1,550                 36,317
 Christopher & Banks /1/                                1,500                 40,050
 Finish Line /1/                                        5,250                 47,198
 Hot Topic /1/                                          1,650                 32,175
 Jos. A. Bank Clothiers /1/                             1,300                 28,471
 Kenneth Cole Productions /1/                           1,300                 31,200
 Mothers Work /1/                                       1,360                 49,001
 Pacific Sunwear of California /1/                      1,200                 28,044
 Stage Stores /1/                                       2,300                 49,703
 Too /1/                                                1,700                 43,010
 Urban Outfitters /1/                                   2,375                 57,047
                                                                             526,604
RETAIL-AUTO PARTS (0.32%)
 CSK Auto /1/                                           2,950                 36,580
RETAIL-AUTOMOBILE (0.36%)
 Group 1 Automotive /1/                                 1,950                 41,223
RETAIL-COMPUTER EQUIPMENT (1.18%)
 Electronics Boutique Holdings /1/                      2,850                 71,823
 GameStop /1/                                           3,450                 61,755
                                                                             133,578
RETAIL-DISCOUNT (0.41%)
 Tuesday Morning /1/                                    2,250                 47,048
RETAIL-FABRIC STORE (0.69%)
 Hancock Fabrics                                        2,135                 33,947
                                                     Shares
                                                      Held                  Value
--------------------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
RETAIL-FABRIC STORE (CONTINUED)
                                                                         $
 Jo-Ann Stores /1/                                      1,850                 45,047
                                                                              78,994
RETAIL-HAIR SALONS (0.30%)
 Regis                                                  1,150                 33,603
RETAIL-HOME FURNISHINGS (0.42%)
 Pier 1 Imports                                         2,550                 48,068
RETAIL-RESTAURANTS (2.38%)
 Applebees International                                1,150                 27,359
 Bob Evans Farms                                        2,050                 50,983
 Checkers Drive-In Restaurant                           4,650                 32,318
 Outback Steakhouse /1/                                 1,150                 39,157
 Papa John's International /1/                          1,545                 40,216
 Rare Hospitality International /1/                     1,250                 33,350
 Ruby Tuesday                                           2,700                 47,115
                                                                             270,498
RETAIL-SPORTING GOODS (0.36%)
 Sports Authority /1/                                   6,950                 41,283
RETAIL-VIDEO RENTAL (0.72%)
 Hollywood Entertainment /1/                            1,700                 33,422
 Movie Gallery /1/                                      2,650                 48,203
                                                                              81,625
SAVINGS & LOANS-THRIFTS (0.34%)
 Independence Community Bank                            1,500                 38,505
SCHOOLS (0.50%)
 Sylvan Learning Systems /1/                            3,750                 57,262
SECURITY SERVICES (0.44%)
 Kroll /1/                                              2,550                 49,674
SEMICONDUCTOR COMPONENT-INTEGRATED CIRCUITS (0.55%)
 Globespan Virata /1/                                  13,000                 36,140
 O2Micro International /1/                              3,100                 26,595
                                                                              62,735
SEMICONDUCTOR EQUIPMENT (0.75%)
 ASE Test /1/                                           7,405                 31,545
 Siliconware Precision Industries /1/                  19,460                 53,515
                                                                              85,060
STEEL-PRODUCERS (0.95%)
 AK Steel Holding /1/                                   8,040                 58,210
 Steel Dynamics /1/                                     3,800                 49,514
                                                                             107,724
TELECOMMUNICATION EQUIPMENT (0.96%)
 AudioCodes /1/                                         8,405                 16,054
 Plantronics /1/                                        2,450                 36,701
 UTStarcom /1/                                          3,300                 56,364
                                                                             109,119
TELECOMMUNICATION EQUIPMENT-FIBER OPTICS (0.23%)
 Sycamore Networks /1/                                 10,400                 26,000
TELECOMMUNICATION SERVICES (1.74%)
 Commonwealth Telephone Enterprises                     1,300                 47,996
 Inet Technologies /1/                                 14,767                 87,420
                                                     Shares
                                                      Held                  Value
--------------------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
TELECOMMUNICATION SERVICES (CONTINUED)
                                                                         $
 Time Warner Telecom /1/                               69,675                 62,011
                                                                             197,427
TELEPHONE-INTEGRATED (0.59%)
 Level 3 Communications /1/                            14,000                 66,626
THEATERS (0.20%)
 Regal Entertainment Group /1/                          1,190                 22,967
THERAPEUTICS (0.96%)
 Connetics /1/                                          2,085                 26,646
 Sangstat Medical /1/                                   4,450                 83,037
                                                                             109,683
TRANSPORT-RAIL (0.24%)
 Genesee & Wyoming /1/                                  1,250                 27,375
TRANSPORT-TRUCK (0.24%)
 P.A.M. Transportation Services                         1,300                 27,235
TRAVEL SERVICES (0.40%)
 Hotels.com /1/                                           725                 45,204
WEB PORTALS (0.25%)
 United Online /1/                                      2,400                 28,704
WIRELESS EQUIPMENT (0.33%)
 Stratex Networks                                      16,410                 37,743
                                         TOTAL COMMON STOCKS              11,080,967

                                                   Principal
                                                     Amount                 Value
--------------------------------------------------------------------------------------------
COMMERCIAL PAPER (2.97%)
FINANCE-MORTGAGE LOAN/BANKER (2.97%)
 Investment in Joint Trading Account;
  Federal Home Loan Bank System
                                                   $                     $
  1.72%; 11/01/02                                     337,759                337,759
                                      TOTAL COMMERCIAL PAPER                 337,759
                                                                         -----------

                       TOTAL PORTFOLIO INVESTMENTS (100.44%)              11,418,726
LIABILITIES, NET OF CASH AND RECEIVABLES (-0.44%)                            (50,552)
                                  TOTAL NET ASSETS (100.00%)             $11,368,174
                                                                         --------------


/1 /Non-income producing security.

See accompanying notes.

                            SCHEDULE OF INVESTMENTS
                          SMALLCAP S&P 600 INDEX FUND

                                OCTOBER 31, 2002

                                                       Shares
                                                        Held                  Value
---------------------------------------------------------------------------------------------
COMMON STOCKS (96.18%)
AEROSPACE & DEFENSE (0.37%)
                                                                           $
 Esterline Technologies /1/                               1,056                 19,166
 Gencorp                                                  2,208                 18,062
 Teledyne Technologies /1/                                1,632                 23,582
                                                                                60,810
AEROSPACE & DEFENSE EQUIPMENT (1.44%)
 AAR                                                      1,632                  6,381
 Alliant Techsystems /1/                                  1,920                115,488
 Armor Holdings /1/                                       1,440                 22,046
 BE Aerospace /1/                                         1,824                  5,582
 Curtiss-Wright                                             480                 29,679
 DRS Technologies /1/                                       864                 28,633
 Kaman                                                    1,152                 12,879
 Triumph Group /1/                                          768                 18,908
                                                                               239,596
AGRICULTURAL OPERATIONS (0.22%)
 Delta & Pine Land                                        1,920                 36,806
AIRLINES (0.58%)
 Atlantic Coast Airlines Holdings /1/                     2,304                 30,413
 Frontier Airlines /1/                                    1,440                  8,568
 Mesa Air Group /1/                                       1,632                  8,992
 Midwest Express Holdings /1/                               768                  5,023
 Skywest                                                  2,879                 43,677
                                                                                96,673
APPAREL MANUFACTURERS (1.09%)
 Ashworth /1/                                               672                  3,562
 Gymboree /1/                                             1,440                 26,438
 Hagger                                                     288                  3,115
 Kellwood                                                 1,248                 29,141
 Nautica Enterprises /1/                                  1,728                 19,354
 Oshkosh B'gosh                                             672                 20,026
 Oxford Industries                                          384                  9,101
 Phillips-Van Heusen                                      1,344                 18,171
 Quiksilver /1/                                           1,152                 27,659
 Russell                                                  1,632                 25,361
                                                                               181,928
APPLIANCES (0.12%)
 Applica /1/                                              1,152                  6,889
 Fedders                                                  1,632                  4,374
 Royal Appliance Manufacturing /1/                          683                  3,374
 Salton /1/                                                 574                  6,170
                                                                                20,807
APPLICATIONS SOFTWARE (0.86%)
 Barra /1/                                                1,056                 37,900
 Mapinfo /1/                                                768                  4,639
 MRO Software /1/                                         1,248                  9,060
 Pinnacle Systems /1/                                     2,975                 35,373
 Progress Software /1/                                    1,725                 21,528
 Roxio /1/                                                  960                  2,939
 Serena Software /1/                                      2,016                 32,175
                                                                               143,614
ATHLETIC FOOTWEAR (0.15%)
 K-Swiss                                                    960                 24,605
                                                       Shares
                                                        Held                  Value
---------------------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
AUDIO & VIDEO PRODUCTS (0.55%)
                                                                           $
 Harman International Industries /2/                      1,632                 91,392
AUTO REPAIR CENTERS (0.03%)
 Midas /1/                                                  768                  5,069
AUTO-MEDIUM & HEAVY DUTY TRUCKS (0.30%)
 Oshkosh Truck                                              864                 49,205
AUTO-TRUCK TRAILERS (0.03%)
 Wabash National /1/                                      1,152                  5,414
AUTO/TRUCK PARTS & EQUIPMENT-ORIGINAL (0.11%)
 Titan International                                      1,056                  1,742
 Tower Automotive /1/                                     3,263                 17,294
                                                                                19,036
AUTO/TRUCK PARTS & EQUIPMENT-REPLACEMENT (0.04%)
 Standard Motor Products                                    672                  6,787
BANKS (0.13%)
 Boston Private Financial Holdings                        1,152                 21,208
BEVERAGES-NON-ALCOHOLIC (0.15%)
 Coca-Cola Bottling                                         480                 25,574
BICYCLE MANUFACTURING (0.03%)
 Huffy /1/                                                  768                  5,376
BROADCASTING SERVICES & PROGRAMMING (0.11%)
 4 Kids Entertainment /1/                                   672                 18,178
BUILDING & CONSTRUCTION PRODUCTS-MISCELLANEOUS (0.39%)
 Butler Manufacturing                                       288                  5,826
 ElkCorp                                                    960                 15,130
 Simpson Manufacturing /1/                                1,248                 44,054
                                                                                65,010
BUILDING & CONSTRUCTION-MISCELLANEOUS (0.13%)
 Insituform Technologies /1/                              1,344                 21,383
BUILDING PRODUCTS-AIR & HEATING (0.22%)
 Lennox International                                     2,879                 37,254
BUILDING PRODUCTS-CEMENT & AGGREGATE (0.46%)
 Florida Rock Industries                                  1,440                 50,472
 Texas Industries                                         1,056                 25,608
                                                                                76,080
BUILDING PRODUCTS-DOORS & WINDOWS (0.10%)
 Apogee Enterprises                                       1,440                 17,035
BUILDING PRODUCTS-WOOD (0.09%)
 Universal Forest Products                                  864                 15,440
BUILDING-MAINTENANCE & SERVICE (0.22%)
 ABM Industries                                           2,495                 36,652
BUILDING-MOBIL HOME & MANUFACTURE HOUSING (0.63%)
 Champion Enterprises /1/                                 2,495                  5,788
 Coachmen Industries                                        768                 10,407
 Fleetwood Enterprises /1/                                1,829                 10,242
 Monaco Coach /1/                                         1,440                 23,314
 Skyline                                                    384                 11,151
                                                       Shares
                                                        Held                  Value
---------------------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
BUILDING-MOBIL HOME & MANUFACTURE HOUSING (CONTINUED)
                                                                           $
 Winnebago Industries                                       960                 43,517
                                                                               104,419
BUILDING-RESIDENTIAL & COMMERCIAL (2.10%)
 MDC Holdings                                             1,344                 50,454
 NVR /1/                                                    384                130,176
 Ryland Group /2/                                         1,344                 55,910
 Standard-Pacific                                         1,632                 39,625
 Toll Brothers /1/                                        3,551                 72,725
                                                                               348,890
BUSINESS TO BUSINESS-E COMMERCE (0.02%)
 QRS /1/                                                    768                  3,825
CASINO HOTELS (0.15%)
 Aztar /1/                                                1,824                 24,642
CASINO SERVICES (0.12%)
 Shuffle Master /1/                                         864                 19,820
CELLULAR TELECOMMUNICATIONS (0.07%)
 Boston Communications Group                                864                 11,163
CHEMICALS-DIVERSIFIED (0.21%)
 Georgia Gulf                                             1,632                 35,496
CHEMICALS-FIBERS (0.10%)
 Wellman                                                  1,632                 16,483
CHEMICALS-PLASTICS (0.22%)
 PolyOne                                                  4,607                 36,856
CHEMICALS-SPECIALTY (0.64%)
 Arch Chemicals                                           1,152                 21,531
 Chemfirst                                                  672                 19,132
 MacDermid                                                1,632                 32,770
 OM Group                                                 1,440                  9,346
 Omnova Solutions /1/                                     2,016                  8,044
 Penford                                                    384                  5,599
 Quaker Chemical                                            481                 10,317
                                                                               106,739
CIRCUIT BOARDS (0.31%)
 Benchmark Electronics /1/                                1,248                 27,780
 Park Electrochemical                                       960                 17,328
 SBS Technologies /1/                                       762                  6,325
                                                                                51,433
COAL (0.17%)
 Massey Energy                                            3,743                 28,634
COLLECTIBLES (0.16%)
 Action Performance /1/                                     864                 17,833
 Department 56 /1/                                          672                  8,467
                                                                                26,300
COMMERCIAL BANKS (5.53%)
 Chittenden                                               1,632                 44,652
 Community First Bankshares                               2,016                 55,259
 Cullen/Frost Bankers /2/                                 2,591                 89,726
 East-West Bancorp                                        1,152                 39,744
 First Bancorp.                                           2,016                 50,461
 First Midwest Bancorp                                    2,400                 66,696
                                                       Shares
                                                        Held                  Value
---------------------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
COMMERCIAL BANKS (CONTINUED)
                                                                           $
 First Republic Bank /1/                                    768                 15,552
 GBC Bancorp                                                576                 11,693
 Hudson United Bancorp                                    2,304                 70,157
 Irwin Financial                                          1,216                 17,632
 Provident Bankshares                                     1,248                 28,206
 Riggs National                                           1,440                 22,824
 South Financial Group                                    2,208                 47,803
 Southwest Bancorp. of Texas /1/                          1,728                 48,816
 Sterling Bancshares                                      2,208                 27,092
 Susquehanna Bancshares                                   2,016                 42,739
 Trustco Bank                                             3,647                 38,917
 UCBH Holdings                                            1,023                 42,853
 United Bankshares                                        2,112                 63,825
 Whitney Holding                                          2,016                 68,463
 Wintrust Financial                                         857                 26,850
                                                                               919,960
COMMERCIAL SERVICE-FINANCE (0.29%)
 NCO Group /1/                                            1,311                 18,000
 PRG-Schultz International                                3,263                 30,450
                                                                                48,450
COMMERCIAL SERVICES (1.05%)
 Arbitron /1/                                             1,440                 49,176
 Central Parking                                          1,824                 42,371
 CPI                                                        384                  5,280
 Insurance Auto Auctions /1/                                576                  9,216
 Memberworks /1/                                            672                 11,652
 Pre-Paid Legal Services /1/                                960                 20,698
 Sourcecorp /1/                                             864                 19,812
 Startek /1/                                                672                 16,215
                                                                               174,420
COMMUNICATIONS SOFTWARE (0.37%)
 Avid Technology /1/                                      1,344                 18,937
 Captaris /1/                                             1,632                  2,938
 Concerto Software /1/                                      576                  3,692
 Digi International /1/                                   1,160                  2,355
 Inter-Tel                                                1,248                 33,733
                                                                                61,655
COMPUTER AIDED DESIGN (0.09%)
 Ansys /1/                                                  768                 15,053
COMPUTER DATA SECURITY (0.08%)
 Rainbow Technologies /1/                                 1,344                  8,198
 SCM Microsystems /1/                                       768                  4,493
                                                                                12,691
COMPUTER SERVICES (1.01%)
 Analysts International                                   1,265                  2,277
 CACI International /1/                                   1,440                 58,910
 Carreker /1/                                             1,152                  7,556
 Ciber /1/                                                3,263                 17,555
 Computer Task Group /1/                                  1,056                  2,978
 Factset Research Systems                                 1,728                 47,261
 Manhattan Associates /1/                                 1,440                 32,371
                                                                               168,908
                                                       Shares
                                                        Held                  Value
---------------------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
COMPUTER SOFTWARE (0.04%)
                                                                           $
 Phoenix Technologies /1/                                 1,344                  7,473
COMPUTERS-INTEGRATED SYSTEMS (0.82%)
 Brooktrout /1/                                             576                  2,822
 Catapult Communications /1/                                672                  8,696
 Kronos /1/                                                 960                 34,176
 Mercury Computer Systems /1/                             1,056                 31,840
 Micros Systems /1/                                         864                 17,937
 NYFIX /1/                                                1,536                  5,898
 Radiant Systems /1/                                      1,344                 14,542
 Radisys /1/                                                864                  5,780
 Systems & Computer Technology /1/                        1,632                 15,373
                                                                               137,064
COMPUTERS-MEMORY DEVICES (0.16%)
 Hutchison Technology /1/                                 1,248                 25,946
COMPUTERS-VOICE RECOGNITION (0.05%)
 Talx                                                       672                  9,005
CONSULTING SERVICES (0.32%)
 Maximus /1/                                              1,056                 21,521
 Watson Wyatt /1/                                         1,632                 32,232
                                                                                53,753
CONSUMER PRODUCTS-MISCELLANEOUS (0.92%)
 Fossil /1/                                               2,304                 45,181
 Russ Berrie                                              1,056                 34,246
 Scotts /1/                                               1,536                 73,114
                                                                               152,541
CRYSTAL & GIFTWARE (0.03%)
 Enesco Group /1/                                           672                  4,704
DATA PROCESSING & MANAGEMENT (1.33%)
 American Management Systems /1/                          2,112                 25,386
 eFunds /1/                                               2,304                 20,321
 Fair, Isaac                                              2,591                 99,676
 Filenet /1/                                              1,824                 19,791
 Global Payments /1/                                      1,824                 51,528
 Information Resources /1/                                1,440                  4,320
                                                                               221,022
DECISION SUPPORT SOFTWARE (0.06%)
 SPSS /1/                                                   864                  9,176
DENTAL SUPPLIES & EQUIPMENT (0.17%)
 Sybron Dental Specialties /1/                            1,920                 27,744
DIAGNOSTIC KITS (0.83%)
 Biosite Diagnostics /1/                                    768                 22,180
 Diagnostic Products                                      1,440                 59,400
 Idexx Laboratories /1/                                   1,632                 56,304
                                                                               137,884
DIALYSIS CENTERS (0.46%)
 Renal Care Group /1/                                     2,400                 75,960
DIRECT MARKETING (0.17%)
 Advo /1/                                                   960                 29,126
                                                       Shares
                                                        Held                  Value
---------------------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
DISPOSABLE MEDICAL PRODUCTS (0.16%)
                                                                           $
 ICU Medical /1/                                            672                 26,040
DISTRIBUTION-WHOLESALE (1.19%)
 Advanced Marketing Services                                960                 16,752
 Bell Microproducts /1/                                     960                  5,251
 Building Material Holding /1/                              672                  8,272
 Hughes Supply                                            1,152                 39,341
 Owens & Minor                                            1,728                 25,436
 SCP Pool /1/                                             1,152                 32,832
 United Stationers /1/                                    1,632                 48,520
 Watsco                                                   1,344                 21,504
                                                                               197,908
DIVERSIFIED MANUFACTURING OPERATIONS (1.42%)
 A.O. Smith                                               1,440                 31,622
 Acuity Brands                                            2,112                 25,323
 Barnes Group                                               960                 20,448
 Griffon /1/                                              1,632                 18,850
 Lydall                                                     768                  8,755
 Myers Industries                                         1,536                 18,893
 Roper Industries                                         1,536                 59,289
 SPS Technologies /1/                                       672                 16,330
 Standex International                                      576                 12,182
 Tredegar                                                 1,920                 24,768
                                                                               236,460
DIVERSIFIED OPERATIONS (0.15%)
 Triarc /1/                                               1,056                 25,344
DIVERSIFIED OPERATORS-COMMERCIAL SERVICE (0.16%)
 Chemed                                                     480                 16,920
 Volt Information Sciences /1/                              768                 10,253
                                                                                27,173
DRUG DELIVERY SYSTEMS (0.09%)
 Noven Pharmaceuticals /1/                                1,152                 14,757
E-COMMERCE-SERVICES (0.08%)
 Pegasus Solutions /1/                                    1,248                 13,603
ELECTRIC-INTEGRATED (1.06%)
 Avista                                                   2,400                 24,720
 Central Vermont Public Service                             576                 10,322
 CH Energy Group                                            864                 43,070
 El Paso Electric /1/                                     2,495                 27,270
 Green Mountain Power                                       288                  5,135
 Northwestern                                             1,834                 15,589
 UIL Holdings                                               768                 23,194
 Unisource Energy                                         1,632                 27,026
                                                                               176,326
ELECTRONIC COMPONENTS-MISCELLANEOUS (0.71%)
 Bel Fuse                                                   576                 10,938
 CTS                                                      1,632                  9,792
 DSP Group /1/                                            1,344                 19,220
 Methode Electronics                                      1,824                 16,762
 Planar Systems /1/                                         672                 12,345
 Rogers /1/                                                 768                 19,185
 Technitrol                                               2,016                 29,494
                                                                               117,736
                                                       Shares
                                                        Held                  Value
---------------------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
ELECTRONIC COMPONENTS-SEMICONDUCTOR (0.88%)
                                                                           $
 Actel /1/                                                1,248                 20,205
 Alliance Semiconductor /1/                               1,824                  7,606
 AstroPower /1/                                           1,056                  8,385
 ESS Technology /1/                                       2,208                 12,034
 Kopin /1/                                                3,455                 12,818
 Microsemi /1/                                            1,440                 10,699
 Pioneer Standard Electronics                             1,632                 11,424
 Skyworks Solutions /1/ /2/                               6,911                 49,068
 Supertex /1/                                               672                  8,944
 Three-Five Systems /1/                                   1,056                  6,019
                                                                               147,202
ELECTRONIC MEASUREMENT INSTRUMENTS (0.70%)
 Analogic                                                   672                 26,860
 Flir Systems /1/                                           864                 40,893
 Itron /1/                                                1,056                 22,905
 Keithley Instruments                                       768                  6,758
 Trimble Navigation /1/                                   1,440                 18,863
                                                                               116,279
ELECTRONICS-MILITARY (0.24%)
 EDO                                                        960                 16,080
 Engineered Support Systems                                 480                 23,486
                                                                                39,566
ENGINEERING-RESEARCH & DEVELOPMENT SERVICES (0.40%)
 EMCOR Group /1/                                            768                 37,332
 URS /1/                                                  1,536                 29,123
                                                                                66,455
ENGINES-INTERNAL COMBUSTION (0.24%)
 Briggs & Stratton                                        1,056                 40,603
ENTERPRISE SOFTWARE & SERVICE (0.38%)
 Concord Communications /1/                                 864                  6,316
 Hyperion Solutions /1/                                   1,632                 44,064
 JDA Software Group /1/                                   1,440                 12,600
                                                                                62,980
ENTERTAINMENT SOFTWARE (0.53%)
 Midway Games /1/                                         2,304                  9,354
 Take-Two Interactive Software /1/                        1,920                 49,498
 THQ /1/                                                  2,016                 29,151
                                                                                88,003
ENVIRONMENTAL CONSULTING & ENGINEERING (0.14%)
 Tetra Tech /1/                                           2,687                 23,861
FILTRATION & SEPARATION PRODUCTS (0.39%)
 Clarcor                                                  1,248                 38,576
 Cuno /1/                                                   865                 26,884
                                                                                65,460
FINANCE-INVESTMENT BANKER & BROKER (0.85%)
 Jefferies Group                                          1,344                 55,977
 Raymond James Financial                                  2,400                 75,120
 SWS Group                                                  864                 11,189
                                                                               142,286
FINANCE-LEASING COMPANY (0.15%)
 Financial Federal /1/                                      864                 24,209
                                                       Shares
                                                        Held                  Value
---------------------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
FINANCE-MORTGAGE LOAN/BANKER (0.16%)
                                                                           $
 New Century Financial                                    1,251                 26,396
FIREARMS & AMMUNITION (0.09%)
 Sturm Ruger                                              1,344                 14,771
FOOD-MISCELLANEOUS/DIVERSIFIED (1.18%)
 American Italian Pasta /1/                                 864                 29,765
 Corn Products International                              1,824                 53,753
 Hain Celestial Group /1/                                 1,728                 24,762
 International Multifoods /1/                               960                 18,672
 J & J Snack Foods /1/                                      480                 17,760
 Lance                                                    1,440                 16,805
 Ralcorp Holdings /1/                                     1,536                 34,729
                                                                               196,246
FOOD-RETAIL (0.07%)
 Great Atlantic & Pacific Tea /1/                         1,920                 10,925
FOOD-WHOLESALE & DISTRIBUTION (0.78%)
 Fleming                                                  2,687                 17,304
 Nash Finch                                                 576                  7,102
 Performance Food Group /1/                               2,208                 82,116
 United Natural Foods /1/                                   960                 23,328
                                                                               129,850
FOOTWEAR & RELATED APPAREL (0.30%)
 Stride Rite                                              2,112                 18,057
 Wolverine World Wide                                     2,016                 32,478
                                                                                50,535
FORESTRY (0.09%)
 Deltic Timber                                              576                 15,195
GARDEN PRODUCTS (0.22%)
 Toro                                                       576                 36,783
GAS-DISTRIBUTION (2.48%)
 Atmos Energy                                             2,112                 46,464
 Cascade Natural Gas                                        578                 11,150
 Energen                                                  1,728                 48,211
 Laclede Group                                              960                 22,656
 New Jersey Resources                                     1,344                 42,443
 Northwest Natural                                        1,248                 37,415
 NUI                                                        768                  9,554
 Piedmont Natural Gas                                     1,632                 58,360
 Southern Union /1/                                       2,783                 34,342
 Southwest Gas                                            1,632                 36,687
 Southwestern Energy /1/                                  1,248                 14,028
 UGI                                                      1,344                 52,134
                                                                               413,444
HEALTH CARE COST CONTAINMENT (0.28%)
 Hooper Holmes                                            3,263                 21,699
 Orthodontic Centers of America /1/                       2,591                 24,718
                                                                                46,417
HEALTHCARE-SERVICES (0.14%)
 Dianon Systems /1/                                         576                 23,040
HOME FURNISHINGS (0.83%)
 Bassett Furniture Industries                               576                  7,529
 Ethan Allen Interiors /2/                                1,920                 61,536
                                                       Shares
                                                        Held                  Value
---------------------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
HOME FURNISHINGS (CONTINUED)
                                                                           $
 La-Z-Boy                                                 2,879                 68,520
                                                                               137,585
HOSPITAL BEDS & EQUIPMENT (0.29%)
 Invacare                                                 1,536                 48,538
HOTELS & MOTELS (0.23%)
 Marcus                                                   1,440                 20,491
 Prime Hospitality /1/                                    2,208                 17,841
                                                                                38,332
HOUSEWARES (0.20%)
 Libbey                                                     768                 21,665
 National Presto Industries Inc.                            384                 11,136
                                                                                32,801
HUMAN RESOURCES (0.56%)
 Administaff /1/                                          1,464                  8,901
 CDI /1/                                                    960                 25,526
 Hall Kinion & Associates /1/                               576                  3,445
 Heidrick & Struggles /1/                                   864                 10,748
 Labor Ready /1/                                          2,112                 14,531
 On Assignment /1/                                        1,344                 11,425
 Spherion /1/                                             2,975                 18,118
                                                                                92,694
IDENTIFICATION SYSTEM-DEVELOPMENT (0.50%)
 Brady                                                    1,152                 38,004
 Checkpoint Systems /1/                                   1,632                 16,483
 Paxar /1/                                                2,016                 29,071
                                                                                83,558
INDUSTRIAL AUTOMATION & ROBOTS (0.44%)
 Brooks-PRI Automation /1/                                1,728                 26,421
 Cognex /1/                                               2,208                 41,864
 Gerber Scientific /1/                                    1,156                  4,450
                                                                                72,735
INSTRUMENTS-CONTROLS (0.48%)
 BEI Technologies                                           768                  8,440
 Photon Dynamics /1/                                        864                 18,542
 Watts Industries                                         1,344                 22,136
 Woodward Governor                                          576                 21,905
 X-Rite                                                   1,057                  8,371
                                                                                79,394
INSTRUMENTS-SCIENTIFIC (0.21%)
 Dionex /1/                                               1,056                 32,535
 Meade Instruments /1/                                      862                  2,862
                                                                                35,397
INSURANCE BROKERS (0.35%)
 Hilb, Rogal & Hamilton                                   1,440                 59,040
INTERNET APPLICATION SOFTWARE (0.11%)
 Netegrity /1/                                            1,728                  3,318
 Verity /1/                                               1,728                 15,586
                                                                                18,904
INTERNET CONNECTIVE SERVICES (0.04%)
 PC-Tel /1/                                               1,048                  7,126
                                                       Shares
                                                        Held                  Value
---------------------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
INTERNET SECURITY (0.02%)
                                                                           $
 Zixit                                                      864                  3,499
LASERS-SYSTEMS & COMPONENTS (0.56%)
 Coherent /1/                                             1,440                 25,445
 Cymer /1/                                                1,728                 43,407
 Electro Scientific Industries /1/                        1,344                 25,106
                                                                                93,958
LEISURE & RECREATION PRODUCTS (0.19%)
 K2 /1/                                                     864                  8,640
 WMS Industries /1/                                       1,632                 23,174
                                                                                31,814
LIFE & HEALTH INSURANCE (0.56%)
 Delphi Financial Group                                   1,056                 40,920
 Presidential Life                                        1,440                 17,712
 UICI /1/                                                 2,400                 34,992
                                                                                93,624
LINEN SUPPLY & RELATED ITEMS (0.27%)
 Angelica                                                   480                 11,208
 G & K Services                                           1,056                 33,920
                                                                                45,128
MACHINERY TOOLS & RELATED PRODUCTS (0.19%)
 Milacron                                                 1,728                  9,849
 Regal Beloit                                             1,248                 21,940
                                                                                31,789
MACHINERY-CONSTRUCTION & MINING (0.15%)
 Astec Industries /1/                                       960                  8,803
 JLG Industries                                           2,112                 16,791
                                                                                25,594
MACHINERY-ELECTRICAL (0.20%)
 Baldor Electric                                          1,728                 32,504
MACHINERY-FARM (0.08%)
 Lindsay Manufacturing                                      576                 13,864
MACHINERY-GENERAL INDUSTRY (0.82%)
 Applied Industrial Technologies                            960                 16,704
 Flow International /1/                                     768                  1,928
 Gardner Denver /1/                                         768                 11,497
 Idex                                                     1,632                 49,025
 Manitowoc                                                1,344                 31,705
 Robbins & Myers                                            672                 10,308
 Stewart & Stevenson Services                             1,445                 15,823
                                                                               136,990
MACHINERY-PRINT TRADE (0.57%)
 Zebra Technologies /1/                                   1,536                 94,495
MACHINERY-PUMPS (0.54%)
 Graco                                                    2,400                 65,640
 Thomas Industries                                          864                 24,875
                                                                                90,515
MEDICAL INFORMATION SYSTEM (0.63%)
 Cerner /1/                                               1,728                 61,534
 Dendrite International /1/                               2,016                 12,439
 NDCHealth                                                1,728                 30,499
                                                                               104,472
                                                       Shares
                                                        Held                  Value
---------------------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
MEDICAL INSTRUMENTS (0.95%)
                                                                           $
 Arthrocare /1/                                           1,056                 11,500
 Conmed /1/                                               1,440                 28,195
 Datascope                                                  768                 19,063
 SurModics /1/                                              864                 29,566
 Techne /1/                                               2,112                 69,696
                                                                               158,020
MEDICAL LABORATORY & TESTING SERVICE (0.08%)
 Impath /1/                                                 864                 13,868
MEDICAL PRODUCTS (1.22%)
 Cooper                                                     768                 40,704
 Haemonetics /1/                                          1,248                 26,470
 Inamed /1/                                               1,056                 28,153
 Mentor                                                   1,152                 43,661
 Osteotech /1/                                              864                  4,795
 PolyMedica /1/                                             576                 16,191
 Viasys Healthcare /1/                                    1,344                 21,612
 Vital Signs                                                672                 21,000
                                                                               202,586
MEDICAL-BIOMEDICAL/GENE (0.67%)
 Arqule /1/                                               1,056                  6,062
 Bio-Technology General /1/                               2,975                  9,431
 Cambrex                                                  1,344                 37,417
 Cryolife /1/                                               960                  3,715
 Enzo Biochem /1/                                         1,440                 20,966
 Regeneron Pharmaceutical /1/                             2,208                 33,407
                                                                               110,998
MEDICAL-DRUGS (1.54%)
 Cephalon /1/                                             2,783                139,818
 Medicis Pharmaceutical /1/ /2/                           1,373                 63,021
 Priority Healthcare /1/                                  2,208                 53,632
                                                                               256,471
MEDICAL-GENERIC DRUGS (0.15%)
 Alpharma                                                 2,591                 24,563
MEDICAL-HMO (1.36%)
 Amerigroup                                                 877                 25,617
 Coventry Health Care /1/                                 2,975                 99,543
 Mid Atlantic Medical Services /1/                        2,304                 83,866
 Sierra Health Services /1/                               1,440                 18,130
                                                                               227,156
MEDICAL-HOSPITALS (0.24%)
 Curative Health Services /1/                               576                  8,611
 Province Healthcare /1/                                  2,400                 31,320
                                                                                39,931
MEDICAL-OUTPATIENT & HOME MEDICAL CARE (0.18%)
 Amsurg /1/                                               1,056                 29,420
METAL PROCESSORS & FABRICATION (0.98%)
 Commercial Metals                                        1,440                 23,458
 Intermet                                                 1,248                  4,992
 Mueller Industries /1/                                   1,728                 46,224
 Quanex                                                     864                 30,707
 Timken                                                   2,975                 54,204
                                                       Shares
                                                        Held                  Value
---------------------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
METAL PROCESSORS & FABRICATION (CONTINUED)
                                                                           $
 Wolverine Tube /1/                                         576                  2,949
                                                                               162,534
METAL PRODUCTS-DISTRIBUTION (0.11%)
 A.M. Castle                                                770                  4,828
 Lawson Products                                            480                 13,775
                                                                                18,603
METAL-ALUMINUM (0.07%)
 Century Aluminum                                         1,056                  6,706
 Commonwealth Industries                                    768                  4,738
                                                                                11,444
METAL-IRON (0.06%)
 Cleveland-Cliffs                                           480                  9,696
MISCELLANEOUS INVESTING (1.35%)
 Capital Automotive                                       1,439                 35,256
 Colonial Properties Trust                                1,152                 38,085
 Essex Property Trust                                       864                 41,005
 Glenborough Realty Trust                                 1,344                 24,528
 Kilroy Realty                                            1,440                 30,989
 Shurgard Storage Centers                                 1,824                 55,085
                                                                               224,948
MISCELLANEOUS MANUFACTURERS (0.33%)
 A.T. Cross                                                 768                  4,700
 Aptargroup                                               1,824                 50,944
                                                                                55,644
NETWORKING PRODUCTS (0.87%)
 Adaptec /1/                                              5,375                 32,035
 Aeroflex /1/                                             2,975                 17,225
 Anixter International /1/                                1,920                 44,295
 Black Box /1/                                              960                 40,589
 Cable Design Technologies /1/                            2,208                 10,819
                                                                               144,963
NON-FERROUS METALS (0.09%)
 Brush Engineered Materials /1/                             870                  4,698
 RTI International Metals /1/                             1,056                 10,930
                                                                                15,628
NON-HAZARDOUS WASTE DISPOSAL (0.30%)
 Waste Connections /1/                                    1,344                 49,164
NON-HOTEL GAMBLING (0.23%)
 Argosy Gaming /1/ /2/                                    1,440                 28,814
 Pinnacle Entertainment /1/                               1,344                 10,013
                                                                                38,827
OFFICE AUTOMATION & EQUIPMENT (0.11%)
 Imagistics International /1/                               960                 17,866
OFFICE FURNISHINGS-ORIGINAL (0.06%)
 Interface                                                2,591                  9,594
OFFICE SUPPLIES & FORMS (0.46%)
 John H. Harland                                          1,440                 27,576
 New England Business Services                              672                 15,133
 Standard Register                                        1,440                 33,394
                                                                                76,103
                                                       Shares
                                                        Held                  Value
---------------------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
OIL & GAS DRILLING (0.12%)
                                                                           $
 Atwood Oceanics /1/                                        672                 20,026
OIL COMPANY-EXPLORATION & PRODUCTION (3.76%)
 Cabot Oil & Gas                                          1,632                 35,675
 Cimarex Energy                                           2,656                 42,230
 Evergreen Resources /1/                                    960                 39,485
 Newfield Exploration /1/                                 2,208                 77,258
 Nuevo Energy /1/                                           864                 11,750
 Patina Oil & Gas                                         1,344                 39,178
 Plains Resources /1/                                     1,152                 25,713
 Pogo Producing                                           3,071                110,709
 Prima Energy /1/                                           672                 15,631
 Remington Oil & Gas /1/                                  1,344                 20,698
 St. Mary Land & Exploration                              1,440                 36,490
 Stone Energy /1/                                         1,344                 43,223
 Swift Energy /1/                                         1,344                  9,677
 Tom Brown /1/                                            1,920                 45,888
 Unit /1/                                                 2,208                 42,614
 Vintage Petroleum                                        3,167                 30,403
                                                                               626,622
OIL FIELD MACHINERY & EQUIPMENT (0.55%)
 Carbo Ceramics                                             768                 24,499
 Dril-Quip /1/                                              864                 17,496
 Hydril /1/                                               1,128                 30,513
 Lone Star Technologies /1/                               1,440                 18,792
                                                                                91,300
OIL REFINING & MARKETING (0.27%)
 Frontier Oil                                             1,344                 20,173
 WD-40                                                      864                 24,797
                                                                                44,970
OIL-FIELD SERVICES (0.91%)
 CAL Dive International /1/                               1,824                 40,073
 Oceaneering International /1/                            1,248                 34,570
 Seacor Smit /1/                                          1,055                 43,361
 Tetra Technologies /1/                                     672                 14,011
 W-H Energy Services                                      1,139                 18,930
                                                                               150,945
OPTICAL SUPPLIES (0.18%)
 Advanced Medical Optics /1/                              1,440                 13,968
 Sola International /1/                                   1,248                 15,588
                                                                                29,556
PAPER & RELATED PRODUCTS (0.53%)
 Buckeye Technologies /1/                                 1,833                 11,438
 Caraustar Industries                                     1,440                 13,018
 Chesapeake                                                 768                 11,750
 Pope & Talbot                                              768                  9,047
 Rock-Tenn                                                1,728                 24,451
 Schweitzer-Mauduit International                           768                 19,039
                                                                                88,743
PHARMACY SERVICES (0.70%)
 Accredo Health /1/                                       1,536                 71,086
 Syncor International /1/                                 1,248                 44,716
                                                                               115,802
                                                       Shares
                                                        Held                  Value
---------------------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
PHOTO EQUIPMENT & SUPPLIES (0.04%)
                                                                           $
 Concord Camera /1/                                       1,344                  7,352
PHYSICAL THERAPY & REHABILITATION CENTERS (0.11%)
 RehabCare Group /1/                                        864                 18,170
PHYSICIAN PRACTICE MANAGEMENT (0.66%)
 Ameripath /1/                                            1,536                 23,009
 Pediatrix Medical Group /1/                              1,248                 49,920
 US Oncology /1/                                          4,607                 36,902
                                                                               109,831
POWER CONVERTER & SUPPLY EQUIPMENT (0.39%)
 Advanced Energy Industries /1/                           1,632                 19,763
 Artesyn Technologies /1/                                 1,920                  3,418
 C&D Technologies                                         1,344                 21,437
 Magnetek /1/                                             1,152                  5,506
 Vicor /1/                                                2,112                 14,045
                                                                                64,169
PRECIOUS METALS (0.11%)
 Stillwater Mining /1/                                    2,208                 17,642
PRINTING-COMMERCIAL (0.17%)
 Bowne                                                    1,632                 16,320
 Consolidated Graphics /1/                                  672                 11,390
                                                                                27,710
PROPERTY & CASUALTY INSURANCE (1.59%)
 First American                                           3,551                 72,618
 Fremont General                                          3,743                 18,528
 LandAmerica Financial Group                                960                 34,080
 Philadelphia Consolidated Holding /1/                    1,056                 35,397
 RLI                                                        960                 26,880
 SCPIE Holdings                                             487                  1,948
 Selective Insurance Group                                1,344                 30,106
 Stewart Information Services /1/                           864                 17,928
 Zenith National Insurance                                  960                 26,880
                                                                               264,365
PUBLISHING-BOOKS (0.13%)
 Information Holdings /1/                                 1,056                 15,946
 Thomas Nelson /1/                                          672                  5,376
                                                                                21,322
RECREATIONAL CENTERS (0.07%)
 Bally Total Fitness Holding /1/                          1,632                 11,098
RECREATIONAL VEHICLES (0.82%)
 Arctic Cat                                               1,152                 16,278
 Polaris Industries                                       1,152                 72,564
 Thor Industries                                          1,440                 48,168
                                                                               137,010
RECYCLING (0.03%)
 Imco Recycling /1/                                         768                  4,262
REINSURANCE (0.03%)
 Trenwick Group                                           1,824                  5,253
RENTAL-AUTO & EQUIPMENT (0.14%)
 Aaron Rents                                              1,056                 22,757
                                                       Shares
                                                        Held                  Value
---------------------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
RESEARCH & DEVELOPMENT (0.55%)
                                                                           $
 Parexel International /1/                                1,248                 14,990
 Pharmaceutical Product Development /1/                   2,783                 76,254
                                                                                91,244
RESPIRATORY PRODUCTS (0.64%)
 Resmed /1/                                               1,632                 55,113
 Respironics /1/                                          1,632                 52,126
                                                                               107,239
RETAIL-APPAREL & SHOE (2.92%)
 AnnTaylor Stores /1/                                     2,208                 51,733
 Brown Shoe                                                 864                 16,718
 Burlington Coat Factory Warehouse                        2,208                 43,233
 Cato                                                     1,248                 22,901
 Chico's FAS /1/                                          4,223                 81,504
 Childrens Place /1/                                      1,344                 11,827
 Christopher & Banks /1/                                  1,248                 33,322
 Dress Barn /1/                                           1,429                 22,435
 Footstar /1/                                             1,052                  7,638
 Genesco /1/                                              1,056                 16,854
 Goody's Family Clothing /1/                              1,632                  7,246
 Hot Topic /1/                                            1,536                 29,952
 Men's Wearhouse /1/                                      2,112                 28,977
 Pacific Sunwear of California /1/                        1,632                 38,140
 Stein Mart /1/                                           2,112                 12,334
 Too /1/                                                  1,728                 43,718
 Wet Seal /1/                                             1,536                 17,879
                                                                               486,411
RETAIL-AUTO PARTS (0.69%)
 O'Reilly Automotive /1/                                  2,687                 73,274
 PEP Boys-Manny Moe & Jack                                2,591                 30,056
 TBC /1/                                                  1,056                 12,239
                                                                               115,569
RETAIL-AUTOMOBILE (0.15%)
 Group 1 Automotive /1/                                   1,152                 24,353
RETAIL-BEDDING (0.31%)
 Linens 'N Things /1/                                     2,208                 51,910
RETAIL-COMPUTER EQUIPMENT (0.11%)
 Insight Enterprises /1/                                  2,304                 17,603
RETAIL-CONSUMER ELECTRONICS (0.06%)
 Ultimate Electronics /1/                                   768                 10,007
RETAIL-CONVENIENCE STORE (0.18%)
 Casey's General Stores                                   2,495                 29,216
RETAIL-DISCOUNT (0.31%)
 Fred's                                                   1,248                 34,059
 ShopKo Stores                                            1,440                 18,245
                                                                                52,304
RETAIL-DRUG STORE (0.13%)
 Duane Reade /1/                                          1,152                 22,164
RETAIL-FABRIC STORE (0.23%)
 Hancock Fabrics                                            960                 15,264
 Jo-Ann Stores /1/                                          960                 23,376
                                                                                38,640
                                                       Shares
                                                        Held                  Value
---------------------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
RETAIL-HAIR SALONS (0.39%)
                                                                           $
 Regis                                                    2,208                 64,518
RETAIL-HOME FURNISHINGS (0.26%)
 Cost Plus /1/                                            1,056                 30,520
 Haverty Furniture                                        1,056                 13,559
                                                                                44,079
RETAIL-JEWELRY (0.30%)
 Zale /1/                                                 1,728                 50,458
RETAIL-MAIL ORDER (0.12%)
 J. Jill Group /1/                                          960                 20,698
RETAIL-OFFICE SUPPLIES (0.14%)
 School Specialty /1/                                       960                 23,213
RETAIL-PAWN SHOPS (0.07%)
 Cash America International                               1,248                 11,170
RETAIL-RESTAURANTS (3.04%)
 Applebees International                                  2,783                 66,208
 CEC Entertainment /1/                                    1,344                 37,363
 IHOP /1/                                                 1,056                 24,172
 Jack in the Box /1/                                      1,920                 41,645
 Landry's Seafood Restaurant                              1,440                 32,774
 Lone Star Steakhouse & Saloon                            1,056                 22,007
 Luby's                                                   1,152                  5,990
 O'Charley's /1/                                            960                 18,912
 P.F. Chang's China Bistro /1/                            1,248                 43,056
 Panera Bread /1/                                         1,440                 46,800
 Rare Hospitality International /1/                       1,056                 28,174
 Ruby Tuesday /2/                                         3,167                 55,264
 Ryan's Family Steak Houses /1/                           2,208                 22,654
 Sonic /1/                                                2,016                 46,912
 Steak N Shake                                            1,344                 14,771
                                                                               506,702
RETIREMENT & AGED CARE (0.14%)
 Sunrise Assisted Living /1/                              1,152                 23,962
SAVINGS & LOANS-THRIFTS (2.49%)
 American Financial Holdings                              1,056                 31,765
 Anchor Bancorp Wisconsin                                 1,248                 25,859
 Commercial Federal                                       2,304                 53,568
 Dime Community Bancshares                                1,344                 28,224
 Downey Financial                                         1,440                 55,728
 Firstfed Financial                                         864                 23,414
 MAF Bancorp                                              1,152                 37,429
 Seacoast Financial Services                              1,152                 25,021
 Staten Island Bancorp                                    2,975                 54,978
 Washington Federal                                       3,167                 78,098
                                                                               414,084
SCHOOLS (0.78%)
 Corinthian Colleges /1/                                  2,112                 80,045
 ITT Educational Services /1/                             2,304                 50,342
                                                                               130,387
SECURITY SERVICES (0.22%)
 Kroll /1/                                                1,903                 37,070
                                                       Shares
                                                        Held                  Value
---------------------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
SEISMIC DATA COLLECTION (0.15%)
                                                                           $
 Input/Output /1/                                         2,591                 11,271
 Veritas DGC /1/                                          1,536                 13,517
                                                                                24,788
SEMICONDUCTOR COMPONENT-INTEGRATED CIRCUITS (0.46%)
 Exar /1/                                                 2,016                 25,402
 Pericom Semiconductor /1/                                1,248                 10,731
 Power Integrations /1/                                   1,440                 25,402
 Standard Microsystems /1/                                  768                 14,722
                                                                                76,257
SEMICONDUCTOR EQUIPMENT (1.28%)
 ATMI /1/                                                 1,536                 28,247
 Axcelis Technologies /1/                                 4,895                 26,335
 Cohu                                                     1,056                 16,664
 Dupont Photomasks /1/                                      864                 18,049
 Helix Technology                                         1,344                 13,749
 Kulicke & Soffa Industries                               2,495                  9,356
 Photronics /1/                                           1,632                 19,813
 Rudolph Technologies /1/                                   768                 13,117
 Ultratech Stepper /1/                                    1,152                 10,138
 Varian Semiconductor Equipment   Associates
  /1/                                                     1,728                 41,161
 Veeco Instruments /1/                                    1,440                 17,251
                                                                               213,880
STEEL PIPE & TUBE (0.52%)
 Maverick Tube /1/                                        2,016                 25,704
 Shaw Group /1/                                           2,112                 31,596
 Valmont Industries                                       1,152                 29,030
                                                                                86,330
STEEL-PRODUCERS (0.51%)
 Reliance Steel & Aluminum                                1,632                 34,191
 Ryerson Tull                                             1,248                  8,736
 Steel Dynamics /1/                                       2,400                 31,272
 Steel Technologies                                         480                 10,478
                                                                                84,677
STEEL-SPECIALTY (0.05%)
 Material Sciences /1/                                      771                  8,450
STORAGE & WAREHOUSING (0.06%)
 Mobile Mini /1/                                            672                  9,744
SUPERCONDUCTOR PRODUCTION & SYSTEMS (0.10%)
 Intermagnetics General /1/                                 866                 16,523
TELECOMMUNICATION EQUIPMENT (0.12%)
 Aware /1/                                                1,152                  2,880
 Network Equipment Technologies /1/                       1,157                  4,050
 Symmetricom /1/                                          2,036                  6,291
 Tollgrade Communications /1/                               672                  7,103
                                                                                20,324
TELECOMMUNICATION EQUIPMENT-FIBER OPTICS (0.08%)
 C-COR.net /1/                                            1,824                  7,566
 Harmonic /1/                                             2,975                  5,325
                                                                                12,891
TELECOMMUNICATION SERVICES (0.03%)
 Metro One Telecommunications /1/                         1,248                  5,602
                                                       Shares
                                                        Held                  Value
---------------------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
TELEPHONE-INTEGRATED (0.08%)
                                                                           $
 General Communication /1/                                2,783                 12,913
THERAPEUTICS (0.10%)
 MGI Pharmaceuticals /1/                                  1,248                  9,372
 Theragenics /1/                                          1,536                  6,636
                                                                                16,008
TOBACCO (0.08%)
 DIMON                                                    2,208                 13,557
TOYS (0.10%)
 Jakks Pacific /1/                                        1,228                 16,259
TRANSPORT-MARINE (0.18%)
 Kirby                                                    1,248                 29,465
TRANSPORT-RAIL (0.25%)
 Kansas City Southern Industries /1/                      2,975                 41,650
TRANSPORT-SERVICES (0.15%)
 Offshore Logistics /1/                                   1,152                 24,733
TRANSPORT-TRUCK (2.19%)
 Arkansas Best /1/                                        1,248                 37,378
 Forward Air /1/                                          1,056                 18,301
 Heartland Express /1/                                    2,495                 48,977
 Knight Transportation /1/                                1,788                 35,295
 Landstar System /1/                                        768                 37,432
 Roadway Express                                            960                 38,467
 SCS Transportation                                         720                  6,552
 USFreightways                                            1,344                 37,766
 Werner Enterprises                                       3,167                 64,765
 Yellow                                                   1,440                 39,874
                                                                               364,807
VITAMINS & NUTRITION PRODUCTS (0.37%)
 Natures Sunshine Products                                  768                  8,686
 NBTY /1/                                                 3,359                 52,233
                                                                                60,919
WATER (0.57%)
 American States Water                                      768                 20,582
 Philadelphia Suburban                                    3,455                 74,248
                                                                                94,830
WATER TREATMENT SYSTEMS (0.12%)
 Ionics /1/                                                 864                 19,639
WIRE & CABLE PRODUCTS (0.10%)
 Belden                                                   1,248                 17,285
WIRELESS EQUIPMENT (0.18%)
 Allen Telecom /1/                                        1,536                  9,492
 Audiovox /1/                                             1,152                  9,181
 Viasat /1/                                               1,344                 10,864
                                                                                29,537
X-RAY EQUIPMENT (0.07%)
 Hologic /1/                                                960                 11,874
                                           TOTAL COMMON STOCKS              16,011,245

                                                     Principal
                                                       Amount                 Value
---------------------------------------------------------------------------------------------
COMMERCIAL PAPER (3.64%)
FINANCE-MORTGAGE LOAN/BANKER (3.64%)
 Investment in Joint Trading Account; Federal
  Home Loan Bank System
                                                     $                     $
  1.72%; 11/01/02                                       605,221                605,221
                                        TOTAL COMMERCIAL PAPER                 605,221
                                                                           -----------

                          TOTAL PORTFOLIO INVESTMENTS (99.82%)              16,616,466
CASH AND RECEIVABLES, NET OF LIABILITIES (0.18%)                                29,990
                                    TOTAL NET ASSETS (100.00%)             $16,646,456
                                                                           -------------



                             SCHEDULE OF INVESTMENTS
                          SMALLCAP S&P 600 INDEX FUND

                                OCTOBER 31, 2002


                                                         Unrealized
   Contract                   Opening       Current     Gain (Loss)
     Type       Commitment  Market Value  Market Value
--------------------------------------------------------------------
FUTURES CONTRACTS
3 Russell 2000    Buy         $549,000      $560,400       $11,400
December, 2002
Futures


/1 /Non-income producing security.
/2 /Security or a portion of the security was pledged to cover margin requirements for futures contracts.

See accompanying notes.

                            SCHEDULE OF INVESTMENTS
                              SMALLCAP VALUE FUND

                                OCTOBER 31, 2002

                                                       Shares
                                                        Held                  Value
---------------------------------------------------------------------------------------------
COMMON STOCKS (94.63%)
ADVERTISING SERVICES (0.54%)
                                                                           $
 R.H. Donnelley /1/                                       4,120                 99,663
AEROSPACE & DEFENSE (0.50%)
 Esterline Technologies /1/                               5,120                 92,928
AEROSPACE & DEFENSE EQUIPMENT (1.64%)
 BE Aerospace /1/                                        15,290                 46,787
 DRS Technologies /1/                                     3,230                107,042
 Moog /1/                                                 5,640                149,855
                                                                               303,684
AGRICULTURAL CHEMICALS (0.46%)
 Agrium                                                   8,700                 85,608
AGRICULTURAL OPERATIONS (0.79%)
 Delta & Pine Land                                        7,620                146,075
APPAREL MANUFACTURERS (1.15%)
 Phillips-Van Heusen                                      7,670                103,698
 Quiksilver /1/                                           4,590                110,206
                                                                               213,904
APPLICATIONS SOFTWARE (0.40%)
 Citrix Systems /1/                                       9,800                 73,990
AUTO-MEDIUM & HEAVY DUTY TRUCKS (0.66%)
 Oshkosh Truck                                            2,140                121,873
AUTO/TRUCK PARTS & EQUIPMENT-ORIGINAL (1.30%)
 American Axle & Manufacturing       Holdings
  /1/                                                     5,070                120,159
 Tower Automotive /1/                                    22,960                121,688
                                                                               241,847
AUTO/TRUCK PARTS & EQUIPMENT-REPLACEMENT (0.46%)
 Aftermarket Technology /1/                               7,740                 86,146
BUILDING & CONSTRUCTION PRODUCTS-MISCELLANEOUS (0.43%)
 ElkCorp                                                  5,080                 80,061
BUILDING PRODUCTS-AIR & HEATING (0.45%)
 Lennox International                                     6,460                 83,592
BUILDING PRODUCTS-WOOD (0.52%)
 Universal Forest Products                                5,353                 95,658
BUILDING-HEAVY CONSTRUCTION (1.27%)
 Chicago Bridge & Iron                                    6,020                163,142
 Granite Construction                                     4,500                 72,090
                                                                               235,232
BUILDING-RESIDENTIAL & COMMERCIAL (0.86%)
 Dominion Homes /1/                                       4,170                 64,426
 Ryland Group                                             2,290                 95,264
                                                                               159,690
CASINO HOTELS (0.83%)
 Ameristar Casinos /1/                                    5,260                 68,375
 Aztar /1/                                                6,340                 85,653
                                                                               154,028
CHEMICALS-DIVERSIFIED (1.07%)
 Georgia Gulf                                             4,330                 94,177
                                                       Shares
                                                        Held                  Value
---------------------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
CHEMICALS-DIVERSIFIED (CONTINUED)
                                                                           $
 Hercules /1/                                            10,960                105,216
                                                                               199,393
CHEMICALS-SPECIALTY (0.51%)
 Albemarle                                                3,340                 93,921
CIRCUIT BOARDS (0.46%)
 Benchmark Electronics /1/                                3,870                 86,146
COAL (0.80%)
 Arch Coal                                                8,530                148,081
COATINGS & PAINT (0.76%)
 RPM                                                      9,340                140,660
COLLECTIBLES (0.65%)
 Action Performance /1/                                   5,850                120,744
COMMERCIAL BANKS (4.30%)
 First Midwest Bancorp                                    2,655                 73,783
 Gold Banc                                               14,500                142,680
 Greater Bay Bancorp                                      8,460                128,930
 Independent Bank                                           875                 19,075
 Local Financial /1/                                      8,050                114,954
 Old National Bancorp                                     4,680                111,384
 Sky Financial Group                                      6,220                119,548
 South Financial Group                                    4,040                 87,466
                                                                               797,820
COMMERCIAL SERVICES (0.74%)
 Central Parking                                          5,890                136,825
COMPUTER DATA SECURITY (0.20%)
 Netscreen Technologies /1/                               2,850                 37,535
COMPUTERS-PERIPHERAL EQUIPMENT (0.11%)
 Electronics for Imaging /1/                              1,141                 20,789
CONSULTING SERVICES (0.51%)
 Right Management Consultants /1/                         7,170                 94,501
CONSUMER PRODUCTS-MISCELLANEOUS (0.48%)
 Scotts /1/                                               1,890                 89,964
CONTAINERS-METAL & GLASS (0.53%)
 Owens-Illinois /1/                                       8,200                 98,318
DECISION SUPPORT SOFTWARE (1.93%)
 Cognos                                                   6,740                133,587
 NetIQ /1/                                                5,550                 78,310
 Precise Software Solutions /1/                          12,690                147,204
                                                                               359,101
DIAGNOSTIC KITS (0.72%)
 Idexx Laboratories /1/                                   3,880                133,860
DISTRIBUTION-WHOLESALE (0.42%)
 Aviall /1/                                               8,310                 77,532
DIVERSIFIED MANUFACTURING OPERATIONS (1.03%)
 A.O. Smith                                               5,360                117,706
 Harsco                                                   2,880                 73,872
                                                                               191,578
                                                       Shares
                                                        Held                  Value
---------------------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
DIVERSIFIED OPERATIONS (0.62%)
                                                                           $
 Walter Industries                                       10,528                115,282
ELECTRIC-INTEGRATED (1.44%)
 Black Hills                                              3,690                 97,231
 CH Energy Group                                          3,420                170,487
                                                                               267,718
ELECTRONIC COMPONENTS-MISCELLANEOUS (0.48%)
 OSI Systems /1/                                          5,520                 88,265
ELECTRONIC COMPONENTS-SEMICONDUCTOR (0.66%)
 Applied Micro Circuits /1/                              13,270                 52,018
 Omnivision Technologies /1/                              6,300                 71,316
                                                                               123,334
ENGINEERING-RESEARCH & DEVELOPMENT SERVICES (1.18%)
 EMCOR Group /1/                                          2,120                103,053
 URS /1/                                                  6,070                115,087
                                                                               218,140
ENGINES-INTERNAL COMBUSTION (0.66%)
 Briggs & Stratton                                        3,210                123,425
ENTERTAINMENT SOFTWARE (0.51%)
 Activision /1/                                           4,630                 94,915
FINANCE-INVESTMENT BANKER & BROKER (0.79%)
 Jefferies Group                                          3,530                147,024
FOOD-CONFECTIONERY (0.49%)
 J.M. Smucker                                             2,510                 91,891
FOOD-MISCELLANEOUS/DIVERSIFIED (1.44%)
 American Italian Pasta /1/                               2,090                 72,001
 J & J Snack Foods /1/                                    2,750                101,750
 Ralcorp Holdings /1/                                     4,110                 92,927
                                                                               266,678
GARDEN PRODUCTS (0.76%)
 Toro                                                     2,201                140,556
GAS-DISTRIBUTION (3.44%)
 AGL Resources                                            6,840                160,740
 New Jersey Resources                                     5,165                163,111
 Oneok                                                    4,890                 92,617
 Peoples Energy                                           3,050                110,867
 Southern Union /1/                                       8,960                110,566
                                                                               637,901
HOME FURNISHINGS (0.16%)
 Bassett Furniture Industries                             2,238                 29,251
IDENTIFICATION SYSTEM-DEVELOPMENT (0.43%)
 Paxar /1/                                                5,522                 79,627
INDUSTRIAL GASES (0.95%)
 Airgas /1/                                              11,560                176,406
INSTRUMENTS-CONTROLS (1.06%)
 Photon Dynamics /1/                                      4,720                101,291
 Watts Industries                                         5,840                 96,185
                                                                               197,476
                                                       Shares
                                                        Held                  Value
---------------------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
INTERNET FINANCIAL SERVICES (0.77%)
                                                                           $
 IndyMac Bancorp /1/                                      7,690                143,342
INTERNET SECURITY (0.52%)
 Internet Security Systems /1/                            5,200                 95,992
INVESTMENT COMPANIES (0.61%)
 American Capital Strategies                              5,790                113,831
LIFE & HEALTH INSURANCE (0.83%)
 Scottish Annuity & Life Holdings                         2,920                 51,655
 Stancorp Financial Group                                 1,880                101,520
                                                                               153,175
LOTTERY SERVICES (0.65%)
 Gtech Holdings /1/                                       4,650                120,900
MACHINERY-CONSTRUCTION & MINING (0.33%)
 Terex /1/                                                5,230                 60,982
MACHINERY-GENERAL INDUSTRY (1.24%)
 Albany International                                    10,840                229,700
MACHINERY-MATERIAL HANDLING (0.35%)
 Nacco Industries                                         1,520                 65,664
MEDICAL-BIOMEDICAL/GENE (0.40%)
 Enzon /1/                                                3,790                 73,526
MEDICAL-DRUGS (0.96%)
 OSI Pharmaceuticals /1/                                  4,550                 78,806
 Salix Pharmaceuticals /1/                               12,100                 99,220
                                                                               178,026
MEDICAL-HOSPITALS (0.66%)
 Curative Health Services /1/                             8,160                121,992
MEDICAL-OUTPATIENT & HOME MEDICAL CARE (0.66%)
 Select Medical /1/                                       9,470                122,542
METAL PROCESSORS & FABRICATION (1.88%)
 Quanex                                                   4,060                144,292
 Worthington Industries                                  10,840                204,226
                                                                               348,518
METAL-DIVERSIFIED (0.44%)
 Hecla Mining /1/                                        22,740                 82,319
MISCELLANEOUS INVESTING (9.89%)
 Capital Automotive                                       4,160                101,920
 CBL & Associates Properties                              4,490                165,950
 Chelsea Property Group                                   3,870                125,969
 Developers Diversified Realty                            5,700                121,980
 Essex Property Trust                                     1,820                 86,377
 Home Properties of New York                              2,730                 86,541
 Hospitality Properties Trust                             2,220                 72,638
 IMPAC Mortgage Holdings                                 11,910                129,581
 Keystone Property Trust                                  5,060                 83,844
 Macerich                                                 3,570                101,567
 Manufactured Home Communities                            3,480                 99,354
 Pan Pacific Retail Properties                            4,520                151,420
 Prentiss Properties Trust                                3,680                 99,176
 PS Business Parks                                        3,970                125,809
 Regency Centers                                          3,890                121,601
                                                       Shares
                                                        Held                  Value
---------------------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
MISCELLANEOUS INVESTING (CONTINUED)
                                                                           $
 SL Green Realty                                          3,110                 90,750
 United Dominion Realty Trust                             4,960                 71,573
                                                                             1,836,050
NETWORKING PRODUCTS (1.00%)
 Anixter International /1/                                3,150                 72,670
 Black Box /1/                                            2,660                112,465
                                                                               185,135
NON-FERROUS METALS (0.61%)
 RTI International Metals /1/                            10,900                112,815
NON-HAZARDOUS WASTE DISPOSAL (0.77%)
 Allied Waste Industries /1/                             17,500                142,625
OFFICE AUTOMATION & EQUIPMENT (0.59%)
 Global Imaging Systems /1/                               5,990                110,156
OIL COMPANY-EXPLORATION & PRODUCTION (2.25%)
 Denbury Resources /1/                                    8,890                103,569
 Encore Acquisition /1/                                   6,520                106,732
 Evergreen Resources /1/                                  3,110                127,914
 Houston Exploration /1/                                  2,580                 79,232
                                                                               417,447
OIL FIELD MACHINERY & EQUIPMENT (0.31%)
 Universal Compression Holdings /1/                       3,000                 58,200
OIL-FIELD SERVICES (1.82%)
 Hanover Compressor /1/                                   5,000                 52,450
 Key Energy Services /1/                                 11,340                101,266
 Seacor Smit /1/                                          2,280                 93,708
 Willbros Group /1/                                      12,150                 90,032
                                                                               337,456
PAPER & RELATED PRODUCTS (2.23%)
 Louisiana-Pacific                                       14,400                 97,056
 Pope & Talbot                                           11,430                134,646
 Schweitzer-Mauduit International                         7,342                182,008
                                                                               413,710
PRINTING-COMMERCIAL (0.35%)
 Banta                                                    2,110                 64,988
PROPERTY & CASUALTY INSURANCE (1.84%)
 Arch Capital Group /1/                                   4,870                136,409
 Selective Insurance Group                                4,060                 90,944
 W.R. Berkley                                             3,070                114,050
                                                                               341,403
REINSURANCE (0.74%)
 Platinum Underwriters Holdings /1/                       5,455                136,921
RESPIRATORY PRODUCTS (0.50%)
 Respironics /1/                                          2,920                 93,265
RETAIL-APPAREL & SHOE (1.95%)
 Brown Shoe                                               7,590                146,866
 Charlotte Russe Holding /1/                              6,200                 76,570
 Shoe Carnival                                            4,790                 62,174
 Urban Outfitters /1/                                     3,180                 76,384
                                                                               361,994
                                                       Shares
                                                        Held                  Value
---------------------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
RETAIL-AUTO PARTS (0.88%)
                                                                           $
 CSK Auto /1/                                             7,500                 93,000
 PEP Boys-Manny Moe & Jack                                5,990                 69,484
                                                                               162,484
RETAIL-AUTOMOBILE (0.47%)
 Sonic Automotive /1/                                     5,570                 87,728
RETAIL-DISCOUNT (0.85%)
 ShopKo Stores                                            5,260                 66,644
 Tuesday Morning /1/                                      4,340                 90,750
                                                                               157,394
RETAIL-DRUG STORE (0.59%)
 Duane Reade /1/                                          5,730                110,245
RETAIL-HOME FURNISHINGS (0.44%)
 Haverty Furniture                                        6,325                 81,213
RETAIL-MAIL ORDER (0.39%)
 J. Jill Group /1/                                        3,400                 73,304
RETAIL-RESTAURANTS (1.88%)
 CBRL Group                                               5,090                119,259
 Rare Hospitality International /1/                       5,470                145,939
 Red Robin Gourmet Burgers /1/                            9,030                 83,708
                                                                               348,906
RETAIL-SPORTING GOODS (0.44%)
 Sports Authority /1/                                    13,840                 82,210
RETAIL-VIDEO RENTAL (0.70%)
 Movie Gallery /1/                                        7,143                129,931
SAVINGS & LOANS-THRIFTS (3.01%)
 Dime Community Bancshares                                4,950                103,950
 Flagstar Bancorp.                                        6,052                116,501
 Independence Community Bank                              5,370                137,848
 Pennfed Financial Services                               4,470                117,114
 Webster Financial                                        2,560                 82,969
                                                                               558,382
SCHOOLS (0.78%)
 Sylvan Learning Systems /1/                              9,540                145,676
SEMICONDUCTOR COMPONENT-INTEGRATED CIRCUITS (0.13%)
 O2Micro International /1/                                2,916                 25,016
SEMICONDUCTOR EQUIPMENT (0.46%)
 Photronics /1/                                           7,040                 85,466
STEEL-PRODUCERS (1.08%)
 Reliance Steel & Aluminum                                4,090                 85,686
 Steel Dynamics /1/                                       8,810                114,794
                                                                               200,480
STEEL-SPECIALTY (0.67%)
 Gibraltar Steel                                          6,080                124,822
THERAPEUTICS (0.88%)
 CV Therapeutics /1/                                      3,450                 82,800
 Guilford Pharmaceuticals /1/                            15,900                 79,818
                                                                               162,618
                                                       Shares
                                                        Held                  Value
---------------------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
TOBACCO (0.61%)
                                                                           $
 Universal                                                3,190                112,352
TRANSPORT-RAIL (0.81%)
 Genesee & Wyoming /1/                                    3,560                 77,964
 Kansas City Southern Industries /1/                      5,160                 72,240
                                                                               150,204
TRANSPORT-TRUCK (1.41%)
 Covenant Transport /1/                                   6,300                108,171
 SCS Transportation                                       2,390                 21,749
 Yellow                                                   4,780                132,358
                                                                               262,278
TRAVEL SERVICES (0.45%)
 Navigant International                                   7,320                 83,668
                                           TOTAL COMMON STOCKS              17,565,687

                                                     Principal
                                                       Amount                 Value
---------------------------------------------------------------------------------------------
COMMERCIAL PAPER (3.94%)
FINANCE-MORTGAGE LOAN/BANKER (3.94%)
 Investment in Joint Trading Account; Federal
  Home Loan Bank System
                                                     $                     $
  1.72%; 11/01/02                                       730,947                730,947
                                        TOTAL COMMERCIAL PAPER                 730,947
                                                                           -----------

                          TOTAL PORTFOLIO INVESTMENTS (98.57%)              18,296,634
CASH AND RECEIVABLES, NET OF LIABILITIES (1.43%)                               265,557
                                    TOTAL NET ASSETS (100.00%)             $18,562,191
                                                                           -------------



 /1 /Non-income producing security.

See accompanying notes.

                            SCHEDULE OF INVESTMENTS
                                TECHNOLOGY FUND

                                OCTOBER 31, 2002


                                                 Shares
                                                  Held               Value
------------------------------------------------------------------------------------
COMMON STOCKS (96.28%)
APPLICATIONS SOFTWARE (20.05%)
                                                                   $
 Infosys Technologies                             4,529               324,050
 Microsoft /1/                                   27,589             1,475,184
                                                                    1,799,234
COMPUTER SERVICES (1.98%)
 Electronic Data Systems                         11,767               177,211
COMPUTERS (20.64%)
 Apple Computer /1/                              20,650               331,845
 Dell Computer /1/                               12,186               348,641
 Hewlett-Packard                                 23,357               369,041
 International Business Machines                 10,174               803,136
                                                                    1,852,663
COMPUTERS-INTEGRATED SYSTEMS (3.69%)
 Fujitsu                                         28,000                90,736
 Meitec                                           7,300               162,970
 OBIC                                               500                77,504
                                                                      331,210
COMPUTERS-MEMORY DEVICES (7.83%)
 EMC /1/                                         36,234               185,156
 TDK                                              3,900               153,122
 Veritas Software /1/                            23,899               364,460
                                                                      702,738
CONSULTING SERVICES (1.45%)
 BearingPoint                                    16,696               130,229
ELECTRONIC COMPONENTS-MISCELLANEOUS (6.98%)
 Koninklijke Philips Electronics                 16,451               294,875
 Samsung Electronics                              2,325               331,893
                                                                      626,768
ELECTRONIC COMPONENTS-SEMICONDUCTOR (10.28%)
 Intel                                           20,417               353,214
 STMicroelectronics                               9,014               178,978
 Texas Instruments                               24,589               389,981
                                                                      922,173
ENTERTAINMENT SOFTWARE (3.07%)
 Electronic Arts /1/                              4,228               275,327
NETWORKING PRODUCTS (4.72%)
 Cisco Systems /1/                               37,893               423,644
SEMICONDUCTOR COMPONENT-INTEGRATED CIRCUITS (4.04%)
 Maxim Integrated Products /1/                    7,478               238,100
 Taiwan Semiconductor Manufacturing /1/          93,000               124,428
                                                                      362,528
SEMICONDUCTOR EQUIPMENT (2.09%)
 ASM Lithography Holding /1/                     14,434               126,502
 Siliconware Precision Industries /1/            22,144                60,896
                                                                      187,398
                                                 Shares
                                                  Held               Value
------------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
TELECOMMUNICATION EQUIPMENT (9.46%)
                                                                   $
 Nokia                                           49,999               849,165
                                   TOTAL COMMON STOCKS              8,640,288
                                                                   ----------

                  TOTAL PORTFOLIO INVESTMENTS (96.28%)              8,640,288
CASH AND RECEIVABLES, NET OF LIABILITIES (3.72%)                      334,005
                            TOTAL NET ASSETS (100.00%)             $8,974,293
                                                                   ------------



/1 /Non-income producing security.


                 INVESTMENTS BY COUNTRY
 Country                     Value            Percentage of
                                               Total Value
---------------------------------------------------------------
                           $
 Finland                      849,165              9.83%
 France                       178,978              2.07
 India                        324,050              3.75
 Japan                        484,332              5.61
 Korea                        331,894              3.84
 Netherlands                  421,376              4.88
 Taiwan                       185,324              2.14
 United States              5,865,169             67.88
              TOTAL        $8,640,288            100.00%
                           ------------          ---------

See accompanying notes.

                              FINANCIAL HIGHLIGHTS
                         PRINCIPAL INVESTORS FUND, INC.

 -------------------------------------------------------------------------------

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR ENDED OCTOBER 31 (EXCEPT AS NOTED):

                           2002     2001/(C)/
                           ----     ----
BALANCED FUND
-------------
ADVISORS PREFERRED
------------------
 SHARES
 ------
Net Asset Value,
 Beginning of Period..    $9.04    $10.12
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)....     0.11      0.17
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........    (0.92)    (1.23)
                          -----     -----
 Total From Investment
            Operations    (0.81)    (1.06)
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...    (0.16)    (0.02)
                          -----     -----
   Total Dividends and
         Distributions    (0.16)    (0.02)
                          -----     -----
Net Asset Value, End
 of Period............    $8.07     $9.04
                          =====     =====
Total Return..........    (9.21)%   (9.57)%/(d)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........   $2,395    $1,130
 Ratio of Expenses to
  Average Net Assets
  /(a)/ ..............     1.06%     1.07%/(e)/
 Ratio of Gross
  Expenses to Average
  Net Assets..........     1.07%       --
 Ratio of Net
  Investment Income to
  Average Net Assets..     1.95%     2.34%/(e)/
 Portfolio Turnover
  Rate................     91.7%     92.2%/(e)/

                           2002     2001/(C)/
                           ----     ----
BALANCED FUND
-------------
ADVISORS SELECT SHARES
----------------------
Net Asset Value,
 Beginning of Period..    $9.02    $10.12
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)....     0.17      0.15
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........    (1.00)    (1.23)
                          -----     -----
 Total From Investment
            Operations    (0.83)    (1.08)
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...    (0.14)    (0.02)
                          -----     -----
   Total Dividends and
         Distributions    (0.14)    (0.02)
                          -----     -----
Net Asset Value, End
 of Period............    $8.05     $9.02
                          =====     =====
Total Return..........    (9.39)%   (9.77)%/(d)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........   $1,423    $1,752
 Ratio of Expenses to
  Average Net Assets
  /(a)/ ..............     1.24%     1.25%/(e)/
 Ratio of Gross
  Expenses to Average
  Net Assets..........     1.25%       --
 Ratio of Net
  Investment Income to
  Average Net Assets..     1.82%     2.16%/(e)/
 Portfolio Turnover
  Rate................     91.7%     92.2%/(e)/

                           2002     2001/(F)/
                           ----     ----
BALANCED FUND
-------------
CLASS J SHARES
--------------
Net Asset Value,
 Beginning of Period..    $8.98     $9.53
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)....     0.12      0.05
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........    (0.97)    (0.60)
                          -----     -----
 Total From Investment
            Operations    (0.85)    (0.55)
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...    (0.12)       --
 ----                     -----
   Total Dividends and
         Distributions    (0.12)       --
 ----                     -----
Net Asset Value, End
 of Period............    $8.01     $8.98
                          =====     =====
Total Return /(b)/ ...    (9.61)%   (5.97)%/(d)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $15,113    $3,876
 Ratio of Expenses to
  Average Net Assets
  /(a)/ ..............     1.44%     1.42%/(e)/
 Ratio of Gross
  Expenses to Average
  Net Assets..........     1.45%       --
 Ratio of Net
  Investment Income to
  Average Net Assets..     1.56%     2.05%/(e)/
 Portfolio Turnover
  Rate................     91.7%     92.2%/(e)/

                           2002     2001/(F)/
                           ----     ----
BALANCED FUND
-------------
INSTITUTIONAL SHARES
--------------------
Net Asset Value,
 Beginning of Period..    $9.03     $9.53
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)....     0.22      0.18
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........    (0.98)    (0.68)
                          -----     -----
 Total From Investment
            Operations    (0.76)    (0.50)
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...    (0.21)       --
 ----                     -----
   Total Dividends and
         Distributions    (0.21)       --
 ----                     -----
Net Asset Value, End
 of Period............    $8.06     $9.03
                          =====     =====
Total Return..........    (8.69)%   (5.45)%/(d)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........       $8        $9
 Ratio of Expenses to
  Average Net Assets
  /(a)/ ..............     0.49%     0.50%/(e)/
 Ratio of Gross
  Expenses to Average
  Net Assets..........     0.50%       --
 Ratio of Net
  Investment Income to
  Average Net Assets..     2.56%     2.87%/(e)/
 Portfolio Turnover
  Rate................     91.7%     92.2%/(e)/

                           2002     2001/(C)/
                           ----     ----
BALANCED FUND
-------------
PREFERRED SHARES
----------------
Net Asset Value,
 Beginning of Period..    $9.07    $10.12
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)....     0.19      0.33
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........    (0.97)    (1.36)
                          -----     -----
 Total From Investment
            Operations    (0.78)    (1.03)
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...    (0.19)    (0.02)
                          -----     -----
   Total Dividends and
         Distributions    (0.19)    (0.02)
                          -----     -----
Net Asset Value, End
 of Period............    $8.10     $9.07
                          =====     =====
Total Return..........    (8.89)%   (9.27)%/(d)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........   $1,064    $1,134
 Ratio of Expenses to
  Average Net Assets
  /(a)/ ..............     0.75%     0.76%/(e)/
 Ratio of Gross
  Expenses to Average
  Net Assets..........     0.76%       --
 Ratio of Net
  Investment Income to
  Average Net Assets..     2.30%     2.50%/(e)/
 Portfolio Turnover
  Rate................     91.7%     92.2%/(e)/

                           2002     2001/(C)/
                           ----     ----
BALANCED FUND
-------------
SELECT SHARES
-------------
Net Asset Value,
 Beginning of Period..    $9.05    $10.12
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)....     0.19      0.18
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........    (0.99)    (1.23)
                          -----     -----
 Total From Investment
            Operations    (0.80)    (1.05)
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...    (0.17)    (0.02)
                          -----     -----
   Total Dividends and
         Distributions    (0.17)    (0.02)
                          -----     -----
Net Asset Value, End
 of Period............    $8.08     $9.05
                          =====     =====
Total Return..........    (9.02)%   (9.47)%/(d)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........   $1,010    $1,132
 Ratio of Expenses to
  Average Net Assets
  /(a)/ ..............     0.87%     0.88%/(e)/
 Ratio of Gross
  Expenses to Average
  Net Assets..........     0.87%       --
 Ratio of Net
  Investment Income to
  Average Net Assets..     2.19%     2.53%/(e)/
 Portfolio Turnover
  Rate................     91.7%     92.2%/(e)/


See accompanying notes.

                         PRINCIPAL INVESTORS FUND, INC.

 -------------------------------------------------------------------------------
See accompanying notes.

                         PRINCIPAL INVESTORS FUND, INC.

 -------------------------------------------------------------------------------

/(a) /Expense ratio without fees paid indirectly.
/(b) /Total return is calculated without the contingent deferred sales charge. /(c) /Period from December 6, 2000, date shares first offered, through October
  31, 2001. Advisors Preferred, Advisors Select, Preferred, and Select classes of shares each recognized $.01 of net investment income per share and incurred an unrealized gain of $.11 per share from December 1, 2000 through December 5, 2000.
/(d) /Total return amounts have not been annualized.
/(e) /Computed on an annualized basis.
/(f) /Period from March 1, 2001, date shares first offered, through October 31,
  2001. Class J and Institutional shares each incurred an unrealized loss of $.06 per share from February 27, 2001 through February 28, 2001.
See accompanying notes.

                              FINANCIAL HIGHLIGHTS
                         PRINCIPAL INVESTORS FUND, INC.

 -------------------------------------------------------------------------------

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR ENDED OCTOBER 31 (EXCEPT AS NOTED):



                           2002    2001/(B)/
                           ----    ----
BOND & MORTGAGE SECURITIES FUND
-------------------------------
ADVISORS PREFERRED
------------------
 SHARES
 ------
Net Asset Value,
 Beginning of Period..   $10.68   $10.04
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)....     0.46     0.49
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........    (0.05)    0.64
                          -----     ----
 Total From Investment
            Operations     0.41     1.13
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...    (0.44)   (0.49)
 Distributions from
  Realized Gains......    (0.06)      --
 ----                     -----
   Total Dividends and
         Distributions    (0.50)   (0.49)
                          -----    -----
Net Asset Value, End
 of Period............   $10.59   $10.68
                         ======   ======
Total Return..........     4.08%   10.95%/(c)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........   $2,237   $2,669
 Ratio of Expenses to
  Average Net Assets..     1.12%    1.12%/(d)/
 Ratio of Net
  Investment Income to
  Average Net Assets..     4.35%    5.03%/(d)/
 Portfolio Turnover
  Rate................     46.7%   124.7%/(d)/

                           2002    2001/(B)/
                           ----    ----
BOND & MORTGAGE SECURITIES FUND
-------------------------------
ADVISORS SELECT SHARES
----------------------
Net Asset Value,
 Beginning of Period..   $10.67   $10.04
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)....     0.55     0.47
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........    (0.16)    0.63
                          -----     ----
 Total From Investment
            Operations     0.39     1.10
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...    (0.43)   (0.47)
 Distributions from
  Realized Gains......    (0.06)      --
 ----                     -----
   Total Dividends and
         Distributions    (0.49)   (0.47)
                          -----    -----
Net Asset Value, End
 of Period............   $10.57   $10.67
                         ======   ======
Total Return..........     3.80%   10.69%/(c)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........     $388   $2,669
 Ratio of Expenses to
  Average Net Assets..     1.30%    1.30%/(d)/
 Ratio of Net
  Investment Income to
  Average Net Assets..     4.27%    4.85%/(d)/
 Portfolio Turnover
  Rate................     46.7%   124.7%/(d)/

                           2002    2001/(E)/
                           ----    ----
BOND & MORTGAGE SECURITIES FUND
-------------------------------
CLASS J SHARES
--------------
Net Asset Value,
 Beginning of Period..   $10.73   $10.37
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)....     0.40     0.31
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........       --     0.37
  ----                              ----
 Total From Investment
            Operations     0.40     0.68
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...    (0.41)   (0.32)
 Distributions from
  Realized Gains......    (0.06)      --
 ----                     -----
   Total Dividends and
         Distributions    (0.47)   (0.32)
                          -----    -----
Net Asset Value, End
 of Period............   $10.66   $10.73
                         ======   ======
Total Return /(a)/ ...     3.86%    6.46%/(c)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $51,760   $7,941
 Ratio of Expenses to
  Average Net Assets..     1.50%    1.48%/(d)/
 Ratio of Net
  Investment Income to
  Average Net Assets..     3.78%    4.41%/(d)/
 Portfolio Turnover
  Rate................     46.7%   124.7%/(d)/

                           2002    2001/(E)/
                           ----    ----
BOND & MORTGAGE SECURITIES FUND
-------------------------------
INSTITUTIONAL SHARES
--------------------
Net Asset Value,
 Beginning of Period..   $10.71   $10.37
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)....     0.50     0.37
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........    (0.02)    0.35
                          -----     ----
 Total From Investment
            Operations     0.48     0.72
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...    (0.50)   (0.38)
 Distributions from
  Realized Gains......    (0.06)      --
 ----                     -----
   Total Dividends and
         Distributions    (0.56)   (0.38)
                          -----    -----
Net Asset Value, End
 of Period............   $10.63   $10.71
                         ======   ======
Total Return..........     4.76%    6.92%/(c)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $42,163   $5,090
 Ratio of Expenses to
  Average Net Assets..     0.55%    0.55%/(d)/
 Ratio of Net
  Investment Income to
  Average Net Assets..     4.72%    5.28%/(d)/
 Portfolio Turnover
  Rate................     46.7%   124.7%/(d)/

                           2002    2001/(B)/
                           ----    ----
BOND & MORTGAGE SECURITIES FUND
-------------------------------
PREFERRED SHARES
----------------
Net Asset Value,
 Beginning of Period..   $10.68   $10.05
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)....     0.48     0.50
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........    (0.02)    0.64
                          -----     ----
 Total From Investment
            Operations     0.46     1.14
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...    (0.48)   (0.51)
 Distributions from
  Realized Gains......    (0.06)      --
 ----                     -----
   Total Dividends and
         Distributions    (0.54)   (0.51)
                          -----    -----
Net Asset Value, End
 of Period............   $10.60   $10.68
                         ======   ======
Total Return..........     4.50%   11.20%/(c)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........   $8,142   $2,669
 Ratio of Expenses to
  Average Net Assets..     0.81%    0.81%
 Ratio of Net
  Investment Income to
  Average Net Assets..     4.51%    5.59%
 Portfolio Turnover
  Rate................     46.7%   124.7%

                           2002    2001/(B)/
                           ----    ----
BOND & MORTGAGE SECURITIES FUND
-------------------------------
SELECT SHARES
-------------
Net Asset Value,
 Beginning of Period..   $10.67   $10.05
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)....     1.08     0.50
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........    (0.58)    0.62
                          -----     ----
 Total From Investment
            Operations     0.50     1.12
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...    (0.46)   (0.50)
 Distributions from
  Realized Gains......    (0.06)      --
 ----                     -----
   Total Dividends and
         Distributions    (0.52)   (0.50)
                          -----    -----
Net Asset Value, End
 of Period............   $10.65   $10.67
                         ======   ======
Total Return..........     4.96%   11.03%/(c)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........     $113   $2,668
 Ratio of Expenses to
  Average Net Assets..     0.92%    0.93%/(d)/
 Ratio of Net
  Investment Income to
  Average Net Assets..     4.69%    5.22%/(d)/
 Portfolio Turnover
  Rate................     46.7%   124.7%/(d)/


See accompanying notes.

                         PRINCIPAL INVESTORS FUND, INC.

 -------------------------------------------------------------------------------
See accompanying notes.

                         PRINCIPAL INVESTORS FUND, INC.

 -------------------------------------------------------------------------------

/(a) /Total return is calculated without the contingent deferred sales charge. /(b) /Period from December 6, 2000, date shares first offered, through October
  31, 2001. Advisors Preferred, Advisors Select, Preferred, and Select classes of shares each recognized $.01 of net investment income per share and incurred an unrealized gain of $.03, $.03, $.04, $.04 per share, respectively, from December 1, 2000 through December 5, 2000.
/(c) /Total return amounts have not been annualized.
/(d) /Computed on an annualized basis.
/(e) /Period from March 1, 2001, date shares first offered, through October 31,
  2001. Class J and Institutional shares each recognized $.01 of net investment income per share and incurred an unrealized gain of $.02 and $.01 per share, respectively, from February 27, 2001 through February 28, 2001.
See accompanying notes.

                              FINANCIAL HIGHLIGHTS
                         PRINCIPAL INVESTORS FUND, INC.

 -------------------------------------------------------------------------------

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR ENDED OCTOBER 31 (EXCEPT AS NOTED):



                           2002    2001/(B)/
                           ----    ----
CAPITAL PRESERVATION FUND
-------------------------
ADVISORS PREFERRED
------------------
 SHARES
 ------
Net Asset Value,
 Beginning of Period..   $10.00   $10.00
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)....     0.36     0.15
                           ----     ----
 Total From Investment
            Operations     0.36     0.15
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...    (0.36)   (0.15)
                          -----    -----
   Total Dividends and
         Distributions    (0.36)   (0.15)
                          -----    -----
Net Asset Value, End
 of Period............   $10.00   $10.00
                         ======   ======
Total Return..........     3.68%    1.51%/(c)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........   $1,736   $1,674
 Ratio of Expenses to
  Average Net Assets..     1.17%    1.17%/(d)/
 Ratio of Net
  Investment Income to
  Average Net Assets..     3.61%    3.93%/(d)/
 Portfolio Turnover
  Rate................     13.6%    31.1%/(d)/

                           2002    2001/(B)/
                           ----    ----
CAPITAL PRESERVATION FUND
-------------------------
ADVISORS SELECT SHARES
----------------------
Net Asset Value,
 Beginning of Period..   $10.00   $10.00
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)....     0.34     0.14
                           ----     ----
 Total From Investment
            Operations     0.34     0.14
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...    (0.34)   (0.14)
                          -----    -----
   Total Dividends and
         Distributions    (0.34)   (0.14)
                          -----    -----
Net Asset Value, End
 of Period............   $10.00   $10.00
                         ======   ======
Total Return..........     3.50%    1.44%/(c)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........   $1,732   $1,673
 Ratio of Expenses to
  Average Net Assets..     1.35%    1.35%/(d)/
 Ratio of Net
  Investment Income to
  Average Net Assets..     3.43%    3.75%/(d)/
 Portfolio Turnover
  Rate................     13.6%    31.1%/(d)/

                           2002    2001/(B)/
                           ----    ----
CAPITAL PRESERVATION FUND
-------------------------
CLASS J SHARES
--------------
Net Asset Value,
 Beginning of Period..   $10.00   $10.00
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)....     0.32     0.13
                           ----     ----
 Total From Investment
            Operations     0.32     0.13
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...    (0.32)   (0.13)
                          -----    -----
   Total Dividends and
         Distributions    (0.32)   (0.13)
                          -----    -----
Net Asset Value, End
 of Period............   $10.00   $10.00
                         ======   ======
Total Return /(a)/ ...     3.24%    1.34%/(c)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $14,460   $2,376
 Ratio of Expenses to
  Average Net Assets..     1.60%    1.60%/(d)/
 Ratio of Net
  Investment Income to
  Average Net Assets..     3.12%    3.51%/(d)/
 Portfolio Turnover
  Rate................     13.6%    31.1%/(d)/

                           2002    2001/(B)/
                           ----    ----
CAPITAL PRESERVATION FUND
-------------------------
INSTITUTIONAL SHARES
--------------------
Net Asset Value,
 Beginning of Period..   $10.00   $10.00
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)....     0.42     0.17
                           ----     ----
 Total From Investment
            Operations     0.42     0.17
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...    (0.42)   (0.17)
                          -----    -----
   Total Dividends and
         Distributions    (0.42)   (0.17)
                          -----    -----
Net Asset Value, End
 of Period............   $10.00   $10.00
                         ======   ======
Total Return..........     4.27%    1.70%/(c)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........   $1,856   $1,780
 Ratio of Expenses to
  Average Net Assets..     0.60%    0.60%/(d)/
 Ratio of Net
  Investment Income to
  Average Net Assets..     4.18%    4.50%/(d)/
 Portfolio Turnover
  Rate................     13.6%    31.1%/(d)/

                           2002    2001/(B)/
                           ----    ----
CAPITAL PRESERVATION FUND
-------------------------
PREFERRED SHARES
----------------
Net Asset Value,
 Beginning of Period..   $10.00   $10.00
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)....     0.39     0.16
                           ----     ----
 Total From Investment
            Operations     0.39     0.16
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...    (0.39)   (0.16)
                          -----    -----
   Total Dividends and
         Distributions    (0.39)   (0.16)
                          -----    -----
Net Asset Value, End
 of Period............   $10.00   $10.00
                         ======   ======
Total Return..........     4.00%    1.63%/(c)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........   $1,744   $1,676
 Ratio of Expenses to
  Average Net Assets..     0.86%    0.86%/(d)/
 Ratio of Net
  Investment Income to
  Average Net Assets..     3.92%    4.24%/(d)/
 Portfolio Turnover
  Rate................     13.6%    31.1%/(d)/

                           2002    2001/(B)/
                           ----    ----
CAPITAL PRESERVATION FUND
-------------------------
SELECT SHARES
-------------
Net Asset Value,
 Beginning of Period..   $10.00   $10.00
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)....     0.38     0.15
                           ----     ----
 Total From Investment
            Operations     0.38     0.15
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...    (0.38)   (0.15)
                          -----    -----
   Total Dividends and
         Distributions    (0.38)   (0.15)
                          -----    -----
Net Asset Value, End
 of Period............   $10.00   $10.00
                         ======   ======
Total Return..........     3.88%    1.54%/(c)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........   $1,740   $1,675
 Ratio of Expenses to
  Average Net Assets..     0.98%    0.98%/(d)/
 Ratio of Net
  Investment Income to
  Average Net Assets..     3.80%    4.12%/(d)/
 Portfolio Turnover
  Rate................     13.6%    31.1%/(d)/


See accompanying notes.

                         PRINCIPAL INVESTORS FUND, INC.

 -------------------------------------------------------------------------------
See accompanying notes.

                         PRINCIPAL INVESTORS FUND, INC.

 -------------------------------------------------------------------------------

/(a) /Total return is calculated without the contingent deferred sales charge. /(b) /Period from June 15, 2001, date shares first offered, through October 31,
  2001.
/(c) /Total return amounts have not been annualized.
/(d) /Computed on an annualized basis.
See accompanying notes.

                              FINANCIAL HIGHLIGHTS
                         PRINCIPAL INVESTORS FUND, INC.

 -------------------------------------------------------------------------------

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR ENDED OCTOBER 31 (EXCEPT AS NOTED):



                           2002    2001/(B)/
                           ----    ----
GOVERNMENT SECURITIES FUND
--------------------------
ADVISORS PREFERRED
------------------
 SHARES
 ------
Net Asset Value,
 Beginning of Period..   $10.52   $10.06
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)....     0.75     0.51
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........    (0.23)    0.45
                          -----     ----
 Total From Investment
            Operations     0.52     0.96
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...    (0.49)   (0.50)
                          -----    -----
   Total Dividends and
         Distributions    (0.49)   (0.50)
                          -----    -----
Net Asset Value, End
 of Period............   $10.55   $10.52
                         ======   ======
Total Return..........     5.09%    9.38%/(c)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........     $236   $2,630
 Ratio of Expenses to
  Average Net Assets..     0.97%    0.97%/(d)/
 Ratio of Net
  Investment Income to
  Average Net Assets..     4.77%    5.29%/(d)/
 Portfolio Turnover
  Rate................     49.9%    36.1%/(d)/

                           2002    2001/(B)/
                           ----    ----
GOVERNMENT SECURITIES FUND
--------------------------
ADVISORS SELECT SHARES
----------------------
Net Asset Value,
 Beginning of Period..   $10.51   $10.06
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)....     0.52     0.49
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........    (0.01)    0.45
                          -----     ----
 Total From Investment
            Operations     0.51     0.94
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...    (0.47)   (0.49)
                          -----    -----
   Total Dividends and
         Distributions    (0.47)   (0.49)
                          -----    -----
Net Asset Value, End
 of Period............   $10.55   $10.51
                         ======   ======
Total Return..........     5.00%    9.13%/(c)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........     $582   $2,657
 Ratio of Expenses to
  Average Net Assets..     1.15%    1.15%/(d)/
 Ratio of Net
  Investment Income to
  Average Net Assets..     4.55%    5.12%/(d)/
 Portfolio Turnover
  Rate................     49.9%    36.1%/(d)/

                           2002    2001/(E)/
                           ----    ----
GOVERNMENT SECURITIES FUND
--------------------------
CLASS J SHARES
--------------
Net Asset Value,
 Beginning of Period..   $10.55   $10.26
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)....     0.40     0.32
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........     0.10     0.30
                           ----     ----
 Total From Investment
            Operations     0.50     0.62
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...    (0.45)   (0.33)
                          -----    -----
   Total Dividends and
         Distributions    (0.45)   (0.33)
                          -----    -----
Net Asset Value, End
 of Period............   $10.60   $10.55
                         ======   ======
Total Return /(a)/ ...     4.87%    6.07%/(c)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $44,955   $4,397
 Ratio of Expenses to
  Average Net Assets..     1.35%    1.32%/(d)/
 Ratio of Net
  Investment Income to
  Average Net Assets..     4.02%    4.88%/(d)/
 Portfolio Turnover
  Rate................     49.9%    36.1%/(d)/

                           2002    2001/(E)/
                           ----    ----
GOVERNMENT SECURITIES FUND
--------------------------
INSTITUTIONAL SHARES
--------------------
Net Asset Value,
 Beginning of Period..   $10.55   $10.26
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)....     0.50     0.38
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........     0.09     0.30
                           ----     ----
 Total From Investment
            Operations     0.59     0.68
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...    (0.54)   (0.39)
                          -----    -----
   Total Dividends and
         Distributions    (0.54)   (0.39)
                          -----    -----
Net Asset Value, End
 of Period............   $10.60   $10.55
                         ======   ======
Total Return..........     5.86%    6.72%/(c)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $20,777   $3,390
 Ratio of Expenses to
  Average Net Assets..     0.40%    0.40%/(d)/
 Ratio of Net
  Investment Income to
  Average Net Assets..     5.06%    5.86%/(d)/
 Portfolio Turnover
  Rate................     49.9%    36.1%/(d)/

                           2002    2001/(B)/
                           ----    ----
GOVERNMENT SECURITIES FUND
--------------------------
PREFERRED SHARES
----------------
Net Asset Value,
 Beginning of Period..   $10.52   $10.06
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)....     0.48     0.51
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........     0.09     0.48
                           ----     ----
 Total From Investment
            Operations     0.57     0.99
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...    (0.52)   (0.53)
                          -----    -----
   Total Dividends and
         Distributions    (0.52)   (0.53)
                          -----    -----
Net Asset Value, End
 of Period............   $10.57   $10.52
                         ======   ======
Total Return..........     5.61%    9.63%/(c)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........   $1,599   $2,643
 Ratio of Expenses to
  Average Net Assets..     0.66%    0.66%/(d)/
 Ratio of Net
  Investment Income to
  Average Net Assets..     4.96%    5.74%/(d)/
 Portfolio Turnover
  Rate................     49.9%    36.1%/(d)/

                           2002    2001/(B)/
                           ----    ----
GOVERNMENT SECURITIES FUND
--------------------------
SELECT SHARES
-------------
Net Asset Value,
 Beginning of Period..   $10.52   $10.06
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)....     1.18     0.52
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........    (0.62)    0.46
                          -----     ----
 Total From Investment
            Operations     0.56     0.98
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...    (0.51)   (0.52)
                          -----    -----
   Total Dividends and
         Distributions    (0.51)   (0.52)
                          -----    -----
Net Asset Value, End
 of Period............   $10.57   $10.52
                         ======   ======
Total Return..........     5.48%    9.53%/(c)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........     $106   $2,630
 Ratio of Expenses to
  Average Net Assets..     0.77%    0.78%/(d)/
 Ratio of Net
  Investment Income to
  Average Net Assets..     4.97%    5.48%/(d)/
 Portfolio Turnover
  Rate................     49.9%    36.1%/(d)/


See accompanying notes.

                         PRINCIPAL INVESTORS FUND, INC.

 -------------------------------------------------------------------------------
See accompanying notes.

                         PRINCIPAL INVESTORS FUND, INC.

 -------------------------------------------------------------------------------

/(a) /Total return is calculated without the contingent deferred sales charge. /(b) /Period from December 6, 2000, date shares first offered, through October
  31, 2001. Advisors Preferred, Advisors Select, Preferred, and Select classes of shares each recognized $.01 of net investment income per share and incurred an unrealized gain of $.05 per share from December 1, 2000 through December 5, 2000.
/(c) /Total return amounts have not been annualized.
/(d) /Computed on an annualized basis.
/(e) /Period from March 1, 2001, date shares first offered, through October 31,
  2001. Class J and Institutional shares each recognized $.01 of net investment income per share from February 27, 2001 through February 28, 2001.
See accompanying notes.

                              FINANCIAL HIGHLIGHTS
                         PRINCIPAL INVESTORS FUND, INC.

 -------------------------------------------------------------------------------

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR ENDED OCTOBER 31 (EXCEPT AS NOTED):

                          2002    2001/(B)/
                          ----    ----
HIGH QUALITY INTERMEDIATE-TERM BOND FUND
----------------------------------------
ADVISORS PREFERRED
------------------
 SHARES
 ------
Net Asset Value,
 Beginning of Period..  $10.65   $10.04
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)....    0.49     0.51
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........   (0.03)    0.61
                         -----     ----
 Total From Investment
            Operations    0.46     1.12
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...   (0.48)   (0.51)
 Distributions from
  Realized Gains......   (0.09)      --
 ----                    -----
   Total Dividends and
         Distributions   (0.57)   (0.51)
                         -----    -----
Net Asset Value, End
 of Period............  $10.54   $10.65
                        ======   ======
Total Return..........    4.61%   10.99%/(c)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $1,932   $2,662
 Ratio of Expenses to
  Average Net Assets..    0.97%    0.97%/(d)/
 Ratio of Net
  Investment Income to
  Average Net Assets..    4.67%    5.33%/(d)/
 Portfolio Turnover
  Rate................    60.8%    80.3%/(d)/

                          2002    2001/(B)/
                          ----    ----
HIGH QUALITY INTERMEDIATE-TERM BOND FUND
----------------------------------------
ADVISORS SELECT SHARES
----------------------
Net Asset Value,
 Beginning of Period..  $10.65   $10.04
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)....    0.48     0.49
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........   (0.04)    0.61
                         -----     ----
 Total From Investment
            Operations    0.44     1.10
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...   (0.46)   (0.49)
 Distributions from
  Realized Gains......   (0.09)      --
 ----                    -----
   Total Dividends and
         Distributions   (0.55)   (0.49)
                         -----    -----
Net Asset Value, End
 of Period............  $10.54   $10.65
                        ======   ======
Total Return..........    4.43%   10.84%/(c)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $1,668   $2,881
 Ratio of Expenses to
  Average Net Assets..    1.15%    1.15%/(d)/
 Ratio of Net
  Investment Income to
  Average Net Assets..    4.51%    5.15%/(d)/
 Portfolio Turnover
  Rate................    60.8%    80.3%/(d)/

                          2002    2001/(E)/
                          ----    ----
HIGH QUALITY INTERMEDIATE-TERM BOND FUND
----------------------------------------
CLASS J SHARES
--------------
Net Asset Value,
 Beginning of Period..  $10.69   $10.33
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)....    0.43     0.33
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........   (0.01)    0.37
                         -----     ----
 Total From Investment
            Operations    0.42     0.70
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...   (0.44)   (0.34)
 Distributions from
  Realized Gains......   (0.09)      --
 ----                    -----
   Total Dividends and
         Distributions   (0.53)   (0.34)
                         -----    -----
Net Asset Value, End
 of Period............  $10.58   $10.69
                        ======   ======
Total Return /(a)/ ...    4.20%    6.67%/(c)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $9,630   $1,334
 Ratio of Expenses to
  Average Net Assets..    1.35%    1.33%/(d)/
 Ratio of Net
  Investment Income to
  Average Net Assets..    4.18%    4.85%/(d)/
 Portfolio Turnover
  Rate................    60.8%    80.3%/(d)/

                          2002    2001/(E)/
                          ----    ----
HIGH QUALITY INTERMEDIATE-TERM BOND FUND
----------------------------------------
INSTITUTIONAL SHARES
--------------------
Net Asset Value,
 Beginning of Period..  $10.69   $10.33
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)....    0.54     0.41
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........    0.02     0.35
                          ----     ----
 Total From Investment
            Operations    0.56     0.76
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...   (0.54)   (0.40)
 Distributions from
  Realized Gains......   (0.09)      --
 ----                    -----
   Total Dividends and
         Distributions   (0.63)   (0.40)
                         -----    -----
Net Asset Value, End
 of Period............  $10.62   $10.69
                        ======   ======
Total Return..........    5.56%    7.33%/(c)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........     $10      $10
 Ratio of Expenses to
  Average Net Assets..    0.40%    0.40%/(d)/
 Ratio of Net
  Investment Income to
  Average Net Assets..    5.22%    5.84%/(d)/
 Portfolio Turnover
  Rate................    60.8%    80.3%/(d)/

                          2002    2001/(B)/
                          ----    ----
HIGH QUALITY INTERMEDIATE-TERM BOND FUND
----------------------------------------
PREFERRED SHARES
----------------
Net Asset Value,
 Beginning of Period..  $10.67   $10.04
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)....    0.51     0.50
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........   (0.02)    0.66
                         -----     ----
 Total From Investment
            Operations    0.49     1.16
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...   (0.51)   (0.53)
 Distributions from
  Realized Gains......   (0.09)      --
 ----                    -----
   Total Dividends and
         Distributions   (0.60)   (0.53)
                         -----    -----
Net Asset Value, End
 of Period............  $10.56   $10.67
                        ======   ======
Total Return..........    4.93%   11.45%/(c)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $6,195   $2,667
 Ratio of Expenses to
  Average Net Assets..    0.66%    0.66%/(d)/
 Ratio of Net
  Investment Income to
  Average Net Assets..    4.90%    5.65%/(d)/
 Portfolio Turnover
  Rate................    60.8%    80.3%/(d)/

                          2002    2001/(B)/
                          ----    ----
HIGH QUALITY INTERMEDIATE-TERM BOND FUND
----------------------------------------
SELECT SHARES
-------------
Net Asset Value,
 Beginning of Period..  $10.65   $10.04
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)....    0.52     0.52
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........   (0.04)    0.61
                         -----     ----
 Total From Investment
            Operations    0.48     1.13
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...   (0.50)   (0.52)
 Distributions from
  Realized Gains......   (0.09)      --
 ----                    -----
   Total Dividends and
         Distributions   (0.59)   (0.52)
                         -----    -----
Net Asset Value, End
 of Period............  $10.54   $10.65
                        ======   ======
Total Return..........    4.81%   11.15%/(c)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $1,483   $2,662
 Ratio of Expenses to
  Average Net Assets..    0.77%    0.78%/(d)/
 Ratio of Net
  Investment Income to
  Average Net Assets..    4.89%    5.52%/(d)/
 Portfolio Turnover
  Rate................    60.8%    80.3%/(d)/


See accompanying notes.

                         PRINCIPAL INVESTORS FUND, INC.

 -------------------------------------------------------------------------------
See accompanying notes.

                         PRINCIPAL INVESTORS FUND, INC.

 -------------------------------------------------------------------------------

/(a) /Total return is calculated without the contingent deferred sales charge. /(b) /Period from December 6, 2000, date shares first offered, through October
  31, 2001. Advisors Preferred, Advisors Select, Preferred, and Select classes of shares each recognized $.01 of net investment income per share and incurred an unrealized gain of $.03 per share from November 30, 2000 through December 5, 2000.
/(c) /Total return amounts have not been annualized.
/(d) /Computed on an annualized basis.
/(e) /Period from March 1, 2001, date shares first offered, through October 31,
  2001. Class J and Institutional shares each recognized $.01 of net investment income per share and incurred an unrealized gain of $.02 per share from February 27, 2001 through February 28, 2001.
See accompanying notes.

                              FINANCIAL HIGHLIGHTS
                         PRINCIPAL INVESTORS FUND, INC.

 -------------------------------------------------------------------------------

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR ENDED OCTOBER 31 (EXCEPT AS NOTED):



                          2002    2001/(B)/
                          ----    ----
HIGH QUALITY LONG-TERM BOND FUND
--------------------------------
ADVISORS PREFERRED
------------------
 SHARES
 ------
Net Asset Value,
 Beginning of Period..  $10.66   $10.03
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)....    0.51     0.52
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........   (0.08)    0.63
                         -----     ----
 Total From Investment
            Operations    0.43     1.15
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...   (0.49)   (0.52)
 Distributions from
  Realized Gains......   (0.09)      --
 ----                    -----
   Total Dividends and
         Distributions   (0.58)   (0.52)
                         -----    -----
Net Asset Value, End
 of Period............  $10.51   $10.66
                        ======   ======
Total Return..........    4.34%   10.91%/(c)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $2,230   $2,667
 Ratio of Expenses to
  Average Net Assets..    0.97%    0.97%/(d)/
 Ratio of Net
  Investment Income to
  Average Net Assets..    4.88%    5.44%/(d)/
 Portfolio Turnover
  Rate................    94.1%   101.3%/(d)/

                          2002    2001/(B)/
                          ----    ----
HIGH QUALITY LONG-TERM BOND FUND
--------------------------------
ADVISORS SELECT SHARES
----------------------
Net Asset Value,
 Beginning of Period..  $10.66   $10.03
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)....    0.49     0.50
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........   (0.08)    0.64
                         -----     ----
 Total From Investment
            Operations    0.41     1.14
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...   (0.47)   (0.51)
 Distributions from
  Realized Gains......   (0.09)      --
 ----                    -----
   Total Dividends and
         Distributions   (0.56)   (0.51)
                         -----    -----
Net Asset Value, End
 of Period............  $10.51   $10.66
                        ======   ======
Total Return..........    4.15%   10.76%/(c)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $2,229   $2,667
 Ratio of Expenses to
  Average Net Assets..    1.15%    1.15%/(d)/
 Ratio of Net
  Investment Income to
  Average Net Assets..    4.70%    5.26%/(d)/
 Portfolio Turnover
  Rate................    94.1%   101.3%/(d)/

                          2002    2001/(E)/
                          ----    ----
HIGH QUALITY LONG-TERM BOND FUND
--------------------------------
CLASS J SHARES
--------------
Net Asset Value,
 Beginning of Period..  $10.77   $10.40
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)....    0.46     0.33
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........   (0.05)    0.38
                         -----     ----
 Total From Investment
            Operations    0.41     0.71
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...   (0.45)   (0.34)
 Distributions from
  Realized Gains......   (0.09)      --
 ----                    -----
   Total Dividends and
         Distributions   (0.54)   (0.34)
                         -----    -----
Net Asset Value, End
 of Period............  $10.64   $10.77
                        ======   ======
Total Return /(a)/ ...    4.09%    6.63%/(c)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $5,545   $1,214
 Ratio of Expenses to
  Average Net Assets..    1.35%    1.32%/(d)/
 Ratio of Net
  Investment Income to
  Average Net Assets..    4.44%    4.97%/(d)/
 Portfolio Turnover
  Rate................    94.1%   101.3%/(d)/

                          2002    2001/(E)/
                          ----    ----
HIGH QUALITY LONG-TERM BOND FUND
--------------------------------
INSTITUTIONAL SHARES
--------------------
Net Asset Value,
 Beginning of Period..  $10.77   $10.40
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)....    0.57     0.41
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........    0.02     0.37
                          ----     ----
 Total From Investment
            Operations    0.59     0.78
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...   (0.55)   (0.41)
 Distributions from
  Realized Gains......   (0.09)      --
 ----                    -----
   Total Dividends and
         Distributions   (0.64)   (0.41)
                         -----    -----
Net Asset Value, End
 of Period............  $10.72   $10.77
                        ======   ======
Total Return..........    5.81%    7.28%/(c)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........     $10      $10
 Ratio of Expenses to
  Average Net Assets..    0.40%    0.40%/(d)/
 Ratio of Net
  Investment Income to
  Average Net Assets..    5.45%    5.94%/(d)/
 Portfolio Turnover
  Rate................    94.1%   101.3%/(d)/

                          2002    2001/(B)/
                          ----    ----
HIGH QUALITY LONG-TERM BOND FUND
--------------------------------
PREFERRED SHARES
----------------
Net Asset Value,
 Beginning of Period..  $10.65   $10.03
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)....    0.53     0.51
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........   (0.07)    0.65
                         -----     ----
 Total From Investment
            Operations    0.46     1.16
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...   (0.52)   (0.54)
 Distributions from
  Realized Gains......   (0.09)      --
 ----                    -----
   Total Dividends and
         Distributions   (0.61)   (0.54)
                         -----    -----
Net Asset Value, End
 of Period............  $10.50   $10.65
                        ======   ======
Total Return..........    4.66%   10.96%/(c)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $2,246   $2,662
 Ratio of Expenses to
  Average Net Assets..    0.66%    0.66%/(d)/
 Ratio of Net
  Investment Income to
  Average Net Assets..    5.19%    5.74%/(d)/
 Portfolio Turnover
  Rate................    94.1%   101.3%/(d)/

                          2002    2001/(B)/
                          ----    ----
HIGH QUALITY LONG-TERM BOND FUND
--------------------------------
SELECT SHARES
-------------
Net Asset Value,
 Beginning of Period..  $10.66   $10.03
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)....    0.53     0.53
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........   (0.08)    0.63
                         -----     ----
 Total From Investment
            Operations    0.45     1.16
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...   (0.51)   (0.53)
 Distributions from
  Realized Gains......   (0.09)      --
 ----                    -----
   Total Dividends and
         Distributions   (0.60)   (0.53)
                         -----    -----
Net Asset Value, End
 of Period............  $10.51   $10.66
                        ======   ======
Total Return..........    4.53%   11.07%/(c)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $2,230   $2,667
 Ratio of Expenses to
  Average Net Assets..    0.77%    0.78%/(d)/
 Ratio of Net
  Investment Income to
  Average Net Assets..    5.08%    5.63%/(d)/
 Portfolio Turnover
  Rate................    94.1%   101.3%/(d)/


See accompanying notes.

                         PRINCIPAL INVESTORS FUND, INC.

 -------------------------------------------------------------------------------
See accompanying notes.

                         PRINCIPAL INVESTORS FUND, INC.

 -------------------------------------------------------------------------------

/(a) /Total return is calculated without the contingent deferred sales charge. /(b) /Period from December 6, 2000, date shares first offered, through October
  31, 2001. Advisors Preferred, Advisors Select, Preferred, and Select classes of shares each recognized $.01 of net investment income per share and incurred an unrealized gain of $.02 per share from November 27, 2000 through December 5, 2000.
/(c) /Total return amounts have not been annualized.
/(d) /Computed on an annualized basis.
/(e) /Period from March 1, 2001, date shares first offered, through October 31,
  2001. Class J and Institutional shares each recognized $.01 of net investment income per share and incurred an unrealized gain of $.03 per share from February 27, 2001 through February 28, 2001.
See accompanying notes.

                              FINANCIAL HIGHLIGHTS
                         PRINCIPAL INVESTORS FUND, INC.

 -------------------------------------------------------------------------------

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR ENDED OCTOBER 31 (EXCEPT AS NOTED):



                           2002    2001/(B)/
                           ----    ----
HIGH QUALITY SHORT-TERM BOND FUND
---------------------------------
ADVISORS PREFERRED
------------------
 SHARES
 ------
Net Asset Value,
 Beginning of Period..   $10.53   $10.03
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)....     0.53     0.51
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........    (0.15)    0.49
                          -----     ----
 Total From Investment
            Operations     0.38     1.00
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...    (0.40)   (0.50)
 Distributions from
  Realized Gains......    (0.11)      --
 ----                     -----
   Total Dividends and
         Distributions    (0.51)   (0.50)
                          -----    -----
Net Asset Value, End
 of Period............   $10.40   $10.53
                         ======   ======
Total Return..........     3.91%    9.96%/(c)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........     $446   $2,631
 Ratio of Expenses to
  Average Net Assets..     0.97%    0.97%/(d)/
 Ratio of Net
  Investment Income to
  Average Net Assets..     4.17%    5.28%/(d)/
 Portfolio Turnover
  Rate................    105.8%    68.4%/(d)/

                           2002    2001/(B)/
                           ----    ----
HIGH QUALITY SHORT-TERM BOND FUND
---------------------------------
ADVISORS SELECT SHARES
----------------------
Net Asset Value,
 Beginning of Period..   $10.51   $10.03
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)....     1.89     0.49
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........    (1.52)    0.47
                          -----     ----
 Total From Investment
            Operations     0.37     0.96
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...    (0.39)   (0.48)
 Distributions from
  Realized Gains......    (0.11)      --
 ----                     -----
   Total Dividends and
         Distributions    (0.50)   (0.48)
                          -----    -----
Net Asset Value, End
 of Period............   $10.38   $10.51
                         ======   ======
Total Return..........     3.72%    9.61%/(c)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........      $40   $2,631
 Ratio of Expenses to
  Average Net Assets..     1.15%    1.15%/(d)/
 Ratio of Net
  Investment Income to
  Average Net Assets..     4.07%    5.11%/(d)/
 Portfolio Turnover
  Rate................    105.8%    68.4%/(d)/

                           2002    2001/(E)/
                           ----    ----
HIGH QUALITY SHORT-TERM BOND FUND
---------------------------------
CLASS J SHARES
--------------
Net Asset Value,
 Beginning of Period..   $10.54   $10.25
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)....     0.37     0.32
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........    (0.04)    0.30
                          -----     ----
 Total From Investment
            Operations     0.33     0.62
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...    (0.37)   (0.33)
 Distributions from
  Realized Gains......    (0.11)      --
 ----                     -----
   Total Dividends and
         Distributions    (0.48)   (0.33)
                          -----    -----
Net Asset Value, End
 of Period............   $10.39   $10.54
                         ======   ======
Total Return /(a)/ ...     3.33%    6.02%/(c)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $12,108     $996
 Ratio of Expenses to
  Average Net Assets..     1.35%    1.31%/(d)/
 Ratio of Net
  Investment Income to
  Average Net Assets..     3.56%    4.75%/(d)/
 Portfolio Turnover
  Rate................    105.8%    68.4%/(d)/

                           2002    2001/(E)/
                           ----    ----
HIGH QUALITY SHORT-TERM BOND FUND
---------------------------------
INSTITUTIONAL SHARES
--------------------
Net Asset Value,
 Beginning of Period..   $10.54   $10.25
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)....     0.47     0.38
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........    (0.04)    0.30
                          -----     ----
 Total From Investment
            Operations     0.43     0.68
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...    (0.47)   (0.39)
 Distributions from
  Realized Gains......    (0.11)      --
 ----                     -----
   Total Dividends and
         Distributions    (0.58)   (0.39)
                          -----    -----
Net Asset Value, End
 of Period............   $10.39   $10.54
                         ======   ======
Total Return..........     4.29%    6.67%/(c)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........   $9,450   $1,214
 Ratio of Expenses to
  Average Net Assets..     0.40%    0.40%/(d)/
 Ratio of Net
  Investment Income to
  Average Net Assets..     4.54%    5.59%/(d)/
 Portfolio Turnover
  Rate................    105.8%    68.4%/(d)/

                           2002    2001/(B)/
                           ----    ----
HIGH QUALITY SHORT-TERM BOND FUND
---------------------------------
PREFERRED SHARES
----------------
Net Asset Value,
 Beginning of Period..   $10.53   $10.03
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)....     0.47     0.52
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........    (0.06)    0.50
                          -----     ----
 Total From Investment
            Operations     0.41     1.02
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...    (0.44)   (0.52)
 Distributions from
  Realized Gains......    (0.11)      --
 ----                     -----
   Total Dividends and
         Distributions    (0.55)   (0.52)
                          -----    -----
Net Asset Value, End
 of Period............   $10.39   $10.53
                         ======   ======
Total Return..........     4.13%   10.21%/(c)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........   $2,694   $2,633
 Ratio of Expenses to
  Average Net Assets..     0.66%    0.66%/(d)/
 Ratio of Net
  Investment Income to
  Average Net Assets..     4.41%    5.76%/(d)/
 Portfolio Turnover
  Rate................    105.8%    68.4%/(d)/

                           2002    2001/(B)/
                           ----    ----
HIGH QUALITY SHORT-TERM BOND FUND
---------------------------------
SELECT SHARES
-------------
Net Asset Value,
 Beginning of Period..   $10.53   $10.03
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)....     6.39     0.52
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........    (6.07)    0.49
                          -----     ----
 Total From Investment
            Operations     0.32     1.01
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...    (0.43)   (0.51)
 Distributions from
  Realized Gains......    (0.11)      --
 ----                     -----
   Total Dividends and
         Distributions    (0.54)   (0.51)
                          -----    -----
Net Asset Value, End
 of Period............   $10.31   $10.53
                         ======   ======
Total Return..........     3.20%   10.11%/(c)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........      $11   $2,632
 Ratio of Expenses to
  Average Net Assets..     0.77%    0.78%/(d)/
 Ratio of Net
  Investment Income to
  Average Net Assets..     4.37%    5.47%/(d)/
 Portfolio Turnover
  Rate................    105.8%    68.4%/(d)/


See accompanying notes.

                         PRINCIPAL INVESTORS FUND, INC.

 -------------------------------------------------------------------------------
See accompanying notes.

                         PRINCIPAL INVESTORS FUND, INC.

 -------------------------------------------------------------------------------

/(a) /Total return is calculated without the contingent deferred sales charge. /(b) /Period from December 6, 2000, date shares first offered, through October
  31, 2001. Advisors Preferred, Advisors Select, Preferred, and Select classes of shares each recognized $.01 of net investment income per share and incurred an unrealized gain of $.02 per share from November 29, 2000 through December 5, 2000.
/(c) /Total return amounts have not been annualized.
/(d) /Computed on an annualized basis.
/(e) /Period from March 1, 2001, date shares first offered, through October 31,
  2001. Class J and Institutional shares each recognized $.01 of net investment income per share and incurred an unrealized gain of $.01 per share from February 27, 2001 through February 28, 2001.
See accompanying notes.

                              FINANCIAL HIGHLIGHTS
                         PRINCIPAL INVESTORS FUND, INC.

 -------------------------------------------------------------------------------

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR ENDED OCTOBER 31 (EXCEPT AS NOTED):

                          2002      2001/(B)/
                          ----      ----
INTERNATIONAL EMERGING MARKETS FUND
-----------------------------------
ADVISORS PREFERRED
------------------
 SHARES
 ------
Net Asset Value,
 Beginning of Period..   $8.32     $10.24
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)....      --       0.07
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........    0.46      (1.97)
                          ----      -----
 Total From Investment
            Operations    0.46      (1.90)
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...   (0.04)     (0.02)
                         -----      -----
   Total Dividends and
         Distributions   (0.04)     (0.02)
                         -----      -----
Net Asset Value, End
 of Period............   $8.74      $8.32
                         =====      =====
Total Return..........    5.53%    (19.24)%/(c)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $1,543     $1,041
 Ratio of Expenses to
  Average Net Assets..    1.92%      1.92%/(d)/
 Ratio of Net
  Investment Income to
  Average Net Assets..    0.10%      0.90%/(d)/
 Portfolio Turnover
  Rate................   151.0%     156.3%/(d)/

                          2002      2001/(B)/
                          ----      ----
INTERNATIONAL EMERGING MARKETS FUND
-----------------------------------
ADVISORS SELECT SHARES
----------------------
Net Asset Value,
 Beginning of Period..   $8.31     $10.24
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)....      --       0.06
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........    0.45      (1.97)
                          ----      -----
 Total From Investment
            Operations    0.45      (1.91)
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...   (0.03)     (0.02)
                         -----      -----
   Total Dividends and
         Distributions   (0.03)     (0.02)
                         -----      -----
Net Asset Value, End
 of Period............   $8.73      $8.31
                         =====      =====
Total Return..........    5.34%    (19.33)%/(c)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $1,093     $1,040
 Ratio of Expenses to
  Average Net Assets..    2.10%      2.10%/(d)/
 Ratio of Net
  Investment Income to
  Average Net Assets..      --       0.73%/(d)/
 Portfolio Turnover
  Rate................   151.0%     156.3%/(d)/

                          2002      2001/(E)/
                          ----      ----
INTERNATIONAL EMERGING MARKETS FUND
-----------------------------------
CLASS J SHARES
--------------
Net Asset Value,
 Beginning of Period..   $8.26     $10.29
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)....   (0.02)      0.01
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........    0.45      (2.04)
                          ----      -----
 Total From Investment
            Operations    0.43      (2.03)
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...   (0.01)        --
 ----                    -----
   Total Dividends and
         Distributions   (0.01)        --
 ----                    -----
Net Asset Value, End
 of Period............   $8.68      $8.26
                         =====      =====
Total Return /(a)/ ...    5.17%    (19.41)%/(c)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $2,240       $347
 Ratio of Expenses to
  Average Net Assets..    2.30%      2.26%/(d)/
 Ratio of Net
  Investment Income to
  Average Net Assets..   (0.28)%     0.42%/(d)/
 Portfolio Turnover
  Rate................   151.0%     156.3%/(d)/

                          2002      2001/(E)/
                          ----      ----
INTERNATIONAL EMERGING MARKETS FUND
-----------------------------------
INSTITUTIONAL SHARES
--------------------
Net Asset Value,
 Beginning of Period..   $8.31     $10.29
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)....    0.09       0.05
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........    0.42      (2.03)
                          ----      -----
 Total From Investment
            Operations    0.51      (1.98)
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...   (0.10)        --
 ----                    -----
   Total Dividends and
         Distributions   (0.10)        --
 ----                    -----
Net Asset Value, End
 of Period............   $8.72      $8.31
                         =====      =====
Total Return..........    6.03%    (18.93)%/(c)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $2,517       $314
 Ratio of Expenses to
  Average Net Assets..    1.35%      1.35%/(d)/
 Ratio of Net
  Investment Income to
  Average Net Assets..    0.73%      3.65%/(d)/
 Portfolio Turnover
  Rate................   151.0%     156.3%/(d)/

                          2002      2001/(B)/
                          ----      ----
INTERNATIONAL EMERGING MARKETS FUND
-----------------------------------
PREFERRED SHARES
----------------
Net Asset Value,
 Beginning of Period..   $8.33     $10.24
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)....    0.05       0.08
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........    0.45      (1.97)
                          ----      -----
 Total From Investment
            Operations    0.50      (1.89)
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...   (0.07)     (0.02)
                         -----      -----
   Total Dividends and
         Distributions   (0.07)     (0.02)
                         -----      -----
Net Asset Value, End
 of Period............   $8.76      $8.33
                         =====      =====
Total Return..........    5.97%    (19.22)%/(c)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $1,102     $1,042
 Ratio of Expenses to
  Average Net Assets..    1.61%      1.61%/(d)/
 Ratio of Net
  Investment Income to
  Average Net Assets..    0.49%      0.69%/(d)/
 Portfolio Turnover
  Rate................   151.0%     156.3%/(d)/

                          2002      2001/(B)/
                          ----      ----
INTERNATIONAL EMERGING MARKETS FUND
-----------------------------------
SELECT SHARES
-------------
Net Asset Value,
 Beginning of Period..   $8.33     $10.24
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)....    0.04       0.08
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........    0.45      (1.97)
                          ----      -----
 Total From Investment
            Operations    0.49      (1.89)
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...   (0.06)     (0.02)
                         -----      -----
   Total Dividends and
         Distributions   (0.06)     (0.02)
                         -----      -----
Net Asset Value, End
 of Period............   $8.76      $8.33
                         =====      =====
Total Return..........    5.85%    (19.14)%/(c)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $1,095     $1,043
 Ratio of Expenses to
  Average Net Assets..    1.72%      1.73%/(d)/
 Ratio of Net
  Investment Income to
  Average Net Assets..    0.38%      1.09%/(d)/
 Portfolio Turnover
  Rate................   151.0%     156.3%/(d)/


See accompanying notes.

                         PRINCIPAL INVESTORS FUND, INC.

 -------------------------------------------------------------------------------
See accompanying notes.

                         PRINCIPAL INVESTORS FUND, INC.

 -------------------------------------------------------------------------------

/(a) /Total return is calculated without the contingent deferred sales charge. /(b) /Period from December 6, 2000, date shares first offered, through October
  31, 2001. Advisors Preferred, Advisors Select, Preferred, and Select classes of shares each recognized $.01 of net investment income per share and incurred an unrealized gain of $.23 per share from November 30, 2000 through December 5, 2000.
/(c) /Total return amounts have not been annualized.
/(d) /Computed on an annualized basis.
/(e) /Period from March 1, 2001, date shares first offered, through October 31,
  2001. Class J and Institutional shares each incurred an unrealized loss of $.06 per share from February 27, 2001 through February 28, 2001.
See accompanying notes.

                              FINANCIAL HIGHLIGHTS
                         PRINCIPAL INVESTORS FUND, INC.

 -------------------------------------------------------------------------------

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR ENDED OCTOBER 31 (EXCEPT AS NOTED):



                           2002      2001/(C)/
                           ----      ----
INTERNATIONAL FUND I
--------------------
ADVISORS PREFERRED
------------------
 SHARES
 ------
Net Asset Value,
 Beginning of Period..    $7.40     $10.19
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)....    (0.02)      0.04
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........    (0.87)     (2.83)
                          -----      -----
 Total From Investment
            Operations    (0.89)     (2.79)
                          -----      -----
Net Asset Value, End
 of Period............    $6.51      $7.40
                          =====      =====
Total Return..........   (12.03)%   (26.92)%/(d)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........   $3,304       $926
 Ratio of Expenses to
  Average Net Assets..     1.47%      1.47%/(e)/
 Ratio of Gross
  Expenses to Average
  Net Assets /(a)/ ...     1.47%        --
 Ratio of Net
  Investment Income to
  Average Net Assets..     0.46%      0.79%/(e)/
 Portfolio Turnover
  Rate................     71.4%      86.8%/(e)/

                           2002      2001/(C)/
                           ----      ----
INTERNATIONAL FUND I
--------------------
ADVISORS SELECT SHARES
----------------------
Net Asset Value,
 Beginning of Period..    $7.38     $10.19
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)....    (0.02)      0.03
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........    (0.89)     (2.84)
                          -----      -----
 Total From Investment
            Operations    (0.91)     (2.81)
                          -----      -----
Net Asset Value, End
 of Period............    $6.47      $7.38
                          =====      =====
Total Return..........   (12.33)%   (27.12)%/(d)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........   $3,172       $974
 Ratio of Expenses to
  Average Net Assets..     1.65%      1.65%/(e)/
 Ratio of Gross
  Expenses to Average
  Net Assets /(a)/ ...     1.65%        --
 Ratio of Net
  Investment Income to
  Average Net Assets..     0.38%      0.60%/(e)/
 Portfolio Turnover
  Rate................     71.4%      86.8%/(e)/

                           2002      2001/(F)/
                           ----      ----
INTERNATIONAL FUND I
--------------------
CLASS J SHARES
--------------
Net Asset Value,
 Beginning of Period..    $7.42      $9.54
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)....     0.01      (0.01)
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........    (0.94)     (2.11)
                          -----      -----
 Total From Investment
            Operations    (0.93)     (2.12)
                          -----      -----
Net Asset Value, End
 of Period............    $6.49      $7.42
                          =====      =====
Total Return /(b)/ ...   (12.53)%   (22.22)%/(d)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $10,104     $2,165
 Ratio of Expenses to
  Average Net Assets..     1.85%      1.81%/(e)/
 Ratio of Gross
  Expenses to Average
  Net Assets /(a)/ ...     1.85%        --
 Ratio of Net
  Investment Income to
  Average Net Assets..     0.03%     (0.36)%/(e)/
 Portfolio Turnover
  Rate................     71.4%      86.8%/(e)/

                           2002      2001/(F)/
                           ----      ----
INTERNATIONAL FUND I
--------------------
INSTITUTIONAL SHARES
--------------------
Net Asset Value,
 Beginning of Period..    $7.46      $9.54
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)....     0.02         --
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........    (0.88)     (2.08)
                          -----      -----
 Total From Investment
            Operations    (0.86)     (2.08)
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...    (0.08)        --
 ----                     -----
   Total Dividends and
         Distributions    (0.08)        --
 ----                     -----
Net Asset Value, End
 of Period............    $6.52      $7.46
                          =====      =====
Total Return..........   (11.60)%   (21.80)%/(d)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $20,504     $1,782
 Ratio of Expenses to
  Average Net Assets..     0.90%      0.90%/(e)/
 Ratio of Gross
  Expenses to Average
  Net Assets /(a)/ ...     0.90%        --
 Ratio of Net
  Investment Income to
  Average Net Assets..     1.15%      0.34%/(e)/
 Portfolio Turnover
  Rate................     71.4%      86.8%/(e)/

                           2002      2001/(C)/
                           ----      ----
INTERNATIONAL FUND I
--------------------
PREFERRED SHARES
----------------
Net Asset Value,
 Beginning of Period..    $7.41     $10.19
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)....    (0.01)      0.03
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........    (0.85)     (2.81)
                          -----      -----
 Total From Investment
            Operations    (0.86)     (2.78)
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...    (0.04)        --
 ----                     -----
   Total Dividends and
         Distributions    (0.04)        --
 ----                     -----
Net Asset Value, End
 of Period............    $6.51      $7.41
                          =====      =====
Total Return..........   (11.61)%   (26.82)%/(d)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........   $4,166       $925
 Ratio of Expenses to
  Average Net Assets..     1.16%      1.16%/(e)/
 Ratio of Gross
  Expenses to Average
  Net Assets /(a)/ ...     1.16%        --
 Ratio of Net
  Investment Income to
  Average Net Assets..     0.75%      0.21%/(e)/
 Portfolio Turnover
  Rate................     71.4%      86.8%/(e)/

                           2002      2001/(C)/
                           ----      ----
INTERNATIONAL FUND I
--------------------
SELECT SHARES
-------------
Net Asset Value,
 Beginning of Period..    $7.41     $10.19
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)....    (0.01)      0.05
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........    (0.87)     (2.83)
                          -----      -----
 Total From Investment
            Operations    (0.88)     (2.78)
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...    (0.03)        --
 ----                     -----
   Total Dividends and
         Distributions    (0.03)        --
 ----                     -----
Net Asset Value, End
 of Period............    $6.50      $7.41
                          =====      =====
Total Return..........   (11.96)%   (26.82)%/(d)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........   $2,381       $927
 Ratio of Expenses to
  Average Net Assets..     1.28%      1.28%/(e)/
 Ratio of Gross
  Expenses to Average
  Net Assets /(a)/ ...     1.28%        --
 Ratio of Net
  Investment Income to
  Average Net Assets..     0.76%      0.98%/(e)/
 Portfolio Turnover
  Rate................     71.4%      86.8%/(e)/


See accompanying notes.

                         PRINCIPAL INVESTORS FUND, INC.

 -------------------------------------------------------------------------------
See accompanying notes.

                         PRINCIPAL INVESTORS FUND, INC.

 -------------------------------------------------------------------------------

/(a) /Expense ratio without fees paid indirectly.
/(b) /Total return is calculated without the contingent deferred sales charge. /(c) /Period from December 6, 2000, date shares first offered, through October
  31, 2001. Advisors Preferred, Advisors Select, Preferred, and Select classes of shares each recognized $.01 of net investment income per share and incurred an unrealized gain of $.18 per share from November 28, 2000 through December 5, 2000.
/(d) /Total return amounts have not been annualized.
/(e) /Computed on an annualized basis.
/(f) /Period from March 1, 2001, date shares first offered, through October 31,
  2001. Class J and Institutional shares each incurred an unrealized loss of $.03 per share from February 27, 2001 through February 28, 2001.
See accompanying notes.

                              FINANCIAL HIGHLIGHTS
                         PRINCIPAL INVESTORS FUND, INC.

 -------------------------------------------------------------------------------

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR ENDED OCTOBER 31 (EXCEPT AS NOTED):



                            2002      2001/(C)/
                            ----      ----
INTERNATIONAL FUND II
---------------------
ADVISORS PREFERRED
------------------
 SHARES
 ------
Net Asset Value,
 Beginning of Period..     $7.55     $10.18
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)....      0.02      (0.07)
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........     (0.70)     (2.56)
                           -----      -----
 Total From Investment
            Operations     (0.68)     (2.63)
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...     (0.04)        --
 ----                      -----
   Total Dividends and
         Distributions     (0.04)        --
 ----                      -----
Net Asset Value, End
 of Period............     $6.83      $7.55
                           =====      =====
Total Return..........     (9.07)%   (25.76)%/(d)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........    $1,405       $756
 Ratio of Expenses to
  Average Net Assets..      1.57%      1.57%/(e)/
 Ratio of Gross
  Expenses to Average
  Net Assets /(a)/ ...      1.57%        --
 Ratio of Net
  Investment Income to
  Average Net Assets..      0.10%      0.34%/(e)/
 Portfolio Turnover
  Rate................      96.9%     143.1%/(e)/

                            2002      2001/(C)/
                            ----      ----
INTERNATIONAL FUND II
---------------------
ADVISORS SELECT SHARES
----------------------
Net Asset Value,
 Beginning of Period..     $7.53     $10.18
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)....     (0.08)     (0.08)
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........     (0.84)     (2.57)
                           -----      -----
 Total From Investment
            Operations     (0.92)     (2.65)
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...     (0.03)        --
 ----                      -----
   Total Dividends and
         Distributions     (0.03)        --
 ----                      -----
Net Asset Value, End
 of Period............     $6.58      $7.53
                           =====      =====
Total Return..........    (12.32)%   (25.96)%/(d)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........      $199       $754
 Ratio of Expenses to
  Average Net Assets..      1.74%      1.75%/(e)/
 Ratio of Gross
  Expenses to Average
  Net Assets /(a)/ ...      1.75%        --
 Ratio of Net
  Investment Income to
  Average Net Assets..     (0.03)%     0.16%/(e)/
 Portfolio Turnover
  Rate................      96.9%     143.1%/(e)/

                            2002      2001/(F)/
                            ----      ----
INTERNATIONAL FUND II
---------------------
CLASS J SHARES
--------------
Net Asset Value,
 Beginning of Period..     $7.56      $9.29
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)....      0.04      (0.01)
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........     (0.97)     (1.72)
                           -----      -----
 Total From Investment
            Operations     (0.93)     (1.73)
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...     (0.01)        --
 ----                      -----
   Total Dividends and
         Distributions     (0.01)        --
 ----                      -----
Net Asset Value, End
 of Period............     $6.62      $7.56
                           =====      =====
Total Return /(b)/ ...    (12.33)%   (18.80)%/(d)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........    $3,871       $931
 Ratio of Expenses to
  Average Net Assets..      1.95%      1.92%/(e)/
 Ratio of Gross
  Expenses to Average
  Net Assets /(a)/ ...      1.95%        --
 Ratio of Net
  Investment Income to
  Average Net Assets..     (0.11)%    (0.38)%/(e)/
 Portfolio Turnover
  Rate................      96.9%     143.1%/(e)/

                            2002      2001/(C)/
                            ----      ----
INTERNATIONAL FUND II
---------------------
INSTITUTIONAL SHARES
--------------------
Net Asset Value,
 Beginning of Period..     $7.58     $10.19
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)....     (0.01)      0.09
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........     (0.86)     (2.70)
                           -----      -----
 Total From Investment
            Operations     (0.87)     (2.61)
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...     (0.08)        --
 ----                      -----
   Total Dividends and
         Distributions     (0.08)        --
 ----                      -----
Net Asset Value, End
 of Period............     $6.63      $7.58
                           =====      =====
Total Return..........    (11.58)%   (25.47)%/(d)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $117,442     $2,176
 Ratio of Expenses to
  Average Net Assets..      0.99%      1.00%/(e)/
 Ratio of Gross
  Expenses to Average
  Net Assets /(a)/ ...      1.00%        --
 Ratio of Net
  Investment Income to
  Average Net Assets..      0.93%      0.36%/(e)/
 Portfolio Turnover
  Rate................      96.9%     143.1%/(e)/

                            2002      2001/(C)/
                            ----      ----
INTERNATIONAL FUND II
---------------------
PREFERRED SHARES
----------------
Net Asset Value,
 Beginning of Period..     $7.55     $10.19
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)....      0.02      (0.05)
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........     (0.90)     (2.59)
                           -----      -----
 Total From Investment
            Operations     (0.88)     (2.64)
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...     (0.06)        --
 ----                      -----
   Total Dividends and
         Distributions     (0.06)        --
 ----                      -----
Net Asset Value, End
 of Period............     $6.61      $7.55
                           =====      =====
Total Return..........    (11.72)%   (25.76)%/(d)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........      $623       $756
 Ratio of Expenses to
  Average Net Assets..      1.25%      1.26%/(e)/
 Ratio of Gross
  Expenses to Average
  Net Assets /(a)/ ...      1.26%        --
 Ratio of Net
  Investment Income to
  Average Net Assets..      0.43%      0.65%/(e)/
 Portfolio Turnover
  Rate................      96.9%     143.1%/(e)/

                            2002      2002/(C)/
                            ----      ----
INTERNATIONAL FUND II
---------------------
SELECT SHARES
-------------
Net Asset Value,
 Beginning of Period..     $7.55     $10.19
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)....     (0.03)     (0.06)
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........     (0.86)     (2.58)
                           -----      -----
 Total From Investment
            Operations     (0.89)     (2.64)
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...     (0.06)        --
 ----                      -----
   Total Dividends and
         Distributions     (0.06)        --
 ----                      -----
Net Asset Value, End
 of Period............     $6.60      $7.55
                           =====      =====
Total Return..........    (11.96)%   (25.76)%/(d)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........      $195       $756
 Ratio of Expenses to
  Average Net Assets..      1.36%      1.38%/(e)/
 Ratio of Gross
  Expenses to Average
  Net Assets /(a)/ ...      1.37%        --
 Ratio of Net
  Investment Income to
  Average Net Assets..      0.35%      0.53%/(e)/
 Portfolio Turnover
  Rate................      96.9%     143.1%/(e)/


See accompanying notes.

                         PRINCIPAL INVESTORS FUND, INC.

 -------------------------------------------------------------------------------
See accompanying notes.

                         PRINCIPAL INVESTORS FUND, INC.

 -------------------------------------------------------------------------------

/(a) /Expense ratio without fees paid indirectly.
/(b) /Total return is calculated without the contingent deferred sales charge. /(c) /Period from December 6, 2000, date shares first offered, through October
  31, 2001. Advisors Preferred, Advisors Select, Institutional, Preferred, and Select classes of shares incurred an unrealized gain of $.18, $.18, $.19, $.19, and $.19 per share, respectively, from November 27, 2000 through December 5, 2000.
/(d) /Total return amounts have not been annualized.
/(e) /Computed on an annualized basis.
/(f) /Period from March 1, 2001, date shares first offered, through October 31,
  2001. Class J incurred an unrealized loss of $.03 per share from February 27, 2001 through February 28, 2001.
See accompanying notes.

                              FINANCIAL HIGHLIGHTS
                         PRINCIPAL INVESTORS FUND, INC.

 -------------------------------------------------------------------------------

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR ENDED OCTOBER 31 (EXCEPT AS NOTED):

                          2002      2001/(B)/
                          ----      ----
INTERNATIONAL SMALLCAP FUND
---------------------------
ADVISORS PREFERRED
------------------
 SHARES
 ------
Net Asset Value,
 Beginning of Period..   $7.42     $10.19
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)....      --       0.02
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........   (0.77)     (2.78)
                         -----      -----
 Total From Investment
            Operations   (0.77)     (2.76)
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...      --      (0.01)
 ----                               -----
   Total Dividends and
         Distributions      --      (0.01)
 ----                               -----
Net Asset Value, End
 of Period............   $6.65      $7.42
                         =====      =====
Total Return..........  (10.38)%   (27.40)%/(c)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $1,692       $927
 Ratio of Expenses to
  Average Net Assets..    1.77%      1.77%/(d)/
 Ratio of Net
  Investment Income to
  Average Net Assets..    0.22%      0.35%/(d)/
 Portfolio Turnover
  Rate................    63.4%     148.0%/(d)/

                          2002      2001/(B)/
                          ----      ----
INTERNATIONAL SMALLCAP FUND
---------------------------
ADVISORS SELECT SHARES
----------------------
Net Asset Value,
 Beginning of Period..   $7.40     $10.19
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)....      --       0.01
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........   (0.77)     (2.79)
                         -----      -----
 Total From Investment
            Operations   (0.77)     (2.78)
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...      --      (0.01)
 ----                               -----
   Total Dividends and
         Distributions      --      (0.01)
 ----                               -----
Net Asset Value, End
 of Period............   $6.63      $7.40
                         =====      =====
Total Return..........  (10.41)%   (27.60)%/(c)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $1,076       $926
 Ratio of Expenses to
  Average Net Assets..    1.95%      1.95%/(d)/
 Ratio of Net
  Investment Income to
  Average Net Assets..    0.07%      0.17%/(d)/
 Portfolio Turnover
  Rate................    63.4%     148.0%/(d)/

                          2002      2001/(E)/
                          ----      ----
INTERNATIONAL SMALLCAP FUND
---------------------------
CLASS J SHARES
--------------
Net Asset Value,
 Beginning of Period..   $7.43      $9.55
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)....      --      (0.01)
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........   (0.78)     (2.11)
                         -----      -----
 Total From Investment
            Operations   (0.78)     (2.12)
                         -----      -----
Net Asset Value, End
 of Period............   $6.65      $7.43
                         =====      =====
Total Return /(a)/ ...  (10.50)%   (21.87)%/(c)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $3,212       $635
 Ratio of Expenses to
  Average Net Assets..    2.15%      2.12%/(d)/
 Ratio of Net
  Investment Income to
  Average Net Assets..   (0.16)%    (0.43)%/(d)/
 Portfolio Turnover
  Rate................    63.4%     148.0%/(d)/

                          2002      2001/(E)/
                          ----      ----
INTERNATIONAL SMALLCAP FUND
---------------------------
INSTITUTIONAL SHARES
--------------------
Net Asset Value,
 Beginning of Period..   $7.48      $9.55
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)....    0.05       0.02
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........   (0.78)     (2.09)
                         -----      -----
 Total From Investment
            Operations   (0.73)     (2.07)
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...   (0.03)        --
 ----                    -----
   Total Dividends and
         Distributions   (0.03)        --
 ----                    -----
Net Asset Value, End
 of Period............   $6.72      $7.48
                         =====      =====
Total Return..........   (9.85)%   (21.35)%/(c)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........    $594       $147
 Ratio of Expenses to
  Average Net Assets..    1.20%      1.20%/(d)/
 Ratio of Net
  Investment Income to
  Average Net Assets..    0.80%      1.54%/(d)/
 Portfolio Turnover
  Rate................    63.4%     148.0%/(d)/

                          2002      2001/(B)/
                          ----      ----
INTERNATIONAL SMALLCAP FUND
---------------------------
PREFERRED SHARES
----------------
Net Asset Value,
 Beginning of Period..   $7.44     $10.19
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)....    0.06      (0.02)
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........   (0.79)     (2.72)
                         -----      -----
 Total From Investment
            Operations   (0.73)     (2.74)
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...   (0.01)     (0.01)
                         -----      -----
   Total Dividends and
         Distributions   (0.01)     (0.01)
                         -----      -----
Net Asset Value, End
 of Period............   $6.70      $7.44
                         =====      =====
Total Return..........   (9.87)%   (27.20)%/(c)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $1,475       $930
 Ratio of Expenses to
  Average Net Assets..    1.46%      1.46%/(d)/
 Ratio of Net
  Investment Income to
  Average Net Assets..    0.63%     (0.10)%/(d)/
 Portfolio Turnover
  Rate................    63.4%     148.0%/(d)/

                          2002      2001/(B)/
                          ----      ----
INTERNATIONAL SMALLCAP FUND
---------------------------
SELECT SHARES
-------------
Net Asset Value,
 Beginning of Period..   $7.43     $10.19
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)....    0.04       0.03
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........   (0.79)     (2.78)
                         -----      -----
 Total From Investment
            Operations   (0.75)     (2.75)
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...      --      (0.01)
 ----                               -----
   Total Dividends and
         Distributions      --      (0.01)
 ----                               -----
Net Asset Value, End
 of Period............   $6.68      $7.43
                         =====      =====
Total Return..........  (10.09)%   (27.30)%/(c)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........    $834       $928
 Ratio of Expenses to
  Average Net Assets..    1.57%      1.58%/(d)/
 Ratio of Net
  Investment Income to
  Average Net Assets..    0.48%      0.54%/(d)/
 Portfolio Turnover
  Rate................    63.4%     148.0%/(d)/


See accompanying notes.

                         PRINCIPAL INVESTORS FUND, INC.

 -------------------------------------------------------------------------------
See accompanying notes.

                         PRINCIPAL INVESTORS FUND, INC.

 -------------------------------------------------------------------------------

/(a) /Total return is calculated without the contingent deferred sales charge. /(b) /Period from December 6, 2000, date shares first offered, through October
  31, 2001. Advisors Preferred, Advisors Select, Preferred, and Select classes of shares each recognized $.01 of net investment income per share and incurred an unrealized gain of $.18 per share from November 29, 2000 through December 5, 2000.
/(c) /Total return amounts have not been annualized.
/(d) /Computed on an annualized basis.
/(e) /Period from March 1, 2001, date shares first offered, through October 31,
  2001. Class J and Institutional shares each incurred an unrealized loss of $.01 per share from February 27, 2001 through February 28, 2001.
See accompanying notes.

                              FINANCIAL HIGHLIGHTS
                         PRINCIPAL INVESTORS FUND, INC.

 -------------------------------------------------------------------------------

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR ENDED OCTOBER 31 (EXCEPT AS NOTED):



                           2002      2001/(B)/
                           ----      ----
LARGECAP GROWTH FUND
--------------------
ADVISORS PREFERRED
------------------
 SHARES
 ------
Net Asset Value,
 Beginning of Period..    $6.30     $10.01
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)....    (0.02)     (0.03)
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........    (1.12)     (3.67)
                          -----      -----
 Total From Investment
            Operations    (1.14)     (3.70)
Less Dividends and
 Distributions:
 Tax Return of Capital
  Distribution........       --      (0.01)
  ----                               -----
   Total Dividends and
         Distributions       --      (0.01)
  ----                               -----
Net Asset Value, End
 of Period............    $5.16      $6.30
                          =====      =====
Total Return..........   (18.10)%   (35.88)%/(c)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........     $646       $788
 Ratio of Expenses to
  Average Net Assets..     1.12%      1.12%/(d)/
 Ratio of Net
  Investment Income to
  Average Net Assets..    (0.29)%    (0.36)%/(d)/
 Portfolio Turnover
  Rate................     29.6%      37.5%/(d)/

                           2002      2001/(B)/
                           ----      ----
LARGECAP GROWTH FUND
--------------------
ADVISORS SELECT SHARES
----------------------
Net Asset Value,
 Beginning of Period..    $6.29     $10.01
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)....    (0.03)     (0.04)
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........    (1.11)     (3.67)
                          -----      -----
 Total From Investment
            Operations    (1.14)     (3.71)
Less Dividends and
 Distributions:
 Tax Return of Capital
  Distribution........       --      (0.01)
  ----                               -----
   Total Dividends and
         Distributions       --      (0.01)
  ----                               -----
Net Asset Value, End
 of Period............    $5.15      $6.29
                          =====      =====
Total Return..........   (18.12)%   (35.98)%/(c)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........     $644       $787
 Ratio of Expenses to
  Average Net Assets..     1.30%      1.30%/(d)/
 Ratio of Net
  Investment Income to
  Average Net Assets..    (0.47)%    (0.54)%/(d)/
 Portfolio Turnover
  Rate................     29.6%      37.5%/(d)/

                           2002      2001/(E)/
                           ----      ----
LARGECAP GROWTH FUND
--------------------
CLASS J SHARES
--------------
Net Asset Value,
 Beginning of Period..    $6.14      $7.63
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)....    (0.01)     (0.01)
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........    (1.12)     (1.48)
                          -----      -----
 Total From Investment
            Operations    (1.13)     (1.49)
                          -----      -----
Net Asset Value, End
 of Period............    $5.01      $6.14
                          =====      =====
Total Return /(a)/ ...   (18.40)%   (20.05)%/(c)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........   $5,092     $1,406
 Ratio of Expenses to
  Average Net Assets..     1.50%      1.47%/(d)/
 Ratio of Net
  Investment Income to
  Average Net Assets..    (0.64)%    (0.63)%/(d)/
 Portfolio Turnover
  Rate................     29.6%      37.5%/(d)/

                           2002      2001/(E)/
                           ----      ----
LARGECAP GROWTH FUND
--------------------
INSTITUTIONAL SHARES
--------------------
Net Asset Value,
 Beginning of Period..    $6.17      $7.63
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)....    (0.03)        --
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........    (1.05)     (1.46)
                          -----      -----
 Total From Investment
            Operations    (1.08)     (1.46)
                          -----      -----
Net Asset Value, End
 of Period............    $5.09      $6.17
                          =====      =====
Total Return..........   (17.50)%   (19.66)%/(c)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $23,787     $1,524
 Ratio of Expenses to
  Average Net Assets..     0.55%      0.55%/(d)/
 Ratio of Net
  Investment Income to
  Average Net Assets..     0.34%      0.34%/(d)/
 Portfolio Turnover
  Rate................     29.6%      37.5%/(d)/

                           2002      2001/(B)/
                           ----      ----
LARGECAP GROWTH FUND
--------------------
PREFERRED SHARES
----------------
Net Asset Value,
 Beginning of Period..    $6.31     $10.01
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)....     0.01      (0.03)
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........    (1.13)     (3.66)
                          -----      -----
 Total From Investment
            Operations    (1.12)     (3.69)
Less Dividends and
 Distributions:
 Tax Return of Capital
  Distribution........       --      (0.01)
  ----                               -----
   Total Dividends and
         Distributions       --      (0.01)
  ----                               -----
Net Asset Value, End
 of Period............    $5.19      $6.31
                          =====      =====
Total Return..........   (17.75)%   (35.77)%/(c)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........   $1,584       $789
 Ratio of Expenses to
  Average Net Assets..     0.81%      0.81%/(d)/
 Ratio of Net
  Investment Income to
  Average Net Assets..     0.06%     (0.07)%/(d)/
 Portfolio Turnover
  Rate................     29.6%      37.5%/(d)/

                           2002      2001/(B)/
                           ----      ----
LARGECAP GROWTH FUND
--------------------
SELECT SHARES
-------------
Net Asset Value,
 Beginning of Period..    $6.31     $10.01
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)....    (0.01)     (0.02)
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........    (1.12)     (3.67)
                          -----      -----
 Total From Investment
            Operations    (1.13)     (3.69)
Less Dividends and
 Distributions:
 Tax Return of Capital
  Distribution........       --      (0.01)
  ----                               -----
   Total Dividends and
         Distributions       --      (0.01)
  ----                               -----
Net Asset Value, End
 of Period............    $5.18      $6.31
                          =====      =====
Total Return..........   (17.91)%   (35.77)%/(c)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........     $648       $789
 Ratio of Expenses to
  Average Net Assets..     0.92%      0.93%/(d)/
 Ratio of Net
  Investment Income to
  Average Net Assets..    (0.10)%    (0.17)%/(d)/
 Portfolio Turnover
  Rate................     29.6%      37.5%/(d)/


See accompanying notes.

                         PRINCIPAL INVESTORS FUND, INC.

 -------------------------------------------------------------------------------
See accompanying notes.

                         PRINCIPAL INVESTORS FUND, INC.

 -------------------------------------------------------------------------------

/(a) /Total return is calculated without the contingent deferred sales charge. /(b) /Period from December 6, 2000, date shares first offered, through October
  31, 2001. Advisors Preferred, Advisors Select, Preferred and Select classes of shares each recognized $.01 of net investment income per share from November 27, 2000 through December 5, 2000.
/(c) /Total return amounts have not been annualized.
/(d) /Computed on an annualized basis.
/(e) /Period from March 1, 2001, date shares first offered, through October 31,
  2001. Class J and Institutional shares each incurred an unrealized loss of $.12 per share from February 27, 2001 through February 28, 2001.
See accompanying notes.

                              FINANCIAL HIGHLIGHTS
                         PRINCIPAL INVESTORS FUND, INC.

 -------------------------------------------------------------------------------

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR ENDED OCTOBER 31 (EXCEPT AS NOTED):

                           2002      2001/(B)/
                           ----      ----
LARGECAP S&P 500 INDEX FUND
---------------------------
ADVISORS PREFERRED
------------------
 SHARES
 ------
Net Asset Value,
 Beginning of Period..    $8.11     $10.47
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)....     0.02       0.05
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........    (1.30)     (2.40)
                          -----      -----
 Total From Investment
            Operations    (1.28)     (2.35)
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...    (0.04)     (0.01)
                          -----      -----
   Total Dividends and
         Distributions    (0.04)     (0.01)
                          -----      -----
Net Asset Value, End
 of Period............    $6.79      $8.11
                          =====      =====
Total Return..........   (15.86)%   (20.99)%/(c)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........   $6,563     $1,015
 Ratio of Expenses to
  Average Net Assets..     0.72%      0.72%/(d)/
 Ratio of Net
  Investment Income to
  Average Net Assets..     0.97%      0.70%/(d)/
 Portfolio Turnover
  Rate................     67.9%     117.4%/(d)/

                           2002      2001/(B)/
                           ----      ----
LARGECAP S&P 500 INDEX FUND
---------------------------
ADVISORS SELECT SHARES
----------------------
Net Asset Value,
 Beginning of Period..    $8.10     $10.47
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)....     0.03       0.04
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........    (1.33)     (2.40)
                          -----      -----
 Total From Investment
            Operations    (1.30)     (2.36)
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...    (0.03)     (0.01)
                          -----      -----
   Total Dividends and
         Distributions    (0.03)     (0.01)
                          -----      -----
Net Asset Value, End
 of Period............    $6.77      $8.10
                          =====      =====
Total Return..........   (16.15)%   (21.09)%/(c)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........   $2,099     $1,080
 Ratio of Expenses to
  Average Net Assets..     0.90%      0.90%/(d)/
 Ratio of Net
  Investment Income to
  Average Net Assets..     0.71%      0.52%/(d)/
 Portfolio Turnover
  Rate................     67.9%     117.4%/(d)/

                           2002      2001/(E)/
                           ----      ----
LARGECAP S&P 500 INDEX FUND
---------------------------
CLASS J SHARES
--------------
Net Asset Value,
 Beginning of Period..    $8.04      $9.37
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)....     0.03       0.01
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........    (1.34)     (1.34)
                          -----      -----
 Total From Investment
            Operations    (1.31)     (1.33)
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...    (0.01)        --
  ----                    -----
   Total Dividends and
         Distributions    (0.01)        --
  ----                    -----
Net Asset Value, End
 of Period............    $6.72      $8.04
                          =====      =====
Total Return /(a)/ ...   (16.31)%   (14.38)%/(c)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $61,111    $12,926
 Ratio of Expenses to
  Average Net Assets..     1.10%      1.07%/(d)/
 Ratio of Net
  Investment Income to
  Average Net Assets..     0.51%      0.36%/(d)/
 Portfolio Turnover
  Rate................     67.9%     117.4%/(d)/

                           2002      2001/(E)/
                           ----      ----
LARGECAP S&P 500 INDEX FUND
---------------------------
INSTITUTIONAL SHARES
--------------------
Net Asset Value,
 Beginning of Period..    $8.09      $9.37
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)....     0.11       0.08
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........    (1.35)     (1.36)
                          -----      -----
 Total From Investment
            Operations    (1.24)     (1.28)
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...    (0.09)        --
  ----                    -----
   Total Dividends and
         Distributions    (0.09)        --
  ----                    -----
Net Asset Value, End
 of Period............    $6.76      $8.09
                          =====      =====
Total Return..........   (15.54)%   (13.84)%/(c)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........       $7         $8
 Ratio of Expenses to
  Average Net Assets..     0.15%      0.15%/(d)/
 Ratio of Net
  Investment Income to
  Average Net Assets..     1.44%      1.25%/(d)/
 Portfolio Turnover
  Rate................     67.9%     117.4%/(d)/

                           2002      2001/(B)/
                           ----      ----
LARGECAP S&P 500 INDEX FUND
---------------------------
PREFERRED SHARES
----------------
Net Asset Value,
 Beginning of Period..    $8.13     $10.47
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)....     0.07       0.05
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........    (1.30)     (2.38)
                          -----      -----
 Total From Investment
            Operations    (1.23)     (2.33)
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...    (0.07)     (0.01)
                          -----      -----
   Total Dividends and
         Distributions    (0.07)     (0.01)
                          -----      -----
Net Asset Value, End
 of Period............    $6.83      $8.13
                          =====      =====
Total Return..........   (15.31)%   (20.80)%/(c)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $30,529     $2,386
 Ratio of Expenses to
  Average Net Assets..     0.41%      0.41%/(d)/
 Ratio of Net
  Investment Income to
  Average Net Assets..     1.22%      0.86%/(d)/
 Portfolio Turnover
  Rate................     67.9%     117.4%/(d)/

                           2002      2001/(B)/
                           ----      ----
LARGECAP S&P 500 INDEX FUND
---------------------------
SELECT SHARES
-------------
Net Asset Value,
 Beginning of Period..    $8.13     $10.47
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)....     0.07       0.06
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........    (1.34)     (2.39)
                          -----      -----
 Total From Investment
            Operations    (1.27)     (2.33)
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...    (0.06)     (0.01)
                          -----      -----
   Total Dividends and
         Distributions    (0.06)     (0.01)
                          -----      -----
Net Asset Value, End
 of Period............    $6.80      $8.13
                          =====      =====
Total Return..........   (15.79)%   (20.80)%/(c)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........   $1,108     $1,016
 Ratio of Expenses to
  Average Net Assets..     0.52%      0.53%/(d)/
 Ratio of Net
  Investment Income to
  Average Net Assets..     1.07%      0.89%/(d)/
 Portfolio Turnover
  Rate................     67.9%     117.4%/(d)/


See accompanying notes.

                         PRINCIPAL INVESTORS FUND, INC.

 -------------------------------------------------------------------------------
See accompanying notes.

                         PRINCIPAL INVESTORS FUND, INC.

 -------------------------------------------------------------------------------

/(a) /Total return is calculated without the contingent deferred sales charge. /(b) /Period from December 6, 2000, date shares first offered, through October
  31, 2001. Advisors Preferred, Advisors Select, Preferred and Select classes of shares each recognized $.01 of net investment income per share and incurred an unrealized gain of $.46 per share from December 1, 2000 through December 5, 2000.
/(c) /Total return amounts have not been annualized.
/(d) /Computed on an annualized basis.
/(e) /Period from March 1, 2001, date shares first offered, through October 31,
  2001. Class J and Institutional shares each incurred an unrealized loss of $.14 per share from February 27, 2001 through February 28, 2001.
See accompanying notes.

                              FINANCIAL HIGHLIGHTS
                         PRINCIPAL INVESTORS FUND, INC.

 -------------------------------------------------------------------------------

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR ENDED OCTOBER 31 (EXCEPT AS NOTED):

                           2002      2001/(C)/
                           ----      ----
LARGECAP VALUE FUND
-------------------
ADVISORS PREFERRED
------------------
 SHARES
 ------
Net Asset Value,
 Beginning of Period..    $9.10     $10.17
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)....     0.09       0.06
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........    (0.91)     (1.12)
                          -----      -----
 Total From Investment
            Operations    (0.82)     (1.06)
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...    (0.05)     (0.01)
                          -----      -----
   Total Dividends and
         Distributions    (0.05)     (0.01)
                          -----      -----
Net Asset Value, End
 of Period............    $8.23      $9.10
                          =====      =====
Total Return..........    (9.09)%   (10.42)%/(d)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........   $1,030     $1,138
 Ratio of Expenses to
  Average Net Assets..     1.02%      1.02%/(e)/
 Ratio of Gross
  Expenses to Average
  Net Assets /(a)/ ...     1.02%        --
 Ratio of Net
  Investment Income to
  Average Net Assets..     0.98%      0.86%/(e)/
 Portfolio Turnover
  Rate................    128.9%     116.0%/(e)/

                           2002      2001/(C)/
                           ----      ----
LARGECAP VALUE FUND
-------------------
ADVISORS SELECT SHARES
----------------------
Net Asset Value,
 Beginning of Period..    $9.09     $10.17
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)....     0.08       0.05
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........    (0.92)     (1.12)
                          -----      -----
 Total From Investment
            Operations    (0.84)     (1.07)
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...    (0.03)     (0.01)
                          -----      -----
   Total Dividends and
         Distributions    (0.03)     (0.01)
                          -----      -----
Net Asset Value, End
 of Period............    $8.22      $9.09
                          =====      =====
Total Return..........    (9.26)%   (10.52)%/(d)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........   $2,033     $2,560
 Ratio of Expenses to
  Average Net Assets..     1.20%      1.20%/(e)/
 Ratio of Gross
  Expenses to Average
  Net Assets /(a)/ ...     1.20%        --
 Ratio of Net
  Investment Income to
  Average Net Assets..     0.80%      0.70%/(e)/
 Portfolio Turnover
  Rate................    128.9%     116.0%/(e)/

                           2002      2001/(F)/
                           ----      ----
LARGECAP VALUE FUND
-------------------
CLASS J SHARES
--------------
Net Asset Value,
 Beginning of Period..    $9.09     $10.12
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)....     0.03       0.02
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........    (0.89)     (1.05)
                          -----      -----
 Total From Investment
            Operations    (0.86)     (1.03)
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...    (0.01)        --
 ----                     -----
   Total Dividends and
         Distributions    (0.01)        --
 ----                     -----
Net Asset Value, End
 of Period............    $8.22      $9.09
                          =====      =====
Total Return /(b)/ ...    (9.44)%   (10.09)%/(d)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........   $3,683     $1,083
 Ratio of Expenses to
  Average Net Assets..     1.40%      1.35%/(e)/
 Ratio of Gross
  Expenses to Average
  Net Assets /(a)/ ...     1.40%        --
 Ratio of Net
  Investment Income to
  Average Net Assets..     0.59%      0.60%/(e)/
 Portfolio Turnover
  Rate................    128.9%     116.0%/(e)/

                           2002      2001/(F)/
                           ----      ----
LARGECAP VALUE FUND
-------------------
INSTITUTIONAL SHARES
--------------------
Net Asset Value,
 Beginning of Period..    $9.14     $10.12
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)....     0.13       0.02
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........    (0.90)     (1.00)
                          -----      -----
 Total From Investment
            Operations    (0.77)     (0.98)
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...    (0.10)        --
 ----                     -----
   Total Dividends and
         Distributions    (0.10)        --
 ----                     -----
Net Asset Value, End
 of Period............    $8.27      $9.14
                          =====      =====
Total Return..........    (8.54)%    (9.68)%/(d)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $27,086     $1,946
 Ratio of Expenses to
  Average Net Assets..     0.45%      0.45%/(e)/
 Ratio of Gross
  Expenses to Average
  Net Assets /(a)/ ...     0.45%        --
 Ratio of Net
  Investment Income to
  Average Net Assets..     1.58%      1.53%/(e)/
 Portfolio Turnover
  Rate................    128.9%     116.0%/(e)/

                           2002      2001/(C)/
                           ----      ----
LARGECAP VALUE FUND
-------------------
PREFERRED SHARES
----------------
Net Asset Value,
 Beginning of Period..    $9.13     $10.17
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)....     0.02       0.14
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........    (0.81)     (1.17)
                          -----      -----
 Total From Investment
            Operations    (0.79)     (1.03)
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...    (0.08)     (0.01)
                          -----      -----
   Total Dividends and
         Distributions    (0.08)     (0.01)
                          -----      -----
Net Asset Value, End
 of Period............    $8.26      $9.13
                          =====      =====
Total Return..........    (8.79)%   (10.12)%/(d)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........   $3,770     $1,141
 Ratio of Expenses to
  Average Net Assets..     0.71%      0.71%/(e)/
 Ratio of Gross
  Expenses to Average
  Net Assets /(a)/ ...     0.71%        --
 Ratio of Net
  Investment Income to
  Average Net Assets..     1.25%      0.90%/(e)/
 Portfolio Turnover
  Rate................    128.9%     116.0%/(e)/

                           2002      2001/(C)/
                           ----      ----
LARGECAP VALUE FUND
-------------------
SELECT SHARES
-------------
Net Asset Value,
 Beginning of Period..    $9.12     $10.17
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)....     0.11       0.07
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........    (0.91)     (1.11)
                          -----      -----
 Total From Investment
            Operations    (0.80)     (1.04)
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...    (0.07)     (0.01)
                          -----      -----
   Total Dividends and
         Distributions    (0.07)     (0.01)
                          -----      -----
Net Asset Value, End
 of Period............    $8.25      $9.12
                          =====      =====
Total Return..........    (8.90)%   (10.22)%/(d)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........   $1,031     $1,140
 Ratio of Expenses to
  Average Net Assets..     0.82%      0.83%/(e)/
 Ratio of Gross
  Expenses to Average
  Net Assets /(a)/ ...     0.82%        --
 Ratio of Net
  Investment Income to
  Average Net Assets..     1.17%      1.05%/(e)/
 Portfolio Turnover
  Rate................    128.9%     116.0%/(e)/


See accompanying notes.

                         PRINCIPAL INVESTORS FUND, INC.

 -------------------------------------------------------------------------------
See accompanying notes.

                         PRINCIPAL INVESTORS FUND, INC.

 -------------------------------------------------------------------------------

/(a) /Expense ratio without fees paid indirectly.
/(b) /Total return is calculated without the contingent deferred sales charge. /(c) /Period from December 6, 2000, date shares first offered, through October
  31, 2001. Advisors Preferred, Advisors Select, Preferred, and Select classes of shares each recognized $.01 of net investment income per share and incurred an unrealized gain of $.16 per share from December 1, 2000 through December 5, 2000.
/(d) /Total return amounts have not been annualized.
/(e) /Computed on an annualized basis.
/(f) /Period from March 1, 2001, date shares first offered, through October 31,
  2001. Class J and Institutional shares recognized $.00 and $.01 of net investment income per share, respectively, and incurred an unrealized loss of $.16 and $.18 per share, respectively, from February 27, 2001 through February 28, 2001.
See accompanying notes.

                              FINANCIAL HIGHLIGHTS
                         PRINCIPAL INVESTORS FUND, INC.

 -------------------------------------------------------------------------------

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR ENDED OCTOBER 31 (EXCEPT AS NOTED):



                           2002     2001/(C)/
                           ----     ----
MIDCAP BLEND FUND
-----------------
ADVISORS PREFERRED
------------------
 SHARES
 ------
Net Asset Value,
 Beginning of Period..    $9.32    $10.21
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)....     0.02      0.03
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........    (0.28)    (0.90)
                          -----     -----
 Total From Investment
            Operations    (0.26)    (0.87)
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...    (0.02)    (0.02)
                          -----     -----
   Total Dividends and
         Distributions    (0.02)    (0.02)
                          -----     -----
Net Asset Value, End
 of Period............    $9.04     $9.32
                          =====     =====
Total Return..........    (2.78)%   (7.84)%/(d)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........   $2,131    $1,164
 Ratio of Expenses to
  Average Net Assets..     1.22%     1.22%/(e)/
 Ratio of Gross
  Expenses to Average
  Net Assets /(a)/ ...     1.22%       --
 Ratio of Net
  Investment Income to
  Average Net Assets..     0.34%     0.26%/(e)/
 Portfolio Turnover
  Rate................     62.0%     55.6%/(e)/

                           2002     2001/(C)/
                           ----     ----
MIDCAP BLEND FUND
-----------------
ADVISORS SELECT SHARES
----------------------
Net Asset Value,
 Beginning of Period..    $9.30    $10.21
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)....     0.01      0.02
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........    (0.28)    (0.91)
                          -----     -----
 Total From Investment
            Operations    (0.27)    (0.89)
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...    (0.01)    (0.02)
                          -----     -----
   Total Dividends and
         Distributions    (0.01)    (0.02)
                          -----     -----
Net Asset Value, End
 of Period............    $9.02     $9.30
                          =====     =====
Total Return..........    (2.95)%   (8.04)%/(d)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........   $1,138    $1,168
 Ratio of Expenses to
  Average Net Assets..     1.40%     1.40%/(e)/
 Ratio of Gross
  Expenses to Average
  Net Assets /(a)/ ...     1.40%       --
 Ratio of Net
  Investment Income to
  Average Net Assets..     0.11%     0.08%/(e)/
 Portfolio Turnover
  Rate................     62.0%     55.6%/(e)/

                           2002     2001/(F)/
                           ----     ----
MIDCAP BLEND FUND
-----------------
CLASS J SHARES
--------------
Net Asset Value,
 Beginning of Period..    $9.23     $9.95
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)....       --     (0.01)
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........    (0.28)    (0.71)
                          -----     -----
 Total From Investment
            Operations    (0.28)    (0.72)
                          -----     -----
Net Asset Value, End
 of Period............    $8.95     $9.23
                          =====     =====
Total Return /(b)/ ...    (3.03)%   (7.42)%/(d)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $13,260    $2,568
 Ratio of Expenses to
  Average Net Assets..     1.60%     1.57%/(e)/
 Ratio of Gross
  Expenses to Average
  Net Assets /(a)/ ...     1.60%       --
 Ratio of Net
  Investment Income to
  Average Net Assets..       --     (0.19)%/(e)/
 Portfolio Turnover
  Rate................     62.0%     55.6%/(e)/

                           2002     2001/(F)/
                           ----     ----
MIDCAP BLEND FUND
-----------------
INSTITUTIONAL SHARES
--------------------
Net Asset Value,
 Beginning of Period..    $9.29     $9.95
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)....     0.08      0.05
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........    (0.28)    (0.71)
                          -----     -----
 Total From Investment
            Operations    (0.20)    (0.66)
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...    (0.08)       --
 ----                     -----
   Total Dividends and
         Distributions    (0.08)       --
 ----                     -----
Net Asset Value, End
 of Period............    $9.01     $9.29
                          =====     =====
Total Return..........    (2.23)%   (6.82)%/(d)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........       $9        $9
 Ratio of Expenses to
  Average Net Assets..     0.65%     0.65%/(e)/
 Ratio of Gross
  Expenses to Average
  Net Assets /(a)/ ...     0.65%       --
 Ratio of Net
  Investment Income to
  Average Net Assets..     0.86%     0.82%/(e)/
 Portfolio Turnover
  Rate................     62.0%     55.6%/(e)/

                           2002     2001/(C)/
                           ----     ----
MIDCAP BLEND FUND
-----------------
PREFERRED SHARES
----------------
Net Asset Value,
 Beginning of Period..    $9.35    $10.21
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)....     0.05      0.06
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........    (0.28)    (0.90)
                          -----     -----
 Total From Investment
            Operations    (0.23)    (0.84)
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...    (0.05)    (0.02)
                          -----     -----
   Total Dividends and
         Distributions    (0.05)    (0.02)
                          -----     -----
Net Asset Value, End
 of Period............    $9.07     $9.35
                          =====     =====
Total Return..........    (2.47)%   (7.55)%/(d)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........   $1,374    $1,168
 Ratio of Expenses to
  Average Net Assets..     0.91%     0.91%/(e)/
 Ratio of Gross
  Expenses to Average
  Net Assets /(a)/ ...     0.91%       --
 Ratio of Net
  Investment Income to
  Average Net Assets..     0.61%     0.56%/(e)/
 Portfolio Turnover
  Rate................     62.0%     55.6%/(e)/

                           2002     2001/(C)/
                           ----     ----
MIDCAP BLEND FUND
-----------------
SELECT SHARES
-------------
Net Asset Value,
 Beginning of Period..    $9.33    $10.21
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)....     0.05      0.04
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........    (0.29)    (0.90)
                          -----     -----
 Total From Investment
            Operations    (0.24)    (0.86)
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...    (0.04)    (0.02)
                          -----     -----
   Total Dividends and
         Distributions    (0.04)    (0.02)
                          -----     -----
Net Asset Value, End
 of Period............    $9.05     $9.33
                          =====     =====
Total Return..........    (2.59)%   (7.75)%/(d)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........   $1,131    $1,166
 Ratio of Expenses to
  Average Net Assets..     1.02%     1.03%/(e)/
 Ratio of Gross
  Expenses to Average
  Net Assets /(a)/ ...     1.02%       --
 Ratio of Net
  Investment Income to
  Average Net Assets..     0.49%     0.45%/(e)/
 Portfolio Turnover
  Rate................     62.0%     55.6%/(e)/


See accompanying notes.

                         PRINCIPAL INVESTORS FUND, INC.

 -------------------------------------------------------------------------------
See accompanying notes.

                         PRINCIPAL INVESTORS FUND, INC.

 -------------------------------------------------------------------------------

/(a) /Expense ratio without fees paid indirectly.
/(b) /Total return is calculated without the contingent deferred sales charge. /(c) /Period from December 6, 2000, date shares first offered, through October
  31, 2001. Advisors Preferred, Advisors Select, Preferred and Select classes of shares each recognized $.02 of net investment income per share and incurred an unrealized gain of $.19 per share from December 1, 2000 through December 5, 2000.
/(d) /Total return amounts have not been annualized.
/(e) /Computed on an annualized basis.
/(f) /Period from March 1, 2001, date shares first offered, through October 31,
  2001. Class J and Institutional shares each incurred an unrealized loss of $.08 per share from February 27, 2001 through February 28, 2001.
See accompanying notes.

                              FINANCIAL HIGHLIGHTS
                         PRINCIPAL INVESTORS FUND, INC.

 -------------------------------------------------------------------------------

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR ENDED OCTOBER 31 (EXCEPT AS NOTED):

                          2002      2001/(C)/
                          ----      ----
MIDCAP GROWTH FUND
------------------
ADVISORS PREFERRED
------------------
 SHARES
 ------
Net Asset Value,
 Beginning of Period..   $5.98     $10.01
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)....   (0.06)     (0.04)
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........   (1.77)     (3.99)
                         -----      -----
 Total From Investment
            Operations   (1.83)     (4.03)
                         -----      -----
Net Asset Value, End
 of Period............   $4.15      $5.98
                         =====      =====
Total Return..........  (30.60)%   (39.03)%/(d)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........    $431       $749
 Ratio of Expenses to
  Average Net Assets..    1.22%      1.22%/(e)/
 Ratio of Gross
  Expenses to Average
  Net Assets /(a)/ ...    1.22%        --
 Ratio of Net
  Investment Income to
  Average Net Assets..   (0.85)%    (0.82)%/(e)/
 Portfolio Turnover
  Rate................   276.9%     299.0%/(e)/

                          2002      2001/(C)/
                          ----      ----
MIDCAP GROWTH FUND
------------------
ADVISORS SELECT SHARES
----------------------
Net Asset Value,
 Beginning of Period..   $5.97     $10.02
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)....   (0.07)     (0.06)
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........   (1.76)     (3.99)
                         -----      -----
 Total From Investment
            Operations   (1.83)     (4.05)
                         -----      -----
Net Asset Value, End
 of Period............   $4.14      $5.97
                         =====      =====
Total Return..........  (30.65)%   (39.20)%/(d)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........    $450       $760
 Ratio of Expenses to
  Average Net Assets..    1.40%      1.40%/(e)/
 Ratio of Gross
  Expenses to Average
  Net Assets /(a)/ ...    1.40%        --
 Ratio of Net
  Investment Income to
  Average Net Assets..   (1.03)%    (1.01)%/(e)/
 Portfolio Turnover
  Rate................   276.9%     299.0%/(e)/

                          2002      2001/(F)/
                          ----      ----
MIDCAP GROWTH FUND
------------------
CLASS J SHARES
--------------
Net Asset Value,
 Beginning of Period..   $5.69      $7.82
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)....   (0.06)     (0.02)
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........   (1.69)     (2.11)
                         -----      -----
 Total From Investment
            Operations   (1.75)     (2.13)
                         -----      -----
Net Asset Value, End
 of Period............   $3.94      $5.69
                         =====      =====
Total Return /(b)/ ...  (30.76)%   (27.52)%/(d)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $4,128     $1,395
 Ratio of Expenses to
  Average Net Assets..    1.64%      1.61%/(e)/
 Ratio of Gross
  Expenses to Average
  Net Assets /(a)/ ...    1.65%        --
 Ratio of Net
  Investment Income to
  Average Net Assets..   (1.27)%    (1.27)%/(e)/
 Portfolio Turnover
  Rate................   276.9%     299.0%/(e)/

                          2002      2001/(F)/
                          ----      ----
MIDCAP GROWTH FUND
------------------
INSTITUTIONAL SHARES
--------------------
Net Asset Value,
 Beginning of Period..   $5.72      $7.82
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)....   (0.01)     (0.01)
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........   (1.71)     (2.09)
                         -----      -----
 Total From Investment
            Operations   (1.72)     (2.10)
                         -----      -----
Net Asset Value, End
 of Period............   $4.00      $5.72
                         =====      =====
Total Return..........  (30.07)%   (27.13)%/(d)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........      $5         $7
 Ratio of Expenses to
  Average Net Assets..    0.65%      0.65%/(e)/
 Ratio of Gross
  Expenses to Average
  Net Assets /(a)/ ...    0.65%        --
 Ratio of Net
  Investment Income to
  Average Net Assets..   (0.28)%    (0.27)%/(e)/
 Portfolio Turnover
  Rate................   276.9%     299.0%/(e)/

                          2002      2001/(C)/
                          ----      ----
MIDCAP GROWTH FUND
------------------
PREFERRED SHARES
----------------
Net Asset Value,
 Beginning of Period..   $5.99     $10.02
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)....   (0.04)     (0.08)
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........   (1.77)     (3.95)
                         -----      -----
 Total From Investment
            Operations   (1.81)     (4.03)
                         -----      -----
Net Asset Value, End
 of Period............   $4.18      $5.99
                         =====      =====
Total Return..........  (30.22)%   (38.99)%/(d)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........    $438       $749
 Ratio of Expenses to
  Average Net Assets..    0.91%      0.91%/(e)/
 Ratio of Gross
  Expenses to Average
  Net Assets /(a)/ ...    0.91%        --
 Ratio of Net
  Investment Income to
  Average Net Assets..   (0.54)%    (0.65)%/(e)/
 Portfolio Turnover
  Rate................   276.9%     299.0%/(e)/

                          2002      2001/(C)/
                          ----      ----
MIDCAP GROWTH FUND
------------------
SELECT SHARES
-------------
Net Asset Value,
 Beginning of Period..   $5.99     $10.02
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)....   (0.04)     (0.04)
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........   (1.78)     (3.99)
                         -----      -----
 Total From Investment
            Operations   (1.82)     (4.03)
                         -----      -----
Net Asset Value, End
 of Period............   $4.17      $5.99
                         =====      =====
Total Return..........  (30.38)%   (38.99)%/(d)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........    $432       $750
 Ratio of Expenses to
  Average Net Assets..    1.02%      1.03%/(e)/
 Ratio of Gross
  Expenses to Average
  Net Assets /(a)/ ...    1.02%        --
 Ratio of Net
  Investment Income to
  Average Net Assets..   (0.65)%    (0.65)%/(e)/
 Portfolio Turnover
  Rate................   276.9%     299.0%/(e)/


See accompanying notes.

                         PRINCIPAL INVESTORS FUND, INC.

 -------------------------------------------------------------------------------
See accompanying notes.

                         PRINCIPAL INVESTORS FUND, INC.

 -------------------------------------------------------------------------------

/(a) /Expense ratio without fees paid indirectly.
/(b) /Total return is calculated without the contingent deferred sales charge. /(c) /Period from December 6, 2000, date shares first offered, through October
  31, 2001. The Preferred class recognized $.01 of net investment income per share from November 27, 2000 through December 5, 2000. In addition, Advisors Preferred, Advisors Select, Preferred and Select classes of shares incurred an unrealized gain of $.01, $.02, $.01 and $.02 per share, respectively, during the initial interim period.
/(d) /Total return amounts have not been annualized.
/(e) /Computed on an annualized basis.
/(f) /Period from March 1, 2001, date shares first offered, through October 31,
  2001. Class J and Institutional shares each incurred an unrealized loss of $.20 per share from February 27, 2001 through February 28, 2001.
/ /
See accompanying notes.

                              FINANCIAL HIGHLIGHTS
                         PRINCIPAL INVESTORS FUND, INC.

 -------------------------------------------------------------------------------

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR ENDED OCTOBER 31 (EXCEPT AS NOTED):

                          2002     2001/(B)/
                          ----     ----
MIDCAP S&P 400 INDEX FUND
-------------------------
ADVISORS PREFERRED
------------------
 SHARES
 ------
Net Asset Value,
 Beginning of Period..   $9.22    $10.33
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)....    0.03      0.03
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........   (0.58)    (1.12)
                         -----     -----
 Total From Investment
            Operations   (0.55)    (1.09)
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...   (0.03)    (0.02)
 Distributions from
  Realized Gains......   (0.07)       --
 ----                    -----
   Total Dividends and
         Distributions   (0.10)    (0.02)
                         -----     -----
Net Asset Value, End
 of Period............   $8.57     $9.22
                         =====     =====
Total Return..........   (6.08)%   (9.73)%/(c)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $1,394    $1,155
 Ratio of Expenses to
  Average Net Assets..    0.72%     0.72%/(d)/
 Ratio of Net
  Investment Income to
  Average Net Assets..    0.38%     0.33%/(d)/
 Portfolio Turnover
  Rate................    48.5%     63.4%/(d)/

                          2002     2001/(B)/
                          ----     ----
MIDCAP S&P 400 INDEX FUND
-------------------------
ADVISORS SELECT SHARES
----------------------
Net Asset Value,
 Beginning of Period..   $9.22    $10.33
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)....    0.02      0.02
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........   (0.58)    (1.11)
                         -----     -----
 Total From Investment
            Operations   (0.56)    (1.09)
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...   (0.02)    (0.02)
 Distributions from
  Realized Gains......   (0.07)       --
 ----                    -----
   Total Dividends and
         Distributions   (0.09)    (0.02)
                         -----     -----
Net Asset Value, End
 of Period............   $8.57     $9.22
                         =====     =====
Total Return..........   (6.25)%   (9.73)%/(c)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $1,348    $1,154
 Ratio of Expenses to
  Average Net Assets..    0.90%     0.90%/(d)/
 Ratio of Net
  Investment Income to
  Average Net Assets..    0.20%     0.15%/(d)/
 Portfolio Turnover
  Rate................    48.5%     63.4%/(d)/

                          2002     2001/(E)/
                          ----     ----
MIDCAP S&P 400 INDEX FUND
-------------------------
CLASS J SHARES
--------------
Net Asset Value,
 Beginning of Period..   $9.07     $9.98
Income from Investment
 Operations:
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........   (0.58)    (0.91)
                         -----     -----
 Total From Investment
            Operations   (0.58)    (0.91)
Less Dividends and
 Distributions:
 Distributions from
  Realized Gains......   (0.07)       --
 ----                    -----
   Total Dividends and
         Distributions   (0.07)       --
 ----                    -----
Net Asset Value, End
 of Period............   $8.42     $9.07
                         =====     =====
Total Return /(a)/ ...   (6.52)%   (8.84)%/(c)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $6,373    $2,125
 Ratio of Expenses to
  Average Net Assets..    1.10%     1.07%/(d)/
 Ratio of Net
  Investment Income to
  Average Net Assets..      --        --
 Portfolio Turnover
  Rate................    48.5%     63.4%/(d)/

                          2002     2001/(E)/
                          ----     ----
MIDCAP S&P 400 INDEX FUND
-------------------------
INSTITUTIONAL SHARES
--------------------
Net Asset Value,
 Beginning of Period..   $9.13     $9.98
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)....    0.09      0.06
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........   (0.58)    (0.91)
                         -----     -----
 Total From Investment
            Operations   (0.49)    (0.85)
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...   (0.09)       --
 Distributions from
  Realized Gains......   (0.07)       --
 ----                    -----
   Total Dividends and
         Distributions   (0.16)       --
 ----                    -----
Net Asset Value, End
 of Period............   $8.48     $9.13
                         =====     =====
Total Return..........   (5.61)%   (8.24)%/(c)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........      $8        $9
 Ratio of Expenses to
  Average Net Assets..    0.15%     0.15%/(d)/
 Ratio of Net
  Investment Income to
  Average Net Assets..    0.95%     0.90%/(d)/
 Portfolio Turnover
  Rate................    48.5%     63.4%/(d)/

                          2002     2001/(B)/
                          ----     ----
MIDCAP S&P 400 INDEX FUND
-------------------------
PREFERRED SHARES
----------------
Net Asset Value,
 Beginning of Period..   $9.25    $10.33
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)....    0.04      0.08
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........   (0.55)    (1.14)
                         -----     -----
 Total From Investment
            Operations   (0.51)    (1.06)
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...   (0.07)    (0.02)
 Distributions from
  Realized Gains......   (0.07)       --
 ----                    -----
   Total Dividends and
         Distributions   (0.14)    (0.02)
                         -----     -----
Net Asset Value, End
 of Period............   $8.60     $9.25
                         =====     =====
Total Return..........   (5.78)%   (9.44)%/(c)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $7,173    $1,164
 Ratio of Expenses to
  Average Net Assets..    0.41%     0.41%/(d)/
 Ratio of Net
  Investment Income to
  Average Net Assets..    0.69%     0.64%/(d)/
 Portfolio Turnover
  Rate................    48.5%     63.4%/(d)/

                          2002     2001/(B)/
                          ----     ----
MIDCAP S&P 400 INDEX FUND
-------------------------
SELECT SHARES
-------------
Net Asset Value,
 Beginning of Period..   $9.25    $10.33
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)....    0.06      0.04
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........   (0.59)    (1.10)
                         -----     -----
 Total From Investment
            Operations   (0.53)    (1.06)
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...   (0.06)    (0.02)
 Distributions from
  Realized Gains......   (0.07)       --
 ----                    -----
   Total Dividends and
         Distributions   (0.13)    (0.02)
                         -----     -----
Net Asset Value, End
 of Period............   $8.59     $9.25
                         =====     =====
Total Return..........   (5.99)%   (9.44)%/(c)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $1,087    $1,157
 Ratio of Expenses to
  Average Net Assets..    0.52%     0.53%/(d)/
 Ratio of Net
  Investment Income to
  Average Net Assets..    0.58%     0.52%/(d)/
 Portfolio Turnover
  Rate................    48.5%     63.4%/(d)/


See accompanying notes.

                         PRINCIPAL INVESTORS FUND, INC.

 -------------------------------------------------------------------------------
See accompanying notes.

                         PRINCIPAL INVESTORS FUND, INC.

 -------------------------------------------------------------------------------

/(a) /Total return is calculated without the contingent deferred sales charge. /(b) /Period from December 6, 2000, date shares first offered, through October
  31, 2001. Advisors Preferred, Advisors Select, Preferred and Select classes of shares each recognized $.01 of net investment income per share and incurred an unrealized gain of $.32 per share from December 1, 2000 through December 5, 2000.
/(c) /Total return amounts have not been annualized.
/(d) /Computed on an annualized basis.
/(e) /Period from March 1, 2001, date shares first offered, through October 31,
  2001. Class J and Institutional shares each incurred an unrealized loss of $.10 per share from February 27, 2001 through February 28, 2001.

See accompanying notes.

                              FINANCIAL HIGHLIGHTS
                         PRINCIPAL INVESTORS FUND, INC.

 -------------------------------------------------------------------------------

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR ENDED OCTOBER 31 (EXCEPT AS NOTED):

                           2002    2001/(C)/
                           ----    ----
MIDCAP VALUE FUND
-----------------
ADVISORS PREFERRED
------------------
 SHARES
 ------
Net Asset Value,
 Beginning of Period..    $9.96   $10.18
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)....     0.06     0.04
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........     0.03    (0.24)
                           ----    -----
 Total From Investment
            Operations     0.09    (0.20)
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...    (0.05)   (0.02)
 Distributions from
  Realized Gains......    (0.27)      --
 ----                     -----
   Total Dividends and
         Distributions    (0.32)   (0.02)
                          -----    -----
Net Asset Value, End
 of Period............    $9.73    $9.96
                          =====    =====
Total Return..........     0.61%   (1.62)%/(d)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........   $1,223   $1,246
 Ratio of Expenses to
  Average Net Assets..     1.21%    1.22%/(e)/
 Ratio of Gross
  Expenses to Average
  Net Assets /(a)/ ...     1.22%      --
 Ratio of Net
  Investment Income to
  Average Net Assets..     0.50%    0.47%/(e)/
 Portfolio Turnover
  Rate................    172.2%   122.3%/(e)/

                           2002    2001/(C)/
                           ----    ----
MIDCAP VALUE FUND
-----------------
ADVISORS SELECT SHARES
----------------------
Net Asset Value,
 Beginning of Period..    $9.95   $10.18
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)....     0.05     0.03
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........     0.02    (0.24)
                           ----    -----
 Total From Investment
            Operations     0.07    (0.21)
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...    (0.03)   (0.02)
 Distributions from
  Realized Gains......    (0.27)      --
 ----                     -----
   Total Dividends and
         Distributions    (0.30)   (0.02)
                          -----    -----
Net Asset Value, End
 of Period............    $9.72    $9.95
                          =====    =====
Total Return..........     0.44%   (1.72)%/(d)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........     $704   $1,245
 Ratio of Expenses to
  Average Net Assets..     1.39%    1.40%/(e)/
 Ratio of Gross
  Expenses to Average
  Net Assets /(a)/ ...     1.40%      --
 Ratio of Net
  Investment Income to
  Average Net Assets..     0.32%    0.29%/(e)/
 Portfolio Turnover
  Rate................    172.2%   122.3%/(e)/

                           2002    2001/(F)/
                           ----    ----
MIDCAP VALUE FUND
-----------------
CLASS J SHARES
--------------
Net Asset Value,
 Beginning of Period..    $9.91   $10.49
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)....     0.01       --
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........     0.04    (0.58)
                           ----    -----
 Total From Investment
            Operations     0.05    (0.58)
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...    (0.01)      --
 Distributions from
  Realized Gains......    (0.27)      --
 ----                     -----
   Total Dividends and
         Distributions    (0.28)      --
 ----                     -----
Net Asset Value, End
 of Period............    $9.68    $9.91
                          =====    =====
Total Return /(b)/ ...     0.24%   (5.17)%/(d)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $20,879   $3,090
 Ratio of Expenses to
  Average Net Assets..     1.58%    1.57%/(e)/
 Ratio of Gross
  Expenses to Average
  Net Assets /(a)/ ...     1.60%      --
 Ratio of Net
  Investment Income to
  Average Net Assets..     0.13%    0.04%/(e)/
 Portfolio Turnover
  Rate................    172.2%   122.3%/(e)/

                           2002    2001/(F)/
                           ----    ----
MIDCAP VALUE FUND
-----------------
INSTITUTIONAL SHARES
--------------------
Net Asset Value,
 Beginning of Period..    $9.96   $10.49
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)....     0.11     0.07
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........     0.04    (0.60)
                           ----    -----
 Total From Investment
            Operations     0.15    (0.53)
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...    (0.11)      --
 Distributions from
  Realized Gains......    (0.27)      --
 ----                     -----
   Total Dividends and
         Distributions    (0.38)      --
 ----                     -----
Net Asset Value, End
 of Period............    $9.73    $9.96
                          =====    =====
Total Return..........     1.19%   (4.69)%/(d)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........       $9       $9
 Ratio of Expenses to
  Average Net Assets..     0.64%    0.65%/(e)/
 Ratio of Gross
  Expenses to Average
  Net Assets /(a)/ ...     0.65%      --
 Ratio of Net
  Investment Income to
  Average Net Assets..     1.08%    0.99%/(e)/
 Portfolio Turnover
  Rate................    172.2%   122.3%/(e)/

                           2002    2001/(C)/
                           ----    ----
MIDCAP VALUE FUND
-----------------
PREFERRED SHARES
----------------
Net Asset Value,
 Beginning of Period..   $10.00   $10.18
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)....     0.16     0.11
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........    (0.04)   (0.27)
                          -----    -----
 Total From Investment
            Operations     0.12    (0.16)
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...    (0.08)   (0.02)
 Distributions from
  Realized Gains......    (0.27)      --
 ----                     -----
   Total Dividends and
         Distributions    (0.35)   (0.02)
                          -----    -----
Net Asset Value, End
 of Period............    $9.77   $10.00
                          =====   ======
Total Return..........     0.92%   (1.23)%/(d)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........     $709   $1,250
 Ratio of Expenses to
  Average Net Assets..     0.90%    0.91%/(e)/
 Ratio of Gross
  Expenses to Average
  Net Assets /(a)/ ...     0.91%      --
 Ratio of Net
  Investment Income to
  Average Net Assets..     0.81%    0.82%/(e)/
 Portfolio Turnover
  Rate................    172.2%   122.3%/(e)/

                           2002    2001/(C)/
                           ----    ----
MIDCAP VALUE FUND
-----------------
SELECT SHARES
-------------
Net Asset Value,
 Beginning of Period..    $9.98   $10.18
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)....     0.11     0.06
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........     0.01    (0.24)
                           ----    -----
 Total From Investment
            Operations     0.12    (0.18)
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...    (0.07)   (0.02)
 Distributions from
  Realized Gains......    (0.27)      --
 ----                     -----
   Total Dividends and
         Distributions    (0.34)   (0.02)
                          -----    -----
Net Asset Value, End
 of Period............    $9.76    $9.98
                          =====    =====
Total Return..........     0.91%   (1.43)%/(d)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........     $708   $1,248
 Ratio of Expenses to
  Average Net Assets..     1.01%    1.03%/(e)/
 Ratio of Gross
  Expenses to Average
  Net Assets /(a)/ ...     1.02%      --
 Ratio of Net
  Investment Income to
  Average Net Assets..     0.70%    0.66%/(e)/
 Portfolio Turnover
  Rate................    172.2%   122.3%/(e)/


See accompanying notes.

                         PRINCIPAL INVESTORS FUND, INC.

 -------------------------------------------------------------------------------
See accompanying notes.

                         PRINCIPAL INVESTORS FUND, INC.

 -------------------------------------------------------------------------------

/(a) /Expense ratio without fees paid indirectly.
/(b) /Total return is calculated without the contingent deferred sales charge. /(c) /Period from December 6, 2000, date shares first offered, through October
  31, 2001. Advisors Preferred, Advisors Select, Preferred and Select classes of shares each recognized $.01 of net investment income per share and incurred an unrealized gain of $.17 per share from November 29, 2000 through December 5, 2000.
/(d) /Total return amounts have not been annualized.
/(e) /Computed on an annualized basis.
/(f) /Period from March 1, 2001, date shares first offered, through October 31,
  2001. Class J and Institutional shares each incurred an unrealized loss of $.05 per share from February 27, 2001 through February 28, 2001.
See accompanying notes.

                              FINANCIAL HIGHLIGHTS
                         PRINCIPAL INVESTORS FUND, INC.

 -------------------------------------------------------------------------------

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR ENDED OCTOBER 31 (EXCEPT AS NOTED):

                           2002    2001/(B)/
                           ----    ----
MONEY MARKET FUND
-----------------
ADVISORS PREFERRED
------------------
 SHARES
 ------
Net Asset Value,
 Beginning of Period..   $1.000   $1.000
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)....    0.011    0.035
                          -----    -----
 Total From Investment
            Operations    0.011    0.035
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...   (0.011)  (0.035)
                         ------   ------
   Total Dividends and
         Distributions   (0.011)  (0.035)
                         ------   ------
Net Asset Value, End
 of Period............   $1.000   $1.000
                         ======   ======
Total Return..........     1.06%    3.59%/(c)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........   $2,070     $100
 Ratio of Expenses to
  Average Net Assets..     0.97%    0.97%/(d)/
 Ratio of Net
  Investment Income to
  Average Net Assets..     0.91%    3.92%/(d)/

                           2002    2001/(B)/
                           ----    ----
MONEY MARKET FUND
-----------------
ADVISORS SELECT SHARES
----------------------
Net Asset Value,
 Beginning of Period..   $1.000   $1.000
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)....    0.009    0.034
                          -----    -----
 Total From Investment
            Operations    0.009    0.034
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...   (0.009)  (0.034)
                         ------   ------
   Total Dividends and
         Distributions   (0.009)  (0.034)
                         ------   ------
Net Asset Value, End
 of Period............   $1.000   $1.000
                         ======   ======
Total Return..........     0.88%    3.44%/(c)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........     $564     $667
 Ratio of Expenses to
  Average Net Assets..     1.15%    1.15%/(d)/
 Ratio of Net
  Investment Income to
  Average Net Assets..     0.88%    3.14%/(d)/

                           2002    2001/(E)/
                           ----    ----
MONEY MARKET FUND
-----------------
CLASS J SHARES
--------------
Net Asset Value,
 Beginning of Period..   $1.000   $1.000
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)....    0.007    0.021
                          -----    -----
 Total From Investment
            Operations    0.007    0.021
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...   (0.007)  (0.021)
                         ------   ------
   Total Dividends and
         Distributions   (0.007)  (0.021)
                         ------   ------
Net Asset Value, End
 of Period............   $1.000   $1.000
                         ======   ======
Total Return /(a)/ ...     0.68%    2.12%/(c)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $36,795   $7,269
 Ratio of Expenses to
  Average Net Assets..     1.35%    1.31%/(d)/
 Ratio of Net
  Investment Income to
  Average Net Assets..     0.59%    2.48%/(d)/

                           2002    2001/(E)/
                           ----    ----
MONEY MARKET FUND
-----------------
INSTITUTIONAL SHARES
--------------------
Net Asset Value,
 Beginning of Period..   $1.000   $1.000
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)....    0.016    0.027
                          -----    -----
 Total From Investment
            Operations    0.016    0.027
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...   (0.016)  (0.027)
                         ------   ------
   Total Dividends and
         Distributions   (0.016)  (0.027)
                         ------   ------
Net Asset Value, End
 of Period............   $1.000   $1.000
                         ======   ======
Total Return..........     1.64%    2.71%/(c)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........   $1,522     $186
 Ratio of Expenses to
  Average Net Assets..     0.40%    0.40%/(d)/
 Ratio of Net
  Investment Income to
  Average Net Assets..     1.53%    3.39%/(d)/

                           2002    2001/(B)/
                           ----    ----
MONEY MARKET FUND
-----------------
PREFERRED SHARES
----------------
Net Asset Value,
 Beginning of Period..   $1.000   $1.000
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)....    0.014    0.038
                          -----    -----
 Total From Investment
            Operations    0.014    0.038
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...   (0.014)  (0.038)
                         ------   ------
   Total Dividends and
         Distributions   (0.014)  (0.038)
                         ------   ------
Net Asset Value, End
 of Period............   $1.000   $1.000
                         ======   ======
Total Return..........     1.38%    3.90%/(c)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........   $1,949   $4,700
 Ratio of Expenses to
  Average Net Assets..     0.66%    0.66%/(d)/
 Ratio of Net
  Investment Income to
  Average Net Assets..     1.39%    4.23%/(d)/

                           2002    2001/(B)/
                           ----    ----
MONEY MARKET FUND
-----------------
SELECT SHARES
-------------
Net Asset Value,
 Beginning of Period..   $1.000   $1.000
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)....    0.013    0.037
                          -----    -----
 Total From Investment
            Operations    0.013    0.037
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...   (0.013)  (0.037)
                         ------   ------
   Total Dividends and
         Distributions   (0.013)  (0.037)
                         ------   ------
Net Asset Value, End
 of Period............   $1.000   $1.000
                         ======   ======
Total Return..........     1.26%    3.78%/(c)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........      $10     $100
 Ratio of Expenses to
  Average Net Assets..     0.77%    0.78%/(d)/
 Ratio of Net
  Investment Income to
  Average Net Assets..     1.25%    4.11%/(d)/


See accompanying notes.

                         PRINCIPAL INVESTORS FUND, INC.

 -------------------------------------------------------------------------------
See accompanying notes.

                         PRINCIPAL INVESTORS FUND, INC.

 -------------------------------------------------------------------------------

/(a) /Total return is calculated without the contingent deferred sales charge. /(b) /Period from December 6, 2000, date shares first offered, through October
  31, 2001. Advisors Preferred, Advisors Select, Preferred and Select classes of shares recognized $.001 of net investment income per share, all of which was distributed, during the period November 28, 2000 through December 5, 2000.
/(c) /Total return amounts have not been annualized.
/(d) /Computed on an annualized basis.
/(e) /Period from March 1, 2001, date operations commenced, through October 31,
  2001.
See accompanying notes.

                              FINANCIAL HIGHLIGHTS
                         PRINCIPAL INVESTORS FUND, INC.

 -------------------------------------------------------------------------------

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR ENDED OCTOBER 31 (EXCEPT AS NOTED):

                            2002      2001/(C)/
                            ----      ----
PARTNERS LARGECAP BLEND FUND
----------------------------
ADVISORS PREFERRED
------------------
 SHARES
 ------
Net Asset Value,
 Beginning of Period..     $9.07     $10.40
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)....      0.04       0.05
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........     (0.95)     (1.36)
                           -----      -----
 Total From Investment
            Operations     (0.91)     (1.31)
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...     (0.02)     (0.02)
                           -----      -----
   Total Dividends and
         Distributions     (0.02)     (0.02)
                           -----      -----
Net Asset Value, End
 of Period............     $8.14      $9.07
                           =====      =====
Total Return..........    (10.11)%   (11.96)%/(d)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........    $1,075       $907
 Ratio of Expenses to
  Average Net Assets..      1.31%      1.32%/(e)/
 Ratio of Gross
  Expenses to Average
  Net Assets /(a)/ ...      1.32%        --
 Ratio of Net
  Investment Income to
  Average Net Assets..      0.64%      0.52%/(e)/
 Portfolio Turnover
  Rate................      71.9%      59.4%/(e)/

                            2002      2001/(C)/
                            ----      ----
PARTNERS LARGECAP BLEND FUND
----------------------------
ADVISORS SELECT SHARES
----------------------
Net Asset Value,
 Beginning of Period..     $9.04     $10.40
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)....      0.02       0.04
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........     (0.94)     (1.38)
                           -----      -----
 Total From Investment
            Operations     (0.92)     (1.34)
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...        --      (0.02)
   ----                               -----
   Total Dividends and
         Distributions        --      (0.02)
   ----                               -----
Net Asset Value, End
 of Period............     $8.12      $9.04
                           =====      =====
Total Return..........    (10.18)%   (12.16)%/(d)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........    $1,385       $924
 Ratio of Expenses to
  Average Net Assets..      1.48%      1.50%/(e)/
 Ratio of Gross
  Expenses to Average
  Net Assets /(a)/ ...      1.50%        --
 Ratio of Net
  Investment Income to
  Average Net Assets..      0.47%      0.34%/(e)/
 Portfolio Turnover
  Rate................      71.9%      59.4%/(e)/

                            2002      2001/(F)/
                            ----      ----
PARTNERS LARGECAP BLEND FUND
----------------------------
CLASS J SHARES
--------------
Net Asset Value,
 Beginning of Period..     $8.99     $10.15
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)....      0.05         --
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........     (0.99)     (1.16)
                           -----      -----
 Total From Investment
            Operations     (0.94)     (1.16)
                           -----      -----
Net Asset Value, End
 of Period............     $8.05      $8.99
                           =====      =====
Total Return /(b)/ ...    (10.46)%   (11.25)%/(d)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........    $5,315       $559
 Ratio of Expenses to
  Average Net Assets..      1.68%      1.67%/(e)/
 Ratio of Gross
  Expenses to Average
  Net Assets /(a)/ ...      1.70%        --
 Ratio of Net
  Investment Income to
  Average Net Assets..      0.24%      0.10%/(e)/
 Portfolio Turnover
  Rate................      71.9%      59.4%/(e)/

                            2002      2001/(C)/
                            ----      ----
PARTNERS LARGECAP BLEND FUND
----------------------------
INSTITUTIONAL SHARES
--------------------
Net Asset Value,
 Beginning of Period..     $9.11     $10.40
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)....      0.06       0.07
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........     (0.93)     (1.34)
                           -----      -----
 Total From Investment
            Operations     (0.87)     (1.27)
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...     (0.07)     (0.02)
                           -----      -----
   Total Dividends and
         Distributions     (0.07)     (0.02)
                           -----      -----
Net Asset Value, End
 of Period............     $8.17      $9.11
                           =====      =====
Total Return..........     (9.66)%   (11.57)%/(d)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $138,527    $15,058
 Ratio of Expenses to
  Average Net Assets..      0.73%      0.75%/(e)/
 Ratio of Gross
  Expenses to Average
  Net Assets /(a)/ ...      0.75%        --
 Ratio of Net
  Investment Income to
  Average Net Assets..      1.23%      1.15%/(e)/
 Portfolio Turnover
  Rate................      71.9%      59.4%/(e)/

                            2002      2001/(C)/
                            ----      ----
PARTNERS LARGECAP BLEND FUND
----------------------------
PREFERRED SHARES
----------------
Net Asset Value,
 Beginning of Period..     $9.08     $10.40
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)....      0.04       0.07
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........     (0.92)     (1.37)
                           -----      -----
 Total From Investment
            Operations     (0.88)     (1.30)
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...     (0.05)     (0.02)
                           -----      -----
   Total Dividends and
         Distributions     (0.05)     (0.02)
                           -----      -----
Net Asset Value, End
 of Period............     $8.15      $9.08
                           =====      =====
Total Return..........     (9.82)%   (11.86)%/(d)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........    $3,811       $909
 Ratio of Expenses to
  Average Net Assets..      0.99%      1.01%/(e)/
 Ratio of Gross
  Expenses to Average
  Net Assets /(a)/ ...      1.01%        --
 Ratio of Net
  Investment Income to
  Average Net Assets..      0.96%      0.83%/(e)/
 Portfolio Turnover
  Rate................      71.9%      59.4%/(e)/

                            2002      2001/(C)/
                            ----      ----
PARTNERS LARGECAP BLEND FUND
----------------------------
SELECT SHARES
-------------
Net Asset Value,
 Beginning of Period..     $9.08     $10.40
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)....      0.07       0.06
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........     (0.97)     (1.36)
                           -----      -----
 Total From Investment
            Operations     (0.90)     (1.30)
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...     (0.03)     (0.02)
                           -----      -----
   Total Dividends and
         Distributions     (0.03)     (0.02)
                           -----      -----
Net Asset Value, End
 of Period............     $8.15      $9.08
                           =====      =====
Total Return..........     (9.93)%   (11.86)%/(d)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........      $816       $908
 Ratio of Expenses to
  Average Net Assets..      1.11%      1.13%/(e)/
 Ratio of Gross
  Expenses to Average
  Net Assets /(a)/ ...      1.12%        --
 Ratio of Net
  Investment Income to
  Average Net Assets..      0.83%      0.71%/(e)/
 Portfolio Turnover
  Rate................      71.9%      59.4%/(e)/


See accompanying notes.

                         PRINCIPAL INVESTORS FUND, INC.

 -------------------------------------------------------------------------------
See accompanying notes.

                         PRINCIPAL INVESTORS FUND, INC.

 -------------------------------------------------------------------------------

/(a) /Expense ratio without fees paid indirectly.
/(b) /Total return is calculated without the contingent deferred sales charge. /(c) /Period from December 6, 2000, date shares first offered, through October
  31, 2001. Advisors Preferred, Advisors Select, Institutional, Preferred and Select classes of shares each incurred an unrealized gain of $.40 per share from November 29, 2000 through December 5, 2000.
/(d) /Total return amounts have not been annualized.
/(e) /Computed on an annualized basis.
/(f) /Period from March 1, 2001, date shares first offered, through October 31,
  2001. Class J incurred an unrealized loss of $.13 per share from February 27, 2001 through February 28, 2001.
See accompanying notes.

                              FINANCIAL HIGHLIGHTS
                         PRINCIPAL INVESTORS FUND, INC.

 -------------------------------------------------------------------------------

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR ENDED OCTOBER 31 (EXCEPT AS NOTED):

                          2002      2001/(C)/
                          ----      ----
PARTNERS LARGECAP BLEND FUND I
------------------------------
ADVISORS PREFERRED
------------------
 SHARES
 ------
Net Asset Value,
 Beginning of Period
 /(a)/ ...............   $7.59     $10.18
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)....    0.03       0.03
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........   (1.52)     (2.61)
                         -----      -----
 Total From Investment
            Operations   (1.49)     (2.58)
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...   (0.04)     (0.01)
                         -----      -----
   Total Dividends and
         Distributions   (0.04)     (0.01)
                         -----      -----
Net Asset Value, End
 of Period............   $6.06      $7.59
                         =====      =====
Total Return..........  (19.78)%   (23.88)%/(d)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $1,285       $949
 Ratio of Expenses to
  Average Net Assets..    1.02%      1.02%/(e)/
 Ratio of Net
  Investment Income to
  Average Net Assets..    0.51%      0.42%/(e)/
 Portfolio Turnover
  Rate................    89.4%      71.7%/(e)/

                          2002      2001/(C)/
                          ----      ----
PARTNERS LARGECAP BLEND FUND I
------------------------------
ADVISORS SELECT SHARES
----------------------
Net Asset Value,
 Beginning of Period
 /(a)/ ...............   $7.57     $10.18
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)....    0.02       0.02
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........   (1.52)     (2.62)
                         -----      -----
 Total From Investment
            Operations   (1.50)     (2.60)
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...   (0.02)     (0.01)
                         -----      -----
   Total Dividends and
         Distributions   (0.02)     (0.01)
                         -----      -----
Net Asset Value, End
 of Period............   $6.05      $7.57
                         =====      =====
Total Return..........  (19.84)%   (24.08)%/(d)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........    $757       $948
 Ratio of Expenses to
  Average Net Assets..    1.20%      1.20%/(e)/
 Ratio of Net
  Investment Income to
  Average Net Assets..    0.30%      0.25%/(e)/
 Portfolio Turnover
  Rate................    89.4%      71.7%/(e)/

                          2002      2001/(F)/
                          ----      ----
PARTNERS LARGECAP BLEND FUND I
------------------------------
CLASS J SHARES
--------------
Net Asset Value,
 Beginning of Period
 /(a)/ ...............   $7.51      $8.88
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)....    0.01         --
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........   (1.51)     (1.37)
                         -----      -----
 Total From Investment
            Operations   (1.50)     (1.37)
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...   (0.01)        --
 ----                    -----
   Total Dividends and
         Distributions   (0.01)        --
 ----                    -----
Net Asset Value, End
 of Period............   $6.00      $7.51
                         =====      =====
Total Return /(b)/ ...  (20.02)%   (15.52)%/(d)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $8,756     $2,572
 Ratio of Expenses to
  Average Net Assets..    1.40%      1.36%/(e)/
 Ratio of Net
  Investment Income to
  Average Net Assets..    0.12%      0.02%/(e)/
 Portfolio Turnover
  Rate................    89.4%      71.7%/(e)/

                          2002      2001/(F)/
                          ----      ----
PARTNERS LARGECAP BLEND FUND I
------------------------------
INSTITUTIONAL SHARES
--------------------
Net Asset Value,
 Beginning of Period
 /(a)/ ...............   $7.55      $8.88
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)....    0.07       0.05
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........   (1.51)     (1.38)
                         -----      -----
 Total From Investment
            Operations   (1.44)     (1.33)
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...   (0.08)        --
 ----                    -----
   Total Dividends and
         Distributions   (0.08)        --
 ----                    -----
Net Asset Value, End
 of Period............   $6.03      $7.55
                         =====      =====
Total Return..........  (19.29)%   (15.07)%/(d)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........      $7         $8
 Ratio of Expenses to
  Average Net Assets..    0.45%      0.45%/(e)/
 Ratio of Net
  Investment Income to
  Average Net Assets..    1.05%      0.96%/(e)/
 Portfolio Turnover
  Rate................    89.4%      71.7%/(e)/

                          2002      2001/(C)/
                          ----      ----
PARTNERS LARGECAP BLEND FUND I
------------------------------
PREFERRED SHARES
----------------
Net Asset Value,
 Beginning of Period
 /(a)/ ...............   $7.62     $10.18
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)....    0.03       0.09
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........   (1.51)     (2.64)
                         -----      -----
 Total From Investment
            Operations   (1.48)     (2.55)
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...   (0.06)     (0.01)
                         -----      -----
   Total Dividends and
         Distributions   (0.06)     (0.01)
                         -----      -----
Net Asset Value, End
 of Period............   $6.08      $7.62
                         =====      =====
Total Return..........  (19.59)%   (23.58)%/(d)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $1,498       $952
 Ratio of Expenses to
  Average Net Assets..    0.71%      0.71%/(e)/
 Ratio of Net
  Investment Income to
  Average Net Assets..    0.84%      0.66%/(e)/
 Portfolio Turnover
  Rate................    89.4%      71.7%/(e)/

                          2002      2001/(C)/
                          ----      ----
PARTNERS LARGECAP BLEND FUND I
------------------------------
SELECT SHARES
-------------
Net Asset Value,
 Beginning of Period
 /(a)/ ...............   $7.60     $10.18
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)....    0.05       0.04
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........   (1.53)     (2.61)
                         -----      -----
 Total From Investment
            Operations   (1.48)     (2.57)
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...   (0.05)     (0.01)
                         -----      -----
   Total Dividends and
         Distributions   (0.05)     (0.01)
                         -----      -----
Net Asset Value, End
 of Period............   $6.07      $7.60
                         =====      =====
Total Return..........  (19.60)%   (23.78)%/(d)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........    $759       $950
 Ratio of Expenses to
  Average Net Assets..    0.82%      0.83%/(e)/
 Ratio of Net
  Investment Income to
  Average Net Assets..    0.67%      0.61%/(e)/
 Portfolio Turnover
  Rate................    89.4%      71.7%/(e)/


See accompanying notes.

                         PRINCIPAL INVESTORS FUND, INC.

 -------------------------------------------------------------------------------
See accompanying notes.

                         PRINCIPAL INVESTORS FUND, INC.

 -------------------------------------------------------------------------------

/(a) /Effective September 26, 2002, LargeCap Blend Fund changed its name to
  Partners LargeCap Blend Fund I.
/(b) /Total return is calculated without the contingent deferred sales charge. /(c) /Period from December 6, 2000, date shares first offered, through October
  31, 2001. Advisors Preferred, Advisors Select, Preferred and Select classes of shares each recognized $.01 of net investment income per share and incurred an unrealized gain of $.17 per share from November 28, 2000 through December 5, 2000.
/(d) /Total return amounts have not been annualized.
/(e) /Computed on an annualized basis.
/(f) /Period from March 1, 2001, date shares first offered, through October 31,
  2001. Class J and Institutional shares each incurred an unrealized loss of $.11 per share from February 27, 2001 through February 28, 2001.
See accompanying notes.

                              FINANCIAL HIGHLIGHTS
                         PRINCIPAL INVESTORS FUND, INC.

 -------------------------------------------------------------------------------

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR ENDED OCTOBER 31 (EXCEPT AS NOTED):

                            2002      2001/(B)/
                            ----      ----
PARTNERS LARGECAP GROWTH FUND I
-------------------------------
ADVISORS PREFERRED
------------------
 SHARES
 ------
Net Asset Value,
 Beginning of Period..     $7.45     $10.29
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)....      0.02      (0.03)
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........     (1.36)     (2.81)
                           -----      -----
 Total From Investment
            Operations     (1.34)     (2.84)
                           -----      -----
Net Asset Value, End
 of Period............     $6.11      $7.45
                           =====      =====
Total Return..........    (17.99)%   (26.06)%/(c)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........    $4,903       $745
 Ratio of Expenses to
  Average Net Assets..      1.32%      1.32%/(d)/
 Ratio of Net
  Investment Income to
  Average Net Assets..     (0.35)%    (0.48)%/(d)/
 Portfolio Turnover
  Rate................     182.9%     104.8%/(d)/

                            2002      2001/(B)/
                            ----      ----
PARTNERS LARGECAP GROWTH FUND I
-------------------------------
ADVISORS SELECT SHARES
----------------------
Net Asset Value,
 Beginning of Period..     $7.43     $10.29
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)....      0.01      (0.04)
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........     (1.45)     (2.82)
                           -----      -----
 Total From Investment
            Operations     (1.44)     (2.86)
                           -----      -----
Net Asset Value, End
 of Period............     $5.99      $7.43
                           =====      =====
Total Return..........    (19.38)%   (26.26)%/(c)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........    $1,858       $811
 Ratio of Expenses to
  Average Net Assets..      1.50%      1.50%/(d)/
 Ratio of Net
  Investment Income to
  Average Net Assets..     (0.51)%    (0.66)%/(d)/
 Portfolio Turnover
  Rate................     182.9%     104.8%/(d)/

                            2002      2001/(E)/
                            ----      ----
PARTNERS LARGECAP GROWTH FUND I
-------------------------------
CLASS J SHARES
--------------
Net Asset Value,
 Beginning of Period..     $7.31      $8.58
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)....     (0.02)     (0.02)
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........     (1.40)     (1.25)
                           -----      -----
 Total From Investment
            Operations     (1.42)     (1.27)
                           -----      -----
Net Asset Value, End
 of Period............     $5.89      $7.31
                           =====      =====
Total Return /(a)/ ...    (19.43)%   (15.00)%/(c)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........    $4,306     $1,050
 Ratio of Expenses to
  Average Net Assets..      1.70%      1.68%/(d)/
 Ratio of Net
  Investment Income to
  Average Net Assets..     (0.73)%    (0.84)%/(d)/
 Portfolio Turnover
  Rate................     182.9%     104.8%/(d)/

                            2002      2001/(B)/
                            ----      ----
PARTNERS LARGECAP GROWTH FUND I
-------------------------------
INSTITUTIONAL SHARES
--------------------
Net Asset Value,
 Beginning of Period..     $7.50     $10.30
Income from Investment
 Operations:
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........     (1.41)     (2.80)
                           -----      -----
 Total From Investment
            Operations     (1.41)     (2.80)
                           -----      -----
Net Asset Value, End
 of Period............     $6.09      $7.50
                           =====      =====
Total Return..........    (18.80)%   (25.63)%/(c)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $289,691    $11,239
 Ratio of Expenses to
  Average Net Assets..      0.75%      0.75%/(d)/
 Ratio of Net
  Investment Income to
  Average Net Assets..      0.25%     (0.01)%/(d)/
 Portfolio Turnover
  Rate................     182.9%     104.8%/(d)/

                            2002      2001/(B)/
                            ----      ----
PARTNERS LARGECAP GROWTH FUND I
-------------------------------
PREFERRED SHARES
----------------
Net Asset Value,
 Beginning of Period..     $7.47     $10.29
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)....      0.01      (0.01)
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........     (1.42)     (2.81)
                           -----      -----
 Total From Investment
            Operations     (1.41)     (2.82)
                           -----      -----
Net Asset Value, End
 of Period............     $6.06      $7.47
                           =====      =====
Total Return..........    (18.88)%   (25.93)%/(c)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........   $14,373       $747
 Ratio of Expenses to
  Average Net Assets..      1.01%      1.01%/(d)/
 Ratio of Net
  Investment Income to
  Average Net Assets..      0.05%     (0.17)%/(d)/
 Portfolio Turnover
  Rate................     182.9%     104.8%/(d)/

                            2002      2001/(B)/
                            ----      ----
PARTNERS LARGECAP GROWTH FUND I
-------------------------------
SELECT SHARES
-------------
Net Asset Value,
 Beginning of Period..     $7.46     $10.29
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)....     (0.01)     (0.02)
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........     (1.41)     (2.81)
                           -----      -----
 Total From Investment
            Operations     (1.42)     (2.83)
                           -----      -----
Net Asset Value, End
 of Period............     $6.04      $7.46
                           =====      =====
Total Return..........    (19.03)%   (25.96)%/(c)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........      $778       $746
 Ratio of Expenses to
  Average Net Assets..      1.12%      1.13%/(d)/
 Ratio of Net
  Investment Income to
  Average Net Assets..     (0.18)%    (0.29)%/(d)/
 Portfolio Turnover
  Rate................     182.9%     104.8%/(d)/


See accompanying notes.

                         PRINCIPAL INVESTORS FUND, INC.

 -------------------------------------------------------------------------------
See accompanying notes.

                         PRINCIPAL INVESTORS FUND, INC.

 -------------------------------------------------------------------------------

/(a) /Total return is calculated without the contingent deferred sales charge. /(b) /Period from December 6, 2000, date shares first offered, through October
  31, 2001. Advisors Preferred, Advisors Select, Institutional, Preferred and Select classes of shares incurred an unrealized gain of $.29, $.29, $.30, $.29 and $.29 per share, respectively, from November 28, 2000 through December 5, 2000.
/(c) /Total return amounts have not been annualized.
/(d) /Computed on an annualized basis.
/(e) /Period from March 1, 2001, date shares first offered, through October 31,
  2001. Class J shares incurred an unrealized loss of $.09 per share from February 27, 2001 through February 28, 2001.
See accompanying notes.

                              FINANCIAL HIGHLIGHTS
                         PRINCIPAL INVESTORS FUND, INC.

 -------------------------------------------------------------------------------

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR ENDED OCTOBER 31 (EXCEPT AS NOTED):

                          2002      2001/(B)/
                          ----      ----
PARTNERS LARGECAP GROWTH FUND II
--------------------------------
ADVISORS PREFERRED
------------------
 SHARES
 ------
Net Asset Value,
 Beginning of Period..   $7.41     $10.67
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)....   (0.05)     (0.05)
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........   (1.24)     (3.21)
                         -----      -----
 Total From Investment
            Operations   (1.29)     (3.26)
                         -----      -----
Net Asset Value, End
 of Period............   $6.12      $7.41
                         =====      =====
Total Return..........  (17.41)%   (29.46)%/(c)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........    $613       $741
 Ratio of Expenses to
  Average Net Assets..    1.57%      1.57%/(d)/
 Ratio of Net
  Investment Income to
  Average Net Assets..   (0.64)%    (0.75)%/(d)/
 Portfolio Turnover
  Rate................   176.7%     153.6%/(d)/

                          2002      2001/(B)/
                          ----      ----
PARTNERS LARGECAP GROWTH FUND II
--------------------------------
ADVISORS SELECT SHARES
----------------------
Net Asset Value,
 Beginning of Period..   $7.39     $10.67
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)....   (0.06)     (0.06)
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........   (1.23)     (3.22)
                         -----      -----
 Total From Investment
            Operations   (1.29)     (3.28)
                         -----      -----
Net Asset Value, End
 of Period............   $6.10      $7.39
                         =====      =====
Total Return..........  (17.46)%   (29.65)%/(c)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........    $611       $741
 Ratio of Expenses to
  Average Net Assets..    1.75%      1.75%/(d)/
 Ratio of Net
  Investment Income to
  Average Net Assets..   (0.82)%    (0.93)%/(d)/
 Portfolio Turnover
  Rate................   176.7%     153.6%/(d)/

                          2002      2001/(E)/
                          ----      ----
PARTNERS LARGECAP GROWTH FUND II
--------------------------------
CLASS J SHARES
--------------
Net Asset Value,
 Beginning of Period..   $7.27      $8.37
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)....   (0.21)     (0.02)
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........   (1.07)     (1.08)
                         -----      -----
 Total From Investment
            Operations   (1.28)     (1.10)
                         -----      -----
Net Asset Value, End
 of Period............   $5.99      $7.27
                         =====      =====
Total Return /(a)/ ...  (17.61)%   (13.76)%/(c)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $2,425       $688
 Ratio of Expenses to
  Average Net Assets..    1.95%      1.93%/(d)/
 Ratio of Net
  Investment Income to
  Average Net Assets..   (1.01)%    (1.15)%/(d)/
 Portfolio Turnover
  Rate................   176.7%     153.6%/(d)/

                          2002      2001/(B)/
                          ----      ----
PARTNERS LARGECAP GROWTH FUND II
--------------------------------
INSTITUTIONAL SHARES
--------------------
Net Asset Value,
 Beginning of Period..   $7.44     $10.67
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)....      --      (0.02)
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........   (1.25)     (3.21)
                         -----      -----
 Total From Investment
            Operations   (1.25)     (3.23)
                         -----      -----
Net Asset Value, End
 of Period............   $6.19      $7.44
                         =====      =====
Total Return..........  (16.80)%   (29.18)%/(c)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $3,266     $3,193
 Ratio of Expenses to
  Average Net Assets..    1.00%      1.00%/(d)/
 Ratio of Net
  Investment Income to
  Average Net Assets..   (0.07)%    (0.23)%/(d)/
 Portfolio Turnover
  Rate................   176.7%     153.6%/(d)/

                          2002      2001/(B)/
                          ----      ----
PARTNERS LARGECAP GROWTH FUND II
--------------------------------
PREFERRED SHARES
----------------
Net Asset Value,
 Beginning of Period..   $7.42     $10.67
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)....   (0.01)     (0.03)
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........   (1.26)     (3.22)
                         -----      -----
 Total From Investment
            Operations   (1.27)     (3.25)
                         -----      -----
Net Asset Value, End
 of Period............   $6.15      $7.42
                         =====      =====
Total Return..........  (17.12)%   (29.37)%/(c)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........    $843       $743
 Ratio of Expenses to
  Average Net Assets..    1.26%      1.26%/(d)/
 Ratio of Net
  Investment Income to
  Average Net Assets..   (0.33)%    (0.44)%/(d)/
 Portfolio Turnover
  Rate................   176.7%     153.6%/(d)/

                          2002      2001/(B)/
                          ----      ----
PARTNERS LARGECAP GROWTH FUND II
--------------------------------
SELECT SHARES
-------------
Net Asset Value,
 Beginning of Period..   $7.42     $10.67
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)....   (0.03)     (0.04)
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........   (1.25)     (3.21)
                         -----      -----
 Total From Investment
            Operations   (1.28)     (3.25)
                         -----      -----
Net Asset Value, End
 of Period............   $6.14      $7.42
                         =====      =====
Total Return..........  (17.25)%   (29.37)%/(c)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........    $615       $742
 Ratio of Expenses to
  Average Net Assets..    1.37%      1.38%/(d)/
 Ratio of Net
  Investment Income to
  Average Net Assets..   (0.44)%    (0.56)%/(d)/
 Portfolio Turnover
  Rate................   176.7%     153.6%/(d)/


See accompanying notes.

                         PRINCIPAL INVESTORS FUND, INC.

 -------------------------------------------------------------------------------
See accompanying notes.

                         PRINCIPAL INVESTORS FUND, INC.

 -------------------------------------------------------------------------------

/(a) /Total return is calculated without the contingent deferred sales charge. /(b) /Period from December 6, 2000, date shares first offered, through October
  31, 2001. Institutional and Preferred classes of shares each recognized $.01 of net investment income per share from November 30, 2000 through December 5, 2000. In addition, Advisors Preferred, Advisors Select, Institutional, Preferred and Select classes of shares incurred an unrealized gain of $.67, $.67, $.66, $.66 and $.67 per share, respectively, during the initial interim period.
/(c) /Total return amounts have not been annualized.
/(d) /Computed on an annualized basis.
/(e) /Period from March 1, 2001, date shares first offered, through October 31,
  2001. Class J incurred an unrealized loss of $.12 per share from February 27, 2001 through February 28, 2001.
See accompanying notes.

                              FINANCIAL HIGHLIGHTS
                         PRINCIPAL INVESTORS FUND, INC.

 -------------------------------------------------------------------------------

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR ENDED OCTOBER 31 (EXCEPT AS NOTED):

                            2002      2001/(C)/
                            ----      ----
PARTNERS LARGECAP VALUE FUND
----------------------------
ADVISORS PREFERRED
------------------
 SHARES
 ------
Net Asset Value,
 Beginning of Period..    $10.41     $10.40
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)....     (0.01)      0.09
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........     (0.79)     (0.05)
                           -----      -----
 Total From Investment
            Operations     (0.80)      0.04
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...        --      (0.03)
 Distributions from
  Realized Gains......     (0.04)        --
  ----                     -----
   Total Dividends and
         Distributions     (0.04)     (0.03)
                           -----      -----
Net Asset Value, End
 of Period............     $9.57     $10.41
                           =====     ======
Total Return..........     (7.73)%     1.92%/(d)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........    $2,797     $1,043
 Ratio of Expenses to
  Average Net Assets..      1.37%      1.37%/(e)/
 Ratio of Gross
  Expenses to Average
  Net Assets /(a)/ ...      1.37%        --
 Ratio of Net
  Investment Income to
  Average Net Assets..      0.99%      1.03%/(e)/
 Portfolio Turnover
  Rate................       7.8%      19.5%/(e)/

                            2002      2001/(C)/
                            ----      ----
PARTNERS LARGECAP VALUE FUND
----------------------------
ADVISORS SELECT SHARES
----------------------
Net Asset Value,
 Beginning of Period..    $10.40     $10.40
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)....     (0.02)      0.08
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........     (1.01)     (0.05)
                           -----      -----
 Total From Investment
            Operations     (1.03)      0.03
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...        --      (0.03)
 Distributions from
  Realized Gains......     (0.04)        --
  ----                     -----
   Total Dividends and
         Distributions     (0.04)     (0.03)
                           -----      -----
Net Asset Value, End
 of Period............     $9.33     $10.40
                           =====     ======
Total Return..........     (9.96)%     1.82%/(d)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........    $4,013     $1,041
 Ratio of Expenses to
  Average Net Assets..      1.55%      1.55%/(e)/
 Ratio of Gross
  Expenses to Average
  Net Assets /(a)/ ...      1.55%        --
 Ratio of Net
  Investment Income to
  Average Net Assets..      0.90%      0.85%/(e)/
 Portfolio Turnover
  Rate................       7.8%      19.5%/(e)/

                            2002      2001/(F)/
                            ----      ----
PARTNERS LARGECAP VALUE FUND
----------------------------
CLASS J SHARES
--------------
Net Asset Value,
 Beginning of Period..    $10.42     $10.82
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)....      0.02       0.01
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........     (1.07)     (0.41)
                           -----      -----
 Total From Investment
            Operations     (1.05)     (0.40)
Less Dividends and
 Distributions:
 Distributions from
  Realized Gains......     (0.04)        --
  ----                     -----
   Total Dividends and
         Distributions     (0.04)        --
  ----                     -----
Net Asset Value, End
 of Period............     $9.33     $10.42
                           =====     ======
Total Return /(b)/ ...    (10.13)%    (3.43)%/(d)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........    $5,816       $708
 Ratio of Expenses to
  Average Net Assets..      1.75%      1.72%/(e)/
 Ratio of Gross
  Expenses to Average
  Net Assets /(a)/ ...      1.75%        --
 Ratio of Net
  Investment Income to
  Average Net Assets..      0.68%      0.52%/(e)/
 Portfolio Turnover
  Rate................       7.8%      19.5%/(e)/

                            2002      2001/(C)/
                            ----      ----
PARTNERS LARGECAP VALUE FUND
----------------------------
INSTITUTIONAL SHARES
--------------------
Net Asset Value,
 Beginning of Period..    $10.45     $10.41
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)....      0.11       0.04
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........     (1.07)      0.03
                           -----       ----
 Total From Investment
            Operations     (0.96)      0.07
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...     (0.06)     (0.03)
 Distributions from
  Realized Gains......     (0.04)        --
  ----                     -----
   Total Dividends and
         Distributions     (0.10)     (0.03)
                           -----      -----
Net Asset Value, End
 of Period............     $9.39     $10.45
                           =====     ======
Total Return..........     (9.32)%     2.21%/(d)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $441,889    $23,921
 Ratio of Expenses to
  Average Net Assets..      0.80%      0.80%/(e)/
 Ratio of Gross
  Expenses to Average
  Net Assets /(a)/ ...      0.80%        --
 Ratio of Net
  Investment Income to
  Average Net Assets..      1.59%      1.33%/(e)/
 Portfolio Turnover
  Rate................       7.8%      19.5%/(e)/

                            2002      2001/(C)/
                            ----      ----
PARTNERS LARGECAP VALUE FUND
----------------------------
PREFERRED SHARES
----------------
Net Asset Value,
 Beginning of Period..    $10.44     $10.40
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)....        --       0.12
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........     (0.97)     (0.05)
                           -----      -----
 Total From Investment
            Operations     (0.97)      0.07
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...     (0.03)     (0.03)
 Distributions from
  Realized Gains......     (0.04)        --
  ----                     -----
   Total Dividends and
         Distributions     (0.07)     (0.03)
                           -----      -----
Net Asset Value, End
 of Period............     $9.40     $10.44
                           =====     ======
Total Return..........     (9.37)%     2.12%/(d)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........   $10,021     $1,045
 Ratio of Expenses to
  Average Net Assets..      1.06%      1.06%/(e)/
 Ratio of Gross
  Expenses to Average
  Net Assets /(a)/ ...      1.06%        --
 Ratio of Net
  Investment Income to
  Average Net Assets..      1.44%      1.34%/(e)/
 Portfolio Turnover
  Rate................       7.8%      19.5%/(e)/

                            2002      2001/(C)/
                            ----      ----
PARTNERS LARGECAP VALUE FUND
----------------------------
SELECT SHARES
-------------
Net Asset Value,
 Beginning of Period..    $10.43     $10.40
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)....      0.12       0.11
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........     (1.11)     (0.05)
                           -----      -----
 Total From Investment
            Operations     (0.99)      0.06
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...     (0.02)     (0.03)
 Distributions from
  Realized Gains......     (0.04)        --
  ----                     -----
   Total Dividends and
         Distributions     (0.06)     (0.03)
                           -----      -----
Net Asset Value, End
 of Period............     $9.38     $10.43
                           =====     ======
Total Return..........     (9.59)%     2.12%/(d)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........      $979     $1,044
 Ratio of Expenses to
  Average Net Assets..      1.17%      1.18%/(e)/
 Ratio of Gross
  Expenses to Average
  Net Assets /(a)/ ...      1.17%        --
 Ratio of Net
  Investment Income to
  Average Net Assets..      1.22%      1.22%/(e)/
 Portfolio Turnover
  Rate................       7.8%      19.5%/(e)/


See accompanying notes.

                         PRINCIPAL INVESTORS FUND, INC.

 -------------------------------------------------------------------------------
See accompanying notes.

                         PRINCIPAL INVESTORS FUND, INC.

 -------------------------------------------------------------------------------

/(a) /Expense ratio without fees paid indirectly.
/(b) /Total return is calculated without the contingent deferred sales charge. /(c) /Period from December 6, 2000, date shares first offered, through October
  31, 2001. Advisors Preferred, Advisors Select, Institutional, Preferred and Select classes of shares each recognized $.01 of net investment income per share and incurred an unrealized gain of $.39, $.39, $.40, $.39 and $.39 per share, respectively, from November 27, 2000 through December 5, 2000.
/(d) /Total return amounts have not been annualized.
/(e) /Computed on an annualized basis.
/(f) /Period from March 1, 2001, date shares first offered, through October 31,
  2001. Class J shares recognized $.01 of net investment income per share and incurred an unrealized loss of $.09 per share from February 27, 2001 through February 28, 2001.
See accompanying notes.

                              FINANCIAL HIGHLIGHTS
                         PRINCIPAL INVESTORS FUND, INC.

 -------------------------------------------------------------------------------

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR ENDED OCTOBER 31 (EXCEPT AS NOTED):

                          2002      2001/(B)/
                          ----      ----
PARTNERS MIDCAP BLEND FUND
--------------------------
ADVISORS PREFERRED
------------------
 SHARES
 ------
Net Asset Value,
 Beginning of Period..   $8.71     $10.00
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)....   (0.07)     (0.04)
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........   (1.77)     (1.25)
                         -----      -----
 Total From Investment
            Operations   (1.84)     (1.29)
                         -----      -----
Net Asset Value, End
 of Period............   $6.87      $8.71
                         =====      =====
Total Return..........  (21.13)%   (12.90)%/(c)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........    $573       $727
 Ratio of Expenses to
  Average Net Assets..    1.57%      1.57%/(d)/
 Ratio of Net
  Investment Income to
  Average Net Assets..   (0.77)%    (0.66)%/(d)/
 Portfolio Turnover
  Rate................   163.0%     176.3%/(d)/

                          2002      2001/(B)/
                          ----      ----
PARTNERS MIDCAP BLEND FUND
--------------------------
ADVISORS SELECT SHARES
----------------------
Net Asset Value,
 Beginning of Period..   $8.70     $10.00
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)....   (0.08)     (0.06)
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........   (1.77)     (1.24)
                         -----      -----
 Total From Investment
            Operations   (1.85)     (1.30)
                         -----      -----
Net Asset Value, End
 of Period............   $6.85      $8.70
                         =====      =====
Total Return..........  (21.26)%   (13.00)%/(c)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........    $572       $726
 Ratio of Expenses to
  Average Net Assets..    1.75%      1.75%/(d)/
 Ratio of Net
  Investment Income to
  Average Net Assets..   (0.95)%    (0.84)%/(d)/
 Portfolio Turnover
  Rate................   163.0%     176.3%/(d)/

                          2002      2001/(B)/
                          ----      ----
PARTNERS MIDCAP BLEND FUND
--------------------------
CLASS J SHARES
--------------
Net Asset Value,
 Beginning of Period..   $8.70     $10.00
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)....   (0.03)     (0.05)
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........   (1.83)     (1.25)
                         -----      -----
 Total From Investment
            Operations   (1.86)     (1.30)
                         -----      -----
Net Asset Value, End
 of Period............   $6.84      $8.70
                         =====      =====
Total Return /(a)/ ...  (21.38)%   (13.00)%/(c)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $2,935     $1,251
 Ratio of Expenses to
  Average Net Assets..    1.95%      1.80%/(d)/
 Ratio of Net
  Investment Income to
  Average Net Assets..   (1.16)%    (0.93)%/(d)/
 Portfolio Turnover
  Rate................   163.0%     176.3%/(d)/

                          2002      2001/(B)/
                          ----      ----
PARTNERS MIDCAP BLEND FUND
--------------------------
INSTITUTIONAL SHARES
--------------------
Net Asset Value,
 Beginning of Period..   $8.74     $10.00
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)....   (0.06)     (0.01)
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........   (1.75)     (1.25)
                         -----      -----
 Total From Investment
            Operations   (1.81)     (1.26)
                         -----      -----
Net Asset Value, End
 of Period............   $6.93      $8.74
                         =====      =====
Total Return..........  (20.71)%   (12.60)%/(c)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $5,785     $2,121
 Ratio of Expenses to
  Average Net Assets..    1.00%      1.00%/(d)/
 Ratio of Net
  Investment Income to
  Average Net Assets..   (0.22)%    (0.14)%/(d)/
 Portfolio Turnover
  Rate................   163.0%     176.3%/(d)/

                          2002      2001/(B)/
                          ----      ----
PARTNERS MIDCAP BLEND FUND
--------------------------
PREFERRED SHARES
----------------
Net Asset Value,
 Beginning of Period..   $8.73     $10.00
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)....   (0.03)     (0.02)
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........   (1.80)     (1.25)
                         -----      -----
 Total From Investment
            Operations   (1.83)     (1.27)
                         -----      -----
Net Asset Value, End
 of Period............   $6.90      $8.73
                         =====      =====
Total Return..........  (20.96)%   (12.70)%/(c)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........    $675       $729
 Ratio of Expenses to
  Average Net Assets..    1.26%      1.26%/(d)/
 Ratio of Net
  Investment Income to
  Average Net Assets..   (0.46)%    (0.35)%/(d)/
 Portfolio Turnover
  Rate................   163.0%     176.3%/(d)/

                          2002      2001/(B)/
                          ----      ----
PARTNERS MIDCAP BLEND FUND
--------------------------
SELECT SHARES
-------------
Net Asset Value,
 Beginning of Period..   $8.72     $10.00
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)....   (0.05)     (0.03)
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........   (1.78)     (1.25)
                         -----      -----
 Total From Investment
            Operations   (1.83)     (1.28)
                         -----      -----
Net Asset Value, End
 of Period............   $6.89      $8.72
                         =====      =====
Total Return..........  (20.99)%   (12.80)%/(c)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........    $575       $729
 Ratio of Expenses to
  Average Net Assets..    1.37%      1.38%/(d)/
 Ratio of Net
  Investment Income to
  Average Net Assets..   (0.58)%    (0.47)%/(d)/
 Portfolio Turnover
  Rate................   163.0%     176.3%/(d)/


See accompanying notes.

                         PRINCIPAL INVESTORS FUND, INC.

 -------------------------------------------------------------------------------
See accompanying notes.

                         PRINCIPAL INVESTORS FUND, INC.

 -------------------------------------------------------------------------------

/(a) /Total return is calculated without the contingent deferred sales charge. /(b) /Period from March 1, 2001, date shares first offered, through October 31,
  2001.
/(c) /Total return amounts have not been annualized.
/(d) /Computed on an annualized basis.
See accompanying notes.

                              FINANCIAL HIGHLIGHTS
                         PRINCIPAL INVESTORS FUND, INC.

 -------------------------------------------------------------------------------

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR ENDED OCTOBER 31 (EXCEPT AS NOTED):



                          2002      2001/(B)/
                          ----      ----
PARTNERS MIDCAP GROWTH FUND
---------------------------
ADVISORS PREFERRED
------------------
 SHARES
 ------
Net Asset Value,
 Beginning of Period..   $6.51     $11.09
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)....   (0.05)        --
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........   (1.16)     (4.58)
                         -----      -----
 Total From Investment
            Operations   (1.21)     (4.58)
                         -----      -----
Net Asset Value, End
 of Period............   $5.30      $6.51
                         =====      =====
Total Return..........  (18.59)%   (40.49)%/(c)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $1,296       $815
 Ratio of Expenses to
  Average Net Assets..    1.57%      1.57%/(d)/
 Ratio of Net
  Investment Income to
  Average Net Assets..   (1.35)%    (1.33)%/(d)/
 Portfolio Turnover
  Rate................   225.6%     347.3%/(d)/

                          2002      2001/(B)/
                          ----      ----
PARTNERS MIDCAP GROWTH FUND
---------------------------
ADVISORS SELECT SHARES
----------------------
Net Asset Value,
 Beginning of Period..   $6.50     $11.09
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)....   (0.10)     (0.01)
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........   (1.19)     (4.58)
                         -----      -----
 Total From Investment
            Operations   (1.29)     (4.59)
                         -----      -----
Net Asset Value, End
 of Period............   $5.21      $6.50
                         =====      =====
Total Return..........  (19.85)%   (40.53)%/(c)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........    $653       $814
 Ratio of Expenses to
  Average Net Assets..    1.75%      1.75%/(d)/
 Ratio of Net
  Investment Income to
  Average Net Assets..   (1.53)%    (1.51)%/(d)/
 Portfolio Turnover
  Rate................   225.6%     347.3%/(d)/

                          2002      2001/(E)/
                          ----      ----
PARTNERS MIDCAP GROWTH FUND
---------------------------
CLASS J SHARES
--------------
Net Asset Value,
 Beginning of Period..   $6.28      $8.27
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)....   (0.09)      0.04
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........   (1.16)     (2.03)
                         -----      -----
 Total From Investment
            Operations   (1.25)     (1.99)
                         -----      -----
Net Asset Value, End
 of Period............   $5.03      $6.28
                         =====      =====
Total Return /(a)/ ...  (19.90)%   (24.43)%/(c)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $2,648       $663
 Ratio of Expenses to
  Average Net Assets..    1.95%      1.90%/(d)/
 Ratio of Net
  Investment Income to
  Average Net Assets..   (1.72)%    (1.66)%/(d)/
 Portfolio Turnover
  Rate................   225.6%     347.3%/(d)/

                          2002      2001/(E)/
                          ----      ----
PARTNERS MIDCAP GROWTH FUND
---------------------------
INSTITUTIONAL SHARES
--------------------
Net Asset Value,
 Beginning of Period..   $6.31      $8.27
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)....   (0.05)      0.04
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........   (1.16)     (2.00)
                         -----      -----
 Total From Investment
            Operations   (1.21)     (1.96)
                         -----      -----
Net Asset Value, End
 of Period............   $5.10      $6.31
                         =====      =====
Total Return..........  (19.18)%   (24.07)%/(c)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........      $6         $7
 Ratio of Expenses to
  Average Net Assets..    1.00%      1.00%/(d)/
 Ratio of Net
  Investment Income to
  Average Net Assets..   (0.78)%    (0.77)%/(d)/
 Portfolio Turnover
  Rate................   225.6%     347.3%/(d)/

                          2002      2001/(B)/
                          ----      ----
PARTNERS MIDCAP GROWTH FUND
---------------------------
PREFERRED SHARES
----------------
Net Asset Value,
 Beginning of Period..   $6.52     $11.09
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)....   (0.03)     (0.05)
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........   (1.23)     (4.52)
                         -----      -----
 Total From Investment
            Operations   (1.26)     (4.57)
                         -----      -----
Net Asset Value, End
 of Period............   $5.26      $6.52
                         =====      =====
Total Return..........  (19.33)%   (40.40)%/(c)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $1,155       $815
 Ratio of Expenses to
  Average Net Assets..    1.26%      1.26%/(d)/
 Ratio of Net
  Investment Income to
  Average Net Assets..   (1.04)%    (1.00)%/(d)/
 Portfolio Turnover
  Rate................   225.6%     347.3%/(d)/

                          2002      2001/(B)/
                          ----      ----
PARTNERS MIDCAP GROWTH FUND
---------------------------
SELECT SHARES
-------------
Net Asset Value,
 Beginning of Period..   $6.52     $11.09
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)....   (0.07)      0.01
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........   (1.20)     (4.58)
                         -----      -----
 Total From Investment
            Operations   (1.27)     (4.57)
                         -----      -----
Net Asset Value, End
 of Period............   $5.25      $6.52
                         =====      =====
Total Return..........  (19.48)%   (40.40)%/(c)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........    $657       $816
 Ratio of Expenses to
  Average Net Assets..    1.37%      1.38%/(d)/
 Ratio of Net
  Investment Income to
  Average Net Assets..   (1.15)%    (1.14)%/(d)/
 Portfolio Turnover
  Rate................   225.6%     347.3%/(d)/


See accompanying notes.

                         PRINCIPAL INVESTORS FUND, INC.

 -------------------------------------------------------------------------------
See accompanying notes.

                         PRINCIPAL INVESTORS FUND, INC.

 -------------------------------------------------------------------------------

/(a) /Total return is calculated without the contingent deferred sales charge. /(b) /Period from December 6, 2000, date shares first offered, through October
  31, 2001. The Preferred class recognized $.01 of net investment income per share from November 29, 2000 through December 5, 2000. In addition, Advisors Preferred, Advisors Select, Preferred and Select classes of shares incurred an unrealized gain of $1.09, $1.09, $1.08 and $1.09 per share, respectively, during the initial interim period.
/(c) /Total return amounts have not been annualized.
/(d) /Computed on an annualized basis.
/(e) /Period from March 1, 2001, date shares first offered, through October 31,
  2001. Class J and Institutional shares each incurred an unrealized loss of $.24 per share from February 27, 2001 through February 28, 2001.
See accompanying notes.

                              FINANCIAL HIGHLIGHTS
                         PRINCIPAL INVESTORS FUND, INC.

 -------------------------------------------------------------------------------

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR ENDED OCTOBER 31 (EXCEPT AS NOTED):



                           2002     2001/(B)/
                           ----     ----
PARTNERS MIDCAP VALUE FUND
--------------------------
ADVISORS PREFERRED
------------------
 SHARES
 ------
Net Asset Value,
 Beginning of Period..    $9.38    $10.14
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)....    (0.03)       --
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........     0.04     (0.75)
                           ----     -----
 Total From Investment
            Operations     0.01     (0.75)
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...       --     (0.01)
  ----                              -----
   Total Dividends and
         Distributions       --     (0.01)
  ----                              -----
Net Asset Value, End
 of Period............    $9.39     $9.38
                          =====     =====
Total Return..........     0.11%    (6.77)%/(c)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........   $1,449      $940
 Ratio of Expenses to
  Average Net Assets..     1.57%     1.57%/(d)/
 Ratio of Net
  Investment Income to
  Average Net Assets..    (0.45)%   (0.12)%/(d)/
 Portfolio Turnover
  Rate................     80.0%    224.9%/(d)/

                           2002     2001/(B)/
                           ----     ----
PARTNERS MIDCAP VALUE FUND
--------------------------
ADVISORS SELECT SHARES
----------------------
Net Asset Value,
 Beginning of Period..    $9.37    $10.14
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)....    (0.05)    (0.01)
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........    (0.08)    (0.75)
                          -----     -----
 Total From Investment
            Operations    (0.13)    (0.76)
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...       --     (0.01)
  ----                              -----
   Total Dividends and
         Distributions       --     (0.01)
  ----                              -----
Net Asset Value, End
 of Period............    $9.24     $9.37
                          =====     =====
Total Return..........    (1.39)%   (6.87)%/(c)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........   $1,177      $989
 Ratio of Expenses to
  Average Net Assets..     1.75%     1.75%/(d)/
 Ratio of Net
  Investment Income to
  Average Net Assets..    (0.64)%   (0.30)%/(d)/
 Portfolio Turnover
  Rate................     80.0%    224.9%/(d)/

                           2002     2001/(E)/
                           ----     ----
PARTNERS MIDCAP VALUE FUND
--------------------------
CLASS J SHARES
--------------
Net Asset Value,
 Beginning of Period..    $9.35    $10.20
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)....    (0.04)    (0.02)
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........    (0.10)    (0.83)
                          -----     -----
 Total From Investment
            Operations    (0.14)    (0.85)
                          -----     -----
Net Asset Value, End
 of Period............    $9.21     $9.35
                          =====     =====
Total Return /(a)/ ...    (1.50)%   (8.15)%/(c)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........   $4,573      $891
 Ratio of Expenses to
  Average Net Assets..     1.95%     1.92%/(d)/
 Ratio of Net
  Investment Income to
  Average Net Assets..    (0.94)%   (0.48)%/(d)/
 Portfolio Turnover
  Rate................     80.0%    224.9%/(d)/

                           2002     2001/(B)/
                           ----     ----
PARTNERS MIDCAP VALUE FUND
--------------------------
INSTITUTIONAL SHARES
--------------------
Net Asset Value,
 Beginning of Period..    $9.43    $10.14
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)....    (0.02)     0.03
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........    (0.04)    (0.73)
                          -----     -----
 Total From Investment
            Operations    (0.06)    (0.70)
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...    (0.01)    (0.01)
 Tax Return of Capital
  Distribution........    (0.02)       --
 ----                     -----
   Total Dividends and
         Distributions    (0.03)    (0.01)
                          -----     -----
Net Asset Value, End
 of Period............    $9.34     $9.43
                          =====     =====
Total Return..........    (0.67)%   (6.28)%/(c)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $21,210    $2,956
 Ratio of Expenses to
  Average Net Assets..     1.00%     1.00%/(d)/
 Ratio of Net
  Investment Income to
  Average Net Assets..       --      0.44%/(d)/
 Portfolio Turnover
  Rate................     80.0%    224.9%/(d)/

                           2002     2001/(B)/
                           ----     ----
PARTNERS MIDCAP VALUE FUND
--------------------------
PREFERRED SHARES
----------------
Net Asset Value,
 Beginning of Period..    $9.41    $10.14
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)....    (0.02)     0.02
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........    (0.06)    (0.74)
                          -----     -----
 Total From Investment
            Operations    (0.08)    (0.72)
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...       --     (0.01)
  ----                              -----
   Total Dividends and
         Distributions       --     (0.01)
  ----                              -----
Net Asset Value, End
 of Period............    $9.33     $9.41
                          =====     =====
Total Return..........    (0.83)%   (6.48)%/(c)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........   $1,485      $942
 Ratio of Expenses to
  Average Net Assets..     1.26%     1.26%/(d)/
 Ratio of Net
  Investment Income to
  Average Net Assets..    (0.16)%    0.19%/(d)/
 Portfolio Turnover
  Rate................     80.0%    224.9%/(d)/

                           2002     2001/(B)/
                           ----     ----
PARTNERS MIDCAP VALUE FUND
--------------------------
SELECT SHARES
-------------
Net Asset Value,
 Beginning of Period..    $9.40    $10.14
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)....    (0.02)     0.01
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........    (0.07)    (0.74)
                          -----     -----
 Total From Investment
            Operations    (0.09)    (0.73)
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...       --     (0.01)
  ----                              -----
   Total Dividends and
         Distributions       --     (0.01)
  ----                              -----
Net Asset Value, End
 of Period............    $9.31     $9.40
                          =====     =====
Total Return..........    (0.96)%   (6.58)%/(c)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........     $932      $941
 Ratio of Expenses to
  Average Net Assets..     1.37%     1.38%/(d)/
 Ratio of Net
  Investment Income to
  Average Net Assets..    (0.24)%    0.07%/(d)/
 Portfolio Turnover
  Rate................     80.0%    224.9%/(d)/


See accompanying notes.

                         PRINCIPAL INVESTORS FUND, INC.

 -------------------------------------------------------------------------------
See accompanying notes.

                         PRINCIPAL INVESTORS FUND, INC.

 -------------------------------------------------------------------------------

/(a) /Total return is calculated without the contingent deferred sales charge. /(b) /Period from December 6, 2000, date shares first offered, through October
  31, 2001. Institutional shares recognized $.01 of net investment income per share from November 28, 2000 through December 5, 2000. In addition, Advisors Preferred, Advisors Select, Institutional, Preferred and Select classes of shares incurred an unrealized gain of $.14, $.14, $.13, $.14 and $.14 per share, respectively, during the initial interim period.
/(c) /Total return amounts have not been annualized.
/(d) /Computed on an annualized basis.
/(e) /Period from March 1, 2001, date shares first offered, through October 31,
  2001. Class J incurred an unrealized loss of $.07 per share from February 27, 2001 through February 28, 2001.
See accompanying notes.

                              FINANCIAL HIGHLIGHTS
                         PRINCIPAL INVESTORS FUND, INC.

 -------------------------------------------------------------------------------

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR ENDED OCTOBER 31 (EXCEPT AS NOTED):



                           2002      2001/(B)/
                           ----      ----
PARTNERS SMALLCAP GROWTH FUND I
-------------------------------
ADVISORS PREFERRED
------------------
 SHARES
 ------
Net Asset Value,
 Beginning of Period..    $7.32      $9.82
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)....    (0.04)     (0.08)
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........    (2.20)     (2.42)
                          -----      -----
 Total From Investment
            Operations    (2.24)     (2.50)
                          -----      -----
Net Asset Value, End
 of Period............    $5.08      $7.32
                          =====      =====
Total Return..........   (30.60)%   (23.67)%/(c)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........   $1,092       $734
 Ratio of Expenses to
  Average Net Assets..     1.67%      1.67%/(d)/
 Ratio of Net
  Investment Income to
  Average Net Assets..    (1.47)%    (1.32)%/(d)/
 Portfolio Turnover
  Rate................    110.9%     161.1%/(d)/

                           2002      2001/(B)/
                           ----      ----
PARTNERS SMALLCAP GROWTH FUND I
-------------------------------
ADVISORS SELECT SHARES
----------------------
Net Asset Value,
 Beginning of Period..    $7.31      $9.82
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)....    (0.06)     (0.09)
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........    (2.19)     (2.42)
                          -----      -----
 Total From Investment
            Operations    (2.25)     (2.51)
                          -----      -----
Net Asset Value, End
 of Period............    $5.06      $7.31
                          =====      =====
Total Return..........   (30.78)%   (23.77)%/(c)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........     $789       $733
 Ratio of Expenses to
  Average Net Assets..     1.85%      1.85%/(d)/
 Ratio of Net
  Investment Income to
  Average Net Assets..    (1.65)%    (1.50)%/(d)/
 Portfolio Turnover
  Rate................    110.9%     161.1%/(d)/

                           2002      2001/(E)/
                           ----      ----
PARTNERS SMALLCAP GROWTH FUND I
-------------------------------
CLASS J SHARES
--------------
Net Asset Value,
 Beginning of Period..    $7.12      $8.28
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)....    (0.06)     (0.05)
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........    (2.14)     (1.11)
                          -----      -----
 Total From Investment
            Operations    (2.20)     (1.16)
                          -----      -----
Net Asset Value, End
 of Period............    $4.92      $7.12
                          =====      =====
Total Return /(a)/ ...   (30.90)%   (13.70)%/(c)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........   $1,386       $316
 Ratio of Expenses to
  Average Net Assets..     2.05%      2.02%/(d)/
 Ratio of Net
  Investment Income to
  Average Net Assets..    (1.85)%    (1.72)%/(d)/
 Portfolio Turnover
  Rate................    110.9%     161.1%/(d)/

                           2002      2001/(B)/
                           ----      ----
PARTNERS SMALLCAP GROWTH FUND I
-------------------------------
INSTITUTIONAL SHARES
--------------------
Net Asset Value,
 Beginning of Period..    $7.35      $9.82
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)....    (0.04)     (0.04)
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........    (2.19)     (2.43)
                          -----      -----
 Total From Investment
            Operations    (2.23)     (2.47)
                          -----      -----
Net Asset Value, End
 of Period............    $5.12      $7.35
                          =====      =====
Total Return..........   (30.34)%   (23.36)%/(c)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $91,760     $5,591
 Ratio of Expenses to
  Average Net Assets..     1.10%      1.10%/(d)/
 Ratio of Net
  Investment Income to
  Average Net Assets..    (0.90)%    (0.78)%/(d)/
 Portfolio Turnover
  Rate................    110.9%     161.1%/(d)/

                           2002      2001/(B)/
                           ----      ----
PARTNERS SMALLCAP GROWTH FUND I
-------------------------------
PREFERRED SHARES
----------------
Net Asset Value,
 Beginning of Period..    $7.34      $9.82
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)....    (0.04)     (0.06)
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........    (2.17)     (2.42)
                          -----      -----
 Total From Investment
            Operations    (2.21)     (2.48)
                          -----      -----
Net Asset Value, End
 of Period............    $5.13      $7.34
                          =====      =====
Total Return..........   (30.11)%   (23.46)%/(c)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........     $931       $735
 Ratio of Expenses to
  Average Net Assets..     1.36%      1.36%/(d)/
 Ratio of Net
  Investment Income to
  Average Net Assets..    (1.17)%    (1.01)%/(d)/
 Portfolio Turnover
  Rate................    110.9%     161.1%/(d)/

                           2002      2001/(B)/
                           ----      ----
PARTNERS SMALLCAP GROWTH FUND I
-------------------------------
SELECT SHARES
-------------
Net Asset Value,
 Beginning of Period..    $7.34      $9.82
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)....    (0.09)     (0.06)
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........    (2.15)     (2.42)
                          -----      -----
 Total From Investment
            Operations    (2.24)     (2.48)
                          -----      -----
Net Asset Value, End
 of Period............    $5.10      $7.34
                          =====      =====
Total Return..........   (30.52)%   (23.46)%/(c)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........     $510       $735
 Ratio of Expenses to
  Average Net Assets..     1.47%      1.48%/(d)/
 Ratio of Net
  Investment Income to
  Average Net Assets..    (1.27)%    (1.13)%/(d)/
 Portfolio Turnover
  Rate................    110.9%     161.1%/(d)/


See accompanying notes.

                         PRINCIPAL INVESTORS FUND, INC.

 -------------------------------------------------------------------------------
See accompanying notes.

                         PRINCIPAL INVESTORS FUND, INC.

 -------------------------------------------------------------------------------

/(a) /Total return is calculated without the contingent deferred sales charge. /(b) /Period from December 6, 2000, date shares first offered, through October
  31, 2001. Advisors Preferred, Advisors Select, Institutional, Preferred and Select classes of shares each incurred an unrealized loss of $.18 per share from November 28, 2000 through December 5, 2000.
/(c) /Total return amounts have not been annualized.
/(d) /Computed on an annualized basis
/(e) /Period from March 1, 2001, date shares first offered, through October 31,
  2001. Class J shares incurred an unrealized loss of $.10 per share from February 27, 2001 through February 28, 2001.
See accompanying notes.

                              FINANCIAL HIGHLIGHTS
                         PRINCIPAL INVESTORS FUND, INC.

 -------------------------------------------------------------------------------

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR ENDED OCTOBER 31 (EXCEPT AS NOTED):



                          2002      2001/(C)/
                          ----      ----
PARTNERS SMALLCAP GROWTH FUND II
--------------------------------
ADVISORS PREFERRED
------------------
 SHARES
 ------
Net Asset Value,
 Beginning of Period..   $6.25     $10.85
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)....      --      (0.07)
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........   (0.57)     (4.53)
                         -----      -----
 Total From Investment
            Operations   (0.57)     (4.60)
                         -----      -----
Net Asset Value, End
 of Period............   $5.68      $6.25
                         =====      =====
Total Return..........   (9.12)%   (41.23)%/(d)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $1,419       $626
 Ratio of Expenses to
  Average Net Assets..    1.56%      1.57%/(e)/
 Ratio of Gross
  Expenses to Average
  Net Assets /(a)/ ...    1.57%        --
 Ratio of Net
  Investment Income to
  Average Net Assets..   (1.30)%    (1.19)%/(e)/
 Portfolio Turnover
  Rate................   120.1%     159.8%/(e)/

                          2002      2001/(C)/
                          ----      ----
PARTNERS SMALLCAP GROWTH FUND II
--------------------------------
ADVISORS SELECT SHARES
----------------------
Net Asset Value,
 Beginning of Period..   $6.24     $10.85
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)....   (0.09)     (0.08)
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........   (0.49)     (4.53)
                         -----      -----
 Total From Investment
            Operations   (0.58)     (4.61)
                         -----      -----
Net Asset Value, End
 of Period............   $5.66      $6.24
                         =====      =====
Total Return..........   (9.29)%   (41.32)%/(d)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........    $567       $625
 Ratio of Expenses to
  Average Net Assets..    1.74%      1.75%/(e)/
 Ratio of Gross
  Expenses to Average
  Net Assets /(a)/ ...    1.75%        --
 Ratio of Net
  Investment Income to
  Average Net Assets..   (1.47)%    (1.37)%/(e)/
 Portfolio Turnover
  Rate................   120.1%     159.8%/(e)/

                          2002      2001/(F)/
                          ----      ----
PARTNERS SMALLCAP GROWTH FUND II
--------------------------------
CLASS J SHARES
--------------
Net Asset Value,
 Beginning of Period..   $6.04      $7.75
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)....   (0.04)     (0.04)
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........   (0.53)     (1.67)
                         -----      -----
 Total From Investment
            Operations   (0.57)     (1.71)
                         -----      -----
Net Asset Value, End
 of Period............   $5.47      $6.04
                         =====      =====
Total Return /(b)/ ...   (9.44)%   (22.56)%/(d)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $1,099       $301
 Ratio of Expenses to
  Average Net Assets..    1.93%      1.92%/(e)/
 Ratio of Gross
  Expenses to Average
  Net Assets /(a)/ ...    1.95%        --
 Ratio of Net
  Investment Income to
  Average Net Assets..   (1.64)%    (1.60)%/(e)/
 Portfolio Turnover
  Rate................   120.1%     159.8%/(e)/

                          2002      2001/(C)/
                          ----      ----
PARTNERS SMALLCAP GROWTH FUND II
--------------------------------
INSTITUTIONAL SHARES
--------------------
Net Asset Value,
 Beginning of Period..   $6.27     $10.85
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)....   (0.12)     (0.04)
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........   (0.43)     (4.54)
                         -----      -----
 Total From Investment
            Operations   (0.55)     (4.58)
                         -----      -----
Net Asset Value, End
 of Period............   $5.72      $6.27
                         =====      =====
Total Return..........   (8.77)%   (41.04)%/(d)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $7,077     $1,166
 Ratio of Expenses to
  Average Net Assets..    0.99%      1.00%/(e)/
 Ratio of Gross
  Expenses to Average
  Net Assets /(a)/ ...    1.00%        --
 Ratio of Net
  Investment Income to
  Average Net Assets..   (0.70)%    (0.48)%/(e)/
 Portfolio Turnover
  Rate................   120.1%     159.8%/(e)/

                          2002      2001/(C)/
                          ----      ----
PARTNERS SMALLCAP GROWTH FUND II
--------------------------------
PREFERRED SHARES
----------------
Net Asset Value,
 Beginning of Period..   $6.27     $10.85
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)....   (0.04)     (0.06)
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........   (0.52)     (4.52)
                         -----      -----
 Total From Investment
            Operations   (0.56)     (4.58)
                         -----      -----
Net Asset Value, End
 of Period............   $5.71      $6.27
                         =====      =====
Total Return..........   (8.93)%   (41.04)%/(d)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........    $692       $628
 Ratio of Expenses to
  Average Net Assets..    1.25%      1.26%/(e)/
 Ratio of Gross
  Expenses to Average
  Net Assets /(a)/ ...    1.26%        --
 Ratio of Net
  Investment Income to
  Average Net Assets..   (0.98)%    (0.88)%/(e)/
 Portfolio Turnover
  Rate................   120.1%     159.8%/(e)/

                          2002      2001/(C)/
                          ----      ----
PARTNERS SMALLCAP GROWTH FUND II
--------------------------------
SELECT SHARES
-------------
Net Asset Value,
 Beginning of Period..   $6.26     $10.85
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)....   (0.07)     (0.06)
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........   (0.49)     (4.53)
                         -----      -----
 Total From Investment
            Operations   (0.56)     (4.59)
                         -----      -----
Net Asset Value, End
 of Period............   $5.70      $6.26
                         =====      =====
Total Return..........   (8.95)%   (41.13)%/(d)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........    $571       $627
 Ratio of Expenses to
  Average Net Assets..    1.36%      1.38%/(e)/
 Ratio of Gross
  Expenses to Average
  Net Assets /(a)/ ...    1.37%        --
 Ratio of Net
  Investment Income to
  Average Net Assets..   (1.09)%    (1.00)%/(e)/
 Portfolio Turnover
  Rate................   120.1%     159.8%/(e)/


See accompanying notes.

                         PRINCIPAL INVESTORS FUND, INC.

 -------------------------------------------------------------------------------
See accompanying notes.

                         PRINCIPAL INVESTORS FUND, INC.

 -------------------------------------------------------------------------------

/(a) /Expense ratio without fees paid indirectly.
/(b) /Total return is calculated without the contingent deferred sales charge. /(c) /Period from December 6, 2000, date shares first offered, through October
  31, 2001. Advisors Preferred, Advisors Select, Institutional, Preferred and Select classes of shares each recognized $.01 of net investment income per share and incurred an unrealized gain of $.84 per share from November 29, 2000 through December 5, 2000.
/(d) /Total return amounts have not been annualized.
/(e) /Computed on an annualized basis.
/(f) /Period from March 1, 2001, date shares first offered, through October 31,
  2001. Class J shares incurred an unrealized loss of $.22 per share from February 27, 2001 through February 28, 2001.
See accompanying notes.

                              FINANCIAL HIGHLIGHTS
                         PRINCIPAL INVESTORS FUND, INC.

 -------------------------------------------------------------------------------

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR ENDED OCTOBER 31 (EXCEPT AS NOTED):



                            2002     2001/(B)/
                            ----     ----
PARTNERS SMALLCAP VALUE FUND
----------------------------
ADVISORS PREFERRED
------------------
 SHARES
 ------
Net Asset Value,
 Beginning of Period..     $9.96    $10.00
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)....     (0.06)    (0.04)
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........     (0.24)       --
 ----                      -----
 Total From Investment
            Operations     (0.30)    (0.04)
 Distributions from
  Realized Gains......     (0.15)       --
 ----                      -----
   Total Dividends and
         Distributions     (0.15)       --
 ----                      -----
Net Asset Value, End
 of Period............     $9.51     $9.96
                           =====     =====
Total Return..........     (3.24)%   (0.40)%/(c)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........      $985      $831
 Ratio of Expenses to
  Average Net Assets..      1.57%     1.57%/(d)/
 Ratio of Net
  Investment Income to
  Average Net Assets..     (0.76)%   (0.59)%/(d)/
 Portfolio Turnover
  Rate................      27.9%     58.0%/(d)/

                            2002     2001/(B)/
                            ----     ----
PARTNERS SMALLCAP VALUE FUND
----------------------------
ADVISORS SELECT SHARES
----------------------
Net Asset Value,
 Beginning of Period..     $9.95    $10.00
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)....     (0.04)    (0.05)
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........     (0.28)       --
 ----                      -----
 Total From Investment
            Operations     (0.32)    (0.05)
 Distributions from
  Realized Gains......     (0.15)       --
 ----                      -----
   Total Dividends and
         Distributions     (0.15)       --
 ----                      -----
Net Asset Value, End
 of Period............     $9.48     $9.95
                           =====     =====
Total Return..........     (3.44)%   (0.50)%/(c)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........    $1,398      $830
 Ratio of Expenses to
  Average Net Assets..      1.75%     1.75%/(d)/
 Ratio of Net
  Investment Income to
  Average Net Assets..     (0.94)%   (0.77)%/(d)/
 Portfolio Turnover
  Rate................      27.9%     58.0%/(d)/

                            2002     2001/(B)/
                            ----     ----
PARTNERS SMALLCAP VALUE FUND
----------------------------
CLASS J SHARES
--------------
Net Asset Value,
 Beginning of Period..     $9.94    $10.00
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)....     (0.05)    (0.04)
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........     (0.28)    (0.02)
                           -----     -----
 Total From Investment
            Operations     (0.33)    (0.06)
Less Dividends and
 Distributions:
 Distributions from
  Realized Gains......     (0.15)       --
 ----                      -----
   Total Dividends and
         Distributions     (0.15)       --
 ----                      -----
Net Asset Value, End
 of Period............     $9.46     $9.94
                           =====     =====
Total Return /(a)/ ...     (3.55)%   (0.60)%/(c)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........    $4,867    $1,472
 Ratio of Expenses to
  Average Net Assets..      1.95%     1.81%/(d)/
 Ratio of Net
  Investment Income to
  Average Net Assets..     (1.15)%   (0.84)%/(d)/
 Portfolio Turnover
  Rate................      27.9%     58.0%/(d)/

                            2002     2001/(B)/
                            ----     ----
PARTNERS SMALLCAP VALUE FUND
----------------------------
INSTITUTIONAL SHARES
--------------------
Net Asset Value,
 Beginning of Period..    $10.00    $10.00
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)....     (0.04)       --
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........     (0.21)       --
 ----                      -----
 Total From Investment
            Operations     (0.25)       --
Less Dividends and
 Distributions:
 Distributions from
  Realized Gains......     (0.15)       --
 ----                      -----
   Total Dividends and
         Distributions     (0.15)       --
 ----                      -----
Net Asset Value, End
 of Period............     $9.60    $10.00
                           =====    ======
Total Return..........     (2.72)%    0.00%
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $133,400    $5,682
 Ratio of Expenses to
  Average Net Assets..      1.00%     1.00%/(d)/
 Ratio of Net
  Investment Income to
  Average Net Assets..     (0.20)%   (0.07)%/(d)/
 Portfolio Turnover
  Rate................      27.9%     58.0%/(d)/

                            2002     2001/(B)/
                            ----     ----
PARTNERS SMALLCAP VALUE FUND
----------------------------
PREFERRED SHARES
----------------
Net Asset Value,
 Beginning of Period..     $9.98    $10.00
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)....        --     (0.02)
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........     (0.27)       --
 ----                      -----
 Total From Investment
            Operations     (0.27)    (0.02)
Less Dividends and
 Distributions:
 Distributions from
  Realized Gains......     (0.15)       --
 ----                      -----
   Total Dividends and
         Distributions     (0.15)       --
 ----                      -----
Net Asset Value, End
 of Period............     $9.56     $9.98
                           =====     =====
Total Return..........     (2.93)%   (0.20)%/(c)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........    $5,733      $833
 Ratio of Expenses to
  Average Net Assets..      1.26%     1.26%/(d)/
 Ratio of Net
  Investment Income to
  Average Net Assets..     (0.47)%   (0.28)%/(d)/
 Portfolio Turnover
  Rate................      27.9%     58.0%/(d)/

                            2002     2001/(B)/
                            ----     ----
PARTNERS SMALLCAP VALUE FUND
----------------------------
SELECT SHARES
-------------
Net Asset Value,
 Beginning of Period..     $9.97    $10.00
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)....     (0.06)    (0.03)
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........     (0.22)       --
 ----                      -----
 Total From Investment
            Operations     (0.28)    (0.03)
Less Dividends and
 Distributions:
 Distributions from
  Realized Gains......     (0.15)       --
 ----                      -----
   Total Dividends and
         Distributions     (0.15)       --
 ----                      -----
Net Asset Value, End
 of Period............     $9.54     $9.97
                           =====     =====
Total Return..........     (3.03)%   (0.30)%/(c)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........      $796      $833
 Ratio of Expenses to
  Average Net Assets..      1.37%     1.38%/(d)/
 Ratio of Net
  Investment Income to
  Average Net Assets..     (0.56)%   (0.40)%/(d)/
 Portfolio Turnover
  Rate................      27.9%     58.0%/(d)/


See accompanying notes.

                         PRINCIPAL INVESTORS FUND, INC.

 -------------------------------------------------------------------------------
See accompanying notes.

                         PRINCIPAL INVESTORS FUND, INC.

 -------------------------------------------------------------------------------

/(a) /Total return is calculated without the contingent deferred sales charge. /(b) /Period from March 1, 2001, date operations commenced, through October 31,
  2001.
/(c) /Total return amounts have not been annualized.
/(d) /Computed on an annualized basis.
See accompanying notes.

                              FINANCIAL HIGHLIGHTS
                         PRINCIPAL INVESTORS FUND, INC.

 -------------------------------------------------------------------------------

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR ENDED OCTOBER 31 (EXCEPT AS NOTED):



                          2002/(A)/
                          ----
PREFERRED SECURITIES FUND
-------------------------
INSTITUTIONAL SHARES
--------------------
Net Asset Value,
 Beginning of Period..   $10.00
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)....     0.24
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........     0.06
                           ----
 Total From Investment
            Operations     0.30
                           ----
Net Asset Value, End
 of Period............   $10.30
                         ======
Total Return..........     3.00%/(b)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $12,849
 Ratio of Expenses to
  Average Net Assets..     0.75%/(c)/
 Ratio of Net
  Investment Income to
  Average Net Assets..     7.04%/(c)/
 Portfolio Turnover
  Rate................     11.3%/(c)/



/(a) /Period from May 1, 2002, date operations commenced, through October 31,
  2002.
/(b) /Total return amounts have not been annualized.
/(c) /Computed on an annualized basis.
See accompanying notes.

                              FINANCIAL HIGHLIGHTS
                         PRINCIPAL INVESTORS FUND, INC.

 -------------------------------------------------------------------------------

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR ENDED OCTOBER 31 (EXCEPT AS NOTED):



                           2002     2001/(C)/
                           ----     ----
PRINCIPAL LIFETIME 2010 FUND
----------------------------
ADVISORS PREFERRED
------------------
 SHARES
 ------
Net Asset Value,
 Beginning of Period..    $9.83    $10.00
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)....    (0.04)     0.18
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........    (0.33)    (0.35)
                          -----     -----
 Total From Investment
            Operations    (0.37)    (0.17)
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...    (0.10)       --
 ----                     -----
   Total Dividends and
         Distributions    (0.10)       --
 ----                     -----
Net Asset Value, End
 of Period............    $9.36     $9.83
                          =====     =====
Total Return..........    (3.81)%   (1.70)%/(d)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........   $2,462       $10
 Ratio of Expenses to
  Average Net Assets
  /(a)/ ..............     0.69%     0.69%/(e)/
 Ratio of Net
  Investment Income to
  Average Net Assets..     2.22%     2.71%/(e)/
 Portfolio Turnover
  Rate................     17.6%      2.2%/(e)/

                           2002     2001/(C)/
                           ----     ----
PRINCIPAL LIFETIME 2010 FUND
----------------------------
ADVISORS SELECT SHARES
----------------------
Net Asset Value,
 Beginning of Period..    $9.82    $10.00
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)....     0.19      0.17
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........    (0.58)    (0.35)
                          -----     -----
 Total From Investment
            Operations    (0.39)    (0.18)
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...    (0.08)       --
 ----                     -----
   Total Dividends and
         Distributions    (0.08)       --
 ----                     -----
Net Asset Value, End
 of Period............    $9.35     $9.82
                          =====     =====
Total Return..........    (3.98)%   (1.80)%/(d)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........      $11       $10
 Ratio of Expenses to
  Average Net Assets
  /(a)/ ..............     0.87%     0.87%/(e)/
 Ratio of Net
  Investment Income to
  Average Net Assets..     2.50%     2.52%/(e)/
 Portfolio Turnover
  Rate................     17.6%      2.2%/(e)/

                           2002     2001/(F)/
                           ----     ----
PRINCIPAL LIFETIME 2010 FUND
----------------------------
CLASS J SHARES
--------------
Net Asset Value,
 Beginning of Period..    $9.83    $10.04
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)....     0.10      0.05
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........    (0.51)    (0.26)
                          -----     -----
 Total From Investment
            Operations    (0.41)    (0.21)
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...    (0.06)       --
 ----                     -----
   Total Dividends and
         Distributions    (0.06)       --
 ----                     -----
Net Asset Value, End
 of Period............    $9.36     $9.83
                          =====     =====
Total Return /(b)/ ...    (4.16)%   (2.09)%/(d)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........   $5,071      $488
 Ratio of Expenses to
  Average Net Assets
  /(a)/ ..............     1.05%     1.05%/(e)/
 Ratio of Net
  Investment Income to
  Average Net Assets..     1.79%     1.22%/(e)/
 Portfolio Turnover
  Rate................     17.6%      2.2%/(e)/

                           2002     2001/(C)/
                           ----     ----
PRINCIPAL LIFETIME 2010 FUND
----------------------------
INSTITUTIONAL SHARES
--------------------
Net Asset Value,
 Beginning of Period..    $9.87    $10.00
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)....     0.20      0.08
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........    (0.51)    (0.21)
                          -----     -----
 Total From Investment
            Operations    (0.31)    (0.13)
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...    (0.16)       --
 ----                     -----
   Total Dividends and
         Distributions    (0.16)       --
 ----                     -----
Net Asset Value, End
 of Period............    $9.40     $9.87
                          =====     =====
Total Return..........    (3.25)%   (1.30)%/(d)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $35,188    $4,339
 Ratio of Expenses to
  Average Net Assets
  /(a)/ ..............     0.12%     0.12%/(e)/
 Ratio of Net
  Investment Income to
  Average Net Assets..     2.84%     3.44%/(e)/
 Portfolio Turnover
  Rate................     17.6%      2.2%/(e)/

                           2002     2001/(C)/
                           ----     ----
PRINCIPAL LIFETIME 2010 FUND
----------------------------
PREFERRED SHARES
----------------
Net Asset Value,
 Beginning of Period..    $9.85    $10.00
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)....    (0.03)     0.20
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........    (0.31)    (0.35)
                          -----     -----
 Total From Investment
            Operations    (0.34)    (0.15)
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...    (0.13)       --
 ----                     -----
   Total Dividends and
         Distributions    (0.13)       --
 ----                     -----
Net Asset Value, End
 of Period............    $9.38     $9.85
                          =====     =====
Total Return..........    (3.50)%   (1.50)%/(d)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........     $334       $10
 Ratio of Expenses to
  Average Net Assets
  /(a)/ ..............     0.38%     0.38%/(e)/
 Ratio of Net
  Investment Income to
  Average Net Assets..     2.93%     3.02%/(e)/
 Portfolio Turnover
  Rate................     17.6%      2.2%/(e)/

                           2002     2001/(C)/
                           ----     ----
PRINCIPAL LIFETIME 2010 FUND
----------------------------
SELECT SHARES
-------------
Net Asset Value,
 Beginning of Period..    $9.84    $10.00
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)....     0.28      0.19
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........    (0.63)    (0.35)
                          -----     -----
 Total From Investment
            Operations    (0.35)    (0.16)
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...    (0.12)       --
 ----                     -----
   Total Dividends and
         Distributions    (0.12)       --
 ----                     -----
Net Asset Value, End
 of Period............    $9.37     $9.84
                          =====     =====
Total Return..........    (3.63)%   (1.60)%/(d)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........       $9        $9
 Ratio of Expenses to
  Average Net Assets
  /(a)/ ..............     0.50%     0.50%/(e)/
 Ratio of Net
  Investment Income to
  Average Net Assets..     2.89%     2.88%/(e)/
 Portfolio Turnover
  Rate................     17.6%      2.2%/(e)/


See accompanying notes.

                         PRINCIPAL INVESTORS FUND, INC.

 -------------------------------------------------------------------------------
See accompanying notes.

                         PRINCIPAL INVESTORS FUND, INC.

 -------------------------------------------------------------------------------

/(a) /Does not include expenses of the investment companies in which the Fund invests.
/(b)    /Total return is calculated without the contingent deferred sales charge.
/(c) /Period from March 1, 2001, date shares first offered, through October 31,
  2001.
/(d)    /Total return amounts have not been annualized.
/(e) /Computed on an annualized basis.
/(f) /Period from June 15, 2001, date shares first offered, through October 31,
  2001.
See accompanying notes.

                              FINANCIAL HIGHLIGHTS
                         PRINCIPAL INVESTORS FUND, INC.

 -------------------------------------------------------------------------------

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR ENDED OCTOBER 31 (EXCEPT AS NOTED):



                           2002     2001/(C)/
                           ----     ----
PRINCIPAL LIFETIME 2020 FUND
----------------------------
ADVISORS PREFERRED
------------------
 SHARES
 ------
Net Asset Value,
 Beginning of Period..    $9.69    $10.00
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)....    (0.02)     0.14
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........    (0.48)    (0.45)
                          -----     -----
 Total From Investment
            Operations    (0.50)    (0.31)
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...    (0.08)       --
 ----                     -----
   Total Dividends and
         Distributions    (0.08)       --
 ----                     -----
Net Asset Value, End
 of Period............    $9.11     $9.69
                          =====     =====
Total Return..........    (5.22)%   (3.10)%/(d)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........   $1,917       $10
 Ratio of Expenses to
  Average Net Assets
  /(a)/ ..............     0.69%     0.69%/(e)/
 Ratio of Net
  Investment Income to
  Average Net Assets..     1.76%     2.14%/(e)/
 Portfolio Turnover
  Rate................     12.3%      4.0%/(e)/

                           2002     2001/(C)/
                           ----     ----
PRINCIPAL LIFETIME 2020 FUND
----------------------------
ADVISORS SELECT SHARES
----------------------
Net Asset Value,
 Beginning of Period..    $9.68    $10.00
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)....     0.01      0.13
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........    (0.53)    (0.45)
                          -----     -----
 Total From Investment
            Operations    (0.52)    (0.32)
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...    (0.06)       --
 ----                     -----
   Total Dividends and
         Distributions    (0.06)       --
 ----                     -----
Net Asset Value, End
 of Period............    $9.10     $9.68
                          =====     =====
Total Return..........    (5.40)%   (3.20)%/(d)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........      $69        $9
 Ratio of Expenses to
  Average Net Assets
  /(a)/ ..............     0.87%     0.87%/(e)/
 Ratio of Net
  Investment Income to
  Average Net Assets..     1.76%     1.94%/(e)/
 Portfolio Turnover
  Rate................     12.3%      4.0%/(e)/

                           2002     2001/(F)/
                           ----     ----
PRINCIPAL LIFETIME 2020 FUND
----------------------------
CLASS J SHARES
--------------
Net Asset Value,
 Beginning of Period..    $9.69    $10.02
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)....     0.09      0.03
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........    (0.63)    (0.36)
                          -----     -----
 Total From Investment
            Operations    (0.54)    (0.33)
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...    (0.04)       --
 ----                     -----
   Total Dividends and
         Distributions    (0.04)       --
 ----                     -----
Net Asset Value, End
 of Period............    $9.11     $9.69
                          =====     =====
Total Return /(b)/ ...    (5.56)%   (3.29)%/(d)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........   $8,645    $1,153
 Ratio of Expenses to
  Average Net Assets
  /(a)/ ..............     1.05%     1.05%/(e)/
 Ratio of Net
  Investment Income to
  Average Net Assets..     1.46%     1.93%/(e)/
 Portfolio Turnover
  Rate................     12.3%      4.0%/(e)/

                           2002     2001/(C)/
                           ----     ----
PRINCIPAL LIFETIME 2020 FUND
----------------------------
INSTITUTIONAL SHARES
--------------------
Net Asset Value,
 Beginning of Period..    $9.72    $10.00
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)....     0.19      0.04
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........    (0.63)    (0.32)
                          -----     -----
 Total From Investment
            Operations    (0.44)    (0.28)
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...    (0.14)       --
 ----                     -----
   Total Dividends and
         Distributions    (0.14)       --
 ----                     -----
Net Asset Value, End
 of Period............    $9.14     $9.72
                          =====     =====
Total Return..........    (4.67)%   (2.80)%/(d)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $42,265    $2,820
 Ratio of Expenses to
  Average Net Assets
  /(a)/ ..............     0.12%     0.12%/(e)/
 Ratio of Net
  Investment Income to
  Average Net Assets..     2.34%     2.81%/(e)/
 Portfolio Turnover
  Rate................     12.3%      4.0%/(e)/

                           2002     2001/(C)/
                           ----     ----
PRINCIPAL LIFETIME 2020 FUND
----------------------------
PREFERRED SHARES
----------------
Net Asset Value,
 Beginning of Period..    $9.71    $10.00
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)....    (0.02)     0.16
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........    (0.45)    (0.45)
                          -----     -----
 Total From Investment
            Operations    (0.47)    (0.29)
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...    (0.11)       --
 ----                     -----
   Total Dividends and
         Distributions    (0.11)       --
 ----                     -----
Net Asset Value, End
 of Period............    $9.13     $9.71
                          =====     =====
Total Return..........    (4.91)%   (2.90)%/(d)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........     $721       $10
 Ratio of Expenses to
  Average Net Assets
  /(a)/ ..............     0.38%     0.38%/(e)/
 Ratio of Net
  Investment Income to
  Average Net Assets..     2.27%     2.44%/(e)/
 Portfolio Turnover
  Rate................     12.3%      4.0%/(e)/

                           2002     2001/(C)/
                           ----     ----
PRINCIPAL LIFETIME 2020 FUND
----------------------------
SELECT SHARES
-------------
Net Asset Value,
 Beginning of Period..    $9.70    $10.00
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)....     0.24      0.15
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........    (0.72)    (0.45)
                          -----     -----
 Total From Investment
            Operations    (0.48)    (0.30)
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...    (0.10)       --
 ----                     -----
   Total Dividends and
         Distributions    (0.10)       --
 ----                     -----
Net Asset Value, End
 of Period............    $9.12     $9.70
                          =====     =====
Total Return..........    (5.04)%   (3.00)%/(d)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........       $9       $10
 Ratio of Expenses to
  Average Net Assets
  /(a)/ ..............     0.50%     0.50%/(e)/
 Ratio of Net
  Investment Income to
  Average Net Assets..     2.50%     2.31%/(e)/
 Portfolio Turnover
  Rate................     12.3%      4.0%/(e)/


See accompanying notes.

                         PRINCIPAL INVESTORS FUND, INC.

 -------------------------------------------------------------------------------
See accompanying notes.

                         PRINCIPAL INVESTORS FUND, INC.

 -------------------------------------------------------------------------------

/(a) /Does not include expenses of the investment companies in which the Fund invests.
/(b)    /Total return is calculated without the contingent deferred sales charge.
/(c) /Period from March 1, 2000, date shares first offered, through October 31,
  2000.
/(d)    /Total return amounts have not been annualized.
/(e) /Computed on an annualized basis.
/(f) /Period from June 15, 2001, date shares first offered, through October 31,
  2001.
See accompanying notes.

                              FINANCIAL HIGHLIGHTS
                         PRINCIPAL INVESTORS FUND, INC.

 -------------------------------------------------------------------------------

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR ENDED OCTOBER 31 (EXCEPT AS NOTED):



                           2002     2001/(C)/
                           ----     ----
PRINCIPAL LIFETIME 2030 FUND
----------------------------
ADVISORS PREFERRED
------------------
 SHARES
 ------
Net Asset Value,
 Beginning of Period..    $9.49    $10.00
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)....       --      0.11
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........    (0.66)    (0.62)
                          -----     -----
 Total From Investment
            Operations    (0.66)    (0.51)
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...    (0.09)       --
 ----                     -----
   Total Dividends and
         Distributions    (0.09)       --
 ----                     -----
Net Asset Value, End
 of Period............    $8.74     $9.49
                          =====     =====
Total Return..........    (7.09)%   (5.10)%/(d)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........     $646       $10
 Ratio of Expenses to
  Average Net Assets
  /(a)/ ..............     0.69%     0.69%/(e)/
 Ratio of Net
  Investment Income to
  Average Net Assets..     1.35%     1.65%/(e)/
 Portfolio Turnover
  Rate................     19.9%     60.2%/(e)/

                           2002     2001/(C)/
                           ----     ----
PRINCIPAL LIFETIME 2030 FUND
----------------------------
ADVISORS SELECT SHARES
----------------------
Net Asset Value,
 Beginning of Period..    $9.48    $10.00
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)....     0.11      0.10
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........    (0.79)    (0.62)
                          -----     -----
 Total From Investment
            Operations    (0.68)    (0.52)
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...    (0.07)       --
 ----                     -----
   Total Dividends and
         Distributions    (0.07)       --
 ----                     -----
Net Asset Value, End
 of Period............    $8.73     $9.48
                          =====     =====
Total Return..........    (7.26)%   (5.20)%/(d)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........      $12        $9
 Ratio of Expenses to
  Average Net Assets
  /(a)/ ..............     0.87%     0.87%/(e)/
 Ratio of Net
  Investment Income to
  Average Net Assets..     1.64%     1.45%/(e)/
 Portfolio Turnover
  Rate................     19.9%     60.2%/(e)/

                           2002     2001/(F)/
                           ----     ----
PRINCIPAL LIFETIME 2030 FUND
----------------------------
CLASS J SHARES
--------------
Net Asset Value,
 Beginning of Period..    $9.50    $10.00
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)....     0.07      0.02
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........    (0.78)    (0.52)
                          -----     -----
 Total From Investment
            Operations    (0.71)    (0.50)
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...    (0.05)       --
 ----                     -----
   Total Dividends and
         Distributions    (0.05)       --
 ----                     -----
Net Asset Value, End
 of Period............    $8.74     $9.50
                          =====     =====
Total Return /(b)/ ...    (7.52)%   (5.00)%/(d)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........   $7,610      $839
 Ratio of Expenses to
  Average Net Assets
  /(a)/ ..............     1.05%     1.05%/(e)/
 Ratio of Net
  Investment Income to
  Average Net Assets..     0.96%     1.39%/(e)/
 Portfolio Turnover
  Rate................     19.9%     60.2%/(e)/

                           2002     2001/(C)/
                           ----     ----
PRINCIPAL LIFETIME 2030 FUND
----------------------------
INSTITUTIONAL SHARES
--------------------
Net Asset Value,
 Beginning of Period..    $9.53    $10.00
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)....     0.17      0.03
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........    (0.79)    (0.50)
                          -----     -----
 Total From Investment
            Operations    (0.62)    (0.47)
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...    (0.14)       --
 ----                     -----
   Total Dividends and
         Distributions    (0.14)       --
 ----                     -----
Net Asset Value, End
 of Period............    $8.77     $9.53
                          =====     =====
Total Return..........    (6.63)%   (4.70)%/(d)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $31,841    $3,816
 Ratio of Expenses to
  Average Net Assets
  /(a)/ ..............     0.12%     0.12%/(e)/
 Ratio of Net
  Investment Income to
  Average Net Assets..     1.91%     2.29%/(e)/
 Portfolio Turnover
  Rate................     19.9%     60.2%/(e)/

                           2002     2001/(C)/
                           ----     ----
PRINCIPAL LIFETIME 2030 FUND
----------------------------
PREFERRED SHARES
----------------
Net Asset Value,
 Beginning of Period..    $9.51    $10.00
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)....     0.02      0.13
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........    (0.66)    (0.62)
                          -----     -----
 Total From Investment
            Operations    (0.64)    (0.49)
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...    (0.12)       --
 ----                     -----
   Total Dividends and
         Distributions    (0.12)       --
 ----                     -----
Net Asset Value, End
 of Period............    $8.75     $9.51
                          =====     =====
Total Return..........    (6.89)%   (4.90)%/(d)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........     $885       $10
 Ratio of Expenses to
  Average Net Assets
  /(a)/ ..............     0.38%     0.38%/(e)/
 Ratio of Net
  Investment Income to
  Average Net Assets..     1.59%     1.95%/(e)/
 Portfolio Turnover
  Rate................     19.9%     60.2%/(e)/

                           2002     2001/(C)/
                           ----     ----
PRINCIPAL LIFETIME 2030 FUND
----------------------------
SELECT SHARES
-------------
Net Asset Value,
 Beginning of Period..    $9.50    $10.00
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)....     0.20      0.12
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........    (0.84)    (0.62)
                          -----     -----
 Total From Investment
            Operations    (0.64)    (0.50)
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...    (0.11)       --
 ----                     -----
   Total Dividends and
         Distributions    (0.11)       --
 ----                     -----
Net Asset Value, End
 of Period............    $8.75     $9.50
                          =====     =====
Total Return..........    (6.91)%   (5.00)%/(d)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........       $9       $10
 Ratio of Expenses to
  Average Net Assets
  /(a)/ ..............     0.50%     0.50%/(e)/
 Ratio of Net
  Investment Income to
  Average Net Assets..     2.09%     1.82%/(e)/
 Portfolio Turnover
  Rate................     19.9%     60.2%/(e)/


See accompanying notes.

                         PRINCIPAL INVESTORS FUND, INC.

 -------------------------------------------------------------------------------
See accompanying notes.

                         PRINCIPAL INVESTORS FUND, INC.

 -------------------------------------------------------------------------------

/(a) /Does not include expenses of the investment companies in which the Fund invests.
/(b)    /Total return is calculated without the contingent deferred sales charge.
/(c) /Period from March 1, 2001, date shares first offered, through October 31,
  2001.
/(d)    /Total return amounts have not been annualized.
/(e) /Computed on an annualized basis.
/(f) /Period from June 15, 2001, date shares first offered, through October 31,
  2001.
See accompanying notes.

                              FINANCIAL HIGHLIGHTS
                         PRINCIPAL INVESTORS FUND, INC.

 -------------------------------------------------------------------------------

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR ENDED OCTOBER 31 (EXCEPT AS NOTED):



                           2002     2001/(C)/
                           ----     ----
PRINCIPAL LIFETIME 2040 FUND
----------------------------
ADVISORS PREFERRED
------------------
 SHARES
 ------
Net Asset Value,
 Beginning of Period..    $9.54    $10.00
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)....     0.04      0.07
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........    (0.85)    (0.53)
                          -----     -----
 Total From Investment
            Operations    (0.81)    (0.46)
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...    (0.07)       --
 Distributions from
  Realized Gains......    (0.01)       --
 ----                     -----
   Total Dividends and
         Distributions    (0.08)       --
 ----                     -----
Net Asset Value, End
 of Period............    $8.65     $9.54
                          =====     =====
Total Return..........    (8.57)%   (4.60)%/(d)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........      $49        $9
 Ratio of Expenses to
  Average Net Assets
  /(a)/ ..............     0.69%     0.69%/(e)/
 Ratio of Net
  Investment Income to
  Average Net Assets..     1.14%     1.02%/(e)/
 Portfolio Turnover
  Rate................     19.6%    316.2%/(e)/

                           2002     2001/(C)/
                           ----     ----
PRINCIPAL LIFETIME 2040 FUND
----------------------------
ADVISORS SELECT SHARES
----------------------
Net Asset Value,
 Beginning of Period..    $9.53    $10.00
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)....     0.03      0.05
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........    (0.85)    (0.52)
                          -----     -----
 Total From Investment
            Operations    (0.82)    (0.47)
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...    (0.06)       --
 Distributions from
  Realized Gains......    (0.01)       --
 ----                     -----
   Total Dividends and
         Distributions    (0.07)       --
 ----                     -----
Net Asset Value, End
 of Period............    $8.64     $9.53
                          =====     =====
Total Return..........    (8.74)%   (4.70)%/(d)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........      $63        $9
 Ratio of Expenses to
  Average Net Assets
  /(a)/ ..............     0.87%     0.87%/(e)/
 Ratio of Net
  Investment Income to
  Average Net Assets..     0.98%     0.83%/(e)/
 Portfolio Turnover
  Rate................     19.6%    316.2%/(e)/

                           2002     2001/(F)/
                           ----     ----
PRINCIPAL LIFETIME 2040 FUND
----------------------------
CLASS J SHARES
--------------
Net Asset Value,
 Beginning of Period..    $9.55     $9.98
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)....     0.04      0.02
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........    (0.88)    (0.45)
                          -----     -----
 Total From Investment
            Operations    (0.84)    (0.43)
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...    (0.04)       --
 Distributions from
  Realized Gains......    (0.01)       --
 ----                     -----
   Total Dividends and
         Distributions    (0.05)       --
 ----                     -----
Net Asset Value, End
 of Period............    $8.66     $9.55
                          =====     =====
Total Return /(b)/ ...    (8.89)%   (4.31)%/(d)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........   $3,304      $344
 Ratio of Expenses to
  Average Net Assets
  /(a)/ ..............     1.05%     1.05%/(e)/
 Ratio of Net
  Investment Income to
  Average Net Assets..     0.45%     0.70%/(e)/
 Portfolio Turnover
  Rate................     19.6%    316.2%/(e)/

                           2002     2001/(C)/
                           ----     ----
PRINCIPAL LIFETIME 2040 FUND
----------------------------
INSTITUTIONAL SHARES
--------------------
Net Asset Value,
 Beginning of Period..    $9.58    $10.00
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)....     0.16      0.02
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........    (0.92)    (0.44)
                          -----     -----
 Total From Investment
            Operations    (0.76)    (0.42)
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...    (0.13)       --
 Distributions from
  Realized Gains......    (0.01)       --
 ----                     -----
   Total Dividends and
         Distributions    (0.14)       --
 ----                     -----
Net Asset Value, End
 of Period............    $8.68     $9.58
                          =====     =====
Total Return..........    (8.12)%   (4.20)%/(d)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $15,314    $2,969
 Ratio of Expenses to
  Average Net Assets
  /(a)/ ..............     0.12%     0.12%/(e)/
 Ratio of Net
  Investment Income to
  Average Net Assets..     1.53%     1.77%/(e)/
 Portfolio Turnover
  Rate................     19.6%    316.2%/(e)/

                           2002     2001/(C)/
                           ----     ----
PRINCIPAL LIFETIME 2040 FUND
----------------------------
PREFERRED SHARES
----------------
Net Asset Value,
 Beginning of Period..    $9.56    $10.00
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)....     0.04      0.09
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........    (0.81)    (0.53)
                          -----     -----
 Total From Investment
            Operations    (0.77)    (0.44)
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...    (0.11)       --
 Distributions from
  Realized Gains......    (0.01)       --
 ----                     -----
   Total Dividends and
         Distributions    (0.12)       --
 ----                     -----
Net Asset Value, End
 of Period............    $8.67     $9.56
                          =====     =====
Total Return..........    (8.26)%   (4.40)%/(d)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........     $197       $10
 Ratio of Expenses to
  Average Net Assets
  /(a)/ ..............     0.38%     0.38%/(e)/
 Ratio of Net
  Investment Income to
  Average Net Assets..     1.16%     1.33%/(e)/
 Portfolio Turnover
  Rate................     19.6%    316.2%/(e)/

                           2002     2001/(C)/
                           ----     ----
PRINCIPAL LIFETIME 2040 FUND
----------------------------
SELECT SHARES
-------------
Net Asset Value,
 Beginning of Period..    $9.55    $10.00
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)....     0.16      0.08
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........    (0.95)    (0.53)
                          -----     -----
 Total From Investment
            Operations    (0.79)    (0.45)
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...    (0.10)       --
 Distributions from
  Realized Gains......    (0.01)       --
 ----                     -----
   Total Dividends and
         Distributions    (0.11)       --
 ----                     -----
Net Asset Value, End
 of Period............    $8.65     $9.55
                          =====     =====
Total Return..........    (8.49)%   (4.50)%/(d)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........       $9       $10
 Ratio of Expenses to
  Average Net Assets
  /(a)/ ..............     0.50%     0.50%/(e)/
 Ratio of Net
  Investment Income to
  Average Net Assets..     1.67%     1.20%/(e)/
 Portfolio Turnover
  Rate................     19.6%    316.2%/(e)/


See accompanying notes.

                         PRINCIPAL INVESTORS FUND, INC.

 -------------------------------------------------------------------------------
See accompanying notes.

                         PRINCIPAL INVESTORS FUND, INC.

 -------------------------------------------------------------------------------

/(a) /Does not include expenses of the investment companies in which the Fund invests.
/(b) /Total return is calculated without the contingent deferred sales charge. /(c) /Period from March 1, 2001, date shares first offered, through October 31,
  2001.
/(d) /Total return amounts have not been annualized.
/(e) /Computed on an annualized basis.
/(f) /Period from June 15, 2001, date shares first offered, through October 31,
  2001.
See accompanying notes.

                              FINANCIAL HIGHLIGHTS
                         PRINCIPAL INVESTORS FUND, INC.

 -------------------------------------------------------------------------------

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR ENDED OCTOBER 31 (EXCEPT AS NOTED):



                          2002     2001/(C)/
                          ----     ----
PRINCIPAL LIFETIME 2050 FUND
----------------------------
ADVISORS PREFERRED
------------------
 SHARES
 ------
Net Asset Value,
 Beginning of Period..   $9.20    $10.00
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)....    0.10      0.03
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........   (1.09)    (0.83)
                         -----     -----
 Total From Investment
            Operations   (0.99)    (0.80)
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...   (0.08)       --
 ----                    -----
   Total Dividends and
         Distributions   (0.08)       --
 ----                    -----
Net Asset Value, End
 of Period............   $8.13     $9.20
                         =====     =====
Total Return..........  (10.88)%   (8.00)%/(d)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........      $8        $9
 Ratio of Expenses to
  Average Net Assets
  /(a)/ ..............    0.69%     0.69%/(e)/
 Ratio of Net
  Investment Income to
  Average Net Assets..    1.11%     0.51%/(e)/
 Portfolio Turnover
  Rate................    25.4%     59.0%/(e)/

                          2002     2001/(C)/
                          ----     ----
PRINCIPAL LIFETIME 2050 FUND
----------------------------
ADVISORS SELECT SHARES
----------------------
Net Asset Value,
 Beginning of Period..   $9.19    $10.00
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)....    0.06      0.02
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........   (1.06)    (0.83)
                         -----     -----
 Total From Investment
            Operations   (1.00)    (0.81)
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...   (0.07)       --
 ----                    -----
   Total Dividends and
         Distributions   (0.07)       --
 ----                    -----
Net Asset Value, End
 of Period............   $8.12     $9.19
                         =====     =====
Total Return..........  (11.05)%   (8.10)%/(d)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........     $15        $9
 Ratio of Expenses to
  Average Net Assets
  /(a)/ ..............    0.87%     0.87%/(e)/
 Ratio of Net
  Investment Income to
  Average Net Assets..    0.70%     0.32%/(e)/
 Portfolio Turnover
  Rate................    25.4%     59.0%/(e)/

                          2002     2001/(F)/
                          ----     ----
PRINCIPAL LIFETIME 2050 FUND
----------------------------
CLASS J SHARES
--------------
Net Asset Value,
 Beginning of Period..   $9.20     $9.97
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)....    0.04        --
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........   (1.04)    (0.77)
                         -----     -----
 Total From Investment
            Operations   (1.00)    (0.77)
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...   (0.05)       --
 ----                    -----
   Total Dividends and
         Distributions   (0.05)       --
 ----                    -----
Net Asset Value, End
 of Period............   $8.15     $9.20
                         =====     =====
Total Return /(b)/ ...  (10.98)%   (7.72)%/(d)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........    $776      $273
 Ratio of Expenses to
  Average Net Assets
  /(a)/ ..............    1.05%     1.05%/(e)/
 Ratio of Net
  Investment Income to
  Average Net Assets..    0.35%     0.20%/(e)/
 Portfolio Turnover
  Rate................    25.4%     59.0%/(e)/

                          2002     2001/(C)/
                          ----     ----
PRINCIPAL LIFETIME 2050 FUND
----------------------------
INSTITUTIONAL SHARES
--------------------
Net Asset Value,
 Beginning of Period..   $9.22    $10.00
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)....    0.15      0.02
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........   (1.09)    (0.80)
                         -----     -----
 Total From Investment
            Operations   (0.94)    (0.78)
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...   (0.14)       --
 ----                    -----
   Total Dividends and
         Distributions   (0.14)       --
 ----                    -----
Net Asset Value, End
 of Period............   $8.14     $9.22
                         =====     =====
Total Return..........  (10.45)%   (7.80)%/(d)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $6,045    $2,265
 Ratio of Expenses to
  Average Net Assets
  /(a)/ ..............    0.12%     0.12%/(e)/
 Ratio of Net
  Investment Income to
  Average Net Assets..    1.19%     1.09%/(e)/
 Portfolio Turnover
  Rate................    25.4%     59.0%/(e)/

                          2002     2001/(C)/
                          ----     ----
PRINCIPAL LIFETIME 2050 FUND
----------------------------
PREFERRED SHARES
----------------
Net Asset Value,
 Beginning of Period..   $9.22    $10.00
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)....    0.08      0.05
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........   (1.05)    (0.83)
                         -----     -----
 Total From Investment
            Operations   (0.97)    (0.78)
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...   (0.11)       --
 ----                    -----
   Total Dividends and
         Distributions   (0.11)       --
 ----                    -----
Net Asset Value, End
 of Period............   $8.14     $9.22
                         =====     =====
Total Return..........  (10.69)%   (7.80)%/(d)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........     $33        $9
 Ratio of Expenses to
  Average Net Assets
  /(a)/ ..............    0.38%     0.38%/(e)/
 Ratio of Net
  Investment Income to
  Average Net Assets..    1.12%     0.82%/(e)/
 Portfolio Turnover
  Rate................    25.4%     59.0%/(e)/

                          2002     2001/(C)/
                          ----     ----
PRINCIPAL LIFETIME 2050 FUND
----------------------------
SELECT SHARES
-------------
Net Asset Value,
 Beginning of Period..   $9.21    $10.00
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)....    0.12      0.05
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........   (1.10)    (0.84)
                         -----     -----
 Total From Investment
            Operations   (0.98)    (0.79)
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...   (0.10)       --
 ----                    -----
   Total Dividends and
         Distributions   (0.10)       --
 ----                    -----
Net Asset Value, End
 of Period............   $8.13     $9.21
                         =====     =====
Total Return..........  (10.81)%   (7.90)%/(d)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........      $8        $9
 Ratio of Expenses to
  Average Net Assets
  /(a)/ ..............    0.50%     0.50%/(e)/
 Ratio of Net
  Investment Income to
  Average Net Assets..    1.30%     0.69%/(e)/
 Portfolio Turnover
  Rate................    25.4%     59.0%/(e)/


See accompanying notes.

                         PRINCIPAL INVESTORS FUND, INC.

 -------------------------------------------------------------------------------
See accompanying notes.

                         PRINCIPAL INVESTORS FUND, INC.

 -------------------------------------------------------------------------------

/(a) /Does not include expenses of the investment companies in which the Fund invests.
/(b)    /Total return is calculated without the contingent deferred sales charge.
/(c) /Period from March 1, 2001, date shares first offered, through October 31,
  2001.
/(d)    /Total return amounts have not been annualized.
/(e) /Computed on an annualized basis.
/(f) /Period from June 15, 2001, date shares first offered, through October 31,
  2001.
See accompanying notes.

                              FINANCIAL HIGHLIGHTS
                         PRINCIPAL INVESTORS FUND, INC.

 -------------------------------------------------------------------------------

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR ENDED OCTOBER 31 (EXCEPT AS NOTED):

                           2002     2001/(C)/
                           ----     ----
PRINCIPAL LIFETIME STRATEGIC INCOME FUND
----------------------------------------
ADVISORS PREFERRED
------------------
 SHARES
 ------
Net Asset Value,
 Beginning of Period..    $9.99    $10.00
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)....    (0.04)     0.21
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........    (0.15)    (0.22)
                          -----     -----
 Total From Investment
            Operations    (0.19)    (0.01)
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...    (0.12)       --
 ----                     -----
   Total Dividends and
         Distributions    (0.12)       --
 ----                     -----
Net Asset Value, End
 of Period............    $9.68     $9.99
                          =====     =====
Total Return..........    (1.93)%   (0.10)%/(d)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........     $767       $10
 Ratio of Expenses to
  Average Net Assets
  /(a)/ ..............     0.69%     0.69%/(e)/
 Ratio of Net
  Investment Income to
  Average Net Assets..     2.28%     3.11%/(e)/
 Portfolio Turnover
  Rate................     46.2%    103.3%/(e)/

                           2002     2001/(C)/
                           ----     ----
PRINCIPAL LIFETIME STRATEGIC INCOME FUND
----------------------------------------
ADVISORS SELECT SHARES
----------------------
Net Asset Value,
 Beginning of Period..    $9.98    $10.00
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)....     0.16      0.20
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........    (0.37)    (0.22)
                          -----     -----
 Total From Investment
            Operations    (0.21)    (0.02)
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...    (0.10)       --
 ----                     -----
   Total Dividends and
         Distributions    (0.10)       --
 ----                     -----
Net Asset Value, End
 of Period............    $9.67     $9.98
                          =====     =====
Total Return..........    (2.11)%   (0.20)%/(d)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........      $15       $10
 Ratio of Expenses to
  Average Net Assets
  /(a)/ ..............     0.87%     0.87%/(e)/
 Ratio of Net
  Investment Income to
  Average Net Assets..     2.55%     2.91%/(e)/
 Portfolio Turnover
  Rate................     46.2%    103.3%/(e)/

                           2002     2001/(F)/
                           ----     ----
PRINCIPAL LIFETIME STRATEGIC INCOME FUND
----------------------------------------
CLASS J SHARES
--------------
Net Asset Value,
 Beginning of Period..    $9.99    $10.07
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)....     0.10      0.11
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........    (0.33)    (0.19)
                          -----     -----
 Total From Investment
            Operations    (0.23)    (0.08)
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...    (0.08)       --
 ----                     -----
   Total Dividends and
         Distributions    (0.08)       --
 ----                     -----
Net Asset Value, End
 of Period............    $9.68     $9.99
                          =====     =====
Total Return /(b)/ ...    (2.29)%   (0.79)%/(d)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........     $754      $104
 Ratio of Expenses to
  Average Net Assets
  /(a)/ ..............     1.04%     1.04%/(e)/
 Ratio of Net
  Investment Income to
  Average Net Assets..     1.84%     2.87%/(e)/
 Portfolio Turnover
  Rate................     46.2%    103.3%/(e)/

                           2002     2001/(C)/
                           ----     ----
PRINCIPAL LIFETIME STRATEGIC INCOME FUND
----------------------------------------
INSTITUTIONAL SHARES
--------------------
Net Asset Value,
 Beginning of Period..   $10.03    $10.00
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)....     0.19      0.08
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........    (0.32)    (0.05)
                          -----     -----
 Total From Investment
            Operations    (0.13)     0.03
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...    (0.18)       --
 ----                     -----
   Total Dividends and
         Distributions    (0.18)       --
 ----                     -----
Net Asset Value, End
 of Period............    $9.72    $10.03
                          =====    ======
Total Return..........    (1.36)%    0.30%/(d)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $16,909    $1,623
 Ratio of Expenses to
  Average Net Assets
  /(a)/ ..............     0.12%     0.12%/(e)/
 Ratio of Net
  Investment Income to
  Average Net Assets..     2.97%     3.44%/(e)/
 Portfolio Turnover
  Rate................     46.2%    103.3%/(e)/

                           2002     2001/(C)/
                           ----     ----
PRINCIPAL LIFETIME STRATEGIC INCOME FUND
----------------------------------------
PREFERRED SHARES
----------------
Net Asset Value,
 Beginning of Period..   $10.01    $10.00
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)....    (0.03)     0.23
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........    (0.13)    (0.22)
                          -----     -----
 Total From Investment
            Operations    (0.16)     0.01
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...    (0.15)       --
 ----                     -----
   Total Dividends and
         Distributions    (0.15)       --
 ----                     -----
Net Asset Value, End
 of Period............    $9.70    $10.01
                          =====    ======
Total Return..........    (1.63)%    0.10%/(d)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........     $148       $10
 Ratio of Expenses to
  Average Net Assets
  /(a)/ ..............     0.38%     0.38%/(e)/
 Ratio of Net
  Investment Income to
  Average Net Assets..     3.11%     3.42%/(e)/
 Portfolio Turnover
  Rate................     46.2%    103.3%/(e)/

                           2002     2001/(C)/
                           ----     ----
PRINCIPAL LIFETIME STRATEGIC INCOME FUND
----------------------------------------
SELECT SHARES
-------------
Net Asset Value,
 Beginning of Period..   $10.00    $10.00
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)....     0.30      0.22
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........    (0.47)    (0.22)
                          -----     -----
 Total From Investment
            Operations    (0.17)       --
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...    (0.14)       --
 ----                     -----
   Total Dividends and
         Distributions    (0.14)       --
 ----                     -----
Net Asset Value, End
 of Period............    $9.69    $10.00
                          =====    ======
Total Return..........    (1.75)%    0.00%/(d)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........      $10       $10
 Ratio of Expenses to
  Average Net Assets
  /(a)/ ..............     0.50%     0.50%/(e)/
 Ratio of Net
  Investment Income to
  Average Net Assets..     3.03%     3.28%/(e)/
 Portfolio Turnover
  Rate................     46.2%    103.3%/(e)/


See accompanying notes.

                         PRINCIPAL INVESTORS FUND, INC.

 -------------------------------------------------------------------------------
See accompanying notes.

                         PRINCIPAL INVESTORS FUND, INC.

 -------------------------------------------------------------------------------

/(a) /Does not include expenses of the investment companies in which the Fund invests.
/(b) /Total return is calculated without the contingent deferred sales charge. /(c) /Period from March 1, 2001, date shares first offered, through October 31,
  2001.
/(d) /Total return amounts have not been annualized.
/(e) /Computed on an annualized basis.
/(f) /Period from June 15, 2001, date shares first offered, through October 31,
  2001.

See accompanying notes.

                              FINANCIAL HIGHLIGHTS
                         PRINCIPAL INVESTORS FUND, INC.

 -------------------------------------------------------------------------------

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR ENDED OCTOBER 31 (EXCEPT AS NOTED):

                           2002    2001/(B)/
                           ----    ----
REAL ESTATE FUND
----------------
ADVISORS PREFERRED
------------------
 SHARES
 ------
Net Asset Value,
 Beginning of Period..   $10.41   $10.16
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)....     0.23     0.39
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........     0.79    (0.05)
                           ----    -----
 Total From Investment
            Operations     1.02     0.34
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...    (0.34)   (0.09)
                          -----    -----
   Total Dividends and
         Distributions    (0.34)   (0.09)
                          -----    -----
Net Asset Value, End
 of Period............   $11.09   $10.41
                         ======   ======
Total Return..........     9.94%    3.95%/(c)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........   $3,825   $1,302
 Ratio of Expenses to
  Average Net Assets..     1.42%    1.42%/(d)/
 Ratio of Net
  Investment Income to
  Average Net Assets..     3.35%    4.33%/(d)/
 Portfolio Turnover
  Rate................     46.3%    77.5%/(d)/

                           2002    2001/(B)/
                           ----    ----
REAL ESTATE FUND
----------------
ADVISORS SELECT SHARES
----------------------
Net Asset Value,
 Beginning of Period..   $10.40   $10.16
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)....     0.48     0.37
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........     0.44    (0.04)
                           ----    -----
 Total From Investment
            Operations     0.92     0.33
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...    (0.32)   (0.09)
                          -----    -----
   Total Dividends and
         Distributions    (0.32)   (0.09)
                          -----    -----
Net Asset Value, End
 of Period............   $11.00   $10.40
                         ======   ======
Total Return..........     8.96%    3.85%/(c)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........   $1,001   $1,339
 Ratio of Expenses to
  Average Net Assets..     1.60%    1.60%/(d)/
 Ratio of Net
  Investment Income to
  Average Net Assets..     3.17%    4.16%/(d)/
 Portfolio Turnover
  Rate................     46.3%    77.5%/(d)/

                           2002    2001/(E)/
                           ----    ----
REAL ESTATE FUND
----------------
CLASS J SHARES
--------------
Net Asset Value,
 Beginning of Period..   $10.45   $10.00
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)....     0.30     0.13
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........     0.62     0.32
                           ----     ----
 Total From Investment
            Operations     0.92     0.45
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...    (0.30)      --
 ----                     -----
   Total Dividends and
         Distributions    (0.30)      --
 ----                     -----
Net Asset Value, End
 of Period............   $11.07   $10.45
                         ======   ======
Total Return /(a)/ ...     8.88%    3.67%/(c)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $20,110   $2,108
 Ratio of Expenses to
  Average Net Assets..     1.80%    1.76%/(d)/
 Ratio of Net
  Investment Income to
  Average Net Assets..     2.83%    4.01%/(d)/
 Portfolio Turnover
  Rate................     46.3%    77.5%/(d)/

                           2002    2001/(E)/
                           ----    ----
REAL ESTATE FUND
----------------
INSTITUTIONAL SHARES
--------------------
Net Asset Value,
 Beginning of Period..   $10.50   $10.00
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)....     0.45     0.35
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........     0.63     0.15
                           ----     ----
 Total From Investment
            Operations     1.08     0.50
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...    (0.41)      --
 ----                     -----
   Total Dividends and
         Distributions    (0.41)      --
 ----                     -----
Net Asset Value, End
 of Period............   $11.17   $10.50
                         ======   ======
Total Return..........    10.38%    4.17%/(c)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........      $11      $11
 Ratio of Expenses to
  Average Net Assets..     0.85%    0.85%/(d)/
 Ratio of Net
  Investment Income to
  Average Net Assets..     3.91%    4.91%/(d)/
 Portfolio Turnover
  Rate................     46.3%    77.5%/(d)/

                           2002    2001/(B)/
                           ----    ----
REAL ESTATE FUND
----------------
PREFERRED SHARES
----------------
Net Asset Value,
 Beginning of Period..   $10.43   $10.16
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)....     0.23     0.53
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........     0.75    (0.17)
                           ----    -----
 Total From Investment
            Operations     0.98     0.36
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...    (0.38)   (0.09)
                          -----    -----
   Total Dividends and
         Distributions    (0.38)   (0.09)
                          -----    -----
Net Asset Value, End
 of Period............   $11.03   $10.43
                         ======   ======
Total Return..........     9.47%    4.15%/(c)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........   $5,375   $1,307
 Ratio of Expenses to
  Average Net Assets..     1.11%    1.11%/(d)/
 Ratio of Net
  Investment Income to
  Average Net Assets..     3.42%    4.79%/(d)/
 Portfolio Turnover
  Rate................     46.3%    77.5%/(d)/

                           2002    2001/(B)/
                           ----    ----
REAL ESTATE FUND
----------------
SELECT SHARES
-------------
Net Asset Value,
 Beginning of Period..   $10.43   $10.16
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)....     0.60     0.40
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........     0.37    (0.04)
                           ----    -----
 Total From Investment
            Operations     0.97     0.36
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...    (0.36)   (0.09)
                          -----    -----
   Total Dividends and
         Distributions    (0.36)   (0.09)
                          -----    -----
Net Asset Value, End
 of Period............   $11.04   $10.43
                         ======   ======
Total Return..........     9.44%    4.15%/(c)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........     $850   $1,304
 Ratio of Expenses to
  Average Net Assets..     1.22%    1.23%/(d)/
 Ratio of Net
  Investment Income to
  Average Net Assets..     3.55%    4.52%/(d)/
 Portfolio Turnover
  Rate................     46.3%    77.5%/(d)/


See accompanying notes.

                         PRINCIPAL INVESTORS FUND, INC.

 -------------------------------------------------------------------------------
See accompanying notes.

                         PRINCIPAL INVESTORS FUND, INC.

 -------------------------------------------------------------------------------

/(a) /Total return is calculated without the contingent deferred sales charge. /(b) /Period from December 6, 2000, date shares first offered, through October
  31, 2001. Advisors Preferred, Advisors Select, Preferred, and Select classes of shares each recognized $.01 of net investment income per share and incurred an unrealized gain of $.15 per share from November 30, 2000 through December 5, 2000.
/(c) /Total return amounts have not been annualized.
/(d) /Computed on an annualized basis.
/(e) /Period from March 1, 2001, date shares first offered, through October 31,
  2001. Class J and Institutional shares each incurred an unrealized gain of $.06 per share from February 27, 2001 through February 28, 2001.

See accompanying notes.

                              FINANCIAL HIGHLIGHTS
                         PRINCIPAL INVESTORS FUND, INC.

 -------------------------------------------------------------------------------

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR ENDED OCTOBER 31 (EXCEPT AS NOTED):

                           2002     2001/(C)/
                           ----     ----
SMALLCAP BLEND FUND
-------------------
ADVISORS PREFERRED
------------------
 SHARES
 ------
Net Asset Value,
 Beginning of Period..   $10.54    $10.55
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)....    (0.01)     0.01
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........    (0.81)    (0.01)
                          -----     -----
 Total From Investment
            Operations    (0.82)       --
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...       --     (0.01)
 Distributions from
  Realized Gains......    (0.02)       --
 ----                     -----
   Total Dividends and
         Distributions    (0.02)    (0.01)
                          -----     -----
Net Asset Value, End
 of Period............    $9.70    $10.54
                          =====    ======
Total Return..........    (7.79)%    0.69%/(d)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........     $906    $1,320
 Ratio of Expenses to
  Average Net Assets..     1.31%     1.32%/(e)/
 Ratio of Gross
  Expenses to Average
  Net Assets /(a)/ ...     1.32%       --
 Ratio of Net
  Investment Income to
  Average Net Assets..    (0.08)%    0.14%/(e)/
 Portfolio Turnover
  Rate................    108.8%    123.5%/(e)/

                           2002     2001/(C)/
                           ----     ----
SMALLCAP BLEND FUND
-------------------
ADVISORS SELECT SHARES
----------------------
Net Asset Value,
 Beginning of Period..   $10.53    $10.56
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)....    (0.85)       --
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........     0.03     (0.02)
                           ----     -----
 Total From Investment
            Operations    (0.82)    (0.02)
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...       --     (0.01)
 Distributions from
  Realized Gains......    (0.02)       --
 ----                     -----
   Total Dividends and
         Distributions    (0.02)    (0.01)
                          -----     -----
Net Asset Value, End
 of Period............    $9.69    $10.53
                          =====    ======
Total Return..........    (7.83)%    0.50%/(d)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........      $49    $1,338
 Ratio of Expenses to
  Average Net Assets..     1.49%     1.50%/(e)/
 Ratio of Gross
  Expenses to Average
  Net Assets /(a)/ ...     1.50%       --
 Ratio of Net
  Investment Income to
  Average Net Assets..    (0.30)%   (0.04)%/(e)/
 Portfolio Turnover
  Rate................    108.8%    123.5%/(e)/

                           2002     2001/(F)/
                           ----     ----
SMALLCAP BLEND FUND
-------------------
CLASS J SHARES
--------------
Net Asset Value,
 Beginning of Period..   $10.38    $10.46
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)....    (0.02)    (0.01)
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........    (0.83)    (0.07)
                          -----     -----
 Total From Investment
            Operations    (0.85)    (0.08)
Less Dividends and
 Distributions:
 Distributions from
  Realized Gains......    (0.02)       --
 ----                     -----
   Total Dividends and
         Distributions    (0.02)       --
 ----                     -----
Net Asset Value, End
 of Period............    $9.51    $10.38
                          =====    ======
Total Return /(b)/ ...    (8.23)%   (0.67)%/(d)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $17,167    $2,480
 Ratio of Expenses to
  Average Net Assets..     1.70%     1.66%/(e)/
 Ratio of Gross
  Expenses to Average
  Net Assets /(a)/ ...     1.70%       --
 Ratio of Net
  Investment Income to
  Average Net Assets..    (0.44)%   (0.35)%/(e)/
 Portfolio Turnover
  Rate................    108.8%    123.5%/(e)/

                           2002     2001/(F)/
                           ----     ----
SMALLCAP BLEND FUND
-------------------
INSTITUTIONAL SHARES
--------------------
Net Asset Value,
 Beginning of Period..   $10.44    $10.46
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)....     0.03      0.05
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........    (0.78)    (0.07)
                          -----     -----
 Total From Investment
            Operations    (0.75)    (0.02)
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...    (0.06)       --
 Distributions from
  Realized Gains......    (0.02)       --
 Tax Return of Capital
  Distributions.......    (0.01)       --
 ----                     -----
   Total Dividends and
         Distributions    (0.09)       --
 ----                     -----
Net Asset Value, End
 of Period............    $9.60    $10.44
                          =====    ======
Total Return..........    (7.34)%   (0.10)%/(d)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........   $4,681       $10
 Ratio of Expenses to
  Average Net Assets..     0.74%     0.75%/(e)/
 Ratio of Gross
  Expenses to Average
  Net Assets /(a)/ ...     0.75%       --
 Ratio of Net
  Investment Income to
  Average Net Assets..     0.66%     0.71%/(e)/
 Portfolio Turnover
  Rate................    108.8%    123.5%/(e)/

                           2002     2001/(C)/
                           ----     ----
SMALLCAP BLEND FUND
-------------------
PREFERRED SHARES
----------------
Net Asset Value,
 Beginning of Period..   $10.58    $10.56
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)....     0.16      0.05
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........    (0.94)    (0.02)
                          -----     -----
 Total From Investment
            Operations    (0.78)     0.03
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...    (0.03)    (0.01)
 Distributions from
  Realized Gains......    (0.02)       --
 Tax Return of Capital
  Distributions.......    (0.01)       --
 ----                     -----
   Total Dividends and
         Distributions    (0.06)    (0.01)
                          -----     -----
Net Asset Value, End
 of Period............    $9.74    $10.58
                          =====    ======
Total Return..........    (7.48)%    0.98%/(d)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........     $202    $1,322
 Ratio of Expenses to
  Average Net Assets..     1.00%     1.01%/(e)/
 Ratio of Gross
  Expenses to Average
  Net Assets /(a)/ ...     1.01%       --
 Ratio of Net
  Investment Income to
  Average Net Assets..     0.19%     0.31%/(e)/
 Portfolio Turnover
  Rate................    108.8%    123.5%/(e)/

                           2002     2001/(C)/
                           ----     ----
SMALLCAP BLEND FUND
-------------------
SELECT SHARES
-------------
Net Asset Value,
 Beginning of Period..   $10.57    $10.56
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)....     0.79      0.03
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........    (1.63)    (0.01)
                          -----     -----
 Total From Investment
            Operations    (0.84)     0.02
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...    (0.02)    (0.01)
 Distributions from
  Realized Gains......    (0.02)       --
 ----                     -----
   Total Dividends and
         Distributions    (0.04)    (0.01)
                          -----     -----
Net Asset Value, End
 of Period............    $9.69    $10.57
                          =====    ======
Total Return..........    (7.98)%    0.88%/(d)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........      $10    $1,322
 Ratio of Expenses to
  Average Net Assets..     1.12%     1.13%/(e)/
 Ratio of Gross
  Expenses to Average
  Net Assets /(a)/ ...     1.12%       --
 Ratio of Net
  Investment Income to
  Average Net Assets..     0.07%     0.33%/(e)/
 Portfolio Turnover
  Rate................    108.8%    123.5%/(e)/


See accompanying notes.

                         PRINCIPAL INVESTORS FUND, INC.

 -------------------------------------------------------------------------------
See accompanying notes.

                         PRINCIPAL INVESTORS FUND, INC.

 -------------------------------------------------------------------------------

/(a) /Expense ratio without fees paid indirectly.
/(b) /Total return is calculated without the contingent deferred sales charge. /(c) /Period from December 6, 2000, date shares first offered, through October
  31, 2001. Advisors Preferred, Advisors Select, Preferred and Select classes of shares each recognized $.01 of net investment income per share and incurred an unrealized gain of $.54, $.55, $.55 and $.55 per share, respectively, from November 28, 2000 through December 5, 2000.
/(d) /Total return amounts have not been annualized.
/(e) /Computed on an annualized basis.
/(f) /Period from March 1, 2001, date shares first offered, through October 31,
  2001. Class J and Institutional shares each incurred an unrealized loss of $.07 per share from February 27, 2001 through February 28, 2001.

See accompanying notes.

                              FINANCIAL HIGHLIGHTS
                         PRINCIPAL INVESTORS FUND, INC.

 -------------------------------------------------------------------------------

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR ENDED OCTOBER 31 (EXCEPT AS NOTED):

                          2002      2001/(C)/
                          ----      ----
SMALLCAP GROWTH FUND
--------------------
ADVISORS PREFERRED
------------------
 SHARES
 ------
Net Asset Value,
 Beginning of Period..   $7.56      $9.44
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)....   (0.06)     (0.06)
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........   (2.11)     (1.82)
                         -----      -----
 Total From Investment
            Operations   (2.17)     (1.88)
Less Dividends and
 Distributions:
 Distributions from
  Realized Gains......   (0.36)        --
 ----                    -----
   Total Dividends and
         Distributions   (0.36)        --
 ----                    -----
Net Asset Value, End
 of Period............   $5.03      $7.56
                         =====      =====
Total Return..........  (30.69)%   (19.06)%/(d)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........    $630       $947
 Ratio of Expenses to
  Average Net Assets..    1.32%      1.32%/(e)/
 Ratio of Gross
  Expenses to Average
  Net Assets /(a)/ ...    1.32%        --
 Ratio of Net
  Investment Income to
  Average Net Assets..   (0.93)%    (1.02)%/(e)/
 Portfolio Turnover
  Rate................   255.3%     178.3%/(e)/

                          2002      2001/(C)/
                          ----      ----
SMALLCAP GROWTH FUND
--------------------
ADVISORS SELECT SHARES
----------------------
Net Asset Value,
 Beginning of Period..   $7.56      $9.45
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)....   (0.08)     (0.08)
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........   (2.09)     (1.81)
                         -----      -----
 Total From Investment
            Operations   (2.17)     (1.89)
Less Dividends and
 Distributions:
 Distributions from
  Realized Gains......   (0.36)        --
 ----                    -----
   Total Dividends and
         Distributions   (0.36)        --
 ----                    -----
Net Asset Value, End
 of Period............   $5.03      $7.56
                         =====      =====
Total Return..........  (30.69)%   (19.14)%/(d)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........    $646       $963
 Ratio of Expenses to
  Average Net Assets..    1.49%      1.50%/(e)/
 Ratio of Gross
  Expenses to Average
  Net Assets /(a)/ ...    1.50%        --
 Ratio of Net
  Investment Income to
  Average Net Assets..   (1.11)%    (1.19)%/(e)/
 Portfolio Turnover
  Rate................   255.3%     178.3%/(e)/

                          2002      2001/(F)/
                          ----      ----
SMALLCAP GROWTH FUND
--------------------
CLASS J SHARES
--------------
Net Asset Value,
 Beginning of Period..   $7.31      $9.06
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)....   (0.20)     (0.03)
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........   (1.91)     (1.72)
                         -----      -----
 Total From Investment
            Operations   (2.11)     (1.75)
Less Dividends and
 Distributions:
 Distributions from
  Realized Gains......   (0.36)        --
 ----                    -----
   Total Dividends and
         Distributions   (0.36)        --
 ----                    -----
Net Asset Value, End
 of Period............   $4.84      $7.31
                         =====      =====
Total Return /(b)/ ...  (30.92)%   (18.42)%/(d)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $4,449     $1,322
 Ratio of Expenses to
  Average Net Assets..    1.70%      1.64%/(e)/
 Ratio of Gross
  Expenses to Average
  Net Assets /(a)/ ...    1.70%        --
 Ratio of Net
  Investment Income to
  Average Net Assets..   (1.27)%    (1.32)%/(e)/
 Portfolio Turnover
  Rate................   255.3%     178.3%/(e)/

                          2002      2001/(F)/
                          ----      ----
SMALLCAP GROWTH FUND
--------------------
INSTITUTIONAL SHARES
--------------------
Net Asset Value,
 Beginning of Period..   $7.35      $9.06
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)....      --      (0.01)
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........   (2.08)     (1.70)
                         -----      -----
 Total From Investment
            Operations   (2.08)     (1.71)
Less Dividends and
 Distributions:
 Distributions from
  Realized Gains......   (0.36)        --
 ----                    -----
   Total Dividends and
         Distributions   (0.36)        --
 ----                    -----
Net Asset Value, End
 of Period............   $4.91      $7.35
                         =====      =====
Total Return..........  (30.33)%   (17.97)%/(d)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $4,344       $560
 Ratio of Expenses to
  Average Net Assets..    0.75%      0.75%/(e)/
 Ratio of Gross
  Expenses to Average
  Net Assets /(a)/ ...    0.75%        --
 Ratio of Net
  Investment Income to
  Average Net Assets..   (0.31)%    (0.45)%/(e)/
 Portfolio Turnover
  Rate................   255.3%     178.3%/(e)/

                          2002      2001/(C)/
                          ----      ----
SMALLCAP GROWTH FUND
--------------------
PREFERRED SHARES
----------------
Net Asset Value,
 Beginning of Period..   $7.58      $9.45
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)....   (0.04)     (0.10)
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........   (2.12)     (1.77)
                         -----      -----
 Total From Investment
            Operations   (2.16)     (1.87)
Less Dividends and
 Distributions:
 Distributions from
  Realized Gains......   (0.36)        --
 ----                    -----
   Total Dividends and
         Distributions   (0.36)        --
 ----                    -----
Net Asset Value, End
 of Period............   $5.06      $7.58
                         =====      =====
Total Return..........  (30.47)%   (19.02)%/(d)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........    $666       $948
 Ratio of Expenses to
  Average Net Assets..    1.01%      1.01%/(e)/
 Ratio of Gross
  Expenses to Average
  Net Assets /(a)/ ...    1.01%        --
 Ratio of Net
  Investment Income to
  Average Net Assets..   (0.62)%    (0.77)%/(e)/
 Portfolio Turnover
  Rate................   255.3%     178.3%/(e)/

                          2002      2001/(C)/
                          ----      ----
SMALLCAP GROWTH FUND
--------------------
SELECT SHARES
-------------
Net Asset Value,
 Beginning of Period..   $7.58      $9.45
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)....   (0.05)     (0.05)
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........   (2.11)     (1.82)
                         -----      -----
 Total From Investment
            Operations   (2.16)     (1.87)
Less Dividends and
 Distributions:
 Distributions from
  Realized Gains......   (0.36)        --
 ----                    -----
   Total Dividends and
         Distributions   (0.36)        --
 ----                    -----
Net Asset Value, End
 of Period............   $5.06      $7.58
                         =====      =====
Total Return..........  (30.47)%   (19.02)%/(d)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........    $633       $948
 Ratio of Expenses to
  Average Net Assets..    1.12%      1.13%/(e)/
 Ratio of Gross
  Expenses to Average
  Net Assets /(a)/ ...    1.12%        --
 Ratio of Net
  Investment Income to
  Average Net Assets..   (0.74)%    (0.83)%/(e)/
 Portfolio Turnover
  Rate................   255.3%     178.3%/(e)/


See accompanying notes.

                         PRINCIPAL INVESTORS FUND, INC.

 -------------------------------------------------------------------------------
See accompanying notes.

                         PRINCIPAL INVESTORS FUND, INC.

 -------------------------------------------------------------------------------

/(a) /Expense ratio without fees paid indirectly.
/(b) /Total return is calculated without the contingent deferred sales charge. /(c) /Period from December 6, 2000, date shares first offered, through October
  31, 2001. Advisors Preferred recognized $.01 of net operating loss per share from November 27, 2000 through December 5, 2000. In addition, Advisors Preferred, Advisors Select, Preferred and Select classes of shares each incurred an unrealized loss of $ .55 per share, during the initial interim period.
/(d) /Total return amounts have not been annualized.
/(e) /Computed on an annualized basis.
/(f) /Period from March 1, 2001, date shares first offered, through October 31,
  2001. Class J and Institutional shares each incurred an unrealized loss of $.17 per share from February 27, 2001 through February 28, 2001.
See accompanying notes.

                              FINANCIAL HIGHLIGHTS
                         PRINCIPAL INVESTORS FUND, INC.

 -------------------------------------------------------------------------------

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR ENDED OCTOBER 31 (EXCEPT AS NOTED):



                          2002     2001/(B)/
                          ----     ----
SMALLCAP S&P 600 INDEX FUND
---------------------------
ADVISORS PREFERRED
------------------
 SHARES
 ------
Net Asset Value,
 Beginning of Period..  $10.36    $10.47
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)....    0.02      0.01
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........   (0.49)    (0.11)
                         -----     -----
 Total From Investment
            Operations   (0.47)    (0.10)
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...      --     (0.01)
 Distributions from
  Realized Gains......   (0.14)       --
 ----                    -----
   Total Dividends and
         Distributions   (0.14)    (0.01)
                         -----     -----
Net Asset Value, End
 of Period............   $9.75    $10.36
                         =====    ======
Total Return..........   (4.75)%   (0.93)%/(c)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........    $676    $1,296
 Ratio of Expenses to
  Average Net Assets..    0.72%     0.72%/(d)/
 Ratio of Net
  Investment Income to
  Average Net Assets..    0.09%     0.09%/(d)/
 Portfolio Turnover
  Rate................    61.0%     62.0%/(d)/

                          2002     2001/(B)/
                          ----     ----
SMALLCAP S&P 600 INDEX FUND
---------------------------
ADVISORS SELECT SHARES
----------------------
Net Asset Value,
 Beginning of Period..  $10.34    $10.47
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)....   (0.01)       --
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........   (0.48)    (0.12)
                         -----     -----
 Total From Investment
            Operations   (0.49)    (0.12)
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...      --     (0.01)
 Distributions from
  Realized Gains......   (0.14)       --
 ----                    -----
   Total Dividends and
         Distributions   (0.14)    (0.01)
                         -----     -----
Net Asset Value, End
 of Period............   $9.71    $10.34
                         =====    ======
Total Return..........   (4.96)%   (1.12)%/(c)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $1,344    $1,294
 Ratio of Expenses to
  Average Net Assets..    0.90%     0.90%/(d)/
 Ratio of Net
  Investment Income to
  Average Net Assets..   (0.09)%   (0.09)%/(d)/
 Portfolio Turnover
  Rate................    61.0%     62.0%/(d)/

                          2002     2001/(E)/
                          ----     ----
SMALLCAP S&P 600 INDEX FUND
---------------------------
CLASS J SHARES
--------------
Net Asset Value,
 Beginning of Period..  $10.14    $10.74
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)....   (0.01)    (0.01)
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........   (0.49)    (0.59)
                         -----     -----
 Total From Investment
            Operations   (0.50)    (0.60)
Less Dividends and
 Distributions:
 Distributions from
  Realized Gains......   (0.14)       --
 ----                    -----
   Total Dividends and
         Distributions   (0.14)       --
 ----                    -----
Net Asset Value, End
 of Period............   $9.50    $10.14
                         =====    ======
Total Return /(a)/ ...   (5.16)%   (5.59)%/(c)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $7,197    $1,860
 Ratio of Expenses to
  Average Net Assets..    1.10%     1.06%/(d)/
 Ratio of Net
  Investment Income to
  Average Net Assets..   (0.28)%   (0.26)%/(d)/
 Portfolio Turnover
  Rate................    61.0%     62.0%/(d)/

                          2002     2001/(E)/
                          ----     ----
SMALLCAP S&P 600 INDEX FUND
---------------------------
INSTITUTIONAL SHARES
--------------------
Net Asset Value,
 Beginning of Period..  $10.19    $10.74
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)....    0.07      0.05
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........   (0.47)    (0.60)
                         -----     -----
 Total From Investment
            Operations   (0.40)    (0.55)
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...   (0.06)       --
 Distributions from
  Realized Gains......   (0.14)       --
 ----                    -----
   Total Dividends and
         Distributions   (0.20)       --
 ----                    -----
Net Asset Value, End
 of Period............   $9.59    $10.19
                         =====    ======
Total Return..........   (4.19)%   (5.12)%/(c)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........      $9        $9
 Ratio of Expenses to
  Average Net Assets..    0.15%     0.15%/(d)/
 Ratio of Net
  Investment Income to
  Average Net Assets..    0.66%     0.65%/(d)/
 Portfolio Turnover
  Rate................    61.0%     62.0%/(d)/

                          2002     2001/(B)/
                          ----     ----
SMALLCAP S&P 600 INDEX FUND
---------------------------
PREFERRED SHARES
----------------
Net Asset Value,
 Beginning of Period..  $10.37    $10.47
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)....    0.02      0.05
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........   (0.45)    (0.14)
                         -----     -----
 Total From Investment
            Operations   (0.43)    (0.09)
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...   (0.03)    (0.01)
 Distributions from
  Realized Gains......   (0.14)       --
 ----                    -----
   Total Dividends and
         Distributions   (0.17)    (0.01)
                         -----     -----
Net Asset Value, End
 of Period............   $9.77    $10.37
                         =====    ======
Total Return..........   (4.35)%   (0.83)%/(c)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $6,850    $1,302
 Ratio of Expenses to
  Average Net Assets..    0.41%     0.41%/(d)/
 Ratio of Net
  Investment Income to
  Average Net Assets..    0.42%     0.35%/(d)/
 Portfolio Turnover
  Rate................    61.0%     62.0%/(d)/

                          2002     2001/(B)/
                          ----     ----
SMALLCAP S&P 600 INDEX FUND
---------------------------
SELECT SHARES
-------------
Net Asset Value,
 Beginning of Period..  $10.37    $10.47
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)....    0.06      0.02
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........   (0.51)    (0.11)
                         -----     -----
 Total From Investment
            Operations   (0.45)    (0.09)
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...   (0.02)    (0.01)
 Distributions from
  Realized Gains......   (0.14)       --
 ----                    -----
   Total Dividends and
         Distributions   (0.16)    (0.01)
                         -----     -----
Net Asset Value, End
 of Period............   $9.76    $10.37
                         =====    ======
Total Return..........   (4.56)%   (0.83)%/(c)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........    $570    $1,298
 Ratio of Expenses to
  Average Net Assets..    0.52%     0.53%/(d)/
 Ratio of Net
  Investment Income to
  Average Net Assets..    0.28%     0.28%/(d)/
 Portfolio Turnover
  Rate................    61.0%     62.0%/(d)/


See accompanying notes.

                         PRINCIPAL INVESTORS FUND, INC.

 -------------------------------------------------------------------------------
See accompanying notes.

                         PRINCIPAL INVESTORS FUND, INC.

 -------------------------------------------------------------------------------

/(a) /Total return is calculated without the contingent deferred sales charge. /(b) /Period from December 6, 2000, date shares first offered, through October
  31, 2001. Advisors Preferred, Advisors Select, Preferred and Select classes of shares each recognized $.01 of net investment income per share and incurred an unrealized gain of $.46 per share from November 30, 2000 through December 5, 2000.
/(c) /Total return amounts have not been annualized.
/(d) /Computed on an annualized basis.
/(e) /Period from March 1, 2001, date shares first offered, through October 31,
  2001. Class J and Institutional shares each incurred an unrealized loss of $.15 per share from February 27, 2001 through February 28, 2001.

See accompanying notes.

                              FINANCIAL HIGHLIGHTS
                         PRINCIPAL INVESTORS FUND, INC.

 -------------------------------------------------------------------------------

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR ENDED OCTOBER 31 (EXCEPT AS NOTED):

                          2002     2001/(C)/
                          ----     ----
SMALLCAP VALUE FUND
-------------------
ADVISORS PREFERRED
------------------
 SHARES
 ------
Net Asset Value,
 Beginning of Period..  $10.62    $10.21
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)....    0.05      0.07
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........    0.40      0.37
                          ----      ----
 Total From Investment
            Operations    0.45      0.44
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...   (0.04)    (0.03)
 Distributions from
  Realized Gains......   (0.47)       --
 ----                    -----
   Total Dividends and
         Distributions   (0.51)    (0.03)
                         -----     -----
Net Asset Value, End
 of Period............  $10.56    $10.62
                        ======    ======
Total Return..........    3.98%     4.89%/(d)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $1,145    $1,328
 Ratio of Expenses to
  Average Net Assets..    1.31%     1.32%/(e)/
 Ratio of Gross
  Expenses to Average
  Net Assets /(a)/ ...    1.32%       --
 Ratio of Net
  Investment Income to
  Average Net Assets..    0.36%     0.64%/(e)/
 Portfolio Turnover
  Rate................   134.3%     89.1%/(e)/

                          2002     2001/(C)/
                          ----     ----
SMALLCAP VALUE FUND
-------------------
ADVISORS SELECT SHARES
----------------------
Net Asset Value,
 Beginning of Period..  $10.60    $10.21
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)....    0.04      0.06
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........    0.40      0.36
                          ----      ----
 Total From Investment
            Operations    0.44      0.42
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...   (0.02)    (0.03)
 Distributions from
  Realized Gains......   (0.47)       --
 ----                    -----
   Total Dividends and
         Distributions   (0.49)    (0.03)
                         -----     -----
Net Asset Value, End
 of Period............  $10.55    $10.60
                        ======    ======
Total Return..........    3.90%     4.69%/(d)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........    $891    $1,326
 Ratio of Expenses to
  Average Net Assets..    1.49%     1.50%/(e)/
 Ratio of Gross
  Expenses to Average
  Net Assets /(a)/ ...    1.50%       --
 Ratio of Net
  Investment Income to
  Average Net Assets..    0.19%     0.47%/(e)/
 Portfolio Turnover
  Rate................   134.3%     89.1%/(e)/

                          2002     2001/(F)/
                          ----     ----
SMALLCAP VALUE FUND
-------------------
CLASS J SHARES
--------------
Net Asset Value,
 Beginning of Period..  $10.48    $10.64
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)....   (0.01)       --
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........    0.42     (0.16)
                          ----     -----
 Total From Investment
            Operations    0.41     (0.16)
Less Dividends and
 Distributions:
 Distributions from
  Realized Gains......   (0.47)       --
 ----                    -----
   Total Dividends and
         Distributions   (0.47)       --
 ----                    -----
Net Asset Value, End
 of Period............  $10.42    $10.48
                        ======    ======
Total Return /(b)/ ...    3.65%    (1.04)%/(d)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $4,953      $749
 Ratio of Expenses to
  Average Net Assets..    1.69%     1.66%/(e)/
 Ratio of Gross
  Expenses to Average
  Net Assets /(a)/ ...    1.70%       --
 Ratio of Net
  Investment Income to
  Average Net Assets..   (0.07)%    0.12%/(e)/
 Portfolio Turnover
  Rate................   134.3%     89.1%/(e)/

                          2002     2001/(F)/
                          ----     ----
SMALLCAP VALUE FUND
-------------------
INSTITUTIONAL SHARES
--------------------
Net Asset Value,
 Beginning of Period..  $10.54    $10.64
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)....    0.12      0.01
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........    0.39     (0.11)
                          ----     -----
 Total From Investment
            Operations    0.51     (0.10)
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...   (0.10)       --
 Distributions from
  Realized Gains......   (0.47)       --
 ----                    -----
   Total Dividends and
         Distributions   (0.57)       --
 ----                    -----
Net Asset Value, End
 of Period............  $10.48    $10.54
                        ======    ======
Total Return..........    4.60%    (0.47)%/(d)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $9,641    $1,144
 Ratio of Expenses to
  Average Net Assets..    0.74%     0.75%/(e)/
 Ratio of Gross
  Expenses to Average
  Net Assets /(a)/ ...    0.75%       --
 Ratio of Net
  Investment Income to
  Average Net Assets..    0.88%     0.79%/(e)/
 Portfolio Turnover
  Rate................   134.3%     89.1%/(e)/

                          2002     2001/(C)/
                          ----     ----
SMALLCAP VALUE FUND
-------------------
PREFERRED SHARES
----------------
Net Asset Value,
 Beginning of Period..  $10.64    $10.21
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)....    0.11      0.15
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........    0.37      0.31
                          ----      ----
 Total From Investment
            Operations    0.48      0.46
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...   (0.07)    (0.03)
 Distributions from
  Realized Gains......   (0.47)       --
 ----                    -----
   Total Dividends and
         Distributions   (0.54)    (0.03)
                         -----     -----
Net Asset Value, End
 of Period............  $10.58    $10.64
                        ======    ======
Total Return..........    4.29%     5.09%/(d)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $1,056    $1,330
 Ratio of Expenses to
  Average Net Assets..    1.00%     1.01%/(e)/
 Ratio of Gross
  Expenses to Average
  Net Assets /(a)/ ...    1.01%       --
 Ratio of Net
  Investment Income to
  Average Net Assets..    0.67%     1.18%/(e)/
 Portfolio Turnover
  Rate................   134.3%     89.1%/(e)/

                          2002     2001/(C)/
                          ----     ----
SMALLCAP VALUE FUND
-------------------
SELECT SHARES
-------------
Net Asset Value,
 Beginning of Period..  $10.63    $10.21
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)....    0.10      0.08
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........    0.37      0.37
                          ----      ----
 Total From Investment
            Operations    0.47      0.45
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...   (0.06)    (0.03)
 Distributions from
  Realized Gains......   (0.47)       --
 ----                    -----
   Total Dividends and
         Distributions   (0.53)    (0.03)
                         -----     -----
Net Asset Value, End
 of Period............  $10.57    $10.63
                        ======    ======
Total Return..........    4.17%     4.99%/(d)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........    $876    $1,330
 Ratio of Expenses to
  Average Net Assets..    1.11%     1.13%/(e)/
 Ratio of Gross
  Expenses to Average
  Net Assets /(a)/ ...    1.12%       --
 Ratio of Net
  Investment Income to
  Average Net Assets..    0.56%     0.83%/(e)/
 Portfolio Turnover
  Rate................   134.3%     89.1%/(e)/


See accompanying notes.

                         PRINCIPAL INVESTORS FUND, INC.

 -------------------------------------------------------------------------------
See accompanying notes.

                         PRINCIPAL INVESTORS FUND, INC.

 -------------------------------------------------------------------------------

/(a) /Expense ratio without fees paid indirectly.
/(b) /Total return is calculated without the contingent deferred sales charge. /(c) /Period from December 6, 2000, date shares first offered, through October
  31, 2001. Advisors Preferred, Advisors Select, Preferred and Select classes of shares each recognized $.01 of net investment income per share and incurred an unrealized gain of $.20 per share from November 29, 2000 through December 5, 2000.
/(d) /Total return amounts have not been annualized.
/(e) /Computed on an annualized basis.
/(f) /Period from March 1, 2001, date shares first offered, through October 31,
  2001. Class J and Institutional shares each incurred an unrealized loss of $.04 per share from February 27, 2001 through February 28, 2001.

See accompanying notes.

                              FINANCIAL HIGHLIGHTS
                         PRINCIPAL INVESTORS FUND, INC.

 -------------------------------------------------------------------------------

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR ENDED OCTOBER 31 (EXCEPT AS NOTED):



                          2002      2001/(C)/
                          ----      ----
TECHNOLOGY FUND
---------------
ADVISORS PREFERRED
------------------
 SHARES
 ------
Net Asset Value,
 Beginning of Period..   $5.45     $10.07
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)....   (0.05)     (0.06)
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........   (1.83)     (4.56)
                         -----      -----
 Total From Investment
            Operations   (1.88)     (4.62)
                         -----      -----
Net Asset Value, End
 of Period............   $3.57      $5.45
                         =====      =====
Total Return..........  (34.50)%   (45.72)%/(d)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........    $358       $545
 Ratio of Expenses to
  Average Net Assets..    1.56%      1.57%/(e)/
 Ratio of Gross
  Expenses to Average
  Net Assets /(a)/ ...    1.57%        --
 Ratio of Net
  Investment Income to
  Average Net Assets..   (0.95)%    (0.95)%/(e)/
 Portfolio Turnover
  Rate................   149.4%     123.1%/(e)/

                          2002      2001/(C)/
                          ----      ----
TECHNOLOGY FUND
---------------
ADVISORS SELECT SHARES
----------------------
Net Asset Value,
 Beginning of Period..   $5.43     $10.07
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)....   (0.04)     (0.07)
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........   (1.82)     (4.57)
                         -----      -----
 Total From Investment
            Operations   (1.86)     (4.64)
                         -----      -----
Net Asset Value, End
 of Period............   $3.57      $5.43
                         =====      =====
Total Return..........  (34.25)%   (45.92)%/(d)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........    $450       $545
 Ratio of Expenses to
  Average Net Assets..    1.74%      1.75%/(e)/
 Ratio of Gross
  Expenses to Average
  Net Assets /(a)/ ...    1.75%        --
 Ratio of Net
  Investment Income to
  Average Net Assets..   (1.14)%    (1.13)%/(e)/
 Portfolio Turnover
  Rate................   149.4%     123.1%/(e)/

                          2002      2001/(F)/
                          ----      ----
TECHNOLOGY FUND
---------------
CLASS J SHARES
--------------
Net Asset Value,
 Beginning of Period..   $5.36      $7.40
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)....   (0.02)     (0.02)
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........   (1.84)     (2.02)
                         -----      -----
 Total From Investment
            Operations   (1.86)     (2.04)
                         -----      -----
Net Asset Value, End
 of Period............   $3.50      $5.36
                         =====      =====
Total Return /(b)/ ...  (34.70)%   (27.76)%/(d)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $2,079       $965
 Ratio of Expenses to
  Average Net Assets..    1.94%      1.91%/(e)/
 Ratio of Gross
  Expenses to Average
  Net Assets /(a)/ ...    1.95%        --
 Ratio of Net
  Investment Income to
  Average Net Assets..   (1.32)%    (1.29)%/(e)/
 Portfolio Turnover
  Rate................   149.4%     123.1%/(e)/

                          2002      2001/(C)/
                          ----      ----
TECHNOLOGY FUND
---------------
INSTITUTIONAL SHARES
--------------------
Net Asset Value,
 Beginning of Period..   $5.48     $10.07
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)....   (0.05)     (0.02)
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........   (1.81)     (4.57)
                         -----      -----
 Total From Investment
            Operations   (1.86)     (4.59)
                         -----      -----
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...   (0.01)        --
 ----                    -----
   Total Dividends and
         Distributions   (0.01)        --
 ----                    -----
Net Asset Value, End
 of Period............   $3.61      $5.48
                         =====      =====
Total Return..........  (34.07)%   (45.42)%/(d)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $4,868     $1,779
 Ratio of Expenses to
  Average Net Assets..    0.99%      1.00%/(e)/
 Ratio of Gross
  Expenses to Average
  Net Assets /(a)/ ...    1.00%        --
 Ratio of Net
  Investment Income to
  Average Net Assets..   (0.38)%    (0.49)%/(e)/
 Portfolio Turnover
  Rate................   149.4%     123.1%/(e)/

                          2002      2001/(C)/
                          ----      ----
TECHNOLOGY FUND
---------------
PREFERRED SHARES
----------------
Net Asset Value,
 Beginning of Period..   $5.46     $10.07
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)....      --      (0.05)
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........   (1.86)     (4.56)
                         -----      -----
 Total From Investment
            Operations   (1.86)     (4.61)
                         -----      -----
Net Asset Value, End
 of Period............   $3.60      $5.46
                         =====      =====
Total Return..........  (34.07)%   (45.62)%/(d)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........    $856       $546
 Ratio of Expenses to
  Average Net Assets..    1.25%      1.26%/(e)/
 Ratio of Gross
  Expenses to Average
  Net Assets /(a)/ ...    1.26%        --
 Ratio of Net
  Investment Income to
  Average Net Assets..   (0.71)%    (0.64)%/(e)/
 Portfolio Turnover
  Rate................   149.4%     123.1%/(e)/

                          2002      2001/(C)/
                          ----      ----
TECHNOLOGY FUND
---------------
SELECT SHARES
-------------
Net Asset Value,
 Beginning of Period..   $5.45     $10.07
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)....   (0.04)     (0.05)
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........   (1.83)     (4.57)
                         -----      -----
 Total From Investment
            Operations   (1.87)     (4.62)
                         -----      -----
Net Asset Value, End
 of Period............   $3.58      $5.45
                         =====      =====
Total Return..........  (34.31)%   (45.72)%/(d)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........    $363       $546
 Ratio of Expenses to
  Average Net Assets..    1.36%      1.38%/(e)/
 Ratio of Gross
  Expenses to Average
  Net Assets /(a)/ ...    1.37%        --
 Ratio of Net
  Investment Income to
  Average Net Assets..   (0.76)%    (0.76)%/(e)/
 Portfolio Turnover
  Rate................   149.4%     123.1%/(e)/


See accompanying notes.

                         PRINCIPAL INVESTORS FUND, INC.

 -------------------------------------------------------------------------------
See accompanying notes.

                         PRINCIPAL INVESTORS FUND, INC.

 -------------------------------------------------------------------------------

/(a) /Expense ratio without fees paid indirectly.
/(b)    /Total return is calculated without the contingent deferred sales charge.
/(c) /Period from December 6, 2000, date shares first offered, through October
  31, 2001. Advisors Preferred, Advisors Select, Institutional, Preferred and Select classes of shares each incurred an unrealized gain of $.07 per share from November 27, 2000 through December 5, 2000.
/(d)    /Total return amounts have not been annualized.
/(e) /Computed on an annualized basis.
/(f) /Period from March 1, 2001, date shares first offered, through October 31,
  2001. Class J incurred an unrealized loss of $.28 per share from February 27, 2001 through February 28, 2001.
See accompanying notes.

                         REPORT OF INDEPENDENT AUDITORS



The Board of Directors and
Shareholders
Principal Investors Fund, Inc.


We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Principal Investors Fund, Inc. (comprising Balanced Fund, Bond & Mortgage Securities Fund, Capital Preservation Fund, Government Securities Fund, High Quality Intermediate-Term Bond Fund, High Quality Long-Term Bond Fund, High Quality Short-Term Bond Fund, International Emerging Markets Fund, International Fund I, International Fund II, International SmallCap Fund, LargeCap Growth Fund, LargeCap S&P 500 Index Fund, LargeCap Value Fund, MidCap Blend Fund, MidCap Growth Fund, MidCap S&P 400 Index Fund, MidCap Value Fund, Money Market Fund, Partners LargeCap Blend Fund, Partners LargeCap Blend Fund I (formerly LargeCap Blend Fund), Partners LargeCap Growth Fund I, Partners LargeCap Growth Fund II, Partners LargeCap Value Fund, Partners MidCap Blend Fund, Partners MidCap Growth Fund, Partners MidCap Value Fund, Partners SmallCap Growth Fund I, Partners SmallCap Growth Fund II, Partners SmallCap Value Fund, Preferred Securities Fund, Principal LifeTime 2010 Fund, Principal LifeTime 2020 Fund, Principal LifeTime 2030 Fund, Principal LifeTime 2040 Fund, Principal LifeTime 2050 Fund, Principal LifeTime Strategic Income Fund, Real Estate Fund, SmallCap Blend Fund, SmallCap Growth Fund, SmallCap S&P 600 Index Fund, SmallCap Value Fund, and Technology Fund) as of October 31, 2002, and the related statements of operations, statements of changes in net assets and financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the management of Principal Investors Fund, Inc. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.


We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2002, by correspondence with the custodians and brokers. As to certain securities relating to uncompleted transactions, we performed other audit procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.


In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective funds constituting Principal Investors Fund, Inc. at October 31, 2002, and the results of their operations, the changes in their net assets and their financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States.







Des Moines, Iowa
November 27, 2002

FUND DIRECTORS

Under Maryland law, a Board of Directors oversees the Funds. The Directors have financial or other relevant experience and meet several times during the year to review contracts, Funds activities and the quality of services provided to the Funds. Each director also has the same position with the Principal Investors Fund, Inc. and the Principal Mutual Funds that are also sponsored by Principal Life Insurance Company. Each director holds office for an indefinite term. Directors considered to be "interested persons" are defined in the Investment Company Act of 1940, as amended. The interested persons shown below are considered to be interested because of a current or former affiliation with the Manager or Principal Life Insurance Company.

THE FOLLOWING DIRECTORS ARE CONSIDERED NOT TO BE "INTERESTED PERSONS" AS DEFINED

IN THE 1940 ACT .

                                                               NUMBER OF
                                                             PORTFOLIOS IN
                                                                  FUND             OTHER
                                                                COMPLEX        DIRECTORSHIPS
NAME, POSITION HELD WITH THE FUND,  PRINCIPAL OCCUPATION(S)   OVERSEEN BY         HELD BY
    ADDRESS, AND DATE OF BIRTH        DURING PAST 5 YEARS       DIRECTOR         DIRECTOR
                                    -----------------------  -------------     -------------



                                                      93             None

 James D. Davis
 Director since 1974     Attorney. Vice
 Member Audit and        President, Deere and
 Nominating Committee    Company, Retired.
 4940 Center Court,
 Bettendorf, Iowa
 03/22/34

                                                      93             None

 Pamela A. Ferguson      Professor of
 Director since 1993     Mathematics, Grinnell
 4112 River Oaks         College since 1998.
 Drive, Des Moines,      Prior thereto,
 Iowa                    President, Grinnell
 05/05/43                College.


                                                      93             None
 Richard W. Gilbert
 Director since 1985     President, Gilbert
 Member Audit and        Communications, Inc.
 Nominating Committee    since 1993. Prior
 5040 Arbor Lane,        thereto, President
 #302, Northfield,       and Publisher,
 Illinois.               Pioneer Press.
 05/08/40

                                                      93             None

                         Chairman and CEO,
 William C. Kimball      Medicap Pharmacies,
 Director since 1999     Inc. since 1998.
 4700 Westown Parkway,   Prior thereto,
 Suite. 300              President and CEO.
 West Des Moines, Iowa
 11/28/47

                                                      93              None

 Barbara A. Lukavsky
 Director since 1987     President and CEO,
 Member Audit and        Barbican Enterprises,
 Nominating Committee    Inc. since 1997.
 Member Executive        President and CEO, Lu
 Committee               San ELITE USA, L.C.
 13731 Bay Hill Court,   1985-1998.
 Clive, Iowa
 09/10/40



THE FOLLOWING DIRECTORS ARE CONSIDERED TO BE "INTERESTED PERSONS" AS DEFINED IN THE 1940 ACT, AS AMENDED, BECAUSE OF CURRENT OR FORMER AFFILIATION WITH THE

MANAGER OR PRINCIPAL LIFE. .

                              Executive Vice
                              President, Principal
                              Life since 2000;
                              Senior Vice
                              President, 1996-2000;
 John E. Aschenbrenner        Vice President -             93               None
 Director since 1998          Individual Markets
 08/16/49                     1990-1996. Director,
                              Principal Management
                              Corporation and
                              Princor Financial
                              Services Corporation
                              ("Princor").

                         Senior Vice
                         President, 2002. Vice
                         President, Principal
                         Life Insurance
 Ralph C. Eucher         Company 1999-2002.
 Director and            Director and
 President since 1999    President, Princor           93               None
 Member Executive        and Principal
 Committee               Management
 06/14/52                Corporation since
                         1999. Prior thereto,
                         Second Vice
                         President, Principal
                         Life Insurance
                         Company.

                         Executive Vice
                         President, Principal
 Larry D. Zimpleman      Life since 2001.
 Director and Chairman   Senior Vice
 of the Board since      President,1999-2001.         93               None
 December 2001           Vice
 Member Executive        President,1998-1999.
 Committee               Prior thereto, Vice
 09/07/51                President--Pension

The Audit and Nominating Committee considers management's recommendation of independent auditors for the Funds and oversees the activities of the independent auditors as well as the internal auditors. The committee also receives reports about accounting and financial matters affecting the Funds. In addition, the committee selects and nominates all candidates who are not "interested persons" of the Funds for election to the Board.


The Executive Committee is selected by the Board. It may exercise all the powers of the Board, with certain exceptions, when the Board is not in session. The Committee must report its actions to the Board.

                          SHAREHOLDER MEETING RESULTS




    SPECIAL MEETING OF SHAREHOLDERS PRINCIPAL INVESTORS FUND, INC.-CAPITAL
                      PRESERVATION FUND HELD MAY 15, 2002



1) Approval of an amendment to the Articles of Incorporation for the Principal Investors Fund, Inc. to permit the Board of Directors to declare a reverse stock split for the Capital Preservation Fund, or take such other action as may be reasonably necessary to maintain a constant net asset value of the shares of the fund (including the authority to redeem shares pro rata from each stockholder or cancel shares and treat them as a contribution to the capital of the corporation as alternative means to maintain a stable per share net asset value), without obtaining prior shareholder approval.

         IN FAVOR                    OPPOSED                      ABSTAIN
         --------                    -------                      -------
      1,033,616.170                   0.000                        0.000


 SPECIAL MEETING OF SHAREHOLDERS PRINCIPAL INVESTORS FUND, INC.-EUROPEAN FUND
                             HELD OCTOBER 28, 2002



1) Approval of a Plan of Acquisition and the transactions contemplated thereby, pursuant to which the International Fund I, a series of Principal Investors Fund, Inc., will acquire all the assets and assume all the liabilities of the European Fund (the "Acquired Fund") and issue in exchange shares of its Preferred Class, Advisors Preferred Class, Select Class, Advisors Select Class, Institutional Class, and Class J common stock, and the Acquired Fund will distribute those shares to its Preferred Class, Advisors Preferred Class, Select Class, Advisors Select Class, Institutional Class, and Class J shareholders in redemption of all its outstanding shares and then dissolve.

         IN FAVOR                    OPPOSED                      ABSTAIN
         --------                    -------                      -------
       634,259.554                  4,751.735                    1,151.224


 SPECIAL MEETING OF SHAREHOLDERS PRINCIPAL INVESTORS FUND, INC.-PACIFIC BASIN
                          FUND HELD OCTOBER 28, 2002



1) Approval of a Plan of Acquisition and the transactions contemplated thereby, pursuant to which the International Fund I, a series of Principal Investors Fund, Inc., will acquire all the assets and assume all the liabilities of the Pacific Basin Fund (the "Acquired Fund") and issue in exchange shares of its Preferred Class, Advisors Preferred Class, Select Class, Advisors Select Class, Institutional Class, and Class J common stock, and the Acquired Fund will distribute those shares to its Preferred Class, Advisors Preferred Class, Select Class, Advisors Select Class, Institutional Class, and Class J shareholders in redemption of all its outstanding shares and then dissolve.

         IN FAVOR                    OPPOSED                      ABSTAIN
         --------                    -------                      -------
       538,082.212                    0.000                      1,906.669

                         FEDERAL INCOME TAX INFORMATION
                         PRINCIPAL INVESTORS FUND, INC.
                                OCTOBER 31, 2002
 -------------------------------------------------------------------------------
Information for federal income tax purposes is presented as an aid to shareholders in reporting the dividend distributions shown below. Shareholders should consult a tax advisor on how to report these distributions for state and local purposes.

For corporate shareholders, the percentage of ordinary income distributions (dividend income and short-term gains, if any) for the year ended October 31, 2002 that qualifies for the dividend received deduction is as follows:

                                          DEDUCTIBLE
                                          PERCENTAGE
                                         ------------
 Balanced Fund                                31%
 LargeCap S&P 500 Index Fund                 100%
 LargeCap Value Fund                         100%
 MidCap Blend Fund                           100%
 MidCap S&P 400 Index Fund                    71%
 MidCap Value Fund                            27%
 Partners LargeCap Blend Fund                100%
 Partners LargeCap Blend Fund I              100%
 Partners LargeCap Value Fund                 74%
 Partners MidCap Value Fund                  100%
 Partners SmallCap Value Fund                 19%
 SmallCap Blend Fund                         100%
 SmallCap Growth Fund                          2%
 SmallCap S&P 600 Index Fund                  35%
 SmallCap Value Fund                          17%





For federal income tax purposes, the Fund designates long term capital gain dividends for all share classes for the year ended October 31, 2002 as follows:

                                               PER SHARE
                                              LONG TERM
                                               CAPITAL GAIN
                                               DISTRIBUTIONS
                                            ------------
 MidCap S&P 400 Index Fund                    $    .0108
 SmallCap Blend Fund                               .0019
 SmallCap Value Fund                               .0054







FOREIGN TAXES PAID . International Fund I makes an election under the Internal Revenue Code Section 853 to pass through foreign taxes paid to their shareholders. The total amount of foreign taxes passed through to shareholders for the year ended October 31, 2002 totals $.0067 per share. This information is given to meet certain requirements of the Internal Revenue Code and should not be used by shareholders for preparing their income tax returns. For tax return preparation purposes, please refer to the information supplied with the 1099 form you receive from the Fund's transfer agent.